UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share, of the Registrant

(2)	Aggregate number of securities to which transaction applies:

10,494,067 shares of Common Stock of the Registrant

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$6.00, pursuant to Exchange Act Rule 0-11(c)(1) and 0-11(a)(4), the average high and low prices per share of the Registrant’s common stock reported in the consolidated reporting system on September 10, 2012.

(4)	Proposed maximum aggregate value of transaction:

$188,999,994

(5)	Total fee paid:

$21,659.40 computed in accordance with Exchange Act Rule 0-11(c)(1) and Section 14(g) of the Exchange Act by multiplying the maximum aggregate value of the transaction by 0.00011460.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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SUBJECT TO AMENDMENT AND COMPLETION

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF UNIVERSAL BUSINESS
PAYMENT SOLUTIONS ACQUISITION CORPORATION

Dear Stockholders of Universal Business Payment Solutions Acquisition Corporation (“UBPS”):

You are cordially invited to attend the special meeting of UBPS stockholders, which will be held at [ ], eastern time, on [ ], 2012, at [ ] where you will be asked to:

(i) adopt :

(a) the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, JP Merger Sub, LLC (the “JetPay Merger Sub”), JetPay, LLC (“JetPay”), WLES, L.P., (“WLES”) and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt and the partners of WLES (the “JetPay Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, JetPay will become a wholly-owned subsidiary of UBPS (the “JetPay Proposal”);

(b)  the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, Enzo Merger Sub, Inc. (the “EMS Merger Sub”), Francis David Corporation d/b/a Electronic Merchant Systems (“EMS”), the stockholders of EMS and James Weiland, as representative of the stockholders of EMS (the “EMS Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, EMS will become a wholly-owned subsidiary of UBPS (the “EMS Proposal”); and

(c) the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, ADC Merger Sub, Inc. (the “ADC Merger Sub”), AD Computer Corporation (“ADC”), Payroll Tax Filing Services, Inc. (“PTFS”), Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich, as representative of the stockholders of ADC and PTFS (the “ADC Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, ADC will become a wholly-owned subsidiary of UBPS (the “ADC Proposal” and together with the JetPay Proposal and the EMS Proposal, the “Acquisition Proposal”);

(ii) adopt the Amended and Restated Certificate of Incorporation of UBPS (the “Charter”) which includes provisions to change the size of the Board of Directors of UBPS (the “Board”), update the Charter to reflect current customary market provisions and delete certain provisions of the Charter that are applicable only prior to the completion of a business combination transaction (the “Charter Proposal”); and

(iii) approve, if necessary or appropriate, the adjournment of the special meeting of UBPS stockholders to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Acquisition Proposal and the Charter Proposal (the “Stockholder Adjournment Proposal”).

If the Acquisition Proposal is approved, UBPS may consummate any combination of the transactions contemplated by the JetPay Proposal, the EMS Proposal and the ADC Proposal that would result in the acquisition of businesses whose fair value is at least equal to $55,042,046, or 80% of the value of the funds being held in trust by UBPS as of July 6, 2012 (the “Minimum Acquisition”).

UBPS’s initial stockholders, including all of its officers and directors (referred to herein as the “Initial Stockholders”), have agreed, with respect to the Acquisition Proposal, to vote their 3,000,000 shares of UBPS common stock acquired prior to UBPS’s initial public offering, representing an aggregate of approximately 21.0% of the outstanding shares of UBPS common stock, in accordance with the vote of the majority of the common stock sold in UBPS’s initial public offering. The initial stockholders also intend to vote all of their shares of UBPS common stock “FOR” the Charter Proposal and Stockholder Adjournment Proposal.

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Pursuant to the Charter, in connection with the Acquisition Proposal, UBPS is providing all holders of shares of common stock of UBPS issued as part of the units in UBPS’s initial public offering (the “Public Shares”) with the opportunity to have their Public Shares redeemed in connection with the Acquisition Proposal pursuant to, and subject to the limitations set forth in the Restated Certificate of Incorporation of UBPS (the “Existing Charter”), for cash equal to the applicable redemption price per share determined in accordance with the existing Charter (a “Redemption”). If the holders of 93.1% (87.6% as adjusted for repurchases) or more of the UBPS Common Stock issued in the IPO demand a Redemption, then, in accordance with the terms of the existing Existing Charter, UBPS will not consummate the Transaction. UBPS common stock, units and public warrants are listed on the NASDAQ Capital Market under the symbol “UBPS,” “UBPSU” and “UBPSW,” respectively. Prior to exercising a Redemption, UBPS stockholders should verify the market price of UBPS’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

Each of these proposals is more fully described in the accompanying proxy statement.

Your vote is very important. Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay.

We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page[ ].

UBPS’s board of directors unanimously recommends that UBPS stockholders vote FOR approval of the Acquisition Proposal, FOR approval of the Charter Proposal and FOR approval of the Stockholder Adjournment Proposal. When you consider the recommendation of UBPS’s board of directors in favor of the Acquisition Proposal and the Charter Proposal, you should keep in mind that certain of UBPS’s directors and officers, including the Chairman of the Board, Bipin C. Shah, have interests in the Transaction that may conflict with your interests as a stockholder. See the section entitled, “The Transaction—Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction.”

Thank you for your consideration of these matters.

Sincerely,

Bipin C. Shah

Chairman and Chief Executive Officer

Universal Business Payment Solutions Acquisition Corporation

Whether or not you plan to attend the special meeting of UBPS stockholders, please submit your proxy by completing, signing, dating and mailing the enclosed proxy cards in the pre-addressed postage paid envelope or by using the telephone or Internet procedures provided to you by your broker or bank. If your shares or warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or warrants or, if you wish to attend the special meeting of UBPS stockholders and vote in person, you must obtain a proxy from your broker or bank.

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

This proxy statement is dated [ ], 2012 and is first being mailed to UBPS stockholders on or about [ ],  2012.

IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

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UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

Radnor Financial Center

150 North Radnor-Chester Road, Suite F-200

Radnor, Pennsylvania 19087

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF UNIVERSAL BUSINESS PAYMENT
SOLUTIONS ACQUISITION CORPORATION

To Be Held On [ ], 2012

To the Stockholders of Universal Business Payment Solutions Acquisition Corporation (“UBPS”):

NOTICE IS HEREBY GIVEN that the special meeting of UBPS stockholders will be held at [ ] a.m., Eastern [Daylight] Time, on [ ], 2012, at the offices of [ ] for the following purposes:

(i) to adopt:

(a) the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, JP Merger Sub, LLC (the “JetPay Merger Sub”), JetPay, LLC (“JetPay”), WLES, L.P., (“WLES”) and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt (the “JetPay Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, JetPay will become a wholly-owned subsidiary of UBPS (the “JetPay Proposal”);

(b) the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, Enzo Merger Sub, Inc. (the “EMS Merger Sub”), Francis David Corporation d/b/a Electronic Merchant Systems (“EMS”), the stockholders of EMS and James Weiland, as representative of the stockholders of EMS, (the “EMS Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, EMS will become a wholly-owned subsidiary of UBPS (the “EMS Proposal”); and

(c) the Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, by and among UBPS, ADC Merger Sub, Inc. (the “ADC Merger Sub”), AD Computer Corporation (“ADC”), Payroll Tax Filing Services, Inc. (“PTFS”), Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich, as representative of the stockholders of ADC and PTFS (the “ADC Agreement”), and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, ADC will become a wholly-owned subsidiary of UBPS (the “ADC Proposal” and together with the JetPay Proposal and the EMS Proposal, the “Acquisition Proposal”);

(ii) to adopt the Amended and Restated Certificate of Incorporation of UBPS (the “Charter”) which shall included provisions to change the size of the Board of Directors of UBPS (the “Board”), update the Restated Certificate of Incorporation of UBPS (the “Existing Charter”) to reflect current customary market provisions and delete certain provisions of the Existing Charter that are applicable to only prior to the completion of a business combination transaction (the “Charter Proposal”); and

(iii) to approve, if necessary or appropriate, the adjournment of the special meeting of UBPS stockholders to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Acquisition Proposal and the Charter Proposal (the “Stockholder Adjournment Proposal”).

UBPS’s board of directors unanimously recommends that UBPS stockholders vote FOR approval of the Acquisition Proposal, FOR approval of the Charter Proposal and FOR approval of the Stockholder Adjournment Proposal. When you consider the recommendation of UBPS’s board of directors in favor of the Acquisition Proposal and the Charter Proposal, you should keep in mind that certain of UBPS’s directors and officers, including the Chairman of the Board, Bipin C. Shah, have interests in the Transaction that may conflict with your interests as a stockholder. See the section entitled, “The Transaction—Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction.”

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If the Acquisition Proposal is approved, UBPS may consummate any combination of the transactions contemplated by the JetPay Proposal, the EMS Proposal and the ADC Proposal that would result in the acquisition of businesses whose fair value is at least equal to $55,042,046, or 80% of the value of the funds being held in trust as of July 6, 2012 (the “Minimum Acquisition”).

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of UBPS’s common stock at the close of business on [ ], 2012 are entitled to notice of the special meeting of UBPS stockholders and to vote at the special meeting of stockholders and any adjournments or postponements thereof.

A complete list of UBPS’s stockholders of record entitled to vote at the special meeting of UBPS stockholders will be available for ten days before the special meeting at the principal executive offices of UBPS for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

All UBPS stockholders are cordially invited to attend the special meeting of UBPS stockholders in person. Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting of UBPS stockholders, please read the enclosed proxy statement carefully, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, your broker or bank may provide you with voting instructions (including any instructions for voting by telephone or Internet). You should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE MERGERS. We cannot consummate the merger unless the merger agreement is approved by at least a majority of the outstanding shares of our common stock. The failure of any UBPS stockholder to vote and abstentions from voting will have the same effect as a vote by that UBPS stockholder AGAINST the adoption of the proposals listed above.

IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

Thank you for your participation. We look forward to your continued support.

[         ] 2012

By Order of the Board of Directors

Bipin C. Shah

Chairman and Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR UBPS STOCKHOLDERS	9

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	18

SUMMARY OF THE PROXY STATEMENT	18

PRICE RANGE OF SECURITIES AND DIVIDENDS	29

RISK FACTORS	31

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	46

SPECIAL MEETING OF UBPS STOCKHOLDERS	48

THE ACQUISITION PROPOSAL	54

THE TRANSACTION	55

THE ACQUISITION AGREEMENTS	67

THE CHARTER PROPOSAL	102

THE STOCKHOLDER ADJOURNMENT PROPOSAL	102

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	104

COMPARATIVE PER SHARE DATA	119

SELECTED HISTORICAL FINANCIAL INFORMATION OF UBPS	120

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF UBPS	121

UBPS’S BUSINESS	124

UBPS EXECUTIVE OFFICERS, DIRECTORS, EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE PRIOR TO THE TRANSACTION	132

UBPS EXECUTIVE OFFICERS, DIRECTORS, EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE FOLLOWING THE TRANSACTION	139

COMPENSATION OF UBPS EXECUTIVE OFFICERS	142

SELECTED HISTORICAL FINANCIAL INFORMATION OF JETPAY	144

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	145

JETPAY’S BUSINESS	149

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE OF JETPAY	152

SELECTED HISTORICAL FINANCIAL INFORMATION OF EMS	153

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	154

EMS’S BUSINESS	159

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE OF EMS	162

SELECTED HISTORICAL FINANCIAL INFORMATION OF AD COMPUTER	162

SELECTED HISTORICAL FINANCIAL INFORMATION OF PTFS	163

THE ADC ENTITIES’ BUSINESS	164

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE OF THE ADC ENTITIES	172

BENEFICIAL OWNERSHIP OF SECURITIES	173

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	175

DESCRIPTION OF SECURITIES	178

MATERIAL DIFFERENCES IN RIGHTS OF UBPS STOCKHOLDERS FOLLOWING THE TRANSACTION	181

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES	182

APPRAISAL RIGHTS	186

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	186

FUTURE STOCKHOLDER PROPOSALS	186

WHERE YOU CAN FIND ADDITIONAL INFORMATION	187

Index To Financial Statements	F-1

Annex A – JetPay Agreement	A-1

Annex B – EMS Agreement	B-1

Annex C – ADC Agreement	C-1

Annex D – Revised Charter	D-1

Annex E – JetPay Escrow Agreement	E-1

Annex F – EMS Escrow Agreement	F-1

Annex G – Registration Rights Agreement	G-1

Annex H – Waiver and Release Agreement	H-1

Annex I – Employment Agreements	I-1

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR UBPS STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of UBPS stockholders, including the proposed transaction. The following questions and answers may not include all the information that is important to stockholders of UBPS. We urge UBPS stockholders to read carefully this entire proxy statement, including “Risk Factors,” the disclosure of potential conflicts under the question headed “Do any of UBPS’s directors or officers have interests that may conflict with my interests with respect to the Transaction?”, the annexes and the other documents included or referred to herein.

Q:	What is the purpose of this document?

A:	Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation, or UBPS, has agreed to business combinations to acquire the following three companies: (i) JetPay, LLC, a Texas limited liability company, or JetPay, and certain affiliated entities, pursuant to an Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, or the JetPay Agreement, by and among UBPS, JP Merger Sub, LLC, a Delaware limited liability company, or the JetPay Merger Sub, JetPay, WLES, L.P., a Texas limited partnership, or WLES, and Trent Voigt; (ii) Francis David Corporation (d/b/a/ Electronic Merchant Systems), an Ohio Corporation, or EMS, and certain affiliated entities, pursuant to an Agreement and Plan of Merger, dated as of July 6, 2012 and as amended on August 9, 2012, or the EMS Agreement, by and among UBPS, Enzo Merger Sub, Inc., a Delaware corporation, or the EMS Merger Sub, EMS, the stockholders of EMS, or the EMS Stockholders and James Weiland, as representative of the EMS Stockholders; and (iii) AD Computer Corporation, a Pennsylvania corporation, or AD Computer, and certain affiliated entities pursuant to an Agreement and Plan of Merger, dated as of July 6, 2012, and as amended on August 9, 2012, or the ADC Agreement, by and among UBPS, ADC Merger Sub, Inc., a Delaware corporation, or the ADC Merger Sub, ADC, Payroll Tax Filing Services, Inc., a Pennsylvania corporation, or PTFS and collectively with AD Computer, the ADC Entities, Carol and C. Nicholas Antich as joint tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust and Joel E. Serfass, or collectively, the ADC Stockholders and C. Nicholas Antich, as representative of the ADC Stockholders.

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The consummation of the transactions contemplated by each of the JetPay Agreement, the EMS Agreement and the ADC Agreement, or the Acquisition Agreements, is referred to as the Transaction. The proposal to approve the Acquisition Agreements is referred to as the Acquisition Proposal. The JetPay Agreement, the EMS Agreement and the ADC Agreement are attached as Annex A, Annex B and Annex C, respectively, and are incorporated into this proxy statement by reference. You are encouraged to read this proxy statement, including “Risk Factors” and all the annexes hereto, in its entirety.

UBPS stockholders are being asked to consider and vote upon a proposal to adopt the Acquisition Agreements, pursuant to which, through a series of transactions, each of JetPay, EMS and AD Computer, and certain affiliated entities will become wholly-owned subsidiaries of UBPS. UBPS stockholders are also being asked to consider amendments to the Restated Certificate of Incorporation of UBPS, or the Charter, to change the size of the Board of Directors of UBPS, or the Board, and to delete certain provisions of the Charter that are applicable to only prior to the completion of a business combination transaction, or the Charter Proposal. The amended Charter is attached as Annex D and is incorporated into this proxy statement by reference.

If the Transaction is consummated, UBPS stockholders may redeem their shares of common stock of UBPS, par value $0.001 per share, or UBPS Common Stock, for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account. The redemption of UBPS Common Stock for cash in connection with the consummation of the Transaction is referred to herein as a Redemption.

The units that were issued in UBPS’s initial public offering, or the UBPS units, each consist of one share of UBPS Common Stock, or Public Share, and one warrant to purchase one share of UBPS Common Stock, which is referred to here as the UBPS Public Warrants. The UBPS units, Public Shares and UBPS Public Warrants are currently listed on the NASDAQ Capital Market. None of the UBPS units, the UBPS Common Stock or the UBPS Public Warrants will be exchanged in the Transaction and will continue to trade on the NASDAQ Capital Market following the consummation of the Transaction.

The approval of the Charter Proposal and the Acquisition Proposal by UBPS stockholders are preconditions to the consummation of the Transaction. In the event that the Transaction is not consummated, the Charter Proposal will not take effect.

This proxy statement contains important information about the proposed Transaction and the other matters to be acted upon at the special meeting of UBPS stockholders. You should read it carefully.

Q:	What are the material terms and conditions of the Acquisition Proposal?

A:	•	Pursuant to the JetPay Agreement, the JetPay Merger Sub will merge with and into JetPay, with JetPay surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the JetPay Merger.

•	In exchange, UBPS will pay to WLES $28,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 2,000,000 shares of UBPS Common Stock, of which $10,000,000 and 1,666,667 shares of UBPS Common Stock will be placed into an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of WLES under the JetPay Agreement.

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•	WLES will also be entitled to receive up to an aggregate of $5,000,000 in cash and 833,333 shares of UBPS Common Stock in the event certain stock price targets for UBPS Common Stock are achieved and upon a redemption of the UBPS Public Warrants.

EMS Merger

•	Pursuant to the EMS Agreement, the EMS Merger Sub will merge with and into EMS, with EMS surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the EMS Merger. Immediately subsequent to the EMS Merger, EMS will acquire all of the outstanding interests of an affiliated entity, BizFunds, LLC, pursuant to a unit purchase agreement, which is attached as an exhibit to the EMS Agreement.

•	In exchange, UBPS will pay to the EMS Stockholders $60,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 3,333,333 shares of UBPS Common Stock. An additional $10,000,000 will be placed in an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of the EMS Stockholders under the EMS Agreement. Any amounts remaining in the escrow account on the 18 month anniversary of the closing will be distributed to the EMS Stockholders, subject to retention of any amounts related to pending claims.

•	Additionally, the EMS Stockholders will be entitled to receive $5,000,000 in cash and 1,666,666 shares of UBPS Common Stock when UBPS becomes entitled to redeem UBPS Public Warrants.

•	There is a condition to closing that a designee of the EMS Stockholders be appointed to the vacancy created on the board of directors of UBPS upon approval of the Charter Proposal.

ADC Merger

•	Pursuant to the ADC Agreement, the ADC Merger Sub will merge with and into AD Computer, with AD Computer surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the ADC Merger.

•	In exchange, UBPS will pay to the ADC Stockholders $16,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness and 1,000,000 shares of UBPS Common Stock.

•	The ADC Stockholders will also be entitled to receive $2,000,000 in cash on the 24 month anniversary of the closing.

See the section entitled “The Acquisition Agreements” for additional information about the terms of the transactions contemplated by the Acquisition Agreements, which is referred to herein as the Transaction. The JetPay Agreement, the EMS Agreement and the ADC Agreement are attached as Annexes [A], [B] and C, respectively, to this proxy statement and are incorporated herein by reference. UBPS encourages you to read each of the Acquisition Agreements in their entirety.

Q:	What is being voted on by UBPS stockholders?

A:	Below are the proposals on which the UBPS stockholders, are being asked to vote:

•	the Acquisition Proposal;

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•	the Charter Proposal; and

•	a proposal to approve the adjournment of the special meeting of UBPS stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Acquisition Proposal and the Charter Proposal. This is referred to herein as the Stockholder Adjournment Proposal. This proposal will only be presented at the special meeting of UBPS stockholders if there are not sufficient votes to approve one of the other proposals presented to the stockholders.

It is important for you to note that in the event that the Charter Proposal or the Acquisition Proposal do not receive the requisite vote for approval, then UBPS will not consummate the Transaction. In the event that the Transaction is not consummated, the Charter Proposal will not take effect. If UBPS does not consummate the Transaction by February 9, 2013, UBPS will be required to dissolve and liquidate and all UBPS warrants will expire worthless.

Q:	Are the proposals conditioned on one another?

A:	The Charter Proposal is conditioned upon approval of the Acquisition Proposal. Adoption of the Acquisition Proposal is not conditioned upon the adoption of any other proposal. If the Acquisition Proposal is approved, UBPS may consummate any combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement that would result in the acquisition of businesses whose fair value is at least equal to $55,042,046, or 80% of the value of the funds being held in trust as of July 6, 2012, such acquisition being referred to herein as a Minimum Acquisition.

Q:	Do any of UBPS’s directors or officers have interests that may conflict with my interests with respect to the Transaction?

A:	UBPS’s directors and officers may have interests in the Transaction that are different from your interests as a stockholder. You should keep in mind the following interests of UBPS’s directors and officers:

The stockholders prior to initial public offering of UBPS, or IPO, including all of the officers and directors of UBPS, or the Initial Stockholders, purchased 3,450,000 shares of UBPS common stock, par value $0.001 per share, or Insider Shares, for an aggregate purchase price of $25,000, or approximately $0.00725 per share, of which 450,000 Insider Shares were forfeited upon expiration of the underwriters’ over-allotment option without exercise. In addition, simultaneously with the consummation of the IPO, UBPS consummated the private sale of 6,960,000 warrants, or Insider Warrants, to the Initial Stockholders and the underwriters of the IPO at a price of $0.50 per warrant for an aggregate purchase price of $3,480,000. In light of the amount of consideration paid, UBPS’s directors and officers will likely benefit from the completion of the Transaction even if the Transaction causes the market price of UBPS’s securities to significantly decrease.

The likely benefit to UBPS’s directors and officers may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal.

If UBPS does not consummate the Transaction by February 9, 2013, UBPS will be required to commence proceedings to dissolve and liquidate and the Insider Shares held by the Initial Stockholders will be worthless because such holders have agreed to waive their redemption rights with respect to their Insider Shares if UBPS fails to consummate the Transaction on or before February 9, 2013. In such event, the Insider Warrants will also expire worthless. If UBPS dissolves and liquidates prior to the consummation of a business combination, Mr. Shah has agreed that upon UBPS’s liquidation, he will be liable to UBPS if and to the extent any claims of target businesses or claims of vendors or other entities that are owed money by UBPS for services rendered or contracted for or products sold to us, reduce the amounts in the trust account to below $6.06 per share. Accordingly, if a creditor’s claim does not exceed the amount of funds available to UBPS outside of the trust account or available to be released to UBPS from interest earned on the trust account balance, then Mr. Shah would not have any personal obligation to indemnify such claims, as they would be paid from such available funds. However, if a claim exceeds such amounts, only an enforceable waiver executed by such creditor would excuse Mr. Shah from his obligations to pay such claim. UBPS can offer no assurance that Mr. Shah will be able to satisfy his obligations if he is required to do so.

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In addition, the exercise of UBPS’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in UBPS Public Stockholders’ best interest.

Q:	Why is UBPS proposing the Transaction?

A:	UBPS is a blank check company that was organized under the laws of the State of Delaware on November 12, 2010. UBPS was formed for the purpose of acquiring, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or similar business combination, one or more operating businesses, which is referred to in this proxy statement as an initial business combination or a business combination. UBPS consummated the IPO on May 13, 2011. Approximately $72.72 million of the proceeds of the IPO and the sale to the Initial Stockholders was placed in a trust account immediately following the IPO. Upon the consummation of an initial business combination, the amounts held in the trust account will be released to UBPS. As of June 30, 2012, $68,802,558 was held in the trust account. If the Acquisition Proposal is approved, UBPS intends to use a portion of the funds held in the trust account to pay (i) UBPS’s aggregate costs, fees and expenses in connection with the consummation of an initial business combination and other working capital expenses, (ii) a portion of the consideration payable to the equity holders of JetPay, EMS and the ADC Entities pursuant to the Acquisition Agreements and (iii) the UBPS Public Stockholders who properly exercise their redemption rights. See “The Transaction—UBPS’s Board of Directors’ Reasons for the Approval of the Transaction” and “The Acquisition Agreements” for additional information.

Q:	How is UBPS paying for the Transaction?

A:	UBPS will use the proceeds of its initial public offering currently held in the trust account, $68,802,558 as of June 30, 2012, to pay a portion of the net purchase price in the Transaction. UBPS will also use proceeds from a $55,000,000 term loan to pay the remainder of the net purchase price in the Transaction. See “The Acquisition Agreements—The Proposed Credit Facility for more information on the term loan.

Q:	Is UBPS issuing any shares of common stock in the Transaction?

A:	If and to the extent the Transaction is consummated in its entirety, concurrently with the consummation of the Transaction, UBPS will be issuing 2,000,000 shares, 3,333,333 shares and 1,000,000 shares of Common Stock to the owners of JetPay, EMS and the ADC Entities, respectively. Additionally, upon the achievement of certain targets, UBPS will issue an additional 1,666,666 shares and 833,333 shares to the owners of EMS and JetPay, respectively. All such shares will be unregistered shares and will be issued in reliance on exemptions under the Securities Act of 1933, as amended from time to time, or the Act. Certain of the shares will be subject to registration rights. See “The Acquisition Agreements – The Registration Rights Agreement” for more information.

Q:	What vote is required to approve the proposals presented at the special meeting of UBPS stockholders?

A:	Approval of the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders. See the section entitled “Special Meeting of UBPS Stockholders” for additional information. Abstentions will have the same effect as a vote “AGAINST” the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal. A broker non-vote will not be considered present for the purposes of establishing a quorum. A broker non-vote will have no effect on the Acquisition Proposal, the Charter Proposal or the Stockholder Adjournment Proposal.

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Q:	How will the Initial Stockholders vote?

A:	The Initial Stockholders currently own an aggregate of 3,000,000 Insider Shares. In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders pursuant to which the Initial Stockholders agreed to vote all of their Insider Shares in accordance with the majority of the votes cast with respect to an initial business combination by the UBPS Public Stockholders. This voting arrangement will not apply to shares purchased by the Initial Stockholders in the IPO or purchased from UBPS Public Stockholders following the IPO in the open market and, with regard to such shares, the Initial Stockholders are free to vote in favor of the Acquisition Proposal.

Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders. As of the record date of the special meeting of UBPS stockholders, 3,000,000 Insider Shares, or 21.0% of the issued and outstanding shares of UBPS Common Stock, would be voted in accordance with the majority of the votes cast by UBPS Public Stockholders with respect to the Acquisition Proposal. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS Public Stockholders that are likely to vote against the Acquisition Proposal or that are likely to elect to exercise their redemption rights, the probability that the vote to approve the Acquisition Proposal will succeed would increase.

Q:	Am I required to vote against the Acquisition Proposal in order to have my shares redeemed?

A:	You are not required to vote against the Acquisition Proposal in order to have the right to demand that UBPS redeem your Public Shares for cash equal to your pro rata share of the aggregate amount then on deposit in the trust account. These rights to demand redemption of Public Shares for cash are sometimes referred to herein as redemption rights. If the Transaction is not completed, then UBPS Public Stockholders electing to exercise their redemption rights will not be entitled to receive such payments. In addition, the Charter provides that a UBPS Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended, or the Exchange Act), will be restricted from seeking redemption rights in connection with the Transaction with respect to more than an aggregate of 10% of the shares sold in the IPO.

Q:	How do I exercise my redemption rights?

A:	You may demand that UBPS redeem the Public Shares held by you for cash by marking the appropriate space on the applicable enclosed proxy card and providing physical or electronic delivery of your stock certificates or shares, as appropriate, prior to the special meeting of UBPS stockholders. Any request for redemption, once made, may be withdrawn at any time up to the date of the special meeting of UBPS stockholders. The actual per share redemption price will be equal to the aggregate amount then on deposit in the trust account divided by the number of shares sold in the IPO. For illustrative purposes, based on funds in the trust account of $68,802,558 on June 30, 2012, the estimated per share redemption price would have been approximately $6.08. Please see the section entitled “Special Meeting of UBPS Stockholders—Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.

Q:	Do I have appraisal rights if I object to the proposed Transaction?

A:	Appraisal rights are not available to holders of shares of UBPS Common Stock in connection with the proposed Transaction. For additional information, see the section entitled “Special Meeting of UBPS Public UBPS Stockholders—Appraisal Rights.”

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Q:	What happens to the funds deposited in the trust account after consummation of the Transaction?

A:	If the Acquisition Proposal is approved, UBPS intends to use the funds held in the trust account to pay (i) UBPS’s aggregate costs, fees and expenses in connection with the consummation of an initial business combination (including deferred underwriting commissions) and other working capital expenses, (ii) UBPS Public Stockholders who properly exercise their redemption rights, and (iii) for any repurchases by UBPS of Public Shares, prior to the Transaction. See the sections entitled “The Transaction” and “The Acquisition Agreements” for additional information.

Q:	What happens if the Transaction is not consummated or is terminated?

A:	There are certain circumstances under which UBPS or either JetPay, EMS or the ADC Entities may terminate the JetPay Agreement, the EMS Agreement and the ADC Agreement, respectively. See the sections entitled “The Acquisition Agreements—The JetPay Agreement -Termination”, “The Acquisition Agreements—The EMS Agreement -Termination” and “The Acquisition Agreements—The ADC Agreement -Termination” for additional information regarding the parties’ specific termination rights. If the Transaction is not approved or completed for any reason, then UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would not be entitled to redeem their Public Shares for the applicable pro rata share of the trust account. In such case, UBPS will promptly return any certificates delivered by UBPS Public Stockholders who elected to redeem their shares. If UBPS does not consummate the Transaction by February 9, 2013, it will be required to commence proceedings to dissolve and liquidate and UBPS’s warrants will expire worthless. UBPS warrantholders have no right to receive funds held in the trust account with respect to the warrants they hold. If UBPS elects to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not the Transaction in its entirety, UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would be entitled to exercise their redemption rights; provided, that such combination constituted a Minimum Acquisition.

The Initial Stockholders have waived their redemption rights with respect to their Insider Shares if UBPS fails to consummate a business combination by February 9, 2013.

Bipin C. Shah, UBPS’s founder and chairman of the board, has agreed that upon UBPS’s liquidation, he will be liable to UBPS if and to the extent any claims by a vendor for services rendered or products sold to UBPS, or a prospective target business with which UBPS has discussed entering into a transaction agreement, reduce the amounts in the trust account to below $6.06 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under UBPS’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Shah will not be responsible to the extent of any liability for such third party claims. However, UBPS has not asked Mr. Shah to reserve for such indemnification, and UBPS cannot assure you that Mr. Shah would be able to satisfy those obligations. See the section entitled “UBPS’s Business— Redemption of UBPS Common Stock and Liquidation if No Initial Business Combination” for additional information.

Q:	When is the Transaction expected to be consummated?

A:	It is currently anticipated that the Transaction will be consummated promptly following the special meeting of UBPS stockholders to be held on [ ], 2012 provided that all the requisite stockholder approvals are obtained and other conditions to the consummation of the Transaction have been satisfied or waived. For a description of the conditions for the completion of the Transaction, see the sections entitled “The Acquisition Agreements—The JetPay Agreement -Conditions to Closing”, “The Acquisition Agreements—The EMS Agreement -Conditions to Closing” and “The Acquisition Agreements—The ADC Agreement -Conditions to Closing.”

If UBPS does not consummate an initial business combination by February 9, 2013, it will be required to commence proceedings to dissolve and liquidate and UBPS’s warrants will expire worthless. See the section entitled “UBPS’s Business— Redemption of UBPS Common Stock and Liquidation if No Initial Business Combination” for additional information.

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Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including “Risk Factors” and the annexes, and to consider how the Transaction will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares or warrants through a brokerage firm, bank or other nominee, on the voting instruction form provided by the brokerage firm, bank or nominee.

Q:	How many votes do I have?

A:	UBPS stockholders are entitled to one vote at the special meeting for each share of UBPS Common Stock held of record as of the record date. As of the close of business on the record date, there were 14,319,693 outstanding shares of UBPS Common Stock.

Q:	How do I vote?

A:	If you were a holder of record of UBPS Common Stock on [ ], 2012, the record date for the special meeting of UBPS stockholders, you may vote with respect to the applicable proposals in person at the special meeting of UBPS stockholders or by submitting a proxy by mail so that it is received prior to [ ] a.m. Eastern Daylight Time on [ ], 2012, in accordance with the instructions provided to you under “Special Meeting of UBPS Stockholders.” If you hold your shares in “street name,” which means your shares or warrants are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). Internet voting access will continue until [ ] p.m. Eastern Daylight Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to vote or change his vote. You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting of UBPS stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting at the special meeting of UBPS stockholders?

A:	UBPS will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for the purposes of determining whether a quorum is present at the special meeting of UBPS stockholders. For purposes of approval, an abstention on the Acquisition Proposal, the Charter Proposal or the Stockholder Adjournment Proposal will have the same effect as a vote “AGAINST” the proposal. Additionally, failure to elect to exercise your redemption rights will preclude you from having your shares redeemed for cash. In order to exercise your redemption rights, you must make an election on the applicable proxy card to redeem such shares of UBPS Common Stock or submit a request in writing to UBPS’s transfer agent at the address listed on page [ ], and deliver your shares to UBPS’s transfer agent physically or electronically through DTC prior to the special meeting of UBPS stockholders.

Q:	What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:	Executed and dated proxies received by UBPS without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders, as the case may be. Stockholders will not be entitled to exercise their redemption rights if such stockholders submit proxy cards to UBPS without an election on the proxy card to redeem their shares or, for stockholders holding their shares in “street name,” if such stockholders fail to provide appropriate instructions to their banks, brokers or other nominees.

Q:	If I am not going to attend the special meeting of UBPS stockholders in person, should I submit my proxy card instead?

A:	Yes. Whether or not you plan to attend the special meeting of UBPS stockholders, after carefully reading and considering the information contained in this proxy statement, please submit the executed stockholder proxy card by mail or follow the voting instructions (including any telephone or Internet voting instructions) provided by your broker or bank if your shares or warrants are held in “street name,” in each case in accordance with the instructions provided under “Special Meeting of UBPS Stockholders,” so your shares or warrants, as the case may be, may be represented at the special meeting of UBPS stockholders.

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Q:	If my shares or warrants are held in “street name,” will my broker, bank or nominee automatically vote my shares or warrants for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. UBPS believes the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares or warrants without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Acquisition Proposal, the Charter Proposal or the Stockholder Adjournment Proposal. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares or warrants; this indication that a bank, broker or nominee is not voting your shares or warrants is referred to as a “broker non-vote.” Your bank, broker or other nominee can vote your shares or warrants only if you provide instructions on how to vote. You should instruct your broker to vote your UBPS shares or warrants in accordance with directions you provide.

Q:	May I change my vote after I have submitted my executed proxy card?

A:	Yes. You may change your vote by submitting a later-dated, executed proxy card by mail or following the voting instructions (including any telephone or Internet voting instructions) provided by your broker or bank if your shares or warrants are held in “street name,” in each case in accordance with the instructions provided under “Special Meeting of UBPS Stockholders” prior to the special meeting of UBPS stockholders or attending the special meeting of UBPS stockholders in person and voting. Street name holders with access to telephone and Internet voting may change their vote until 11:59 p.m. Eastern Daylight Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to change his vote. You also may revoke your proxy by sending a notice of revocation to UBPS’s secretary, which must be received by UBPS’s secretary prior to the special meeting of UBPS stockholders.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please submit each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your UBPS shares.

Q:	How can I obtain additional copies of the proxy statement or the enclosed proxy card?

A:	If you need additional copies of the proxy statement or the enclosed proxy card you should contact:

[      ]

To obtain timely delivery, UBPS stockholders must request the materials no later than [ ], 2012.

You may also obtain additional information about UBPS from documents filed with the Securities and Exchange Commission, by following the instructions in the section entitled “Where You Can Find Additional Information.”

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If you intend to seek redemption of your Public Shares, you will need to deliver your shares (either physically or electronically) to UBPS’s transfer agent prior to the meeting, as further described in this proxy statement. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Tel: (212) 845-3287

Fax: (212) 616-7616

Q:	How will the solicitation of proxies be handled?

A:	UBPS expects to solicit proxies primarily by mail. UBPS has retained [ ], for an initial fee of $[ ] plus out-of-pocket expenses, to assist in the solicitation of proxies. UBPS will pay [ ] an additional fee of $[ ] upon successful completion of the Transaction. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitations by the directors, officers and employees of UBPS. No additional compensation will be paid to UBPS’s directors, officers or employees for their solicitation efforts.

Q:	Who can answer my questions?

A:	If you have any questions about the Transaction or how to submit your proxy, or if you need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact UBPS’s third party solicitor, which is assisting UBPS in the solicitation of proxies, at:

[     ]

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, UBPS and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement, unless UBPS has received contrary instructions from one or more of such stockholders. Upon written or oral request, UBPS will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that UBPS deliver single copies of the proxy statement in the future. Stockholders may notify UBPS of their requests by calling UBPS at (215) 977-2482 or writing UBPS at its principal executive offices at Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087.

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the transactions contemplated by the Acquisition Agreements (as defined below), which are referred to herein collectively as the “Transaction,” you should read this entire proxy statement carefully, including “Risk Factors” and the annexes. See also the section entitled “Where You Can Find Additional Information.”

Unless the context otherwise requires, a reference in this proxy statement to “UBPS” means Universal Business Payment Solutions Acquisition Corporation, a reference to “EMS” means Francis David Corporation d/b/a Electronic Merchant Systems and Bizfunds, LLC, a reference to “the ADC Entities” means AD Computer Corporation and Payroll Tax Filing Services, Inc. References in this proxy statement to “UBPS Common Stock” are to shares of common stock of UBPS, par value $0.001 per share, references in this proxy statement to “Public Shares” are to shares of UBPS Common Stock issued as part of the units in UBPS’s initial public offering, and references to “UBPS Public Stockholders” refer to the holders of the Public Shares, including the Initial Stockholders (as defined below) to the extent the Initial Stockholders have purchased Public Shares, provided that each Initial Stockholder’s status as a “UBPS Public Stockholder” shall only exist with respect to such Public Shares. References in this proxy statement to “UBPS warrants” are to warrants of UBPS, each of which is exercisable for one share of UBPS Common Stock, references in this proxy statement to “UBPS Public Warrants” are to UBPS warrants that were issued in UBPS’s initial public offering, and references to “UBPS Public Warrantholders” are to UBPS warrantholders owning UBPS Public Warrants.

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This proxy statement is for use in the solicitation of proxies for the special meeting of UBPS stockholders.

The Acquisition Proposal

The Companies

UBPS

UBPS, a company in the development state is a blank check company that was organized under the laws of the State of Delaware on November 12, 2010. UBPS was formed for the purpose of acquiring, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or similar business combination, one or more operating businesses. In accordance with UBPS’s Restated Certificate of Incorporation, or the Charter, if UBPS is unable to consummate an initial business combination by February 9, 2013, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, distribute to the Public Shareholders an aggregate sum equal to the amount held in the trust account, inclusive of any interest, plus any remaining net assets  that would otherwise be payable to holders of the Public Shares under Delaware law, if any; and (iii) as promptly as reasonably possible following such distribution, subject to the approval of UBPS’s remaining stockholders and UBPS’s board of directors, dissolve and liquidate; subject in each case to UBPS’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of its liquidation, the UBPS warrants will expire worthless.

The UBPS units, UBPS Common Stock and UBPS Public Warrants are currently listed on the NASDAQ Capital Market under the symbols UBPSU, UBPS and UBPSW, respectively. Following the consummation of the Transaction, the UBPS units, UBPS Common Stock and UBPS Public Warrants will continue trading on the NASDAQ Capital Market.

The mailing address of UBPS’s principal executive office is Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087.

JetPay

JetPay, LLC was formed as a Texas limited liability company as Transactional Technologies, LLC in January, 2001. A related company, Standard Payments, LLC was formed as a Texas limited liability company in January, 2001. A third related entity, JetPay ISO Services, LLC was formed as a Texas limited liability company in May, 2005. In 2005, Transactional Technologies changed its name to JetPay, LLC, and in February, 2006, Standard Payments changed its name to JetPay Merchant Services, LLC. In 2010 all three entities came under common ownership, and will be referred to herein as a single entity, JetPay. JetPay is a leading end-to-end processor of credit and debit card payment transactions. JetPay provides debit, credit, and ACH processing services directly to retailers, service providers, and banks, and on a wholesale basis to Independent Sales Organizations, which are referred to herein as “ISOs”. JetPay is one of fewer than 20 U.S. processors that connect directly to the card networks (e.g. Visa and MasterCard), and it provides cost-effective, customized solutions to its customers. JetPay has a specific strength in Card-Not-Present transactions, a growing area in the industry. With approximately $17.5 million in revenue in 2011 and approximately 2,600 customers, JetPay was recently honored again as one of the 100 fastest growing companies in Dallas, TX. Trent Voigt, one of JetPay’s founders, currently controls 100% of all three entities. JetPay’s principal executive offices are located at 3361 Boyington Drive, Suite 180, Dallas, Texas, 75006, and its telephone number is (972) 503-8900.

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JP Merger Sub, LLC

JP Merger Sub, LLC, or the JetPay Merger Sub, a Delaware limited liability company and a wholly-owned subsidiary of UBPS, was formed solely for the purpose of facilitating UBPS’s acquisition of JetPay. The JetPay Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, the JetPay Merger Sub will merge with and into JetPay and will cease to exist. The principal executive office of JetPay Merger Sub is Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087 and its telephone number is (610) 977-2482.

EMS

Francis David Corporation d/b/a Electronic Merchant Systems was incorporated in Ohio in September, 1987. BizFunds, LLC an entity that is currently 40% controlled by EMS, was formed as an Ohio limited liability company in October, 2007. EMS became a registered ISO with MasterCard and Visa in 1997. EMS sells debit and credit card processing services, sells and leases payment terminals, provides gift and loyalty cards, offers web hosting and provides cash advances and other services to small business throughout the US through a combined sales force of its own direct force of approximately 144 sales and support personnel as well as approximately 172 active independent agents. EMS is concentrated with 9 sales offices primarily in the Eastern US. EMS specializes in assisting smaller businesses increase their revenue and attract new customers, as well as meeting their payment processing needs. As of June 30, 2012, EMS served over 16,000 merchants with annual transaction volume of $2.1 billion. EMS had $40.0 million in revenues in 2011 and a revenue growth rate of over 20% from 2009-2011. EMS’s chairman is James Weiland, who controls both entities. EMS’s principal executive offices are located at 5005 Rockside Road, Penthouse 100, Independence, Ohio 44131, and its telephone number is (216) 524-0900.

Enzo Merger Sub, Inc.

Enzo Merger Sub, Inc., or the EMS Merger Sub, a Delaware corporation and a wholly-owned subsidiary of UBPS, was formed solely for the purpose of facilitating UBPS’s acquisition of EMS. The EMS Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, the EMS Merger Sub will merge with and into EMS and will cease to exist. The principal executive office of EMS Merger Sub is Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087 and its telephone number is (610) 977-2482.

The ADC Entities

AD Computer Corporation was formed in Bethlehem, PA in April, 1970. A related company, Payroll Tax Filing Services, Inc., which is referred to herein as PTFS, was incorporated Pennsylvania in May, 1990. AD Computer began as a full-service payroll processor, providing payroll accounting, paychecks, and direct deposit to customers in and around Lehigh Valley, PA. In 1990, the ADC Entities added the services of collecting and filing payroll taxes. Today the ADC Entities’ strength remains in Eastern Pennsylvania, although it has customers and processes payroll in all 50 states. The ADC Entities have a scalable processing platform that can handle significant growth with modest incremental costs. It also has specific expertise in calculating, collecting and filing local taxes. The ADC Entities have approximately 4,800 customers and $12.6 million in 2011 revenues, as well as an average of $45 million in float, with respect to average payroll tax filings. C. Nicholas Antich founded AD Computer and, along with Joel E. Serfass, founded PTFS. Messrs. Antich and Serfass and their families jointly control 100% of both entities. ADC’s principal executive offices are located at 3939 West Drive, Center Valley, Pennsylvania 18034, and its telephone number is (610) 797-9500.

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ADC Merger Sub, Inc.

ADC Merger Sub, Inc., or the ADC Merger Sub, a Delaware corporation and a wholly-owned subsidiary of UBPS, was formed solely for the purpose of facilitating UBPS’s acquisition of ADC. The ADC Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, the ADC Merger Sub will merge with and into ADC and will cease to exist. The principal executive office of ADC Merger Sub is Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087 and its telephone number is (610) 977-2482.

Summary of the Terms of the Transaction

On July 6, 2012, UBPS entered into an Agreement and Plan of Merger by and among UBPS, the JetPay Merger Sub, JetPay, WLES, and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt, which was subsequently amended by an Amendment to Merger Agreement, dated as of August 9, 2012, by and between UBPS and JetPay. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the JetPay Agreement.

On July 6, 2012, UBPS entered into an Agreement and Plan of Merger by and among UBPS, the EMS Merger Sub, EMS, the stockholders of EMS, or the EMS Stockholders, and James Weiland, as Representative, which was subsequently amended by an Amendment to Merger Agreement, dated as of August 9, 2012, by and between UBPS and EMS. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the EMS Agreement.

On July 6, 2012, UBPS entered into an Agreement and Plan of Merger by and among UBPS, the ADC Merger Sub, AD Computer, PTFS, Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich, as Representative, which was subsequently amended by an Amendment to Merger Agreement, dated as of August 9, 2012, by and between UBPS and ADC. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the ADC Agreement. The JetPay Agreement, the EMS Agreement and the ADC Agreement are referred to collectively herein as the Acquisition Agreements.

JetPay Merger

•	Pursuant to the JetPay Agreement, the JetPay Merger Sub will merge with and into JetPay, with JetPay surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the JetPay Merger.

•	In exchange, UBPS will pay to WLES $28,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 2,000,000 shares of UBPS Common Stock, of which $10,000,000 and 1,666,667 shares of UBPS Common Stock will be placed into an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of WLES under the JetPay Agreement.

•	WLES will also be entitled to receive up to an aggregate of $5,000,000 in cash and 833,333 shares of UBPS Common Stock in the event certain stock price targets for UBPS Common Stock are achieved and upon a redemption of the UBPS Public Warrants.

•	Redemption by holders of less than 87.5% of the shares of UBPS Common Stock issued in the IPO and receipt of financing necessary to consummate the transactions contemplated by the JetPay Agreement are conditions to closing.

EMS Merger

•	Pursuant to the EMS Agreement, the EMS Merger Sub will merge with and into EMS, with EMS surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the EMS Merger. Immediately subsequent to the EMS Merger, EMS will acquire all of the outstanding interests of an affiliated entity, BizFunds, LLC, pursuant to a unit purchase agreement, which is attached as an exhibit to the EMS Agreement.

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•	In exchange, UBPS will pay to the EMS Stockholders $60,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 3,333,333 shares of UBPS Common Stock. An additional $10,000,000 will be placed in an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of the EMS Stockholders under the EMS Agreement. Any amounts remaining in the escrow account on the 18 month anniversary of the closing will be distributed to the EMS Stockholders, subject to retention of any amounts related to pending claims.

•	Additionally, the EMS Stockholders will be entitled to receive $5,000,000 in cash and 1,666,666 shares of UBPS Common Stock when UBPS becomes entitled to redeem UBPS Public Warrants.

•	Redemption by holders of less than 87.5% of the shares of UBPS Common Stock issued in the IPO and receipt of financing necessary to consummate the transactions contemplated by the EMS Agreement are conditions to closing.

•	Additionally, there is a condition to closing that a designee of the EMS Stockholders be appointed to the vacancy created on the board of directors of UBPS upon approval of the Charter Proposal.

•	UBPS may terminate the EMS Agreement if EMS suffers in excess of $5,000,000 in indemnifiable losses prior to the closing.

ADC Merger

•	Pursuant to the ADC Agreement, the ADC Merger Sub will merge with and into AD Computer, with AD Computer surviving the merger as a wholly-owned subsidiary of UBPS, which is referred to herein as the ADC Merger.

•	In exchange, UBPS will pay the ADC Stockholders $16,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness and 1,000,000 shares of UBPS Common Stock.

•	The ADC Stockholders will also be entitled to receive $2,000,000 in cash on the 24 month anniversary of the closing.

•	Redemption by holders of less than 87.5% of the shares of UBPS Common Stock issued in the IPO and receipt of financing necessary to consummate the transactions contemplated by the ADC Agreement are conditions to closing.

If the Acquisition Proposal is approved, UBPS may elect to consummate any combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement that would result in a Minimum Acquisition.

See the section entitled “The Acquisition Agreements” for additional information about the terms of the transactions contemplated by the Acquisition Agreements, which is referred to herein as the Transaction. The JetPay Agreement, the EMS Agreement and the ADC Agreement are attached as Annexes A, B and C, respectively, to this proxy statement and are incorporated herein by reference. UBPS encourages you to read each of the Acquisition Agreements in their entirety.

Reasons for the Transaction

The proposal to approve the Transaction and adopt the Acquisition Agreements is referred to in this proxy statement as the Acquisition Proposal. In recommending the approval of the Acquisition Proposal by UBPS stockholders, UBPS’s board of directors: (i) concluded that the Transaction and the consideration to be paid in the Transaction is fair to, and in the best interests of, UBPS and its stockholders (despite potential conflicts of interests of certain of UBPS’s directors and officers), (ii) evaluated the relative valuation of the Transaction in comparison to the valuation metrics of other publicly traded payroll companies, credit and debit card sales organizations and debit and credit card processors, (iii) investigated the growth prospects of each of the Acquired Companies (iv) reviewed the companies’ activities for their ability to assist implementation of UBPS’s overall strategy, (v) explored the risks inherent within each company’s operations, and (vi) examined the management of the companies for their strength and fit in carrying out the UPBS’s mission.

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See the sections entitled “The Transaction—UBPS’s Board of Directors’ Reasons for the Approval of the Acquisition Proposal”, and “Risk Factors” for additional information.

Post-Transaction Ownership Structure

Below is the ownership structure of UBPS and JetPay, EMS and AD Computer immediately following the consummation of the Transaction.

Proposed Credit Facility

To finance a portion of the purchase price and related costs of the Transaction, UBPS anticipated entering into a credit facility with an unidentified third party. The facility will include a $55,000,000 term loan and a $5,000,000 revolving line of credit. UBPS and each of the Acquired Companies will serve as borrower-guarantors under the facility and all of such companies’ assets will secure the facility. A description of the credit facility is set forth in the section entitled “Acquisition Agreements — Proposed Credit Facility” beginning on page [ ]. The closing of the credit facility is subject to a number of customary conditions and there can be no assurance that UBPS will enter into the credit facility. Consummation of the Transaction is contingent upon closing of the proposed credit facility.

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Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction

•	The stockholders prior to the IPO, including all of officers and directors of UBPS, or the Initial Stockholders, purchased 3,450,000 shares of UBPS common stock, par value $0.001 per share, or Insider Shares, for an aggregate purchase price of $25,000, or approximately $0.00725 per share, of which 450,000 Insider Shares were forfeited upon expiration of the underwriters’ over-allotment option without exercise. In addition, simultaneously with the consummation of the IPO, UBPS consummated the private sale of 6,960,000 warrants to the Initial Stockholders, or Insider Warrants, and the underwriters of the IPO at a price of $0.50 per warrant for an aggregate purchase price of $3,480,000. In light of the amount of consideration paid, UBPS’s directors and officers will likely benefit from the completion of the Transaction even if the Transaction causes the market price of UBPS’s securities to significantly decrease. The likely benefit to UBPS’s directors and officers may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal.

•	If UBPS does not consummate the Transaction by February 9, 2013, UBPS will be required to commence proceedings to dissolve and liquidate and the 3,000,000 Insider Shares held by the Initial Stockholders will be worthless because such holders have agreed to waive their redemption rights with respect to their Insider Shares if UBPS fails to consummate the Transaction on or before February 9, 2013. In such event, the Insider Warrants will also expire worthless.

In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders pursuant to which the Initial Stockholders have agreed to vote all of their Insider Shares in accordance with the majority of the votes cast with respect to an initial business combination by the UBPS Public Stockholders.

Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date, present in person or represented by proxy, at the special meeting of UBPS stockholders. As of the record date of the special meeting of UBPS stockholders, 3,000,000 Insider Shares, or approximately 21.0% of the outstanding UBPS Common Stock, would be voted in accordance with the majority of the votes cast by UBPS Public Stockholders with respect to the Acquisition Proposal. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS stockholders that are likely to vote against the Acquisition Proposal, or that are likely to elect to redeem their Public Shares, the probability that the Acquisition Proposal will be approved would increase.

If UBPS dissolves and liquidates prior to the consummation of a business combination, Mr. Shah has agreed that upon UBPS’s liquidation, he will be liable to UBPS if and to the extent any claims of target businesses or claims of vendors or other entities that are owed money by UBPS for services rendered or contracted for or products sold to us, reduce the amounts in the trust account to below $6.06 per share. Accordingly, if a creditor’s claim does not exceed the amount of funds available to UBPS outside of the trust account or available to be released to UBPS from interest earned on the trust account balance, then Mr. Shah would not have any personal obligation to indemnify such claims, as they would be paid from such available funds. However, if a claim exceeds such amounts, only an enforceable waiver executed by such creditor would excuse Mr. Shah from his obligations to pay such claim. UBPS can offer no assurance that Mr. Shah will be able to satisfy his obligations if he is required to do so.

In addition, the exercise of UBPS’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in UBPS Public Stockholders’ best interest.

Certain Other Interests in the Transaction

In addition to the interests of UBPS’s directors and officers in the Transaction, you should keep in mind that certain individuals promoting the Transaction and / or soliciting proxies on behalf of UBPS have interests in the Transaction that are different from, or in addition to, the interests of UBPS stockholders.

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EarlyBirdCapital, Inc., or EarlyBird, an underwriter in the IPO, may be assisting UBPS’s directors and officers in connection with these efforts. EarlyBird would be paid an additional fee of $2,070,000 upon consummation of the Transaction in connection with services performed as a financial and capital markets advisor for UBPS with respect to the Transaction. In addition, EarlyBird holds an option to purchase 600,000 units of UBPS, each unit consisting of one share of UBPS Common Stock and one UBPS warrant with an exercise price of $6.60 per share of UBPS Common Stock. EarlyBird, as representative of the underwriters in the initial public offering, purchased 720,000 UBPS warrants at a price of $0.50 per UBPS warrant on May 13, 2011. The likely benefit to EarlyBird may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal.

In the event that the Transaction is consummated, funds in UBPS’s trust account may be used, directly or indirectly, to purchase Public Shares from the holders of such Public Shares. Although UBPS contemplates that such purchases would likely be consummated by means of a purchase agreement entered into directly with such holders of UBPS Common Stock, it is possible that UBPS may repurchase such shares indirectly through the use of a third party intermediary who would be compensated by UBPS for its role as intermediary in the event that some holders are reluctant to sell such shares to UBPS directly. To the extent made, such purchases would be made in compliance with federal securities laws. See the section entitled “The Transaction—Actions That May Be Taken to Secure Approval of UBPS Stockholders.”

Actions That May Be Taken to Secure Approval of UBPS Stockholders

UBPS or the Initial Stockholders and their respective affiliates may negotiate arrangements to provide for the purchase of the Public Shares from holders who indicate their intention to vote against the Transaction and seek redemption or who otherwise wish to sell their Public Shares. In the event that UBPS is the buyer in such privately negotiated purchases, it could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Transaction, provided that any such purchases do not change the price per share payable to UBPS Public Stockholders who have properly exercised their redemption rights. It is possible that any such privately negotiated purchases of Public Shares could involve the payment of a premium purchase price. See “Special Meeting of UBPS Stockholders—Permitted Purchases of UBPS Securities” and “UBPS’s Business—Stockholder Approval of the Transaction” for more information.

If the Transaction is not consummated, a holder would have to wait until UBPS liquidates in connection with its dissolution to receive liquidation proceeds, which liquidation could take 60 days or more to complete.

UBPS, the Initial Stockholders or UBPS’s directors and officers could approach a limited number of large holders of UBPS that have indicated an intention to vote against the Acquisition Proposal, and engage in direct negotiations for the purchase of such holders’ positions. All holders approached in this manner would be institutional or sophisticated holders. Arrangements of such nature would only be entered into and effected in accordance with applicable law, including securities laws, at a time when UBPS, the Initial Stockholders or UBPS’s directors and officers and / or their respective affiliates are not aware of any material nonpublic information regarding UBPS or any of the Acquired Companies and their respective securities or pursuant to agreements between the buyer and seller of such shares in a form that would not violate insider trading rules. Definitive arrangements have not yet been determined but may include: agreements between UBPS, the Initial Stockholders or UBPS’s directors and officers and their respective affiliates on the one hand and the holders of Public Shares on the other hand pursuant to which UBPS would agree to purchase Public Shares from such holders in connection with the closing of the Transaction for the price specified in the arrangements. Under the terms of such an agreement, the holder would appoint an officer of UBPS as his proxy with respect to the Transaction and all other proposals in this proxy statement.

As a result of the purchases that may be effected through such arrangements, it is likely that the number of shares of UBPS Common Stock in UBPS’s public float will be reduced and that the number of beneficial holders of UBPS’s securities also will be reduced.

If holders refuse to enter into arrangements with UBPS to sell their Public Shares, UBPS may determine to engage a third party “aggregator” to buy shares prior to the meeting from such holders that have already indicated an intention to redeem their shares and / or vote against the Acquisition Proposal. In such a case, the aggregator would purchase the shares from the original holder and then subsequently sell such shares to UBPS in connection with the closing of the Transaction. UBPS would, in addition to paying the purchase price of such shares to this aggregator, pay it a fee. Such fee would typically be a small percentage of the aggregator’s total purchase price for such shares.

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Although UBPS does not have a definitive plan to engage the services of such an aggregator, if one is needed, the parties believe it will be in the best interests of stockholders that are voting in favor of the Transaction since the retention of the aggregator can help ensure that the Transaction will be completed and the additional fee payable to the aggregator is not expected to be significant. All shares purchased pursuant to such arrangements would remain outstanding until the closing of the Transaction and would be voted in favor of the Acquisition Proposal. Any agreement between the parties will provide for the holder to withdraw or revoke any exercise of its redemption exercise and grant a proxy to UBPS’s designees to vote such shares in favor of the Acquisition Proposal at the meeting. If, for some reason, the Transaction is not closed despite such agreements, the sellers would be entitled to participate in liquidation distributions from UBPS’s trust account with respect to such shares.

UBPS and JetPay, EMS or the ADC Entities, as the case may be, will as immediately as possible file a Current Report on Form 8-K and press release to disclose arrangements entered into or significant purchases or transfers made by any of the aforementioned persons, including aggregators, that would affect the vote on the Acquisition Proposal or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases or transfers by any of the aforementioned persons and will include (i) the price of such purchases (ii) the quantity of shares purchased, (iii) the amount by which such purchases will reduce the trust account and (iv) a statement that such shares purchased would be voted in favor of the Transaction. If UBPS’s directors or officers make purchases or transfer shares pursuant to such arrangements, they will be required to report these purchases or transfers on beneficial ownership reports filed with the SEC and the Form 8-K would reflect how those acquisitions would change the disclosure under the section entitled “Beneficial Ownership of Securities.”

UBPS Public Stockholders who elect to have their shares redeemed will be required to wait until after the completion of the Transaction in order to receive the per-share redemption price for their Public Shares. In all events, there will be sufficient funds available to UBPS from the trust account to pay the holders of all Public Shares that are properly redeemed.

It is possible that the special meeting could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on redemption will be exceeded, assuming that the adjournment proposals are approved.

Redemption Rights

UBPS Public Stockholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement. Unlike many other blank check companies, UBPS Public Stockholders are not required to vote against the Transaction in order to exercise their redemption rights. If the Transaction is not completed, then UBPS Public Stockholders electing to exercise their redemption rights will not be entitled to receive such payments. If UBPS elects to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not the Transaction in its entirety, UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would be entitled to exercise their redemption rights; provided, that such combination constituted a Minimum Acquisition. The Initial Stockholders have agreed to waive their redemption rights with respect to their Insider Shares in connection with the consummation of the Transaction.

See the section entitled “Special Meeting of UBPS Stockholders—Redemption Rights” for additional information.

Appraisal Rights

Appraisal rights are not available to holders of shares of UBPS Common Stock in connection with the proposed Transaction.

Anticipated Accounting Treatment

The anticipated accounting treatment is dependent on the number of redemptions of UBPS Common Stock. Presented below is the anticipated accounting treatment under “Assuming No Redemption” and “Assuming Maximum Redemption” scenarios. See “Unaudited Pro Forma Condensed Consolidated Financial Statements” for further details.

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Assuming No Redemption

This presentation assumes that no UBPS Public Stockholders seek to redeem their Public Shares for a pro rata share of the trust account. This presentation would result in UBPS owning 100% of each of the Acquired Companies.

The acquisition of the Acquired Companies by UBPS will be accounted for in accordance with the acquisition method of accounting.The excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, consisting of technology, customer lists and covenants not to compete, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.

Assuming Maximum Redemption

A condition to closing the transactions contemplated by each of the Acquisition Agreements is that less than 87.6% of the holders of the Public Shares seek to redeem their shares for a pro rata share of the trust account This presentation assumes 12.4% of the holders of the Public Shares seek to redeem their shares and results in UBPS owning approximately 100% of each of the Acquired Companies.

The acquisition of the Acquired Companies by UBPS will be accounted for in accordance with the acquisition method of accounting. The excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, consisting of technology, customer lists and covenants not to compete, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.

Regulatory Matters

The Transaction is not subject to any additional federal or state regulatory requirements or approvals, except for filings with the States of Texas, Ohio and Pennsylvania, and certain antitrust approvals, if necessary, from the Antitrust Division of the United States Department of Justice necessary under Hart-Scott-Rodino Antitrust Improvements Act of 1976 or the HSR Act, to effectuate the EMS Agreement.

Board of Directors of UBPS

Pursuant to the EMS Agreement, immediately after the closing of the transactions contemplated by the EMS Agreement, the board of directors of UBPS will consist of seven members. See the section entitled “UBPS Executive Officers, Directors, Executive Compensation and Corporate Governance Following the Transaction” for additional information.

Material Difference in the Rights of UBPS Stockholders Following the Transaction

Following the consummation of the Transaction, UBPS stockholders who hold shares of UBPS Common Stock will have the same rights as stockholders of UBPS prior to the Transaction, except with respect to certain provisions in the Charter relating to UBPS’s status as a blank check company that will no longer be applicable following the consummation of the Transaction.

For a more complete description of the difference between the rights of the stockholders of UBPS following the Transaction, please refer to the section entitled “Material Difference in the Rights of UBPS Stockholders Following the Transaction.”

The Charter Proposal

UBPS is proposing an amendment to the Charter to allow the board to determine the number of members of the board of directors, update the Charter to reflect current customary market provisions and eliminate certain provisions that are applicable to UBPS only prior to its completion of the acquisition. For more information see “The Charter Proposal” on page[ ].

The Stockholder Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting of UBPS stockholders to permit UBPS to approve the Acquisition Proposal and the Charter Proposal or to consummate the Transaction (because either the Acquisition Proposal or Charter Proposal is not approved), the Stockholder Adjournment Proposal allows UBPS’s board of directors to adjourn such special meeting of UBPS stockholders to a later date or dates, if necessary, to permit further solicitation of proxies. Such special meeting could be adjourned to as late as [ ], 2012. See the section entitled “The Stockholder Adjournment Proposal” for additional information.

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Recommendation to UBPS Stockholders

Each member of UBPS’s board of directors believes that the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal, if necessary, to be presented at the special meeting of UBPS stockholders is fair to, and in the best interests of, UBPS and its stockholders and recommends that its stockholders vote “FOR” each of the proposals. When you consider the recommendation of UBPS’s board of directors in favor of the Acquisition Proposal, you should keep in mind that certain of UBPS’s directors and officers may have interests in the Transaction that may conflict with your interests as a stockholder. See the section entitled, “The Transaction—Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction.”

Date, Time and Place of the Special Meeting of UBPS Stockholders

The special meeting of UBPS stockholders will be held at [ ] a.m., Eastern Daylight Time, on [ ], 2012, at [ ], or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting of UBPS stockholders if you owned shares of UBPS Common Stock at the close of business on [ ], 2012, which is the record date for the special meeting of UBPS stockholders. You are entitled to one vote for each share of UBPS Common Stock you owned at the close of business on the record date for the special meeting of UBPS stockholders. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares or warrants you beneficially own are properly counted. The UBPS warrants do not have voting rights. As of the record date for the special meeting of UBPS stockholders, there were [14,319,693] shares of UBPS Common Stock outstanding, of which [11,319,693] are Public Shares and 3,000,000 are Insider Shares held by the Initial Stockholders.

Quorum and Required Vote for Stockholder Proposals

A quorum of UBPS stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of UBPS stockholders if a majority of the UBPS Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting. Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Acquisition Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum. A broker non-vote will have no effect on the Acquisition Proposal, the Charter Proposal or the Stockholder Adjournment Proposal.

The approval of the Charter Proposal by UBPS stockholders is a precondition to the consummation of the Acquisition Proposal. In the event that the Transaction is not consummated, the Charter Proposal will not take effect.

Proxies

Proxies may be solicited by mail, telephone or in person. UBPS’s proxy solicitor is [ ] who can be reached at [ ]. Its telephone number is [ ].

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting of UBPS stockholders or the special meeting. You may also change your vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of Special Meeting of UBPS Stockholders—Revoking Your Proxy.”

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Vote of the Initial Stockholders

As of the record date for the special meeting of UBPS stockholders, the Initial Stockholders owned an aggregate of approximately 21.0% of the outstanding shares of UBPS Common Stock, consisting of 3,000,000 Insider Shares that were acquired prior to the IPO. In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders, at the request of the underwriter, pursuant to which the Initial Stockholders agreed to vote all of their Insider Shares in accordance with the majority of the votes cast with respect to an initial business combination by the UBPS Public Stockholders. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS Public Stockholders that are likely to vote against the Acquisition Proposal or that are likely to elect to exercise their redemption rights, the probability that the vote to approve the Acquisition Proposal will succeed would increase.

Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date, present in person or represented by proxy, at the special meeting of UBPS stockholders. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS Public Stockholders that are likely to vote against the Acquisition Proposal or that are likely to elect to exercise their redemption rights, the probability that the Acquisition Proposal will be approved would increase.

Risk Factors

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”

PRICE RANGE OF SECURITIES AND DIVIDENDS

UBPS

Price Range of UBPS Securities

The UBPS units consist of one share of UBPS Common Stock and one UBPS Public Warrant. The UBPS units, the UBPS Common Stock and the UBPS Public Warrants commenced listing on the NASDAQ Capital Market under the symbols “UBPSU,” “UBPS” and “UBPSW,” respectively, on May 13, 2011. Each UBPS Public Warrant entitles the holder to purchase from UBPS one share of UBPS Common Stock at an exercise price of $6.90 upon the later of (i) completion of an initial business combination and (ii) May 9, 2012. The UBPS Public Warrants will expire five years after the completion of UBPS’s initial business combination, at 5:00 p.m., New York time, or upon earlier redemption or liquidation. If the Transaction is consummated, the UBPS Public Warrants will not be impacted and will continue to trade on the NASDAQ Capital Market. On August 8, 2011, holders of the UBPS units were able to trade the shares of UBPS Common Stock and UBPS Public Warrants comprising the units separately.

On July 6, 2012, the last trading day before the public announcement of the Transaction, the last sales price per security of the UBPS units, UBPS Common Stock and UBPS Public Warrants was $7.00, $5.67 and $0.20, respectively, in each case on the NASDAQ Capital Market. On [ ], 2012, the latest practicable date before the date of this proxy statement, the last sales price per share of the UBPS units, UBPS Common Stock and UBPS Public Warrants was $[ ], [ ] and [ ], respectively, in each case on the NASDAQ Capital Market.

The following tables set forth, for the calendar quarter indicated, the quarterly high and low sale prices for the UBPS units, UBPS Common Stock and UBPS Public Warrants, respectively, as reported on the NASDAQ Capital Market, as applicable. None of Acquired Companies’ equity securities are publicly traded, and as a result, no market information related to such equity securities is available.

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Units

Quarter Ended	High	Low
September 30, 2012(1)	$7.00	$6.02
June 30, 2012	$6.27	$6.02
March 31, 2012	$7.00	$5.95
December 31, 2011	$6.00	$5.71
September 30, 2011	$6.05	$5.85
June 30, 2011(2)	$6.04	$5.97

(1)	Represents the high and low sales prices for UBPS units for the quarter as of July 6, 2012.

(2)	Represents the high and low sales prices for UBPS units from May 13, 2011, the date of the IPO, through June 30, 2011.

Common Stock

Quarter Ended	High	Low
September 30, 2012(1)	$6.00	$5.87
June 30, 2012	$6.08	$5.80
March 31, 2012	$6.15	$5.75
December 31, 2011	$6.00	$5.75
September 30, 2011	$5.75	$5.75
June 30, 2011(2)	$-	-

(1)	Represents the high and low sales prices for Public Shares for the quarter as of July 6, 2012.

(2)	Represents the high and low sales prices for Public Shares from May 13, 2011, the date of the IPO, through June 30, 2011.

Warrants

Quarter Ended	High	Low
September 30, 2012(1)	$0.25	$0.20
June 30, 2012	$0.30	$0.20
March 31, 2012	$0.30	$0.27
December 31, 2011	$0.28	$0.20
September 30, 2011	$0.27	$0.25
June 30, 2011(2)	$-	-

(1)	Represents the high and low sales prices for UBPS Public Warrants for the quarter as of July 6, 2012.

(2)	Represents the high and low sales prices for UBPS Public Warrants from May 13, 2011, the date of the IPO, through June 30, 2011.

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Security Holders

On the record date, there were [ ] record holders of UBPS Common Stock. UBPS believes that the number of beneficial owners may be greater than the number of record holders because a portion of UBPS Common Stock is held of record through brokerage firms in “street name.”

Dividends and Other Distributions

To date, UBPS has not paid any dividends on UBPS Common Stock. The payment of any cash dividend after the Transaction will be dependent upon revenue and earnings, if any, capital requirements and general financial condition. As a holding company without any direct operations, the ability of UBPS to pay cash dividends to its stockholders after the Transaction may be limited to availability of cash provided to UBPS by the Acquired Companies through a distribution, loan or other transaction.

RISK FACTORS

You should consider carefully the following risk factors, as well as the other information set forth in this proxy statement, before making a decision on the Transaction or the other proposals presented. As UBPS’s operations will be those of the Acquired Companies upon completion of the Transaction, a number of the following risk factors relate to the business and operations of UBPS and the Acquired Companies, as wholly-owned subsidiaries of UBPS. The market value of your shares will reflect the performance of the business relative to, among other things, that of the competitors of each of the Acquired Companies and general economic, market and industry conditions. The value of your investment may increase or may decline and could result in a loss. You should carefully consider the following factors as well as the other information contained in this proxy statement. In particular, you should consider the risks related to potential conflicts of interest disclosed on pages [ ].

Risk Factors Related to UBPS and the Transaction

Since the Initial Stockholders will lose their entire investment in UBPS if a business combination is not consummated, a conflict of interest may arise in determining whether the Transaction is appropriate for UBPS’s initial business combination.

The stockholders prior to the IPO, including all of officers and directors of UBPS, or the Initial Stockholders, purchased 3,450,000 Insider Shares for an aggregate purchase price of $25,000, or approximately $0.00725 per share, of which 450,000 Insider Shares were forfeited upon expiration of the underwriters’ over-allotment option without exercise. In addition, simultaneously with the consummation of the IPO, UBPS consummated the private sale of 6,960,000 Insider Warrants to the Initial Stockholders and the underwriters of the IPO at a price of $0.50 per warrant for an aggregate purchase price of $3,480,000. In light of the amount of consideration paid, UBPS’s directors and officers will likely benefit from the completion of the Transaction even if the Transaction causes the market price of UBPS’s securities to significantly decrease. The likely benefit to UBPS’s directors and officers may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal

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The Insider Shares held by the Initial Stockholders will be worthless if UBPS does not consummate a business combination by February 9, 2013. The Insider Warrants will also be worthless if UBPS does not consummate a business combination by February 9, 2013. The personal and financial interests of these directors and officers of UBPS may have influenced their motivation in timely identifying and selecting a target business and completing a business combination. Consequently, the discretion of these officers and directors in identifying and selecting the Acquired Companies as UBPS’s target businesses may have resulted in a conflict of interest when determining whether the terms, conditions and timing of the Transaction are appropriate and in UBPS stockholders’ best interests.

Activities taken by UBPS to utilize a portion of the funds in the trust account to purchase, directly or indirectly, Public Shares will increase the likelihood of approval of the Acquisition Proposal and other proposals.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding UBPS or its securities, UBPS, the Initial Stockholders or UBPS’s directors, officers, advisors and their respective affiliates may privately negotiate transactions to purchase Public Shares after the closing of the Transaction from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules.

Such a purchase would include a contractual acknowledgement that such selling stockholder, although still the record holder of the shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that UBPS, the Initial Stockholders or UBPS’s directors, officers, advisors or their respective affiliates purchase shares in privately negotiated transactions from UBPS Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Although it is not anticipated that a premium purchase price would be paid for such Public Shares, in the event that it is, such payment of a premium purchase price may not be in the best interests of those stockholders not receiving any such additional consideration. In the event that UBPS is the buyer in such privately negotiated purchases, trust account proceeds could be used to pay the purchase price in such transactions after the closing of the Transaction.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Transaction or, where the purchases are made by the Initial Stockholders or UBPS’s directors, officers, advisors or their respective affiliates, to satisfy a closing condition in an agreement with a target that requires UBPS to have a minimum net worth or a certain amount of cash at the closing of the business combination, where it appears that such requirement would otherwise not be met. This may result in the consummation of the Transaction, which may not otherwise have been possible. In addition, purchases in the open market would provide liquidity to UBPS Public Stockholders in advance of the closing of the Transaction. See the section entitled “The Transaction—Actions That May Be Taken to Secure Approval of UBPS Stockholders.”

UBPS may not be able to consummate a business combination within the prescribed time frame, in which case UBPS’s corporate existence will cease all operations except for the purpose of winding up, redeeming the Public Shares and liquidating.

UBPS’s officers and directors have agreed that UBPS must complete an initial business combination by February 9, 2013. If UBPS fails to consummate an initial business combination or the Transaction, as applicable, within such time frame, UBPS will:

•	cease all operations except for the purpose of winding up;

•	as promptly as reasonably possible, redeem 100% of the Public Shares subject to lawfully available funds therefor; and

•	as promptly as reasonably possible following such redemption, subject to the approval of UBPS’s remaining stockholders and UBPS’s board of directors, dissolve and liquidate;

subject in each case to UBPS’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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The foregoing requirements are set forth in Article VI of the Charter and may not be amended.

If UBPS is unable to complete an initial business combination within the prescribed time frame, UBPS Public Stockholders may receive less than $6.06 per Public Share on its redemption, and the UBPS warrants will expire worthless.

If UBPS is unable to complete an initial business combination within the prescribed time frame and is forced to cease operations and ultimately liquidate, the per-share redemption amount received by UBPS Public Stockholders may be less than $6.06 because of the expenses of the IPO, its general and administrative expenses and the anticipated costs of seeking its initial business combination. If UBPS is unable to conclude its initial business combination and expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by UBPS Public Stockholders would be $6.08 per Public Share, or $.08 more than the per-unit offering price of $6.00. Furthermore, UBPS’s warrants are not entitled to participate in a liquidating distribution and the warrants will therefore expire worthless if UBPS liquidates before completing the Transaction.

If UBPS is unable to consummate its initial business combination within the prescribed time frame, UBPS Public Stockholders will be forced to wait, at a minimum, until February 9, 2013 before receiving distributions from the trust account.

UBPS has until February 9, 2013, to consummate its initial business combination. If UBPS fails to consummate an initial business combination during such time frame, it will cease all operations except for the purpose of winding up, redeem the Public Shares, and dissolve and liquidate. If UBPS’s plan to redeem the Public Shares is not consummated for any reason, compliance with Delaware law may require that UBPS submit a plan of dissolution to its then-existing stockholders for approval prior to the distribution of the proceeds held in the trust account. In that case, UBPS Public Stockholders may be forced to wait beyond February 9, 2013 before receiving the return of a pro rata portion of the proceeds from the trust account. Except for the above redemption, UBPS has no obligation to return funds to the UBPS Public Stockholders prior to the date of its liquidation unless it consummates an initial business combination prior thereto and only then in cases where stockholders have sought to redeem their shares

The ability of UBPS Public Stockholders to exercise redemption rights may not allow UBPS to consummate the Transaction.

The funds released from the trust account to UBPS upon consummation of the Transaction will be used to pay (i) UBPS’s aggregate costs, fees and expenses in connection with the consummation of an initial business combination and other working capital expenses, (ii) tax obligations, (iii) UBPS Public Stockholders who properly exercise their redemption rights, and (iv) for any repurchases by UBPS of Public Shares prior to the closing of the Transaction. It is not known at this time how many UBPS Public Stockholders will exercise their redemption rights. If a larger percentage of UBPS Public Stockholders exercise their redemption rights than is expected, UBPS may not be able to consummate the Transaction.

The UBPS board did not obtain a fairness opinion in determining whether or not to proceed with the Transaction and, as a result, the terms may not be fair from a financial point of view to the UBPS stockholders.

In analyzing the Transaction, the UBPS board conducted significant due diligence on the Acquired Companies, including, among other things, researching the industries in which Acquired Companies operate, reviewing comparisons of comparable companies and performing a discounted cash flow analysis. The UBPS board believes because of the financial skills and background of its directors, it was qualified to conclude that the Transaction was fair from a financial perspective to its stockholders. Notwithstanding the foregoing, the UBPS board did not obtain a fairness opinion to assist it in its determination. Accordingly, it may be incorrect in its assessment of the Transaction.

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If UBPS’s due diligence investigation of the Acquired Companies was inadequate, then stockholders of UBPS following the Transaction could lose some or all of their investment.

Even though UBPS conducted a due diligence investigation of the Acquired Companies, it cannot be sure that this diligence uncovered all material issues that may be present inside the acquired companies or their businesses, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the acquired companies and their business and outside of their control will not later arise. If UBPS failed to identify issues specific to the acquired companies, their industry, their assets, or the environment in which they operate, it could result in losses for UBPS and its shareholders.

If third parties bring claims against UBPS, the proceeds held in the trust account could be reduced and the per-share redemption amount received by its stockholders may be less than approximately $6.06 per Public Share.

The funds in the trust account may not be protected against third party claims against UBPS. Although UBPS has received from many of the vendors, service providers (other than its independent accountants), prospective target businesses or other entities with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of UBPS Public Stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as other claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against UBPS’s assets, including the funds held in the trust account.

Upon redemption of the Public Shares, if UBPS is unable to complete a business combination within the required time frame, or upon the exercise of a redemption right in connection with a business combination, UBPS will be required to provide for payment of claims of creditors that were not waived that may be brought against it within the 10 years following redemption. Accordingly, the per-share redemption amount received by stockholders could be less than the $6.06 per share held in the trust account. Mr. Shah, UBPS’s Chief Executive Officer and chairman of the board, has agreed that upon UBPS’s liquidation, he will be liable to UBPS if and to the extent any claims by a vendor for services rendered or products sold to UBPS, or a prospective target business with which UBPS has discussed entering into a transaction agreement, reduce the amounts in the trust account to below $6.06 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under UBPS’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Shah will not be responsible to the extent of any liability for such third party claims. UBPS cannot assure you, however, that Mr. Shah would be able to satisfy those obligations. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Shah will not be responsible to the extent of any liability for such third party claims. UBPS has not asked Mr. Shah to reserve for such indemnification obligations and UBPS cannot assure you that Mr. Shah would be able to satisfy those obligations.

UBPS stockholders may be held liable for claims by third parties against UBPS to the extent of distributions received by them.

Under Sections 280 through 282 of the Delaware General Corporation Law of the State of Delaware, or the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the trust account distributed to UBPS Public Stockholders upon the redemption of 100% of the Public Shares in the event UBPS does not consummate an initial business combination by February 9, 2013 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is UBPS’s intention to redeem the Public Shares as soon as reasonably possible after February 9, 2013,in the event that it does not consummate an initial business combination; and therefore, UBPS does not intend to comply with those procedures.

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Because UBPS will not be complying with Section 280, Section 281(b) of the DGCL requires UBPS to adopt a plan, based on facts known to it at such time that will provide for payment of all existing and pending claims or claims that may be potentially brought against UBPS within the 10 years following its dissolution. However, because UBPS is a blank check company rather than an operating company, and its operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If UBPS’s plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. UBPS cannot assure its stockholders that it will properly assess all claims that may be potentially brought against it. As such, UBPS’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and their liability may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the trust account distributed to UBPS Public Stockholders upon the redemption of 100% of the Public Shares in the event UBPS does not consummate its initial business combination by February 9, 2013 is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

In certain circumstances, UBPS’s board of directors may be viewed as having breached its fiduciary duty to UBPS’s creditors, thereby exposing the board and UBPS to claims of punitive damages.

If UBPS files a bankruptcy petition or an involuntary bankruptcy petition is filed against UBPS that is not dismissed, any distributions received by UBPS Public Stockholders could be viewed under applicable debtor/creditor and / or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by UBPS Public Stockholders. Furthermore, because UBPS intends to redeem the Public Shares for a per-share pro rata portion of the trust account in the event that it does not consummate a business combination by February 9, 2013, this may be viewed or interpreted as giving preference to the UBPS Public Stockholders over any potential creditors with respect to access to or distributions from UBPS’s assets. Furthermore, UBPS’s board of directors may be viewed as having breached its fiduciary duty to UBPS’s creditors and / or having acted in bad faith, thereby exposing itself and UBPS to claims of punitive damages, by paying UBPS Public Stockholders from the trust account prior to addressing the claims of creditors. To the extent any bankruptcy claims deplete the trust account, UBPS cannot assure its stockholders that it will be able to return to UBPS Public Stockholders the redemption amounts described in this proxy statement.

If UBPS is deemed to be an investment company under the Investment Company Act, UBPS may be required to institute burdensome compliance requirements and UBPS’s activities may be restricted, which may make it difficult to complete the Transaction.

If UBPS is deemed to be an investment company under the Investment Company Act of 1940, or the Investment Company Act, its activities may be subject to certain restrictions, including:

•	restrictions on the nature of its investments; and

•	restrictions on the issuance of securities,

each of which may make it difficult for UBPS to complete the Transaction.

In addition, UBPS may have imposed upon it burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

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UBPS does not believe that its principal activities subject it to the Investment Company Act. The proceeds held in the trust account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. Because the investment of the proceeds is restricted to these instruments, UBPS believes that it meets the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act. If UBPS was deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which UBPS has not allotted funds and may hinder UBPS’s ability to consummate the Transaction. If UBPS is unable to complete its initial business combination by February 9, 2013, UBPS Public Stockholders may receive less than $6.06 per Public Share on UBPS’s redemption, and UBPS’s warrants will expire worthless.

Changes in laws or regulations, or failure to comply with any laws and regulations, may adversely affect UBPS’s business, investments and results of operations.

UBPS is subject to laws and regulations enacted by national, regional and local governments. In particular, UBPS will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on UBPS’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, by any of the persons referred to above could have a material adverse effect on UBPS’s business and results of operations.

UBPS is dependent upon Mr. Shah, and his loss could adversely affect UBPS’s ability to operate.

UBPS’s operations are dependent upon a relatively small group of individuals and, in particular, upon its Chief Executive Officer and chairman of the board, Mr. Shah. UBPS believes that its success depends on the continued service of Mr. Shah, at least until it has consummated the Transaction. In addition, Mr. Shah is not required to commit any specified amount of time to UBPS’s affairs and, accordingly, will have conflicts of interest in allocating management time among various business activities, including identifying potential business combinations and monitoring the related due diligence. UBPS does not have an employment agreement with, or key-man insurance on the life of, Mr. Shah. The unexpected loss of the services of Mr. Shah could have a detrimental effect on UBPS.

Certain members of UBPS’s management team and board are now, and all of them may in the future become, affiliated with entities engaged in business activities similar to those conducted by UBPS and may consider transactions with entities reviewed by UBPS as possible targets.

Certain members of UBPS’s management team and board are, and may in the future, become affiliated with entities engaged in business activities similar to those conducted by UBPS and may consider transactions with entities reviewed by UBPS as possible targets. As a result, UBPS’s officers or directors or their affiliates might pursue acquisitions with businesses that were considered by UBPS as possible targets.

The price of UBPS Common Stock after the consummation of the Transaction may be volatile.

The price of UBPS Common Stock after the consummation of the Transaction may be volatile, and may fluctuate due to factors such as:

•	investor sentiment toward payment processing companies in general;

•	announcements concerning the Acquired Companies or their competitors;

•	shortfalls in operating results from levels forecasted by securities analysts;

•	actual or anticipated fluctuations in the Acquired Companies’ quarterly and annual results and those of their publicly-held competitors;

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•	investor sentiment toward companies with material indebtedness on their balance sheet; and

•	the general state of the economy and securities markets.

UBPS may waive one or more of the conditions to the closing of the Transaction without resoliciting stockholder approval for the Transaction.

UBPS may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Transaction, to the extent permitted by applicable laws. UBPS’s board of directors will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted. In some instances, if UBPS’s board of directors determines that a waiver is not sufficiently material to warrant resolicitation of stockholders, UBPS has the discretion to complete the Transaction without seeking further stockholder approval. Any supplemental disclosure would be provided via means of a press release issued by UBPS, the filing of related disclosure on Form 8-K, and a supplement to this proxy statement. Such supplemental disclosure would state in bold face prominent text that stockholders would be able to revoke any votes that had been cast by them up to the time of the meeting and would contain equally prominent notice that any such votes may be revoked by following telephone and / or Internet voting procedures provided by banks or brokers prior to 11:59 p.m. Eastern Daylight Time on the day before the special meeting. Such supplemental disclosure would be issued at a minimum of two business days prior to any vote on the matters addressed in this proxy statement (other than votes on adjournment proposals), although it would be unlikely that any such supplement to this proxy statement would be received by the stockholders prior to such vote if it was mailed only two business days prior to the relevant vote.

In the event that there was a waiver of any particular condition that would be sufficiently material to warrant supplemental disclosure within two business days of the relevant vote (i.e., on or after 11:59 p.m. Eastern Daylight Time on [ ], 2012), supplemental disclosure would be issued but UBPS would adjourn the meeting until the second business day following the supplemental disclosure; provided that in no event would the special meeting be adjourned to a date past February 9, 2013.

If the Public Shares become subject to the SEC’s penny stock rules, broker-dealers may experience difficulty in completing customer transactions and trading activity in UBPS’s securities may be adversely affected.

If at any time UBPS has tangible assets of $5.0 million or less, and the Public Shares have a market price per share of less than $5.00, transactions in the Public Shares may be subject to the “penny stock” rules promulgated under The NASDAQ Stock Market. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;
•	receive the purchaser’s written agreement to the transaction prior to sale;
•	provide the purchaser with risk disclosure documents which identify risks associated with investing in “penny stocks” and describe the market for these “penny stocks” as well as a purchaser’s legal remedies; and
•	obtain a signed and dated acknowledgment from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a “penny stock” can be completed.

If the Public Shares become subject to these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in UBPS’s securities may be adversely affected. As a result, the market price of UBPS’s securities may be depressed, and you may find it more difficult to sell UBPS’s securities.

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The completion of the Transaction could result in disruptions to the combined company's business, loss of customers or contracts or other adverse effects.

The completion of the Transaction could cause disruptions, including potential loss of customers and other business partners, and have adverse effects on the combined company's business and operations. It is possible that the acquired companies’ existing customers and other business partners, in response to the completion of the Transaction, could adversely change or terminate their relationships with the combined company following the Transaction, which could have an adverse effect on the combined company's business. Prior to the completion of the Transaction, each of the acquired companies will seek to obtain or cause to be obtained consents, authorizations or approvals relating to contracts from parties thereto in connection with commercial contracts, but there can be no assurance that they will be able to receive all such consents. The failure to obtain any such consents, authorizations or approvals could have an adverse effect on the combined company's financial condition and results of operations.

Failure to successfully combine and integrate the businesses of UBPS and the Acquired Companies in the expected time frame may adversely affect the combined company’s future results.

The success of the Transaction will depend, in part, on the combined company’s ability to realize the anticipated benefits from combining the businesses of the Acquired Companies. To realize these anticipated benefits, the businesses of the Acquired Companies must be successfully integrated and combined. UBPS and each of the Acquired Companies have been independent companies, and they will continue to be operated as such until the completion of the business combination. The management of the combined company may face significant challenges in consolidating the functions of the Acquired Companies integrating the technologies, organizations, procedures, policies and operations, as well as addressing the different business cultures at the four companies, and retaining key personnel. If the combined company is not successfully integrated, the anticipated benefits of the business combination may not be realized fully or at all or may take longer to realize than expected. The integration may also be complex and time consuming, and require substantial resources and effort. The integration process and other disruptions resulting from the business combination may also disrupt each company’s ongoing businesses and / or adversely affect their relationships with employees, customary regulators and others with whom they have business or other dealings.

The combined company will be required to comply with Section 404 of the Sarbanes-Oxley Act of 2002 in a relatively short time frame.

Each of the Acquired Companies has not been required to prepare or file periodic and other reports with the SEC under applicable federal securities laws, in order to comply with the requirements of the federal securities laws applicable to public companies, or to document and assess the effectiveness of its internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Although UBPS has maintained disclosure controls and procedures and internal control over financial reporting as required under the federal securities laws with respect to its activities, UBPS has not been required to establish and maintain such robust disclosure controls and procedures and internal controls over financial reporting as will be required after the business combination as a result of becoming a public company with substantial operations.

Section 404 of the Sarbanes-Oxley Act of 2002 will require the combined company to document and test the effectiveness of its internal controls over financial reporting in accordance with an established control framework and to report on its management's conclusion as to the effectiveness of these internal controls over financial reporting with respect to the business of the acquired companies beginning with the fiscal year ending December 31, 2013. The combined company also must have an independent registered public accounting firm test the internal controls over financial reporting and report on the effectiveness of such controls. Any delays or difficulty in satisfying these requirements could adversely affect the combined company's future results of operations and UBPS’s share price. The combined company could incur significant costs to comply with these requirements.

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UBPS could in the future discover areas of internal control over financial reporting that need improvement. Further, UBPS may experience greater difficulty in establishing a system of internal control over financial reporting once it is an operating company. UBPS’s management concluded that for the quarter ended June 30, 2012, a material weakness in internal control over financial reporting existed. UBPS is pursuing corrective measures to address this material deficiency, but there can be no assurance that remedial measures will result in adequate internal control over financial reporting in the future. Any failure to implement the required new or improved controls, or difficulties encountered in their implementation, could materially adversely affect its results of operations or could cause UBPS to fail to meet its reporting obligations. If the combined company is unable to conclude that it has effective internal control over financial reporting, or if its auditors are unable to provide an unqualified report regarding the effectiveness of internal control over financial reporting as required by Section 404, investors could lose confidence in the reliability of its financial statements, which could result in a decrease in the value of its share price. In addition, failure to comply with Section 404 could potentially subject the combined company to sanctions or investigation by the SEC or other regulatory authorities.

Subsequent to UBPS’s consummation of the business combination, UBPS may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on the combined company’s financial condition, results of operations and the combined company’s stock price, which could cause you to lose some or all of your investment.

Although UBPS has conducted extensive due diligence on the acquired companies, UBPS cannot assure you that this diligence revealed all material issues that may be present in the acquired companies’ respective businesses, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the acquired companies’ and UBPS’s control will not later arise. As a result, the combined company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if UBPS’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with UBPS’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on the combined company’s liquidity, the fact that the combined company reports charges of this nature could contribute to negative market perceptions about the combined company or its securities. In addition, charges of this nature may cause the combined company to violate net worth or other covenants to which it may be subject as a result of the combined company’s post-combination working capital.

UBPS is development stage enterprise and has no operating history. As a result, its future performance cannot be predicted based on the financial information included in this Proxy Statement.

UBPS will not commence meaningful operations until the Transactions have been completed. Therefore, there is no historical information upon which to evaluate its performance. In general, companies in the initial stages of development present substantial business and financial risks and may suffer significant losses. There can be no assurance that UBPS will be able to generate sufficient revenue from operations to pay its operating expenses. UBPS also will be subject to risks generally associated with the formation of any new business. It must successfully develop business relationships, establish operating procedures, acquire property, obtain regulatory approvals, hire management and other staff and complete other tasks appropriate for the conduct of its intended business activities. In particular, UBPS’s success depends on, among other things, its ability to:

•	integrate the management and select operations of the Acquired Companies;
•	Maintain / increase growth rates through marketing and an effective sales force;
•	Retain current management and / or attract new replacement talent;
•	Maintain technology platforms and continue to develop enhancements;
•	Maintain cost-effectiveness of technology and operations;
•	Develop and successfully market new products; and
•	Identify and consummate acquisitions on an accretive basis.

Failure to achieve any of these business objectives would have a materially adverse effect on UBPS.

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After consummation of the Transaction, UBPS will be a holding company that relies on dividends, distributions, loans and other payments, advances and transfers of funds from the Acquired Companies to pay dividends, pay expenses and meet its other obligations.

After consummation of the Transaction, UBPS will have no direct operations and no significant assets other than ownership of each of the Acquired Companies. UBPS will depend on the acquired companies for dividends, distributions, loans and other payments to generate the funds necessary to meet its financial obligations, and its expenses as a publicly traded company, and to pay any dividends with respect to UBPS Common Stock. Legal and contractual restrictions in agreements governing future indebtedness of the Acquired Companies and their subsidiaries, as well as the financial condition and operating requirements of the Acquired Companies and their subsidiaries, may limit UBPS’s ability to obtain cash from its subsidiaries. The earnings from, or other available assets of, the acquired companies may not be sufficient to make distributions or loans to enable UBPS to pay any dividends on its common stock or satisfy its other financial obligations. UBPS’s ability to pay cash dividends to holders of common stock, or satisfy its operating expenses and / or other financial obligations.

The sale or availability for sale of substantial amounts of shares of UBPS Common Stock could cause the price of UBPS Common Stock to decline.

If and to the extent the Transaction is consummated in its entirety, upon the consummation of the Transaction, WLES, the EMS Stockholders and the ADC Stockholders will receive UBPS Common Stock. In the future, such shares may be sold from time to time in the public market pursuant to the registration rights to be granted in connection with the Transaction or pursuant to Rule 144. Such sales may commence upon effectiveness of a registration statement on Form S-3 that UBPS has agreed to file within six months of the closing of the Transaction. See The Acquisition Agreements – Registration Rights Agreement for more information. Additionally, if certain targets are achieved, WLES and the EMS Stockholders are entitled to receive up to 833,333 shares and 1,666,667 shares of UBPS Common Stock, respectively. The sale of these shares or the availability for future sale of these shares could adversely affect the market price of UBPS Common Stock and could impair the future ability of UBPS to raise capital through offerings of UBPS Common Stock.

The financial statements included in this proxy statement do not take into account the consequences to UBPS of a failure to consummate a business combination by February 9, 2013.

The financial statements included in this proxy statement have been prepared assuming that UBPS would continue as a going concern. UBPS is required to consummate an initial business combination by February 9, 2013. The possibility of the Transaction not being consummated raises substantial doubt as to UBPS’s ability to continue as a going concern and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

UBPS may choose to consummate some combination of the transactions contemplated by the Acquisition Agreements but not the Transaction in its entirety.

If UBPS chooses to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and ADC Agreement, but not the Transaction in its entirety, the anticipated benefits of the business combination may not be realized fully or at all or may take longer to realize than expected. Additionally, if the Transaction is not completed in its entirety, the pro forma financial statements of the combined company may differ from the pro forma financial statements of the combined company presented in this proxy statement.

Risks Related to the Business, Operations and Industry of the Acquired Companies.

Increases in credit card network fees may result in the loss of customers or a reduction in JetPay’s earnings.

From time to time, the card networks, including Visa and MasterCard, increase the fees (interchange and assessment fees) that they charge processors such as JetPay. JetPay may attempt to pass these increases along to its merchant customers, but this strategy might result in the loss of those customers to their competitors who do not pass along the increases. If competitive practices prevent JetPay’s passing along such increased fees to its merchant customers in the future, JetPay may have to absorb all or a portion of such increases thereby increasing its operating costs and reducing its earnings.

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Loss of key Independent Sales Organizations could reduce JetPay’s revenue growth.

JetPay’s ISO sales channel, which purchases and resells its end-to-end services to its own portfolio of merchant customers, is a strong contributor to its revenue growth. If an ISO switches to another transaction processor, shuts down, becomes insolvent, or enters the processing business themselves, JetPay may no longer receive new merchant referrals from the ISO, and they risk losing existing merchants that were originally enrolled by the ISO, all of which could negatively affect its revenues and earnings.

The payment processing industry is highly competitive and JetPay and EMS compete with certain firms that are larger and that have greater financial resources. Such competition could increase, which would adversely influence their prices to merchants, and as a result, their operating margins.

The market for payment processing services is highly competitive. Other providers of payment processing services have established a sizable market share in the small and mid-sized merchant processing sector. Maintaining historic growth will depend on a combination of the continued growth in electronic payment transactions and JetPay and EMS’s ability to increase their market share. The weakness of the current economic recovery could cause future growth in electronic payment transactions to slow compared to historical rates of growth. This competition may influence the prices they are able to charge. If the competition causes them to reduce the prices they charge, JetPay and EMS will have to aggressively control costs in order to maintain acceptable profit margins. In addition, some of their competitors are financial institutions, subsidiaries of financial institutions or well-established payment processing companies. The competitors that are financial institutions or subsidiaries of financial institutions do not incur the costs associated with being sponsored by a bank for registration with the card networks and can settle transactions more quickly for their merchants than they can for theirs. These competitors have substantially greater financial, technological, management and marketing resources than JetPay and EMS have. This may allow their competitors to offer more attractive fees to their current and prospective merchants, or other products or services that they do not offer. This could result in a loss of customers, greater difficulty attracting new customers, and a reduction in the price they can charge for their services.

There may be a decline in the use of credit cards as a payment mechanism for consumers or adverse developments with respect to the credit card industry in general.

If consumers do not continue to use payment cards as a payment mechanism for their transactions or if there is a change in the mix of payments between cash, credit cards and debit cards which is adverse to JetPay and EMS, it could have a material adverse effect on their financial position and results of operations. JetPay and EMS believe future growth in the use of credit cards will be driven by the cost, ease-of-use, and quality of products and services offered to consumers and businesses. In order to consistently increase and maintain their profitability, consumers and businesses must continue to use credit cards. Moreover, if there is an adverse development in the credit card industry in general, such as new legislation or regulation that makes it more difficult for their customers to do business, JetPay and EMS’s financial position and results of operations may be adversely affected.

Recent Visa and MasterCard settlement may result in a decline in the use of credit cards as a payment mechanism.

In July 2012, Visa and MasterCard agreed to settle litigation in a class action suit by almost 7 million merchants. If approved by the court, the settlement will, among other things, allow all merchants to pass on the cost of using credit cards to consumers, something that merchants were not previously permitted to do. The result will be that consumers using credit cards in approximately 40 states which do not prohibit credit card surcharges may pay a higher price for goods and services than consumers using other payment mechanisms. As a result, consumers will have an incentive to use cash or other payment mechanisms instead of credit cards. If consumers do not continue to use payment cards as a payment mechanism for their transactions or if there is a change in the mix of payments between cash, credit cards and debit cards which is adverse to JetPay and EMS, it could have a material adverse effect on their financial position and results of operations

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JetPay and EMS incur liability when their merchants refuse or cannot reimburse them for chargebacks resolved in favor of their customers, fees, fines or other assessments they incur from the payment networks. JetPay and EMS cannot accurately anticipate these liabilities, which may adversely affect each company’s business, financial condition and results of operations.

In the event a dispute between a cardholder and a merchant is not resolved in favor of the merchant, the transaction is normally charged back to the merchant and the purchase price is credited or otherwise refunded to the cardholder. Furthermore, such disputes are more likely to arise during economic downturns, such as the one currently taking place. If JetPay or EMS are unable to collect such amounts from the merchant's account or reserve account (if applicable), or if the merchant refuses or is unable, due to closure, bankruptcy or other reasons, to reimburse them for a chargeback, JetPay and EMS may bear the loss for the amount of the refund paid to the cardholder. The risk of chargebacks is typically greater with those merchants that promise future delivery of goods and services rather than delivering goods or rendering services at the time of payment. JetPay and EMS may experience significant losses from chargebacks in the future. Any increase in chargebacks not paid by merchants could have a materially adverse effect on each company’s business, financial condition and results of operations.

Fraud by merchants or others could have an adverse effect on JetPay’s and EMS’s operating results and financial condition.

JetPay and EMS have potential liability for fraudulent bankcard transactions or credits initiated by merchants or others. Examples of merchant fraud include when a merchant knowingly uses a stolen or counterfeit bankcard or card number to record a false sales transaction, processes an invalid bankcard, or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Criminals are using increasingly sophisticated methods to engage in illegal activities such as counterfeit and fraud. While JetPay and EMS have systems and procedures designed to detect and reduce the impact of fraud, JetPay and EMS cannot assure the effectiveness of these measures. It is possible that incidents of fraud could increase in the future. Failure to effectively manage risk and prevent fraud would increase chargeback liability or cause them to incur other liabilities. Increases in chargebacks or other liabilities could have an adverse effect on their operating results and financial condition.

Continued consolidation in the banking and retail industries could adversely affect JetPay’s and EMS’s growth.

The recent economic downturn has resulted in multiple bank failures and government-encouraged consolidation. Consolidation among financial institutions, particularly in the area of credit card operations, continues to be a major risk. Specifically, JetPay and EMS face the risk that their clients may merge with entities that are not their clients, their clients may sell portfolios to entities that are not their clients and, based on current economic conditions, their clients may be seized by banking regulators or nationalized, thereby impacting their existing agreements and projected revenues with these clients. In addition, consolidation among financial institutions has led to an increasingly concentrated client base which results in a changing client mix toward larger clients. Continued consolidations among financial institutions could increase the bargaining power of their current and future clients. Larger banks and larger merchants with greater transaction volumes may demand lower fees which could result in lower revenues and earnings for JetPay and EMS. Consolidation among financial institutions, the nationalization of financial institutions or the seizure by banking regulators of financial institutions and the resulting loss of any significant client by JetPay and EMS could have a material adverse effect on their financial position and results of operations.

Changes in the laws, regulations, credit card association rules or other industry standards affecting JetPay’s and EMS’s businesses may impose costly compliance burdens and negatively impact their businesses.

There may be changes in the laws, regulations, credit card association rules or other industry standards that affect JetPay and EMS’s operating environment in substantial and unpredictable ways in the U.S. as well as internationally. Changes to statutes, regulations or industry standards, including interpretation and implementation of statutes, regulations or standards, could increase the cost of doing business or affect the competitive balance. Regulation and proposed regulation of the payments industry has increased significantly in recent years. Failure to comply with laws, rules and regulations or standards to which JetPay and EMS are subject in the U.S. as well as internationally, including the card network rules and rules with respect to privacy and information security, may result in the suspension or revocation of a license or registration, the limitation, suspension or termination of service, and the imposition of fines, sanctions or other penalties, which could have a material adverse effect on their financial position and results of operations, as well as damage their reputation.

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JetPay and EMS and the rest of the financial services industry continue to experience increased legislative and regulatory scrutiny, including the enactment of additional legislative and regulatory initiatives such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”). This legislation provides for significant financial regulatory reform. Dodd-Frank, among other things, provides for the regulation and oversight by the Federal Reserve Board of debit interchange fees that are typically paid by acquirers and charged or received by a payment card network for the purpose of compensating an issuer for its involvement in an electronic debit transaction. Dodd-Frank also created a new Consumer Financial Protection Bureau with responsibility for most federal consumer protection laws in the area of financial services, including consumer credit. In addition, Dodd-Frank created a Financial Stability Oversight Council that has the authority to determine whether nonbank financial companies should be supervised by the Federal Reserve Board because they are systemically important to the U.S. financial system. Any such designation would result in increased regulatory burdens on their business. The overall impact of Dodd-Frank on their businesses is difficult to estimate. Current and future regulations as a result of Dodd-Frank may adversely affect their businesses or operations, directly or indirectly (if, for example, their clients’ businesses and operations are adversely affected).

Changes to legal rules and regulations, or interpretation or enforcement thereof, could have a negative financial effect on their businesses. In addition, even an inadvertent failure to comply with laws and regulations, as well as rapidly evolving social expectations of corporate fairness, could damage their businesses or their reputation.

Risks associated with reduced levels of consumer and business spending could adversely affect JetPay’s and EMS’s businesses, financial condition and results of operations.

The electronic payments industry depends heavily on the overall level of consumer and business spending. Significant portions of JetPay and EMS’s revenue and earnings are derived from fees from processing consumer credit card and debit card transactions. JetPay and EMS are exposed to general economic conditions that affect consumer confidence, consumer spending, consumer discretionary income or changes in consumer purchasing habits. A sustained deterioration in general economic conditions, particularly in the United States, or increases in interest rates may adversely affect their financial performance by reducing the number or average purchase amount of transactions made using electronic payments. A reduction in the amount of consumer spending could result in a decrease in their revenue and profits. If cardholders of their financial institution clients make fewer transactions with their cards, JetPay and EMS’s merchants make fewer sales of their products and services using electronic payments or people spend less money per transaction, they will have fewer transactions to process at lower dollar amounts, resulting in lower revenue.

A further weakening in the economy could have a negative impact on JetPay and EMS’s clients, as well as their customers who purchase products and services using their payment processing systems, which could, in turn, negatively impact their business, financial condition and results of operations, particularly if the recessionary environment disproportionately affects some of the discretionary market segments that represent a larger portion of their payment processing volume. In addition, a further weakening in the economy could force retailers to close, resulting in exposure to potential credit losses and future transaction declines. Furthermore, credit card issuers have been reducing credit limits, closing accounts, and more selective with respect to whom they issue credit cards. JetPay and EMS also have a certain amount of fixed and semi-fixed costs, including rent, debt service, processing contractual minimums and salaries, which could limit their ability to quickly adjust costs and respond to changes in their businesses and the economy. Changes in economic conditions could also adversely impact their future revenues and profits and cause a materially adverse effect on their businesses, financial conditions and results of operations.

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Governmental regulations designed to protect or limit access to consumer information could adversely affect JetPay’s and EMS’s ability to effectively provide their services to merchants.

Governmental bodies in the United States and abroad have adopted, or are considering the adoption of, laws and regulations restricting the transfer of, and requiring safeguarding of, non-public personal information. For example, in the United States, all financial institutions must undertake certain steps to ensure the privacy and security of consumer financial information. While their operations are subject to certain provisions of these privacy laws, JetPay and EMS have limited their use of consumer information solely to providing services to other businesses and financial institutions. In connection with providing services to their clients, JetPay and EMS are required by regulations and contracts with their merchants and financial institution clients to provide assurances regarding the confidentiality and security of non-public consumer information. These contracts require periodic audits by independent companies regarding their compliance with industry standards and also allow for similar audits regarding best practices established by regulatory guidelines. The compliance standards relate to their infrastructure, components and operational procedures designed to safeguard the confidentiality and security of non-public consumer personal information shared by their clients with JetPay and EMS. Their ability to maintain compliance with these standards and satisfy these audits will affect their ability to attract and maintain business in the future. If JetPay and EMS fail to comply with these regulations, they could be exposed to suits for breach of contract or to governmental proceedings. In addition, their client relationships and reputation could be harmed, and JetPay and EMS could be inhibited in their ability to obtain new clients. If more restrictive privacy laws or rules are adopted by authorities in the future on the federal or state level, their compliance costs may increase, their opportunities for growth may be curtailed by their compliance capabilities or reputational harm and their potential liability for security breaches may increase, all of which could have a material adverse effect on their businesses, financial conditions and results of operations.

JetPay and EMS may be adversely impacted by any failure of third-party service providers to perform their functions.

As part of providing services to clients, JetPay and EMS rely on a number of third-party service providers. These service providers include, but are not limited to, communications providers, electric utilities, payment networks like Visa, MasterCard, American Express, and Discover, and banks used to electronically transfer funds to merchants. Failure by these service providers, for any reason, to deliver their services in a timely manner could result in material interruptions to its operations, impact client relations, and result in significant penalties or liabilities to JetPay and / or EMS.

JetPay may face losses as a result of chargebacks with respect to Direct Air.

Direct Air, a customer of JetPay, abruptly ceased operations on or about March 13, 2012. As a result, Merrick Bank, JetPay’s sponsor bank with respect to this particular merchant, has incurred chargeback losses in excess of $25 million. It is also possible that other chargebacks will be forthcoming as a result of the cessation of business by Direct Air. Under an agreement between Merrick Bank and JetPay, JetPay is obligated to indemnify Merrick for all such chargebacks. JetPay has not completed defending all the chargebacks that it believes to be invalid, so the actual indemnification obligation to Merrick Bank is unknown at this time. The loss is insured through a Chartis Insurance Policy for chargeback losses that names Merrick Bank as the primary insured. The policy has a limit of $25 million and a deductible of $250,000. To the extent JetPay is unsuccessful in defending the chargebacks or the chargebacks are not covered by the insurance policy, JetPay will incur losses to the extent of such incurred chargebacks.

JetPay may be forced to transfer certain merchants from Merrick Bank to a different sponsor bank. If JetPay is unable to find a different sponsor bank to process transactions with respect to such merchants, JetPay’s business and financial results could adversely be affected.

As a result of the chargebacks Merrick Bank has sustained with respect to Direct Air, JetPay may need transfer the processing activities of certain merchants deemed to be “high risk” to other sponsor banks. Accordingly, JetPay may need to locate and contract with different sponsor bank to process the transactions of such merchants. If JetPay is unable to locate a sponsor bank to process transactions for such merchants, JetPay would be unable to process transactions for such merchant and such merchants may elect to move to a different processor instead of staying with JetPay. JetPay’s business and financial results could adversely be affected as a result.

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JetPay and EMS may become the target for criminal activity designed to obtain cardholder information.

Both JetPay and EMS are required to retain cardholder information for facilitating transactions or performing servicing for consumers. While both organizations have been certified as compliant with all Payment Card Industry security requirements and have advanced systems for protecting such data including encryption and tokenization, there is no guarantee that these systems will be effective in the future. A breach of these systems could lead to significant liability, fines, and additional costs to JetPay and / or EMS.

EMS’s customer base may adversely affect its revenues and results of operations.

EMS sells card processing services to small to medium sized merchants. The average transaction volume for EMS customers is just over $100,000 per year. Smaller businesses tend to fail or go out of business at a higher rate than larger ones. In such case, EMS experiences not only the loss of revenues but also and is exposed to chargeback losses. As a result of the loss of these customers, as well as the loss of customers to competing companies, EMS’s customer base would decline over time unless new customers are successfully attracted. An economic downturn or competitive factors could increase the number of closed accounts and could reduce the ability of EMS to replace lost customers. The loss of customers could have a material adverse effect on EMS’s business, financial condition and results of operations.

Business activities of EMS customers may adversely affect EMS’s business and reputation.

Certain customers of EMS may be engaged in business activities that could be considered illegal or violate applicable card association regulations. For example, certain former EMS customers dispensed medical marijuana. While EMS believes these merchants complied with applicable state legislation, they could be prosecuted under Federal drug laws. As of July 31, 2012, EMS has closed the accounts of merchants involved in the dispensation of medical marijuana. A finding that EMS violated, or aided the violation of, applicable laws or applicable card association regulations could have a material adverse effect on EMS’s business, financial condition and results of operations.

The ADC Entities’ systems may be subject to disruptions that could adversely affect its business and reputation.

Many of the ADC Entities’ businesses are highly dependent on its ability to process, on a daily basis, a large number of complicated transactions. The ADC Entities rely heavily on its payroll, financial, accounting and other data processing systems. If any of these systems fails to operate properly or becomes disabled even for a brief period of time, the ADC Entities could suffer financial loss, a disruption of their businesses, liability to clients, regulatory intervention or damage to its reputation. The ADC Entities have disaster recovery plans in place to protect its business against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite preparations, the ADC Entities’ disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, disruptions to its operations, or damage to its important facilities.

Political and economic factors may adversely affect the ADC Entities’ business and financial results.

Trade, monetary and fiscal policies, and political and economic conditions may substantially change, and credit markets may experience periods of constriction and volatility. When there is a slowdown in the economy, employment levels and interest rates may decrease with a corresponding impact on the ADC Entities’ businesses. Clients may react to worsening conditions by reducing their spending on payroll and other outsourcing services or renegotiating their contracts with the ADC Entities.

The ADC Entities invest their client funds in liquid, government-backed securities. Nevertheless, its client fund assets are subject to general market, interest rate, credit, and liquidity risks. These risks may be exacerbated, individually or in unison, during periods of unusual financial market volatility.

The ADC Entities are dependent upon various large banks to execute Automated Clearing House and wire transfers as part of its client payroll and tax services. While the ADC Entities have contingency plans in place for bank failures, a systemic shutdown of the banking industry would impede their ability to process funds on behalf of their payroll and tax services clients and could have an adverse impact on their financial results and liquidity.

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The ADC Entities’ services may be adversely impacted by changes in government regulations and policies.

Many of the ADC Entities’ services, particularly payroll tax administration services are designed according to government regulations that continually change. Changes in regulations could affect the extent and type of benefits employers are required, or may choose, to provide employees or the amount and type of taxes employers and employees are required to pay. Such changes could reduce or eliminate the need for some of the ADC Entities’ services and substantially decrease their revenue. Added requirements could also increase the ADC Entities’ cost of doing business. Failure to educate and assist the ADC Entities’ clients regarding new or revised legislation that impacts them could have an adverse impact on their reputation. Failure by the ADC Entities to modify their services in a timely fashion in response to regulatory changes could have a material adverse effect on their business and results of operations.

Interest earned on funds held for clients may be impacted by changes in government regulations mandating the amount of tax withheld or timing of remittance.

The ADC Entities receive interest income from investing client funds collected but not yet remitted to applicable tax or regulatory agencies or to client employees. A change in regulations either decreasing the amount of taxes to be withheld or allowing less time to remit taxes to applicable tax or regulatory agencies would adversely impact this interest income.

The ADC Entities may be adversely impacted by any failure of third-party service providers to perform their functions.

As part of providing services to clients, the ADC Entities rely on a number of third-party service providers. These service providers include, but are not limited to, couriers used to deliver client payroll checks and banks used to electronically transfer funds from clients to their employees. Failure by these service providers, for any reason, to deliver their services in a timely manner could result in material interruptions to the ADC Entities’ operations, impact client relations, and result in significant penalties or liabilities to the ADC Entities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

UBPS and each of the Acquired Companies make forward-looking statements in this proxy statement. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Transaction;

•	the future financial performance of UBPS and the Acquired Companies following the consummation of the Transaction;

•	expansion plans and opportunities;

•	ability to integrate the management and select operations of the companies;

•	maintaining / increasing the growth rates through marketing and an effective sales force;

•	retaining current management and / or attract new replacement talent;

•	maintaining technology platforms and continue to develop enhancements;

•	maintaining cost-effectiveness of technology and operations;

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•	developing and successfully marketing new products;

•	identify and consummating acquisitions on an accretive basis; and

•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available to UBPS and / or the Acquired Companies as of the date of this proxy statement and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing UBPS’s or the Acquired Companies’ views as of any subsequent date and none of UBPS or the Acquired Companies undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	uncertainties as to the timing of the Transaction and approval of the Transaction by UBPS’s stockholders;

•	the satisfaction of closing conditions to each of the Acquisition Agreements, including the receipt of any required regulatory approvals;

•	costs related to the Transaction;

•	success in retaining or recruiting, or changes required in, the Acquired Companies’ officers, key employees or directors following the Transaction;

•	costs and potential liabilities of EMS with respect to facilitation of transactions for merchants selling medical marijuana;

•	costs and potential liabilities of JetPay with respect to chargebacks related to the Direct Air bankruptcy;

•	potential failure of the former owners of each of the Acquired Companies to comply with their respective indemnification obligations;

•	costs of compliance with data privacy and security laws;

•	the ability of the Acquired Companies to develop and introduce new and enhanced products, improve productivity and reduce operating costs;

•	JetPay’s reliance on a relatively small number of customers;

•	the global credit market crisis and economic weakness, either nationally, or in the local markets in which the Acquired Companies operate;

•	the inability for AD Computer to successfully sell outside its home market;

•	adverse litigation or arbitration results;

•	costs related to the acquisition of each of the Acquired Companies that may reduce the working capital of each such company;

•	competitors in each of the Acquired Companies’ various markets;

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•	future legislation or regulations intended to reform pension and other employee benefit plans;

•	listing or delisting of UBPS’s securities from the NASDAQ Capital Market;

•	the potential liquidity and trading of UBPS’s securities;

•	risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and

•	the risk factors listed in this proxy statement under “Risk Factors” beginning on page [ ].

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Neither UBPS nor the Acquired Companies undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SPECIAL MEETING OF UBPS STOCKHOLDERS

General

UBPS is furnishing this proxy statement to UBPS stockholders as part of the solicitation of proxies by its board of directors for use at the special meeting of UBPS stockholders to be held on [ ], 2012, and at any adjournment or postponement thereof. This proxy statement is first being mailed to UBPS stockholders on or about [ ], 2012. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of UBPS stockholders.

Date, Time and Place

The special meeting of UBPS stockholders will be held at [ ] a.m., Eastern Daylight Time, on [ ], 2012, at [ ], or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Purpose of the Special Meeting of UBPS Stockholders

At the special meeting of UBPS Stockholders, UBPS will ask holders of UBPS Common Stock to consider and vote upon the following proposals:

(1) The Acquisition Proposal—to consider and vote upon

(a) the JetPay Agreement and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, JetPay will become a wholly-owned subsidiary of UBPS;

(b) the EMS Agreement and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, EMS will become a wholly-owned subsidiary of UBPS; and

(c) the ADC Agreement and approve the transactions contemplated thereby, pursuant to which, through a series of transactions, AD Computer will become a wholly-owned subsidiary of UBPS;

(2) The Charter Proposal—to consider and vote upon amendments to the Charter to change the size of the Board of Directors of UBPS, update the Charter to reflect current customary market provisions and delete certain provisions of the Charter that are applicable to only prior to the completion of a business combination transaction;

(3) The Stockholder Adjournment Proposal—to consider and vote upon a proposal to adjourn the special meeting of UBPS stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Acquisition Proposal and the Charter Proposal; and

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(4) Such other procedural matters as may properly come before the special meeting of UBPS stockholders or any adjournment or postponement thereof.

Recommendation of UBPS’s Board of Directors

After careful consideration of each of the proposals, each member of UBPS’s board of directors has determined that each of the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal are in the best interests of UBPS and UBPS’s stockholders and recommends that UBPS’s stockholders vote FOR the Acquisition Proposal, FOR the Charter Proposal and FOR the Stockholder Adjournment Proposal. When you consider the recommendation of UBPS’s board of directors in favor of the Acquisition Proposal, you should keep in mind that certain of UBPS’s directors and officers have interests in the Transaction that may conflict with your interests as a stockholder. See the section entitled “The Transaction—Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction.”

Record Date; Who is Entitled to Vote

UBPS has fixed the close of business on[ ], 2012 as the record date for determining the UBPS stockholders entitled to notice of and to attend and vote at the special meeting of UBPS stockholders. As of the close of business on [ ], 2012, there were [14,319,693] shares of UBPS Common Stock outstanding, of which [11,319,693] are Public Shares and 3,000,000 are Insider Shares held by the Initial Stockholders..

Quorum and Required Vote for Stockholder Proposals

A quorum of UBPS’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of UBPS stockholders if a majority of the shares of UBPS Common Stock outstanding and entitled to vote at the special meeting of UBPS stockholders is represented in person or by proxy. Abstentions, which are discussed further below, will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting.

As of the record date for the special meeting of UBPS stockholders, the Initial Stockholders held approximately [ ]% of the outstanding shares of UBPS Common Stock, which consists of the Insider Shares acquired prior to the IPO. In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders pursuant to which the Initial Stockholders agreed to vote all of their Insider Shares in accordance with the majority of the votes cast by the UBPS Public Stockholders with respect to an initial business combination and any Public Shares acquired in or after the IPO in favor of an initial business combination. This voting arrangement will not apply to shares purchased by the Initial Stockholders in the IPO or purchased from UBPS Public Stockholders following the IPO in the open market and, with regard to such shares, the Initial Stockholders are free to vote in favor of the Acquisition Proposal.

If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS Public Stockholders that are likely to vote against the Acquisition Proposal, the probability that the Acquisition Proposal will be approved would increase.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares or warrants with respect to nondiscretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. UBPS believes all of the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares or warrants without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares or warrants; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

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Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum. A broker non-vote will have no effect on the Acquisition Proposal, the Charter Proposal or the Stockholder Adjournment Proposal.

Manner of Voting

Securityholders who hold their UBPS Common Stock in their own name (as opposed to being held in the name of their broker, bank or other nominee) are referred to as “holders of record.” Holders of record may vote in person at the special meeting or by proxy. UBPS recommends that holders of record vote by proxy even if they plan to attend the special meeting. Holders of record can always revoke their proxy and change their votes at the special meeting.

Proxy Voting by Holders of Record

Voting instructions are attached to your proxy card. If you properly submit your proxy so that it is received prior to [ ] a.m. Eastern Daylight Time on [ ], 2012, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or against any or all of the proposals submitted at the special meeting or abstain from voting.

If you are a holder of record, you may vote your proxy by mail. Please follow the instructions provided on your proxy card. Your submission of proxy authorizes [ ] or [ ], and each of them, as proxies, each with the power to appoint his substitute, to represent and vote your shares or warrants.

Only the latest dated proxy received from you will be voted at the special meeting.

Voting of Shares Held in “Street Name”

If your shares of UBPS Common Stock are not held in your own name but rather by your broker, bank or another nominee, your shares referred to herein as being held in “street name” by your nominee. If your shares are held in street name you must instruct your nominee how to vote your shares.

Your nominee may send to you a separate voting instruction form asking you for your voting instructions. If you do not receive a request for voting instructions well in advance of the special meeting, UBPS recommends that you directly contact your nominee to determine how to cause your shares to be voted as you wish. Your nominee may permit you to instruct the voting of your shares electronically using the telephone or Internet. The street name holders will have access to telephone and Internet voting and that such access will continue until [11:59 p.m. Eastern Daylight Time on the day before the special meeting], after which time a street name holder must contact its bank, broker or nominee to vote or change its vote.

How Proxies Will Be Voted

All shares of UBPS Common Stock entitled to vote and represented by properly completed proxies received prior to the special meeting (unless properly revoked) will be voted at the special meeting as instructed on the proxies. If UBPS Public Stockholders do not indicate how their shares of UBPS Common Stock should be voted on a matter, the shares of UBPS Common Stock represented by a properly completed and not properly withdrawn proxy will be voted as UBPS’s board of directors recommends and therefore will be voted: “FOR” the Acquisition Proposal, “FOR” the Charter Proposal and “FOR” the Stockholder Adjournment Proposal.

Revoking Your Proxy

A record holder may revoke a proxy at any time before the special meeting of UBPS stockholders, as the case may be, or at such meeting by doing any one of the following:

•	you may submit another proxy card with a later date;

•	you may notify Peter Davidson, UBPS’s secretary, in writing at Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087 before the applicable special meeting that you have revoked your proxy; or

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•	you may attend the applicable special meeting, revoke your proxy, and vote in person, as indicated above.

If you hold your shares in “street name” and have instructed your bank, broker or other nominee to vote your shares for you, you must follow instructions you receive from your bank, broker or other nominee in order to change or revoke your vote. Street name holders with access to telephone and Internet voting may change their vote until [11:59 p.m. Eastern Daylight Time on the day before the special meeting], after which time a street name holder must contact his bank, broker or nominee to change his vote.

No Additional Matters May Be Presented at the Special Meeting

The special meeting of UBPS stockholders has been called only to consider the approval of the Acquisition Proposal, the Charter Proposal and the Stockholder Adjournment Proposal, if necessary. Under UBPS’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at either special meeting if they are not included in the notice of the applicable special meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of UBPS Common Stock, you may call [ ], at [ ].

Redemption Rights

Since UBPS is seeking stockholder approval of the initial business combination, it has agreed to distribute this proxy statement and, in connection herewith, provide UBPS Public Stockholders with redemption rights upon consummation of the Transaction. UBPS Public Stockholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement. Unlike many other blank check companies, UBPS Public Stockholders are not required to vote against the Transaction in order to exercise their redemption rights. If the Transaction is not completed, then UBPS Public Stockholders electing to exercise their redemption rights will not be entitled to receive such payments. If UBPS elects to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not the Transaction in its entirety, UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would be entitled to exercise their redemption rights; provided, that such combination constituted a Minimum Acquisition. The Initial Stockholders have agreed to vote their Insider Shares in accordance with the majority of the votes cast by the UBPS Public Stockholders. In addition, the Initial Stockholders have agreed to waive their redemption rights with respect to their Insider Shares and Public Shares in connection with a vote on the consummation of the Transaction.

Limitation on Redemption Rights Upon Consummation of the Transaction

Since UBPS is holding a stockholder vote to approve the Transaction and is not conducting redemptions pursuant to the tender offer rules in connection with the Transaction, the Charter provides that a UBPS Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 10% of the shares sold in the IPO. UBPS believes this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights as a means to force UBPS or its management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Stockholder holding more than an aggregate of 10% of the shares sold in the IPO could threaten to exercise its redemption rights if such holder’s shares are not purchased by UBPS or its management at a premium to the then-current market price or on other undesirable terms. By limiting its stockholders’ ability to redeem no more than 10% of the shares sold in the IPO, UBPS believes it will limit the ability of a small group of stockholders to unreasonably attempt to block its ability to consummate a business combination. However, UBPS would not be restricting its stockholders’ ability to vote all of their shares for or against a business combination.

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Permitted Purchases of UBPS’s Securities

UBPS may enter into privately negotiated transactions to purchase Public Shares from stockholders after consummation of the Transaction with proceeds from the trust account. UBPS’s directors, officers, advisors or their affiliates may also purchase shares in privately negotiated transactions, provided that any such purchases do not change the price per share payable to holders of Public Shares who have properly exercised their redemption rights. Neither UBPS nor its directors, officers, advisors or their affiliates will make any such purchases when in possession of any material non-public information not disclosed to the seller. In the event UBPS is the buyer in the privately negotiated purchases, it could elect to use trust account proceeds to pay the purchase price in such transaction after the closing of the Transaction. It is possible that any such privately negotiated purchases of Public Shares could involve the payment of a premium purchase price. Although UBPS does not currently anticipate paying any premium purchase price for such Public Shares, in the event it does, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. In addition, the payment of a premium may not be in the best interest of the remaining stockholders, who will experience a reduction in book value per share compared to the value received by stockholders that have their shares purchased at a premium. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of UBPS shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that UBPS or UBPS’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from UBPS Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. See “The Transaction—Actions That May Be Taken to Secure Approval of UBPS Stockholders” for more information.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval for the Acquisition Proposal. This may result in the consummation of the Transaction, which may not otherwise have been possible.

As a consequence of such purchases:

•	the funds in the trust account that are so used will not be available to UBPS after the Transaction;

•	the public “float” of UBPS Common Stock may be reduced and the number of beneficial holders of its securities may be reduced, which may make it difficult to maintain the listing or trading of UBPS’s securities on a national securities exchange; and

•	the payment of any premium would result in a reduction in book value per share for the remaining stockholders compared to the value received by stockholders that have their shares purchased by UBPS at a premium.

UBPS’s officers, directors and / or their affiliates anticipate that they will identify the stockholders with whom such officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting UBPS directly or by UBPS’s receipt of redemption requests submitted by stockholders following its mailing of this proxy statement in connection with the Transaction. To the extent that UBPS’s officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against the Transaction. Pursuant to the terms of such arrangements, any shares so purchased by UBPS’s officers, advisors, directors and / or their affiliates would then revoke their election to redeem such shares. The terms of such purchases would operate to facilitate UBPS’s ability to consummate the Transaction by potentially reducing the number of shares redeemed for cash or voted against the proposed business combination.

Tendering Stock Certificates in Connection with Redemption Rights

UBPS is requiring the UBPS Public Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to UBPS’s transfer agent, or to deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option up to two business days prior to the date of the applicable meeting. Accordingly, a UBPS Public Stockholder has up to two days prior to the date of the applicable meeting to tender its shares if it wishes to seek to exercise its redemption rights. Given the relatively short exercise period, it is advisable for stockholders to use electronic delivery of their Public Shares.

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There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $[35.00] and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not UBPS requires holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

The foregoing is different from the procedures used by many blank check companies. Traditionally, in order to perfect redemption rights in connection with a blank check company’s business combination, the company would distribute proxy materials for the stockholders’ vote on an initial business combination, and a holder could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his redemption rights. After the business combination was approved, the company would contact such stockholder to arrange for him to deliver his certificate to verify ownership. As a result, the stockholder then had an “option window” after the consummation of the business combination during which he could monitor the price of the company’s stock in the market. If the price rose above the redemption price, he could sell his shares in the open market before actually delivering his shares to the company for cancellation. As a result, the redemption rights, to which stockholders were aware they needed to commit before the stockholder meeting, would become a “redemption” right surviving past the consummation of the business combination until the redeeming holder delivered its certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a redeeming holder’s election to redeem is irrevocable once the business combination is approved.

Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the applicable stockholder meeting set forth in this proxy statement. Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of Public Shares electing to redeem their shares will be distributed promptly after the completion of the Transaction.

If the Transaction is not approved or completed for any reason, then the UBPS Public Stockholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account even if such redemption right was properly exercised. In such case, UBPS will promptly return any certificates delivered by UBPS Public Stockholders who elected to redeem their shares. If UBPS elects to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not the Transaction in its entirety, UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would be entitled to exercise their redemption rights; provided, that such combination constituted a Minimum Acquisition.

Appraisal Rights

Appraisal rights are not available to holders of shares of UBPS Common Stock in connection with the proposed Transaction.

Proxy Solicitation Costs

UBPS is soliciting proxies on behalf of its board of directors. All solicitation costs will be paid by UBPS. This solicitation is being made by mail but also may be made by telephone or in person. UBPS and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including e-mail and facsimile. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. [Proxy Solicitor], a proxy solicitation firm that UBPS has engaged to assist it in soliciting proxies, will be paid an initial fee of $[ ] plus out-of-pocket expenses for its efforts. UBPS will pay [Proxy Solicitor] an additional fee of $[ ] upon successful completion of the Transaction.

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UBPS will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. UBPS will reimburse them for their reasonable expenses.

UBPS, its directors and its executive officers may be deemed to be participants in the solicitation of proxies. The underwriters of the IPO may provide assistance to UBPS and its directors and its executive officers, and may be deemed to be participants in the solicitation of proxies.

Vote of the Initial Stockholders

As of [ ], 2012, the record date for the special meeting of UBPS stockholders, the Initial Stockholders and their affiliates beneficially owned and were entitled to vote 3,000,000 Insider Shares, which collectively constitute 21.0% of the issued and outstanding UBPS Common Stock. The Initial Stockholders consist of all of the officers and directors of UBPS in addition to other individuals.

In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders pursuant to which the Initial Stockholders agreed to vote all of their Insider Shares in accordance with the majority of the votes cast with respect to an initial business combination by the UBPS Public Stockholders.

Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date, present in person or represented by proxy, at the special meeting of UBPS stockholders. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS Public Stockholders that are likely to vote against the Acquisition Proposal, the probability that the Acquisition Proposal will be approved would increase.

THE ACQUISITION PROPOSAL

At the special meeting of UBPS stockholders, as previously described in this proxy statement, UBPS’s stockholders will be asked to approve and adopt (a) the JetPay Agreement, pursuant to which JetPay will become a wholly-owned subsidiary of UBPS, (b) the EMS Agreement, pursuant to which EMS will become a wholly-owned subsidiary of UBPS and (c) the ADC Agreement, pursuant to which AD Computer will become a wholly-owned subsidiary of UBPS. Copies of the JetPay Agreement, the EMS Agreement and the ADC Agreement are attached as Annex A, Annex B and Annex C, respectively, to this proxy statement.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders is required for the Acquisition Proposal to be approved. In addition, pursuant to the terms of its Charter, UBPS will not consummate the Transaction if holders of 93.1% (87.6% as adjusted for repurchases) or more of the UBPS Common Stock issued in the IPO seek redemption of their shares.

If the Acquisition Proposal is approved, UBPS may elect to consummate any combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not consummate the Transaction in entirety; provided, that the transactions consummated result in a Minimum Acquisition.

Abstentions will have the same effect as a vote “AGAINST” the Acquisition Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Acquisition Proposal.

Board Recommendation

After careful consideration, each member of UBPS’s board of directors determined that the Acquisition Proposal is fair to, and in the best interests of, UBPS and its stockholders (despite potential conflicts of interest of certain of UBPS’s directors and officers). On the basis of the foregoing, UBPS’s board of directors has approved and declared advisable the adoption of the Acquisitions Proposal and recommends that you vote or give instructions to vote “FOR” the approval of the Acquisition Proposal.

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The discussion of the information and factors considered by UBPS’s board of directors included in this proxy statement is not meant to be exhaustive, but includes the material information and factors considered by UBPS’s board of directors.

UBPS’S BOARD OF DIRECTORS RECOMMENDS THAT UBPS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACQUISITION PROPOSAL. WHEN YOU CONSIDER THE RECOMMENDATION OF UBPS’S BOARD OF DIRECTORS IN FAVOR OF THE ACQUISITION PROPOSAL, YOU SHOULD KEEP IN MIND THAT CERTAIN OF UBPS’S DIRECTORS AND OFFICERS HAVE INTERESTS IN THE TRANSACTIONS THAT MAY CONFLICT WITH YOUR INTERESTS AS A STOCKHOLDER. SEE THE SECTION ENTITLED, “THE TRANSACTION—POTENTIAL CONFLICTS OF INTERESTS OF UBPS’S DIRECTORS AND OFFICERS IN THE TRANSACTION.”

THE TRANSACTION

The discussion in this proxy statement of the Transaction and the principal terms of each of the Acquisition Agreements is subject to, and is qualified in its entirety by reference to, the JetPay Agreement, the EMS Agreement and ADC Agreement. The full texts of the JetPay Agreement, the EMS Agreement and the ADC Agreement are attached hereto as Annex A, Annex B and Annex C, respectively, and are incorporated into this proxy statement by reference.

General Description of the JetPay Agreement

On July 6, 2012, UBPS entered into the JetPay Agreement, pursuant to which, through a series of transactions, JetPay will become a wholly-owned subsidiary of UBPS. In exchange, WLES, JetPay’s sole member, will be entitled to receive $28,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 2,000,000 shares of UBPS Common Stock, of which $10,000,000 and 1,666,667 shares of UBPS Common Stock will be placed into an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of WLES under the JetPay Agreement. WLES will also be entitled to receive up to an aggregate of $5,000,000 in cash and 833,333 shares of UBPS Common Stock in the event certain stock price targets for UBPS Common Stock are achieved and upon a redemption of the UBPS Public Warrants.

For a more detailed description of the JetPay Agreement, please see the section entitled “The Acquisition Agreements - JetPay.”

General Description of the EMS Agreement

On July 6, 2012, UBPS entered into the EMS Agreement, pursuant to which, through a series of transactions, EMS will become a wholly-owned subsidiary of UBPS. In exchange, the stockholders of EMS will be entitled to receive $60,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 3,333,333shares of UBPS Common Stock. An additional $10,000,000 will be placed in an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to UBPS for the obligations of the EMS Stockholders under the EMS Agreement. Any amounts remaining in the escrow account on the 18 month anniversary of the closing will be distributed to the EMS Stockholders, subject to retention of any amounts related to pending claims. Additionally, the EMS Stockholders will be entitled to receive $5,000,000 in cash and 1,666,666 shares of UBPS Common Stock when UBPS becomes entitled to redeem UBPS Public Warrants.

For a more detailed description of the EMS Agreement, please see the section entitled “The Acquisition Agreements - EMS.”

General Description of the ADC Agreement

On July 6, 2012, UBPS entered into the ADC Agreement, pursuant to which, through a series of transactions, ADC will become a wholly-owned subsidiary of UBPS. In exchange, ADC Stockholders will be entitled to receive $16,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 1,000,000 shares of UBPS Common Stock. The ADC Stockholders will also be entitled to receive $2,000,000 in cash on the 24 month anniversary of the closing.

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For a more detailed description of the ADC Agreement, please see the section entitled “The Acquisition Agreements - ADC.”

Background to the Transaction

UBPS, a company in the development stage, is a blank check company that was organized under the laws of the State of Delaware on November 12, 2010. UBPS was formed for the purpose of acquiring, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or similar business combination, one or more operating businesses, which is referred to in this proxy statement as an initial business combination or a business combination.

On May 13, 2011, UBPS consummated the IPO of 12,000,000 units, each consisting of one share of UBPS Common Stock and one UBPS Public Warrant, which is exercisable for an additional share of UBPS Common Stock at an exercise price of $6.90 per warrant, and received proceeds net of transaction costs of $69,366,994. Simultaneously with the consummation of the IPO, UBPS consummated the private sale of 6,240,000 Insider Warrants to the Initial Stockholders at a price of $0.50 per warrant for an aggregate purchase price of $3,120,000. In addition, EarlyBird, representative of the several underwriters of the IPO, or its designees purchase 720,000 warrants on the same terms for an aggregate purchase price of $360,000. UBPS also agreed to sell to EarlyBird for $100, as additional compensation, an option to purchase up to a total of 600,000 units at a price of $6.60 per unit. The proceeds of this private placement were also placed in the trust account. The proceeds outside of the trust account as well interest earned on the trust account balance may be released to UBPS to be used to fund working capital requirements as well as any amounts that are necessary to pay UBPS’s tax obligations. Additionally, between May 13, 2011 and May 18, 2012, $3,925,393 was released to UBPS to repurchase Public Shares pursuant to a 10b5-1 Plan that was terminated on May 18, 2012.

At no time within 2 years prior to the consummation of the IPO did UBPS, or any of its officers, directors, advisors, consultants or affiliates, have discussions with any person regarding an acquisition of, or a business combination with, any of the Acquired Companies.

Subsequent to the consummation of the IPO, UBPS commenced efforts to identify and evaluate potential acquisitions with the objective of consummating a business combination. UBPS identified certain criteria that it looked for in evaluating prospective target businesses and business combination opportunities, including, without limitation, the following:

•	established companies with proven track records;

•	companies with strong free cash flow characteristics;
•	companies with a strong competitive industry position;

•	companies with an experienced management team; and

•	companies with a diversified customer and supplier base.

In the months following the IPO, UBPS screened potential targets based upon the following characteristics:

•	companies with management teams capable of operating and excelling in the public equity markets;

•	portfolio companies in mature funds of financial sponsors;

•	companies that would likely be relatively immune to a downturn in the economic environment;

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•	companies with large near-term debt maturities; and

•	companies with failed or withdrawn initial public offerings.

In addition, UBPS’s management attempted to identify potential targets by initiating conversations with (i) management’s own network of business associates and friends, (ii) third-party companies that management believed could make attractive business combination partners and (iii) professional service providers (lawyers, accountants, consultants and investment bankers). UBPS educated these parties on its structure as a special purpose acquisition company and its criteria for an acquisition. UBPS also responded to inquiries from investment bankers or other similar professionals representing companies engaged in sale or financing processes. Furthermore, UBPS’s management conducted independent market research to identify potential acquisition opportunities. From time to time, UBPS’s database of potential acquisition candidates was updated and supplemented based on additional information derived from these discussions with third parties.

UBPS’s board of directors was updated on a regular basis with respect to the status of the business combination search. Input received from UBPS’s board of directors was material to management’s evaluation of potential business combinations.

The screening and sourcing efforts through UBPS’s professional network and independent research resulted in more than 75 potential targets. These opportunities were evaluated based on UBPS’s stated criteria. Many did not fit UBPS’s screening criteria, while some were eliminated due to an insufficient enterprise value or indications that the sellers’ valuation expectations were too high. The screening process was repeated multiple times, and UBPS remained in continual dialogue with its sourcing network. Through these efforts, the volume of potential targets remained high.

UBPS declined to move forward on some opportunities because it did not believe the financial characteristics, industry profile and / or position, management teams, attainable valuations and / or deal structures were suitable in light of the screening criteria detailed above. There were also companies that were not interested in pursuing a deal with UBPS based on its publicly-traded status, capital structure or questions regarding UBPS’s ability to timely consummate a transaction. Other companies accepted competitive bids from other acquirers or attempted their own initial public offerings.

Some companies were deemed, based on UBPS’s screening efforts and criteria evaluation, as appropriate targets and were advanced to the next phase of the selection process, including, among others, 35 with which UBPS held meetings and / or telephone discussions and 14 with which non-disclosure agreements (and trust waivers) were executed. From this refined pool of potential targets, several companies were further pursued, and in some instances, UBPS had substantive discussions, conducted extensive due diligence, and engaged the potential sellers in a negotiation process.

UBPS’s most significant negotiations with potential targets other than the Acquired Companies occurred between the middle of 2011 and the beginning of 2012 an entity in the payroll segment of the payment processing industry, which, together with three related but not jointly-controlled entities, covered all 50 states and owned a proprietary software platform that could have enabled UBPS to meet its objectives. The four entities could not agree internally as to how compensation would be allocated amongst the entities and had a view their market value that was at a variance to UBPS’s understanding of that market. As a result of these factors, UBPS decided to discontinue negotiations with each of the entities.

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UBPS’s Financial Advisor

EarlyBird served as lead underwriter of the IPO and UBPS paid to EarlyBird and the other underwriter of the IPO underwriting discounts and commissions of approximately $2,160,000 upon consummation of the IPO. EarlyBird is also entitled to receive approximately $2,070,000 upon consummation of the Transaction. While EarlyBird was not separately engaged to assist with the Transaction, they have provided material assistance to assist UBPS to consummate its business transaction. The UBPS Board did not request, and therefore will not receive, a fairness opinion from a financial advisor in connection with the business combination.

Background of the JetPay Agreement

UBPS’s strategy was to acquire platforms in the merchant processing and payroll industries, as well as a solid sales platform organization as core requirements in implementing its vision. UBPS was aware generally of JetPay’s activities in the merchant processing space, and was introduced to JetPay through a former employee of Mr. Shah’s.

On May 11, 2011, Peter B. Davidson, CAO of UBPS, met briefly with Trent Voigt, CEO and David Chester, COO of JetPay while at the Electronic Transactions Association, or ETA, Conference. It was agreed that a subsequent conversation was in order following the conference.

On June 7, 2011, following an exchange of telephone calls, a mutual non-disclosure agreement, or NDA, was signed between JetPay and UBPS, and certain financial documents were exchanged over the following week.

On June 13, 2011, Bipin C. Shah, CEO of UBPS, and Mr. Davidson met with Messrs. Voigt, Chester, and others of the JetPay management at the JetPay offices in Carrolton, Texas. The parties decided at that time that JetPay would consider the combination and get back to UBPS.

In early February 2012, UBPS again contacted JetPay to see if JetPay’s interest in a business combination had changed. Messrs. Shah and Davidson again met with Messrs. Voigt and Chester in Carrolton, Texas on February 7, 2012. At this meeting, JetPay agreed to discuss a potential transaction in more detail and that JetPay would provide UBPS with terms it thought would be acceptable for a combination. JetPay followed up with updated financial information about the company and prospective terms. During this time, it was revealed to JetPay that UBPS was in discussions with two other unidentified entities, one payroll processor and one ISO, both of which would also be acquired by UBPS simultaneously with the acquisition of JetPay.

During the following week, a series of discussions and negotiations were held over the phone between Messrs. Davidson, Shah, and Voigt, which, upon approval by UBPS’ Board, resulted in a non-binding term sheet being executed on February 17, 2012, whereby UBPS would acquire JetPay for $50 million, with $28 million in cash, 2 million shares of UBPS Common Stock (valued for purposes of the term sheet at $6.00 per share, or a total of $12 million) and future consideration of 833,333 shares of UBPS Common Stock (valued for purposes of the term sheet at $6.00 per share, or a total of $5 million) if and when UBPS common stock traded at or above $8.00 per share for 60 consecutive trading days, and $5 million if and when UBPS called the public warrants.

On February 29, 2012, UBPS provided JetPay with a list of its data requirements for due diligence, and JetPay provided these materials over the course of the next several weeks. This due diligence included on-site visits by UBPS management and certain contractors of management, which performed the technology due diligence and financial and accounting due diligence.

On March 27, 2012, the UBPS Board was apprised of the progress of the potential business combination of the three entities. At this meeting, the board discussed financial and information for each of the Acquired Companies, as well as preliminary due diligence for the Acquired Companies. The Board agreed that management should move forward with the transaction as described.

On April 14, 2012, UBPS delivered an initial draft merger agreement to JetPay. From that time up through and including the time when the JetPay Agreement was signed on July 6, 2012, representatives of Dechert, LLP, legal counsel to UBPS, which is referred to herein as Dechert, circulated numerous drafts of the JetPay Agreement and the ancillary documents and participated in numerous telephone conversations to negotiate the specific terms of the business combination. Throughout that period, UBPS and JetPay continued both legal and financial due diligence of the other parties.

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On June 13, 2012, at a meeting of the UBPS Board, the UBPS Board was again apprised of the progress of the potential business combination. At this meeting, the board reviewed and discussed updated financial information for each of the Acquired Companies, as well as the due diligence completed for the Acquired Companies. The UBPS Board then passed a resolution approving the business combination transaction involving UBPS and the Acquired Companies and authorized management to proceed to finish negotiating the Acquisition Agreements and the related documents for all three agreements.

Effective as of July 6, 2012, the Acquired Companies and UBPS executed the Acquisition Agreements. On the morning of Monday, July 9, 2012, UBPS and each of the Acquired Companies issued a joint press release announcing the execution of the Acquisition Agreements. On August 9, 2012, UBPS and each of the Acquired Companies executed amendments to each of the Acquisition Agreements, in order to clarify the intentions of the parties with respect to certain terms.

Background of the EMS Agreement

UBPS’s strategy was to acquire platforms in the merchant processing and payroll industries, as well as a solid sales platform organization as core requirements in implementing its vision. UBPS was aware generally of EMS’s activities as a key player in the merchant processing space.

On May 11, 2011, Mr. Davidson met briefly with Daniel Neistadt, CEO of EMS while at the ETA Conference. At that time, Mr. Neistadt told Mr. Davidson that that there were no plans to consider a business combination.

In late September 2011, EMS began broadly soliciting indications of interest regarding a potential sale of EMS from third parties other than UBPS. On November 29, 2011, after discussion with Mr. Shah, Mr. Davidson contacted by telephone a representative of EMS’s financial advisor, Houlihan Lokey, regarding UBPS’s potential interest in acquiring EMS. Mr. Davidson was advised that the deadline for bids was drawing close but that UBPS’s potential interest would be relayed to EMS. UBPS was subsequently permitted by EMS to enter the bid process. UBPS signed an NDA on November 29, 2011 and was granted access to the EMS data room.

In early December 2011, UBPS decided not to bid on EMS, because of the tight time frame and other transactions UBPS was pursuing at that time.

In late January 2012, since EMS had not completed a transaction, Mr. Shah called Mr. Neistadt and asked if UBPS could meet with EMS to discuss a business combination between UBPS and EMS in the future. On February 1, 2012, an invitation via e-mail was received from EMS’s financial advisor for Messrs. Shah and Davidson to meet with James Weiland, Chairman of EMS, Mr. Neistadt, Paul O’Neil, CFO of EMS, and a representative of EMS’s financial advisor.

On February 14, 2012, Messrs. Shah and Davidson met with Messrs. Weiland, Neistadt, and O’Neil of EMS and a representative of EMS’s financial advisor. EMS provided additional information on the company, and UBPS shared its vision for the combined company following the business combination. EMS agreed that the parties should pursue a discussion, and access to the EMS data room was again provided, the previous NDA still being in effect.

On February 20, 2012, UBPS provided EMS with a term sheet, detailing the type and amount of consideration it would provide the owners on EMS in connection with a business combination.

During the following week, a series of discussions and negotiations were held over the phone between Messrs. Davidson and Shah and EMS’s financial advisor, which, upon approval by UBPS’ Board, resulted in a non-binding term sheet being executed on February 28, 2012, whereby UBPS would acquire EMS for $105 million, with $60 million in cash, 3,333,333 shares of UBPS Common Stock (valued for purposes of the term sheet at $6.00 per share, or a total of $20 million), and future consideration of a $10 million guaranteed payment 18 months following closing, and 1,666,666 shares (valued for purposes of the term sheet at $6.00 per share, or a total of $10 million) and a cash payment of $5 million, if and when UBPS called the public warrants.

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Over the next several weeks, UBPS management and contractors conducted due diligence including on-site visits by UBPS management and certain contractors of management, who were engaged to perform financial and accounting due diligence.

On March 27, 2012, the UBPS Board was apprised of the progress of the potential business combination of the three entities. At this meeting, the Board discussed financial and information for each of the Acquired Companies, as well as preliminary due diligence for the Acquired Companies. The Board agreed that management should move forward with the transaction as described.

On April 13, 2012, UBPS delivered an initial draft merger agreement to EMS. From that time up through and including the time when the EMS Agreement was signed on July 6, 2012, representatives of Dechert circulated numerous drafts of the EMS Agreement and the ancillary documents and participated in numerous telephone conversations to negotiate the specific terms of the business combination. Throughout that period, UBPS and EMS continued both legal and financial due diligence of the other parties.

On June 13, 2012, at a meeting of the UBPS Board, the UBPS Board was again apprised of the progress of the potential business combination. At this meeting, the board reviewed and discussed financial information for each of the Acquired Companies, as well as the due diligence completed for the Acquired Companies. The UBPS Board then passed a resolution approving the business combination involving UBPS and each of the Acquired Companies and authorized management to proceed to finish negotiating the Acquisition Agreements and the related documents for all three agreements.

Effective as of July 6, 2012, the Acquired Companies and UBPS executed the Acquisition Agreements. On the morning of Monday, July 9, 2012, UBPS and the Acquired Companies issued a joint press release announcing the transaction. On August 9, 2012, UBPS and each of the Acquired Companies executed amendments to each of the Acquisition Agreements, in order to clarify the intentions of the parties with respect to certain terms.

Background of the ADC Agreement

UBPS’s strategy was to acquire platforms in the merchant processing and payroll industries, as well as a solid sales platform organization. UBPS had known of AD Computer initially as Peter Davidson of UBPS had sold payroll card services to AD Computer in the early 2000’s while employed by Genpass, Inc. a company managed by Mr. Shah. In 2008, Mr. Shah had negotiated to acquire AD Computer on behalf of a private equity firm; however, that negotiation was never consummated due to financial instability in the market at that time. The last contact Mr. Shah had with any individual at AD Computer prior to the formation of UBPS was in September 2008.

On May 18, 2011, Peter B. Davidson sent an e-mail to C. Nicholas Antich, CEO of AD Computer, informing him that UBPS would be consummating its IPO that week, and including relevant attachments, including UBPS’s latest registration statement on Form S-1 and Press Release regarding the consummation of the IPO. Mr. Davidson mentioned that Bipin Shah would be calling in the next day or so regarding a potential business combination.

On May 19, 2011, Mr. Shah called Mr. Antich, and the parties agreed to explore a potential combination.

On May 26, 2011, Messrs. Shah and Davidson met with Mr. Antich and Joel E. Serfass, the CEO of PTFS, at Mr. Antich’s residence in Center Valley, Pennsylvania. Messrs. Shah and Davidson shared their vision for the combined company following the business combination, and it was agreed that the parties would jointly explore a possible combination. On May 26, 2011, a mutual NDA was signed between AD Computer and UBPS, and documents exchanged over the following week.

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On July 6, 2011, Messrs. Shah and Antich talked via telephone, and discussed a valuation of the ADC Entities in the mid-$20 million range. It was agreed the next step was to show the ADC Entities a model of the potential for UBPS following the proposed business combination.

During the next several weeks, a series of discussions and negotiations were held over the phone between Messrs. Shah, Davidson, and Antich, which, upon approval by UBPS’ Board, resulted in a non-binding terms sheet being executed on September 27, 2011, whereby UBPS would acquire the ADC Entities for $24 million, with $16 million in cash, one million shares of UBPS Common Stock (valued for purposes of the term sheet at $6.00 per share, or a total of $6 million), and future consideration of two million dollars in cash payable 24 months after closing.

On October 20, 2011, UBPS provided the ADC Entities with a list of its data requirements for due diligence, and the ADC Entities provided some of these materials over the course of the next several weeks. Mr. Shah kept Mr. Antich updated on the progress of the other potential transactions.

On February 20, 2012, Messrs. Shah and Davidson met with Mr. Antich and Eric Antich (who is vice president of business development of AD Computer). During this meeting Messrs. Shah and Davidson updated the Antichs on the progress of its business combination, including the signing of a terms sheet with an unnamed merchant processor and the potential of execution of a terms sheet soon with a large ISO. They provided the Antichs with a pro-forma look at the combined entity. It was agreed that due diligence would resume in earnest based upon these developments.

On March 9, 2012, Messrs. Shah and Davidson met with Messrs. Nick and Eric Antich and Mr. Serfass, to share its vision for the combined company. All agreed to proceed with due diligence.

This due diligence included on-site visits by UBPS management on April 6, 2012 and certain contractors of management were engaged to perform the financial due diligence.

On March 27, 2012, the UBPS Board was apprised of the progress of the potential business combination of the three entities. At this meeting, the board discussed financial and information for each of the Acquired Companies, as well as preliminary due diligence for the Acquired Companies. The Board agreed that management should move forward with the transaction as described.

On April 14, 2012, UBPS delivered an initial draft merger agreement to the ADC Entities.

From that time up through and including the time when the ADC Agreement was signed on July 6, 2012, representatives of Dechert circulated numerous drafts of the ADC Agreement and the ancillary documents and participated in numerous telephone conversations to negotiate the specific terms of the business combination. Throughout that period, UBPS continued both legal and financial due diligence of the other parties.

On June 13, 2012, at a meeting of the UBPS board, the UBPS board was again apprised of the progress of the potential business combination. At this meeting, the board reviewed and discussed financial information for each of the Acquired Companies, as well as the due diligence completed for the Acquired Companies. The UBPS board then passed a resolution approving the business combination transaction involving UBPS and each of the Acquired Companies and authorized management to proceed to finish negotiating the Acquisition Agreements and the related documents for all agreements.

Effective as of July 9, 2012, the Acquired Companies and UBPS executed the Acquisition Agreements. On the morning of Monday, July 9, 2012, UBPS and the Acquired Companies issued a joint press release announcing the transaction. On August 9, 2012, UBPS and each of the Acquired Companies executed amendments to each of the Acquisition Agreements, in order to clarify the intentions of the parties with respect to certain terms.

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Recommendation of the UBPS Board; UBPS’s Reasons for the Acquisition Proposal

At a meeting held on June 13, 2012, the UBPS board unanimously (i) approved the Acquisition Agreements, and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein, (ii) determined that the terms of the business combination are fair to, and in the best interests of, UBPS and its stockholders, (iii) directed that the Acquisition Agreements be submitted to UBPS stockholders for approval and adoption, (iv) recommended that UBPS stockholders approve and adopt the Acquisition Agreements and (v) declared the advisability of the Acquisition Agreements and the business combination.

ACCORDINGLY, THE UBPS BOARD UNANIMOUSLY RECOMMENDS THAT UBPS STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE ACQUISITION PROPOSAL.

The UBPS board, in evaluating the business combination, consulted with UBPS’s management and legal and financial advisors and, in reaching its decision at its meeting on June 13, 2012 to approve and adopt the Acquisition Agreements, and the transactions contemplated thereby, considered a variety of factors weighing positively and negatively in connection with the business combination. In light of the number and wide variety of factors considered in connection with its evaluation of the transactions, the UBPS board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The UBPS board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of UBPS’s reasons for the business combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements”.

UBPS has been in search of a business combination partner since its IPO in May, 2011. The UBPS board believes that a business combination of the Acquired Companies and UBPS presents an opportunity to increase shareholder value because the combined entity will be superior at providing payment services to small businesses and their employees. The reasons in favor of the Transaction considered by the UBPS board include, but are not limited to, the following:

•	Predictable and diversified revenue streams;

•	Combined company’s substantial current asset position after consummation of the Transaction;

•	Significant growth potential associated with JetPay, EMS and the ADC Entities including potential for enhanced operating margins and operating efficiencies in transaction processing and cross-sales of the products to each others’ customer bases;

•	Opportunity for the combined company to be a platform for further acquisition and development of new products;

•	Experienced combined management team with over 180 aggregate years of directly relevant industry experience;

•	The valuation of comparable companies;

•	The belief that the combined company could achieve annual operational cost savings, coming from, among other things, reductions in general and administrative expenses, and processing consolidation;

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•	The financial and other terms and conditions of the Acquisition Agreements as reviewed by the UBPS board (see “The Agreements — Description of the JetPay Agreement”, “The Agreements — Description of the EMS Agreement” and “The Agreements – Description of the ADC Agreement”, and beginning on pages[ ], respectively) and the fact that such terms and conditions are reasonable and were the product of arm’s-length negotiations between the parties; and

•	The likelihood that the business combination will be consummated in light of the limited conditions to JetPay’s, EMS’s and the ADC Entities’ obligations to complete the business combination, and the likelihood of obtaining any necessary regulatory approvals.

The UBPS board also considered the following potentially negative factors associated with the Transaction:

•	JetPay’s customer concentration and recent events (see Risk Factors on page [ ]);

•	The ADC Entities’ low single-digit growth rate;

•	EMS’s lack of net new customer growth over the last three years;

•	Challenges of integrating three distinct and geographically disbursed companies;

•	Risks associated with the credit card processing industry in general;

•	Risks associated with the current economic climate; and

•	The interests of UBPS’s principal stockholders, executive officers and directors in the business combination (see “The Business Combination — Interests of Officers and Directors in the Business Combination — Interests of UBPS Officers and Directors in the Business Combination”).

The UBPS board concluded, however, that the potentially negative factors associated with the Transaction were outweighed by the potential benefits of the Transaction. The above discussion of the material factors considered by the UBPS board is not intended to be exhaustive, but does set forth the principal factors considered by the UBPS board.

Potential Conflicts of Interests of UBPS’s Directors and Officers in the Transaction

•	Prior to the IPO, the Initial Stockholders purchased 3,450,000 Insider Shares for an aggregate purchase price of $25,000, or approximately $0.00725 per share, of which 450,000 Insider Shares were forfeited upon expiration of the underwriters’ over-allotment option without exercise. In addition, simultaneously with the consummation of the IPO, UBPS consummated the private sale of 6,960,000 Insider Warrants to the Initial Stockholders, and the underwriters of the IPO at a price of $0.50 per warrant for an aggregate purchase price of $3,480,000. In light of the amount of consideration paid, UBPS’s directors and officers will likely benefit from the completion of the Transaction even if the Transaction causes the market price of UBPS’s securities to significantly decrease. The likely benefit to UBPS’s directors and officers may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal

•	If UBPS does not consummate the Transaction by February 9, 2013, UBPS will be required to commence proceedings to dissolve and liquidate and the 3,000,000 Insider Shares held by the Initial Stockholders will be worthless because such holders have agreed to waive their redemption rights with respect to their Insider Shares if UBPS fails to consummate the Transaction on or before February 9, 2013. In such event, the Insider Warrants will also expire worthless.

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•	In connection with the IPO, UBPS and the representative of the underwriters in the IPO entered into agreements with the Initial Stockholders pursuant to which the Initial Stockholders have agreed to vote all of their Insider Shares in accordance with the majority of the votes cast with respect to an initial business combination by the UBPS Public Stockholders. Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders.

As of the record date of the special meeting of UBPS stockholders, 3,000,000 Insider Shares, or approximately 21.0% of the outstanding UBPS Common Stock, would be voted in accordance with the majority of the votes cast by UBPS Public Stockholders with respect to the Acquisition Proposal. If UBPS, the Initial Stockholders or UBPS’s officers and directors purchase Public Shares from existing UBPS stockholders that are likely to vote against the Acquisition Proposal, or that are likely to elect to redeem their Public Shares, the probability that the Acquisition Proposal will be approved would increase.

•	Mr. Shah has agreed that upon UBPS’s liquidation, he will be liable to UBPS if and to the extent any claims of target businesses or claims of vendors or other entities that are owed money by UBPS for services rendered or contracted for or products sold to us, reduce the amounts in the trust account to below $6.06 per share. Accordingly, if a creditor’s claim does not exceed the amount of funds available to UBPS outside of the trust account or available to be released to UBPS from interest earned on the trust account balance, then Mr. Shah would not have any personal obligation to indemnify such claims, as they would be paid from such available funds. However, if a claim exceeds such amounts, only an enforceable waiver executed by such creditor would excuse Mr. Shah from his obligations to pay such claim. UBPS can offer no assurance that Mr. Shah will be able to satisfy his obligations if he is required to do so. If the Transaction is completed, such obligations will terminate.

In addition, the exercise of UBPS’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in UBPS Public Stockholders’ best interest.

Certain Other Interests in the Transaction

In addition to the interests of UBPS’s directors and officers in the Transaction, you should keep in mind that certain individuals promoting the Transaction and / or soliciting proxies on behalf of UBPS have interests in the Transaction that are different from, or in addition to, the interests of UBPS stockholders.

EarlyBirdCapital, Inc., or EarlyBird, an underwriter in the IPO, may be assisting UBPS’s directors and officers in connection with these efforts. EarlyBird would be paid an additional fee of $2,070,000 upon consummation of the Transaction in connection with services performed as a financial and capital markets advisor for UBPS with respect to the Transaction. In addition, EarlyBird holds an option to purchase 600,000 UBPS units at an exercise price of $6.60 per share of UBPS Common Stock. EarlyBird, as representative of the underwriters in the initial public offering, purchased 720,000 UBPS warrants at a price of $0.50 per UBPS warrant on May 13, 2011. The likely benefit to EarlyBird may influence their motivation for promoting the Transaction and / or soliciting proxies for the approval of the Acquisition Proposal

Material Federal Income Tax Consequences of the Transaction

None of the UBPS units, the UBPS Common Stock or the UBPS Public Warrants will be exchanged in the Transaction. Holders of UBPS Common Stock who do not tender any of their UBPS Common Stock in connection with the exercise of redemption rights will not recognize any gain or loss for U.S. federal income tax purposes as result of the consummation of the Transaction.

The exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights will be a taxable redemption of the UBPS Common Stock for U.S. federal income tax purposes. The exercise of redemption rights will be treated either as a sale of UBPS Common Stock or as a distribution with respect to UBPS Common Stock, as more fully described in the section entitled “Material U.S. Federal Income Tax Consequences.”

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The tax consequences to holders of UBPS Common Stock will depend on their own particular situations. Accordingly, holders of UBPS Common Stock are urged to consult their tax advisors for a full understanding of the particular tax consequences to them.

Actions That May Be Taken to Secure Approval of UBPS Stockholders

UBPS, the Initial Stockholders or UBPS’s directors and officers and their respective affiliates may negotiate arrangements to provide for the purchase of the Public Shares from holders who indicate their intention to vote against the Transaction and seek redemption or who otherwise wish to sell their Public Shares. In the event that UBPS is the buyer in such privately negotiated purchases, it could elect to use trust account proceeds to pay the purchase price in such transactions after the closing of the Transaction, provided that any such purchases do not change the price per share payable to holders of Public Shares who have properly exercised their redemption rights. It is possible that any such privately negotiated purchases of Public Shares could involve the payment of a premium purchase price. See “Special Meeting of UBPS Stockholders—Permitted Purchases of UBPS Securities” and “UBPS’s Business—Stockholder Approval of the Transaction” for more information.

If the Transaction is not consummated, a holder would have to wait until UBPS liquidates in connection with its dissolution to receive liquidation proceeds, which liquidation could take 60 days or more to complete.

UBPS, the Initial Stockholders or UBPS’s directors and officers would approach a limited number of large holders of UBPS that have indicated an intention to vote against the Acquisition Proposal, and engage in direct negotiations for the purchase of such holders’ positions. All holders approached in this manner would be institutional or sophisticated holders. Arrangements of such nature would only be entered into and effected in accordance with applicable law, including securities laws, at a time when UBPS, the Initial Stockholders or UBPS’s directors and officers and / or their respective affiliates are not aware of any material nonpublic information regarding UBPS, any of the Acquired Companies and their respective securities or pursuant to agreements between the buyer and seller of such shares in a form that would not violate insider trading rules. Definitive arrangements have not yet been determined but may include: agreements between UBPS, the Initial Stockholders or UBPS’s directors and officers and their respective affiliates on the one hand and the holders of Public Shares on the other hand pursuant to which UBPS would agree to purchase Public Shares from such holders in connection with the closing of the Transaction for the price specified in the arrangements. Under the terms of such an agreement, the holder would appoint an officer of UBPS as his proxy with respect to the Transaction and all other proposals in this proxy statement.

As a result of the purchases that may be effected through such arrangements, it is likely that the number of shares of UBPS Common Stock in UBPS’s public float will be reduced and that the number of beneficial holders of UBPS’s securities also will be reduced.

If holders refuse to enter into arrangements with UBPS to sell their Public Shares, UBPS may determine to engage a third party “aggregator” to buy shares prior to the meeting from such holders that have already indicated an intention to redeem their shares and / or vote against the Acquisition Proposal. In such a case, the aggregator would purchase the shares from the original holder and then subsequently sell such shares to UBPS in connection with the closing of the Transaction. UBPS would, in addition to paying the purchase price of such shares to this aggregator, pay it a fee. Such fee would typically be a small percentage of the aggregator’s total purchase price for such shares.

Although UBPS does not have a definitive plan to engage the services of such an aggregator, if one is needed, the parties believe it will be in the best interests of stockholders that are voting in favor of the Transaction since the retention of the aggregator can help ensure that the Transaction will be completed and the additional fee payable to the aggregator is not expected to be significant. All shares purchased pursuant to such arrangements would remain outstanding until the closing of the Transaction and would be voted in favor of the Acquisition Proposal. Any agreement between the parties will provide for the holder to withdraw or revoke any exercise of its redemption exercise and grant a proxy to UBPS’s designees to vote such shares in favor of the Acquisition Proposal at the meeting. If, for some reason, the Transaction is not closed despite such agreements, the sellers would be entitled to participate in liquidation distributions from UBPS’s trust account with respect to such shares.

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UBPS and JetPay, EMS or the ADC Entities, as the case may be, will as immediately as possible file a Current Report on Form 8-K and press release to disclose arrangements entered into or significant purchases or transfers made by any of the aforementioned persons, including aggregators, that would affect the vote on the Acquisition Proposal or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases or transfers by any of the aforementioned persons and will include (i) the price of such purchases (ii) the quantity of shares purchased, (iii) the amount by which such purchases will reduce the trust account and (iv) a statement that such shares purchased would be voted in favor of the Transaction. If UBPS’s directors or officers make purchases or transfer shares pursuant to such arrangements, they will be required to report these purchases or transfers on beneficial ownership reports filed with the SEC and the Form 8-K would reflect how those acquisitions would change the disclosure under the section entitled “Beneficial Ownership of Securities.”

Purchases pursuant to such arrangements would be paid for with funds in UBPS’s trust account and would diminish available cash. In all events, there will be sufficient funds available to UBPS from the trust account to pay the holders of all Public Shares that are properly redeemed. UBPS Public Stockholders who elect to have their shares redeemed will be required to wait until after the completion of the Transaction in order to receive the per-share redemption price for their Public Shares.

It is possible that the special meeting could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on redemption will be exceeded, assuming that the stockholder adjournment proposal is approved.

Anticipated Accounting Treatment

The anticipated accounting treatment is dependent on the number of redemptions of UBPS Common Stock. Presented below is the anticipated accounting treatment under “Assuming No Redemption” and “Assuming Maximum Redemption” scenarios. See “Unaudited Pro Forma Condensed Consolidated Financial Statements” for further details.

Assuming No Redemption

This presentation assumes that no UBPS Public Stockholders seek to redeem their Public Shares for a pro rata share of the trust account. This presentation would result in UBPS owning approximately 100% of each of JetPay, EMS and the ADC Entities.

The acquisition of the Acquired Companies by UBPS will be accounted for in accordance with the acquisition method of accounting. The excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, consisting of technology, customer lists and covenants not to compete, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.

Assuming Maximum Redemption

A condition to closing the transactions contemplated by each of the Acquisition Agreements is that less than 87.6% of the holders of the Public Shares seek to redeem their shares for a pro rata share of the trust account This presentation assumes 12.4% of the holders of the Public Shares seek to redeem their shares and results in UBPS owning approximately 100% of each of the Acquired Companies.

The acquisition of the Acquired Companies by UBPS will be accounted for in accordance with the acquisition method of accounting. The excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, consisting of technology, customer lists and covenants not to compete, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.

Regulatory Approvals

The Transaction is not subject to any additional federal or state regulatory requirements or approvals, except for filings with the States of Texas, Ohio and Pennsylvania, and certain antitrust approvals, if necessary, from the Antitrust Division of the United States Department of Justice necessary under the HSR Act to effectuate the EMS Agreement.

Required Vote

Approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders.

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THE ACQUISITION AGREEMENTS

The following summaries of the material provisions of the Acquisition Agreements are qualified by reference to the complete texts of the JetPay Agreement, the EMS Agreement and the ADC Agreement, copies of which are attached as Annex A, Annex B and Annex C, respectively, to this proxy statement and incorporated herein by reference. You are encouraged to read each of the Acquisition Agreements in their entirety for a more complete description of the terms and conditions of the Transaction.

The JetPay Agreement

Transaction Structure and Consideration

On July 6, 2012, UBPS entered into the JetPay Agreement, pursuant to which, through a series of transactions, JetPay will become a wholly-owned subsidiary of UBPS. In connection with the JetPay Agreement, the JetPay Merger Sub will merge with and into JetPay on the closing date with JetPay surviving the merger as a wholly-owned subsidiary of UBPS. Prior to the closing date, JetPay’s sole member, WLES, will transfer all of the outstanding equity interests in two entities, JetPay Merchant Services, LLC and JetPay ISO Services, LLC, which are referred to collectively herein with JetPay as the JetPay Entities, to JetPay. JetPay will continue to be domiciled as a Texas limited liability company following the merger.

Consideration to WLES

By virtue of the merger, at the effective time of the merger, all of the issued and outstanding units of JetPay will be cancelled and converted into the right to receive $28,000,000 in cash and 2,000,000 shares of UBPS Common Stock. The cash consideration will be subject to adjustments relating to the net working capital, cash and indebtedness of JetPay immediately prior to closing. For more details, see the section entitled Purchase Price Adjustment.

At the closing, $10,000,000 of the cash payable and 1,666,667 of the UBPS Common Stock payable will be deposited into an escrow account maintained by JPMorgan Chase Bank, N.A. The amounts to be deposited into escrow may be reduced prior to closing by any amounts recovered by JetPay with respect to chargebacks for which JetPay is liable with respect to one of its former customers, Direct Air. The amounts deposited into escrow will remain in escrow until all claims, costs and liabilities related to the Direct Air chargebacks have been satisfied and extinguished. See “The Acquisition Agreements—The JetPay Escrow Agreement for more details on the Escrow Agreement.

WLES will be entitled to receive $5,000,000 in cash if on or prior to the fifth anniversary of the closing UBPS consummates a redemption of the Public Warrants. WLES will also be entitled to receive 833,333 shares of UBPS Common Stock if on or prior to the fifth anniversary of the closing, the trading price of the UBPS Common Stock is $8.00 per share or more for 60 consecutive trading days. If at any time prior to the fifth anniversary of the closing, UBPS undergoes a change of control, such amounts would immediately become payable.

Purchase Price Adjustment

No later than five business days prior to the closing date, JetPay will prepare and deliver to UBPS an estimated balance sheet and a statement calculating JetPay’s estimated net working capital, or Working Capital of JetPay, estimated cash assets and estimated amount of indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, and consistent with JetPay’s quarterly financials. UBPS will have the right to review and comment on the calculations. If the estimated Working Capital of JetPay exceeds $1,500,000 or the estimated cash assets of JetPay exceed $1,500,000, then the purchase price payable at closing will be increased, in either case, by the amount of such excess. If the estimated Working Capital of JetPay is less than $1,500,000 or the estimated cash assets of JetPay are less than $1,500,000, then the purchase price payable at closing will be decreased, in either case, by the amount of such shortfall.

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Within 90 days of closing, JetPay will prepare and deliver to WLES a balance sheet and a statement calculating the Working Capital of JetPay, JetPay’s cash assets and JetPay’s amount of indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with GAAP, and consistent with JetPay’s quarterly financials. If the Working Capital of JetPay or the cash assets of JetPay exceeds their initial estimates, then JetPay will pay to WLES, in either case, the amount of such excess. If the Working Capital of JetPay or the cash assets of JetPay are less than their initial estimates, then WLES will pay to JetPay, in either case, the amount of such shortfall. If the estimated amount of indebtedness exceeds the actual amount of indebtedness, JetPay will pay to WLES the amount of such excess. If the estimated amount of indebtedness is less than the actual amount of indebtedness, WLES will pay to JetPay the amount of such shortfall. In the event that WLES disputes the calculation of the JetPay Working Capital or amount of indebtedness and JetPay and WLES cannot resolve such dispute within 30 days, such calculation will be subject to audit by UBPS’s independent registered public accounting firm and such results will be final and bind on both parties.

Closing of the JetPay Agreement

The closing of the transactions contemplated by the JetPay Agreement will occur on the second business day after all of the closing conditions contained in the JetPay Agreement (including the conditions that UBPS’s stockholders shall have approved the JetPay Agreement) are satisfied or waived, unless the parties to the JetPay Agreement agree otherwise in writing (see “—Conditions to Closing” below).

Directors and Officers

The JetPay Agreement provides that the officers of JetPay existing prior to the closing will remain in place after the closing. The board of directors of the JetPay Merger Sub will become the board of directors of JetPay. The current board of directors of the JetPay Merger Sub consists of Peter Davidson and Bipin Shah. It is anticipated that Trent Voigt will be appointed to the board at the closing.

Representations and Warranties

The JetPay Agreement contains a number of representations and warranties made by the JetPay Entities and UBPS to each other. Unless otherwise denoted below, all representations and warranties survive for a period of 18 months following closing.

The representations and warranties of the JetPay Entities relate to, among other things:

•	organization and qualification, which survives indefinitely;

•	authorization and validity of the JetPay Agreement and corporate power and authority to enter into the JetPay Agreement and to consummate the transactions contemplated thereby, which survives indefinitely;

•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	capitalization of the JetPay Entities, which survives indefinitely;

•	financial statements;

•	the absence of a certain changes or events since March 31, 2012 and the absence of undisclosed liabilities;

•	title to and condition and sufficiency of the assets, which survives indefinitely;

•	owned and leased property;

•	the working capital assets;

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•	intellectual property;

•	certain material contracts;

•	the absence of legal proceedings;

•	compliance with applicable legal requirements;

•	environmental matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employee benefit matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	taxes, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employment matters;

•	material transactions with affiliates;

•	insurance;

•	brokers’ fees or commissions, which survives indefinitely;

•	employment contracts;

•	customers and suppliers;

•	the investment status of WLES;

•	compliance with the Foreign Corrupt Practices Act of 1977;

•	existence of any powers of attorney;

•	ownership of UBPS Common Stock; and

•	information provided as part of this proxy statement, which survives until the date that is 60 days after the expiration of the applicable statute of limitations.

UBPS’s and the JetPay Merger Sub’s representations and warranties relate to, among other things:

•	due organization and qualification;

•	corporate power and authority of UBPS to enter into the JetPay Agreement and consummate the Transaction and authorization and validity of the JetPay Agreement, which survives indefinitely;

•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	brokers’ fees or commissions;

•	SEC documents and financial statements;

•	capitalization, which survives indefinitely;

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•	the absence of undisclosed liabilities;

•	the absence of legal proceedings; and

•	listing on the NASDAQ Capital Market.

The representations and warranties set forth in the JetPay Agreement are made by and to the JetPay Entities and UBPS as of specific dates. The statements embodied in those representations and warranties were made for purposes of the JetPay Agreement between the parties and are subject to certain qualifications and limitations agreed to by the parties in connection with negotiating the terms of the JetPay Agreement, may or may not be accurate as of the date they were made, and do not purport to be accurate as of the date of this proxy statement.

Materiality and Material Adverse Effect

Some of the representations and warranties are qualified by materiality and material adverse effect. The definition of “material adverse effect,” with respect to JetPay, is a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of JetPay, or the ability of such person to consummate the transactions contemplated by the JetPay Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which such entity operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event contributing to such failure may itself or in combination with other circumstances or events constitute a material adverse effect), (f) actions required to be taken pursuant to the JetPay Agreement or taken with UBPS’s consent and (g) the public announcement of the transactions contemplated by the JetPay Agreement, shall not constitute or be deemed to constitute a material adverse effect and otherwise shall not be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on JetPay relative to other persons participating in the industry in which JetPay operates.

Interim Covenants Relating to Conduct of Business

During the period from the date of the JetPay Agreement until the earlier of the closing date of the transactions contemplated by the JetPay Agreement or the termination of the JetPay Agreement, the JetPay Entities will carry on its respective business only in the ordinary course of business. During such period, the JetPay Entities will also use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business. In addition, the JetPay Entities, may not, among other things, and subject to certain exceptions and qualifications, without the written consent of UBPS:

•	amend their organizational documents;

•	adopt a plan of complete or partial liquidation;

•	sell, transfer or otherwise dispose of any material tangible assets or create any encumbrances thereon, except in the ordinary course of business and consistent with past practice and not in excess of $100,000;

•	acquire or agree to acquire any person or business or division thereof, any material assets except purchases of inventory or supplies in the ordinary course and consistent with past practice or other purchases of assets in the ordinary course of business and consistent with past practice and not in excess of $100,000;

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•	create, assume, modify or otherwise become liable for any indebtedness, other than indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

•	place any encumbrance on any property of the JetPay Entities;

•	issue, sell or create any encumbrance on the existing equity interests of the JetPay Entities;

•	split, combine, recapitalize or reclassify the existing equity interests of the JetPay Entities or declare or pay any distribution or other dividend thereon;

•	make any loans, advances or investments in any other person, except in the ordinary course of business and consistent with past practice and not in excess of $10,000 individually and $50,000 in the aggregate;

•	lease or sublease any real or personal property or amend any of the leases of the Seller Entities;

•	except as required pursuant to contracts, grant any increase in salaries or benefits, enter into, terminate, adopt or amend any benefit plan, make any award under any benefit plan, hire any new employee or fail to make any contributions to benefit plans in accordance with past practice;

•	waive, release, assign, settle or compromise any legal proceeding;

•	make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business;

•	amend, modify, assign or terminate any of the employment contracts with the key employees;

•	enter into any material transaction outside the ordinary course of business, amend, terminate or fail to renew any contract with top customers or suppliers, waive or allow the loss of any permit or right of substantial value or cancel any material debt or claim;

•	sell, assign, license or abandon any rights related to material intellectual property;

•	change or modify its credit, collection or payment policies or procedures in a manner adverse to the business;

•	fail to maintain its books of account and records or change its accounting principles;

•	except as required by law, make or change any material tax election, change any tax accounting period or method of tax accounting, file any amendment to any tax return, fail to file a tax return due, surrender right to a tax refund, consent to an extension of the statute of limitations for any tax claim or assessment or enter into any closing agreement with any taxing authority; or

•	take any action that would result in a termination or change in the tax classification of any JetPay Entity.

Additional Covenants

The JetPay Agreement also contains additional covenants of the parties, including covenants providing for:

•	the provision of reasonable access to properties, information, books and records during the period prior to closing;

•	cooperation by all of the parties to the JetPay Agreement in connection with making any required filings or obtaining any consents, permits or approvals;

•	the prior written consent of UBPS and JetPay before making any public announcement regarding the transactions contemplated by the JetPay Agreement, or if a public announcement is required by law, consultation and opportunity to comment on such announcement;

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•	UBPS to provide continued employment to current JetPay employees for a period of one year on terms no less favorable than are being currently provided;

•	JetPay to maintain its 401(k) plan;

•	JetPay to maintain its current insurance policies and use best efforts to obtain a chargeback insurance policy satisfactory to UBPS;

•	UBPS to prepare and file this proxy statement with the assistance of JetPay and allow JetPay to review and comment hereon;

•	UBPS to send this proxy statement to the Public Shareholders for the purpose of approving the JetPay Agreement;

•	UBPS to take all actions necessary to establish a record date and call and hold a meeting of UBPS Common Stock holders;

•	UBPS and JetPay to cooperate in filing a Current Report on Form 8-K with respect to consummation of the transaction;

•	JetPay to waive any claims it has against the trust account of UBPS;

•	JetPay to have at least $1,500,000 in cash on hand at the closing;

•	WLES and Trent Voigt to not compete with JetPay and not solicit any of JetPay’s employees or customers for a period of five years following the closing;

•	prohibitions against JetPay’s solicitation of any person concerning any business combination or similar transaction;

•	UBPS to use reasonable efforts to obtain financing necessary to consummate the transaction;

•	JetPay to deliver payoff letters for any existing indebtedness at least two business days prior to the closing;

•	WLES to transfer the outstanding equity interests in JetPay ISO Services, LLC and JetPay Merchant Services, LLC to JetPay;

•	JetPay, after consummation of the merger with the JetPay Merger Sub to remit to WLES any payments received in respect of amounts owed from litigation involving USN or the Pacific Sports Network; and

•	JetPay to promptly give written notice of any event, condition or circumstances which would cause any condition to the consummation of the transactions contemplated by the JetPay Agreement not to be satisfied.

Conditions to Closing

The consummation of the transactions contemplated by the JetPay Agreement is conditioned upon various closing conditions, which may not be waived, including:

•	the absence of any law, injunction, restraining order or decree of any nature that restrains or prohibits the consummation of the transactions contemplated by the JetPay Agreement;

•	exercise of redemption rights by holders of less than 87.5% of the UBPS Common Stock issued in the IPO; and

•	the approval of the stockholders of UBPS shall have been obtained.

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In addition, the obligations of UBPS to consummate the Transaction are subject to the following additional conditions, unless waived in writing by UBPS:

•	other than certain fundamental representations, the representations and warranties of the JetPay Entities and WLES shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect and certain fundamental representations shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date);

•	JetPay’s compliance and performance in all material respects with the covenants required by the JetPay Agreement;

•	JetPay’s delivery of a certificate of an officer of JetPay that the two immediately preceding conditions above have been satisfied;

•	JetPay’s delivery of a certificate of an authorized officer of the certificate of formation of JetPay, copies of its resolutions authorizing the transactions contemplated by the JetPay Agreement, a copy of its limited liability company agreement and the names of the officers of JetPay authorized to execute the JetPay Agreement;

•	JetPay’s delivery of a certificate certifying the availability of $1,500,000 in cash;

•	JetPay’s delivery of a FIRPTA certificate;

•	JetPay’s delivery any certificates evidencing equity interests in the JetPay Entities;

•	WLES’s delivery of a waiver and release of any and all claims against JetPay;

•	JetPay’s delivery of payoff letters for existing indebtedness;

•	JetPay’s delivery of evidence that a satisfactory chargeback insurance policy or similar acceptable coverage has been obtained for a specific segment of its business;
•	UBPS’s receipt of the financing necessary to consummate the transactions contemplated by the JetPay Agreement;

•	consummation of the transactions contemplated by the EMS Agreement and the ADC Agreement;

•	transfer of the outstanding equity interests in JetPay ISO Services, LLC and JetPay Merchant Services LLC to JetPay;

•	JetPay’s delivery of a duly executed counterpart to the escrow agreement. See “The Acquisition Agreements—The JetPay Escrow Agreement for more information; and
•	the lack of an occurrence of a material adverse effect of JetPay since the date of the JetPay Agreement.

In addition, the obligation of JetPay to consummate the Transaction is subject to the following additional conditions, unless waived in writing by JetPay:

•	the representations and warranties of UBPS and the JetPay Merger Sub shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect;

•	UBPS and JetPay Merger Sub’s compliance and performance in all material respects with the covenants required by the JetPay Agreement;

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•	UBPS and JetPay Merger Sub’s delivery of a certificate of an officer of each of UBPS and JetPay Merger Sub that the two immediately preceding conditions above have been satisfied;

•	UBPS and JetPay Merger Sub’s delivery of a certificate of an authorized officer certifying the certificate of formation or certificate of incorporation of each entity, copies of its resolutions authorizing the transactions contemplated by the JetPay Agreement, copies of the limited liability company agreement and bylaws of each entity as applicable and the names of the officers of each entity authorized to execute the JetPay Agreement; and

•	UBPS’s compliance in all material respects with reporting requirements under the Securities Exchange Act of 1934, as amended.

Termination

The JetPay Agreement may be terminated at any time prior to the closing of the transactions contemplated by the JetPay Agreement:

•	by mutual written consent of UBPS and JetPay;

•	by UBPS or JetPay if a law, injunction, restraining order or decree of any nature of any governmental authority of competent jurisdiction is issued that permanently restraints or prohibits the consummation of the transactions contemplated by the JetPay Agreement and such injunction, restraining order or decree is final and non-appealable;

•	by UBPS or JetPay if UBPS fails to obtain the requisite approval of the JetPay Agreement by its stockholders or 87.5% or more of the holders of the UBPS Common Stock issued in the IPO exercise their redemption rights with respect to such shares;

•	by either UBPS or JetPay if the closing of the transactions contemplated by the JetPay Agreement has not occurred by November 1, 2012, provided however, that the right to terminate the JetPay Agreement is not available to any party whose failure or inability to fulfill any obligation under the JetPay Agreement has been the cause of, or resulted in, the failure of the closing of the transactions to occur on or before such date;

•	by JetPay, upon a material breach of any representation, warranty, covenant or agreement on the part of UBPS such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions); or

•	by UBPS, upon a material breach of any representation, warranty, covenant or agreement on the part of JetPay such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions).

Upon termination, the JetPay Agreement will terminate and become of no force and effect other than respect to obligations which expressly survive termination.

Indemnification

UBPS and JetPay, as surviving entity, agree to indemnify and hold harmless the JetPay Entities and WLES and their respective successors, permitted assigns and certain affiliates for damages arising from any breach of UBPS or JetPay Merger Sub’s representations, warranties and covenants.

UBPS and JetPay, as surviving entity, and their respective successors, permitted assigns and certain affiliates, which are referred to herein as the JetPay Indemnitees will be entitled to indemnification from the assets held pursuant to the escrow agreement for the amount of any damages incurred by any of the JetPay Indemnitees based upon:

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•	any breach of the representations or warranties of the JetPay Entities and WLES;

•	any breach or failure to comply with any covenant of the JetPay Entities and WLES;

•	certain tax liabilities and obligations of the JetPay entities; and

•	liabilities or costs arising from chargebacks associated with the Direct Air bankruptcy, and certain threatened or pending litigation.

The indemnification obligations of the JetPay Entities and WLES are subject to the following limitations:

•	the JetPay Indemnitees are not entitled to indemnification and reimbursement for breaches of representations and warranties (other than with respect to representations concerning taxes, the absence of brokers, organization, good standing, capitalization, title, environmental matters, employment benefit matters, taxes and information contained in the proxy statement) until the aggregate amount of damages exceeds $125,000, in which case the JetPay Indemnitees will be entitled to indemnification and reimbursement for the entire amount of losses and for any losses not in excess of $6,000,000;

•	no party will be entitled to indemnification for losses to the extent that such losses are covered by insurance or other third party proceeds and such party actually receives such proceeds;

•	the JetPay Indemnitees are not entitled to indemnification and reimbursement for all matters (other than indemnification with respect to taxes or arising from fraud or material misrepresentation) for losses in excess of the aggregate consideration paid to WLES under the JetPay Agreement.

Limited Guarantee

Trent Voigt, as a partner in WLES, is guaranteeing the indemnification obligations of WLES for any losses up to the aggregate consideration paid to WLES under the JetPay Agreement.

Expenses

Except in certain limited circumstances, each party to the JetPay Agreement shall be responsible for all costs, fees and expenses incurred by such party in connection with the JetPay Agreement and the transactions contemplated thereby, regardless of whether or not the closing of the transactions contemplated by the JetPay Agreement shall have occurred. If the transactions are consummated, all accountants’ fees and expenses incurred by any party in connection with the preparation and filing of this proxy statement will be paid by UBPS.

Governing Law

The JetPay Agreement is governed by and construed in accordance with the internal laws of the State of Delaware.

The EMS Agreement

Transaction Structure and Consideration

On July 6, 2012, UBPS entered into the EMS Agreement, pursuant to which, through a series of transactions, EMS will become a wholly-owned subsidiary of UBPS. In connection with the EMS Agreement, the EMS Merger Sub will merge with and into EMS on the closing date with EMS surviving the merger as a wholly-owned subsidiary of UBPS. Immediately following the merger, EMS will acquire all of the outstanding equity interests in BizFunds, LLC, which is referred to collectively herein with EMS and EMS Advertising and Promotions, Inc., a wholly-owned subsidiary of EMS, as the EMS Entities. EMS will continue to be domiciled as an Ohio corporation following the merger.

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Consideration to the EMS Stockholders

By virtue of the merger, at the effective time of the merger, all of the issued and outstanding stock of EMS will be cancelled and converted into the right to receive $60,000,000 in cash and 3,333,333 shares of UBPS Common Stock. The cash consideration will be subject to adjustments relating to the net working capital, cash and indebtedness of EMS immediately prior to closing. For more details, see the section entitled Purchase Price Adjustment.

At the closing, an additional $10,000,000 in cash, which is payable on the 18 month anniversary of the closing, will be deposited into an escrow account maintained by JPMorgan Chase Bank, N.A. See The Acquisition Agreements—The EMS Escrow Agreement for more details on the Escrow Agreement.

The EMS Stockholders will be entitled to receive $5,000,000 in cash and 1,666,666 shares of UBPS Common Stock if on or prior to the fifth anniversary of the closing UBPS becomes entitled to consummate a redemption of the Public Warrants. If at any time prior to the fifth anniversary of the closing, UBPS undergoes a change of control, such amounts would immediately become payable.

Purchase Price Adjustment

No later than five business days prior to the closing date, EMS will prepare and deliver to UBPS an estimated balance sheet and a statement calculating EMS’s estimated net working capital, or Working Capital of EMS, estimated cash assets and estimated amount of indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with GAAP, and consistent with EMS’s quarterly financials. UBPS will have the right to review and comment on the calculations. If the estimated Working Capital of EMS exceeds $1,500,000 or the estimated cash assets of EMS exceed $1,500,000, then the purchase price payable at closing will be increased, in either case, by the amount of such excess. If the estimated Working Capital of EMS is less than $1,500,000 or the estimated cash assets of EMS are less than $1,500,000, then the purchase price payable at closing will be decreased, in either case, by the amount of such shortfall.

Within 45 days after closing, EMS will prepare and deliver to the EMS Stockholders a balance sheet and a statement calculating the Working Capital of EMS, the cash assets of EMS and EMS’s amount of indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with GAAP, and consistent with EMS’s quarterly financials. If the Working Capital of EMS or the cash assets of EMS exceed their initial estimates, then EMS will pay to the EMS Stockholders, in either case, the amount of such excess. If the Working Capital of EMS or the cash assets are less than their initial estimates, then the amount of such shortfall shall be set off against the $10,000,000 in escrowed funds described in the section entitled “Consideration to the EMS Stockholders.” If the estimated amount of indebtedness exceeds the actual amount of indebtedness, EMS will pay to the EMS Stockholders the amount of such excess. If the estimated amount of indebtedness is less than the actual amount of indebtedness, then the amount of such shortfall shall be set off against the $10,000,000 in escrowed funds. In the event that James Weiland, as EMS Representative, disputes the calculation of the EMS Working Capital, estimated cash assets or the amount of indebtedness and EMS and the EMS Representative cannot resolve such dispute within 30 days, the dispute will be referred to KPMG LLP for decision, which decision will be final and binding on both parties.

Closing of the EMS Agreement

The closing of the transactions contemplated by the EMS Agreement will occur on the second business day after all of the closing conditions contained in the EMS Agreement (including the conditions that UBPS’s stockholders shall have approved the EMS Agreement) are satisfied or waived, unless the parties to the EMS Agreement agree otherwise in writing (see “Conditions to Closing” below).

Directors and Officers

The EMS Agreement provides that the officers of EMS existing prior to the closing will remain in place after the closing. The board of directors of the EMS Merger Sub will become the board of directors of EMS. The current board of directors of the EMS Merger Sub consists of Peter Davidson and Bipin Shah. It is anticipated that Daniel J. Neistadt will be appointed to the board at the closing.

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Representations and Warranties

The EMS Agreement contains a number of representations and warranties made by the EMS Entities and UBPS to each other. Unless otherwise denoted below, all representations and warranties survive for a period of 18 months following closing.

The representations and warranties of the EMS Entities relate to, among other things:

•	organization and qualification, which survives indefinitely;

•	authorization and validity of the EMS Agreement and corporate power and authority to enter into the EMS Agreement and to consummate the transactions contemplated thereby, which survives indefinitely;

•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	capitalization of the EMS Entities, which survives indefinitely;

•	financial statements;

•	the absence of a certain changes or events since March 31, 2012 and the absence of undisclosed liabilities;

•	title to and condition and sufficiency of the assets, which survives indefinitely;

•	owned and leased property;

•	the working capital assets;

•	intellectual property;

•	certain material contracts;

•	the absence of legal proceedings;

•	compliance with applicable legal requirements;

•	environmental matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employee benefit matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	taxes, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employment matters;

•	material transactions with affiliates;

•	insurance;

•	brokers’ fees or commissions, which survives indefinitely;

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•	employment contracts;

•	customers and suppliers;

•	the investment status of the EMS Stockholders;

•	compliance with the Foreign Corrupt Practices Act of 1977;

•	existence of any powers of attorney;

•	ownership of UBPS Common Stock; and

•	information provided as part of this proxy statement, which survives until the date that is 60 days after the expiration of the applicable statute of limitations.

UBPS’s and the EMS Merger Sub’s representations and warranties relate to, among other things:

•	due organization and qualification;

•	corporate power and authority of UBPS to enter into the EMS Agreement and consummate the Transaction and authorization and validity of the EMS Agreement, which survives indefinitely;

•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	brokers’ fees or commissions, which survives indefinitely;

•	SEC documents and financial statements;

•	capitalization, which survives indefinitely;

•	the absence of legal proceedings;

•	the compliance with applicable legal requirements;

•	listing on the NASDAQ Capital Market;

•	information contained in this proxy statement, which survives until the date that is 60 days after the expiration of the applicable statute of limitations; and

•	solvency of UBPS.

The representations and warranties set forth in the EMS Agreement are made by and to the EMS Entities and UBPS as of specific dates. The statements embodied in those representations and warranties were made for purposes of the EMS Agreement between the parties and are subject to certain qualifications and limitations agreed to by the parties in connection with negotiating the terms of the EMS Agreement, may or may not be accurate as of the date they were made, and do not purport to be accurate as of the date of this proxy statement.

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Materiality and Material Adverse Effect

Some of the representations and warranties are qualified by materiality and material adverse effect. The definition of “material adverse effect,” with respect to EMS, is a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of EMS, or the ability of such person to consummate the transactions contemplated by the EMS Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which such entity operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event, excluding circumstances or events that are described in (a),(b), (c), (d), (f) or (g) above, contributing to such failure may itself or in combination with other circumstances or events constitute a material adverse effect), (f) actions required to be taken pursuant to the EMS Agreement or taken with UBPS’s consent and (g) the public announcement of the transactions contemplated by the EMS Agreement, shall not constitute or be deemed to constitute a material adverse effect and otherwise shall not be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on EMS relative to other persons participating in the industry in which EMS operates.

Interim Covenants Relating to Conduct of Business

During the period from the date of the EMS Agreement until the earlier of the closing date of the transactions contemplated by the EMS Agreement or the termination of the EMS Agreement, the EMS Entities will carry on their respective businesses only in the ordinary course of business. During such period, the EMS Entities will also use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business. In addition, the EMS Entities, may not, among other things, and subject to certain exceptions and qualifications, without the written consent of UBPS:

•	amend their organizational documents;

•	adopt a plan of complete or partial liquidation;

•	sell, transfer or otherwise dispose of any material tangible assets or create any encumbrances thereon, except in the ordinary course of business and consistent with past practice and not in excess of $100,000;

•	except for any transaction, contract or commitment which is merely an extension of an existing transaction, contract or commitment, enter into any transaction, contract or commitment that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, as if the Securities Act was applicable to Seller;

•	acquire or agree to acquire any person or business or division thereof, any material assets except purchases of inventory or supplies in the ordinary course and consistent with past practice or other purchases of assets in the ordinary course of business and consistent with past practice and not in excess of $100,000;

•	create, assume, modify or otherwise become liable for any indebtedness, other than indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

•	place any encumbrance on any property of the EMS Entities;

•	issue, sell or create any encumbrance on the existing equity interests of the EMS Entities;

•	split, combine, recapitalize or reclassify the existing equity interests of the EMS Entities or declare or pay any non-cash distribution or other dividend thereon other than distributions for tax purposes in the ordinary course of business;

•	make any loans, advances or investments in any other person, except in the ordinary course of business and consistent with past practice and not in excess of $25,000 individually and $75,000 in the aggregate, except for loans made to agents or by BizFunds, LLC in the ordinary course and consistent with practice;

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•	lease or sublease any personal property (except in the ordinary course of business) or any real property or amend any of the leases of the Seller Entities;

•	except as required pursuant to contracts or applicable law, grant any increase in salaries or benefits (other than increases in the ordinary course of business consistent with past practice to employees other than executive officers), enter into, terminate, adopt or amend any benefit plan, make any award under any benefit plan, hire any new employee other than in the ordinary course and consistent with past practice or fail to make any contributions to benefit plans in accordance with past practice;

•	waive, release, assign, settle or compromise any legal proceeding, except in the ordinary course of business;

•	make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business, except in the ordinary course of business;

•	enter into any material transaction outside the ordinary course of business, amend, terminate or fail to renew any contract with top customers or suppliers, waive or allow the loss of any permit or right of substantial value or cancel any material debt or claim;

•	amend, modify, assign or terminate any of the employment contracts with the key employees or the restrictive covenant agreement with James Weiland;

•	sell, assign, license or abandon any rights related to material intellectual property;

•	change or modify its credit, collection or payment policies or procedures in a manner adverse to the business;

•	fail to maintain its books of account and records or change its accounting principles;

•	except as required by law, make or change any material tax election, change any tax accounting period or method of tax accounting, file any amendment to any tax return, fail to file a tax return due, surrender right to a tax refund, consent to an extension of the statute of limitations for any tax claim or assessment or enter into any closing agreement with any taxing authority;

•	revoke or change the decision of EMS to be treated as an s-corporation; or

•	take any action that would result in a termination or change in the tax classification of any EMS Entity.

Additional Covenants

The EMS Agreement also contains additional covenants of the parties, including covenants providing for:

•	the provision of reasonable access to properties, information, books and records during the period prior to closing;

•	cooperation by all of the parties to the EMS Agreement in connection with making any required filings or obtaining any consents, permits or approvals, including but not limited to filing and obtaining approval under the HSR Act;

•	the prior written consent of UBPS and EMS before making any public announcement regarding the transactions contemplated by the EMS Agreement, or if a public announcement is required by law, consultation and opportunity to comment on such announcement;

•	UBPS to provide continued employment to current EMS employees for a period of one year on terms no less favorable than are being currently provided;

•	EMS to maintain its 401(k) plan;

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•	EMS to maintain its current insurance policies;

•	UBPS to prepare and file this proxy statement with the assistance of EMS and allow EMS to review and comment hereon;

•	UBPS to send this proxy statement to the Public Shareholders for the purpose of approving the EMS Agreement;

•	UBPS to take all actions necessary to establish a record date and call and hold a meeting of UBPS Common Stock holders;

•	UBPS and EMS to cooperate in filing a Current Report on Form 8-K with respect to consummation of the transaction;

•	EMS to waive any claims it has against the trust account of UBPS;

•	EMS to have at least $1,500,000 in cash on hand at the closing;

•	James Weiland not to compete with EMS and not solicit any of EMS’s employees or customers for a period of four years following the closing and certain key employees not to do so for a period of three years;

•	prohibitions against EMS’s solicitation of any person concerning any business combination or similar transaction;

•	UBPS to use reasonable efforts to obtain financing necessary to consummate the transaction;

•	EMS to deliver payoff letters for any existing indebtedness at least two business days prior to the closing;

•	EMS not to amend the agreement by which it will acquire the outstanding equity interests in BizFunds, LLC;

•	EMS to transfer certain assets prior to the closing to the EMS Stockholders;

•	EMS to promptly give written notice of any event, condition or circumstances which would cause any condition to the consummation of the transactions contemplated by the EMS Agreement not to be satisfied;

•	EMS to update the disclosure schedules at its option;

•	EMS and UBPS to cooperate on all tax matters after the closing;

•	EMS and UBPS to file all necessary tax returns;

•	UBPS to include the Charter Proposal in this proxy statement, nominate a designee provided by EMS to the board of directors if the Charter Proposal is approved and recommend the designee for election at the first annual meeting of the UBPS Stockholders after the closing;

•	EMS to cooperate and negotiate in good faith with UBPS if UBPS decides to make an election under Section 338(h)(10) of the Internal Revenue Code; and

•	the EMS Entities to cease providing services to customers engaging in certain activities.

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Conditions to Closing

The consummation of the transactions contemplated by the EMS Agreement is conditioned upon various closing conditions, which may not be waived, including:

•	the absence of any law, injunction, restraining order or decree of any nature that restrains or prohibits the consummation of the transactions contemplated by the EMS Agreement;

•	termination or expiration of any waiting periods under the HSR Act;

•	exercise of redemption rights by holders of less than 87.5% of the UBPS Common Stock issued in the IPO; and

•	the approval of the stockholders of UBPS shall have been obtained.

In addition, the obligations of UBPS to consummate the Transaction are subject to the following additional conditions, unless waived in writing by UBPS:

•	other than certain fundamental representations, the representations and warranties of the EMS Entities and the EMS Stockholders shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect and certain fundamental representations shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date);

•	EMS’s compliance and performance in all material respects with the covenants required by the EMS Agreement;

•	EMS’s delivery of a certificate of an officer of EMS that the two immediately preceding conditions above have been satisfied;

•	EMS’s delivery of a certificate of an authorized officer of the certificate of formation of EMS, copies of its resolutions authorizing the transactions contemplated by the EMS Agreement, a copy of its articles of incorporation and code of regulations and the names of the officers of EMS authorized to execute the EMS Agreement;

•	EMS’s delivery of a certificate certifying that Seller has $1,500,000 in cash;

•	EMS’s delivery of a FIRPTA certificate;

•	EMS’s delivery of any certificates evidencing equity interests in the EMS Entities;

•	the EMS Stockholders’ delivery of a waiver and release of any and all claims against EMS;

•	EMS’s delivery of payoff letters for existing indebtedness;

•	UBPS’s receipt of the financing necessary to consummate the transactions contemplated by the EMS Agreement;

•	consummation of the transactions contemplated by the JetPay Agreement and the ADC Agreement;

•	transfer of the outstanding equity interests (other than that already owned by EMS) in BizFunds, LLC to EMS;

•	EMS’s delivery of evidence that the existing shareholders agreement and stock restriction agreement have been terminated;

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•	EMS’s delivery of a duly executed counterpart to the escrow agreement. See The Acquisition Agreements—The EMS Escrow Agreement for more information;

•	the lack of an occurrence of a material adverse effect of EMS since the date of the EMS Agreement; and

•	UBPS’s receipt of a duly executed counterpart to the agreement transferring the outstanding equity interests in BizFunds, LLC to EMS.

In addition, the obligation of EMS to consummate the Transaction is subject to the following additional conditions, unless waived in writing by EMS:

•	the representations and warranties of UBPS and the EMS Merger Sub shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect;

•	UBPS and EMS Merger Sub’s compliance and performance in all material respects with the covenants required by the EMS Agreement;

•	UBPS and EMS Merger Sub’s delivery of a certificate of an officer of each of UBPS and EMS Merger Sub that the two immediately preceding conditions above have been satisfied;

•	UBPS and EMS Merger Sub’s delivery of a certificate of an authorized officer certifying the certificate of incorporation of each entity, copies of their resolutions authorizing the transactions contemplated by the EMS Agreement, copies of their bylaws and the names of the officers of each entity authorized to execute the EMS Agreement;

•	UBPS’s compliance in all material respects with reporting requirements under the Securities Exchange Act of 1934, as amended;

•	the EMS Stockholders receipt of executed copies of the registration rights agreement. See The Acquisition Agreements—The Registration Rights Agreement for more information;

•	the EMS Stockholders receipt of executed copies of the escrow agreement. See The Acquisition Agreements—The EMS Escrow Agreement for more information;

•	delivery by UBPS of stock certificates;

•	approval by the UBPS Stockholders of the Charter Proposal and adoption of resolutions appointing the designee of EMS to the UBPS board of directors; and

•	approval of UBPS of employment agreements with certain current employees of EMS; which agreements shall provide for six months’ severance for such employees.

Termination

The EMS Agreement may be terminated at any time prior to the closing of the transactions contemplated by the EMS Agreement:

•	by mutual written consent of UBPS and EMS;

•	by UBPS or EMS if a law, injunction, restraining order or decree of any nature of any governmental authority of competent jurisdiction is issued that permanently restraints or prohibits the consummation of the transactions contemplated by the EMS Agreement and such injunction, restraining order or decree is final and non-appealable;

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•	by UBPS or EMS if UBPS fails to obtain the requisite approval of the EMS Agreement by its stockholders or 87.5% or more of the holders of the UBPS Common Stock issued in the IPO exercise their redemption rights with respect to such shares;

•	by either UBPS or EMS if the closing of the transactions contemplated by the EMS Agreement has not occurred by December 31, 2012, provided however, that the right to terminate the EMS Agreement is not available to any party whose failure or inability to fulfill any obligation under the EMS Agreement has been the cause of, or resulted in, the failure of the closing of the transactions to occur on or before such date;

•	by EMS, upon a material breach of any representation, warranty, covenant or agreement on the part of UBPS such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions);

•	by UBPS, upon a material breach of any representation, warranty, covenant or agreement on the part of EMS such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions); or

•	by UBPS, if EMS updates its disclosures schedules or UBPS is entitled to indemnification as a result of EMS’s relationship with merchants selling medical marijuana, which in either case or collectively would reasonably result in losses in excess of $5,000,000.

Upon termination, the EMS Agreement will terminate and become of no force and effect other than respect to obligations which expressly survive termination.

Indemnification

UBPS and EMS, as surviving entity, agree to indemnify and hold harmless the EMS Entities and the EMS Stockholders and their respective successors, permitted assigns and certain affiliates for damages arising from any breach of UBPS or EMS Merger Sub’s representations, warranties and covenants.

UBPS and EMS, as surviving entity, and their respective successors, permitted assigns and certain affiliates, which are referred to herein as the EMS Indemnitees will be entitled to indemnification from the assets held pursuant to the escrow agreement for the amount of any damages incurred by any of the EMS Indemnitees based upon:

•	any breach of the representations or warranties of the EMS Entities and the EMS Stockholders;

•	any breach or failure to comply with any covenant of the EMS Entities and the EMS Stockholders;

•	certain tax liabilities and obligations of the EMS entities;

•	liabilities or costs arising from a dispute with a specific agent of EMS and certain other threatened or pending litigation; and

•	liabilities or costs arising from third party claims arising out of EMS’s provision of services to merchants selling medical marijuana.

The indemnification obligations of the EMS Entities and the EMS Stockholders are subject to the following limitations:

•	the EMS Indemnitees are not entitled to indemnification and reimbursement for breaches of representations and warranties (other than with respect to certain indemnifiable taxes and representations concerning the absence of brokers, organization and qualification, authorization, capitalization, title, environmental matters, employment benefit matters, taxes and information contained in the proxy statement) and losses arising from the provision of services to merchants selling medical marijuana until the aggregate amount of damages exceeds $500,000, in which case the EMS Indemnitees will be entitled to indemnification and reimbursement for losses in excess of that amount and up to $10,000,000;

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•	the EMS Indemnitees are not entitled to indemnification for breaches of representations and warranties that arose after the date of the EMS Agreement and prior to closing in excess of $5,000,000;

•	the EMS Indemnitees are not entitled to indemnification and reimbursement for all matters (other than indemnification with respect to taxes or arising from fraud or material misrepresentation) for losses in excess of the aggregate consideration paid to the EMS Stockholders under the EMS Agreement; and

•	no party will be entitled to indemnification for losses to the extent that such losses are covered by insurance or other third party proceeds and such party actually receives such proceeds.

Expenses

Except in certain limited circumstances, each party to the EMS Agreement shall be responsible for all costs, fees and expenses incurred by such party in connection with the EMS Agreement and the transactions contemplated thereby, regardless of whether or not the closing of the transactions contemplated by the EMS Agreement shall have occurred. All accountants’ fees and expenses incurred by any party in connection with the preparation and filing of this proxy statement will be paid by UBPS.

Governing Law

The EMS Agreement is governed by and construed in accordance with the internal laws of the State of Delaware.

The ADC Agreement

Transaction Structure and Consideration

On July 6, 2012, UBPS entered into the ADC Agreement, pursuant to which, through a series of transactions, AD Computer will become a wholly-owned subsidiary of UBPS. In connection with the ADC Agreement, the ADC Merger Sub will merge with and into AD Computer on the closing date with AD Computer surviving the merger as a wholly-owned subsidiary of UBPS. Immediately prior to the merger, AD Computer will acquire all of the outstanding equity interests in PTFS. The ADC Entities will continue to be domiciled as Pennsylvania corporations following the merger.

Consideration to the ADC Stockholders

By virtue of the merger, at the effective time of the merger, all of the issued and outstanding stock of AD Computer will be cancelled and converted into the right to receive $16,000,000 in cash and 1,000,000 shares of UBPS Common Stock. The cash consideration will be subject to adjustments relating to the net working capital, transaction expenses, accrued taxes, reimbursable expenses and indebtedness of the ADC Entities immediately prior to closing. For more details, see the section entitled Purchase Price Adjustment.

An additional $2,000,000 in cash will be payable to the ADC Stockholders on the 24 month anniversary of the closing.

Purchase Price Adjustment

No later than five business days prior to the closing date, the ADC Entities will prepare and deliver to UBPS an estimated balance sheet and a statement calculating the ADC Entities’ estimated net working capital, or Working Capital of the ADC Entities, estimated transaction expenses, estimated accrued taxes, estimated reimbursable expenses and estimated indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with GAAP, and consistent with the ADC Entities’ annual balance sheets. UBPS will have the right to review and comment on the calculations. If the estimated Working Capital of the ADC Entities exceeds $1,000,000, then the purchase price payable at closing will be increased by the amount of such excess. If the estimated Working Capital of the ADC Entities is less than $1,000,000, then the purchase price payable at closing will be decreased by the amount of such shortfall.

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Within 90 days of closing, AD Computer will prepare and deliver to the ADC Stockholders a balance sheet and a statement calculating the Working Capital of the ADC Entities, transaction expenses, accrued taxes, reimbursable expenses and indebtedness, all immediately prior to giving effect to the closing. These calculations will be prepared in accordance with GAAP, and consistent with the ADC Entities’ annual balance sheets. If the Working Capital of the ADC Entities exceeds $1,000,000, then AD Computer will pay to the ADC Stockholders the amount of such excess. If the Working Capital of the ADC Entities is less than $1,000,000, then the ADC Stockholders will pay to AD Computer the amount of such shortfall. If the estimated amount of any of transaction expenses, accrued taxes or indebtedness exceeds the actual amount of transaction expenses, accrued taxes or indebtedness, respectively, AD Computer will pay to the ADC Stockholders the amount of such excess. If the estimated amount of any of transaction expenses, accrued taxes or indebtedness is less than the actual amount of transaction expenses, accrued taxes or indebtedness, respectively, the ADC Stockholders will pay to the AD Computer the amount of such shortfall. In the event that C. Nicholas Antich, as ADC Representative, disputes the calculation of the ADC Working Capital or amount of indebtedness and the ADC Entities and the ADC Representative cannot resolve such dispute within 30 days, the dispute will be referred to KPMG LLP for decision, which decision will be final and binding on both parties.

Closing of the ADC Agreement

The closing of the transactions contemplated by the ADC Agreement will occur on the second business day after all of the closing conditions contained in the ADC Agreement (including the conditions that UBPS’s stockholders shall have approved the ADC Agreement) are satisfied or waived, unless the parties to the ADC Agreement agree otherwise in writing (see “—Conditions to Closing” below).

Directors and Officers

The ADC Agreement provides that the officers of AD Computer existing prior to the closing will remain in place after the closing. The board of directors of the ADC Merger Sub will become the board of directors of AD Computer. The current board of directors of the ADC Merger Sub consists of Peter Davidson and Bipin Shah. It is anticipated that C. Nicholas Antich will be appointed to the board at the closing.

Representations and Warranties

The ADC Agreement contains a number of representations and warranties made by the ADC Entities and the ADC Stockholders and UBPS to each other. Unless otherwise denoted below, all representations and warranties survive for a period of 18 months following closing.

The representations and warranties of the ADC Entities and the ADC Stockholders relate to, among other things:

•	organization and qualification, which survives indefinitely;

•	authorization and validity of the ADC Agreement and corporate power and authority to enter into the ADC Agreement and to consummate the transactions contemplated thereby, which survives indefinitely;

•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	capitalization of the ADC Entities, which survives indefinitely;

•	financial statements;

•	the absence of a certain changes or events since March 31, 2012 and the absence of undisclosed liabilities;

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•	title to and condition and sufficiency of the assets, which survives indefinitely;

•	owned and leased property;

•	the working capital assets;

•	intellectual property;

•	certain material contracts;

•	the absence of legal proceedings;

•	compliance with applicable legal requirements;

•	environmental matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employee benefit matters, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	taxes, which survives until the date that is 60 days after the expiration of the applicable statute of limitations;

•	employment matters;

•	material transactions with affiliates;

•	insurance;

•	brokers’ fees or commissions, which survives indefinitely;

•	employment contracts;

•	customers and suppliers;

•	the investment status of the ADC Stockholders;

•	compliance with the Foreign Corrupt Practices Act of 1977;

•	existence of any powers of attorney;

•	ownership of UBPS Common Stock; and

•	information provided as part of this proxy statement, which survives until the date that is 60 days after the expiration of the applicable statute of limitations.

UBPS’s and the ADC Merger Sub’s representations and warranties relate to, among other things:

•	due organization and qualification;

•	corporate power and authority of UBPS to enter into the ADC Agreement and consummate the Transaction and authorization and validity of the ADC Agreement, which survives indefinitely;

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•	no conflict and no additional governmental approvals or filings or third-party consents required;

•	brokers’ fees or commissions;

•	SEC documents and financial statements;

•	capitalization, which survives indefinitely;

•	the absence of undisclosed liabilities;

•	the absence of legal proceedings;

•	listing on the NASDAQ Capital Market;

•	solvency of UBPS;

•	the pro forma equity capitalization of UBPS following the Transaction; and

•	confidential information regarding EMS and JetPay.

The representations and warranties set forth in the ADC Agreement are made by and to the ADC Entities and UBPS as of specific dates. The statements embodied in those representations and warranties were made for purposes of the ADC Agreement between the parties and are subject to certain qualifications and limitations agreed to by the parties in connection with negotiating the terms of the ADC Agreement, may or may not be accurate as of the date they were made, and do not purport to be accurate as of the date of this proxy statement.

Materiality and Material Adverse Effect

Some of the representations and warranties are qualified by materiality and material adverse effect. The definition of “material adverse effect,” with respect to the ADC Entities, is a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of the ADC Entities, or the ability of such person to consummate the transactions contemplated by the ADC Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which such entity operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event contributing to such failure may itself or in combination with other circumstances or events constitute a material adverse effect), (f) actions required to be taken pursuant to the ADC Agreement or taken with UBPS’s consent and (g) the public announcement of the transactions contemplated by the ADC Agreement, shall not constitute or be deemed to constitute a material adverse effect and otherwise shall not be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on the ADC Entities relative to other persons participating in the industry in which the ADC Entities operate.

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Interim Covenants Relating to Conduct of Business

During the period from the date of the ADC Agreement until the earlier of the closing date of the transactions contemplated by the ADC Agreement or the termination of the ADC Agreement, the ADC Entities will carry on their respective business only in the ordinary course of business. During such period, the ADC Entities will also use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business. In addition, the ADC Entities, may not, among other things, and subject to certain exceptions and qualifications, without the written consent of UBPS:

•	amend their organizational documents;

•	adopt a plan of complete or partial liquidation;

•	sell, transfer or otherwise dispose of any material tangible assets or create any encumbrances thereon, except in the ordinary course of business and consistent with past practice and not in excess of $100,000;

•	acquire or agree to acquire any person or business or division thereof, any material assets except purchases of inventory or supplies in the ordinary course and consistent with past practice or other purchases of assets in the ordinary course of business and consistent with past practice and not in excess of $100,000;

•	create, assume, modify or otherwise become liable for any indebtedness, other than indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

•	place any encumbrance on any property of the ADC Entities;

•	issue, sell or create any encumbrance on the existing equity interests of the ADC Entities;

•	split, combine, recapitalize or reclassify the existing equity interests of the ADC Entities or declare or pay any non-cash distribution or other non-cash dividend thereon other than distributions for cash purposes;

•	make any loans, advances or investments in any other person, except in the ordinary course of business and consistent with past practice and not in excess of $10,000 individually and $50,000 in the aggregate;

•	lease or sublease any real property or personal property (except in the ordinary course of business) or amend any of the leases of the ADC Entities;

•	except as required pursuant to contracts, grant any increase in salaries or benefits (other than increases in the ordinary course of business consistent with past practice to employees other than executive officers), enter into, terminate, adopt or amend any benefit plan, make any award under any benefit plan, hire any new employee other than in the ordinary course and consistent with past practice or fail to make any contributions to benefit plans in accordance with past practice;

•	waive, release, assign, settle or compromise any legal proceeding;

•	make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business, except in the ordinary course of business;

•	enter into any contract that would be required to be disclosed under Item 404 of Regulation S-K;

•	enter into any material transaction outside the ordinary course of business, amend, terminate or fail to renew any contract with top customers or suppliers, waive or allow the loss of any permit or right of substantial value or cancel any material debt or claim;

•	amend, modify, assign or terminate any of the employment contracts with the key employees;

•	sell, assign, license or abandon any rights related to material intellectual property;

•	change or modify its credit, collection or payment policies or procedures in a manner adverse to the business;

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•	fail to maintain its books of account and records or change its accounting principles;

•	except as required by law, make or change any material tax election, change any tax accounting period or method of tax accounting, file any amendment to any tax return, fail to file a tax return due, surrender right to a tax refund, consent to an extension of the statute of limitations for any tax claim or assessment or enter into any closing agreement with any taxing authority;

•	revoke or change the decision of ADC to be treated as an s-corporation; or

•	take any action that would result in a termination or change in the tax classification of any ADC Entity.

Additional Covenants

The ADC Agreement also contains additional covenants of the parties, including covenants providing for:

•	the provision of reasonable access to properties, information, books and records during the period prior to closing;

•	cooperation by all of the parties to the ADC Agreement in connection with making any required filings or obtaining any consents, permits or approvals;

•	the prior written consent of UBPS and the ADC Entities before making any public announcement regarding the transactions contemplated by the ADC Agreement, or if a public announcement is required by law, consultation and opportunity to comment on such announcement;

•	UBPS to provide continued employment to current employees of the ADC Entities for a period of one year on terms no less favorable than are being currently provided;

•	AD Computer to maintain its 401(k) plan;

•	AD Computer to maintain its current insurance policies;

•	UBPS to prepare and file this proxy statement with the assistance of the ADC Entities and allow the ADC Entities to review and comment hereon;

•	UBPS to send this proxy statement to the Public Shareholders for the purpose of approving the ADC Agreement;

•	UBPS to take all actions necessary to establish a record date and call and hold a meeting of UBPS Common Stock holders;

•	UBPS and ADC to cooperate in filing a Current Report on Form 8-K with respect to consummation of the transaction;

•	The ADC Entities to waive any claims each entity has against the trust account of UBPS;

•	The ADC Entities to have at least $1,000,000 in cash on hand at the closing;

•	the ADC Stockholders not to compete with the ADC Entities and not solicit any of the ADC Entities’ employees or customers for a period of five years following the closing;

•	prohibitions against the ADC Entities’ solicitation of any person concerning any business combination or similar transaction;

•	UBPS to use reasonable efforts to obtain financing necessary to consummate the transaction;

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•	The ADC Entities to deliver payoff letters for any existing indebtedness at least two business days prior to the closing;

•	UBPS to provide certain piggyback rights to the ADC Stockholders;

•	The ADC Entities and UBPS to file all necessary tax returns and cooperate with respect to certain tax matters;

•	UBPS and the ADC Stockholders to work together if UBPS elects to make an election under Section 338(h) of the Internal Revenue Code;

•	The ADC Entities to promptly give written notice of any event, condition or circumstances which would cause any condition to the consummation of the transactions contemplated by the ADC Agreement not to be satisfied;

•	UBPS to remit any refunds received with respect to taxes for any pre-closing periods;

•	The ADC Entities to update the disclosure schedules at their option; and

•	AD Computer to cause all of the issued and outstanding equity interests in PTFS to be transferred to AD Computer prior to closing.

Conditions to Closing

The consummation of the transactions contemplated by the ADC Agreement is conditioned upon various closing conditions, including, which may not be waived:

•	the absence of any law, injunction, restraining order or decree of any nature that restrains or prohibits the consummation of the transactions contemplated by the ADC Agreement;

•	exercise of redemption rights by holders of less than 87.5% of the UBPS Common Stock issued in the IPO; and

•	the approval of the stockholders of each of UBPS shall have been obtained.

In addition, the obligations of UBPS to consummate the Transaction are subject to the following additional conditions, unless waived in writing by UBPS:

•	other than certain fundamental representations, the representations and warranties of the ADC Entities and the ADC Stockholders shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect and certain fundamental representations shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date);

•	The ADC Entities’ and the ADC Stockholders’ compliance and performance in all material respects with the covenants required by the ADC Agreement;

•	Delivery of a certificate of an officer of each of the ADC Entities that the two immediately preceding conditions above have been satisfied;

•	Delivery of a certificate of authorized officers of each of the ADC Entities of the certificates of incorporation of ADC, copies of their resolutions authorizing the transactions contemplated by the ADC Agreement, copies of their corporate bylaws and the names of the officers of the ADC Entities authorized to execute the ADC Agreement;

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•	The ADC Entities’ delivery of a certificate certifying the availability of $1,000,000 in cash;

•	The ADC Entities’ delivery of a FIRPTA certificate;

•	the ADC Stockholders’ delivery of all certificates evidencing equity interests in the ADC Entities;

•	the ADC Stockholders’ delivery of a waiver and release of any and all claims against the ADC Entities;

•	The ADC Entities’ delivery of payoff letters for existing indebtedness;

•	UBPS’s receipt of the financing necessary to consummate the transactions contemplated by the ADC Agreement;
•	consummation of the transactions contemplated by the JetPay Agreement and the EMS Agreement;

•	AD Computer’s delivery of a duly executed copy of the stock purchase agreement among certain of the ADC Stockholders;
•	transfer of all of outstanding equity interests in PTFS to AD Computer;

•	AD Computer’s delivery of an election to treat PTFS as a qualified subchapter S subsidiary;

•	UBPS’s receipt of original IRS Form 8023 and comparable state or local tax forms; and

•	the lack of an occurrence of a material adverse effect of the ADC Entities since the date of the ADC Agreement.

In addition, the obligation of the ADC Entities and the ADC Stockholders to consummate the Transaction is subject to the following additional covenants, unless waived in writing by them:

•	the representations and warranties of UBPS and the ADC Merger Sub shall be true and correct in all respects (without regard to materiality or material adverse effect qualifications and exceptions) as of the closing date (except those representations of warranties that address matters as of a specified date, which shall be true and correct in all respects as of that specified date) except where the failure to be true and correct would not, individually or in the aggregate, have a material adverse effect;

•	UBPS and ADC Merger Sub’s compliance and performance in all material respects with the covenants required by the ADC Agreement;

•	UBPS and ADC Merger Sub’s delivery of a certificate of an officer of each of UBPS and ADC Merger Sub that the two immediately preceding conditions above have been satisfied;
•	UBPS and ADC Merger Sub’s delivery of a certificate of an authorized officer of certifying the certificate of incorporation of each entity, copies of their resolutions authorizing the transactions contemplated by the ADC Agreement, copies of their bylaws and the names of the officers of each entity authorized to execute the ADC Agreement; and

•	UBPS’s compliance in all material respects with reporting requirements under the Securities Exchange Act of 1934, as amended.

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Termination

The ADC Agreement may be terminated at any time prior to the closing of the transactions contemplated by the ADC Agreement:

•	by mutual written consent of UBPS and the ADC Entities;

•	by UBPS or the ADC Entities if a law, injunction, restraining order or decree of any nature of any governmental authority of competent jurisdiction is issued that permanently restraints or prohibits the consummation of the transactions contemplated by the ADC Agreement and such injunction, restraining order or decree is final and non-appealable;

•	by UBPS or the ADC Entities if UBPS fails to obtain the requisite approval of the ADC Agreement by its stockholders or 87.5% or more of the holders of the UBPS Common Stock issued in the IPO exercise their redemption rights with respect to such shares;

•	by either UBPS or the ADC Entities if the closing of the transactions contemplated by the ADC Agreement has not occurred by December 15, 2012, provided however, that the right to terminate the ADC Agreement is not available to any party whose failure or inability to fulfill any obligation under the ADC Agreement has been the cause of, or resulted in, the failure of the closing of the transactions to occur on or before such date;

•	by the ADC Entities, upon a material breach of any representation, warranty, covenant or agreement on the part of UBPS or the ADC Merger Sub such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions); or

•	by UBPS, upon a material breach of any representation, warranty, covenant or agreement on the part of the ADC Entities or the ADC Stockholders such that, if occurring or continuing on the closing date, certain closing conditions would not be satisfied (subject to cure provisions).

Upon termination, the ADC Agreement will terminate and become of no force and effect other than respect to obligations which expressly survive termination.

Indemnification

UBPS and AD Computer, as surviving entity, agree to indemnify and hold harmless the ADC Entities and the ADC Stockholders and their respective successors, permitted assigns and certain affiliates for damages arising from any breach of UBPS or the ADC Merger Sub’s representations, warranties and covenants and any taxes attributable to periods following the closing.

UBPS and AD Computer, as surviving entity, and their respective successors, permitted assigns and certain affiliates, which are referred to herein as the ADC Indemnitees will be entitled to indemnification for the amount of any damages incurred by any of the ADC Indemnitees based upon:

•	any breach of the representations or warranties of the ADC Entities and the ADC Stockholders;

•	any breach or failure to comply with any covenant of the ADC Entities and the ADC Stockholders; and

•	certain tax liabilities and obligations of the ADC Entities.

The indemnification obligations of the ADC Entities and the ADC Stockholders are subject to the following limitations:

•	the ADC Indemnitees are not entitled to indemnification and reimbursement for breaches of representations and warranties (other than with respect to representations concerning taxes, the absence of brokers, organization, good standing, capitalization, title, environmental matters, employment benefit matters, taxes and information contained in the proxy statement) until the aggregate amount of damages exceeds $100,000, in which case the ADC Indemnitees will be entitled to indemnification and reimbursement for losses in excess of that amount and up to $2,160,000;

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•	the ADC Indemnitees are not entitled to indemnification and reimbursement for all matters (other than indemnification with respect to taxes or arising from fraud or intentional misrepresentation) for losses in excess of the aggregate consideration paid to the ADC Stockholders under the ADC Agreement; and

•	no party will be entitled to indemnification for losses to the extent that such losses are covered by insurance or other third party proceeds and such party actually receives such proceeds.

Expenses

Except in certain limited circumstances, each party to the ADC Agreement shall be responsible for all costs, fees and expenses incurred by such party in connection with the ADC Agreement and the transactions contemplated thereby, regardless of whether or not the closing of the transactions contemplated by the ADC Agreement shall have occurred. If the transactions are consummated, all accountants’ fees and expenses incurred by any party in connection with the preparation and filing of this proxy statement will be paid by UBPS. the ADC Entities’ fees in connection with this proxy up to $35,000 shall be added to the cash consideration payable at closing if the transaction is consummated or reimbursed if the transaction is not consummated.

Governing Law

The ADC Agreement is governed by and construed in accordance with the internal laws of the State of Delaware.

Proposed Credit Facility

To finance a portion of the purchase price and related costs of the Transaction, UBPS anticipates entering into a credit facility with an unidentified lender. Pursuant to a term sheet signed between the parties on June 15, 2012, the facility will include a $55,000,000 term loan and a $5,000,000 revolving line of credit. UBPS and each of the Acquired Companies will serve as borrower-guarantors under the facility and all of such companies’ assets will secure the facility. In addition, UBPS’s equity interests in each of the Acquired Companies will serve as collateral for the facility. The term loan and revolving credit line will be payable on the fifth anniversary of the funding of the facility.

The closing of the credit facility is subject to a number of customary conditions and there can be no assurance that UBPS will enter into the credit facility. No amounts will be amortized under either the term loan or the revolving line. UBPS will have the option of electing to pay interest on the facility based on either LIBOR or the Base Rate. If the total leverage ratio is greater or equal to 2.50, the interest rate will either be LIBOR plus 7.00% per annum or the Base Rate plus 6.00% per annum or LIBOR plus 6.00% per annum or the Base Rate plus 5.00% per annum when the total leverage ratio is less than 2.50. There are floors of 1.50% and 4.50% respectively for LIBOR and the Base Rate.

In addition to interest, UBPS will pay a one-time facility fee equal to 2.00% of the total amount of the facility, an annual administration fee of $50,000 per annum and an undrawn facility fee of 0.50% per annum times the amounts undrawn under the revolving line of credit. If UBPS defaults on the loan, an additional 2.00% per annum will be added to the then applicable interest rate.

Subject to certain exceptions, any amounts prepaid on the term loan or any permanent reductions in the revolving credit facility until the first anniversary of the funding date will be subject to a prepayment fee of 5.00% of the principal amount repaid or reduced, as the case may be. Such prepayments will be subject to a fee of 2.00% until the second anniversary of the funding date and a fee of 1.00% until the third anniversary of the funding date. Any prepayments thereafter will not be subject to any prepayment fee.

Subject to customary exceptions, there will be mandatory prepayments upon (i) equity issuances and / or consideration received in respect of the exercise of outstanding UBPS warrants, (ii) debt issuances, (iii) 50% of excess cash flow, (iv) asset sales not in the ordinary course of business, (v) tax refunds, (vi) insurance/condemnation proceeds and (vii) amounts by which total debt exceeds the applicable multiple of the most recent trailing 12 months “Pro Form Adjusted EBITDA.”

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The definitive agreements respecting the proposed credit facility will include customary representations, warranties, affirmative covenants (including financial reporting requirements), and negative covenants (including restrictions on other indebtedness, limitations on the payment of dividends, and limitations on acquisitions and new investments). The closing of the proposed senior credit facility is subject to a number of customary conditions and there can be no assurance that UBPS will enter into the proposed credit facility.

In connection with attempting to secure financing in order to consummate the Transaction, UBPS engaged a third party broker. The relationship was terminated prior to the execution of a term sheet with respect to the proposed credit facility. Upon consummation of the Transaction, UBPS may be obligated to pay a fee to the broker based on the size and nature of the credit facility. UBPS intends to dispute its obligation to pay such fee.

JetPay Escrow Agreement

In connection with the JetPay Agreement, UBPS will enter into an escrow agreement, or the JetPay Escrow Agreement, with JPMorgan Chase Bank, N.A. as escrow agent. The following description describes the material terms of the form of JetPay Escrow Agreement and is qualified by reference to the complete text of the form of JetPay Escrow Agreement, a copy of which is attached hereto as Annex E and incorporated herein by reference. You are encouraged to read form of JetPay Escrow Agreement in its entirety.

Creation of the Escrow Account

Upon consummation of the JetPay Agreement, UBPS will cause $10,000,000 and 1,666,666 shares of UBPS Common Stock from the merger consideration payable to WLES to be deposited with the escrow agent. Such deposit is intended to secure WLES’s obligations under the JetPay Agreement with respect to its Direct Air indemnification obligations. See the section entitled “The Acquisition Agreements—The JetPay Agreement -Indemnification” for more information regarding the indemnification obligations of WLES. At any time after the initial deposit, WLES can elect to replace the escrowed shares with an equivalent amount of cash equal to $6.00 per share.

Disbursement of the Escrow Account

In the event any JetPay Indemnitee claims it is entitled to release from the escrow fund, it must submit a claim notice to the escrow agent and WLES. The representative will have the opportunity to object to such claim. If no objection notice is given, the escrow agent will disburse to the party specified in the applicable claim notice the amounts claimed. If an objection notice is given, the parties will agree to work out the dispute independently and then resort to legal proceedings in accordance with the JetPay Agreement. Upon receipt of an objection notice, the escrow agent may not disburse the funds claimed until UBPS and WLES have jointly delivered a claim resolution certificate. WLES shall have the right to elect whether the amount being released be satisfied with cash, escrowed shares or some combination thereof by giving notice to UBPS. Any shares being released shall be valued as of their closing price on the business day immediately preceding the day such notice is given.

EMS Escrow Agreement

In connection with the EMS Agreement, UBPS will enter into an escrow agreement, or the EMS Escrow Agreement, with JPMorgan Chase Bank, N.A. as escrow agent. The following description describes the material terms of the form of EMS Escrow Agreement and is qualified by reference to the complete text of the form of EMS Escrow Agreement, a copy of which is attached hereto as Annex F and incorporated herein by reference. You are encouraged to read the form of EMS Escrow Agreement in its entirety.

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Creation of the Escrow Account

Upon consummation of the EMS Agreement, UBPS will cause $10,000,000 to be deposited with the escrow agent. Such deposit is intended to secure UBPS’s obligations under the EMS Agreement to deliver $10,000,000 on the 18 month anniversary of closing and secure the EMS Stockholders’ obligations with respect to the purchase price adjustment and indemnification obligations. See the sections entitled “The Acquisition Agreements—The EMS Agreement –Purchase Price Adjustment” and “The Acquisition Agreements—The EMS Agreement -Indemnification” for more information regarding the purchase price adjustment and indemnification obligations of the EMS Stockholders.

Disbursement of the Escrow Account

In the event any EMS Indemnitee claims it is entitled to indemnification under the EMS Agreement, it must submit a claim notice to the escrow agent and James Weiland, as representative of the EMS Stockholders. The representative will have the opportunity to object to such claim. If no objection notice is given, the escrow agent will disburse to the party specified in the applicable claim notice the amounts claimed. If an objection notice is given, the parties will agree to work out the dispute independently and then resort to legal proceedings in accordance with the EMS Agreement. Upon receipt of an objection notice, the escrow agent may not disburse the funds claimed until UBPS and the representative have jointly delivered a claim resolution certificate.

Upon agreement on the final purchase price adjustment, UBPS and the representative will deliver a joint notice to release the amount of any amounts owed to UBPS or EMS, as surviving entity, as a result of the adjustment.

On the 18 month anniversary of the closing, the escrow agent will release to the representative all amounts remaining in the escrow account, subject to reserving any amounts that are currently the subject of a claim notice or objection notice.

Registration Rights Agreement

In connection with the EMS Agreement, UBPS has agreed to enter in a Registration Rights Agreement with the EMS Stockholders. The following description describes the material terms of the form of Registration Rights Agreement and is qualified by reference to the complete text of the form of Registration Rights Agreement, a copy of which is attached hereto as Annex G and incorporated herein by reference. You are encouraged to read the form of the Registration Rights Agreement in its entirety.

Mandatory Registration

UBPS will agree to file a registration statement on Form S-3 within 90 days of the closing with respect to the 3,333,333 shares that will be issued to the EMS Stockholders upon consummation of the EMS Agreement, and if necessary, with respect to the 1,666,667 shares of contingent merger consideration. To the extent UBPS is not able to file a registration statement using Form S-3, UBPS agrees to file a registration statement on Form S-1 or some other appropriate form reasonably acceptable to James Weiland, as representative of the EMS Stockholders.

Piggy-back Rights

UBPS will offer to include the shares that will be issued to the EMS Stockholders upon consummation of the EMS Agreement in any registration statement it proposes to file other than on Forms S-4 or S-8. UBPS must provide 30 days notice prior to the expected filing of such registration statement (and such notice will be provided within five business days after UBPS’s receipt of notice of any exercise of demand registration rights other than under the Registration Rights Agreement) and the EMS Stockholders will have 20 days from the receipt of such notice to deliver notice of their desire to have their shares included in the registration statement.

Waiver and Release

The following description describes the material terms of the forms of Waiver and Release Agreement and is qualified by reference to the complete text of the form of Waiver and Release Agreements, copies of which are attached hereto as Annex H and incorporated herein by reference. You are encouraged to read the forms of Waiver and Release Agreements in their entireties.

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Each of the sellers of the Acquired Companies will enter into a Waiver and Release whereby they will release the applicable Acquired Company from any liability related to any claims that have arisen prior to the closing of the Transaction. The sellers will also agree not to commence any litigation against the applicable Acquired Company with respect to such released claims.

Employment Agreements

In connection with Acquisition Agreements, each of the Acquired Companies executed employment agreements with certain key employees, each of which will become effective as of the closing of the Transaction. The following descriptions set forth the material terms of the employment agreements and are qualified by reference to the complete text of the employment agreements, which are attached as Annex I and incorporated herein by reference. You are encouraged to read each employment agreement in its entirety.

ADC executed employment agreements with Mr. C. Nicholas Antich as its Chief Executive Officer and Mr. Eric Antich as an executive.

PTFS executed an employment agreement with Mr. Joel E. Serfass as its Chief Executive Officer.

EMS executed employment agreements with Mr. Daniel J. Neistadt as its Chief Executive Officer and Mr. Paul O’Neil as its Chief Financial Officer. The employment agreement between EMS and Mr. O’Neil was amended and restated as of July 16, 2012 to correct a scrivener’s error in his initial base salary and further amended and restated as of August 15, 2012.

JetPay executed employment agreements with Mr. Trent Voigt as its Chief Executive Officer, Mr. David Chester as its Chief Operations Officer, Mr. Shiv Enjeti as its Chief Technology Officer, Mr. Michael Gage as its Chief Financial Officer and Mr. Todd Fuller as an Executive Vice President.

Each of the foregoing executives is required to devote his full business time and attention to the business and affairs of the employer, with standard carve-outs for approved activities. Notwithstanding the foregoing, Mr. Serfass is permitted to provide services to his accounting firm, Serfass & Cremia, LLC, and to cause other employees of PTFS to provide services thereto, in each case, consistent with past practice.

Term of Employment

The employment agreements of Messrs. C. N. Antich and E. Antich have initial terms of 18 months and the employment agreements or Messrs. Neistadt, O’Neil, Voigt, Chester, Enjeti, Gage and Fuller have initial terms of 36 months. In each case, on the expiration of the initial term and on each subsequent anniversary thereof, the term will be automatically extended for an additional one-year period unless either party provides at least 90 days’ prior written notice to the other party of its decision not to renew the term. Mr. Serfass’s employment agreement expires on June 30, 2013 and does not include an automatic renewal provision.

Compensation and Benefits

During the term of employment, each executive will be entitled to the following compensation and benefits, as applicable.

Each executive is entitled to an initial annual base salary under his employment agreement as follows: Mr. C. N. Antich, $300,000; Mr. E. Antich, $110,000; Mr. Serfass, $240,000; Mr. Neistadt, $325,000; Mr. O’Neil, $252,000; Mr. Voigt, $240,000; Mr. Chester, $150,000; Mr. Enjeti, $165,000; Mr. Gage, $112,000; and Mr. Fuller, $120,000. Effective January 1, 2013, Mr. Serfass’s annual base salary will be reduced to $150,000 in consideration of PTFS’s agreement to simultaneously increase the salaries of certain other key PTFS employees by $90,000 in the aggregate. Commencing in 2013, Mr. O’Neil’s annual base salary will be increased by 5% annually.

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Each executive is eligible for an annual bonus as determined by the employer’s board of directors in its sole discretion and is eligible to participate in any equity-based compensation plan approved by the employer’s board in its sole discretion for similarly situated employees, on the terms and conditions set forth in such plan and the applicable award agreement.

Each executive is eligible to participate in and be covered on the same basis as other similarly situated employees under all employee benefit plans and programs of his employer, including, without limitation, all vacation, paid time off, retirement, health insurance and life insurance plans and programs.

Each executive is also entitled to payment or reimbursement for reasonable and necessary expenses incurred by the executive in the course of his employment in accordance with his employer’s standard reimbursement policies and practices as in effect from time to time, including, in the case of Messrs. Neistadt and O’Neil, reimbursement of reasonable cellular phone expenses.

EMS will pay Mr. Neistadt a monthly stipend of $1,500 to be used in his sole discretion. EMS will also pay all dues and assessments (including all special assessments) attributable to, and entertainment expenses incurred at, in the case of Mr. Neistadt, Lakewood Country Club and, in the case of Mr. O’Neil, Signature of Solon, in amounts consistent with past practice.

Termination Benefits

If the executive’s employment is terminated (i) by his employer for cause, (ii) by the executive without good reason, (iii) due to the executive’s death or disability or (iv) as a result of the non-renewal of the employment term, the employer’s sole obligation to the executive will be to pay the executive’s accrued but unpaid base salary, accrued and vested benefits under any employee benefit plan in which the executive participates (in accordance with the terms of the plan) and, except in the case of a termination for cause, accrued but unused vacation time. Notwithstanding the foregoing, if Mr. Voigt’s employment is terminated due to his death or disability on or after July 1 of any given calendar year, Mr. Voigt or Mr. Voigt’s estate or beneficiaries, as the case may be, will be entitled to the annual bonus, if any, Mr. Voigt would have received with respect to such calendar year if his employment had not been terminated. In addition, if Mr. Serfass elects COBRA continuation coverage for himself or his eligible dependents upon his termination of employment due to death or disability or as a result of the expiration of the term on June 30, 2013, PTFS will pay a portion of the applicable COBRA premiums in an amount equal to the cost to PTFS of covering Mr. Serfass and / or his eligible dependents, as applicable, under its medical and dental plans as of the termination date through January 31, 2014 or, if earlier, the expiration of the applicable statutory coverage period.

If the executive’s employment is terminated (i) by his employer without cause (other than due to his death or disability or as a result of the non-renewal of the employment term) or (ii) by the executive for good reason then, in addition to accrued but unpaid base salary, accrued and vested benefits under employee benefit plans and accrued but unused vacation time, the executive will be entitled to the benefits described below, subject, in each case, to the executive’s prior execution and non-revocation of a general release of claims in favor of the employer and the executive’s continued compliance with all applicable restrictive covenants.

Messrs. C. N. Antich and E. Antich

If the executive’s employment is terminated by ADC without cause or by the executive for good reason prior to the expiration of the initial 18 month term of employment, the executive will be entitled to (i) base salary continuation through the last day of such initial term and (ii) if such termination occurs on or after July 1 of a given year, the annual bonus, if any, the executive would have received for such calendar year if his employment had not been so terminated. If the executive’s employment is terminated by ADC without cause on or after the expiration of the initial 18 month term of employment, the executive will be entitled to base salary continuation until the earlier of the expiration date of the then current term or the 180th day following such separation.

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“Cause” is defined to mean (i) the executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (ii) a determination by the board that the executive committed fraud, misappropriation or embezzlement against any person; (iii) the executive’s material breach of the terms of the agreement or executive’s material breach of any other agreement with the employer or any of its affiliates; (iv) the executive’s willful or gross neglect of executive’s duties or willful or gross misconduct in performance of executive’s duties; (v) the executive’s failure or refusal to carry out the executive’s assigned responsibilities (other than any such failure resulting from executive’s incapacity due to physical or mental illness); or (vi) the executive’s breach of fiduciary duty owed to the employer or any of its affiliates; provided, however, that with respect to subsections (iii), (iv) and (v) above, cause will only be deemed to occur after written notice to the executive of such failure, neglect or misconduct giving rise to cause and the failure by the executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that the executive shall be entitled to no more than one opportunity to cure with respect to subsections (iii), (iv) and (v).

“Good reason” is defined to mean, without the executive’s consent (i) a significant diminution in the executive’s level of responsibilities or (ii) the permanent relocation or transfer of the executive’s principal work address to a location that increases executive’s one-way commute by more than 25 miles. Notwithstanding the foregoing, good reason shall not be deemed to exist unless the executive notifies the employer within ninety (90) days after the occurrence of the event which the executive believes constitutes the basis for good reason, specifying the particular act or failure to act which the executive believes constitutes the basis for good reason and the employer does not cure such act or failure to act within sixty (60) days after receipt of such notice.

Mr. Serfass

If Mr. Serfass’s employment is terminated by PTFS without cause or by Mr. Serfass for good reason prior to June 30, 2013, Mr. Serfass will be entitled to (i) base salary continuation until June 30, 2013, (ii) if such termination occurs on or after July 1 of a given year, the annual bonus, if any, he would have received for such calendar year if his employment had not been so terminated and (iii) the COBRA Benefits through January 31, 2014 or, if earlier, the expiration of the applicable statutory coverage period.

The definitions of “cause” and “good reason” are substantially the same the definitions contained in Messrs. C. N. Antich and E. Antich agreements, except that “good reason” is defined to include failure by PTFS to increase the base salaries of certain key PTFS employees, as described above, for the period commencing January 1, 2013 through June 30, 2013. The employer’s cure period with respect to any such failure is limited to 15 days. If PTFS does not cure such failure and Mr. Serfass terminates his employment for good reason, then, in addition to the benefits described above, Mr. Serfass will be entitled to a lump-sum payment equal to the lesser of (i) $90,000 and (ii) the amount by which any actual salary increases for such key employees fall below the agreed upon levels.

Messrs. Neistadt, O’Neil, Voigt, Chester, Enjeti, Gage and Fuller

If the executive’s employment is terminated by the employer without cause or by the executive for good reason, the executive will be entitled to (i) base salary continuation until the later of (a) the first anniversary of the termination date (or in the case of Messrs. Neistadt and O’Neil, 18 months from the termination date) and (b) the last day of the then current employment period and (ii) if such termination occurs on or after July 1 of a given year, a pro-rata portion of the annual bonus, if any, the executive would have received for such calendar year if his employment had not been so terminated.

“Cause” is defined in the employment agreements of Messrs. Neistadt and O’Neil to mean (i) the executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (ii) the executive’s fraud, misappropriation or embezzlement against any person; (iii) executive’s material breach of the terms of the agreement or the executive’s material breach of any other agreement with the employer or any of its affiliates; (iv) the executive’s willful or gross neglect of the executive’s duties or willful or gross misconduct in performance of the executive’s duties; (v) the executive’s failure or refusal to carry out the executive’s assigned responsibilities; or (vi) executive’s breach of fiduciary duty owed to the employer or any of its affiliates; provided, however, that with respect to subsections (iii), (iv), (v) and (vi) above, cause will only be deemed to occur after written notice to the executive of such breach, failure, neglect or misconduct giving rise to cause and the failure by the executive to cure such breach, failure, neglect or misconduct (which is capable of cure) within thirty (30) days after written notice, provided that executive shall be entitled to no more than one opportunity to cure with respect to subsections (iii), (iv), (v) and (vi).

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“Good reason” is defined in the employment agreements of Messrs. Neistadt and O’Neil to mean (i) material breach by the employer of any provision of the agreement, or a material breach by the employer of any other agreement between the executive and the employer or any of its affiliates; (ii) a significant diminution in the executive’s level of responsibilities without the executive’s consent; (iii) the permanent relocation or transfer of the executive’s principal work address to a location more than 50 miles beyond the executive’s then current work address without executive’s consent or (iv) the failure by the employer to maintain agreed levels of directors’ and officers’ insurance. Notwithstanding the foregoing, good reason shall not be deemed to exist unless the executive notifies the employer within ninety (90) days after the executive knew or should have known of the occurrence of the event which the executive believes constitutes the basis for good reason, specifying the particular act or failure to act which the executive believes constitutes the basis for good reason and the employer does not cure such act or failure to act within thirty (30) days after receipt of such notice. Notwithstanding anything herein to the contrary, executive must terminate employment within six (6) months after the initial existence of the condition.

“Cause” is defined in the employment agreements of Messrs. Chester, Enjeti, Gage and Fuller to mean (i) the executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude excluding DUI’s with no injury to others; (ii) a determination by the board that the executive committed fraud, misappropriation or embezzlement against any person; (iii) the executive’s material breach of the terms of the agreement or the executive’s material breach of any other agreement with the employer or any of its affiliates; (iv) the executive’s willful or gross neglect of the executive’s duties or willful or gross misconduct in performance of the executive’s lawful duties; (v) the executive’s failure or refusal to carry out the executive’s lawful assigned responsibilities; or (vi) the executive’s breach of fiduciary duty owed to the employer or any of its affiliates; provided, however, that with respect to subsections (iii), (iv) and (v) above, cause will only be deemed to occur after written notice to the executive of such failure, neglect or misconduct giving rise to cause and the failure by the executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that the executive shall be entitled to no more than one opportunity to cure with respect to subsections (iii), (iv) and (v).

“Good reason” is defined in the employment agreements of Messrs. Chester, Enjeti, Gage and Fuller to mean without the executive’s consent (i) a significant diminution in the executive’s level of responsibilities or (ii) the permanent relocation or transfer of the executive’s principal work address to a location more than 50 miles beyond the executive’s then current work address. Notwithstanding the foregoing, good reason shall not be deemed to exist unless the executive notifies the employer within ninety (90) days after the occurrence of the event which the executive believes constitutes the basis for good reason, specifying the particular act or failure to act which the executive believes constitutes the basis for good reason and the employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

The definitions of “cause” and “good reason” in Mr. Voigt’s employment agreement are substantially similar except that “good reason” includes a material breach by the employer of the terms of the employment agreement.

Restrictive Covenants

Confidentiality; ownership of property; non-disparagement

The employment agreements for each of the executives contain covenants against improperly using or disclosing confidential information of the employer, its affiliates or any third-party to which the employer or any affiliate owes a duty of confidentiality. In addition, each employment agreement contains provisions acknowledging the employer’s ownership of the executive’s work product and requiring the executive to assign any copyrightable work to his employer. Each employment agreement also contains provisions prohibiting the executive from making any statements that the executive knows or should know are reasonably likely to impair or adversely affect the reputation, goodwill, business, customer or supplier relationships or public relations of the employer, any of its affiliates or any of their respective shareholders, owners, customers, suppliers, directors, employees or officers. Mr. Voigt’s employment agreement contains a corresponding agreement on the part of JetPay not to disparage him or his affiliates.

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Non-competition

The employment agreements for Messrs. C. N. Antich, E. Antich, Serfass, Neistadt, O’Neil and Voigt provide that during the executive’s employment and for a period of 24 months thereafter, the executive will not engage in any business or activity anywhere in the United States that competes with (i) the business of providing payment processing services and related products and services to business and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered or provided by the employer or any of its affiliates, or with respect to which the employer or any of its affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the employer or any of its affiliates (in Mr. Voigt’s case, provided the executive was materially involved in such analysis), during the 24 month period prior to the executive’s termination of employment. The executives are also prohibited during such period from assisting any other person or entity to compete with the business. The employment agreements include exceptions to the non-compete for small, passive investments in publicly-held companies.

Non-solicitation

The employment agreements for Messrs. C. N. Antich, E. Antich, Serfass, Neistadt, O’Neil and Voigt provide that during the executive’s employment and for a period of 24 months thereafter, the executive will not (i) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the employer or any of its affiliates, (ii) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the employer or any of its affiliates to terminate, reduce or alter any such association or business with or from the employer or such affiliate or (iii) contact, solicit, approach or induce any person who is an employee or consultant of the employer or any of its affiliates or who was an employee or consultant of the Employer or any of its affiliates during the one year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the employer or any of its affiliates for any reason or to otherwise accept employment with or provide services to any other person.

The employment agreements for Messrs. Chester, Enjeti, Gage and Fuller provide that while the executive is employed by JetPay and for 24 months thereafter he will not (i) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the employer or any of its affiliates or otherwise interfere with such business, clients or customers, (ii) induce any current or prospective customers, clients, business partners, suppliers, agents or other persons under contract or otherwise associated or doing business with JetPay or any of its affiliates and with whom the executive had any contact during his employment to terminate, reduce or alter any such association or business with or from JetPay or such affiliate, (iii) contact, solicit, approach or induce any former customers, clients, business partners, suppliers or agents of JetPay or any of its affiliates with whom the executive had any contact during his employment to do business with the executive or any other person, or (iv) contact, solicit, approach or induce any person who is an employee or consultant of JetPay or any of its affiliates or who was an employee or consultant of JetPay or any of its affiliates during the executive’s employment to leave the employment or other service of JetPay or any of its affiliates for any reason or to otherwise accept employment with or provide services to any other person.

Indemnification and D&O Insurance

Messrs. C. N. Antich, E. Antich, Serfass, Neistadt and O’Neil are entitled to indemnification and advancement of expenses under their employment agreements with respect to any actions, suits or proceedings in which the executive is made a defendant as a result of his position with or actions on behalf of his employer, except in connection with his willful misconduct, recklessness or, in the case of Messrs. Neistadt and O’Neil, gross negligence. The executives are required to reimburse their employers for any expenses advanced in any action, suit or proceeding for which the executive is not entitled to indemnification. The executives are also entitled to coverage under a D&O insurance policy to the same extent as any other officer or director of the employer or, in the case of Mr. Serfass, AD Computer. Messrs. Neistadt and O’Neil are entitled to coverage under a D&O insurance policy in an amount not less than $5,000,000, naming each of them as beneficiaries.

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280G Cutback

Each of the employment agreements contains a provision pursuant to which amounts paid to the executive in connection with certain change in control events will be reduced to the extent necessary to avoid the application of the 20% excise tax under Sections 280G and 4999 of the Internal Revenue Code and to ensure that all amounts paid by the employer in connection with any such change in control event are fully deductible by the employer.

THE CHARTER PROPOSAL

General Description of the Proposal

The Charter Proposal involves amendment of the Charter to allow the board to set the size of the board of directors, update the Charter to reflect current customary market provisions and eliminate certain provisions that are applicable to UBPS only prior to completion of a business combination transaction. The amended Charter is attached as Annex D and is incorporated into this proxy statement by reference. You are encouraged to read the amended Charter in its entirety.

UBPS’s Reasons for the Charter Proposal and Recommendation of UBPS’s Board of Directors

UBPS’s board of directors has concluded that the amendments to its certificate of incorporation are in the best interests of UBPS’s stockholders.

UBPS believes that allowing the board of directors to set the size of the board will allow UBPS flexibility to meet changing needs. UBPS believes that updating its charter to reflect current state-of-the-art provisions will assist in attracting high quality individuals to join the board of directors and provide the UBPS stockholders with customary protections. UBPS also believes that the deletion of those provisions of the Charter which are no longer relevant following the completion of a business combination will prevent confusion with respect to the Charter.

Consequences if Charter Proposal is Not Approved

If the Charter Proposal is not approved by the stockholders, the size of the UBPS’s board of directors will remain fixed at six, the Transaction may not be consummated as a result of a violation of a closing condition in the EMS Agreement, the Charter will not be updated to reflect current customary market provisions and provisions of the Charter that are applicable to UBPS only prior to its completion of a business combination will remain in the Charter, but without any continued applicability following completion of the Transaction.

Recommendation

After careful consideration, UBPS’s board of directors determined that the Charter Proposal is fair to and in the best interests of UBPS and its stockholders. On the basis of the foregoing, UBPS’s board of directors has approved and declared advisable the Charter Proposal and recommends that you vote or give instructions to vote “FOR” the approval of the Charter Proposal.

THE STOCKHOLDER ADJOURNMENT PROPOSAL

At the special meeting of UBPS stockholders, as previously described in this proxy statement, UBPS stockholders will be asked to approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Acquisition Proposal and the Charter Proposal.

102

The Stockholder Adjournment Proposal, if adopted, will allow UBPS’s board of directors to adjourn the special meeting of UBPS stockholders to a later date or dates to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal and the Charter Proposal. The Stockholder Adjournment Proposal will only be presented to UBPS stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of UBPS stockholders to approve the Acquisition Proposal and the Charter Proposal.

Consequences if the Stockholder Adjournment Proposal is Not Approved

If the Stockholder Adjournment Proposal is not approved by the UBPS stockholders, UBPS’s board of directors may not be able to adjourn the special meeting of UBPS stockholders to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal and the Charter Proposal. In such event, the Transaction would not be permitted.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of UBPS Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of UBPS stockholders is required for the Stockholder Adjournment Proposal to be approved.

Abstentions will have the same effect as a vote “AGAINST” the Stockholder Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Stockholder Adjournment Proposal.

Board Recommendation

After careful consideration, UBPS’s board of directors determined that the Stockholder Adjournment Proposal is fair to and in the best interests of UBPS and its stockholders. On the basis of the foregoing, UBPS’s board of directors has approved and declared advisable the Stockholder Adjournment Proposal and recommends that you vote or give instructions to vote “FOR” the approval of the Stockholder Adjournment Proposal.

UBPS’S BOARD OF DIRECTORS RECOMMENDS THAT UBPS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCKHOLDER ADJOURNMENT PROPOSAL.

103

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

AND THE SIX MONTHS ENDED JUNE 30, 2012

The following unaudited pro forma condensed combined financial statements of UBPS, EMS, JetPay and the ADC Entities are provided to assist you in your analysis of the financial aspects of the transactions described in the separate Agreement and Plan of Mergers between UBPS and each of the Acquired Companies.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 combined the historical statements of operations of the Acquired Companies for the year ended December 31, 2011 with the adjusted historical statement of operations of UBPS, after adjusting UBPS from a September 30 fiscal year end to a December 31 year end, giving effect to the acquisitions as if they had occurred on January 1, 2011.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012 combined the historical statements of operations of the Acquired Companies for the six months ended June 30, 2012 with the adjusted historical statement of operations of UBPS, after adjusting UBPS from a September 30 fiscal year end to a December 31 year end, giving effect to the acquisitions as if they had occurred on January 1, 2012.

The unaudited pro forma condensed combined balance sheet combines the historical balance sheets of UBPS, EMS, JetPay and the ADC Entities as of June 30, 2012 giving effect to the transactions described in the respective Acquisition Agreements between UBPS and each of the Acquired Companies as if they had occurred on June 30, 2012.

The principal terms of the acquisitions, among others, are:

(1)	EMS

The sellers of EMS will receive $70 million of cash at closing, including $10 million that will be held in escrow to pay any covered claims against EMS with the remaining balance to be released to sellers eighteen months from the closing. The sellers will also be issued 3,333,333 shares of UBPS common stock at closing. Additionally, the sellers will receive an additional $5 million of cash and 1,666,667 shares of UBPS Common Stock if and when the UBPS Public Warrants that were issued in combination with the common stock of UBPS as a unit in the IPO are capable of being redeemed.

(2)	JetPay

The sellers of JetPay will receive $28 million in cash and 2,000,000 shares of common stock of UBPS at closing. In addition, the sellers will receive an additional $5 million of cash when the UBPS Public Warrants issued in combination with the common stock of UBPS as a unit in the IPO are redeemed and 833,333 shares of UBPS Common Stock if and when the share price of UBPS trades in excess of $8.00 per share for 60 consecutive days.

(3)	ADC

The sellers will receive $16 million in cash and 1,000,000 shares of UBPS Common Stock at closing and will receive an additional $2 million in cash at the two year anniversary of the closing.

104

(4)	The acquisition of the Acquired Companies will be accounted for under the acquisition method.

The detailed terms of the acquisition of each company can be found in the respective Agreement and Plan of Merger between UBPS and each of the Acquired Companies, dated July 6, 2012 and as amended on August 9, 2012.

In the event the maximum number of shares that could be redeemed and the transaction approved are redeemed by stockholders (10,494,067 as adjusted for repurchases through June 30, 2012 under the Company’s share repurchase plan), UBPS would have insufficient cash available to consummate the Transaction. Accordingly, this presentation assumes that the Acquisition Agreements have been amended in order to allow for a reduction of the cash consideration payable at closing and an increase in the UBPS common shares to the sellers of each of the Acquired Companies. No assurances can be given that the sellers of each of the Acquired Companies would agree to such amendments. In the event that the sellers of each of the Acquired Companies agreed to the amendments the consideration would be as follows:

(1)	EMS

Sellers would be paid $34,735,822 at closing (including $10 million to be held in escrow). In addition, the sellers would be issued a total of 9,210,696 shares of UBPS Common Stock instead of 3,333,333 shares.

(2)	JetPay

Sellers would be paid $10,310,331 at closing and be issued 4,948,278 shares of UBPS Common Stock instead of 2,000,000 shares.

(3)	ADC

Sellers would be paid $6,553,847 at closing and be issued 2,574,359 shares of UBPS Common Stock instead of 1,000,000 shares.

All contingent or deferred consideration terms would remain unchanged.

Consummation of the transactions are conditioned, among other things, under the “No Redemption” scenario, no holders of common stock issued in the IPO requesting redemption, and under the “Maximum Redemption” scenario, holders of no more than 10,494,067 shares of common stock of UBPS issued in the IPO requesting redemption of their shares and the sellers agreeing to amended terms.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the acquisitions, are factually supportable and, in the case of the unaudited pro forma statements of operations data, are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial information have been identified and presented in “Unaudited Pro Forma Condensed Combined Financial Information” to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the acquisitions.

This information should be read together with UBPS’s, EMS’s, JeyPay’s and the ADC Entities’ financial information and related notes “Selected Unaudited Pro Forma Condensed Combined Financial Information and other financial information” included elsewhere in the proxy statement/prospectus.

Pursuant to the Charter, UBPS is providing all holders of Public Shares with the opportunity to have their Public Shares redeemed in connection with this acquisition proposal pursuant to, and subject to the limitations set forth in the Charter, for cash equal to the applicable redemption price per share determined in accordance with the Charter.

105

The unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 2011 and the six months ended June 30, 2012 have been prepared using two different levels of approval of the transaction by UBPS Public Stockholders as follows:

•	Assuming No Redemption: This presentation assumes that no UBPS Public Stockholders seek redemption of their UBPS Public Shares that are converted into pro rata shares of the trust account; and

•	Assuming Maximum Redemption: This presentation assumes that holders of no more than 10,494,067 shares of UBPS Public Shares issued in the IPO exercise their right to have their shares redeemed and that such shares are converted into their pro rata share of the trust account.

The aggregate purchase price as of June 30, 2012 for the net assets of the Acquired Companies based upon the pro forma assumptions contained herein is as follows:

Cash and shares of UBPS as consideration to selling Stockholders (including guaranteed future consideration	$156,631,073
Less: net assets acquired	17,757,386
138,873,687
Add: deferred tax liability	55,549,475
Total amount to be allocated to assets acquired	$194,423,162

Based upon a preliminary allocation, utilizing currently available information and contingent upon the closing of the acquisitions, $52,695,000 of the excess of the purchase price of the net assets acquired over the carrying value of the acquired net assets as of June 30, 2012 has been allocated to identifiable intangible assets. Deferred income taxes have been provided on the difference between the income tax basis of the net assets acquired and the cost.

Upon the closing of the transaction, UBPS will engage a firm to prepare a final valuation of the assets acquired, both identified and unidentified and the allocation to identifiable intangible assets is subject to change.

The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

106

UNIVERSAL BUSINESS PAYMENTS SOLUTIONS ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2012

	UBPS	EMS		JetPay	The ADC Entities		Pro Forma Acquisition Adjustments	Note #	Combined Assuming No Redemption	Adjustments Assuming Maximum Redemption		Note #	Combined Assuming Maximum Redemption

Assets
Current assets
Cash and cash equivalents	$6,967		$4,139,710	$836,758		$2,191,765	$68,802,558	A	$9,141,185		$(63,776,921)	A	$7,764,264
							53,300,000	C			62,400,000	G
							(3,273,000)	D
							(232,500)	E
							(116,631,073)	F

Restricted Cash				101,972		44,180,072			44,282,044				44,282,044
Accounts receivable, trade			3,421,498	2,857,689		11,175,524			17,454,711				17,454,711
Accounts receivable, related parties				69,760					69,760				69,760
Inventory			365,862			69,761			435,623				435,623
Prepaid expenses and other current assets				76,539		242,566			319,105				319,105

Total current assets	6,967		7,927,070	3,942,718		57,859,688	1,965,985		71,702,428		(1,376,921)		70,325,507

Property, Plant and equipment			1,276,620	465,576		656,179			2,398,375				2,398,375

Other assets
Cash and cash equivalents held in trust	68,802,558						(68,802,558)	A	0				0
Goodwill						14,000	86,178,687	F	141,742,162				141,742,162
							55,549,475	I
Capitalized customer acquisition costs			3,143,486						3,143,486				3,143,486
Net investement in sales-type leases			2,008,623						2,008,623				2,008,623
Deposits				2,280,215					2,280,215				2,280,215
Deferred financing costs							1,700,000	C	1,700,000				1,700,000
Customer realationships and related covenants							45,695,000	F	45,695,000				45,695,000
Software and technology							7,000,000	F	7,000,000				7,000,000
Other assets			2,352,908			34,870			2,387,778				2,387,778

Total other assets	68,802,558		7,505,017	2,280,215		48,870	127,320,604		205,957,264		0		205,957,264

Total assets	$68,809,525		$16,708,707	$6,688,509		$58,564,737	$129,286,589		$280,058,067		$(1,376,921)		$278,681,146

Liabilities and Stockholder's Equity
Current Liabilities
Note payable, current maturities	$232,500	$		$404,487	$		$(232,500)	E	$0	$			$0
							(404,487)	F
Bank loans			2,311,835				(2,311,835)	F	0				0
Accounts payable	257,872		227,383	2,583,384		302,650	(125,000)	D	3,246,289				3,246,289

Payroll taxes payable						54,744,999			54,744,999				54,744,999
Accrued expenses			2,638,947	314,478		706,074			3,659,499				3,659,499
Unsettled merchant accounts			2,003,134						2,003,134				2,003,134
Other current liabilities			314,781	0		254,893			569,674				569,674

Total current liabilities	490,372		7,496,080	3,302,349		56,008,616	(3,073,822)		64,223,595		-		64,223,595

Common stock subject to possible redemption, 10,494,067 shares at June 30, 2012 at redemption value	63,776,921						(63,776,921)	B	-				-
Note payable - long term				7,617,108			(7,617,108)	F	0				0
Term loan payable							55,000,000	C	55,000,000				55,000,000
ISO reserves				113,844					113,844				113,844
Payable to sellers							2,000,000	F	2,000,000				2,000,000
Long-term deferred tax liability							55,549,475	I	55,549,475				55,549,475
Due to stockholders						30,000	(30,000)	F	0				0
Total liabilities	64,267,293		7,496,080	11,033,301		56,038,616	38,051,624		176,886,914		0		176,886,914

Commitments and contingencies

Stockholder's Equity
Common stock, $0.01 par value. Authorized	3,826		32,020	0		7,474	10,494	B	20,653		10,400	G	20,559
100,000,000 shares. Issued and outstanding							6,333	F			(10,494)	A
at June 30, 2012 - 20,652,693 shares assuming							(39,494)	F
no redemption; 20,136,975 shares assuming
maximum redemption.
Additional paid-in capital	5,165,954		673,774	0		37,853	63,766,427	B	106,926,048		62,389,600	G	105,549,221
							37,993,667	F			(63,766,427)	A
							(711,627)	F

Retained Earnings	(627,548)		9,776,764	(4,344,792)		2,425,685	(7,857,657)	F	(3,775,548)				(3,775,548)
							(3,148,000)	D
Treasury stock	0		(1,487,500)	0		(152,250)	1,639,750	F	0				0
Non-controlling interest	0		217,569	0		207,359	(424,928)	F	0				0

Total Stockholder's Equity	4,542,232		9,212,627	(4,344,792)		2,526,121	91,234,965		103,171,153		(1,376,921)		101,794,232

Total Liabilities and Stockholder's Equity	$68,809,525		$16,708,707	$6,688,509		$58,564,737	$129,286,589		$280,058,067		$(1,376,921)		$278,681,146

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information

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UNIVERSAL BUSINESS PAYMENTS SOLUTIONS ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012

	UBPS	EMS	JetPay	The ADC Entities	Pro Forma Acquisition Adjustments	Note #	Combined Assuming No Redemption	Adjustments Assuming Maximum Redemption	Note #	Combined Assuming Maximum Redemption

Revenues:
Processing fees		$21,693,265	$9,154,591	$6,072,809	$		$36,920,665	$		$36,920,665
Equipment & lease sales - Net		886,759	0	0			886,759			886,759

Total revenues	0	22,580,024	9,154,591	6,072,809	0		37,807,424	0		37,807,424

Costs and expenses :
Assessments and processing costs		3,839,577	4,699,717	2,223,189			10,762,483			10,762,483
Cost of equipment sales		490,783	0	0			490,783			490,783
Sales commissions		6,341,416	0	0			6,341,416			6,341,416
General and administrative expenses	419,179	7,622,124	3,531,203	3,104,365	(1,768,061)	2	12,706,505			12,706,505
					(202,305)	7
Amortization of intangible assets					3,159,750	5	3,159,750			3,159,750
Related party expenses	33,901				(33,901)	1	0			0
Transaction related expenses							0			0

Total costs and expenses	453,080	18,293,900	8,230,920	5,327,554	1,155,483		33,460,937	0		33,460,937

Operating income (loss)	(453,080)	4,286,124	923,671	745,255	(1,155,483)		4,346,487	0		4,346,487

Other income and (expenses)
Interest and dividend income	11,595	155,209	51,684	148,908			367,396			367,396
Interest expense	0	(59,449)	(265,906)	(1,500)	(2,449,000)	3	(2,775,855)			(2,775,855)
Other income and (expenses)	0	0	0	1,548			1,548			1,548

Total other income (expenses)	11,595	95,760	(214,222)	148,956	(2,449,000)		(2,406,911)	0		(2,406,911)

Income (loss) before income taxes	(441,485)	4,381,884	709,449	894,211	(3,604,483)		1,939,576	0		1,939,576

Income tax expense (benefit)			54,356		721,474	8	775,830			775,830

Net income (loss)	(441,485)	4,381,884	655,093	894,211	(4,325,957)		1,163,746	0		1,163,746

Less: Net income attributable to the
non-controlling interest		171,038		86,568	(257,606)	9	0			0

Net income (loss) attributable to Controlling interest	(441,485)	4,210,846	655,093	807,643	(4,068,351)		1,163,746	0		1,163,746

Other comprehensive income
Change in fair value of interest rate swap							0			0

Total comprehensive income (loss)	$(441,485)	$4,210,846	$655,093	$807,643	$(4,068,351)		$1,163,746	$0		$1,163,746

Basic and diluted	14,319,693						20,652,693			20,558,959

Income (loss) per share
Basic and diluted	$(0.03)					4	$0.06		4	$0.06

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information

108

UNIVERSAL BUSINESS PAYMENTS SOLUTIONS ACQUISITION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2011

	UBPS	EMS	JetPay	The ADC Entities	Pro Forma Acquisition Adjustments	Note #	Combined Assuming No Redemption	Adjustments Assuming Maximum Redemption	Note #	Combined Assuming Maximum Redemption

Revenue:
Processing fees		$38,044,843	$17,473,475	$12,326,468			$67,844,786			67,844,786
Equipment & lease sales - Net		1,599,482	0	0			1,599,482			1,599,482

Total revenue	0	39,644,325	17,473,475	12,326,468	0		69,444,268	0		69,444,268

Costs and expenses:
Processing costs		6,899,844	9,995,185	4,295,028			21,190,057			21,190,057
Cost of equipment sales		799,050					799,050			799,050
Sales commissions		9,796,063					9,796,063			9,796,063
General and administrative expenses	115,284	15,983,444	4,761,121	8,194,672	(3,524,628)	2	25,529,893			25,529,893
Amortization of intangible assets					6,319,500	5	6,319,500			6,319,500
Related party expenses	78,599				(78,599)	1	0			0
Transaction related expenses							0			0

Total costs and expenses	193,883	33,478,401	14,756,306	12,489,700	2,716,273		63,634,563	0		63,634,563

Operating income (loss)	(193,883)	6,165,924	2,717,169	(163,232)	(2,716,273)		5,809,705	0		5,809,705

Other income and (expenses)							0			0
Interest income	9387	314047	43,404	303,885			670,723			670,723
Interest expense		(141,464)	(389,141)	(3,000)	(4,848,000)	3	(5,381,605)			(5,381,605)
Other income and (expenses)				2,848			2,848			2,848

Income (loss) before income taxes	(184,496)	6,338,507	2,371,432	140,501	(7,564,273)		1,101,671	0		1,101,671

Income tax expense (benefit)			219,497	1,000	220,171	8	440,668			440,668

Net income (loss)	(184,496)	6,338,507	2,151,935	139,501	(7,784,444)		661,003	0		661,003

Less: Net income attributable to the non-controlling interest		156,659		37,357	(194,016)	9	0			0

Net income (loss) attributable to Controlling interest	(184,496)	6,181,848	2,151,935	102,144	(7,590,428)		661,003	0		661,003

Other comprehensive income
Change in fair value of interest rate swap		16,909					16,909			16,909

Total comprehensive income (loss)	(184,496)	$6,198,757	$2,151,935	$102,144	(7,590,428)		677,912	0		$677,912

Weighted average number of shares
Basic and diluted	14,319,693						20,652,693			20,558,959

Income (loss) per share
Basic and diluted	$(0.01)					4	$0.03		4	$0.03

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information

109

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

Note A	Under the terms of the Charter, if no stockholders request redemption of the UBPS Common Stock they hold, all amounts held in the trust fund are available to UBPS to complete a transaction (“Assuming No Redemption”).

Under the terms of the Charter, UBPS can complete a transaction in the event all shares subject to redemption are in fact redeemed by stockholders, subject to a maximum redemption request of less than 87.62% of the Public Shares.

In the event no more than 10,494,067 shares request redemption (“Assuming Maximum Redemption”), the terms of the acquisitions would be modified to issue less cash and more UBPS Common Stock to make up the difference. In the event the maximum number of shares request redemption, UBPS would redeem 10,494,067 shares at a pro rata price of approximately $6.08 per share for a total of $63,776,921, with payment from the cash held in the trust fund. While it is UBPS’s intention to renegotiate the terms of the Acquisition Agreements in this event, there can be no assurance the sellers of the Acquired Companies would be willing to agree to such terms.

This entry records the transfer of funds from the trust account to cash available to UBPS and the adjustment of available cash in the event the maximum number of shares are redeemed for a pro rata share of the trust fund, under the maximum redemption scenario.

Note B	Assuming no redemptions, to reclassify common stock subject to redemption, 10,494,067 shares ($63,776,921) to permanent capital.

Note C	To record draw-down of term loan at June 30, 2012, net of fees and expenses associated with the term loan.

Principal amount of the term loan		$55,000,000
Less fees to be paid on draw down:
Facility fee equal to 2% of total facility (including $5 million
revolving line of credit (amortized over 5 years)		1,200,000
Annual fee		50,000
Total expenses payable to banker (amortized over 5 years)	500,000
Less amounts previously paid	(50,000)

Remainder of expenses to be paid at draw down of line of credit		450,000

Total fees and expenses		1,700,000

Net cash available to UBPS		$53,300,000

Note D	To record estimated costs of completing the merger, including legal, accounting, consultants, proxy solicitation and financial advisory services as show in the following table:

Schedule of Estimated Costs of Closing Transaction

Advisory services	$2,070,000
Legal fees	650,000
Consulting fees	200,000
Accounting and auditing fees	138,000
Other consulting, advisory and miscellaneous fees	215,000
Total estimated closing costs to be paid at closing	3,273,000

Less: amounts accrued but unpaid at June 30, 2012 (primarily accounting and auditing fees)	125,000

Costs to be expensed at closing	$3,148,000

Note E	To record repayment of note payable to affiliated company controlled by the Chairman and Chief Executive Officer

Note F	Represents the pro forma entries to record the acquisition of the Acquired Companies, recording the common stock to be issued and the purchase price of the Acquired Companies in excess of the fair value of acquired assets.

The combination constitutes a purchase transaction under US GAAP, with UBPS purchasing the Acquired Companies. The cash and securities to be issued to the stockholders of the companies to be acquired are shown in the following table.

In addition to the securities to be issued upon completion of the acquisition of the three companies, the sellers of EMS and JetPay will be paid additional cash and common stock if the Public Warrants are able to be redeemed in the case of EMS, or if the stock price trades in excess of $8.00 for 60 consecutive days or the Public Warrants are redeemed in the case of JetPay.

At closing of the proposed transaction, under both the scenario described in this Note (assuming no redemption of shares) and that described in Note G (assuming maximum redemption of shares), certain amounts of the cash and or common stock to be paid to sellers will be held in escrow to be released to sellers in 18 months from closing less any claims against the company to be deducted from the amounts held in escrow.

In accordance with GAAP, the securities issued to the sellers of Acquired Companies have been valued at fair value, the best measure of which is the closing market price of the Public Shares on September 4, 2012, (the closing price on last practicable date the shares were traded prior to the date this proxy statement was filed with the Securities and Exchange Commission), which was $6.00.

Of the deferred consideration due the sellers in the future, $2 million is guaranteed to be paid and has been recorded in the Pro Forma Balance Sheet as of June 30, 2012. The balance of deferred consideration due the sellers in the future, of $10 million in cash and $15 million in common stock (valued at $6.00 per share) is subject to conditions that management believes are not likely to be achieved and have not been recorded in the Pro Forma Balance Sheet at June 30, 2012.

UBPS is not assuming certain obligations of the acquired companies and accordingly these obligations, amounting to $10,363,430 at June 30, 2012 are being eliminated under the acquisition method.

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	Consideration assuming no redemption of shares

	EMS	JetPay	The ADC Entities	Total

Cash consideration at closing before adjustment	$70,000,000	$28,000,000	$16,000,000	$114,000,000

Adjustments to cash consideration at closing:

Working capital adjustment	2,639,712	(859,631)	850,992	2,631,073

Cash consideration to be paid at closing	72,639,712	27,140,369	16,850,992	116,631,073

Common stock consideration to be issued at closing

Shares to be issued	3,333,333	2,000,000	1,000,000	6,333,333

Fair value at August 30, 2012 of shares to be issued	$6.00	$6.00	$6.00	$6.00

Total common stock consideration to be issued	20,000,000	12,000,000	6,000,000	38,000,000

Total consideration to be paid or issued at closing	$92,639,712	$39,140,369	$22,850,992	$154,631,073

Deferred consideration to be paid in the future	-	-	2,000,000	2,000,000

Total consideration due to sellers	$92,639,712	$39,140,369	$24,850,992	$156,631,073

	Calculation of purchase price in excess of net assets acquired

	EMS	JetPay	The ADC Entities	Total
Net cash consideration to be paid at closing	$72,639,712	$27,140,369	$16,850,992	$116,631,073

Common stock consideration to be paid at closing	20,000,000	12,000,000	6,000,000	38,000,000

Guaranteed deferred consideration	0	0	2,000,000	2,000,000

Total consideration to sellers at closing	92,639,712	39,140,369	24,850,992	156,631,073

Net assets acquired:

Total assets, June 30, 2012	16,708,707	6,688,509	58,564,737	81,961,953

Less Net liabilities:

Total liabilities, June 30, 2012	7,496,080	11,033,301	56,038,616	74,567,997

Less: obligations not assumed	(2,311,835)	(8,021,595)	(30,000)	(10,363,430)

Net liabilities, June 30, 2012	5,184,245	3,011,706	56,008,616	64,204,567

Net book value, per books as adjusted, June 30, 2012	11,524,462	3,676,803	2,556,121	17,757,386

Excess of purchase price over net book value of assets acquired before reallocation to identifiable intangibles	$81,115,250	$35,463,566	$22,294,871	$38,873,687

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While a final determination of the value of identifiable intangibles has not been completed, management has made an initial determination that approximately $52,695,000 of the excess of cost over the net book value of the net assets should be allocated to identifiable intangible assets as shown in the table below:

	Estimated Identifiable Intangible Assets

	EMS	JetPay	The ADC Entities	Total

Software and technology	$1,000,000	$2,500,000	$3,500,000	$7,000,000

Customer relationships and related covenants	14,750,000	15,749,000	15,196,000	45,695,000

Total initially estimated identifiable intangible assets	$15,750,000	$18,249,000	$18,696,000	$52,695,000

Management has also made the initial determination that all other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost.

Based on the above estimate of identifiable intangibles, the unidentified excess of purchase price over fair value of assets acquired is as shown below and has been recorded as goodwill:

Total excess of purchase price over fair value of assets acquired	$138,873,687

Less estimated identified intangibles:
Software and technology	7,000,000
Customer relationships and related covenants	45,695,000

Unidentified excess of purchase price over fair value of assets acquired (goodwill)	$86,178,687

Management believes the technology inherent in each of the companies and not recognized on the books of the Acquired Companies has substantial unrecognized value. Their initial determination is based on their estimate of the replacement cost of the scalable technology being acquired.

In addition, management has made an initial determination that the value of customer relationships based on the nature of contracts with customers and expected future revenue streams and related non-compete covenants. Their analysis was based on the estimated future gross profit generated by existing customer and relationships, after applying historical attrition rate of customer and clients and applying a modest estimate of organic growth from remaining customers and discounting the results by 35%, which management believes is a fair representation of the risk structure of the businesses to be acquired.

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The initial values to be attributed to the identified intangibles are subject to formal appraisal and valuation subsequent to the closing of the transaction and are subject to change.

The initial values to be attributed to the identified intangibles noted in the previous paragraphs are shown in the following table:

Entry recorded:
Increase in goodwill	$86,178,687
Increase in software and technology	7,000,000
Increase in customer relationships and related covenants	45,695,000
Increase in common stock - par value	6,333
Increase in additional paid in capital	37,993,667
Increase in payable to sellers for guaranteed consideration	2,000,000
Decrease cash	(116,631,073)
Decrease bank line - EMS	(2,311,835)
Decrease Notes Payable - current and long term - JetPay	(8,021,595)
Decrease in amount due stockholders – The ADC Entities	(30,000)
Elimination of net equity of acquired companies:
EMS	(9,212,627)
JetPay	4,344,792
The ADC Entities	(2,526,121)

Note G	Assuming Maximum Redemption, the terms under which the Acquired Companies would be acquired would need to be changed through amendments to the Acquisition Agreements with each of the Acquired Companies, in order to substitute common shares in place of cash that would have been issued to sellers. There can be no assurance that the sellers of the Acquired Companies will agree to the amended terms as described below or on any amended terms acceptable to UBPS.

Assuming Maximum Redemption, consideration paid to the sellers would be as follows, assuming the sellers of the Acquired Companies would agree to such amendments:

	Consideration To Be Issued
	Assuming maximum redemption of shares

	EMS	JetPay	The ADC Entities	Total

Cash consideration at closing before adjustment	$34,735,822	$10,310,331	$6,553,847	$51,600,000

Adjustments to cash consideration at closing:
Working capital adjustment	2,639,712	(859,631)	850,992	2,631,073

Cash considerations at closing	37,375,534	9,450,700	7,404,839	54,231,073

Common stock consideration to be paid at closing:
Shares to be issued	9,210,696	4,948,278	2,574,359	16,733,333
Fair value at August 30, 2012 of shares to be issued	$6.00	$6.00	$6.00	$6.00

Total common stock consideration to be issued	55,264,177	29,689,669	15,446,154	100,400,000

Total consideration to be paid or issued at closing	92,639,711	39,140,369	22,850,993	154,631,073

Contingent consideration guaranteed to be paid
in the future	-	-	2,000,000	2,000,000

Total consideration to be paid to sellers	$92,639,711	$39,140,369	$24,850,993	$156,631,073

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Since the total consideration to be paid or payable to the sellers is the same Assuming Maximum Redemption as Assuming No Redemption, the unallocated excess of cost over net book value of assets acquired (Goodwill) would be the same under this scenario as that shown in Note F, above.

The entry to adjust the Assuming No Redemption scenario to the Assuming Maximum Redemption scenario is as follows:

	Dr	Cr

Increase in cash for reduction in cash consideration	62,400,000
Increase in par value for increased shares issued		10,400
Increase in additional paid in capital for additional shares to be issued		62,389,602

Note H	The capital accounts of UBPS post transaction reflect the issuance of shares to the sellers of the Acquired Companies valued at fair market value ($6.00 on September 4, 2012, the last practicable trade date before this filing) resulting in capital at closing and included Sheet at June 30, 2012 in the Unaudited Pro Forma Condensed Combined Balance as shown below:

	June 30, 2012

	Before	Assuming No	Assuming
	Consummation	Redemption	Maximum
	of Transaction	of Shares	Redemption

UBPS capital, before transaction	$4,542,232	$4,542,232	$4,542,232
Common Stock subject to redemption		63,776,921	63,776,921
Fair market value of shares issued to sellers at closing:
EMS		20,000,000	55,264,177
JetPay		12,000,000	29,689,669
The ADC Entities		6,000,000	15,446,154
Estimated expenses associated with the transactions		(3,148,000)	(3,148,000)
Less: maximum shares redeemed			(63,776,921)

UBPS capital, post transaction	$4,542,232	$103,171,153	$101,794,232

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Note I	Because there is no step up in tax basis due to the nature of the transactions, there is a permanent difference between amortization recorded for GAAP and tax. This permanent tax difference will be reduced for annual amortization of the amortizable intangibles recorded in the transaction and will be reduced only for impairment of Goodwill or sale of the assets.

This entry recording the long term deferred tax liability reflects the permanent long term deferred tax liability.

Total identified and unidentified intangibles	$138,873,687
Estimated marginal tax rate	40%

Long-term deferred tax liability	$55,549,475

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Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

Note 1	To eliminate the fee (year ended December 31, 2011 - $78,599; six months ended June 30, 2012 - $33,901) that Services charges UBPS for general and administrative services per an agreement. This agreement will be terminated upon consummation of the Transaction.

Note 2	Based on contractual agreements with the sellers and with the officers who will continue to operate the business, salaries and related will be reduced as shown in the following table and are reflected in the pro forma income statements:

	Twelve months	Six months
	ended	ended
	December 31,	June 30,
	2011	2012

Salary, bonus and related tax saving - ADC	$2,762,764	$1,381,382
Salary, bonus and related tax saving - EMS	761,864	386,679

Net pro forma reduction in salaries and related expenses	$3,524,628	$1,768,061

The savings in ADC for the year ended December 31, 2011 reflects an agreed upon reduction in compensation for the owners and certain executives who will remain with the company from a total of $3,530,238 (including bonuses) to a total of $767,474, reflecting the new employment agreements had they been in effect for the year ended December 31, 2011. For the six months ended June 30, 2012, compensation to these same individuals would have been reduced from $1,765,119 to $383,737. The reduction of salaries and related costs at EMS reflects the elimination of the salaries and related expenses for the sellers who will depart the company upon the closing of the transaction.

Note 3	UBPS has arranged a $55,000,000 term loan facility and a $5,000,000 revolving loan facility with an unidentified third party. These facilities require UBPS to pay: (i) the lender’s expenses estimated at $500,000; (ii) an annual maintenance fee of $50,000 payable in advance; (iii) a 2% facility fee on the total loan facilities; (iv) annual interest equal to LIBOR plus 7% for the first year; and (v) an undrawn facility fee on the undrawn portion of the revolving facility equal to a 0.5% annual rate. Pro forma interest and fees in the amount of $4,848,000 were projected for the year ended December 31, 2011 and $2,449,000 for the six months ended June 30, 2012. Of the issuance fees of $500,000 in estimated expenses, $50,000 had previously been paid and expensed. This entry records on a pro forma basis the interest and fees for the year ended December 31, 2011 and the six months ended June 30, 2012.

Note 4	Earnings per share has been based on the weighted shares that would have been outstanding assuming the business combination was effected on January 1, 2011 and January 1, 2012. In addition, it was assumed that the initial public offering of 12,000,000 Public shares occurred prior to January 1, 2011. Public Shares repurchased during calendar year 2011 and 2012 were weighted based on the trade date.

In addition to the shares issued, contingent shares in the amount of 2,499,999 shares of UBPS Common Stock are contingently due to the sellers in the combination, based on certain events occurring. Since those events are in the future and are not estimable at the present time, the shares contingently issuable have not been included in either basic or diluted earnings per share. Had these contingently issuable shares been deemed to be issued at January 1, 2011 and January 1, 2012 as part of the combination, the pro forma diluted earnings per share assuming no share redemptions would have been $0.03 and $0.05 per share for the year ended December 31, 2011 and the six months ended June 30, 2012 respectively and $0.03 and $0.05 for the year ended December 31, 2011 and the six months ended June 30, 2012 respectively assuming maximum redemption of shares.

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UBPS's historical statement of operations includes a presentation of earnings per share for common stock excluding common stock subject to possible redemption. Since any redemptions will be a one-time event occurring at closing, pro forma basic and diluted earnings per share is presented including common shares subject to redemption, assuming no redemptions and redemptions of up to 10,494,067 shares of UBPS Common Stock.

Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares as follows:

	Year Ended December 31, 2011

	Before
	Consummation	Assuming	Assuming
	of	No Redemption	Maximum
	Transaction	of Shares	Redemption

UBPS pro forma weighted average shares	14,319,693	14,319,693	14,319,693
Weighted average of shares issued in transactions		6,333,000	16,733333
Weighted average of shares redeemed			(10,494,067)

UBPS pro forma weighted average shares – basic and diluted	14,319,693	20,652,693	20,558,959

	Six Months Ended June 30, 2012

	Before	Assuming	Assuming
	Consummation	No Redemption	Maximum
	of Transaction	of Shares	Redemption

UBPS pro forma weighted average shares	14,319,693	14,319,693	14,319,693
Weighted average of shares issued in transactions		6,333,000	16,733,333
Weighted average of shares redeemed			(10,494,067)

UBPS pro forma weighted average shares – basic and diluted	14,319,693	20,652,693	20,558,959

Fully diluted earnings per share is not presented because the effect would be anti-dilutive under the treasury method. The $6.90 per share exercise price for the 18,960,000 warrants and the underwriters purchase option to purchase 600,000 units, consisting of one share of UBPS Common Stock and one warrant to purchase a share of UBPS Common Stock at a price of $6.60 is more than the fair market value of the UBPS Common Stock of $6.00.

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Note 5	The estimated life and the annual amortization of the intangibles in Note 20 are shown below:

	Estimated Life (Years)	Amortization for the Year ended December 31,2011	Amortization for the Six Months ended June 30,2012

Software and technology	4	$1,750,000	$875,000

Customer and supplier relationships	10	4,569,500	2,284,750

		$6,319,500	$3,159,750

Note 6	At the inception of UBPS, UBPS elected to have a fiscal year ending on September 30. As of the closing of these proposed transactions, UBPS will adopt a fiscal year ending on December 31. The statements of operations of UBPS included herein have been adjusted to reflect a fiscal year ending on December 31.

Note 7	Reflects the elimination of expenses related to the transaction that were previously recorded as general and administrative expenses in the accounts of UBPS as shown below:

Accrued accounting and auditing fees	$125,000
Expense deposit to banker	50,030
Consulting expenses	16,463
Travel expenses	10,812

Transaction expenses in general and administrative expenses eliminated	$202,305

Note 8	Adjusts Federal tax expense (benefit) for consolidated tax purposes to a tax rate of 40%.

Note 9	Prior to the transactions, the non controlling interests will be acquired by the controlling stockholders.

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COMPARATIVE PER SHARE DATA

The following table sets forth selected historical per share data for UBPS, EMS, JetPay and the ADC Entities and unaudited pro forma combined per share ownership information after giving effect to the proposed business combination, assuming (i) that no UBPS Public Stockholders exercise their redemption rights, and (ii) that UBPS Common Stock in the aggregate amount of $60.3 million is redeemed. UBPS is providing this information to assist you in your analysis of the financial aspects of the proposed business combination. The historical information should be read in conjunction with “Selected Historical Financial Information of UBPS”, “Selected Historical Financial Information of EMS”, “Selected Historical Financial Information of JetPay”, “Selected Historical Financial Information of ADC” and “Unaudited Pro Forma Condensed Information” and related notes thereto included elsewhere in this proxy statement/prospectus. The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited condensed combined pro forma financial data and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined information does not purport to represent what the actual results of operations of UBPS, EMS, JetPay and the ADC Entities would have been had the Transaction been completed or to project UBPS’s results of operations that may have been achieved after the proposed business combination. The unaudited pro forma book value per share information below does not purport to represent what the value of UBPS, EMS, JetPay and the ADC Entities would have been had the Transaction been completed nor the book value per share for any future date or period.

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Note 1 -	UBPS originally reported based on a September 30 year end. The UBPS financial results have been restated based on a December 31 year end as proposed in this proxy statement.

Note 2 -	Excludes shares subject to redemption.

Note 3 -	The company accounts for taxes as an S Corp under the IRS code. Accordingly net income is apportioned to stockholders and no state or Federal income taxes are recognized in the financial statements of the company.

Note 4 -	Excludes amounts allocated to the non-controlling interest.

Note 5 -	Not applicable as a pro forma balance sheet for the year ended December 31, 2011 has not been provided.

Note 6 -	JetPay is a limited liability company. Accordingly all income is allocated to members. There are no shares of common stock outstanding.

The historical financial information of UBPS, EMS, JetPay and ADC are derived from the unaudited financial information of UBPS, EMS, JetPay and ADC for the six months ended June 30, 2012. The historical information for UBPS for the year ended December 31, 2011 is derived from the unaudited financial information of UBPS for the year then ended. The financial information for EMS, JetPay and ADC for the year ended December 31, 2011 is derived from the audited financial statements of EMS, JetPay and ADC included elsewhere in this proxy statement/prospectus.

This information should be read together with UBPS’s, EMS’s, JeyPay’s and ADC’s financial information and related notes “Selected Unaudited Pro Forma Condensed Combined Financial Information and other financial information included elsewhere in the proxy statement/prospectus.

Pursuant to the Charter, in connection with the Acquisition Proposal, UBPS is providing all Public Shareholders with the opportunity to have their Public Shares redeemed in connection with the Acquisition Proposal pursuant to, and subject to the limitations set forth in the Charter, for cash equal to the applicable redemption price per share determined in accordance with the Charter (a “Redemption”).

The unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 2011 and the six months ended June 30, 2012 have thus been prepared using two different levels of approval of the transaction by UBPS stockholders as follows:

Assuming No Redemption: This presentation assumed that no UBPS stockholders seek redemption of their UBPS common shares into pro rata shares of the trust account; and

Assuming Maximum Redemption: This presentation assumes that holders of no more than 9,916,051 shares of UBPS common shares issued in the IPO exercise their right to have their shares redeemed and that such shares were converted into their pro rata share of the trust account.

The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

SELECTED HISTORICAL FINANCIAL INFORMATION OF UBPS

(In $000’s)

UBPS is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. The following selected financial information of UBPS as of and for the periods ended June 30, 2012 and 2011, has been derived from UBPS’s unaudited financial statements for 2012 and 2011, which are included in this proxy statement. The consolidated financial information of UBPS as of and for the fiscal year ended September 30, 2011, has been derived from UBPS’s audited financial statements for that year, which are included in this proxy statement.

The information set forth below is only a summary and is not necessarily indicative of the results of future operations of UBPS or the combined company, and you should read the following information together with UBPS’s audited consolidated financial statements, the notes related thereto and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement.

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	As of and for				As of and
	the Nine Months Ended	November 12, 2010 (Inception) through	As of and for the Nine Months Ended		for the Year Ended
	June 30,	June 30,	June 30,	June 30,	September 30,
	2012	2011	2012	2011	2011
Income Statement Data:
Total Revenues	$14	$-	$12	$-	$7
Total Expenses	$(551)	$(40)	$(453)	$(15)	$(97)
Net Income	$(537)	$(40)	$(441)	$(15)	$(90)
Average Weighted Shares	$3,825,671	$3,175,637	$3,825,679	$3,445,848	$3,363,742
Gain (Loss) Per Share	$(0.14)	$(0.01)	$(0.12)	$(0.01)	$(0.03)

Selected Balance Sheet Data:
Current Assets	$7	$126	$7	$126	$69
Other Assets	$68,802	$72,720	$68,802	$72,720	$68,931
Total Assets	$68,809	$72,846	$68,809	$72,846	$69,000
Current Liabilities	$490	$14	$490	$14	$14
Long-Term Liabilities	$63,777	$67,702	$63,777	$67,702	$63,906
Capital	$4,542	$5,130	$4,542	$5,130	$5,080
	$68,809	$72,846	$68,809	$72,846	$69,000

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF UBPS

Overview

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with UBPS’s financial statements and the related notes thereto. UBPS has a current fiscal year end of September 30. Upon consummation of the Transaction, UBPS will adopt a fiscal year end of December 31.

UBPS was formed on November 12, 2010, to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. UBPS intends to utilize cash derived from the proceeds of its IPO, its capital stock, debt or a combination of cash, capital stock and debt, in effecting this Acquisition and other future business combinations.

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To date, UBPS has neither engaged in any operations nor generated any revenues, except interest income. UBPS's entire activity since inception has been to search for targets for a business combination.

Results of Operations

For the nine months ended June 30, 2012, UBPS had a net loss of ($537), consisting of interest income of $14 less operating expenses of ($551). For the six months ended June 30, 2012 and June 30, 2011, UBPS has net losses of ($441) and ($15) respectively, consisting of interest income of $12 and $0 and expenses of ($453) and ($15) respectively.

For the period from November 12, 2010 (inception) to June 30, 2011, and for the Fiscal Year Ended September 30, 2011, UBPS had net losses of ($40) and ($90) respectively, consisting of interest income of $0 and $7 less operating expenses of ($15) and ($97) respectively.

Financial Condition and Liquidity

On May 13, 2011 UBPS consummated its IPO of 12,000,000 units at a price of $6.00 per unit. Simultaneously with the Offering, certain of the initial stockholders in UBPS and the underwriters of the Offering purchased 6,960,000 warrants at $0.50 per warrant (for an aggregate purchase price of $3,480,000) from the Company. UBPS raised aggregate gross proceeds of $75,480,000 from the Offering and the warrant offering, of which $72,720,000 is being held in a trust account for our benefit. UBPS intend to use this cash, our capital stock, incurred debt, or a combination of cash, capital stock, and debt, in effecting our initial business combination.

UBPS has not conducted any operations nor generated any revenues to date. Our entire activity since inception up to the closing of the Offering was in preparation for that event. After the IPO, our activity will be limited to the evaluation of business combination candidates, and UBPS will not be generating any operating revenues until the closing and completion of our initial business combination. UBPS expect to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on risk-free investments (treasury securities). UBPS expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses. UBPS expects its expenses to increase substantially after this period.

UBPS incurred a net loss of ($627,548) for the period from November 12, 2010 (inception) through June 30, 2012. Until UBPS enters into a business combination, UBPS will not generate revenues.

As of June 30, 2012, UBPS had approximately $6,967 in its operating bank account. On May 13, 2011, after the consummation of the IPO, approximately $600,000 was placed into its operating bank account to be available for use by management to cover operating costs and the costs associated with identifying a target business and negotiating a business combination. Of this amount, approximately $340,000 was used to pay accrued offering costs and $125,000 was used to repay notes held by certain of UBPS’s initial stockholders.

UBPS used the approximately $69,000 of remaining net proceeds not held in the trust account plus the interest earned on the funds held in the trust account that were released to us to fund our working capital requirements. As of June 30, 2012, U.S Treasury Bills with maturities less than six month were approximately yielding under .01%. UBPS believes such rates are representative of those UBPS may receive on the balance of the trust account. From December 6, 2010 through August 20, 2012, UBPS issued a series of principal amount unsecured promissory notes to UBPS Services, LLC, an entity controlled by Mr. Shah totaling $372,500. These notes are non-interest bearing and are payable on the earlier of their anniversary or the consummation of an initial business combination.

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Over the next 4 months, UBPS will be using these funds for completing the proposed business combination, including performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, structuring, negotiating and consummating a business combination. UBPS’s actual costs may be higher or lower than these estimates. UBPS anticipates that in order to fund our working capital requirements, UBPS will need to use all of the remaining funds not held in trust, the interest earned on the funds held in the trust account, as well as entering into contingent fee arrangements with its vendors. UBPS may need to raise additional capital through loans or additional investments from its initial stockholders, officers, directors, or third parties. None of the initial stockholders, officers or directors is under any obligation to advance funds to, or invest in, UBPS. Accordingly, UBPS may not be able to obtain additional financing. If UBPS is unable to raise additional capital, UBPS may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of our business plan, and controlling overhead expenses. UBPS cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. These conditions raise substantial doubt about our ability to continue as a going concern.

The net proceeds from the IPO, after deducting offering expenses of approximately $473,000 and underwriting discounts of $2,160,000, were approximately $69,366,994. Of this amount, $69,240,000, plus the $3,480,000 UBPS received from the warrant offering, is being held in the trust account. The remaining net proceeds not in trust are being used for working capital purposes. UBPS intends to use the net proceeds of the warrant offering and the IPO, representing UBPS’s funds held in the trust account, to acquire three target businesses and to pay our expenses relating thereto, including $2,070,000 payable to EarlyBird upon consummation of an initial business combination for acting as our non-exclusive investment banker for structuring and negotiating such business combination. To the extent that UBPS’s capital stock is used in whole or in part as consideration to effect a business combination, the remaining proceeds held in the trust account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target’s business operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees, which may be incurred prior to the completion of a business combination if the funds available UBPS us outside of the trust account were insufficient to cover such expenses.

Competition

In identifying, evaluating and selecting a target business, UBPS may encounter intense competition from other entities having a business objective similar to its own. UBPS may be subject to competition from several entities having a business objective similar to ours, including venture capital firms, leverage buyout firms and operating businesses looking to expand their operations through the acquisition of a target business. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than UBPS and its financial resources will be relatively limited when contrasted with those of many of these competitors. This inherent competitive limitation gives others an advantage in pursuing the acquisition of a target business. Further, the following may not be viewed favorably by certain target businesses:

• UBPS's obligation to seek stockholder approval of a business combination may delay the completion of a transaction; and

• UBPS's obligation to convert into cash shares of common stock held by its public stockholders exercise their conversion rights may reduce the resources available to UBPS for a business combination.

Any of these factors may place UBPS at a competitive disadvantage in successfully negotiating a business combination. UBPS's management believes, however, that its status as a public entity and its existing access to the U.S. public equity markets may give UBPS a competitive advantage over privately-held entities having a similar business objective as it in acquiring a target business with significant growth potential on favorable terms.

If UBPS succeeds in effecting the Transaction and / or a different business combination, there will be, in all likelihood, intense competition from competitors of the business that is acquired by UBPS. UBPS cannot assure you that, subsequent to the Transaction and / or a different business combination, it will have the resources or ability to compete effectively.

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Off-Balance Sheet Arrangements

 UBPS does not have any off-balance sheet arrangements as of June 30, 2012.

UBPS’S BUSINESS

Overview

UBPS, a company in the development stage, is a blank check corporation organized under the laws of Delaware on November 12, 2010. UBPS was formed with the purpose of acquiring, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or similar business combination, one or more operating businesses. While UBPS expects to focus on the financial services industry, the search for a target business is not limited to any geographic location or industry. Pursuant to the Charter, UBPS has until February 9, 2013 to consummate a business combination or UBPS will (1) cease all operations except for the purposes of winding up, (ii) redeem 100% of the Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account including interest, less taxes, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after the redemption shall be distributed to the former Public Stockholders, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the net assets of UBPS to the remaining stockholders.

Offering Proceeds Held in Trust

A registration statement relating to the IPO was declared effective by the SEC on May 9, 2011. On May 13, 2011, UBPS sold 12,000,000 units in the IPO at a price of $6.00 per unit.  Each such unit consists of one share of UBPS Common Stock and one UBPS Warrant.  Each such warrant entitles the holder to purchase one share of UBPS Common Stock at a price of $6.90. The warrants will become exercisable on the later of (1) May 9, 2012 and (2) the consummation of a business combination and will expire on the earlier of (1) five years from the date on which a business combination is completed, (2) the liquidation of the trust account if UBPS has not completed a business combination within the required time periods or (3) earlier upon redemption.  UBPS may redeem the warrants at a price of $0.01 per warrant upon 30 days prior notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $9.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

Concurrently with the closing of the IPO, the Initial Stockholders purchased 6,240,000 warrants at a price of $0.50 per warrant, for an aggregate purchase price of $3,120,000, in a private placement.  In addition, EarlyBird, representative of the several underwriters of the IPO, or its designees purchased 720,000 warrants on the same terms for an aggregate purchase price of $360,000. All of the proceeds received from the purchase of these warrants were placed in the trust account described below. The Insider Warrants are identical to the Public Warrants, except that such warrants are non-redeemable and may be exercised on a cashless basis so long as such warrants are held by the individuals who acquire them or their affiliates. UBPS also agreed to sell to EarlyBird for $100, as additional compensation, an option to purchase up to a total of 600,000 units at a price of $6.60 per unit. The units issuable upon exercise of the unit purchase option are identical to those offered by UBPS in the IPO.

On May 13, 2011, UBPS received net proceeds of approximately $69,366,994 from the IPO and $3,480,000 from the private placement of Insider Warrants.  An amount of $72,720,000 (including the $3,480,000 of proceeds from the sale of the Insider Warrants) is being held in a trust account for the benefit of UBPS and invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of UBPS’s first business combination, (ii) UBPS’s failure to consummate a business combination within the prescribed time and (iii) such time as the UBPS’s common stock trades at or below $5.75 per share, subject to certain criteria discussed below.  In the event that the UPBSAC Common Stock trades at or below $5.75 per share, there will be released to UBPS from the trust account amounts necessary for UBPS to purchase up to an average of $1,900,000 worth of shares each month, up to an aggregate amount of 50% of the shares sold in the IPO (or 6,000,000 shares).

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Transaction Activities

On July 6, 2012, UBPS entered into the Acquisition Agreements. See “The Acquisition Agreements” for more information.

If the Transaction is consummated, UBPS intends to use the funds held in the trust account (i) to pay UBPS’s aggregate costs, fees and expenses in connection with the consummation of an initial business combination and other working capital expenses, (ii) to pay tax obligations (iii) to pay UBPS stockholders who properly exercise their redemption rights, and (iv) to pay for any repurchases by UBPS of Public Shares prior to the Transaction. Pursuant to the terms of the Acquisition Agreements, UBPS shall not consummate the Transaction if holders of 93.1% (87.6% as adjusted for repurchases) or more of the UBPS Common Stock issued in the IPO exercise their redemption rights with respect to such shares. The UBPS Public Stockholders will be entitled to receive funds from the trust account only in the event of UBPS’s liquidation or if they properly exercise their redemption rights and the Transaction is completed. In no other circumstances will a UBPS stockholder have any right or interest of any kind to or in the trust account.

Selection of a Target Business and Structuring of UBPS’s Initial Business Combination

UBPS’s management has virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses. UBPS has not established any other specific attributes or criteria (financial or otherwise) for prospective target businesses. However, UBPS’s initial business combination must be with a target business whose collective fair value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such business combination.

Stockholder Approval of the Transaction

Pursuant to the Charter, UBPS has elected to seek stockholder approval of the Transaction rather than conduct redemptions without a stockholder vote pursuant to the tender offer rules of the SEC. Since UBPS is seeking stockholder approval of the Transaction, it has agreed to distribute this proxy statement and, in connection herewith, provide the UBPS Public Stockholders with redemption rights upon consummation of the Transaction. UBPS Public Stockholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement relating to the stockholder vote on the Transaction. Accordingly, stockholders who do not elect to have their shares redeemed and remain UBPS stockholders after the Transaction will bear the economic burden of the franchise and income taxes payable because such amounts will be payable by UBPS. Unlike many other blank check companies, the UBPS Public Stockholders are not required to vote against the Transaction in order to exercise their redemption rights. If the Transaction is not completed, then UBPS Public Stockholders electing to exercise their redemption rights will not be entitled to receive such payments. If UBPS elects to consummate some combination of the transactions contemplated by the JetPay Agreement, the EMS Agreement and the ADC Agreement but not the Transaction in its entirety, UBPS Public Stockholders who elected to exercise their redemption rights in connection with the vote to approve the Acquisition Proposal would be entitled to exercise their redemption rights; provided, that such combination constituted a Minimum Acquisition. The Initial Stockholders have agreed to vote their Insider Shares in accordance with the majority of the votes cast by the UBPS Public Stockholders. In addition, the Initial Stockholders have agreed to waive their redemption rights with respect to their Insider Shares and Public Shares in connection with the consummation of the Transaction.

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UBPS will consummate an initial business combination only if (1) a majority of the Public Shares are voted in favor of the initial business combination (which includes votes relating to shares included in units purchased in the IPO or purchased following the IPO in the open market by any of the Initial Stockholders) and (2) less than 93.1% (87.6% as adjusted for repurchases) of the 12,000,000 shares of UBPS Common Stock sold in the IPO are redeemed in connection with such business combination. As of May 18, 2012, the date on which UBPS terminated its share repurchase plan, a total of 680,307 shares had been repurchased at a cost of $3,925,393.  In addition, UBPS may enter into privately negotiated transactions to purchase Public Shares from stockholders after consummation of the Transaction with proceeds from the trust account. UBPS’s directors, officers, advisors or their affiliates may also purchase shares in privately negotiated transactions. Neither UBPS nor its directors, officers, advisors or their affiliates will make any such purchases when in possession of any material non-public information not disclosed to the seller. In the event UBPS is the buyer in the privately negotiated purchases, it could elect to use trust account proceeds to pay the purchase price in such transaction after the closing of the Transaction. Although UBPS does not currently anticipate paying any premium purchase price for such Public Shares, in the event it does, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. In addition, the payment of a premium may not be in the best interest of the remaining stockholders, who will experience a reduction in book value per share compared to the value received by stockholders that have their shares purchased at a premium. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of UBPS shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that UBPS or UBPS’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from UBPS Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Transaction. This may result in the consummation of a business combination that may not otherwise have been possible.

As a consequence of such purchases:

•	the funds in the trust account that are so used will not be available to UBPS after the Transaction;

•	the public “float” of UBPS Common Stock may be reduced and the number of beneficial holders of its securities may be reduced, which may make it difficult to maintain the listing or trading of UBPS’s securities on a national securities exchange; and

•	the payment of any premium would result in a reduction in book value per share for the remaining stockholders compared to the value received by stockholders that have their shares purchased by UBPS at a premium.

UBPS’s officers, directors and / or their affiliates anticipate that they will identify the stockholders with whom such officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting UBPS directly or by UBPS’s receipt of redemption requests submitted by stockholders following its mailing of this proxy statement in connection with the Transaction. To the extent that UBPS’s officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against the Transaction. Pursuant to the terms of such arrangements, any shares so purchased by UBPS’s officers, advisors, directors and / or their affiliates would then revoke their election to redeem such shares. The terms of such purchases would operate to facilitate UBPS’s ability to consummate the Transaction by potentially reducing the number of shares redeemed for cash or voted against the proposed business combination.

Limitation on Redemption Rights Upon Consummation of the Transaction

Since UBPS is holding a stockholder vote to approve the Transaction and is not conducting redemptions pursuant to the tender offer rules in connection with the Transaction, Charter provides that a UBPS Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 10% of the shares sold in the IPO. UBPS believes this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights as a means to force UBPS or its management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a UBPS Public Stockholder holding more than an aggregate of 10% of the shares sold in the IPO could threaten to exercise its redemption rights if such holder’s shares are not purchased by UBPS or its management at a premium to the then-current market price or on other undesirable terms. By limiting its stockholders’ ability to redeem no more than 10% of the shares sold in the IPO, UBPS believes it will limit the ability of a small group of stockholders to unreasonably attempt to block its ability to consummate a business combination. However, UBPS would not be restricting its stockholders’ ability to vote all of their shares for or against a business combination.

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Permitted Purchases of UBPS’s Securities

In addition, UBPS may enter into privately negotiated transactions to purchase Public Shares from stockholders after consummation of the Transaction with proceeds from the trust account. UBPS’s directors, officers, advisors or their affiliates may also purchase shares in privately negotiated transactions. Neither UBPS nor its directors, officers, advisors or their affiliates will make any such purchases when in possession of any material non-public information not disclosed to the seller. In the event UBPS is the buyer in the privately negotiated purchases, it could elect to use trust account proceeds to pay the purchase price in such transaction after the closing of the Transaction. Although UBPS does not currently anticipate paying any premium purchase price for such Public Shares, in the event it does, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. In addition, the payment of a premium may not be in the best interest of the remaining stockholders, who will experience a reduction in book value per share compared to the value received by stockholders that have their shares purchased at a premium. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of UBPS shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that UBPS, the Sponsor or UBPS’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from UBPS Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

Tendering Stock Certificates in Connection with Redemption Rights

UBPS is requiring UBPS Public Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to UBPS’s transfer agent, or to deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option up to two business days prior to the date of the applicable meeting. Accordingly, a UBPS Public Stockholder has up to two days prior to the date of the applicable meeting to tender its shares if it wishes to seek to exercise its redemption rights. Given the relatively short exercise period, it is advisable for stockholders to use electronic delivery of their Public Shares.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $[35.00] and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not UBPS requires holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

The foregoing is different from the procedures used by many blank check companies. Traditionally, in order to perfect redemption rights in connection with a blank check company’s business combination, the company would distribute proxy materials for the stockholders’ vote on an initial business combination, and a holder could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his redemption rights. After the business combination was approved, the company would contact such stockholder to arrange for him to deliver his certificate to verify ownership. As a result, the stockholder then had an “option window” after the consummation of the business combination during which he could monitor the price of the company’s stock in the market. If the price rose above the redemption price, he could sell his shares in the open market before actually delivering his shares to the company for cancellation. As a result, the redemption rights, to which stockholders were aware they needed to commit before the stockholder meeting, would become a “redemption” right surviving past the consummation of the business combination until the redeeming holder delivered its certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a redeeming holder’s election to redeem is irrevocable once the business combination is approved.

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Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the applicable stockholder meeting set forth in this proxy statement. Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of Public Shares electing to redeem their shares will be distributed promptly after the completion of the Transaction.

If the Transaction is not approved or completed for any reason, then UBPS Public Stockholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account. In such case, UBPS will promptly return any certificates delivered by public holders who elected to redeem their shares.

Redemption of UBPS Common Stock and Liquidation if No Initial Business Combination

The Sponsor and UBPS’s officers and directors have agreed that UBPS will only have until February 9, 2013 to consummate its initial business combination. If UBPS is unable to consummate a business combination on or before February 9, 2013, UBPS will:

•	cease all operations except for the purpose of winding up;

•

as promptly as reasonably possible, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding Public Shares, together with the contingent right to receive, following UBPS’s dissolution, a pro rata share of the balance of UBPS’s net assets that would otherwise be payable to holders of UBPS Common Stock under Delaware law, if any; and

•	as promptly as reasonably possible following such redemption, subject to the approval of UBPS’s remaining stockholders and its board of directors, dissolve and liquidate;

subject in each case to UBPS’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to the terms of the Charter, UBPS’s powers following the expiration of the permitted time period for consummating a business combination will automatically thereafter be limited to acts and activities relating to dissolving and winding up UBPS’s affairs.

The Initial Stockholders have agreed to waive their redemption rights with respect to their Insider Shares if UBPS fails to consummate a business combination on or before February 9, 2013. However, if any of Initial Stockholders acquired UBPS Common Stock in the IPO or at any time after the IPO, they will be entitled to redemption rights with respect to such shares if UBPS fails to consummate a business combination within the required time period. There will be no liquidating distributions with respect to the UBPS warrants, which will expire worthless in the event UBPS does not consummate a business combination on or before February 9, 2013. UBPS expects that all costs and expenses associated with implementing any plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $[ ] of proceeds held outside the trust account and from the amounts that may be released to UBPS to fund its working capital requirements, although UBPS cannot assure you that there will be sufficient funds for such purpose.

If UBPS were to expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by stockholders upon its dissolution would be approximately $6.08. The proceeds deposited in the trust account could, however, become subject to the claims of UBPS’s creditors, which would have higher priority than the claims of its public stockholders. UBPS cannot assure you that the actual per-share redemption amount received by stockholders will not be less than approximately $[ ], plus interest. Under Section 281(b) of the DGCL, UBPS’s plan of dissolution must provide for all claims against it to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before UBPS makes any distribution of its remaining assets to its stockholders. While UBPS intends to pay such amounts, if any, it cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.

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Although UBPS seeks to have all vendors, service providers (other than its independent accountants), prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of the UBPS Public Stockholders, there is no guarantee that such persons will execute such agreements. Mr. Shah has agreed that he will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the UBPS for services rendered, contracted for or products sold to UBPS. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the trust account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the trust account balance may be released to UBPS to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations. Accordingly, if a claim does not exceed the amount of funds available to UBPS outside of the trust account or available to be released to UBPS from interest earned on the trust account balance, Mr. Shah would not have any personal obligation to indemnify such claims, as they would be paid from such available funds. However, if a claim exceeds such amounts, only an enforceable waiver executed by such creditor would excuse Mr. Shah from his obligation to pay such claim. UBPS has reviewed Mr. Shah’s financial information and believes he will be able to satisfy indemnification obligations that may arise. However, UBPS cannot assure you that he will be able to satisfy those obligations if he is required to do so.

Furthermore, if he refused to satisfy his obligations, UBPS would be required to bring a claim against him to enforce its indemnification rights. Furthermore, as UBPS’s board cannot waive these indemnification obligations because it would be a breach of their fiduciary obligations, if he refused to satisfy his obligations, UBPS would be required to bring a claim against him to enforce its indemnification rights. Accordingly, although such agreements are legally binding obligations on Mr. Shah, UBPS may have difficulty enforcing its rights under such agreements and the actual per-share liquidation price could be less than $6.08, due to claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the trust account distributed to UBPS’s public stockholders upon the redemption of 100% of the Public Shares in the event it does not consummate the Transaction on or before February 9, 2013 may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Furthermore, if the pro rata portion of the trust account distributed to the public stockholders upon the redemption of 100% of the Public Shares in the event UBPS does not consummate the Transaction on or before February 9, 2013 is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

If UBPS is unable to consummate the Transaction on or before February 9, 2013, it will:

•	cease all operations except for the purpose of winding up;

•	as promptly as reasonably possible, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding Public Shares, together with the contingent right to receive, following UBPS’s dissolution, a pro rata share of the balance of its net assets that would otherwise be payable to holders of UBPS Common Stock under Delaware law, if any; and

•	as promptly as reasonably possible following such redemption, subject to the approval of UBPS’s remaining stockholders and its board of directors, dissolve and liquidate;

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subject in each case to UBPS’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is UBPS’s intention to redeem the Public Shares as soon as reasonably possible following February 9, 2013 and, therefore, it does not intend to comply with those procedures. As such, its stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of such stockholders may extend well beyond the third anniversary of such date. Because UBPS will not be complying with Section 280, Section 281(b) of the DGCL requires it to adopt a plan, based on facts known to it at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because it is a blank check company, rather than an operating company, and its operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, it will seek to have all vendors, service providers (other than its independent accountants), prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account. Further, Mr. Shah may be liable only to the extent necessary to ensure that the amounts in the trust account are not reduced below $6.08 per share by claims that are covered by the indemnification obligations of Mr. Shah less any per share amounts distributed from the trust account to the public stockholders in the event UBPS is unable to consummate a business combination on or before February 9, 2013, and will not be liable as to any claims under UBPS’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Shah will not be responsible to the extent of any liability for such third-party claims.

If UBPS files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and / or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by UBPS’s shareholders. Furthermore, because UBPS intends to distribute the proceeds held in the trust account to the Public Shareholders promptly after February 9, 2013, this may be viewed or interpreted as giving preference to the Public Shareholders over any potential creditors with respect to access to or distributions from UBPS’s assets. Furthermore, UBPS’s board may be viewed as having breached their fiduciary duties to UBPS’s creditors and / or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. Furthermore, if UBPS files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in UBPS’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy claims deplete the trust account, UBPS cannot assure you it will be able to return to the Public Shareholders at least approximately $6.06 per share.

UBPS’s public stockholders will be entitled to receive funds from the trust account only in the event of the redemption of 100% of the Public Shares if it does not consummate a business combination on or before February 9, 2013 or if they redeem their respective shares for cash upon the consummation of the initial business combination. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account. Since UBPS is seeking stockholder approval in connection with its initial business combination, a stockholder’s voting in connection with the business combination alone will not result in a stockholder’s redeeming its shares to UBPS for an applicable pro rata share of the trust account. Such stockholder must have also exercised its redemption rights described above.

Administrative Services Agreement

UBPS has agreed to pay UBPS Services, LLC, an entity owned and controlled by Bipin C. Shah, UBPS’s chairman and chief executive officer, a total of $7,500 per month for office space and administrative services, including secretarial support. This arrangement was agreed to by UBPS Services, LLC for its benefit and is not intended to provide UBPS Services, LLC compensation in lieu of a management fee or other remuneration because it is anticipated that the expenses to be paid by UBPS Services, LLC will approximate the monthly reimbursement amount. UBPS believes that such fees are at least as favorable as it could have obtained from an unaffiliated person. Upon completion of the Transaction or UBPS’s liquidation, UBPS will cease paying these monthly fees.

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Facilities

UBPS maintains its principal executive offices at Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087. UBPS has agreed to pay to UBPS Services, LLC a total of $7,500 per month for office space, administrative services and secretarial support, which will terminate on the earlier of a consummation of a business combination or the liquidation of the trust account. This arrangement was agreed to by UBPS Services, LLC for UBPS’s benefit and is not intended to provide UBPS Services, LLC compensation in lieu of a management fee or other remuneration because it is anticipated that the expenses to be paid by UBPS Services, LLC will approximate the monthly reimbursement. UBPS believe that such fees are at least as favorable as it could have obtained from an unaffiliated person.

Employees

UBPS has two executive officers. These individuals are not obligated to devote any specific number of hours to UBPS’s business and intend to devote only as much time as they deem necessary to its business. The amount of time they devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. UBPS does not intend to have any full time employees prior to the consummation of a business combination.

Periodic Reporting and Audited Financial Statements

UBPS has registered its units, common stock and warrants under the Exchange Act, and has reporting obligations, including the requirement that it file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, UBPS’s annual reports on Form 10-K contain financial statements audited and reported on by its independent registered public accountants. UBPS’s reports filed with the SEC can be inspected and copied at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov which contains the registration statements, reports, proxy and information statements and information regarding issuers that file electronically with the SEC. UBPS will provide electronic or paper copies of such materials free of charge upon request. UBPS may be required to have its internal control procedures audited for the fiscal year ending September 30, 2012 as required by the Sarbanes-Oxley Act. The Acquired Companies may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete the Transaction.

Legal Proceedings

UBPS is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, UBPS may be a party to certain legal proceedings incidental to the normal course of its business. While the outcome of these legal proceedings cannot be predicted with certainty, UBPS does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

Stock Price Performance Graph

The graph below compares the cumulative total return of UBPS Common Stock from August 8, 2011, the date that UBPS Common Stock first became separately tradable, through July 31, 2012 with the comparable cumulative return of two indices, the S&P 500 Index and the Dow Jones Industrial Average Index. The graph plots the growth in value of an initial investment of $100 in UBPS Common Stock, the Dow Jones Industrial Average Index and the S&P 500 Index over the indicated time periods, and assuming reinvestment of all dividends, if any, paid on its securities. UBPS has not paid any cash dividends and, therefore, the cumulative total return calculation for UBPS is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

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UBPS EXECUTIVE OFFICERS, DIRECTORS,
EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE
PRIOR TO THE TRANSACTION

UBPS Executive Officers and Directors

Set forth in the table below are the names, ages and positions of each of UBPS’s directors and executive officers as of July 31, 2012

Name	Age	Position
Bipin C. Shah	74	Chairman of the Board and Chief Executive Officer

Richard S. Braddock	70	Director

Frederick S. Hammer	75	Director

Jonathan M. Lubert	32	Director

Robert Palmer	72	Director

Arthur F. Ryan	69	Director

Peter Davidson	59	Chief Administrative Officer

Bipin C. Shah has been the Chairman of the board of directors and Chief Executive Officer since inception. Since the sale of Genpass, Inc. to U.S. Bancorp in 2005, Mr. Shah has been a private investor, focusing on opportunities in the payments business. From 2000 to 2005, Mr. Shah was the Chief Executive Officer of Genpass, Inc. where he led the development of the MoneyPass, a surcharge-free ATM network, as well as a payroll debit card used by several large payroll companies. From 1992 until its sale to Paymentech in 1996, he was the Chief Executive Officer of Gensar, Inc., a company that specialized in the processing of restaurant debit and credit card transaction. During his tenure at Gensar, Inc., he led development of the “Tip Management System” along with other technology enhancements. From 1980 to 1991, Mr. Shah was employed by CoreStates Financial Corporation and its predecessor, Philadelphia National Bank, ultimately serving as Vice Chairman and Chief Operating Officer. While at CoreStates, Mr. Shah oversaw the acquisitions of seven ATM and point of sale businesses and was active in the development of several products for the financial services industry’s payments infrastructure, including the Money Access Center network, the introduction of debit to the point-of-sale, cash-back, and pay-at-the-pump. From 1985 to 1992, Mr. Shah served as a director of VISA USA and VISA INTERNATIONAL. Earlier in his career, he was a Senior Vice President at the Federal Reserve Bank of Philadelphia and a Senior Vice President at American Express, as well as the President of Vertex Division of MAI. Mr. Shah holds a Bachelor of Arts in Philosophy from Baldwin-Wallace College and a Masters in Philosophy from the University of Pennsylvania. He currently serves on the Board of Trustees of Baldwin-Wallace College. UBPS believes that Mr. Shah’s career as an executive in the payment processing industry and as an investor generally provides him with the necessary skills to chair the board of directors and lead the management team with respect to operational, strategic and management issues as well as general industry trends.

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Richard S. Braddock has been on the board of directors since February 2, 2011. Mr. Braddock served as Chairman and Chief Executive Officer of Fresh Direct, an internet-based service for the purchase of grocery and household products from 2005 until he stepped down in March 2011. Mr. Braddock began his business career in 1965 spending a number of years in product management at General Foods. He joined Citicorp in 1973, was elected to the board of directors in 1985 and was elected President and Chief Operating Officer of Citicorp and its principal subsidiary, Citibank, N.A. in January, 1990. Mr. Braddock resigned from Citicorp in November 1992, and subsequently served as Chief Executive Officer of Medco Containment Services, Inc., a prescription drug services company, until its acquisition by Merck & Co., Inc., and then spent a year as a principal at Clayton, Dubilier & Rice, Inc., a private equity firm. He served as Chairman (non-executive) of True North Communications Inc. from December 1997 to January 1999. He served as Chairman and Chief Executive Officer of priceline.com from August 1998 to April 2004. Mr. Braddock served as Chairman of MidOcean Partners, a private investment firm, from April 2003 until December 2007. Mr. Braddock serves on the Board of Directors of Eastman Kodak Company. UBPS believes that Mr. Braddock’s experience as an executive in the financial services industry and his knowledge of the payment processing industry generally provide him with the necessary skills to serve as a member of the board of directors and will enable him to provide valuable insight to the board regarding operational and management issues as well as general industry trends.

Frederick S. Hammer has been on the board of directors since February 2, 2011. Mr. Hammer has been Co-Chairman of Inter-Atlantic Group since 1994. Prior thereto Mr. Hammer served as Chairman, President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is a Director of Inter-Atlantic Group Homeowners of America Holding Corporation. In addition, he currently serves as a Director on the Board of ING Clarion Realty Funds and is a former director of several public and private companies, including VISA USA and VISA International. He received his A.B. from Colgate University, magna cum laude, and his M.S. and Ph.D. degrees from Carnegie Mellon University. UBPS believes that Mr. Hammer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of the board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

Jonathan M. Lubert has been on the board of directors since February 2, 2011. Since its founding in 2003, Mr. Lubert has been the Chief Executive Officer of I.L. Hedge Investments, a mid-sized alternative investment company, where his primary responsibility is to manage the portfolio of underlying funds and other assets owned by I.L. Hedge Investments. Mr. Lubert is the founder of Next Generation Lending, a small real estate investment and lending company, Ex Capital Partners LLC and JL Hedge Investments LLC. Mr. Lubert was a director of Global Affiliates, Inc. from 2004 until 2010. Mr. Lubert’s previous experience includes a leveraged finance investment banking analyst position at Bear Stearns and a minority ownership in Spencer Capital Management, a value based, event driven fund that focused on long term risk adjusted returns. Mr. Lubert is currently an advisory board member of the American Infrastructure MLP Fund. In addition, Mr. Lubert serves on the Dragon Fund Advisory Council, an advisory board for the Drexel student run investment fund. Mr. Lubert is currently involved with the Young Friends of Children’s Hospital, the Make-A-Wish Foundation and The Lubert Family Foundation. Mr. Lubert’s educational background includes a B.S. in Business Administration which was earned with highest distinction from the University of North Carolina at Chapel Hill. UBPS believes that Mr. Lubert’s experience as the Chief Executive Officer of I.L. Hedge Investments provides him with the necessary skills to serve as a member of the board of directors and will enable him to provide valuable insight to the board regarding general investor trends.

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Robert B. Palmer has been on the board of directors since February 2, 2011. Mr. Palmer worked for CoreStates Financial Group for 31 years, with titles including Executive Vice President for Retail Banking, Operations and Data Processing, and President and Chief Executive Officer of the Philadelphia National Bank. He also served as Vice Chairman of CoreStates and Chairman of its First Pennsylvania Bank. He retired from CoreStates in 1995 and later served as Vice Chairman of the newly-formed Asian Bank in Philadelphia. Mr. Palmer has been a board member of VISA, U.S.A. and Schramm, Inc., West Chester, Pennsylvania. He has been Chairman of The World Affairs Council and International Visitors Council and Vice Chair of the Police Athletic League, all of Philadelphia, and has served on numerous civic boards. UBPS believes that Mr. Palmer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of the board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

Arthur F. Ryan has been on the board of directors since February 2, 2011. In 2008, Mr. Ryan retired as the Chairman of the Board of Prudential Financial, Inc., one of the largest diversified financial institutions in the world. He served as Chief Executive Officer of Prudential until December 2007. Prior to joining Prudential in December 1994, Mr. Ryan served as President and Chief Operating Officer of Chase Manhattan Bank since 1990. Mr. Ryan ran Chase’s worldwide retail bank between 1984 and 1990. Mr. Ryan is a non-executive director of the Royal Bank of Scotland Group plc and Regeneron Pharmaceuticals, Inc. UBPS believes that Mr. Ryan’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of UBPS’s board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

Peter B. Davidson has served as UBPS’s Chief Administrative Officer since inception. Mr. Davidson is also Chief Executive Officer of Brooks FI Solutions, LLC, an entity that provides retail banking and payment solutions that he founded in 2006. Immediately prior to founding Brooks FI Solutions, Mr. Davidson was Executive Vice President of Genpass, Inc. where, from 2002 until its acquisition and subsequent integration by U.S. Bancorp in 2005, he led its efforts to bring stored value products to market. While at Genpass, Inc., he was also involved in the development and implementation of MoneyPass, a surcharge-free ATM network. Earlier in his career, Mr. Davidson served as President of Speer & Associates, leading domestic and international consulting engagements in the retail banking and electronic funds transfer industry; Executive Vice President at HSBC USA and President of HSBC Mortgage, where he was responsible for managing its consumer businesses; and Senior Vice President at CoreStates Financial, where he managed the credit card and consumer lending businesses, and developed remote banking strategies. Mr. Davidson holds a B.S. in Economics from the Wharton School of the University of Pennsylvania in Finance and Accounting, and an MBA from Widener University in Finance. UBPS believes that Mr. Davidson’s experience as an executive in and knowledge of the payment processing industry provides him with the necessary skills to serve as an officer of UBPS and will enable him to provide valuable insight regarding operational issues and general industry trends.

UBPS Board of Directors and Committees

The board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Braddock and Hammer, will expire at the first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Palmer and Ryan, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Messrs. Lubert and Shah, will expire at the third annual meeting. Pursuant to the Charter, the number of directors that shall constitute the board has been fixed at six until UBPS completes an initial business combination. The board has established a Nominating Committee and Audit Committee. The board of directors held three meetings in the last full fiscal year. Meetings include both in-person and telephonic meetings. Mr. Braddock attended fewer than 75% of the aggregate number of meetings of the board of directors and the committees on which he served. UBPS does not have a policy with respect to attendance of members of the Board of Directors at annual meetings. UBPS has not yet held an annual meeting and it is unlikely that there will be an annual meeting of stockholders to elect new directors prior to the consummation of a business combination.

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Compensation Committee Interlocks and Insider Participation

UBPS does not have a standing compensation committee for the purpose of determining compensation for executives and directors because no current executive officer or director receives any cash or other compensation for services rendered to UBPS. UBPS’s board of directors did not engage in any deliberations regarding executive compensation during the last fiscal year. No interlocking relationship exists between UBPS’s executive officers and UBPS’s board of directors or compensation committee of any other company.

UBPS Nominating Committee

UBPS has established a nominating committee of the board of directors, which consists of Messrs. Ryan (Chair), Braddock and Palmer, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market.  The nominating committee operates pursuant to a charter that complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters.  The nominating committee charter has been posted on UBPS’s website and can be found at www.ubpsac.com. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications and factors relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not have a policy with regard to consideration of candidates for directors recommended by stockholders and does not distinguish among nominees recommended by stockholders and other persons.  The nominating committee held one meeting in the last full fiscal year.

Communications with UBPS Board of Directors

UBPS’s board of directors provides a process for UBPS stockholders and interested parties to send communications to the board of directors or any individual director. UBPS stockholders and interested parties may forward communications to the board of directors or any individual director through UBPS’s Chief Administrative Officer. Communications should be addressed to Universal Business Payment Solutions Acquisition Corporation, Attention: Board of Directors, c/o Peter B. Davidson, Chief Administrative Officer, Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087. The Chief Administrative Officer will forward such communication to the appropriate members of the board of directors.

UBPS Director Independence

The rules of The NASDAQ Stock Market require that a majority of the board be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

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The UBPS board of directors has undertaken a review of the independence of its directors and considered whether any director has a material relationship with it that could compromise his ability to exercise independent judgment in carrying out his responsibilities.  UBPS has determined that each of Messrs. Braddock, Hammer, Lubert, Palmer and Ryan qualifies as an independent director as defined under the rules and regulations of The NASDAQ Stock Market. The independent directors hold regularly scheduled meetings at which only independent directors are present.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and the beneficial holders of more than 10% of a registered class of UBPS’s equity securities to file initial reports of ownership and changes in ownership of common stock and other equity securities of UBPS with the SEC. Based solely on UBPS’s records and written representations from certain of these persons, UBPS believes that during fiscal year 2012 all applicable Section 16(a) filing requirements were met.

UBPS Code of Ethics

UBPS has adopted a code of conduct and ethics applicable to its directors, officers and employees in accordance with applicable federal securities laws. The code of ethics has been posted on the UBPS website and can be found at www.ubpsac.com .

Audit Committee

UBPS has established an audit committee of the board of directors. As required by the rules of The NASDAQ Stock Market, each of the members of the audit committee are able to read and understand fundamental financial statements. In addition, UBPS considers Mr. Palmer to qualify as an “audit committee financial expert” and as “financially sophisticated,” as defined under the rules of the SEC and The NASDAQ Stock Market, respectively. The audit committee charter has been posted on the UBPS website and can be found at www.ubpsac.com. The audit committee’s duties, which are specified in the audit committee charter, which complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters, include:

•	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the full board of directors whether the audited financial statements should be included in UBPS’s Form 10-K;
•	reviewing and discussing with management and the independent registered public accounting firm the quarterly unaudited financial statements, and recommending to the full board of directors whether the unaudited financial statements should be included in UBPS’s Form 10-Q;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of UBPS’s financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management UBPS’s compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by UBPS’s independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by UBPS regarding accounting, internal accounting controls or reports which raise material issues regarding UBPS’s financial statements or accounting policies.

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The audit committee consists of Messrs. Palmer (Chair), Hammer and Lubert, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market.  The audit committee held 3 meetings in the last full fiscal year.

Report of the Audit Committee

UBPS’s Audit Committee reviewed with management and Marcum the results of the 2011 audit, including the audited financial statements. The Audit Committee reviewed the requirements of the Audit Committee Charter previously adopted and the reports required to be disclosed to the Audit Committee. The Audit Committee discussed with Marcum the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants and adopted by the Public Company Accounting Oversight Board. Marcum representatives reviewed the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, regarding independence of public accountants with the Audit Committee and presented their Report on Auditor Independence regarding that matter to the Audit Committee. The Audit Committee has determined that Marcum was independent of UBPS. The Audit Committee also discussed with management and Marcum the quality and adequacy of UBPS’s internal control over financial reporting and disclosure controls and procedures and internal audit organization, responsibilities, budget, staffing and identification of audit risks.

The Audit Committee reviewed and discussed with management and Marcum a draft of the Annual Report on Form 10-K and the audited financial statements for the year ended September 30, 2011. Management has the responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. The external auditor is responsible for examining the financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. Based on its review of all of the above and on discussions with management and the external auditor, the Audit Committee recommended to the board of directors that UBPS’s audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2011 for filing with the SEC.

Respectfully submitted,

Robert Palmer

Frederick S. Hammer

Jonathan M. Lubert

Board Leadership Structure and Role in Risk Oversight

Mr. Shah serves as the Chief Executive Officer of UBPS and chairman of the UBPS board.  UBPS does not currently have a lead independent director.  The board of directors has determined that this leadership structure is appropriate since until UBPS completes a business combination, UBPS has minimal day to day operations, lessening the possibility of a conflict between the board and the UBPS officers.  Further, the board of directors believes that its other structural features, including five independent directors, non-employee directors on a board consisting of six directors and key committees consisting wholly of independent directors, provide for substantial independent oversight of the Company’s management. However, the board of directors recognizes that depending on future circumstances, other leadership models may become more appropriate. Accordingly, the board of directors will continue to periodically review its leadership structure.

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UBPS Compensation Discussion and Analysis

Compensation of Executive Officers and Directors of UBPS

None of the UBPS directors or officers has received any cash compensation for services rendered to UBPS. The Initial stockholders purchased 3,450,000 Insider Shares (of which 450,000 Insider Shares were forfeited by them when the underwriters’ over-allotment option expired unexercised) for an aggregate consideration of $25,000.

In addition, the Initial Stockholders and certain of their designees purchased an aggregate of 6,240,000 Insider Warrants for an aggregate consideration of $3,120,000 in a private placement that occurred concurrently with the IPO. UBPS believes that because its officers and directors own such shares, no compensation (other than reimbursement of out-of-pocket expenses) is necessary, and such persons have agreed to serve in their respective role without compensation prior to the consummation of an initial business combination.

UBPS has agreed to pay to UBPS Services, LLC, an entity controlled by its Chairman and Chief Executive Officer, a total of $7,500 per month for office space, administrative services and secretarial support for a period ending on the earlier of the consummation of an initial business combination or the liquidation of the trust account. This arrangement was agreed to by UBPS Services, LLC for UBPS’s benefit and is not intended to provide UBPS Services, LLC compensation in lieu of a management fee or other remuneration because it is anticipated that the expenses to be paid by UBPS Services, LLC will approximate the monthly reimbursement. UBPS believes that such fees are at least as favorable as it could have obtained from an unaffiliated third party.

Other than this $7,500 per month fee, no compensation of any kind, including finder’s and consulting fees, will be paid to UBPS’s officers, directors, initial stockholders or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, UBPS’s officers and directors and their respective affiliates will receive reimbursement for reasonable out-of-pocket expenses incurred by them in connection with identifying, investigating and consummating a potential business combination with one of more target businesses. There are no limitations on the amount of expenses for which they may seek reimbursement; provided that such expenses were incurred for UBPS’s benefit. There will be no review of the reasonableness of the expenses by anyone other than UBPS’s board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by UBPS unless it consummates an initial business combination.

After a business combination, directors and officers who remain with UBPS may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders in the manner required of U.S. public companies. It is possible that the amount of such compensation will not be known at the time of a stockholder meeting held to consider a business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. UBPS cannot assure you that its current executive officers and directors will be retained in any significant role, or at all, and UBPS cannot predict what remuneration, if any, will be paid to them if they are retained following an initial business combination.

Fees and Services

The billed fees for services provided by Marcum for fiscal year 2011 were as follows:

2011
Audit Fees	$70,872
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$70,872

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Since UBPS’s Audit Committee was not formed until the listing of UBPS’s securities on the NASDAQ Capital Market, all services rendered prior to the formation of the Audit Committee were approved by UBPS’s board of directors. Since the formation of the Audit Committee, and on a going-forward basis, the Audit Committee has pre-approved, and will pre-approve, all audit and permissible non-audit services to be performed for UBPS by UBPS’s independent registered public accounting firm, Marcum.

UBPS EXECUTIVE OFFICERS, DIRECTORS,
EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE
FOLLOWING THE TRANSACTION

Directors and Executive Officers

Pursuant to the terms of the EMS Agreement, UBPS has agreed to take all necessary action so that the following persons are elected as UBPS’s directors and executive officers effective immediately after the consummation of the Transaction:

Name	Age	Position
Bipin C. Shah	74	Chairman of the Board and Chief Executive Officer
Richard S. Braddock	70	Director
Frederick S. Hammer	75	Director
Jonathan M. Lubert	32	Director
Robert Palmer	72	Director
Arthur F. Ryan	69	Director
James Weiland	[ ]	Director
Peter Davidson	59	Chief Administrative Officer

James Weiland – James Weiland has served as Chairman and as a member of the Board of Directors of EMS since 1999.  Mr. Weiland and certain members of his family founded EMS in 1987, and Mr. Weiland has served EMS in numerous capacities since that time.  Mr. Weiland founded Bizfunds, LLC and has served as a manager since its inception in 2007.  Mr. Weiland also has served as President and as a member of the Board of Directors of EMS Advertising and Promotions, Inc. since its inception in 2008.  In his personal time, Mr. Weiland is the President and a member of the Board of Directors of The JFW Foundation, Inc., a non-profit Section 501(c)(3) organization whose principal purpose is to provide support for and funding to children that are severely ill or that have life threatening illnesses.

See “UBPS Executive Officers, Directors, Executive Compensation and Corporate Governance Prior to the Transaction—UBPS Executive Officers And Directors” for biographical information of Bipin C. Shah, Richard S. Braddock, Frederick S. Hammer, Jonathan M. Lubert, Robert Palmer, Arthur F. Ryan and Peter Davidson.

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Classes of Directors

As disclosed under “UBPS Executive Officers, Directors, Executive Compensation and Corporate Governance Prior to the Transaction,” the board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Braddock, Hammer and Weiland, will expire at the first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Palmer and Ryan, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Messrs. Lubert and Shah, will expire at the third annual meeting.

Committees of the Board of Directors

The members of the committees of UBPS’s board of directors will not be appointed until UBPS’s board of directors is fully reconstituted and holds its initial meeting following consummation of the Transaction. At such time, each committee will also adopt its committee charter. UBPS’s board of directors will make determinations with respect to each committee member’s independence in accordance with the NASDAQ Capital Market listing standards and SEC rules and regulations. Following the consummation of the Transaction, UBPS intends to post the committee charters on its website at www.appletonideas.com.

UBPS Nominating Committee

The nominating committee will consist of Messrs. Ryan (Chair), Braddock and Palmer, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market.  The nominating committee will continue to operate pursuant to a charter that complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters.  The nominating committee charter has been posted on UBPS’s website and can be found at www.ubpsac.com. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will continue to consider a number of qualifications and factors relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not have a policy with regard to consideration of candidates for directors recommended by stockholders and does not distinguish among nominees recommended by stockholders and other persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and the beneficial holders of more than 10% of a registered class of UBPS’s equity securities to file initial reports of ownership and changes in ownership of common stock and other equity securities of UBPS with the SEC. Based solely on UBPS’s records and written representations from certain of these persons, UBPS believes that during fiscal year 2012 all applicable Section 16(a) filing requirements were met.

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UBPS Code of Ethics

UBPS will continue to use the code of ethics it adopted. The code of ethics has been posted on the UBPS website and can be found at www.ubpsac.com.

Audit Committee

The audit committee will consist of Messrs. Palmer (Chair), Hammer and Lubert, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market. As required by the rules of The NASDAQ Stock Market, each of the members of the audit committee are able to read and understand fundamental financial statements. In addition, UBPS considers Mr. Palmer to qualify as an “audit committee financial expert” and as “financially sophisticated,” as defined under the rules of the SEC and The NASDAQ Stock Market, respectively. The audit committee charter has been posted on the UBPS website and can be found at www.ubpsac.com. The audit committee’s duties, which are specified in the audit committee charter, which complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters, include:

•	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the full board of directors whether the audited financial statements should be included in UBPS’s Form 10-K;
•	reviewing and discussing with management and the independent registered public accounting firm the quarterly unaudited financial statements, and recommending to the full board of directors whether the unaudited financial statements should be included in UBPS’s Form 10-Q;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of UBPS’s financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management UBPS’s compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by UBPS’s independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by UBPS regarding accounting, internal accounting controls or reports which raise material issues regarding UBPS’s financial statements or accounting policies.

Director Compensation

UBPS is currently evaluating the compensation that it will provide for its directors and will determine that compensation following consummation of the Transaction.

Executive Compensation

Expected Compensation Policies

UBPS has not yet developed a comprehensive executive officer and director compensation program and philosophy with respect to the executive officers and directors who will manage UBPS after consummation of the Transaction. UBPS expects that such a program and philosophy will be developed after the completion of the Transaction, but will be substantially as described below.

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Executive Compensation

UBPS will seek to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of UBPS within its industry, and that will adequately reward its executives for their roles in creating value for UBPS’s stockholders. UBPS intends to be competitive in its executive compensation with other similarly situated companies in its industry following completion of the business combination. The compensation decisions regarding UBPS’s executives will be based on its need to attract individuals with the skills necessary to achieve its business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above UBPS’s expectations.

UBPS anticipates that its executives’ compensation will consist of three primary components: salary, incentive bonus and stock-based awards issued under an incentive plan. UBPS anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, UBPS’s performance and other information deemed relevant and timely.

Compensation Arrangements for Directors

Following consummation of the Transaction, non-employee directors of UBPS will receive varying levels of compensation for their services as directors based on their eligibility as members of UBPS’s audit, compensation and nominating and corporate governance committees. UBPS anticipates determining director compensation in accordance with industry practice and standards.

Compensation Committee Information

Following consummation of the Transaction, the UBPS board will establish a compensation committee that, among other duties, will be to review and approve compensation paid to UBPS’s executive officers and directors and to administer an incentive plan. The compensation committee will be composed of three members of the UBPS board, all of whom will be independent under the rules of the NASDAQ Stock Market, and a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act.

The compensation committee will be charged with performing an annual review of UBPS’s executive officers’ cash compensation, bonus and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.

In addition to the guidance provided by the compensation committee, UBPS may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

COMPENSATION OF UBPS EXECUTIVE OFFICERS

Summary of Compensation of Executive Officers

The executive and director compensation will be determined by the UBPS board, following consummation of the business combination. Any compensation to be paid to UBPS executive officers will be determined, or recommended to the UBPS board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the UBPS board.

The following table illustrates the anticipated compensation for the executive officers of the Acquired Companies in 2012 who are expected to be the named executive officers of UBPS.

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Summary Compensation Table

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Any Other Compensation ($)	Total ($)
Bipin C. Shah, Chairman of the Board and Chief Executive Officer	$390,000							$390,000
Peter B. Davidson, Executive Vice President	$360,000							$360,000
Daniel J. Neistadt, President, EMS	$325,000							$325,000
C. Nicholas Antich, President, AD Computer	$300,000							$300,000
Trent Voigt, President, JetPay	$250,000							$250,000

 Summary of Merger-Related Executive Officer Compensation Arrangements

Neither Mr. Neistadt of EMS nor any named executive officer of UBPS, JetPay or ADC is eligible to receive any type of compensation from UBPS that is based on or otherwise relates to the Acquisition Agreements.

Section 5(d) of the current employment agreement between EMS and Paul O’Neil dated May 1, 2011, as amended by that Amendment to Employment Agreement dated January 1, 2012, requires EMS to grant 6 shares of Class B non-voting common stock of EMS to Mr. O’Neil on the first day of January from 2012- 2016.  Mr. O’Neil, Trustee of the Paul Augustin O’Neil Revocable Trust U/A/D 8/20/2002 was granted 6 shares of Class B Stock Non-Voting Common Stock on December 30, 2011.  The remaining 24 shares are required to be issued to Mr. O’Neil at or prior to closing. Equity amounts disclosed in the table below represent [the dollar value of vesting of restricted stock awards] held by Mr. O’Neil in connection with completion of the Transaction].

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The disclosures in the table below and the accompanying footnotes should be read in conjunction with the narrative description of the compensation arrangements set forth above.

Golden Parachute Compensation Table

Name	Cash ($)	Equity ($)	Pension/ NQDC ($)	Perquisites/ benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
Paul O’Neil	$0	$[ ]	$0	$0	$0	$0	$[ ]

SELECTED HISTORICAL FINANCIAL INFORMATION OF JETPAY

(In $000’s)

JetPay is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. The following selected consolidated financial information of JetPay as of and for the six months ended June 30, 2012 and 2011, has been derived from JetPay’s reviewed financial statements for 2012, which are included in this proxy statement and management’s presentation for 2011, which are not included in this proxy statement. The consolidated financial information of JetPay as of and for the fiscal years ended December 31, 2011, 2010 and 2009, has been derived from JetPay’s audited financial statements for those years, which are included in this proxy statement. JetPay’s results for 2008 and 2007 are derived from JetPay’s audited financial statements for those years, which are not included in this proxy statement.

The information set forth below is only a summary and is not necessarily indicative of the results of future operations of JetPay or the combined company, and you should read the following information together with JetPay’s audited consolidated financial statements, the notes related thereto and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement.

	As of and for the
	Six Months Ended			As of and for the Years Ended December 31
	June 30,	June 30,
	2012	2011	2011	2010	2009	2008	2007
Income Statement Data:
Total Revenues	$9,155	$7,859	17,473	$15,608	$9,466	$9,700	$9,502
Total Expenses	$8,500	$5,809	$15,321	$12,263	$8,018	$8,525	$7,515
Net Income	$655	$2,050	$2,152	$3,345	$1,448	$1,175	$1,987

Selected Balance Sheet Data:
Current Assets	$3,943	$3,482	$3,974	$3,926	$2,763	$1,667	$1,822
Other Assets	$2,746	$2,803	$1,524	$1,217	$416	$553	$472
Total Assets	$6,689	$6,285	$5,498	$5,143	$3,179	$2,220	$2,294
Current Liabilities	$3,302	$2,264	$2,267	$2,077	$845	$994	$1,188
Long-Term Liabilities	$7,731	$8,515	$7,874	$8,211	$50	$129	$20
Capital	$(4,345)	$(4,494)	$(4,643)	$(5,145)	$2,284	$1,097	$1,086
Total Liabilities and Capital	$6,689	$6,285	$5,498	$5,143	$3,179	$2,220	$2,294

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Management’s Discussion and Analysis of
Financial Condition and Results of Operations

Components of Revenue and Expenses

Revenues

JetPay’s revenues fall into two categories: transaction processing revenue and merchant discount revenue. JetPay’s processing revenues consist of billings of transaction fees to its merchant and ISO customers. JetPay’s discount revenues are generally a fixed percentage of the merchant’s dollar volume. Merchant billings primarily consist of transaction fees and discount fees, which are a percentage of the dollar amount of each credit or debit transaction. JetPay derives the balance of its merchant billings from a variety of fixed transaction or service fees, and fees for other miscellaneous services, such as handling charge-backs. Interchange costs are set by the card networks, and are paid based upon a percentage of transaction amounts and / or a fixed price per transaction. JetPay refers to the ratio of processing revenues to the dollar amount of card transactions processed as the “margin.” If margin increases, processing revenues will tend to increase accordingly. Further, both the number of merchants who process transactions, and the average dollar amount of transactions processed per merchant, will impact the total transaction volume and thus the total processing revenues. As such, growth in JetPay’s merchant count and / or growth in the same store transaction volume will also drive JetPay’s processing revenue growth. Revenues are recorded at the time service is provided.

Expenses

The most significant components of operating expenses are salaries and other employment costs. These costs are largely fixed in nature, increasing slightly with the growth in numbers of customers, but tending to grow with inflation. Assessments and bank costs include assessment fees payable to card associations, which are generally a percentage of card volume, and bank sponsorship costs which are largely based upon transaction counts and volumes. General and administrative expenses include fixed costs such as occupancy and office costs, outside services, and depreciation and amortization expense, which is recognized on a straight-line basis over the estimated useful life of the assets. General and administrative expenses also include charge-back losses, which vary over the long term based upon transaction volume processed by JetPay’ merchants, but can vary from period to period depending upon specific events in that period. Interest expense is primarily a result of a loan to buy out the interest of a former JetPay partner. This expense is fixed based upon a schedule of increasing interest rates over the life of the loan.

Results of Operations

(Dollar amounts in thousands)

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	Year Ended			Six Months Ended June 30
	2011	2010	2009	2012	2011

Revenues
Processing Fees	$17,473	$15,608	$9,466	$9,155	$7,859
Interest Income	$43	$3	$5	$52	$6
Total Revenue	$17,516	$15,611	$9,471	$9,207	$7,865

Costs & Expenses
Cost of Goods Sold	$7,684	$7,323	$3,499	$4,700	$3,244
Operating Expenses	$2,311	$1,978	$1,929	$1,301	$1,109
Selling and Administrative	$4,761	$2,897	$2,535	$2,231	$1,219
Interest Expense	$389	$12	$3	$266	$119
State Taxes	$219	$56	$57	$54	$124
Total Costs and Expenses	$15,364	$12,266	$8,023	$8,552	$5,815

Net Income	$2,152	$3,345	$1,448	$655	$2,050

Comparison of years ended December 31, 2011 and December 31, 2010

JetPay’s processing revenues increased from $15,608 in 2010 to $17,473 in 2011, or 11.9%, and were driven by an increase in bank card volume of $382 million from 2010 to 2011, or 17.5%. The primary driver was an increase in the ISO business of $3,057, or 70.8%, as JetPay added 20 ISOs (going from 24 at year-end 2010 to 44 at year-end 2011). As the ISOs signed in 2010 added more merchants to JetPay. The direct merchant business line revenue growth was essentially flat from 2010 to 2011, despite adding another 517 merchants for a total of 3,027 at the end of 2011 versus 2,510 at the end of 2010, as margins declined among some larger customers. There was a decrease of 18.1% of revenues (from $6,388 in 2010 to $5,231 in 2011) for processing-only customers, as JetPay focused more on the ISO business. The two volume-driven costs (Costs of Goods Sold and Operating Expenses) combined increased 7.6% from 2010 to 2011, while Selling and Administrative Expenses increased 64.3%, or $1,864 from 2010 to 2011. The primary driver of this expense was a one-time loss of $1,908 with a merchant that delivered fraudulent transactions. This merchant was covered under JetPay’s chargeback insurance and insurance was been notified of a potential loss, and while management expects to be covered, JetPay elected to write this balance off in 2011. Without this one-time event, Selling and Administrative Expenses would have increased $250, or 8.6%. As a result of the foregoing, net income decreased from $3,345 in 2010 to $2,152 in 2011, or 35.6%. Without the one-time loss expense, net income would have increased from $3,345 in 2010 to 3,766 in 2011, a 12.6% increase.

Comparison of years ended December 31, 2010 and December 31, 2009

JetPay’ processing revenues increased from $9,466 in 2009 to $15,608 in 2010, or 64.9%, driven by an increase in revenues in all three business lines. Direct merchant revenue increased $842, or 20.7%, as the number of direct merchants increased by 421, or 20.2% from a total of 2,089 at the end of 2009 to a total of 2,510 at the end of 2010. ISO revenues increased by $3,861, or 846.8%, as JetPay expanded this business. Processing-only customer revenues increased $1,439, or 29.1%. The two volume-driven costs (Costs of Goods Sold and Operating Expenses) combined increased 71.3% from 2010 to 2011, as JetPay ramped up its volumes in the ISO business, while Selling and Administrative Expenses increased 14.3%, or $362 from 2009 to 2010. As a result of the foregoing, net income increased from $1,448 in 2009 to $3,345 in 2010, or 131.0%.

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Comparison of six months ended June 30, 2012 and June 30, 2011

JetPay’s processing revenues increased from $7,859 in 2011 to $9,155 in 2012, or 16.5%.The primary driver was an increase in the ISO business of $1,315, or 45.2%, as JetPay added 1 ISO (going from 44 at year-end 2011 to 45 at June 30, 2012) and as the ISOs signed in 2010 and 2011 added more merchants to JetPay. The direct merchant business line revenue declined $53, or 2.3% from 2011 to 2012, despite adding another 336 merchants for a total of 3,363 as of June 30, 2012 compared to a total of 3,027 at the end of 2011, as JetPay lost a large customer (see Direct Air discussion below). There was an increase in revenues of 1.3% (from $2,641 in 2011 to $2,675 in 2012) for processing-only customers as processing volumes increased. The two volume-driven costs (Costs of Goods Sold and Operating Expenses) combined increased $1,648, or 37.9% from 2011 to 2012, while Selling and Administrative Expenses increased 83.0%, or $1,012 from 2010 to 2011. The primary drivers of these expenses were a one-time loss of $804 plus approximately $430 in expenses related to Direct Air, as well as approximately $300 related to the proposed transaction. Direct Air, a JetPay customer since 2004, suddenly ceased operations on March 14, 2012 and declared bankruptcy. While JetPay and its sponsor bank have catastrophic insurance on this merchant, the resulting chargebacks from consumers are being funded until such time as the insurance claim can be validated. The insurance has a $250 deductible and a $25,000 limit. To date, JetPay has incurred $804 in losses, which are composed of $250 for the deductible and $554 for chargebacks over the $25,000 limit. Without this one-time event, Selling and Administrative Expenses would have increased $208, or 17.1%.As a result of the foregoing, net income decreased from $2,050 in 2011 to $655 in 2012, or 68.0%.Without the one-time expenses, net income would have increased from $2,050 in 2011 to 2,188 in 2011, a 6.7% increase.

Liquidity and Capital Resources

As of June 30, 2012, December 31, 2011 and 2010, JetPay had cash and cash equivalents of approximately $0.9 million, $1.8 million, and $1.7 million respectively, of which $0.1 million, $0.1 million and $0.1 million respectively was restricted cash. The decrease in cash at June 30, 2012 was a result of the Direct Air loss detailed above. JetPay expects that its cash flow from operations and proceeds from borrowings under JetPay’ lines of credit will be its primary sources of liquidity and will be sufficient to fund JetPay’ cash requirements for the next twelve months. See “Contractual Obligations” below for a description of future required uses of cash.

Operating activities

Net cash provided by JetPay’ operating activities was $0.1 million, $2.4 million, and $2.3 million during the six month period ended June 30, 2012, and the annual periods ended December 31, 2011 and 2010 respectively. Major differences between JetPay’s net income and cash provided by operating activities are typically depreciation and amortization, along with the timing differences between when JetPay recognizes revenues and expenses and when those revenues and expenses are collected or paid.

Investing activities

JetPay’ net cash used in investing activities was $0.2 million, $0.2 million, and $0.04 million during the first six months of 2012, calendar 2011 and 2010 respectively. Net cash used in investing activities consisted of property and equipment expenditures. JetPay currently has no material capital spending or purchase commitments, but expects to continue to engage in capital spending in the ordinary course of business.

Financing activities

JetPay used cash for financing activities of $0.6 million, $2.2 million, and $2.2 million during the first six months of 2012, calendar 2011 and 2010 respectively, consisting of repayments on JetPay’s loan and distributions to JetPay’s equity holders.

Critical Accounting Policies

Reserve for Charge-back Losses

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s bank and charged to the merchant. If the merchant has inadequate funds, JetPay must bear the credit risk for the full amount of the transaction. JetPay evaluates the risk for such transactions and estimates the potential loss for charge-backs based primarily on historical experience and records a loss reserve accordingly. JetPay believes its reserve for charge-back losses is adequate to cover both the known probable losses and the incurred but not yet reported losses at the balance sheet dates.

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Unsettled Merchant Accounts

In certain cases, JetPay withholds funds payable to merchants while it verifies transaction activity. In other cases, JetPay withholds funds payable to merchants in order to provide a reserve fund for potential merchant charge-back losses. In each case, JetPay records an unsettled merchant account liability for the amounts payable to the merchants. JetPay also establishes cash reserves in segregated reserve merchant bank accounts to secure JetPay’s potential liability with their acquiring banks, which are classified as restricted cash on JetPay’s balance sheets.

Seasonality

JetPay’s revenues and earnings are impacted by the volume of consumer usage of credit and debit cards at the point of sale. For example, JetPay experiences increased point of sale activity during the first and second quarters due to season volumes of some merchants in JetPay’s portfolio. Revenues during the first and second quarters tend to increase in comparison to the remaining two quarters of JetPay’s fiscal year on a same store basis.

Off-Balance Sheet Arrangements

JetPay does not have transactions, arrangements and other relationships with unconsolidated entities that are reasonably likely to affect JetPay’s liquidity or capital resources. JetPay has no special purpose or limited purpose entities that provide off-balance sheet financing, liquidity or market or credit risk support, engage in leasing, hedging, research and development services, or other relationships that expose JetPay to liability that is not reflected on the face of the financial statements.

Contractual Obligations

JetPay’s material contractual obligations which will impact JetPay’s cash flows in future periods are JetPay’s loan to its former partner (which matures in 2016), and JetPay’s operating lease commitments, which are summarized in note 7 to JetPay’s financial statements. JetPay intends to pay off the loan to its former partner in connection with the consummation of the Transaction.

Contractual Obligations	Total	Less than 1 year	1-3 Years	3-5 Years	More than 5 Years
Long-Term Debt Obligations (1)	$8,239	$465	$1,166	$6,608	$-
Capital Lease Obligations	$-	$-	$-	$-	$-
Operating Lease Obligations	$-	$-	$-	$-	$-
Purchase Obligations	$-	$-	$-	$-	$-
Other Long-Term Liabilities Reflected on the Balance Sheet under GAAP	$-	$-	$-	$-	$-
Total	$8,239	$465	$1,166	$6,608	$-

($ in thousands)

(1) Note equalling $8,111 of the total will be paid off out of transaction proceeds to JetPay

Effects of Inflation

JetPay’s monetary assets, consisting primarily of cash and receivables, are not significantly affected by inflation. JetPay’s non-monetary assets, consisting primarily of intangible assets, are not affected by inflation. JetPay believes that replacement costs of equipment, furniture and leasehold improvements will not materially affect JetPay’s operations. However, the rate of inflation affects JetPay’s expenses, such as those for employee compensation and other operating expenses, which may not be readily recoverable in the price of services offered by JetPay. The rate of inflation can also affect JetPay’s revenues by affecting JetPay’s merchant charge volume and corresponding changes to processing revenue.

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JETPAY’S BUSINESS

Company Background and History

JetPay, LLC was formed as a Texas limited liability company as Transactional Technologies, LLC in January, 2001. A related company, Standard Payments, LLC was formed as a Texas limited liability company in January, 2001. A third related entity, JetPay ISO Services, LLC was formed as a Texas limited liability company in May, 2005. In 2005, Transactional Technologies changed its name to JetPay LLC, and in February of 2006, Standard Payments changed its name to JetPay Merchant Services, LLC. In 2010 all three entities came under common ownership, and will be referred to herein as a single entity, JetPay. JetPay is a leading end-to-end processor of credit and debit card payment transactions. JetPay provides debit, credit, and ACH processing services directly to retailers, service providers, and banks, and on a wholesale basis toISOs. JetPay is one of fewer than 20 U.S. processors that connect directly to the card networks (e.g. Visa and MasterCard). JetPay provides cost-effective, customized solutions to its customers. JetPay has a specific strength in Card-Not-Present transactions, a growing area in the industry. With approximately $17.5 million in revenue in 2011 and approximately 2,600 customers, JetPay was recently honored again as one of the 100 fastest growing companies in Dallas, TX. Trent Voigt, one of JetPay’s founders, currently controls 100% of all three entities. JetPay’s principal executive offices are located at 3361 Boyington Drive, Suite 180, Dallas, Texas, 75006, and its telephone number is (972) 503-8900.

JetPay provides a wide array of transaction processing services:

•	Debit and credit card processing to merchants;

•	Front-and back-end processing;

•	Debit and credit card processing for banks;

•	Wholesale debit and credit card processing to ISOs;

•	Specialized and secure card processing for internet transactions;

•	Specialized card processing for recurring bill payments;

•	High speed network and authorization;

•	ACH processing to merchants;

•	Batch processing;

•	Gift cards;

•	Fraud protection; and

•	Ability to adapt to virtually any website or payment application.

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JetPay has more than two decades of experience in building solutions using tomorrow's technologies. JetPay recognized the need for a payment system built on object-oriented software that can keep pace with rapidly changing processing requirements to provide clients with a competitive marketplace advantage. JetPay combines real-time credit card processing, online payment capabilities and merchant account services into one solution. JetPay operates its own front-end authorizations system, back-end clearing system and settlement system and merchant accounting system. JetPay handles the transactions from end-to-end without third party involvement.

JetPay is comprised of individuals fully conversant in point of sale, or POS, software applications and systems integration, data networking, communications technologies, the card association's (e.g., MasterCard, Visa, Discover, etc.) operating regulations and all other areas of concern that impact the nation's bankcard merchants. JetPay can advise on and deliver the optimal payments acceptance solution to customers in all types of industries, including but not limited to:

•	Retailers;

•	Restaurants;

•	Lodging;

•	Supermarket;

•	C-Store;

•	e-commerce; and

•	Direct marketing.

JetPay can interface with its customers using virtually any device or access point in the market, including but not limited to the following:

•	Electronic terminal;

•	PC;

•	Electronic cash register;

•	POS system;

•	Internet gateway;

•	Merchant host interface; and

•	Mobile technology.

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Geographical Financial Information

While headquartered in Carrolton, Texas, JetPay’s business is national in scope, and it processes transactions for customers throughout the U.S.

Marketing and Sales

JetPay retains its own small combined marketing and sales force. JetPay sells directly to the majority of its merchant and processing customers, as well as its ISO customers. JetPay’s direct sales force focuses on select verticals where JetPay has a significant technology advantage, including internet retailers, recurring billers, technology servicers, travel companies, and others. JetPay also receives significant referral opportunities to whom to sell.

JetPay’s marketing efforts involve:

•	Print advertising in trade and consumer publications;

•	Internet advertising, including viral and social network marketing campaigns;

•	Trade show exhibits; and

•	Bulletins featuring new products and product features.

Independent Sales Organizations.

 JetPay has approximately 65 ISO customers who sell on JetPay’s behalf to traditional retailers, specialty retailers, internet retailers, service companies, technology companies, and others. JetPay’s ISOs have more than 40,000 merchants on JetPay’s system.

Working Capital Practices

JetPay will adopt the working capital practices of UBPS following the Transaction.

Intellectual Property

JetPay has U.S. federal registrations for the following trademarks: JetPay, JetPay Merchant Services, JetPay ISO Services, ETicket2Ecommerce, ETicket to Ecommerce, Standard Payments and Transactional Technologies.

In general, trademarks remain valid and enforceable as long as the marks are used in connection with the related products and services and the required registration renewals are filed. JetPay believes its trademarks have value in the marketing of its products. It is JetPay’s policy to protect and defend its trademark rights.

Facilities

JetPay’s headquarters are located in Carrolton, Texas and consist of approximately 18,700 square feet leased on one floor of a multi-tenant building. The rent is approximately $10,000 per month, on a gross basis. The office lease, as amended, has an initial 56 month term expiring April 30, 2013. JetPay pays an approximately $1,700 per month for their share of operating costs. JetPay retains a small backup center in Sunnyvale, Texas of 1,600 square feet, rented for approximately $8,000 per month from JT Holdings, an entity controlled by Trent Voigt. The terms of the lease are commercial.

JetPay believes that its current office is adequate to meet its needs, and that additional facilities will be available for lease, if necessary, to meet its future needs.

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Employees

As of June 30, 2012, JetPay had 49 employees, all of whom are full-time.

Periodic Reporting and Audited Financial Statements

JetPay will adopt the periodic reporting and financial statement practices of UBPS.

Legal Proceedings

In the normal course of business, JetPay is subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations relating to employment and tax matters. While it is not possible to predict the outcome of these matters, it is the opinion of JetPay’s management, based on consultations with legal counsel, that the ultimate disposition of known proceedings, with the exception of Direct Air, noted below, will not have a material adverse impact on JetPay’s financial condition, results of operations or liquidity.

On or about March 13, 2012 a merchant of JetPay, Direct Air, abruptly ceased operations. As a result, Merrick Bank, JetPay’s sponsor with respect to this particular merchant has incurred chargebacks in excess of $25 million. It is also possible that other chargebacks will be forthcoming as a result of the cessation of business by Direct Air. Under an agreement between Merrick Bank and JetPay, JetPay is obligated to indemnify Merrick for all such chargebacks. JetPay has not completed defending all the chargebacks that it believes to be invalid, so the actual chargeback amount is unknown at this time. The loss is insured through a Chartis Insurance Policy for chargeback loss that names Merrick Bank as the primary insured. The policy has a limit of $25 million. The deductible for the policy is $250,000. This issue has caused JetPay to maintain additional funds on reserve with Merrick Bank pending resolution of the issue. Merrick and JetPay have entered into a Forbearance Agreement pertaining to the Direct Air chargeback issue. The Direct Air situation has also caused other unexpected expenses such as higher professional fees and fees for chargeback processing. Currently all chargebacks are being absorbed by Merrick Bank and therefore are not on the JetPay balance sheet, however JetPay is liable to Merrick Bank under the terms of the agreement between the parties for these chargebacks. As part of the Definitive Agreement between UBPS and JetPay, an escrow account will be created at JPMorgan Chase upon closing into which $20 million of the merger consideration will be deposited, which will be released only upon satisfactory resolution of all liabilities related to Direct Air. See The Acquisition Agreements—The JetPay Escrow Agreement for more details on the Escrow Agreement.

EXECUTIVE OFFICERS, DIRECTORS
AND CORPORATE GOVERNANCE OF JETPAY

Set forth below are the names, ages and positions of each of the executive officers and directors of JetPay

Executive Officers and Directors

Executive Officers

Trent Voigt(49) –Trent is the CEO of each of the JetPay companies, directing the company in the latest technology for the payments industry. In addition to his CEO role, he assists with technical planning and product design, implementation, integration, and project management. Additionally, he develops and maintains relationships with industry leaders. Mr. Voigt was CEO and president of Triumphant Enterprises Inc., an innovative third-party processor since 1990. He has also served as executive vice-president of Vectrix, director of engineering of National Business Systems, and in several senior engineering positions. Trent earned a bachelor of science in computer engineering from Baylor University.

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David Chester (61) – Dave serves as the Chief Operating Officer of the JetPay companies. Dave brings unsurpassed knowledge, strength and a vast understanding of the card and payments industry, making him unequally qualified to lead JetPay's business development group. His most recent position was President of Central Atlantic Merchant Services Inc., a subsidiary of Susquehanna Bank. Dave has close to 30 years of payment processing experience from check guarantee in the early 80's to a processing ISO in the 90's.As former Vice President of National and Regional Sales Manager for First National Bank of Omaha's merchant division and Vice President of National Sales at National Processing Company (NPC) in Louisville KY, Dave has developed many long lasting relationships with National Retailers, Direct Marketers, E-commerce merchants, and National Catalogers coast to coast.

Michael Gage (51) - Michael Gage, Chief Financial Officer, leads the Financial, Merchant Underwriting and Risk Operations for the JetPay companies. Michael brings 25 years of Corporate Accounting experience to JetPay. The last 15 years Michael has held positions as a Controller and CFO within the payments vertical. This experience gained Michael extensive operational and financial experience, which allows JetPay to develop and maintain successful financial operations today and in the future. Previously, Michael worked with Trent Voigt in Triumphant Enterprises in the 1990s.

JetPay’s board of directors consists of the following members: Mr. Trent Voigt and Mrs. Sue-Lynn Voigt.

Code of Ethics

JetPay will adopt the UBPS’s Code of Ethics upon consummation of the transaction.

Conflicts of Interest

JetPay will adopt UBPS’s Conflicts of Interest Policy upon consummation of the transaction.

SELECTED HISTORICAL FINANCIAL INFORMATION OF EMS

(In $000’s)

EMS is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. The following selected consolidated financial information of EMS as of and for the six months ended June 30, 2012 and 2011, has been derived from EMS’ reviewed financial statements for 2012, which are included in this proxy statement. The consolidated financial information of EMS as of and for the fiscal years ended December 31, 2011, 2010 and 2009, has been derived from EMS’s audited financial statements for those years, which have been provided in this proxy statement. EMS’s results for 2008 and 2007 are derived from EMS’ audited financial statements for those years, which are not included in this proxy statement.

The information set forth below is only a summary and is not necessarily indicative of the results of future operations of EMS or the combined company, and you should read the following information together with EMS’ audited consolidated financial statements, the notes related thereto and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement.

	As of and for the		As of and for the Years Ended December 31
	Six Months Ended
	June 30,	June, 30
	2012	2011	2011	2010	2009	2008	2007
Income Statement Data:
Total Revenues	$22,735	$20,198	$39,958	$33,817	$28,408	$29,735	$32,165
Total Expenses	$18,524	$16,336	$33,776	$31,165	$27,754	$28,155	$30,766
Net Income	$4,211	$3,862	$6,182	$2,652	$654	$1,580	$1,399

Selected Balance Sheet Data:
Total Assets	$16,709	$14,467	$15,208	$14,864	$13,822	$16,274	$17,266
Total Liabilities	$7,496	$6,291	$6,712	$7,831	$7,483	$7,831	$7,831
Capital	$9,213	$8,176	$8,496	$7,033	$6,339	$9,623	$9,336
Total Liabilities and Capital	$16,709	$14,467	$15,208	$14,864	$13,822	$16,274	$17,266

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Management’s Discussion and Analysis
of Financial Condition and Results of Operations

Components of Revenues and Expenses

Revenues

EMS’s revenues fall into three categories: processing revenue, equipment sales, and interest and other income.

EMS’s processing revenues consist of billings to its merchant customers, net of the related interchange costs paid to card issuing banks. Merchant billings primarily consist of discount fees, which are a percentage of the dollar amount of each credit or debit transaction. EMS derives the balance of its merchant billings from a variety of fixed transaction or service fees, including fees for monthly minimum charge volume requirements, statement fees, annual fees, payment card industry compliance fees, ancillary products, per-transaction fees for the authorization and settlement of transactions, and fees for other miscellaneous services, such as handling charge-backs. Interchange costs are set by the card networks, and are paid based upon a percentage of transaction amounts and / or a fixed price per transaction.

EMS refers to the ratio of processing revenues to the dollar amount of card transactions processed as the “margin.” If margin increases, processing revenues will tend to increase accordingly. Further, both the number of merchants who process transactions, and the average dollar amount of transactions processed per merchant will impact the total transaction volume, and thus the total processing revenues. As such, growth in EMS’s merchant count and / or growth in the same store transaction volume will also drive EMS’s processing revenue growth.

Equipment sales include revenues from the sale, rental and deployment of bankcard and check processing terminals. Equipment revenues are recorded at the time of shipment, or the provision of service. Substantially all of EMS’s equipment sales result from capitalized “sales type leases” under GAAP. Equipment sales tend to grow when more new merchant accounts are established.

Other revenues consist of gift and loyalty card fees, leasing fees and other miscellaneous revenue. These revenues tend to grow with EMS’s overall revenue growth. Revenues are recorded at the time service is provided. Interest income primarily results from the interest collected on EMS’s sales type lease transactions, along with interest collected from EMS’s agent loan program. These revenues will vary depending upon EMS’s investment in sales type leases and notes receivable.

Expenses

The most significant component of operating expenses is commission expense, which includes both residual commissions and amortization of customer acquisition costs.

Residual commissions paid to agents, based upon a percentage of the net revenues EMS generates from their merchant referrals, are expensed at the time transactions are processed. These expenses vary directly with processing revenue.

Customer acquisition costs, consisting of commissions, bonuses or other variable compensation paid to partners, agents or employees in connection with the submission of a new account application, are capitalized under GAAP and amortized over the expected life of the merchant contract. Customer acquisition costs change based on corresponding increases or decreases in EMS’s new merchant account applications.

Assessments and processing costs include assessment fees payable to card associations, which are generally a percentage of card volume, and bank sponsorship costs and other third-party processing costs, which are largely based upon transaction counts.

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Payroll expense is largely fixed in nature, but tends to increase with inflation.

General and administrative expenses include fixed costs such as occupancy and office costs, outside services, and depreciation and amortization expense, which is recognized on a straight-line basis over the estimated useful life of the assets. General and administrative expenses also include charge-back losses, which vary over the long term based upon transaction volume processed by EMS’s merchants, but can vary from period to period depending upon specific events in that period.

The cost of equipment sales varies with changes in the equipment sales revenues.

Interest expense is related to EMS’s lines of credit for short-term operating capital needs. This expense varies with overall interest rate trends.

Results of Operations

(Dollar amounts in thousands)

	Year Ended December 31,			Six Months Ended June 30,
	2011	2010	2009	2012	2011
Revenues:
Processing fees	36,901	30,561	24,524	20,984	18,721
Equipment sales	1,600	1,568	1,907	887	740
Other fees	1,144	1,234	1,248	709	577
Interest income	314	455	729	155	160
Total revenues	39,959	33,817	28,408	22,735	20,198

Costs and expenses:
Assessments & processing costs	6,900	6,914	6,036	3,840	3,476
Cost of equipment sales	799	973	912	491	379
Payroll & related expenses	9,651	9,530	9,028	5,060	4,481
Commissions	9,796	7,695	6,506	6,341	4,772
General & administrative	6,333	5,682	4,960	2,562	3,073
Interest expense	141	229	213	59	75
Total costs and expenses	33,620	31,023	27,655	18,353	16,256

Net Income	6,339	2,794	753	4,382	3,942

Non-controlling interest	157	142	99	171	80

Net Income attributable to EMS	6,182	2,652	654	4,211	3,862

Comparison of years ended December 31, 2011 and December 31, 2010

EMS’s processing revenues increased from $30,561 in 2010 to $36,901 in 2011, or 20.7%, driven by an increase in average bank card volume per merchant from $94 in 2010 to $103 in 2011, or 9.2%, and a margin (processing revenues divided by bank card volume) increase from 1.8% in 2010 to 2.2% in 2011, or 22.0%, which was attributable to a rate increase EMS instituted in 2010, offset by a decrease of 9.4% in average merchant count from 17,900 in 2010 to 16,200 in 2011. Other fee revenues and interest income declined principally due to a decline in sales-type lease accounts receivable year over year from $2,437 in 2010 to $1,976 in 2011, or 18.9%, consistent with EMS’s strategy to increase agent sales (the agent community did not generally take advantage of EMS’s sales type lease program).

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Commission expense increased from $7,695 in 2010 to $9,796 in 2011, or 27.3%, driven primarily by agent residual commissions, which increased both from the increase in processing revenue, and from an increase in EMS’s bank card volume from merchants referred by agents from $1,024,904 in 2010 to $1,145,393 in 2011, or 11.8%.The commission expense increase was offset by a decline in amortization of customer acquisition costs resulting from a change to EMS’s commission program in 2010. Assessments and processing costs declined as a percentage of EMS’s revenues as a result of the fixed nature of the processing costs.

General and Administrative expenses increased from $5,682 in 2010 to $6,333 in 2011, or 11.4%, due to the opening of a new sales office in Phoenix, to the institution of a new merchant data breach insurance program in 2010 and to additional legal and professional expenses not related to the operation of EMS’s business. This increase was offset by lower charge-back losses in 2011.

As a result of the foregoing, net income increased from $2,652 in 2010 to $6,182 in 2011, or 133.1%.

Comparison of years ended December 31, 2010 and December 31, 2009

EMS’s processing revenues increased from $24,524 in 2009 to $30,561 in 2010, or 24.6%, driven by an increase in average merchant count from 17,000 in 2009 to 17,900 in 2010, or 5.7%, and an increase in average bank card volume per merchant from $92 in 2009 to $94 in 2010, or 3.0%, coupled with rate increases in 2010, which boosted the margin from 1.6% in 2009 to 1.8% in 2010, or 14.5% . Other fee revenues and interest income declined principally due to a decline in sales-type lease accounts receivable year over year from $3,901 in 2009 to $2,437 in 2010, or 37.5%.

Commission expense increased from $6,506 in 2009 to $7,596 in 2010, or 16.8%, driven primarily by agent residual commissions, which increased both from the increase in processing revenue, and from an increase in EMS’s bank card volume from merchants referred by agents from $836,146 in 2009 to $1,024,904 in 2010, or 22.6%. Assessments and processing costs increased 14.6%, but actually declined as a percentage of EMS’s revenues as a result of the fixed nature of the processing costs.

General and Administrative expenses increased from $4,960 in 2009 to $5,682 in 2010, or 14.6%, partially due to higher charge-back losses and partially due to additional legal and professional expenses not related to the operation of EMS’s business.

As a result of the foregoing, net income increased from $654 in 2009 to $2,652 in 2010, or 305.5%.

Comparison of six months ended June 30, 2012 and June 30, 2011

EMS’s processing revenues increased from $18,721 in 2011 to $20,984 in 2012, or 12.1%, driven by an increase in average bank card volume per merchant from $50 in 2011 to $56 in 2012, or 11.4%, and a margin increase from 2.3% in 2011 to 2.4% in 2012, or 3.9%, offset by a decrease in average merchant count from 16,400 in 2011 to 15,900 in 2012, or 3.2%. Other revenues increased due to an increase in BizFunds, LLC revenues. This was driven by an increase in merchant accounts receivable purchased by BizFunds, LLC of 54.5% from $401 at June 30, 2011 to $620 at June 30, 2012.

Commission expense increased from $4,772 in 2011 to $6,341 in 2012, or 32.9%, driven primarily by agent residual commissions, which increased both from the increase in processing revenue, and from an increase in EMS’s bank card volume from merchants referred by agents from $550,552 in 2011 to $629,732 in 2012, or 14.4%. Assessments and processing costs remained relatively steady as a percentage of EMS’s revenues.

General and Administrative expenses declined from $3,073 in 2011 to $2,562 in 2012, or 16.6%, due to favorable comparisons to the 2011 period in outside service fees, travel and entertainment expenses, advertising and other expenses, offset by an increase in bad debt expense. Payroll expenses increased with inflation, and due to a change in the sales compensation program. The non-controlling interest adjustment increased due to the increase in net income from EMS’s BizFunds, LLC unit.

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As a result of the foregoing, net income increased from $3,862 in 2011 to $4,211 in 2012, or 9.0%.

Liquidity and Capital Resources

As of June 30, 2012, December 31, 2011 and 2010, EMS had cash and cash equivalents of approximately $4.1 million, $2.5 million, and $1.6 million respectively, of which $2.1 million, $0.9 million and $0.6 million respectively was restricted cash. The increase in restricted cash at June 30, 2012 was a result of funding related to the increase in the unsettled merchant liability.

EMS expects that its cash flow from operations and proceeds from borrowings under EMS’s lines of credit will be its primary sources of liquidity and will be sufficient to fund EMS’s cash requirements for the next twelve months. See “Contractual Obligations” below for a description of future required uses of cash.

EMS has approximately $8.7 million of availability on its lines of credit as of June 30, 2012. The terms of EMS’s debt contain various nonfinancial and financial covenants, with which EMS were in compliance.

Operating activities

Net cash provided by EMS’s operating activities was $7.1 million, $8.6 million, and $3.6 million during the six months ended June 30, 2012, and the years ended 2011 and 2010, respectively. Major differences between EMS’s net income and cash provided by operating activities are typically depreciation and amortization, along with the timing differences between when EMS recognizes revenues and expenses and when those revenues and expenses are collected or paid. Differences between the timing of the payment of customer acquisition costs and the amortization of those costs also typically account for another material difference. During 2010 and 2011 while EMS’s investment in sales type leases was declining; the collections of those accounts added $1.7 million and $0.5 million respectively to cash flow from operating activities, net of new sales. There were not significant declines in 2012. During the six months ended June 30, 2012, cash flow from operations was increased approximately $1.0 million due to an increase in the unsettled merchant liability. EMS transferred this cash to restricted accounts.

Investing activities

EMS’s net cash used in investing activities was $0.5 million, $1.1 million, and $2.0 million during the first six months of 2012, calendar 2011 and 2010 respectively. Net cash used in investing activities consisted of property and equipment expenditures, terminal equipment licensed to merchants under EMS’s terminal placement program, merchant portfolio purchases, and the funding of EMS’s agent loan program. EMS currently has no material capital spending or purchase commitments, but expects to continue to engage in capital spending in the ordinary course of business.

Financing activities

EMS used cash for financing activities of $5.0 million, $6.5 million, and $1.7 million during the first six months of 2012, calendar 2011 and 2010 respectively, consisting of borrowings and repayments on EMS’s lines of credit, distributions to EMS’s shareholders, and distributions to the other members of EMS’s BizFunds, LLC unit.

Critical Accounting Policies

Reserve for Charge-back Losses

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s bank and charged to the merchant. If the merchant has inadequate funds, EMS must bear the credit risk for the full amount of the transaction. EMS evaluates the risk for such transactions and estimates the potential loss for chargebacks based primarily on historical experience and records a loss reserve accordingly. EMS believes its reserve for chargeback losses is adequate to cover both the known probable losses and the incurred but not yet reported losses as of the balance sheet dates.

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Unsettled Merchant Accounts

In certain cases, EMS withholds funds payable to merchants while it verifies transaction activity. In other cases, EMS withholds funds payable to merchants in order to provide a reserve fund for potential merchant chargeback losses. In each case, EMS records an unsettled merchant account liability for the amounts payable to the merchants. EMS also establishes cash reserves in segregated reserve bank accounts, which are classified as restricted cash on EMS’s balance sheets.

Deferred Revenue

EMS’s BizFunds, LLC unit purchases merchant credit card receivables at a discount. The discount is recorded as a deferred revenue liability and the revenue is recognized as the receivables are collected.

Seasonality

EMS’s revenues and earnings are impacted by the volume of consumer usage of credit and debit cards at the point of sale. For example, EMS experiences increased point of sale activity during the summer months (the second and third quarters). Revenues during the first quarter tend to decrease in comparison to the remaining three quarters of EMS’s fiscal year on a same store basis.

Off-Balance Sheet Arrangements

EMS does not have transactions, arrangements and other relationships with unconsolidated entities that are reasonably likely to affect EMS’s liquidity or capital resources. EMS has no special purpose or limited purpose entities that provide off-balance sheet financing, liquidity or market or credit risk support, engage in leasing, hedging, research and development services, or other relationships that expose EMS to liability that is not reflected on the face of the financial statements.

Contractual Obligations

EMS’s material contractual obligations which will impact EMS’s cash flows in future periods are EMS’s lines of credit (which mature in October, 2012), and EMS’s operating lease commitments, which are summarized in note 8 to EMS’s financial statements.

Table of Contractual Obligations

(In $000’s)

	Total	Less than 1 year	1–3 years	3–5 years	More than 5 years
Long-Term Debt Obligations (2)	2,331	2,331	-	-	-
Capital Lease Obligations	-	-	-	-	-
Operating Lease Obligations (3)	980	670	310	-	-
Purchase Obligations	-	-	-	-	-
Other Long-Term Liabilities Reflected on the Registrant's Balance Sheet under GAAP	36	36	-	-	-
Total	3,347	3,037	310	-	-

(1)  assuming the starting date is the June 30, 2012 balance sheet date.

(2)  EMS’s balance sheet is non-classified, so there is no “long term” or “short term.”  Amounts listed are payable to Charter One.

(3)  Only real estate operating leases are scheduled, data from footnote no. 8

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Effects of Inflation

EMS’s monetary assets, consisting primarily of cash and receivables, are not significantly affected by inflation. EMS’s non-monetary assets, consisting primarily of intangible assets, are not affected by inflation. EMS believes that replacement costs of equipment, furniture and leasehold improvements will not materially affect EMS’s operations. However, the rate of inflation affects EMS’s expenses, such as those for employee compensation and other operating expenses, which may not be readily recoverable in the price of services offered by EMS. The rate of inflation can also affect EMS’s revenues by affecting EMS’s merchant charge volume and corresponding changes to processing revenue.

Legal Proceedings

In the normal course of business, EMS is subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations relating to employment and tax matters. While it is not possible to predict the outcome of these matters, it is the opinion of EMS’s management, based on consultations with legal counsel, that the ultimate disposition of known proceedings will not have a material adverse impact on EMS’s financial condition, results of operations or liquidity.

EMS’S BUSINESS

Company Background

Francis David Corporation d/b/a Electronic Merchant Systems was incorporated in Ohio in September, 1987. BizFunds, LLC an entity that is currently 40% controlled by EMS, is an Ohio limited liability company formed in October, 2007. EMS became a registered ISO with MasterCard and Visa in 1997. EMS sells debit and credit card processing services, sells and leases payment terminals, provides gift and loyalty cards, offers web hosting and provides cash advances and other services to small business throughout the US through a combined sales force of its own direct force of approximately 144 sales and support personnel as well as approximately 172 active independent agents. EMS is concentrated with 9 sales offices primarily in the Eastern US. EMS specializes in assisting smaller businesses increase their revenue and attract new customers as well as meeting their payment processing needs. As of June 30, 2012, EMS served over 16,000 merchants with annual transaction volume of $2.1 billion. EMS had $40.0 million in revenues in 2011 and a revenue growth rate of 20% from 2009-2011. EMS’s founder and chairman is James Weiland, who owns a controlling interest in both entities. EMS’s principal executive offices are located at 5005 Rockside Road, Penthouse 100, Independence, Ohio 44131, and its telephone number is (216) 524-0900.

EMS provides a wide array of small business services, including the following:

•	Debit and credit card processing to merchants;
•	Sales and leasing of point-of-sale terminals and systems;
•	Web hosting and shopping cart management;
•	Gift and loyalty cards;
•	Advances against future credit and debit card receipts;
•	PCI compliance and protection;
•	Terminal supplies and repairs;
•	Mobile payments;
•	Check processing; and
•	Payment gateways and online shopping carts.

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EMS has more than twenty five years of experience in providing business solutions to small businesses. EMS assists small businesses in improving the bottom line, whether by increasing revenues through web hosting, gift and loyalty cards or saving the business money with efficient credit and debit card, check, and ACH processing.

EMS’s growing sales and agent network serves more than 16,000 small businesses in a wide variety of industries and verticals including:

•	Retailers;
•	Restaurants;
•	Lodging;
•	Services;
•	C-Store; and
•	Health Care;

EMS can provide virtually any device or access point in the market:

•	Electronic terminal;
•	PC;
•	Electronic cash register;
•	POS system;
•	Internet gateway;
•	Merchant host interface; and
•	Mobile technology.

Sales, Marketing and Distribution

EMS focus is as a sales engine. The company has been built and managed with sales and service of customers to be its core mission. As of July 27, 2012, EMS had approximately 144 of its approximately 247 employees dedicated to sales and sales support. During the twelve months ended June 30, 2012, EMS generated in excess of 7,200 applications for new merchant accounts. The company utilizes three main sales channels – direct sales, independent agents, and referral partners.

Direct Sales

EMS employs a sales training program that is designed to quickly identify good sales people and provide them with the tools and incentives to win in the market. The direct sales force is managed out of 9 sales offices, in eight cities – Cleveland, Chicago, Pittsburgh, Boston, Phoenix, Atlanta, Baltimore, and Tampa. Each office includes a sales manager, a telemarketing team that develops leads and sets appointments, and direct sales people, who follow-up on the leads and cold call. EMS believes that its sales process thrives best with in-person contact, providing better and more loyal customers. EMS utilizes some of the latest tools to manage and motivate its sale force, including an innovative program using an internal Twitter account to communicate successes immediately to its sales team. EMS anticipates opening approximately 2-3 new offices each year to extend its model and augment its growth.

Agent Sales

EMS has a network of more than 200 independent agents in 39 states and the U.S. Virgin Islands, of which approximately 172 referred EMS new merchant applications during the twelve months ended June 30, 2012. Six of the top ten producing agents are exclusive agents of EMS. These agents appreciate the tools that EMS provides and the sales and customer assistance that only a high-quality provider can support. EMS also has a program that allows its direct sales people to eventually become independent agents, which assists EMS in attracting better sales candidates.

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Referral Sales

 EMS also has approximately 54 referral agents, who earn residual payments for referring business to EMS that is then closed by an independent agent, EMS’s direct sales force or its in-house telemarketing team. Of those, approximately 23 referred EMS new merchant applications during the 12 months ended June 30, 2012. These referral agents include approximately 25 financial institutions, which use EMS to fill a gap in their small business product lines because of EMS’s approach to the market, expertise, and service.

Marketing

EMS retains its own sizeable marketing team to perform two functions – supporting EMS and its customers. EMS’s marketing efforts to support sales include traditional channels as detailed below. EMS’s marketing unit also supports its customers to help them increase revenues, including design and management of hosted web sites and sales programs, design and management of gift and loyalty programs, etc.

EMS’s sales support marketing efforts involve:

•	Print advertising in trade and consumer publications;
•	Internet advertising, including viral and social network marketing campaigns;
•	Trade show exhibits; and
•	Bulletins featuring new products and product features.

Intellectual Property

EMS has U.S. federal registrations for the following trademarks: LeaseMax, Electronic Merchant Systems, First Hudson Leasing and BizFunds.

In general, trademarks remain valid and enforceable as long as the marks are used in connection with the related products and services and the required registration renewals are filed. EMS believes its trademarks have value in the marketing of its products. It is EMS’s policy to protect and defend its trademark rights.

Facilities

EMS’s headquarters are located in Independence, Ohio and consist of approximately 30,893 square feet leased on three floors of a multi-tenant building. Rent and other charges are approximately $55,000 per month. The office lease, as amended, expires on May 30, 2013. EMS has approximately 21,500 square feet of additional office space in its 8 other offices, at a cost of approximately $38,000 per month.

EMS believes that its current office is adequate to meet its needs other than when it seeks to open new offices, which are generally approximately 2,700 square feet in size. EMS believes that additional facilities will be available for lease, if necessary, to meet its future needs.

Employees

As of July 27, 2012, EMS had 274 employees.

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EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE OF EMS

Set forth below are the names, ages and positions of each of the executive officers and directors of EMS:

Executive Officers and Directors

James Weiland –James Weiland has served as Chairman and as a member of the Board of Directors of EMS since 1999.  Mr. Weiland and certain members of his family founded EMS in 1987, and Mr. Weiland has served EMS in numerous capacities since that time.  Mr. Weiland founded Bizfunds, LLC and has served as a manager since its inception in 2007.  Mr. Weiland also has served as President and as a member of the Board of Directors of EMS Advertising and Promotions, Inc. since its inception in 2008.  In his personal time, Mr. Weiland is the President and a member of the Board of Directors of The JFW Foundation, Inc., a non-profit Section 501(c)(3) organization whose principal purpose is to provide support for and funding to children that are severely ill or that have life threatening illnesses.

Daniel Neistadt – Daniel J. Neistadt  has been President and Chief Executive Officer of EMS since December 2007. Immediately prior to joining EMS, Mr. Neistadt owned a consulting practice. Mr. Neistadt worked for KeyBank USA for 35 years, holding officer positions in retail banking, financial planning and control and Bank Systems Association, a KeyBank subsidiary. Mr. Neistadt retired from KeyBank in 2005, holding the position of Executive Vice President, Consumer Payment Sales and Electronic Banking. Mr. Neistadt has been a board member of the Electronic Funds Transactions Association, past president of the Electronic Transactions Association, the industry trade association, and served on several MasterCard advisory boards, including the International Deposit Access Committee.

Paul O’Neil – Paul A. O’Neil has been the Chief Financial Officer of EMS since September 2010.  Mr. O’Neil has been the sole member of Palieno Financial, LLC, a financial consulting organization, since July 2002.  Mr. O’Neil was Chief Financial Officer of InvestLinc Group, LLC of Chagrin Falls, Ohio, a privately held financial services and private equity firm, from October 2008 through December 2009, Chief Financial Officer of Marous Development LLC, a privately held real estate development company, from 2004 through 2008, and Chief Financial Officer of Boykin Lodging Company, a Real Estate Investment Trust traded on the New York Stock Exchange which owned hotels and resorts nationwide, from 1994 through 2002.  Prior to 1994, Mr. O’Neil spent 15 years with a Big 4 Public Accounting firm in audit, tax and consulting roles.  Mr. O’Neil is a member of the American Institute of Certified Public Accountants.

EMS’s board of directors consists of Mr. Weiland, Mr. Neistadt and Shannon Weiland (spouse of Mr. Weiland).

Code of Ethics

EMS will adopt the UBPS’s Code of Ethics upon consummation of the transaction.

Conflicts of Interest

EMS will adopt UBPS’s Conflicts of Interest Policy upon consummation of the transaction.

SELECTED HISTORICAL FINANCIAL INFORMATION OF AD COMPUTER

(In $000’s)

AD Computer is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. The following selected financial information of AD Computer as of and for the six months ended June 30, 2012 and 2011, has been derived from AD Computer’s reviewed financial statements for 2012 and for 2011, which are included in this proxy statement. The financial information of AD Computer as of and for the calendar years ended December 31, 2011, 2010, 2009 and 2008, has been derived from AD Computer’s audited financial statements for those years, which are included in this proxy statement. AD Computer’s results for 2007 are derived from AD Computer’s audited financial statements for that year, which are not included in this proxy statement.

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The information set forth below is only a summary and is not necessarily indicative of the results of future operations of AD Computer or the combined company, and you should read the following information together with AD Computer’s audited financial statements, the notes related thereto and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement/prospectus.

	As of and for the
	Six Months Ended			As of and for the Years Ended December 31
	June 30,	June, 30
	2012	2011	2011	2010	2009	2008	2007
Income Statement Data:
Total Revenues	$5,388	$5,294	$11,015	$10,723	$10,318	$10,806	$11,061
Total Expenses	$4,666	$4,167	$10,951	$10,575	$10,106	$10,596	$9,765
Net Income	$722	$1,127	$64	$148	$212	$210	$1,296

Selected Balance Sheet Data:
Current Assets	$2,492	$2,999	$3,089	$3,029	$2,251	$2,226	$2,102
Other Assets	$705	$479	$451	$475	$525	$597	$693
Total Assets	$3,197	$3,478	$3,540	$3,504	$2,776	$2,823	$2,795
Current Liabilities	$1,084	$908	$2,032	$1,860	$1,055	$1,076	$1,178
Long-Term Liabilities	$-	$-	$-	$-	$-	$-	$-
Capital	$2,113	$2,570	$1,508	$1,644	$1,721	$1,747	$1,617
Total Liabilities and Capital	$3,197	$3,478	$3,540	$3,504	$2,776	$2,823	$2,795

SELECTED HISTORICAL FINANCIAL INFORMATION OF PTFS

PTFS is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. The following selected financial information of PTFS as of and for the six months ended June 30, 2012 and 2011, has been derived from PTFS’s reviewed financial statements for 2012 and 2011, which are included in this proxy statement. The financial information of PTFS as of and for the calendar years ended December 31, 2011, 2010, 2009 and 2008, has been derived from PTFS’s audited financial statements for those years, which are included in this proxy statement. PTFS’s results for 2007 are derived from PTFS’s audited financial statements for that year, which are not included in this proxy statement.

The information set forth below is only a summary and is not necessarily indicative of the results of future operations of PTFS or the combined company, and you should read the following information together with PTFS’s audited financial statements, the notes related thereto and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement.

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	As of and for the
	Six Months Ended			As of and for the Years Ended December 31
	June 30,	June, 30
	2012	2011	2011	2010	2009	2008	2007
Income Statement Data:
Total Revenues	$1,420	$1,386	$2,757	$2,727	$2,755	$3,426	$3,920
Total Expenses	$1,247	$1,113	$2,681	$2,691	$2,666	$3,286	$3,863
Net Income	$173	$273	$76	$56	$89	$140	$57

Selected Balance Sheet Data:
Current Assets	$55,768	$47,250	$50,238	$41,394	$40,803	$44,600	$52,471
Other Assets	$-	$-	$-	$-	$-	$-	$-
Total Assets	$55,768	$47,250	$50,238	$41,394	$40,803	$44,600	$52,471
Current Liabilities	$55,323	$46,736	$49,921	$41,104	$40,513	$44,344	$52,291
Long-Term Liabilities	$30	$30	$30	$30	$30	$30	$30
Capital	$415	$484	$287	$260	$260	$226	$150
Total Liabilities and Capital	$55,768	$47,250	$50,238	$41,394	$40,803	$44,600	$52,471

THE ADC ENTITIES’ BUSINESS

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview

AD Computer serves approximately 4,800 clients and has focused on providing customized payroll solutions tailored to the specific needs of its clients. The needs of most clients are met through the many options and reporting capabilities available in its standard comprehensive system. For the more complex clients, numerous custom interfaces have been developed to integrate with general ledger systems, time and attendance systems and other in-house HR systems. AD Computer’s business strategy is focused on achieving strong long-term financial performance by providing high-quality, timely, accurate, and affordable services while steadily growing its client base.

A related company, PTFS, prepares, processes and files tax deposits and required federal, state and local payroll tax returns exclusively for clients of AD Computer. Approximately 4,400 clients of AD Computer use the services of PTFS. A separate trust account is maintained by PTFS, which is reconciled on a daily basis. PTFS is focused on continuing to grow its client base by providing a comprehensive solution to the tax filing and deposit requirements in a complex regulatory environment.

Revenues

The majority of AD Computer’s revenue is derived from its payroll processing operations, which includes the calculation, preparation, collection and delivery of employer payroll obligations and the production of internal accounting records and management reports. AD Computer experiences increased revenues at calendar year-end due to additional employer annual processing and filing requirements.

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PTFS pays a portion of the fees it earns to AD Computer. In exchange for these fees, AD Computer provides PTFS with all of its clients and all of the information necessary to prepare tax deposits and filings. The fee payable by PTFS to AD Computer was equal to 50% of all fees collected by PTFS through December 31, 2010 and 45% thereafter.

The majority of PTFS’s revenue is derived from fee income as a result of the preparation of federal, state and local payroll tax returns and the collection and remittance of clients’ payroll tax obligations. PTFS experiences increased revenues at calendar year-end due to additional employer annual filing requirements.

PTFS’s trust account earnings represents the interest earned on the daily trust fund balance. This amount can fluctuate throughout the year based on the amount held in trust and changes in the corresponding applicable interest rate.

Expenses

The most significant component of AD Computer’s operating expenses is payroll and related expenses. Payroll expense is largely fixed in nature, but tends to increase with capacity levels and inflation. A significant component of payroll expense represents shareholder bonuses, which are reflected in the year-end results of operations.

Another significant component of AD Computer’s operating expenses is cost of goods sold, which is primarily comprised of the direct expenses of the various payroll-processing departments within AD Computer. These expenses vary directly with payroll processing revenue.

AD Computer’s general and administrative expenses include items such as delivery, outside services, rent, office expense, insurance, sales and marketing, professional services and other costs incurred to support its business.

PTFS’s significant operating expenses are split between outside services and payroll and related expenses. Outside services represent the fees paid to AD Computer in exchange for all of PTFS’ clients and all the information necessary to prepare tax deposits and filings. Payroll expense is largely fixed in nature, but tends to increase with inflation. A significant component of payroll expense represents shareholder bonuses, which are reflected in the year-end results of operations.

PTFS’s general and administrative expenses include items such as office expense, computer program costs, insurance, professional services and other costs incurred to support its business.

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Results of Operations (Dollar amounts in thousands)

AD Computer

	Year Ended December 31,			Six Months Ended June 30,
	2011	2010	2009	2012	2011
Revenues:
Payroll processing	$9,793	$9,443	$9,057	$4,776	$4,676
Fee income from PTFS	1,138	1,189	1,164	577	571
Other income	84	91	97	35	47
Total revenues	11,015	10,723	10,318	5,388	5,294

Costs and expenses:
Cost of goods sold	4,295	4,173	4,098	2,223	2,090
Payroll & related expenses	5,544	5,285	4,983	1,696	1,597
General & administrative	1,112	1,117	1,025	747	480
Total costs and expenses	10,951	10,575	10,106	4,666	4,167

Net Income	$64	$148	$212	$722	$1,127

Comparison of years ended December 31, 2011 and December 31, 2010

AD Computer’s payroll processing revenues increased from $9,443,000 in 2010 to $9,793,000 in 2011, or 3.7%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Fees received from PTFS decreased from $1,189,000 in 2010 to $1,138,000 in 2011, or 4.3%, due primarily to AD Computer’s reduced share of PTFS fees from 50% in 2010 to 45% in 2011, offset partially by an increase in the overall fees earned by PTFS.

AD Computer’s cost of goods sold, which varies directly with payroll processing fees, increased from $4,173,000 in 2010 to $4,295,000 in 2011, or 2.9%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Payroll and related expenses increased from $5,285,000 in 2010 to $5,544,000 in 2011, or 4.9%, due primarily to increased compensation and benefit costs. General and administrative expense remained relatively unchanged from 2010 to 2011.

Comparison of years ended December 31, 2010 and December 31, 2009

AD Computer’s payroll processing revenues increased from $9,057,000 in 2009 to $9,443,000 in 2010, or 4.3%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Fees received from PTFS increased from $1,164,000 in 2009 to $1,189,000 in 2010, or 2.1%, due primarily to an increase in the overall fees earned by PTFS.

AD Computer’s cost of goods sold, which varies directly with payroll processing fees, increased from $4,098,000 in 2009 to $4,173,000 in 2010, or 1.8%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Payroll and related expenses increased from $4,983,000 in 2009 to $5,285,000 in 2010, or 6.1%, due primarily to increased compensation and benefit costs. General and administrative expense increased from $1,025,000 in 2009 to $1,117,000 in 2010, or 9.0%, due primarily to increased automobile expenses, maintenance and repairs and professional fees.

Comparison of six months ended June 30, 2012 and June 30, 2011

AD Computer’s payroll processing revenues increased from $4,676,000 in 2011 to $4,776,000 in 2012, or 2.1%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Fees received from PTFS remained relatively unchanged from 2011 to 2012.

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AD Computer’s cost of goods sold, which varies directly with payroll processing fees, increased from $2,090,000 in 2011 to $2,223,000 in 2012, or 6.4%, due primarily to increased payroll processing as a result of steady, organic growth in its client base. Payroll and related expenses increased from $1,597,000 in 2011 to $1,696,000 in 2012, or 6.2%, due primarily to increased compensation and benefit costs. General and administrative expense increased from $480,000 in 2011 to $747,000 in 2012, or 55.6%, due primarily to increased professional fees and depreciation expense.

PTFS

	Year Ended December 31,			Six Months Ended June 30,
	2011	2010	2009	2012	2011
Revenues:
Fee income	$2,454	$2,354	$2,265	$1,271	$1,206
Trust account earnings	299	384	479	147	178
Other income	4	9	11	2	2
Total revenues	2,757	2,747	2,755	1,420	1,386

Costs and expenses:
Outside services	1,138	1,189	1,164	577	571
Payroll & related expenses	1,209	1,156	1,150	410	386
General & administrative	331	343	349	258	154
Interest expense	3	3	3	2	2
Total costs and expenses	2,681	2,691	2,666	1,247	1,113

Net Income	$76	$56	$89	$173	$273

Comparison of years ended December 31, 2011 and December 31, 2010

PTFS’s fee income increased from $2,354,000 in 2010 to $2,454,000 in 2011, or 4.2%, due primarily to steady, organic growth in its client base. Trust account earnings decreased from $384,000 in 2010 to $299,000 in 2011, or 22.1%, due primarily to the declining interest-rate environment.

PTFS’s outside services expense decreased from $1,189,000 in 2010 to $1,138,000 in 2011, or 4.3%, due primarily to AD Computer’s reduced share of PTFS fees from 50% in 2010 to 45% in 2011, offset partially by PTFS’s increased fee income. Payroll and related expenses increased from $1,156,000 in 2010 to $1,209,000 in 2011, or 4.6%, due primarily to increased compensation and benefit costs. General and administrative expense decreased from $343,000 in 2010 to $331,000 in 2011, or 3.5%, due primarily to decreased computer programming costs, offset partially by increased office expense.

Comparison of years ended December 31, 2010 and December 31, 2009

PTFS’s fee income increased from $2,265,000 in 2009 to $2,354,000 in 2010, or 3.9%, due primarily to steady, organic growth in its client base. Trust account earnings decreased from $479,000 in 2009 to $384,000, or 19.8%, due primarily to the declining interest-rate environment.

PTFS’s outside services expense increased from $1,164,000 in 2009 to $1,189,000 in 2010, or 2.1%, due primarily to increased fee income. Payroll and related expenses and general and administrative expense remained relatively unchanged from 2009 to 2010.

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Comparison of six months ended June 30, 2012 and June 30, 2011

PTFS’s fee income increased from $1,206,000 in 2011 to $1,271,000 in 2012, or 5.4%, due primarily to steady, organic growth in its client base. Trust account earnings decreased from $178,000 in 2011 to $147,000 in 2012, or 17.4%, due primarily to the declining interest-rate environment.

PTFS’s outside services expense remained relatively unchanged from 2011 to 2012. Payroll and related expenses increased from $386,000 in 2011 to $410,000 in 2012, or 6.2%, due primarily to increased compensation and benefit costs. General and administrative expense increased from $154,000 in 2011 to $258,000 in 2012, or 67.5%, due primarily to increased professional fees.

Liquidity and Capital Resources

As of June 30, 2012, December 31, 2011 and 2010, AD Computer had unrestricted cash and cash equivalents of approximately $1.8 million, $1.8 million and $1.7 million, respectively. As of the same periods, PTFS held restricted cash for payroll taxes payable of $44.2 million, $43.9 million and $37.9 million, respectively. As of June 30, 2012, PTFS held unrestricted cash and cash equivalents of $0.4 million, and an immaterial amount was held as of December 31, 2011 and 2010, respectively. Additionally, AD Computer held no debt as of June 30, 2012, December 31, 2011 and 2010, respectively, and PTFS had an immaterial amount of debt as of the same periods.

AD Computer and PTFS expect that cash flows from operations will continue to be the primary source of liquidity and will be sufficient to fund normal business operations and capital expenditures for current and planned operations. Neither AD Computer nor PTFS have any external lines of credit or other external financing arrangements with any financial institutions. As such, the companies are dependent on continued cash flows from operations to fund normal business operations and capital expenditures.

Operating activities

Net cash provided by AD Computer’s operating activities was $0.4 million, $0.4 million, and $1.2 million during the first six months of 2012, calendar 2011 and 2010, respectively. Major differences between AD Computer’s net income and cash provided by operating activities are typically depreciation and amortization, along with the timing differences between when AD Computer recognizes revenues and expenses and when those revenues and expenses are collected or paid. The decrease in AD Computer’s operating cash flows for calendar 2011 resulted mainly from fluctuations in operating assets and liabilities, decreased net income adjusted for non-cash items and increased payments for compensation.

Net cash provided by PTFS’s operating activities was immaterial during the first six months of 2012, calendar 2011 and 2010, respectively.

Investing activities

Net cash used in investing activities primarily consists of purchases of property and equipment. The amounts purchased by AD Computer totaled $0.3 million during the first six months of 2012, and were immaterial for calendar 2011 and 2010, respectively. PTFS did not have any investing activities during the same periods.

Financing activities

AD Computer used cash for financing activities of $0.1 million during the first six months of 2012, and $0.2 million during both calendar 2011 and 2010, consisting of distributions to AD Computer’s shareholders. PTFS used an immaterial amount of cash for financing activities during the same periods, consisting of distributions to PTFS’s shareholders.

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Contractual Obligations

The following table summarizes the contractual obligations of each of AD Computer and PTFS as of December 31, 2011:

AD Computer:

Payments due by
period
Contractual obligations		Less than	1-3	3-5	More than
(In thousands)	Total	1 year	years	years	5 years

Long-Term Debt Obligations	$-	$-	$-	$-	$-
Capital Lease Obligations	-	-	-	-	-
Operating Lease Obligations	2,568	594	1,155	819	-
Purchase Obligations	-	-	-	-	-
Other Long-Term Liabilities Reflected on the
Registrant's Balance Sheet under GAAP	-	-	-	-	-
Total	$2,568	$594	$1,155	$819	$-

PTFS:

Payments due by
period
Contractual obligations		Less than	1-3	3-5	More than
(In thousands)	Total	1 year	years	years	5 years

Long-Term Debt Obligations	$30	$30	$-	$-	$-
Capital Lease Obligations	-	-	-	-	-
Operating Lease Obligations	-	-	-	-	-
Purchase Obligations	-	-	-	-	-
Other Long-Term Liabilities Reflected on the
Registrant's Balance Sheet under GAAP	-	-	-	-	-
Total	$30	$30	$-	$-	$-

Critical Accounting Policies

Concentration of credit risk

AD Computer maintains deposits in excess of federally insured limits with its financial institution. These deposits may exceed the amount of any insurance provided.

Restricted cash

PTFS has entered into a cash management agreement with its financial institution. The agreement provides for the daily collected balance within the restricted trust account to be invested in a repurchase agreement at a variable rate.

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Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments, and assumptions that affect reported amounts of assets, liabilities, revenue and expenses during the reporting period. Actual amounts and results could differ from these estimates.

Company Background

Company History

AD Computer Corporation was formed in Bethlehem, PA in April, 1970. A related company, Payroll Tax Filing Services, Inc., which is referred to herein as PTFS, was incorporated Pennsylvania in May, 1990. AD Computer began as a full-service payroll processor, providing payroll accounting, paychecks, and direct deposit to customers in and around Lehigh Valley, PA. In 1990, the ADC Entities added the services of collecting and filing payroll taxes. Today the ADC Entities’ strength remains in Eastern Pennsylvania, although it has customers and processes payroll in all 50 states. The ADC Entities have a scalable processing platform that can handle significant growth with modest incremental costs. It also has specific expertise in calculating, collecting and filing local taxes. The ADC Entities have approximately 4,800 customers and $12.6 million in 2011 revenues, as well as an average of $45 million in float, with respect to average payroll tax filings. C. Nicholas Antich founded AD Computer and, along with Joel E. Serfass, founded PTFS. Messrs. Antich and Serfass and their families jointly control 100% of both entities. ADC’s principal executive offices are located at 3939 West Drive, Center Valley, Pennsylvania 18034, and its telephone number is (610) 797-9500.

ADC provides a wide array of human resource services, including, but not limited to:

•	Processing payroll;

•	Collecting and filing national, state, and local taxes;

•	Online payroll;

•	Paperless payroll;

•	Electronic Child Support and other deduction processing;

•	Time / attendance interfaces;

•	Pay as you go workers compensation;

•	Human resources services;

•	401K administration;

•	Payroll cards; and

•	Electronic, phone, fax, or paper payroll input.

The ADC Entities have more than forty years of experience in providing secure, on-time payroll to its clients. The ADC Entities recognized the need for a secure system built on highly scalable architecture software that can interface with rapidly changing client requirements to provide competitive marketplace advantage. The ADC Entities provide payroll and tax filing solutions that meet the requirements of customers who employ anywhere from one employee to those with thousands of employees through a flexible, multi-input interface that can accept paper, fax, web, or direct transmission of payroll information in a highly secure solution. The ADC Entities operate their own systems for payroll and tax filing, without third-party involvement.

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Geographical Financial Information

The ADC Entities’ focus is on the Lehigh Valley, Pennsylvania area and surrounding areas. However, the company has customers in some 40 states, and processes payroll for employees in all 50 states.

Sales, Marketing and Distribution

Marketing

The ADC Entities retain their own marketing staff. Its marketing efforts include:

•	Print advertising in trade and business publications;

•	Internet advertising and select radio advertising;

•	Trade show exhibits; and

•	Bulletins featuring new products and product features.

Sales

AD Computer has a five-person sales team that focuses its efforts in the Lehigh Valley and surrounding counties. AD Computer sells directly to its customers. A significant part of AD Computer’s sales success comes in the form of its large referral network, which includes current customers, accounting firms, law firms, financial institutions, insurance brokers, and others.

Working Capital Practices

AD Computer, through PTFS, is responsible for managing approximately $45 million in balances on behalf of its customers. The ADC Entities have entered into a cash management agreement with its financial institution to invest its daily trust fund balance. The collected balance is invested daily in a repurchase agreement at a agreed upon rate.

Intellectual Property

The ADC Entities have U.S. federal registrations for the following service marks: 1-800-DO-MY-PAY and Your Payroll Experts. The ADC Entities have the following registered domain names:1800domypay.com, adc0mputer.com, adcomputer.com, adcomputer.biz, adcomputer.info, adcomputer.net, adcomputer.org, adcomputer.us, adconputer.com, assurepayroll.com, domypay.com, domypay.us and yopurpayrollexperts.com

In general, service marks remain valid and enforceable as long as the marks are used in connection with the related products and services and the required registration renewals are filed. The ADC Entities believe their service marks have value in the marketing of its services. It is the ADC Entities policy to protect and defend its service mark rights.

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Facilities

AD Computer’s headquarters are located in Center Valley, Pennsylvania and consist of approximately 22,500 square feet leased from C. Nicholas Antich and Carol A. Antich, its principal stockholders, on one floor of a single-tenant building. The rent is approximately $40,000 per month with annual 4% increases, on a net basis. The office lease has an initial 10-year term expiring May 31, 2016.

PTFS shares office space and related facilities with Serfass & Cremia, LLC, the accounting firm of which Joel E. Serfass is a member. Such office space consists of 4,300 square feet, located on one floor of a multi-tenant building in Bethlehem, Pennsylvania. Pursuant to a cost sharing agreement among PTFS, Joel E. Serfass and Serfass & Cremia, LLC, PTFS pays an 85% share of the total expenses of operating such facilities (which total expenses include office rental, equipment rental, telephone, utilities, maintenance, repairs and other operating costs and a 15% administrative fee payable to Joel E. Serfass), which amounted to $112,790 for the year ended December 31, 2011 and $46,991 for the six months ended June 30, 2012. The cost sharing agreement is terminable by any party on 90 days notice.

The ADC Entities’ believe that their current offices are adequate to meet their needs, and that additional facilities will be available for lease, if necessary, to meet their future needs.

Employees

As of June 30, 2012, the ADC Entities had 115 employees, 81 of whom are full-time and 34 of whom are part-time and one contract programmer.

Periodic Reporting and Audited Financial Statements

The ADC Entities will adopt the periodic reporting and financial statement practices of UBPS.

Legal Proceedings

In the normal course of business, ADC Entities are subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations relating to employment and tax matters. While it is not possible to predict the outcome of these matters, it is the opinion of ADC Entities’ management, based on consultations with legal counsel, that the ultimate disposition of known proceedings will not have a material adverse impact on ADC Entities’ financial condition, results of operations or liquidity.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE OF THE ADC ENTITIES

Set forth below are the names, ages and positions of each of the executive officers and directors the ADC Entities.

Executive Officers and Directors

C. Nicholas Antich (Age 71) – C. Nicholas Antich is President, Treasurer and CEO of AD Computer and President of PTFS. Mr. Antich founded AD Computer in April 1970. AD Computer began operating in Bethlehem, Pennsylvania in January 1971. Mr. Antich, along with Mr. Serfass, founded PTFS in May 1990. Before starting AD Computer, Mr. Antich was a Project Manager at Haverly Systems in Denville, NJ, developing a computerized Linear Programming System for Univac for their computer systems. Prior to that, he worked as a Senior Programmer Analyst at Hewitt Robbins, a division of Litton Industries. Mr. Antich received a Bachelor of Science in Civil Engineering, with Honors, and a Bachelor of Arts from Lehigh University.

Joel E. Serfass (Age 58) – Joel E. Serfass, CPA, is the CEO, Treasurer and Secretary of PTFS. Mr. Serfass, along with Mr. Antich, founded PTFS in May 1990 for the purpose of making payroll tax deposits and preparing payroll tax returns for the clients of AD Computer. Mr. Serfass is the managing member in the accounting firm of Serfass & Cremia, LLC. Mr. Serfass has practiced the accounting profession from 1976. He was a partner in the accounting firm of W.N. Serfass & Co., P.C. from 1976 through 1995, and then practiced as a sole proprietor before forming Serfass & Cremia, LLC. Mr. Serfass is licensed as a certified public accountant in both Pennsylvania and South Carolina. Mr. Serfass is a member of the Pennsylvania Institute of Certified Public Accountants. Mr. Serfass received a Bachelor of Science in Accounting from Albright College.

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AD Computer’s board of directors consists of the following members: C. Nicholas Antich, Carol A. Antich and Nicholas M. Zumas.

PTFS’s board of directors consists of the following members: C. Nicholas Antich, Joel E. Serfass and Carol A. Antich.

Code of Ethics

AD Computer will adopt the UBPS’ Code of Ethics upon consummation of the transaction.

Conflicts of Interest

AD Computer will adopt UBPS’ Conflicts of Interest Policy upon consummation of the transaction.

BENEFICIAL OWNERSHIP OF SECURITIES

The following tables and accompanying footnotes set forth the beneficial ownership of UBPS Common Stock as of June 30, 2012 (pre-Transaction) and the beneficial ownership of UBPS Common Stock immediately following consummation of the Transaction (post-Transaction) (assuming (a) that no holders of Public Shares exercise their redemption rights and UBPS does not make any permitted repurchases of Public Shares and (b) that holders of the Public Shares have properly exercised their redemption rights and / or UBPS has made permitted repurchases of Public Shares) by (i) each person known by UBPS to be the beneficial owner of more than 5% of the outstanding shares of UBPS Common Stock on June 30, 2012 (pre-Transaction) and of the outstanding shares of UBPS Common Stock after the consummation of the Transaction (post-Transaction), (ii) each of UBPS’s current officers and directors, (iii) each person who will become an executive officer or director of UBPS upon consummation of the Transaction, (iv) all pre-Transaction executive officers and directors as a group; and (v) all post-Transaction executive officers and directors as a group.

Except as otherwise indicated, the holders listed in the tables have sole voting and investment powers with respect to the shares indicated. Shares that an individual or group has a right to acquire within 60 days pursuant to the exercise or redemption of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

In the event that the beneficial ownership information provided in the table below changes due to any Acquisition Agreements entered into between holders of Public Shares and UBPS, the Initial Stockholders, UBPS’s directors or officers or their affiliates, after the date of this proxy statement, to secure approval of the Transaction by UBPS stockholders, UBPS will file a Form 8-K disclosing such changes in beneficial ownership. For additional information regarding such purchases, see the section entitled “The Transaction—Actions that May be Taken to Secure Approval of UBPS Stockholders.”

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	Pre-Transaction		Post-Transaction
			Shares of UBPS		Shares of UBPS
			Common Stock		Common Stock
			Beneficially Owned		Beneficially Owned
	Shares of UBPS		(assuming no		(assuming maximum
	Common Stock		redemptions or		redemptions and/or
	Beneficially Owned		repurchases)		repurchases) (1)
	Number	Percent	Number	Percent	Number	Percent
Hayman Capital Management, L.P. (1)	833,000	5.8%	833,000	4.0%	-

Fir Tree Value Master Fund, L.P. (2)	960,000	6.7%	960,000	4.6%	-

Canton Holdings, L.L.C. (3)	875,000	6.1%	875,000	4.2%	-

Polar Securities, Inc. (4)	800,000	5.6%	800,000	3.9%	-

Bulldog Investors (5)	900,000	6.3%	900,000	4.4%	-
Bipin C. Shah (6)	769,052	5.4%	769,052	3.7%	769,052	3.9%
Peter Davidson (6)	292,501	2.0%	292,501	1.4%	292,501	1.5%
Frederick Hammer	34,500	0.2%	34,500	0.2%	34,500	0.2%
Arthur Ryan	34,500	0.2%	34,500	0.2%	34,500	0.2%
Robert Palmer	34,500	0.2%	34,500	0.2%	34,500	0.2%
Richard Braddock	34,500	0.2%	34,500	0.2%	34,500	0.2%
Jon Lubert	190,000	1.3%	190,000	0.9%	190,000	1.0%
All other directors and officers as a group (6)	318,000	2.2%	318,000	1.5%	318,000	1.6%

JFW Trust UTA dated 3/23/1998			2,555,333	12.4%	8,660,256	43.4%

C. Nicholas Antich and Carol A. Antich (9)			662,320	3.2%	1,603,154	8.0%

WLES, LP (8)			2,000,000	9.7%	4,485,897	22.5%

	14,319,693		20,653,026		19,970,308

(1)	Based solely on information contained in Schedule 13G filed by the following persons on May 25, 2011, Hayman Capital Management, L.P., Hayman Investments, L.L.C., and J. Kyle Bass. The address of the principal business office of Hayman Capital Management, L.P. is 2101 Cedar Springs Road, Suite 1400, Dallas, Texas 75201.

(2)	Based solely on information contained in Schedule 13G filed by the following person on May 20, 2011, Fir Tree Value Master Fund, L.P. (“Fir Tree Value”) and Fir Tree, Inc. Fir Tree, Inc. is the investment manager of Fir Tree Value. Fir Tree Value has the shared power to vote and dispose of 960,000 shares. The address of the principal business office of Fir Tree Value. is c/o Citco Fund Services (Cayman Islands) Limited, 89 Nexus Way, Camana Bay, Box 31106, Grand Cayman KY1-1205, Cayman Islands.

(3)	Based solely on information contained in Schedule 13G filed by the following persons on May 20, 2011, (i) , Archer Capital Management, L.P., a Delaware limited partnership (“Archer”), as the investment manager to certain private investment vehicles (collectively, the “Funds”), (ii) Canton Holdings, L.L.C., a Delaware limited liability company (“Canton”), as the general partner of Archer, (iii) Joshua A. Lobel, an individual, as a principal of Canton, and (iv) Eric J. Edidin, an individual, as a principal of Canton. Canton, Archer, Mr. Lobel and Edidin have the power to vote and dispose of the 875,000 shares of Common Stock held by the Fund. The address of the principal business office of Canton Holdings, L.L.C. is 570 Lexington Avenue, 40th Floor, New York, NY 10022.

(4)	Based solely on information contained in Schedule 13G filed by the following persons on May 19, 2011, Polar Securities, Inc. and North Pole Capital Master Fund. Both parties have shared power to vote or dispose of 800,000 shares. The address of the principal business office of Polar Securities Inc. is 372 Bay Street, 21st Floor, Toronto, Ontario M5H2W9, Canada.

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(5)	Based solely on information contained in Schedule 13G filed by the following persons on May 19, 2011, Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos. Bulldog Investors has sole power to vote or direct the vote over 625,363 shares, shared power to vote or direct the vote of 274,637 shares and sole power to dispose or direct the disposition of all 900,000 shares. The address of the principal business office of Bulldog Investors is Park 80 West, 250 Pehle Ave., Suite 708, Saddle Brook, NJ 07663.

(6)	The business address of each of the individuals is c/o Universal Business Payment Solutions Acquisition Corporation, Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087.

(7)	The Weiland Trusts are controlled by James F. Weiland, who is proposed as a Director (see page [ ])

(8)	C. Nicholas Antich and Carol A. Antich hold 61.0% of the shares as joint tenants and each holds 19.5% individually

(9)	WLES, LP is 100% owned and controlled by Trent Voigt, currently CEO of all three JetPay companies and to be President of JetPay upon consummation of the transaction.

The following table sets forth the beneficial ownership interests of the UBPS Public Stockholders, the Initial Stockholders and JetPay and EMS (assuming (a) that no holders of Public Shares exercise their redemption rights and (b) that holders of the Public Shares have properly exercised their redemption rights and / or UBPS has made permitted repurchases of Public Shares) and (i) in the case of issuance of the 833,333 shares of UBPS Common Stock to JetPay contingent the trading price of the UBPS Common Stock reaching $8.00 per share or more for 60 consecutive trading days on or prior to the fifth anniversary of the closing, (ii)  in the case of issuance of the 1,666,666 shares of UBPS Common Stock to EMS, contingent upon the ability of UBPS to redeem the Public Warrants, and (iii) in the case of issuance of 833,333 and 1,666,666 shares of UBPS Common Stock to JetPay and EMS, respectively:

	Assuming Issuance of Contingency Consideration Only to JetPay				Assuming Issuance of Contingency Consideration Only to EMS				Assuming Issuance of Contingency Consideration To JetPay and EMS
	Shares of UBPS		Shares of UBPS		Shares of UBPS		Shares of UBPS		Shares of UBPS		Shares of UBPS
	Common Stock		Common Stock		Common Stock		Common Stock		Common Stock		Common Stock
	Beneficially Owned		Beneficially Owned		Beneficially Owned		Beneficially Owned		Beneficially Owned		Beneficially Owned
	(assuming no		(assuming maximum		(assuming no		(assuming maximum		(assuming no		(assuming maximum
	redemptions or		redemptions and/or		redemptions or		redemptions and/or		redemptions or		redemptions and/or
	repurchases)		repurchases) (1)		repurchases)		repurchases) (1)		repurchases)		repurchases) (1)
	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent

Initial Shareholders as a Group	3,000,000	14.0%	3,000,000	27.3%	3,000,000	13.4%	3,000,000	25.3%	3,000,000	13.0%	3,000,000	23.7%

Public Shareholders as a Group	11,319,693	52.7%	836,281	7.6%	11,319,693	50.7%	836,281	7.1%	11,319,693	48.9%	836,281	6.6%

JetPay as a Group	2,833,333	13.2%	2,833,333	25.8%	2,000,000	9.0%	2,000,000	16.9%	2,833,000	12.2%	2,833,000	22.4%

EMS as a Group	3,333,333	15.5%	3,333,333	30.3%	5,000,000	22.4%	5,000,000	42.2%	5,000,000	21.6%	5,000,000	39.5%

A D Computer as a Group	1,000,000	4.7%	1,000,000	9.1%	1,000,000	4.5%	1,000,000	8.4%	1,000,000	4.3%	1,000,000	7.9%

	21,486,359		11,002,947		22,319,693		11,836,281		23,152,693		12,669,281

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions of UBPS

Related Person Policy

Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) UBPS or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of UBPS Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

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The audit committee is responsible for reviewing and approving related-party transactions to the extent UBPS enters into such transactions. The audit committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, UBPS requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

To minimize potential conflicts of interest, UBPS has agreed not to (1) consummate an initial business combination with an entity which is, or has been within the past five years, affiliated with any of its officers, directors, initial stockholders or their affiliates, including an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with such individuals; or (2) enter into a business combination where UBPS acquires less than 100% of a target business and any of its officers, directors, initial stockholders or their affiliates acquire the remaining portion of such target business, unless, in either case, UBPS obtain an opinion from an independent investment banking firm reasonably acceptable to EarlyBird that such business combination is fair to UBPS’s unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of UBPS’s existing officers, directors, stockholders or advisors, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Insider Shares

The Initial Stockholders purchased 3,450,000 Insider Shares for an aggregate purchase price of $25,000, or approximately $0.00725 per share, of which 450,000 Insider Shares were forfeited upon expiration of the underwriters’ over-allotment option without exercise.

The Initial Stockholders agreed to waive their redemption rights with respect to their Insider Shares. All of the Insider Shares were placed in escrow with Continental Stock Transfer &Trust Company, as escrow agent. During the escrow period, the holders of these shares will not be able to sell or transfer their securities except in certain limited circumstances. Of the Insider Shares, 75% will not be released from escrow until one year after the closing of the business combination or the liquidation of the trust account if UBPS has not completed a business combination within the required time periods. The remaining 25% of these shares will not be released from escrow until a warrant redemption occurs. If no warrant redemption occurs, the remaining 25% of the shares will be forfeited. All of the Insider Shares may be released from escrow earlier than as described above if, within that time period, UBPS consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of UBPS’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Insider Warrants

UBPS issued 6,240,000 Insider Warrants at a price of $0.50 per warrant, for an aggregate purchase price of $3,120,000, in a private placement on May 13, 2011.  In addition, EarlyBird, representative of the several underwriters of the IPO, or its designees purchase 720,000 Insider Warrants on the same terms for an aggregate purchase price of $360,000. All of the proceeds received from the purchase of the Insider Warrants were placed in the trust account described below. The Insider Warrants are identical to the Public Warrants, except that such warrants are non-redeemable and may be exercised on a cashless basis so long as such warrants are held by the individuals who acquire them or their affiliates. The Insider Warrants (including the UBPS Common Stock issuable upon exercise of the Insider Warrants) will not be transferable, assignable or salable until 30 days after the completion of UBPS’s initial business combination (except, among certain other limited exceptions, to UBPS’s officers and directors and other persons or entities affiliated with the Sponsor) and they will not be redeemable by UBPS so long as they are held by the Sponsor or its permitted transferees.

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If the Transaction is not consummated by February 9, 2013, the Insider Warrants will expire worthless.

Administrative Services

UBPS has agreed to pay UBPS Services, LLC, an entity owned and controlled by Mr. Shah, a total of $7,500 per month for office space and administrative services, including secretarial support. This arrangement was agreed to by UBPS Services, LLC for UBPS’s benefit and is not intended to provide UBPS Services, LLC compensation in lieu of a management fee or other remuneration because it is anticipated that the expenses to be paid by UBPS Services, LLC will approximate the monthly reimbursement amount. UBPS believes that such fees are at least as favorable as it could have obtained from an unaffiliated person. Upon completion of the Transaction or UBPS’s liquidation, UBPS will cease paying these monthly fees.

Loans to UBPS

Mr. Shah advanced to UBPS $124,000 to cover expenses related to the IPO. This loan was non-interest bearing, unsecured and was due at the earlier of December 6, 2011 and the closing of the IPO. The loan was repaid in full on May 19, 2011. Beginning December 6, 2011 and through August 20, 2012, UBPS issued a series of principal amount unsecured promissory notes to UBPS Services, LLC. These now total $297,000. The notes are non-interest bearing and are payable on the earlier of their anniversary or the consummation of an initial business combination.

Expenses

UBPS has and will continue to reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on UBPS’s behalf, such as identifying and investigating possible target businesses and business combinations.

As of June 30, 2012, UBPS has reimbursed its officers and directors for $49,925 in expenses incurred by them on its behalf. There is no limit on the amount of out-of-pocket expenses that could be incurred; provided, however, that no proceeds held in the trust account may be applied to the payment of such expenses prior to the consummation of a business combination, except to the extent paid out of interest earned on the trust account that may be released to UBPS to fund its working capital requirements. UBPS’s audit committee will review and approve all payments made to the Initial Stockholders, UBPS’s officers and directors and their affiliates, and any payments made to members of its audit committee will be reviewed and approved by UBPS’s board of directors, with the interested director or directors abstaining from such review and approval.

Lack of Compensation, Fees

Other than the $7,500 per month administrative fee paid to UBPS Services, LLC and reimbursement of any out-of-pocket expenses incurred in connection with activities on UBPS’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to UBPS’s officers or directors, or to any of their respective affiliates, prior to or with respect to UBPS’s initial business combination (regardless of the type of transaction that it is).

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DESCRIPTION OF SECURITIES

General

The Charter authorizes the issuance of up to 100,000,000 shares of UBPS Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, or UBPS Preferred Stock. As of June 30, 2012, UBPS had 14,319,693 outstanding shares of UBPS Common Stock and outstanding UBPS warrants to acquire 18,960,000 shares of UBPS Common Stock at an exercise price of $6.90 per share, that will become exercisable after the consummation of the Transaction provided that there is an effective registration statement under the Securities Act covering the shares of UBPS Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available. No shares of UBPS Preferred Stock are currently outstanding.

Units

UBPS issued an aggregate of 12,000,000 units in the IPO. Each unit consists of one share of UBPS Common Share and one UBPS warrant. Each UBPS warrant entitles its holder to purchase one share of UBPS Common Stock. Any securityholder may elect to separate a UBPS unit and trade the UBPS Common Stock and UBPS warrant separately or as a unit.

Common Stock

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by holders of UBPS Common Stock. In connection with a stockholder vote to approve UBPS’s initial business combination, if any, the Initial Stockholders have agreed to vote their Insider Shares in accordance with the majority of the votes cast by the UBPS Public Stockholders. In addition, the Initial Stockholders have agreed to waive their redemption rights with respect to their Insider Shares and Public Shares in connection with the consummation of a business combination, although they will be entitled to redemption and liquidation rights with respect to any Public Shares they hold if UBPS fails to consummate a business combination within the required time period.

UBPS’s stockholders are entitled to receive ratable dividends when, as and if declared by UBPS’s board of directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of UBPS after a business combination, UBPS’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the UBPS Common Stock. UBPS’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the UBPS Common Stock, except that UBPS will provide its stockholders with the opportunity to redeem their shares of UBPS Common Stock for cash equal to their pro rata share of the aggregate amount including interest then on deposit in the trust account, but net of any accrued and unpaid taxes, upon the consummation of UBPS’s initial business combination, subject to the limitations described herein.

Preferred Stock

The UBPS charter authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by UBPS’s board of directors. Accordingly, UBPS’s board of directors is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the UBPS Common Stock and could have anti-takeover effects. The ability of UBPS’s board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of UBPS or the removal of existing management. However, UBPS’s underwriting agreement with EarlyBird prohibits UBPS from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. UBPS may issue some or all of its preferred stock to effect a business combination. No shares of preferred stock are currently issued or outstanding.

Warrants

UBPS Public Warrants

Each UBPS Public Warrant entitles the registered holder to purchase one shares of UBPS Common Stock at a price of $6.90 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	The consummation of an initial business combination, including the Transaction; and

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•	May 9, 2012.

Each outstanding UBPS Public Warrant and Insider Warrant will be exercisable (subject to the timing limitations set forth above) for one share of UBPS Common Stock at an exercise price of $6.90 per share.

However, the UBPS Public Warrants will be exercisable only if a registration statement relating to the UBPS Common Stock issuable upon exercise of the warrants is effective and current. Notwithstanding the foregoing, if UBPS has not filed with the SEC a registration statement covering the shares issuable upon exercise of the warrants by the 6-month anniversary of the consummation of its initial business combination, commencing on that day, warrant holders may, until such time as there is an effective registration statement and during any period thereafter when UBPS shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis, provided that such cashless exercise is exempt from the registration requirements of the Securities Act. The UBPS Public Warrants will expire five years after the completion of UBPS’s initial business combination, at 5:00 p.m., New York time, or earlier upon redemption or liquidation.

Once the UBPS Public Warrants become exercisable, UBPS may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•	if, and only if, the last sale price of UBPS Common Stock equals or exceeds $9.50 per share for any 20 trading days within a 30 trading day period ending on the third business day before UBPS sends to the notice of redemption to the warrant holders.

If UBPS calls the UBPS Public Warrants for redemption as described above, UBPS’s management will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a “cashless basis.” If UBPS’s management takes advantage of this option, all holders of UBPS Public Warrants would pay the exercise price by surrendering his, her or its warrants for that number of shares of UBPS Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of UBPS Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. “Fair market value” means the average reported last sale price of the shares for the 5 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The exercise price, the redemption price and number of shares of UBPS Common Stock issuable on exercise of the UBPS Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, stock split, extraordinary dividend, or UBPS’s recapitalization, reorganization, merger or consolidation. However, the exercise price and number of shares of UBPS Common Stock issuable on exercise of the warrants will not be adjusted for issuances of UBPS Common Stock at a price below the warrant exercise price.

The UBPS Public Warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and UBPS. The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to UBPS, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of UBPS Common Stock and any voting rights until they exercise their warrants and receive shares of UBPS Common Stock. After the issuance of shares of UBPS Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by UBPS stockholders.

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No UBPS Public Warrants will be exercisable unless at the time of exercise UBPS has an effective registration statement under the Securities Act covering the shares of UBPS Common Stock issuable upon exercise of the UBPS Public Warrants and a current prospectus relating to them is available.

UBPS has not yet registered the shares of UBPS Common Stock issuable upon exercise of the UBPS Public Warrants although under the terms of the warrant agreement, UBPS agreed to meet these conditions and use its best efforts to file a registration statement covering such shares and maintain a current prospectus relating to UBPS Common Stock issuable upon exercise of the UBPS Public Warrants until the expiration of the warrants. However, UBPS cannot assure the warrantholders that it will be able to do so, and if it does not maintain a current prospectus related to the UBPS Common Stock issuable upon exercise of the UBPS Public Warrants, holders will be unable to exercise their warrants and UBPS will not be required to settle any such warrant exercise. If the prospectus relating to the UBPS Common Stock issuable upon the exercise of the UBPS Public Warrants is not current, UBPS will not be required to net cash settle or cash settle the warrant exercise, the UBPS Public Warrants may have no value, the market for the UBPS Public Warrants may be limited and the UBPS Public Warrants may expire worthless.

No fractional shares will be issued upon exercise of the UBPS Public Warrants. Following the consummation of the Warrant Amendment, cash payments may be made in lieu of fractional shares. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, UBPS will, upon exercise, round up to the nearest whole number the number of shares of UBPS Common Stock to be issued to the warrant holder.

There will be no redemption rights or liquidating distributions with respect to UBPS Public Warrants, which will expire worthless in the event UBPS does not consummate a business combination before February 9, 2013.

Insider Warrants

UBPS issued 6,240,000 warrants at a price of $0.50 per warrant, for an aggregate purchase price of $3,120,000, in a private placement on May 13, 2011.  In addition, EarlyBird, representative of the several underwriters of the IPO, or its designees purchase 720,000 warrants on the same terms for an aggregate purchase price of $360,000. All of the proceeds received from the purchase of these warrants were placed in the trust account described below. The Insider Warrants are identical to the Public Warrants, except that such warrants are non-redeemable and may be exercised on a cashless basis so long as such warrants are held by the individuals who acquire them or their affiliates. The Insider Warrants (including the UBPS Common Stock issuable upon exercise of the Insider Warrants) will not be transferable, assignable or salable until 30 days after the completion of UBPS’s initial business combination (except, among certain other limited exceptions, to UBPS’s officers and directors and other persons or entities affiliated with the Sponsor) and they will not be redeemable by UBPS so long as they are held by the Sponsor or its permitted transferees.

Delaware Anti-Takeover Law

UBPS is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of UBPS’s outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of UBPS’s assets. However, the above provisions of Section 203 do not apply if:

•	UBPS’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

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•	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of UBPS’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•	on or subsequent to the date of the transaction, the business combination is approved by UBPS’s board of directors and authorized at a meeting of UBPS’s stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

UBPS’s board of directors has considered the above criteria, approved the Transaction and determined that Section 203 does not prevent the consummation of the Transaction.

Transfer Agent

The transfer agent for UBPS Common Stock and UBPS units is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

Information Agent

The information agent is [Proxy Solicitor], [Proxy Address].

MATERIAL DIFFERENCES IN RIGHTS OF UBPS STOCKHOLDERS
FOLLOWING THE TRANSACTION

Following the consummation of the Transaction, UBPS stockholders who hold shares of UBPS Common Stock will have the same rights as stockholders of UBPS prior to the Transaction, except with respect to the following changes as a result of revisions pursuant to the Charter Proposal.

The following provisions of Article VI of the Charter, which may not be amended prior to consummation of a business combination will no longer be applicable following the consummation of the Transaction:

•	The trust account may not be disbursed except (i) for any amounts that UBPS may need to pay its income or other tax obligations, (ii) for the release of interest income earned on the proceeds held in the trust account to UBPS to fund its working capital requirements, (iii) in connection with an initial business combination or thereafter, (iv) for any amounts necessary to purchase up to 50% of the Public Shares in accordance with a 10b5-1 plan or (v) as otherwise set forth herein;

•	Holders of shares of UBPS Common Stock are provided the opportunity to redeem their shares, effective upon consummation of a business combination, at a per share conversion price equal to their pro rata share of the aggregate amount then on deposit in the trust account, plus any interest earned on such stockholder’s portion of the trust account but less any interest that has been released to UBPS to fund its working capital requirements and pay any of its tax obligations;

•	A holder is restricted from redeeming shares equal to more than 10% of the shares issued in the IPO if the redemption is conducted in conjunction with a stockholder vote and the solicitation of proxies;

•	If UBPS does not consummate a business combination prior to February 9, 2013, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem 100% of the Public Shares subject to lawfully available funds therefor; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of UBPS’s remaining stockholders and UBPS’s board of directors, dissolve and liquidate, subject in each case to UBPS’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law;

•	If the redemption is conducted in conjunction with a stockholder vote and the solicitation of proxies, UBPS will consummate a business combination only if the business combination is approved by the affirmative vote of the holders of a majority of the shares of UBPS Common Stock that are voted at a stockholder meeting held to consider such initial business combination and holders of 93.1% or fewer of the UBPS Common issued in the IPO exercise their redemption rights;

•	A holder of UBPS Common Stock shall receive funds from the trust account only if UBPS conducts redemptions (i) in connection with a business combination or (ii) in connection with its failure to consummate a business combination prior to February 9, 2013 and the holder exercises its redemption rights or UBPS redeems the shares in connection with a business combination each as noted above;

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•	The number of directors on the board of directors will be fixed at six;

•	UBPS may not consummate any other business combination, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination or transaction or otherwise until it has consummated its initial business combination; and

•	If UBPS enters into a business combination with a target business that is affiliated with the Initial Stockholders, UBPS, or a committee of UBPS’s independent directors, will obtain an opinion from an independent investment banking firm that is reasonable acceptable to EarlyBird that such business combination is fair to the unaffiliated stockholders of UBPS from a financial point of view.

Adoption of Charter Proposal will also result in the following changes in the rights of UBPS stockholders:

•	Subject to any preferential rights granted to holders of preferred stock, the holders of UBPS Common Stock will be entitled to all assets of UBPS upon a dissolution or liquidation;

•	No actions permitted to be taken by the stockholders of UBPS may be taken by consent in writing;
No amendment to Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article X and Article XI without the affirmative vote of 66 2/3% of the holders of the total voting power of UBPS;

•	The Chancery Court of the State of Delaware will be the sole and exclusive forum for certain claims brought against UBPS; and

•	Holders of UBPS Common Stock will not be entitled to vote on amendments to the Charter that relates solely to the terms of the Preferred Stock if the holders of the affected Preferred Stock are entitled to vote either pursuant to the Charter or Delaware law.

Dividends

The Delaware General Corporation Law, or DGCL, permits a corporation to declare and pay dividends out of “surplus” or, if there is no “surplus,” out of its net profits for the fiscal year in which the dividend is declared and / or the preceding fiscal year. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors. The capital of the corporation is typically calculated to be (and cannot be less than) the aggregate par value of all issued shares of capital stock. Net assets equals the fair value of the total assets minus total liabilities. The DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. However, UBPS has never declared or paid cash dividends on its capital. UBPS currently intends to retain all available funds and any future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be made at the discretion of UBPS’s board of directors and will be dependent upon UBPS’s financial condition, operating results, capital requirements and other factors that the board deems relevant.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following summary describes the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (each as defined below) who own UBPS Common Stock to such holders whose UBPS Common Stock is tendered and accepted for payment in connection with the exercise of redemption rights, This discussion assumes that holders hold UBPS Common Stock as capital assets within the meaning of the Internal Revenue Code of 1986, as amended, or the Code. This discussion does not address all aspects of U.S. federal taxation that may be relevant to a particular holder in light of the holder’s individual investment or tax circumstances. In addition, this discussion does not address (i) state, local or non-U.S. tax consequences, (ii) the special tax rules that may apply to certain holders, including without limitation, banks, insurance companies, financial institutions, broker-dealers, taxpayers who have elected mark-to-market accounting, taxpayers that are subject to the alternative minimum tax, tax-exempt entities, regulated investment companies, real estate investment trusts, passive foreign investment companies, controlled foreign corporations, taxpayers whose functional currency is not the U.S. dollar, or U.S. expatriates or former long-term residents of the United States, or (iii) the special tax rules that may apply to a holder that acquires, holds, or disposes of shares as part of a straddle, hedge, constructive sale, or conversion transaction or other integrated investment. Additionally, this discussion does not consider the tax treatment of partnerships (or other entities treated as partnerships for U.S. federal income tax purposes) or other pass-through entities or persons who hold UBPS Common Stock through such entities.

182

This discussion is based on current provisions of the Code, final, temporary and proposed U.S. Treasury Regulations, judicial opinions, and published positions of the IRS, all as in effect on the date hereof and all of which are subject to differing interpretations or change, possibly with retroactive effect. UBPS has not sought, and will not seek, any ruling from the IRS or any opinion of counsel with respect to the tax consequences discussed herein, and there can be no assurance that the IRS will not take a position contrary to the tax consequences discussed herein or that any position taken by the IRS would not be sustained.

As used in this discussion, the term “U.S. holder” means a person that is, for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) it has in effect a valid election to be treated as a U.S. holder. As used in this discussion, the term “non-U.S. holder” means a beneficial owner of UBPS Common Stock (other than a partnership or other entity treated as a partnership or as a disregarded entity for U.S. federal income tax purposes) that is not a U.S. person.

This discussion is only a summary of material U.S. federal income tax consequences of the Transaction and does not address tax consequences that may vary with, or are contingent on, a holder’s individual circumstances. Holders are urged to consult their own tax advisors with respect to the particular tax consequences to them of the Transaction, including the effect of any federal tax laws other than income tax laws, any state, local, or non-U.S. tax laws and any applicable tax treaty.

The Transaction

Non-Participation in the Exercise of Redemption Rights

None of the UBPS units, the UBPS Common Stock or the UBPS Public Warrants will be exchanged in the Transaction. UBPS has not requested, and does not intend to request, any ruling from the Internal Revenue Service (“IRS”), or an opinion of counsel as to the United States federal income tax consequences of the Transaction and UBPS is not qualified to provide an opinion of counsel. UBPS believes that holders of UBPS Common Stock who do not tender any of their UBPS Common Stock in connection with the exercise of redemption rights will not recognize any gain or loss for U.S. federal income tax purposes as result of the consummation of the Transaction.

Exchange of UBPS Common Stock in Connection with the Exercise of Redemption Rights

The exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights will be a taxable redemption of the UBPS Common Stock for U.S. federal income tax purposes. The exercise of redemption rights will be treated either as a sale of UBPS Common Stock or as a distribution with respect to UBPS Common Stock, as more fully described below under “—Criteria for Determining Sale or Distribution Treatment Under Section 302.”

Sale of UBPS Common Stock

If the exercise of redemption rights qualifies as a sale of UBPS Common Stock by a holder under Section 302 of the Code, such holder will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the holder’s adjusted tax basis in the UBPS Common Stock. A holder’s adjusted tax basis in the UBPS Common Stock generally will equal the holder’s acquisition cost, and if the holder purchased UBPS units, the cost of such units would be allocated between the UBPS Common Stock and the UBPS Public Warrants that comprised such units based on their relative fair market values at the time of purchase. Any such capital gain or loss recognized by a U.S. holder will be long-term capital gain or loss if the U.S. holder’s holding period for the UBPS Common Stock redeemed exceeds one year. A holder must calculate gain or loss separately for each block of UBPS Common Stock exchanged in connection with the exercise of redemption rights (generally, shares acquired at the same cost in a single transaction). Long term capital gains of non-corporate U.S. holders are currently subject to a reduced maximum tax rate of 15%. The deductibility of capital losses is subject to limitations.

183

Any gain recognized by a non-U.S. holder upon a sale of UBPS Common Stock generally will not be subject to U.S. federal income tax unless: (i) the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base of the non-U.S. holder), (ii) the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met, or (iii) UBPS is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held its UBPS Common Stock, and, in the case where shares of UBPS Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or indirectly, more than 5% of UBPS’s common stock at any time since the later of October 14, 2010 and the date such non-U.S. holder acquired the UBPS Common Stock.

Net gain realized by a non-U.S. holder described in clause (i) of the preceding sentence will be subject to tax at generally applicable U.S. federal income tax rates. Any such gains of a non-U.S. holder that is treated as a foreign corporation for U.S. federal income tax purposes also may be subject to an additional “branch profits tax” at a 30% rate, or such lower rate as may be specified by an applicable income tax treaty. Gain realized by an individual non-U.S. holder described in clause (ii) of the preceding paragraph will be subject to a flat 30% tax, which may be offset by U.S. source capital losses, even though the individual is not considered a resident of the United States. With respect to clause (iii), UBPS believes it is not a United States real property holding corporation, but there can be no assurance that it will not become a United States real property holding corporation in the future or that UBPS Common Stock will be treated as regularly traded on an established securities market for this purpose.

Distribution with Respect to UBPS Common Stock

If the exercise of redemption rights does not qualify as a sale of UBPS Common Stock under Section 302, a holder will be treated as receiving a corporate distribution. A distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from UBPS’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the holder’s adjusted tax basis in the UBPS Common Stock. Any remaining excess will be treated as gain realized on the sale of the UBPS Common Stock and will be treated as described above under “—Sale of UBPS Common Stock.”

A dividend to a U.S. holder that is a taxable corporation generally will qualify for the dividends-received deduction if the requisite holding period is satisfied, subject to applicable limitations and exceptions. With certain exceptions and provided certain holding period requirements are met, qualified dividends received by a non-corporate U.S. holder currently will be subject to tax at the maximum tax rate accorded to long-term capital gains.

Dividends paid to a non-U.S. holder that are not effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base of the non-U.S. holder) generally will be subject to withholding of U.S. federal income tax at the rate of 30% or such lower rate as may be specified by an applicable income tax treaty. A non-U.S. holder who wishes to claim the benefit of an applicable income tax treaty withholding rate and avoid backup withholding, as discussed below, for dividends will be required to (i) complete IRS Form W-8BEN (or other applicable form) and certify under penalties of perjury that such holder is not a U.S. person as defined under the Code and is eligible for the benefits of the applicable income tax treaty or (ii) if the UBPS Common Stock is held through certain foreign intermediaries, satisfy the relevant certification requirements of applicable U.S. Treasury Regulations. These forms must be periodically updated. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under an applicable income tax treaty and the manner of claiming the benefits of such treaty (including, without limitation, the need to obtain a U.S. taxpayer identification number).

184

Dividends that are effectively connected with a non-U.S. holder’s conduct of a trade or business in the United States and, if provided in an applicable income tax treaty, that are attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, are subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates and are not subject to the U.S. withholding tax, provided that the non-U.S. holder establishes an exemption from such withholding by complying with certain certification and disclosure requirements (usually by providing IRS Form W-8ECI). Any effectively connected dividends or dividends attributable to a permanent establishment received by a non-U.S. holder that is treated as a foreign corporation for U.S. federal income tax purposes may be subject to an additional “branch profits tax” at a 30% rate, or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. holder eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Criteria for Determining Sale or Distribution Treatment Under Section 302

Whether an exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights qualifies for sale or distribution treatment will depend largely on the total number of UBPS Common Stock treated as held by the holder before and after the exchange (including any UBPS Common Stock constructively owned by the holder as a result of, among other things, owning UBPS Public Warrants). The exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights generally will be treated as a sale of the UBPS Common Stock (rather than as a corporate distribution) if the receipt of cash upon the exercise of redemption rights (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s stock interest in UBPS or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a holder takes into account not only UBPS Common Stock actually owned by the holder, but also UBPS Common Stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock the holder has a right to acquire by exercise of an option, which would generally include UBPS Common Stock which could be acquired pursuant to the exercise of the UBPS Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding stock actually and constructively owned by the holder immediately following the exercise of redemption rights must, among other requirements, be less than 80% of the percentage of our outstanding stock actually and constructively owned by the holder immediately before the exercise of redemption rights. There will be a complete termination of a holder’s stock interest if either (i) all of the UBPS Common Stock actually and constructively owned by the holder are redeemed or (ii) all of the UBPS Common Stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock in UBPS. The exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights will be “not essentially equivalent to a dividend” if such exchange results in a “meaningful reduction” of the holder’s proportionate interest in UBPS. Whether the exercise of redemption rights will result in a meaningful reduction in a holder’s proportionate interest will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” Contemporaneous dispositions or acquisitions of UBPS Common Stock by a holder or related persons may be deemed to be part of a single integrated transaction for purposes of the foregoing tests. A holder should consult with its own tax advisors in order to determine the appropriate tax treatment to it of tendering UBPS Common Stock in connection with the exercise of redemption rights. A U.S. holder owning at least 1% of UBPS’s outstanding stock who exchanges any UBPS Common Stock for cash in connection with the exercise of redemption rights may be required to comply with the reporting requirement of U.S. Treasury Regulation Section 1.302-2(b)(2).

If none of the foregoing tests is satisfied, then the exchange of UBPS Common Stock for cash in connection with the exercise of redemption rights will be treated as a corporate distribution and the tax effects will be as described above under “—Distribution with Respect to UBPS Common Stock.” After the application of those rules, any remaining tax basis of the holder in the purchased UBPS Common Stock will be added to the holder’s adjusted tax basis in his remaining UBPS Common Stock, or, if it has none, to the holder’s adjusted tax basis in any UBPS Public Warrants (if applicable) or possibly to the adjusted basis of stock held by related persons whose stock is constructively owned by the holder.

185

Information Reporting and Backup Withholding

Under U.S. Treasury Regulations, UBPS must report annually to the IRS and to each holder the amount of dividends paid to such holder on UBPS’s common stock and the tax withheld with respect to those dividends, regardless of whether withholding was required. In the case of a non-U.S. holder, copies of the information returns reporting those dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

The gross amount of dividends paid to a holder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury Regulations generally will be reduced by backup withholding at the rate of 28%. For U.S. holders, a duly executed IRS Form W-9 generally will provide appropriate certification.

In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an applicable IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. A non-U.S. holder that is an exempt recipient is not subject to information reporting and backup withholding on disposition proceeds where the transaction is effected by or through a U.S. office of a broker. U.S. information reporting and backup withholding generally will not apply to a payment of proceeds of a disposition of common stock where the transaction is effected outside the U.S. through a foreign office of a foreign broker.

Backup withholding is not an additional tax. Amounts that UBPS withholds under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Holders should consult their own tax advisors regarding application of backup withholding in their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding under current U.S. Treasury Regulations.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of UBPS Common Stock in connection with the proposed Transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, UBPS and services that it employs to deliver communications to its stockholder are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, UBPS will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that UBPS deliver single copies of the proxy statement in the future. Stockholders may notify UBPS of their requests by calling or writing UBPS at its principal executive offices at (610) 977-2482 or Radnor Financial Center, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087.

FUTURE STOCKHOLDER PROPOSALS

If the Transaction is not consummated by February 9, 2013, UBPS will be required to dissolve and liquidate and will conduct no annual meetings thereafter. If the Transaction is consummated, proposals to be included in the proxy statement for the 2013 annual meeting must be provided to UBPS a reasonable time before UBPS begins to print and send its proxy materials for the meeting, which UBPS expects to occur in [ ], 2013. You should direct any proposals to UBPS’s secretary at UBPS’s principal executive office.

186

WHERE YOU CAN FIND ADDITIONAL INFORMATION

UBPS is subject to the informational requirements of the Exchange Act, and is required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that files with the SEC, including this proxy statement, may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the SEC at its principal office in Washington, D.C. 20549, at prescribed rates or from the SEC’s website on the Internet at www.sec.gov, free of charge. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

UBPS has not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and neither the mailing of this proxy statement to UBPS stockholders nor the consummation of the Transaction shall create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

187

INDEX TO FINANCIAL STATEMENTS

For the nine months ended June 30, 2012
and the period from November 12, 2010 (date of inception)
through September 30, 2011

Page
UBPS:

Condensed Consolidated Balance Sheets as of June 30, 2012 (unaudited) and September 30, 2011	F-5
Condensed Consolidated Statements of Operations (unaudited)	F-6
Condensed Consolidated Statement of Changes in Stockholders’ Equity for the period from November 12, 2010 (date of inception) through September 30, 2011 and for the nine months ended June 30, 2012	F-7
Condensed Statements of Cash Flows (unaudited)	F-8
Notes to Financial Statements	F-9
Report of Independent Registered Public Accounting Firm	F-19
Balance Sheet as of September 30, 2011	F-20
Statements of Operations for the period from November 12, 2010 (date of inception) to September 30, 2011	F-21
Statement of Changes in Shareholders’ Equity for the period from November 12, 2010 (date of inception) to September 30, 2011	F-22
Statements of Cash Flows for the period from November 12, 2010 (date of inception) to September 30, 2011	F-23
Notes to Financial Statements	F-24

EMS:

Independent Accountants’ Review Report	F-33
Consolidated Balance Sheets as of June 30, 2012 and 2011 (unaudited)	F-34
Consolidated Statements of Income for the six months ended June 30, 2012 and 2011 (unaudited)	F-35

F-1

Consolidated Statement of Cash Flows for the six months ended June 30, 2012 and 2011	F-37
Notes to Consolidated Financial Statements	F-39
Independent Auditors’ Report	F-47
Consolidated Balance Sheets as of December 31, 2011, 2010 and 2009	F-48
Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009	F-49
Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009	F-51
Notes to the Consolidated Financial Statements	F-53

JetPay:

Report of Independent Public Accountants
Combined Balance Sheets as of June 30, 2012 (unaudited) and as of December 31, 2011	F-63
Combined Statements of Income and Members’ Equity for the six months ended June 30, 2012 and 2011 (unaudited)	F-64
Combined Statements of Cash Flows for the six months ended June 30, 2012 and 2011 (unaudited)	F-65
Notes to Combined Financial Statements	F-66
Independent Auditors’ Report	F-69
Combined Balance Sheets as of December 31, 2011, 2010 and 2009	F-70
Combined Statements of Income and Members’ Equity for the years ending December 31, 2011, 2010 and 2009	F-71
Combined Statement of Cash Flows as for the years ending December 31, 2011, 2010 and 2009	F-72

F-2

Notes to the Combined Financial Statements	F-73

AD Computer

Independent Accountants’ Review Report
Balance Sheets as of June 30, 2012 and June 30, 2011 (unaudited)
Statements of Income for the six months ended June 30, 2012 and June 30, 2011 (unaudited)
Statements of Retained Earnings for the six months ended June 30, 2012 and June 30, 2011 (unaudited)
Independent Auditors’ Report	F-81
Balance Sheets as of December 31, 2011 and 2010	F-82
Statements of Income for the years ended December 31, 2011 and 2010	F-83
Statements of Changes in Stockholders’ Equity for the years ended December 31, 2011 and 2010	F-84
Statements of Cash Flows for the years ended December 31, 2011 and 2010	F-85
Balance Sheets as of December 31, 2009 and 2008	F-94
Statements of Income for the years ended December 31, 2009 and 2008	F-95
Statements of Changes in Stockholders’ Equity for the years ended December 31, 2009 and 2008	F-96
Statements of Cash Flows for the years ended December 31, 2009 and 2008	F-97

PTFS

Independent Accountants’ Review Report

F-3

F-4

Universal Business Payment Solutions Acquisition Corporation and Subsidiaries

(A Company in the Development Stage)

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2012	2011
	(Unaudited)
Assets
Current assets - Cash and cash equivalents	$6,967	$69,121
Cash and cash equivalents held in Trust	68,802,558	68,930,607
Total assets	$68,809,525	$68,999,728

Liabilities and Stockholder's Equity
Current Liabilities
Accounts payable and accrued expenses	$257,872	$14,272
Note Payable	232,500	-
Total current liabilities	490,372	14,272

Common Stock, subject to possible redemption, 10,494,067 shares at June 30, 2012 and 10,516,291 at September 30, 2011 at redemption value	63,776,921	63,905,632

Commitments and Contingencies

Stockholders Equity
Preferred stock, $0.001 par value
Authorized 1,000,000 shares, none issued
Common stock, $0.001 par value
Authorized 100,000,000 shares; 3,825,626 issued and outstanding at June 30, 2012 and 3,825,709 issued and outstanding September 30, 2011	3,826	3,826
(which excludes 10,494,067 shares subject to possible redemption at June 30 30, 2012 and 10,516,291 shares subject to possible redemption at September 30, 2011) (1)(2)
Additional paid-in capital	5,165,954	5,165,954
Accumlated deficit	(627,548)	(89,956)
Total Stockholders Equity	4,542,232	5,079,824

Total Liabilities and Stockholders Equity	$68,809,525	$68,999,728

(1) Reflects the cancellation of 450,000 shares of common stock that were forfeited on June 27, 2011 by the initial stockholders upon the underwriters’ election not to exercise their over-allotment option (Notes 3 and 8).

(2) As a result of repurchases of shares of common stock, in connection with the Share Repurchase Plan (Note 1), through September 30, 2011 aggregate shares of common stock subject to possible redemption were 10,516,291, and through June 30, 2012 aggregate shares of common stock subject to possible redemption are 10,494,067.

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-5

Universal Business Payment Solutions Acquisition Corporation and Subsidiaries

(A Company in the Development Stage)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

				For the Period	For the Period
	For the Three	For the Three	For the Nine	November 12, 2010	November 12, 2010
	Months Ended	Months Ended	Months Ended	(Inception) through	(Inception) through
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012

Operating Costs - Related Party Expense	$(30,000)	$(15,000)	$(75,000)	$(15,000)	$(112,500)
Operating Costs	(132,814)	(23,416)	(476,254)	(24,953)	(536,030)
Total Expense	(162,814)	(38,416)	(551,254)	(39,953)	(648,530)

Interest Income	7,591	-	13,662	-	20,982

Net Loss	$(155,223)	$(38,416)	$(537,592)	$(39,953)	$(627,548)

Weighted average shares outstanding, basic and diluted	3,825,626	3,445,847	3,825,671	3,175,637

Basic and diluted net loss per share	$(0.04)	$(0.01)	$(0.14)	$(0.01)

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-6

Universal Business Payment Solutions Acquisition Company and Subsidiaries

(A Company in the Development Stage)

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(Unaudited)

For the Period from November 12, 2010 (inception) through September 30, 2011 and

For the nine months ended June 30, 2012

			Additional
	Common Stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
		(1) (2)
Common stock issued November 12, 2010 (Inception) at $0.00839 per share for cash (1)	3,000,000	$3,000	$22,000		$25,000

Proceeds from issuance of Warrant Offering Warrants on May 13, 2011 at $0.50 per warrant for cash			3,480,000		3,480,000

Sale of 12,000,000 Units on May 13, 2011 at $6.00 per Unit, net underwriter's discount of $2,160,000 for cash and net offering cost.	12,000,000	12,000	69,354,994		69,366,994

Net proceeds subject to possible redemption (11,171,999 shares at redemption value)	(11,171,999)	(11,172)	(67,691,142)		(67,702,314)

Proceeds from issuance of UPO on May 13, 2011 for cash			100		100

Repurchase of 658,000 shares at $5.75 per share in accordance with Company's Share Repurchase Plan	(658,000)	(658)	(3,796,024)		(3,796,682)

Reduction of net proceeds subject to possible redemption (2)	655,708	656	3,796,026		3,796,682

Net Loss				(89,956)	(89,956)

Balance at September 30, 2011	3,825,709	3,826	5,165,954	(89,956)	5,079,824

Repurchase of 22,307 Shares at $5.75 per share in accordance with Company's Share Repurchase Plan	(22,307)	(22)	(128,689)		(128,711)

Reduction of net proceeds subject to possible redemption (2)	22,224	22	128,689		128,711

Net Loss				(537,592)	(537,592)
	3,825,626	$3,826	$5,165,954	$(627,548)	$4,542,232

(1) Reflects the cancellation of 450,000 shares of common stock that were forfeited on June 27, 2011 by the initial stockholders upon the underwriters’ election not to exercise their over-allotment option (Notes 6 and 8).

(2) As a result of repurchases of shares of common stock through May 18, 2012, in connection with the Share Repurchase Plan (Note 1) aggregate shares of common stock subject to possible redemption are 10,494,067.

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-7

Universal Business Payment Solutions Acquisition Corporation and Subsidiaries

(A Company in the Development Stage)

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

		For the Period	For the Period
	For the Nine	November 12, 2010	November 12, 2010
	Months Ended	(Inception) through	(Inception) through
	June 30, 2012	June 30, 2011	June 30, 2012
Operating Activities
Net loss	$(537,592)	$(39,953)	$(627,548)
Adjustments to reconcile net loss to net cash provided by operating activities
Change in operating assets and liabilities
Accrued expense	243,601	14,401	257,874
Net cash used in operating activities	(293,991)	(25,552)	(369,674)

Investing Activities
Investment in cash and cash equivalents	(13,663)	(72,720,000)	(72,740,953)
Amounts released from restricted cash and cash equivalents to repurchase shares of common stock	128,711	-	3,925,393
Accumulated interest income released from restricted cash and cash equivalents for working capital	13,000		13,000
Net cash provided by (used in) investing activities	128,048	(72,720,000)	(68,802,560)

Financing Activities
Proceeds from sale of common stock to initial shareholders	-	25,000	25,000
Proceeds from note payable to affiliate	232,500	125,000	357,500
Repayment of note payable to affiliate	-	(125,000)	(125,000)
Proceeds from public offering	-	72,000,000	72,000,000
Proceeds from issuance of warrants	-	3,480,000	3,480,000
Proceeds from sale of unit purchase option	-	100	100
Repurchase of Common Stock	(128,711)	-	(3,925,393)
Payment of offering cost	-	(2,633,006)	(2,633,006)
Net cash provided by financing activities	103,789	72,872,094	69,179,201

Net (decrease) increase in cash and cash equivalents	(62,154)	126,542	6,967

Cash and cash equivalents, beginning	69,121	-	$-
Cash and cash equivalents, ending	$6,967	$126,542	$6,967

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-8

Note 1—Organization, Business Operations and Liquidity

Universal Business Payment Solutions Acquisition Corporation was incorporated in Delaware on November 12, 2010 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or other similar business combination, one or more operating businesses (a “Business Combination”).

JP Merger Sub, LLC; Enzo Merger Sub, Inc. and ADC Merger Sub, Inc. were formed in Delaware on June 25, 2012 for the purposes of the transaction as more fully described in the subsequent events paragraph in Note 2 of the notes to the condensed consolidated financial statements.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (‘‘US GAAP’’) for interim financial information and the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by US GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. Operating results for the three and nine months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ending September 30, 2012 or any other period. The balance sheet data at September 30, 2011 was derived from the Company’s audited financial statements but does not include all disclosures required by US GAAP. The accompanying condensed financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on December 29, 2011.

On May 13, 2011 the Company completed its initial public offering of shares of its common stock (the “Offering”). All activity prior to May 13, 2011 relates to the Company’s formation and the Offering described below. All activity from May 13, 2011 through June 30, 2012 relates to the Company’s activities in seeking a Business Combination.

The Company is considered to be a development stage company and as such, its financial statements are prepared in accordance with the Accounting Standards Codification (‘‘ASC’’) Topic 915 ‘‘Development Stage Entities.’’ The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Offering was declared effective on May 9, 2011. The Company consummated the Offering on May 13, 2011 and received proceeds net of transaction costs of $69,366,994 which is discussed in Note 3 (“Public Offering”) and $3,480,000 from the private placement of warrants to the initial stockholders of the Company and the underwriters of the Offering (‘‘Insider Warrants’’) which is described in Note 4 (“Insider Warrants”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Insider Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s initial Business Combination must be with a target business whose collective fair value is at least equal to 80% of the balance in the Trust Account (as defined herein) at the time of the execution of a definitive agreement for such Business Combination. Furthermore, there is no assurance that the Company will be able to effect a Business Combination successfully. An amount of $72,720,000 (including the $3,480,000 of proceeds from the sale of Insider Warrants) was placed in a trust account (‘‘Trust Account’’) for the benefit of the Company and invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of the Company’s first Business Combination, (ii) the Company’s failure to consummate a Business Combination within the prescribed time and (iii) such time as the Company’s common stock (the “Common Stock”) trades at or below $5.75 per share, subject to certain criteria discussed below. In the event that the Common Stock trades at or below $5.75 per share, amounts can be released to the Company from the Trust Account for the Company to purchase up to an average of $1,900,000 worth of shares each month up to an aggregate amount of 50% of the shares sold in the Offering (or 6,000,000 shares). Such purchases were eligible to commence on July 10, 2011 pursuant to a 10b5-1 plan entered into between the Company and Morgan Stanley & Co. Incorporated. The 10b5-1 plan between the Company and Morgan Stanley & Co. Incorporated was terminated by mutual agreement of the parties on August 8, 2011 and a new 10b5-1 plan was simultaneously entered into between the Company and Ladenburg Thalmann & Co. Inc. (the “Share Repurchase Plan”). The Share Repurchase Plan was terminated on May 18, 2012 and the Company does not intend to enter into a new repurchase plan. All shares purchased by the Company will be cancelled and resume the status of authorized but unissued shares of the Company. As of June 30, 2012, a total of 680,307 shares had been repurchased at a cost of $3,925,393 under the Share Repurchase Plan. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

F-9

The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired shares in the Offering (“Public Stockholders”) with the opportunity to redeem their shares of common stock for a pro rata interest in the Trust Account. In the event that stockholders owning 93.1% (87.5% as adjusted for repurchases through June 30, 2012 under the Company’s Share Repurchase Plan) or more of the shares sold in the Offering exercise their redemption rights (the “Redemption Threshold”) described below or are sold to the Company for cancellation under the Share Repurchase Plan, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have waived any redemption rights they may have in connection with a Business Combination.

With respect to a Business Combination which is consummated, Public Stockholders can demand that the Company redeem their shares of common stock for a full pro rata interest in the Trust Account (initially $6.06 per share and approximately $6.08 per share at June 30, 2012). Accordingly, Public Stockholders holding up to one share less than 93.1% (87.5% as adjusted for repurchases through June 30, 2012 under the Company’s Share Repurchase Plan) of the aggregate number of shares owned by all Public Stockholders (the “Public Shares”) or 11,171,999 (10,494,067 as adjusted for repurchases through June 30, 2012 under the Company’s Share Repurchase Plan) shares may seek redemption of their shares in the event of a Business Combination. In addition, the Redemption Threshold may be further limited by the terms and conditions of a proposed initial Business Combination. In this event, the Company would disclose the revised Redemption Threshold in the materials distributed to its stockholders in connection with the vote to approve the Business Combination. Notwithstanding the foregoing, the Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a ‘‘group’’ (within the meaning of Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption with respect to an aggregate of more than 10% of the shares sold in the Offering (but only with respect to the amount over 10% of the shares sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

If the Company has not completed a Business Combination by November 9, 2012 or February 9, 2013 if a definitive agreement has been executed by November 9, 2012 but a Business Combination has not been consummated by February 9, 2013 (See Note 2, Subsequent Events), the Company will liquidate and distribute its remaining assets, including the Trust Account, to the Public Stockholders and its corporate existence will cease except for the purpose of winding up its affairs. In the event of a liquidation, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account (initially $6.06 per share and approximately $6.08 per share at June 30, 2012), plus any pro rata interest earned on the Trust Account not previously released to the Company. The Company will pay the costs of liquidation from remaining assets outside of the Trust Account. If such funds are insufficient, the Company’s Chief Executive Officer has agreed to advance the funds necessary to complete the liquidation.

F-10

The Company anticipates that in order to fund its working capital requirements, the Company will need to use all of the remaining funds not held in trust, the interest earned on the funds held in the Trust Account, as well as entering into contingent fee arrangements with its vendors. The Company may need to raise additional capital through loans or additional investments from its Initial Stockholders, officers, directors or third parties. None of the Initial Stockholders, officers or directors is under any obligation to advance funds to, or to invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and controlling overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These unaudited financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 2—Significant Accounting Policies

Principals of Consolidation

The condensed consolidated financial statements include the accounts of Universal Business Payment Solutions Acquisition Corporation and its wholly owned subsidiaries JP Merger Sub, LLC, Enzo Merger Sub, Inc. and ADC Merger Sub, Inc. (collectively the “Company”). All significant inter-company transactions and balances have been eliminated in consolidation.

Cash and cash equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Restricted cash and cash equivalents held in trust account

The amounts held in the Trust Account represent substantially all of the proceeds of the Offering and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination or to repurchase shares in accordance with the Share Repurchase Plan.

Loss per share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. 10,494,067 and 11,171,999 shares of common stock subject to possible redemption at June 30, 2012 and 2011, respectively, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the earnings on the Trust Account. Loss per share assuming dilution would give effect to dilutive options, warrants and other potential common shares outstanding during the period. As of June 30, 2012 and 2011, the Company has not considered the effect of warrants to purchase 18,960,000 shares of common stock or the effect of the unit purchase option in the calculation of diluted loss per share, since the exercise of the warrants and the unit purchase are contingent upon the occurrence of future events.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets or liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. The most significant estimate being the Company’s valuation allowance relating to deferred tax assets. Actual results could differ from those estimates.

F-11

Securities held in Trust Account

The Company classified its securities as held-to-maturity in accordance with ASC 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts.

A decline in the market value of held-to-maturity securities below cost that is deemed to be other than temporary results in an impairment that reduces the carrying costs to such securities’ fair value. The impairment is charged to earnings and a new cost basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary.

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the “interest income” line item in the statements of operations. Interest income is recognized when earned.

Fair value measurements

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

●	Level 1. Observable inputs such as quoted prices in active markets;
●	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
●	Level 3. Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities measured at fair value are based on one or more of three valuation techniques identified in the tables below. The valuation techniques are as follows:

(a).	Market approach. Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;
(b).	Cost approach. Amount that would be required to replace the service capacity of an asset (replacement cost); and
(c).	Income approach. Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance enumerated in ASC Topic 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as Stockholders’ equity. The Company’s common stock features certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at June 30, 2012, the common stock subject to possible redemption is presented as temporary equity, outside of the Stockholders’ equity section of the Company’s balance sheet.

F-12

Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (‘‘ASC 740’’). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. The Company has recorded a full valuation allowance for all deferred tax assets.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in an interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on November 12, 2010, the evaluation was performed for the tax years ended December 31, 2010 and December 31, 2011 which will be the only periods subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such interest and penalties as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from November 12, 2010 (inception) through September 30, 2011 or for the nine months ended June 30, 2012. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3—Subsequent Events

Subsequent Events

Management evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

On July 6, 2012, the Company entered into an Agreement and Plan of Merger by and among the Company, JP Merger Sub, LLC (the “JetPay Merger Sub”), JetPay, LLC (“JetPay”) and WLES, L.P. (“WLES”), and solely for purposes of Sections 6.12 and 9.9 therein, and Trent Voigt, which was subsequently amended by an Amendment to Merger Agreement, dated as of July 26, 2012, by and between the Company and JetPay. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the JetPay Agreement.

On July 6, 2012, the Company entered into an Agreement and Plan of Merger by and among the Company, Enzo Merger Sub, Inc. (the “EMS Merger Sub), Francis David Corporation (“EMS”), the stockholders of EMS (the “EMS Stockholders”), and James Weiland, as Representative, which was subsequently amended by an Amendment to Merger Agreement, dated as of July 26, 2012, by and between the Company and EMS. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the EMS Agreement.

F-13

On July 6, 2012, the Company entered into an Agreement and Plan of Merger by and among the Company, ADC Merger Sub, Inc. (the “ADC Merger Sub”), AD Computer Corporation (“ADC” and collectively with JetPay and EMS, the “Acquired Companies”), Payroll Tax Filing Services, Inc. (“PTFS”), Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich, as Representative, which was subsequently amended by an Amendment to Merger Agreement, dated as of July 26, 2012, by and between the Company, PTFS and ADC. This Agreement and Plan of Merger and subsequent Amendment to Merger Agreement are collectively referred to herein as the ADC Agreement. The JetPay Agreement, the EMS Agreement and the ADC Agreement are referred to collectively herein as the “Acquisition Agreements” and the transactions contemplated thereby are referred to collectively herein as the “Transaction”.

JetPay Merger

•	Pursuant to the JetPay Agreement, the JetPay Merger Sub will merge with and into JetPay, with JetPay surviving the merger as a wholly owned subsidiary of the Company.

•	In exchange, the Company will pay to WLES $28,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 2,000,000 shares of common stock, of which $10,000,000 and 1,666,667 shares of common stock will be placed into an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to the Company for the obligations of WLES under the JetPay Agreement.

•	WLES will also be entitled to receive up to an aggregate of $5,000,000 in cash and 833,333 shares of common stock in the event certain stock price targets for common stock are achieved and upon a redemption of the warrants issued in the Offering.

 EMS Merger

•	Pursuant to the EMS Agreement, the EMS Merger Sub will merge with and into EMS, with EMS surviving the merger as a wholly owned subsidiary of the Company. Immediately subsequent to the EMS Merger, EMS will acquire all of the outstanding interests of an affiliated entity, BizFunds, LLC, pursuant to a unit purchase agreement, which is attached as an exhibit to the EMS Agreement.

•	In exchange, the Company will pay to the EMS Stockholders $60,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness, and 3,333,333 shares of common stock. An additional $10,000,000 will be placed in an escrow account maintained by JP Morgan Chase Bank, N.A. as partial security to the Company for the obligations of the EMS Stockholders under the EMS Agreement. Any amounts remaining in the escrow account on the 18 month anniversary of the closing will be distributed to the EMS Stockholders, subject to retention of any amounts related to pending claims.

•	Additionally, the EMS Stockholders will be entitled to receive $5,000,000 in cash and 1,666,666 shares of common stock when the Company becomes entitled to redeem the warrants issued in the Offering.

ADC Merger

•	Pursuant to the ADC Agreement, the ADC Merger Sub will merge with and into ADC, with ADC surviving the merger as a wholly owned subsidiary of the Company.

•	In exchange, the Company will pay to stockholders of ADC $16,000,000 in cash, subject to certain adjustments relating to the net working capital, cash and indebtedness.

•	The ADC stockholders will also be entitled to receive $2,000,000 in cash on the 24 month anniversary of the closing.

In connection with the Transaction, the holders of the Public Shares which were sold in the Offering may request redemption of their shares of our common stock for cash in an amount equal to their pro rata share of the aggregate amount on deposit in a trust account holding the proceeds of the Offering.

F-14

Pursuant to its Restated Certificate of Incorporation, the Company intends to seek stockholder approval for the Transaction through the filing of a proxy statement with the SEC.

On July 17, 2012, the Company issued a $15,000 principal amount unsecured promissory note to UBPS Services, LLC, an entity controlled by the Company’s Chairman and CEO, Bipin Shah. This note is non-interest bearing and is payable on the earlier of July 17, 2013 or the consummation of an initial Business Combination.

Management did not identify any other recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

Note 4—Public Offering

On May 13, 2011 the Company sold 12,000,000 units (“Units”) at a price of $6.00 per unit in the Offering. Each unit consists of one share of the Company’s common stock, par value $0.001, and one warrant (“Warrant”). Each Warrant entitles the holder to purchase one share of the Company’s common stock at a price of $6.90 commencing on the later of the Company’s completion of a Business Combination and May 9, 2012 and expires on the earlier of (i) five years from the completion of a Business Combination, (ii) the liquidation of the Trust Account if the Company has not completed a business combination within the required time period or (iii) earlier redemption of the Warrant. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days notice while the Warrants are exercisable, only in the event that the last sale price of the shares of common stock is at least $9.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given, and there is a current registration statement in effect with respect to the shares of common stock underlying such Warrants, commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of (i) the number of shares of common stock underlying the Warrants, and (ii) the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The ‘‘fair market value’’ shall mean the average reported last sale price of the shares of common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. Notwithstanding the foregoing, if the Company has not filed with the Securities and Exchange Commission a registration statement covering the shares issuable upon exercise of the Warrants by the 6-month anniversary of the consummation of its initial Business Combination, commencing on that day, Warrant holders may, until such time as there is an effective registration statement, exercise Warrants on a cashless basis, provided that such cashless exercise is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company does not believe that such an exemption is currently available.

The Company paid the underwriters of the Offering an underwriting discount of 3.0% of the gross proceeds of the Offering ($2,160,000). The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (‘‘EBC’’) or its designees to purchase 600,000 units at an exercise price of $6.60 per unit. The units issuable upon exercise of this option are identical to the units sold in the Offering, with the exception of containing a provision allowing for cashless exercise by EBC. The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated the fair value of this unit purchase option to be approximately $1,053,551 (or $1.76 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to EBC was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35.0%, (2) risk-free interest rate of 2.07% and (3) expected life of five years. The unit purchase option may be exercised for cash or on a ‘‘cashless’’ basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying shares of common stock) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

F-15

Note 5 – Insider Warrants

Simultaneously with the Offering, certain of the Initial Stockholders and the underwriters of the Offering purchased 6,960,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $3,480,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable, (iii) the Insider Warrants are exercisable on a “cashless” basis, in each case, if held by the initial holders or permitted assigns and (iv) the Insider Warrants are subject to restrictions on transfer by the holders thereof. The transfer restriction does not apply to transfers made pursuant to an effective registration statement or an exemption that is occasioned by operation of law or for estate planning purposes, while remaining in escrow.

The Initial Stockholders and the holders of the Insider Warrants (or underlying shares of common stock) are entitled to registration rights with respect to their founding shares and the Insider Warrants (or underlying shares of common stock) pursuant to agreements signed May 13, 2011. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying shares of common stock) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. Pursuant to the terms of the unit purchase option, the holders of the unit purchase option will be entitled to registration rights with respect to the securities. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying shares of common stock) have certain ‘‘piggy-back’’ registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 6 – Investment in Trust Account

Subsequent to the Offering, the net proceeds of the Offering and the sale of the Insider Warrants totaling $72,720,000 ($68,807,968 as adjusted for repurchases through June 30, 2012 under the Company’s Share Repurchase Plan) were deposited into an interest-bearing trust account and invested only in United States “government securities” (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940) having a maturity of 180 days or less until the earlier of either (i) the consummation of a Business Combination or (ii) liquidation of the Company.

As of June 30, 2012, the investment securities in the Company’s Trust Account consisted of $68,802,559 in United States Treasury Bills, and as of September 30, 2011, investment securities in the Company’s Trust Account consisted of $9,999,913 in United States Treasury Bills and $58,930,694 in a “held as cash” account. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with ASC 320, “Investments – Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts. The Company had 68,802,559 and $9,999,913 in held-to-maturity securities at June 30, 2012, and September 30, 2011 respectively.

F-16

Assets Measured at Fair Value on a Recurring Basis

	June 30, 2012	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Held to Maturity U.S. Securities	$68,882,559	$68,882,559	$-	$-

	September 30, 2011	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Held to Maturity U.S. Treasury Securities	$10,000,000	$10,000,000	$-	$-

Note 7 —Notes Payable to Affiliate

During the nine months ended June 30, 2012, the Company issued to UBPS Services, LLC, (“Services”) an entity controlled by Bipin Shah, our Chairman and Chief Executive Officer, various notes aggregating in the principal amount of $232,500. These notes are non-interest bearing and are payable on the earlier of their first anniversary, or the consummation of an initial Business Combination.

Note 8 —Commitments

The Company presently occupies office space provided by Services. Services has agreed that, until the Company consummates a Business Combination, it will make such office space as well as certain office and secretarial services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay Services an aggregate of $7,500 per month for such services commencing on May 9, 2011.

Pursuant to letter agreements executed May 13, 2011 among the Company and the underwriters of the Offering, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Company has engaged EBC on a non-exclusive basis to act as its advisor and investment banker in connection with its initial Business Combination. EBC will provide the Company with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee of $2,070,000 for such services upon the consummation of its initial Business Combination.

Note 9 —Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of June 30, 2012, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.001 per share.

F-17

In connection with the organization of the Company, on December 6, 2010, a total of 3,450,000 shares of the Company’s common stock were sold to the Initial Stockholders at a price of $0.00725 per share for an aggregate of $25,000.

On August 10, 2011, the Company repurchased 329,000 shares of its common stock under the Share Repurchase Plan, on September 1, 6, and 12 the Company repurchased an additional 329,000 shares in aggregate, and on October 27, the Company repurchased an additional 2,328 shares. The Company repurchased an additional 19,979 shares on March 14, 2012. All such shares were purchased at the price of $5.75 per share in accordance with the Share Repurchase Plan. A total of $3,925,393 was withdrawn from the Company’s trust account to complete such repurchases. The repurchased shares were subsequently cancelled.

As of June 30, 2012, 14,319,693 shares of common stock were issued and outstanding, following the cancellation of 450,000 shares which were forfeited by the Initial Stockholders upon the underwriters’ election not to exercise their over-allotment option and the repurchase and subsequent cancellation of 680,307 shares under the Company’s Share Repurchase Plan. In addition, 750,000 of such shares are subject to forfeiture in the event that the Company does not satisfy the conditions required to redeem any outstanding Warrants as described in Note 3.

F-18

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Universal Business Payment Solutions Acquisition Corporation

We have audited the accompanying balance sheet of Universal Business Payment Solutions Acquisition Corporation (a Company in the development stage) (the “Company”) as of September 30, 2011, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from November 12, 2010 (inception) through September 30, 2011.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Business Payment Solutions Acquisition Corporation (a Company in the development stage), as of September 30, 2011 and the results of its operations and its cash flows for the period from November 12, 2010 (inception) through September 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1, the Company has no present revenue and the Company’s cash and working capital as of September 30, 2011, are not sufficient to complete its planned activities for the upcoming year.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Marcum llp

New York, NY

December 29, 2011

F-19

Universal Business Payment Solutions Acquisition Corporation

(A Company in the Development Stage)

BALANCE SHEET

September 30, 2011

Assets
Current assets – Cash and cash equivalents	$69,121
Cash and cash equivalents held in Trust	68,930,607
Total assets	$68,999,728

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	14,272
Total current liabilities	14,272

Common Stock, subject to possible redemption, 10,516,291 shares at redemption value	63,905,632

Commitments and Contingencies

Shareholders’ Equity
Preferred stock, $0.001 par value Authorized 1,000,000 shares, none issued or outstanding	-
Common Stock, $0.001 par value Authorized 100,000,000, 3,825,709 issued and outstanding (which excludes 10,516,291 shares subject to possible redemption(1)(2)	3,826
Additional paid-in capital	5,165,954
Accumulated deficit	(89,956)
Total Shareholders’ Equity	5,079,824

Total Liabilities and Shareholders’ Equity	$68,999,728

(1)	Reflects the cancellation of 450,000 shares of common stock that were forfeited on June 27, 2011 by the initial stockholders upon the underwriters’ election not to exercise their over-allotment option (Notes 3 and 9).

(2)	As a result of repurchases of shares of common stock through September 30, 2011, in connection with the Share Repurchase Plan (Note 1), aggregate shares of common stock subject to possible redemption are 10,516,291.

The accompanying notes are an integral part of these condensed financial statements.

F-20

Universal Business Payment Solutions Acquisition Corporation

(A Company in the Development Stage)

STATEMENT OF OPERATIONS

For the Period November 12, 2010 (Inception) through September 30, 2011

Operating costs-Related party expense	$47,089
Operating cost	50,186
Loss from operations	(97,275)

Interest income	7,319
Total other income	7,319

Net Loss	$(89,956)

Weighted average shares outstanding, basic and diluted	3,363,742

Basic and diluted net loss per share	$(0.03)

The accompanying notes are an integral part of these condensed financial statements.

F-21

Universal Business Payment Solutions Acquisition Corporation

(A Company in the Development Stage)

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

For the Period from November 12, 2010 (inception) to September 30, 2011

	Common Stock		Additional Paid-In	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Common stock issued November 12, 2010 (Inception) at $0.00839 per share for cash (1)	3,000,000	$3,000	$22,000	$	$25,000

Proceeds from issuance of Warrant Offering Warrants on May 13, 2011 at $0.50 per warrant for cash			3,480,000		3,480,000

Sale of 12,000,000 Units on May 13, 2011 at $6.00 per Unit, net of offering costs of $2,633,006	12,000,000	12,000	69,354,994		69,366,994

Proceeds from issuance of unit purchase option on May 13, 2011 for cash			100		100

Net proceeds subject to possible redemption (11,171,999 shares at redemption value)	(11,171,999)	(11,172)	(67,691,142)		(67,702,314)

Repurchase of 658,000 shares of common stock at $5.75 per share in accordance with the Company’s Share Repurchase Plan	(658,000)	(658)	(3,796,024)		(3,796,682)

Reduction in net proceeds subject to possible redemption (2)	655,708	656	3,796,026		3,796,682

Net loss				(89,956)	(89,956)

	3,825,709	3,826	5,165,954	(89,956)	5,079,824

(1) Reflects the cancellation of 450,000 shares of common stock that were forfeited on June 27, 2011 by the initial stockholders upon the underwriters’ election not to exercise their over-allotment option (Notes 6 and 8).

(2) As a result of repurchases of shares of common stock through September 30, 2011, in connection with the Share Repurchase Plan (Note 1), aggregate shares of common stock subject to possible redemption are 10,516,291.

The accompanying notes are an integral part of these condensed financial statements.

F-22

Universal Business Payment Solutions Acquisition Corporation

(A Company in the Development Stage)

STATEMENT OF CASH FLOWS

For the period from November 12, 2010 (inception) to September 30, 2011

Operating Activities
Net loss	$(89,956)
Adjustments to reconcile net loss to net cash used in operating activities
Change in operating assets and liabilities
Accounts payable and accrued expenses	14,272
Net cash used in operating activities	(75,684)

Investing Activities
Investment in restrictive cash and cash equivalents	(72,727,289)
Amounts from restricted cash and cash equivalents to repurchase shares of common stock	3,796,682
Net cash used in investing activities	(68,930,607)

Financing Activities
Proceeds from sale of common stock to initial stockholders	25,000
Proceeds from note payable to affiliate	125,000
Repayment of note payable to affiliate	(125,000)
Proceeds from public offering	72,000,000
Proceeds from issuance of warrants	3,480,000
Proceeds from sale of underwriter purchase option	100
Repurchase of common stock	(3,796,682)
Payment of offering costs	(2,633,006)
Net cash provided by financing activities	69,075,412

Net increase in cash and cash equivalents	69,121
Cash and cash equivalents, beginning	-
Cash and cash equivalents, ending	$69,121

The accompanying notes are an integral part of these condensed financial statements.

F-23

Note 1—Organization, Business Operations and Liquidity

Universal Business Payment Solutions Acquisition Corporation (the ‘‘Company’’) was incorporated in Delaware on November 12, 2010 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or other similar business combination, one or more operating businesses (a “Business Combination”).

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (‘‘US GAAP’’) and pursuant to the accounting and disclosure rules and regulations of the United States Securities and Exchange Commission (“SEC”).

On May 13, 2011 the Company completed its initial public offering of shares of its common stock (the “Offering”). All activity prior to May 13, 2011 relates to the Company’s formation and Public Offering described below. All activity from May 13, 2011 through September 30, 2011 relates to the Company’s activities in seeking a Business Combination.

The Company is considered to be a development stage company and as such, its financial statements are prepared in accordance with the Accounting Standards Codification (‘‘ASC’’) topic 915 ‘‘Development Stage Entities.’’ The Company is subject to all of the risks associated with development stage companies.

The registration statement relating to the Offering was declared effective on May 9, 2011. The Company consummated the Offering on May 13, 2011 and received proceeds net of transaction costs of $69,366,994 which is discussed in Note 3 (“Public Offering”) and $3,480,000 from the private placement of warrants to the initial stockholders of the Company and the underwriters of the Offering (‘‘Insider Warrants’’) which is described in Note 4 (“Insider  Warrants”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Insider Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s initial Business Combination must be with a target business whose collective fair value is at least equal to 80% of the balance in the Trust Account (as defined herein) at the time of the execution of a definitive agreement for such Business Combination. Furthermore, there is no assurance that the Company will be able to effect a Business Combination successfully. An amount of $72,720,000 (including the $3,480,000 of proceeds from the sale of Insider Warrants) was placed in a trust account (‘‘Trust Account’’) for the benefit of the Company and invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of the Company’s first Business Combination, (ii) the Company’s failure to consummate a Business Combination within the prescribed time and (iii) such time as the Company’s common stock (the “Common Stock”) trades at or below $5.75 per share, subject to certain criteria discussed below. In the event that the Common Stock trades at or below $5.75 per share, there will be released to the Company from the Trust Account amounts necessary for the Company to purchase up to an average of $1,900,000 worth of shares each month up to an aggregate amount of 50% of the shares sold in the Offering (or 6,000,000 shares). Such purchases were eligible tocommence on July 10, 2011 pursuant to a share repurchase plan entered into between the Company and Morgan Stanley & Co. Incorporated.  The share repurchase plan between the Company and Morgan Stanley & Co. Incorporated was terminated by mutual agreement of the parties on August 8, 2011 and a new share repurchase plan was simultaneously entered into between the Company and Ladenberg Thalmann (the “Share Repurchase Plan”).  The Share Repurchase Plan will end on the date on which the Company announces the execution of a definitive agreement for a Business Combination. Purchases will be made only in open market transactions pursuant to the Share Repurchase Plan which requires the Company to maintain a limit order for the shares at $5.75 per share during the purchase period. This Share Repurchase Plan will remain in place until the maximum number of shares has been purchased under such plan or the Share Repurchase Plan expires by its own terms. It is intended that purchases will comply with the technical requirements of Rule 10b-18 (including timing, pricing and volume of purchases) under the Securities Exchange Act of 1934, as amended, although purchases may not actually be effected under Rule 10b-18, including as a result of an independent broker-dealer effectuating purchases under the Share Repurchase Plan. All shares purchased by the Company will be cancelled and resume the status of authorized but unissued shares of the Company. As of September 30, 2011, a total of 658,000 shares had been repurchased at a cost of $3,796,682 under the Share Repurchase Plan. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

F-24

The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired shares in the Offering (‘‘Public Stockholders’’) with the opportunity to redeem their shares of common stock for a pro rata interest in the Trust Account. In the event that stockholders owning 93.1% (87.6% as adjusted for repurchases through September 30, 2011 under the Company’s Share Repurchase Plan) or more of the shares sold in the Offering exercise their redemption rights (the “Redemption Threshold”) described below or are sold to the Company for cancellation under the Share Repurchase Plan, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Stockholders’’), have waived any redemption rights they may have in connection with a Business Combination.

With respect to a Business Combination which is consummated, Public Stockholders can demand that the Company redeem their shares of common stock for a full pro rata interest in the Trust Account (initially $6.06 per share and approximately $6.08 per share at September 30, 2011). Accordingly, Public Stockholders holding up to one share less than 93.1% (87.6% as adjusted for repurchases through September 30, 2011 under the Company’s Share Repurchase Plan) of the aggregate number of shares owned by all Public Stockholders or 10,516,291 shares may seek redemption of their shares in the event of a Business Combination. However, because the Company may repurchase up to 50% of the shares sold in the Offering in accordance with the Share Repurchase Plan, the Redemption Threshold will be further reduced in direct proportion to the percentage of shares purchased by the Company. In addition, the Redemption Threshold may be further limited by the terms and conditions of a proposed initial Business Combination. In this event, the Company would disclose the number of shares it purchased and the revised Redemption Threshold in the materials distributed to its stockholders in connection with the vote to approve a Business Combination.  Notwithstanding the foregoing, the Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a ‘‘group’’ (within the meaning of Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption with respect to an aggregate of more than 10% of the shares sold in the Offering (but only with respect to the amount over 10% of the shares sold in the Offering). A ‘‘group’’ will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

If the Company has not completed a Business Combination by November 9, 2012 or February 9, 2013 if a definitive agreement has been executed by November 9, 2012 but a Business Combination has not been consummated by February 9, 2013, the Company will liquidate and distribute its remaining assets, including the Trust Account, to the Public Stockholders and its corporate existence will cease except for the purpose of winding up its affairs. In the event of a liquidation, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account (initially $6.06 per share and approximately $6.08 per share at September 30, 2011), plus any pro rata interest earned on the Trust Account  not previously released to the Company. The Company will pay the costs of liquidation from remaining assets outside of the Trust Account. If such funds are insufficient, the Company’s Chief Executive Officer has agreed to advance the funds necessary to complete the liquidation.

F-25

The Company anticipates that in order to fund its working capital requirements, the Company will need to use all of the remaining funds not held in trust, the interest earned on the funds held in the Trust Account, as well as entering into contingent fee arrangements with its vendors. The Company may need to raise additional capital through loans or additional investments from its Initial Stockholders, officers, directors, or third parties. None of the Initial Stockholders, officers or directors is under any obligation to advance funds to, or to invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and controlling overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 2—Significant Accounting Policies

Cash and cash equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Restricted cash and cash equivalents held in trust account

The amounts held in the Trust Account represent substantially all of the proceeds of the Offering and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination or to repurchase shares in accordance with the Share Repurchase Plan.

Loss per share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. 10,516,291 shares of common stock, subject to possible redemption at September 30, 2011, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the earnings on the Trust Account.  Loss per share assuming dilution would give effective to dilutive options, warrants and other potential common shares outstanding during the period.  The Company has not considered the effect of warrants to purchase 18,960,000 shares of common stock or the effect of the unit purchase option in the calculation of diluted loss per share, since the exercise of the warrants and the unit purchase are contingent upon the occurrence of future events.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets or liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Securities held in Trust Account

At June 30, 2011, investment securities consisted of United States Treasury securities. The Company classified its securities as held-to-maturity in accordance with ASC 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts.

A decline in the market value of held-to-maturity securities below cost that is deemed to be other than temporary, results in an impairment that reduces the carrying costs to such securities’ fair value. The impairment is charged to earnings and a new cost basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary.

F-26

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the “interest income” line item in the statements of operations. Interest income is recognized when earned.

Fair value measurements

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

●	Level 1. Observable inputs such as quoted prices in active markets;
●	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

●	Level 3. Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities measured at fair value are based on one or more of three valuation techniques identified in the tables below. The valuation techniques are as follows:

(a).	Market approach. Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;
(b).	Cost approach. Amount that would be required to replace the service capacity of an asset (replacement cost); and

(c).	Income approach. Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Assets Measured at Fair Value on a Recurring Basis

	September 30, 2011	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Restricted cash and cash equivalents held in trust account	$68,930,607	$68,930,607	$-	$-

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”.   Common stock subject to mandatory redemption (if any) is classified as liability instruments and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at September 30, 2011, the common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

F-27

 Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (‘‘ASC 740’’). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on November 12, 2010, the evaluation was performed for the 2010 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such interest and penalties as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from November 12, 2010 (inception) through September 30, 2011. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Subsequent Events

Management evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the review, Management did not identify any recognized or non-recognized subsequent events, other than those discussed in Note 10–Subsequent Events, that would have required adjustment or disclosure in the financial statements (See Note 10–Subsequent Events).

Note 3—Public Offering

On May 13, 2011 the Company sold 12,000,000 units (“Units”) at a price of $6.00 per unit in the Offering. Each unit consists of one share of the Company’s common stock, par value $0.001, and one warrant (‘‘Warrants’’). Each Warrant entitles the holder to purchase one share of the Company’s common stock at a price of $6.90 commencing on the later of the Company’s completion of a Business Combination and May 9, 2012 and expires on the earlier of (i) five years from the completion of a Business Combination, (ii) the liquidation of the Trust Account if the Company has not completed a business combination within the required time period or (iii) earlier redemption of the Warrant.  The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days notice while the Warrants are exercisable, only in the event that the last sale price of the shares of common stock is at least $9.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given and there is a current registration statement in effect with respect to the shares of common stock underlying such Warrants commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a ‘‘cashless basis.’’ In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of (i) the number of shares of common stock underlying the Warrants, and (ii) the difference between the exercise price of the Warrants and the ‘‘fair market value’’ (defined below) by (y) the fair market value. The ‘‘fair market value’’ shall mean the average reported last sale price of the shares of common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants.  In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. Notwithstanding the foregoing, if the Company has not filed with the Securities and Exchange Commission a registration statement covering the shares issuable upon exercise of the Warrants by the 6-month anniversary of the consummation of its initial Business Combination, commencing on that day, Warrant holders may, until such time as there is an effective registration statement, exercise Warrants on a cashless basis, provided that such cashless exercise is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Company does not believe that such an exemption is currently available.

F-28

The Company paid the underwriters of the Offering an underwriting discount of 3.0% of the gross proceeds of the Offering ( $2,160,000). The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (‘‘EBC’’) or its designees to purchase 600,000 units at an exercise price of $6.60 per unit. The units issuable upon exercise of this option are identical to the units sold in the Offering, with the exception of containing a provision for cashless exercise by EBC. The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,053,551 (or $1.76 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to EBC is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35.0%, (2) risk-free interest rate of 2.07% and (3) expected life of five years. The unit purchase option may be exercised for cash or on a ‘‘cashless’’ basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying shares of common stock) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

Note 4—Insider Warrants

Simultaneously with the Offering, certain of the Initial Stockholders and the underwriters of the Offering purchased 6,960,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $3,480,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable and (iii) the Insider Warrants are exercisable on a ‘‘cashless’’ basis, in each case, if held by the initial holders or permitted assigns. The transfer restriction does not apply to transfers made pursuant to an effective registration statement or an exemption that is occasioned by operation of law or for estate planning purposes, while remaining in escrow.

F-29

The Initial Stockholders and the holders of the Insider Warrants (or underlying shares of common stock) are entitled to registration rights with respect to their founding shares and the Insider Warrants (or underlying shares of common stock) pursuant to agreements signed May 13, 2011. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying shares of common stock) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. Pursuant to the terms of the unit purchase option, the holders of the unit purchase option will be entitled to registration rights with respect to the securities. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying shares of common stock) have certain ‘‘piggy-back’’ registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 5—Investment in Trust Account

Subsequent to the Offering, the net proceeds of the Offering totaling $72,720,000 were deposited into an interest-bearing trust account and invested only in United States “government securities” (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940) having a maturity of 180 days or less until the earlier of either (i) the consummation of a Business Combination or (ii) liquidation of the Company.

As of September 30, 2011, investment securities in the Company’s Trust Account consisted of $9,999,913 in United States Treasury Bills and $58,930,694 in a “held as cash” account. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with FASB ASC 320, “Investments – Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts. The carrying amount, excluding accrued interest income, gross unrealized holding gains and fair value of held-to-maturity securities at September 30, 2011 are as follows:

	Carrying Amount	Unrealized Holding Gains	Fair Value
Held-to-Maturity U.S. Treasury Securities	$10,000,000	$-	$10,000,000

Note 6—Notes Payable to Stockholders

The Company issued a $125,000 principal amount unsecured promissory note to UBPS Services, LLC, an entity controlled by one of the Initial Stockholders, on December 6, 2010. The note is non-interest bearing and is payable on the earlier of December 6, 2011 or the consummation of the Offering. The Company repaid this Note in full on May 19, 2011.

Note 7—Commitments

The Company granted the underwriters of the Offering a 45 day option to purchase up to an additional 1,800,000 Units to cover over-allotments, if any.  The underwriters elected not to exercise the over-allotment option and the over-allotment option expired on June 27, 2011.

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space as well as certain office and secretarial services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate an aggregate of $7,500 per month for such services commencing on May 9, 2011. Aggregate payments made under this agreement amounted to $47,089 as of September 30, 2011.

Pursuant to letter agreements executed May 13, 2011 among the Company and the underwriters of the Offering, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Company has engaged EBC on a non-exclusive basis to act as its advisor and investment banker in connection with its initial Business Combination.  EBC will provide the Company with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee of $2,070,000 for such services upon the consummation of its initial Business Combination.

F-30

Note 8—Income Taxes

The Company’s deferred tax assets are as follows at September 30, 2011:

Net operating loss carryforwards	$35,982
Total deferred tax assets	$35,982
Less: valuation allowance	(35,982)
Net deferred tax assets	-

The Company has a net operating loss of approximately $89,956 that expires in 2031. The ultimate realization of the net operating loss is dependent upon future taxable income, if any, of the Company and may be limited in any one period by alternative minimum tax rules. Although management believes that the Company will have sufficient future taxable income to absorb the net loss carryovers before the expiration of the carryover period, there may be circumstances beyond the Company’s control that limit such utilization. Accordingly, management has determined that a full valuation allowance of the deferred tax asset is appropriate as of September 30, 2011.

Internal Revenue Code Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% shareholders (shareholders owning more than 5% of the Company’s outstanding capital stock) has increased on a cumulative basis more than 50 percentage points within a period of two years. Management cannot control the ownership changes occurring as a result of public trading of the Company’s Common Stock. Accordingly, there is a risk of an ownership change beyond the control of the Company that could trigger a limitation of the use of the loss carryover.

The Company established a valuation allowance of $35,982 as of September 30, 2011, which fully offset the deferred tax asset of $35,982. The deferred tax asset results from applying an effective combined federal and state tax rate of 40% to the net operating losses of approximately $89,956. Effective tax rates differ from statutory rates.

A reconciliation of the statutory tax rate to the Company’s effective tax rate as of September 30, 2011 is as follows:

Tax benefit at federal statutory rate	(34.0)%
State income tax	(6.0)%
Increase in valuation allowance	40.0%
Effective income tax rate	-%

Note 9—Shareholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of September 30, 2011, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.001 per share.

F-31

In connection with the organization of the Company, on December 6, 2010, a total of 3,450,000 shares of the Company’s shares of common stock were sold to the Initial Stockholders at a price of $0.00725 per share for an aggregate of $25,000.

On August 10, 2011, the Company repurchased 329,000 shares of its common stock under the Share Repurchase Plan, and on September 1st, 6th, and 12th the Company repurchased an additional 329,000 shares in aggregate. All such shares were purchased at the price of $5.75 per share in accordance with the Share Repurchase Plan. A total of $3,796,682 was withdrawn from the Company’s trust account to complete such repurchases.  The repurchased shares were subsequently cancelled.

As of September 30, 2011, 14,342,000 shares of common stock were issued and outstanding, following the cancellation of 450,000 shares which were forfeited by the Initial Shareholders upon the underwriters’ election not to exercise their over-allotment option; and the repurchase and subsequent cancellation of 658,000 shares under the Company’s Share Repurchase Plan.  In addition, 750,000 of such shares are subject to forfeiture in the event that the Company does not satisfy the conditions required to redeem any outstanding Warrants as described in Note 3.

Note 10—Subsequent Events

The Company issued a $50,000 principal amount unsecured promissory note to UBPS Services, LLC, an entity controlled by one of the Initial Stockholders, on December 6, 2011. The note is non-interest bearing and is payable on the earlier of December 6, 2012 or the consummation of an initial business combination.

F-32

BOARD OF DIRECTORS

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

Independent Accountants’ Review Report

We have reviewed the accompanying consolidated balance sheet of Francis David Corporation dba Electronic Merchant Systems and Affiliate as of June 30, 2012, and 2011, and the related consolidated statements of income, owners’ equity, and cash flows for the respective six months then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the consolidated financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the consolidated financial statements. Our responsibility is to conduct the reviews in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the consolidated financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Cohen & Company, Ltd.

August 16, 2012

Cleveland, Ohio

F-33

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED BALANCE SHEET

JUNE 30, 2012 AND 2011

		2012	2011
ASSETS
Cash and cash equivalents		$4,139,710	$2,326,428
Accounts receivable - Net		2,801,406	3,511,431
Accounts receivable related to Bizfunds - Net		620,092	401,364
Capitalized customer acquisition costs - Net		3,143,486	2,662,007
Net investment in capitalized leases		2,008,623	1,947,212
Merchandise inventory		365,862	550,719
Furniture and equipment - Net		1,276,620	929,745
Purchased portfolios		161,163	246,380
Other assets		2,191,745	1,891,296
		$16,708,707	$14,466,582

LIABILITIES
Lines of credit		$2,311,835	$3,016,295
Accounts payable		227,383	228,311
Accrued payroll and other		2,638,947	2,111,794
Deferred revenue related to Bizfunds		191,924	122,849
Interest rate swap		10,854	38,386
Chargeback reserve		112,003	84,082
Unsettled merchant accounts		2,003,134	688,803
		7,496,080	6,290,520
COMMITMENTS AND CONTINGENCIES

OWNERS' EQUITY
Common stock
Class A, voting, no par value
Authorized	- 100 shares
Issued and outstanding	- 30 shares	300	300
Class B, non-voting, no par value
Authorized	- 4,900 shares
Issued and outstanding	- 3,172 shares	31,720
	- 3,136 shares	31,360
Additional paid-in capital		673,774	458,134
Retained earnings		9,787,618	9,032,276
Accumulated other comprehensive loss		(10,854)	(38,386)
		10,482,558	9,483,684
Less: Treasury stock - Class B - 90 shares - At cost		1,487,500	1,487,500
Controlling interest		8,995,058	7,996,184
Non-controlling interest		217,569	179,878
		9,212,627	8,176,062
		$16,708,707	$14,466,582

See the Independent Accountants' Review Report and the notes to these consolidated financial statements.

F-34

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF INCOME

SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2012	2011
REVENUES
Processing fees	$20,983,653	$18,720,734
Equipment sales - Net	886,759	739,823
Other fees	709,612	577,010
Interest income	155,209	160,500
	22,735,233	20,198,067
COSTS AND EXPENSES
Assessments and processing costs	3,839,577	3,475,832
Cost of equipment sales	490,783	379,184
Payroll and related expenses	5,060,402	4,480,979
Commissions	6,341,416	4,772,227
General and administrative	2,561,722	3,072,895
Interest	59,449	74,930
	18,353,349	16,256,047
NET INCOME	4,381,884	3,942,020
LESS: NET INCOME ATTRIBUTABLE TO THE
NON-CONTROLLING INTEREST	171,038	80,006
NET INCOME ATTRIBUTABLE TO ELECTRONIC
MERCHANT SYSTEMS	$4,210,846	$3,862,014

See the Independent Accountants' Review Report and the notes to these consolidated financial statements.

F-35

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF OWNERS' EQUITY

SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	Shareholders of Electronic Merchant Systems
							Accumulated
	Class A		Class B		Additional		Other	Treasury Stock			Non-
		Common		Common	Paid-in	Retained	Comprehensive	Class B			Controlling
	Shares	Stock	Shares	Stock	Capital	Earnings	Income (Loss)	Shares	Amount	Subtotal	Interest	Total

Balance - January 1, 2011	30	$300	3,136	$31,360	$458,134	$7,911,013	$(39,969)	(90)	$(1,487,500)	$6,873,338	$159,872	$7,033,210

Comprehensive income
Net income						3,862,014				3,862,014	80,006	3,942,020
Change in fair value of interest rate swap							1,583			1,583		1,583
Comprehensive income										3,863,597	80,006	3,943,603

Distributions						(2,740,751)				(2,740,751)	(60,000)	(2,800,751)

Balance - June 30, 2011	30	$300	3,136	$31,360	$458,134	$9,032,276	$(38,386)	(90)	$(1,487,500)	$7,996,184	$179,878	$8,176,062

Balance - January 1, 2012	30	$300	3,172	$31,720	$673,774	$9,134,625	$(23,060)	(90)	$(1,487,500)	$8,329,859	$166,531	$8,496,390

Comprehensive income
Net income						4,210,846				4,210,846	171,038	4,381,884
Change in fair value of interest rate swap							12,206			12,206		12,206
Comprehensive income										4,223,052	171,038	4,394,090

Distributions						(3,557,853)				(3,557,853)	(120,000)	(3,677,853)

Balance - June 30, 2012	30	$300	3,172	$31,720	$673,774	$9,787,618	$(10,854)	(90)	$(1,487,500)	$8,995,058	$217,569	$9,212,627

See the Independent Accountants' Review Report and the notes to these consolidated financial statements.

F-36

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2012	2011

CASH FLOW PROVIDED FROM OPERATING ACTIVITIES
Net income	$4,210,846	$3,862,014
Noncash items included in operations
Increase (decrease) in items not affecting cash
Depreciation and amortization	279,561	289,449
Amortization of customer acquisition costs	963,608	915,600
Income attributable to non-controlling interest	171,038	80,006
Loss on disposal of furniture and equipment	44,500	50,015
Change in allowance for uncollectible leases	24,163	(75,305)
Increase (decrease) in chargeback reserve	17,944	(8,538)
Increase (decrease) in cash caused by changes in
current items
Accounts receivable - Net	541,134	325,237
Capitalized customer acquisition costs - Net	(1,208,947)	(508,359)
Investment in capitalized leases - Net	(57,090)	565,541
Merchandise inventory	10,794	(34,140)
Other assets	13,747	(22,467)
Accounts payable	147,923	199,662
Accrued payroll and other	957,447	692,987
Deferred revenue	(125)	(793)
Unsettled merchant accounts	1,004,476	(366,716)
Net cash flow provided from operations	7,121,019	5,964,193

CASH FLOW USED IN INVESTING ACTIVITIES
Purchases of furniture and equipment	(318,065)	(143,017)
Equipment licensed to merchants	(168,656)	(198,116)
Purchased portfolios		(56,435)
Change in other assets	27,575	35,601
	(459,146)	(361,967)

See the Independent Accountants' Review Report and the notes to these consolidated financial statements.

F-37

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2012	2011

CASH FLOW USED IN FINANCING ACTIVITIES
Net repayments on lines of credit	(1,318,473)	(2,052,078)
Distributions to shareholders	(3,557,853)	(2,740,751)
Distributions to non-controlling interest	(120,000)	(60,000)
	(4,996,326)	(4,852,829)

INCREASE IN CASH AND CASH EQUIVALENTS	1,665,547	749,397

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	2,474,163	1,577,031

CASH AND CASH EQUIVALENTS - END OF PERIOD	$4,139,710	$2,326,428

NONCASH INVESTING AND FINANCING ACTIVITY
Change in fair value of interest rate swap	$(12,206)	$(1,583)

SUPPLEMENTAL FINANCIAL INFORMATION
Interest paid	$59,449	$74,930

See the Independent Accountants' Review Report and the notes to these consolidated financial statements.

F-38

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Francis David Corporation dba Electronic Merchant Systems (EMS), its wholly owned subsidiary, EMS Advertising, Inc., and its affiliate, BizFunds, LLC (BizFunds) (collectively, the Company). All material intercompany accounts and transactions have been eliminated in consolidation.

EMS is the primary beneficiary of BizFunds, which qualifies as a variable interest entity (VIE) and, therefore, is subject to consolidation. The determination was based on common control and the fact that, along with the other members of BizFunds, EMS guarantees the debt of BizFunds. Except for amounts contractually required, EMS did not provide material financial or other support to BizFunds. Accordingly, the assets and liabilities and revenues and expenses of BizFunds have been included in the accompanying consolidated financial statements. As of June 30, 2012 and 2011, BizFunds had assets of $616,374 and $472,462, and liabilities of $253,759 and $172,849, respectively. Revenues for the six months ended June 30, 2012 and 2011, were $352,277 and $224,011 and expenses for the six months ended June 30, 2012 and 2011, were $67,217 and $90,851, respectively.

Nature of Operations

EMS markets debit/credit card processing services to merchants nationwide through sales offices and a network of independent agents. EMS is registered with the Visa, MasterCard, and Discover associations to provide transaction processing services for merchants on behalf of member banks. EMS also sells and leases card processing equipment to merchants who contract for the card processing services that EMS offers. The Company processes through two sponsor banks.

BizFunds is a provider of alternative financial funding for small businesses by providing merchant cash advance services through purchasing pre-determined amounts of future debit/credit card sales transactions.

Accounting Estimates

Management uses estimates and assumptions in preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

Cash and cash equivalents include bank accounts, certificates of deposit, money market funds, and investments with original maturities of three months or less. At times, certain of the Company’s cash accounts exceed the amount of related federal insurance. Management has not experienced any losses, material or otherwise, due to this concentration.

Included in cash and cash equivalents are restricted deposits totaling $2,083,982 and $760,171 at June 30, 2012, and 2011, respectively, required and held by third parties related to bank card processing.

Accounts Receivable

Accounts receivable consist of fees for processing merchant transactions and are collected monthly. Accounts receivable also include the portion of future credit card receipts purchased by BizFunds from merchants. No allowance for uncollectible accounts is considered necessary at June 30, 2012 and 2011. The allowance for accounts receivable related to BizFunds amounted to $25,338 and $20,979 at June 30, 2012 and 2011, respectively.

F-39

Capitalized Customer Acquisition Costs - Net

Capitalized customer acquisition costs consist of payments made to the Company’s internal sales force and network of agents for the establishment of new merchant relationships. These direct, incremental costs are amortized over 36 months.

Management evaluates the capitalized customer acquisition costs for impairment by comparing expected future discounted cash flow to amounts capitalized in accordance with GAAP. The Company believes no impairment has occurred at either June 30, 2012 or 2011.

Merchandise Inventory

Merchandise inventory consists of credit card processing equipment sold to merchants and is stated at the lower of cost or market, determined on an average cost basis, which approximates the first-in, first-out basis.

Furniture and Equipment

Furniture and equipment is stated at cost. Depreciation and amortization expense is provided by use of the straight-line method over the following estimated useful lives of the assets:

Furniture	7 years
Equipment and software	3 – 7 years
Leasehold improvements	Term of lease

Revenue Recognition

The majority of revenues recorded by the Company are accounted for under the following categories:

Processing Fees and Costs

EMS records fees and receivables for processing merchant transactions at the time of processing, recorded net of interchange costs to Visa, MasterCard, and Discover. In addition, monthly fees are charged for secure electronic processing via the internet and web site hosting. Such fees are recognized monthly as services are provided.

Processing Fees and Costs (continued)

Processing costs consist substantially of third-party fees and other network assessment fees.

In certain instances, Company-owned equipment is licensed to customers for the term of their processing contract without a separate charge. This is a multiple deliverable arrangement under GAAP. However, since these transactions are not treated as a sale of the equipment under GAAP, the reclassification of processing income attributable to the value of the use of the equipment provided would not materially change assets, revenues, or net income.

Leases

EMS provides sales-type leases to customers. In a sales-type lease, EMS records a sale and the related cost of sales and gross profit at the beginning of the lease, with the sales price recorded at the present value of the minimum lease payments to be received. The gross profit also includes the estimated present value of the unguaranteed residual value of the equipment. During the six months ended June 30, 2012 and 2011, $886,759 and $739,823, respectively, of sales-type lease revenue was recognized and classified as equipment sales. Income is also recognized throughout the lease term for that amount representing interest, which is classified as interest income in the consolidated statement of income. EMS also provides an allowance for uncollectible accounts representing EMS’s estimate of the credit risk associated with such leases. Such provision is recorded as an offset to gross equipment sales and the allowance is recorded as an offset to the net investment in sales-type leases (see Note 3).

F-40

EMS also purchases direct-financing type leases from independent agents who secure these leases from new EMS payment processing customers procured by them. At June 30, 2012 and 2011, $274,413 and $582, respectively, of direct-financing type leases are included in the net investment in capitalized leases.

The accounting for leasing activity is dependent upon the use of estimates and management’s judgment based on historical experience in the leasing industry. While management believes its lease accounting assumptions are reasonable, it is possible that the estimates may require revision in the future as circumstances change, which could reduce the carrying amount of the net investment in sales-type leases.

Revenues from the sale of card processing equipment (inventory) are recognized at the time equipment is installed at the customer location.

Other Fees

Other fees consist of revenues related to gift and loyalty card transactions, web design services, leasing fees, and commissions. Such amounts are recognized at the time the transaction is processed and the revenues are earned.

Equipment Sales

Revenue from sales of equipment is recognized upon closing of the equipment contract.

Fair Value Measurements

The various inputs that may be used to determine the fair value of the Company’s assets and liabilities are summarized in three broad levels:

Level 1           Quoted prices in active markets for identical securities

Level 2           Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3           Significant unobservable inputs (including the Company’s own assumptions used to determine value)

Liabilities measured at fair value are comprised of the following at June 30, 2012, and 2011:

Description	Level 1	Level 2	Level 3

Interest rate swap - 2012	$-	$-	$10,854
Interest rate swap - 2011	$-	$-	$38,386

The assets’ fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Generally, the Company utilizes quoted market prices, and other relevant information generated by market transactions, to measure fair value when available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques. In certain cases, the Company may be required to make judgments about assumptions that market participants would use in estimating the fair value of financial instruments (Level 3 valuations).

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at June 30, 2012, and 2011.

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Interest rate swap: The fair value of the Company’s interest rate swap is the estimated amount the Company would receive/pay to terminate these agreements at the reporting date, taking into account current interest rates and the creditworthiness of the counterparty for assets and creditworthiness of the Company for liabilities.

The preceding methods described may produce a fair value calculation that may not be indicative of net realized value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following is a reconciliation of activity for the six months ended June 30, 2012 and 2011 for the interest rate swap which was measured at fair value based on significant unobservable information (Level 3):

	2012	2011

Balance – Beginning of period	$23,060	$39,969
Unrealized gain	(12,206)	(1,583)
Balance – End of period	$10,854	$38,386

Chargeback Reserve

EMS is exposed to the risk of chargebacks in the case of fraud, insolvency, or bankruptcy by the merchant. The chargeback reserve equates to the amount believed to adequately absorb losses arising from chargebacks on processed transactions in excess of funds held. Expenses incurred relative to chargeback exposure totaled approximately $50,421 and $43,960 for the six months ended June 30, 2012 and 2011, respectively. Such expenses are classified as general and administrative expenses.

Unsettled Merchant Accounts

EMS has discretion to withhold funds due to merchants while verifying transaction activity. Funds withheld are typically disbursed to the merchant once appropriate transaction documentation is obtained. EMS’s customers have liability for charges disputed by cardholders. These accounts represent amounts due to merchants for transactions that have been collected by EMS from banks but not yet remitted to the merchant.

Income Taxes

The shareholders of EMS have consented to be treated as an S corporation within the provisions of Section 1362(a) of the Internal Revenue Code, which provide that income or losses of EMS will be taxed directly to the shareholders and not to EMS. Income or losses of BizFunds, a limited liability company with an indefinite life, are taxed directly to its members. Accordingly, there is no provision for federal or state income taxes in the accompanying consolidated financial statements.

Uncertain Tax Positions

The Company recognizes and discloses uncertain tax positions in accordance with GAAP. As of and during the six months ended June 30, 2012 and 2011, the Company did not have a liability for unrecognized tax benefits. The Company is no longer subject to examination by federal and state taxing authorities prior to 2009.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising costs were approximately $179,216 and $271,838 for the six months ended June 30, 2012 and 2011, respectively.

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Subsequent Events

Management has evaluated subsequent events through August 22, 2012, the date the consolidated financial statements were available to be issued.

2.        FURNITURE AND EQUIPMENT– NET

At June 30, 2012 and 2011, furniture and equipment consisted of the following:

	2012	2011

Furniture	$745,183	$726,320
Equipment and software	2,785,908	2,181,658
Leasehold improvements	162,215	157,447
	3,693,306	3,065,425
Less: Accumulated depreciation and amortization	2,416,686	2,135,680
	$1,276,620	$929,745

3.        NET INVESTMENT IN CAPITALIZED LEASES

Net investment in capitalized leases as of June 30, 2012 and 2011, is as follows:

	2012	2011

Total minimum lease payments receivable	$2,567,808	$2,378,306
Less: Unearned income	(312,489)	(268,057)
Present value of lease payments receivable	2,255,319	2,110,249

Estimated residual values of leased property (unguaranteed)	120,435	153,016
Less: Allowance for uncollectible leases	(367,131)	(316,053)

Net investment in capitalized leases	$2,008,623	$1,947,212

The allowance for uncollectible leases and the estimated residual value of leased property are subject to revision throughout the terms of the leases, and any required adjustments are made in the periods in which the revisions become known.

Future minimum payments to be received assuming no modified terms or option extensions, are as follows:

Year ending June 30,

2013	$1,003,031
2014	747,941
2015	508,261
Thereafter	308,575
2,567,808
Unearned income	(312,489)

Present value of lease payments receivable	$2,255,319

F-43

4.        OTHER ASSETS

Other assets consist of the following at June 30:

	2012	2011

Notes receivable – Other	$1,619,199	$1,407,919
Notes receivable – Related parties	6,165	86,289
Prepaid assets	393,975	329,041
Deposits	172,406	68,047
	$2,191,745	$1,891,296

Notes receivable – other consists of amounts due from agents, which are secured by future residual commissions and bonuses earned. Included in this balance is an amount due from one agent which totals approximately 71% of the other assets balance at June 30, 2012, and two agents which totals approximately 63% of the other assets balance at June 30, 2011. Notes receivable - related parties consists of amounts due from shareholders and are unsecured. Principal and interest on the notes above are due at various times as agreed upon between EMS and the agents or shareholders. Interest income from notes receivable was $63,233 and $43,072 during 2012 and 2011, respectively.

5.        LINES OF CREDIT

EMS

At June 30, 2012 and 2011, EMS had available for its use a line of credit with a bank that provides for borrowings of up to $10,000,000, expiring in October 2012. Included in this is an acquisition line of up to $5,000,000 that is a sub-facility of the line. Outstanding borrowings bear interest at the LIBOR rate plus 2% at June 30, 2012, and the LIBOR plus 2.25% at June 30, 2011 (LIBOR – .25% - June 30, 2012; .24% - June 30, 2011), and are secured by substantially all assets of EMS. The outstanding balance under this line of credit agreement was $2,250,000 and $2,966,295 at June 30, 2012 and 2011, respectively.

EMS’s line of credit agreement with the bank contains various financial and nonfinancial covenants, as defined.

Interest paid on this line of credit during the six months ended June 30, 2012 and 2011, amounted to $55,253 and $72,002, respectively.

BizFunds

At June 30, 2012 and 2011, BizFunds had available for its use a line of credit with a bank that provides for borrowings of up to $1,000,000, expiring in October 2012. Outstanding borrowings bear interest at LIBOR plus a range of interest rates from 2.45% to 2.95% based on certain financial ratios, as defined. The outstanding balance under this line of credit agreement was $61,835 and $50,000 at June 30, 2012 and 2011, respectively, and is secured by substantially all assets of BizFunds and is guaranteed by EMS along with other members of BizFunds.

BizFunds’ line of credit agreement with the bank contains various financial and nonfinancial covenants, as defined.

Interest paid on this line of credit during the six months ended June 30, 2012 and 2011, amounted to $4,196 and $2,929, respectively.

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6.        INTEREST RATE SWAP

The Company holds derivative financial instruments for the purpose of hedging the risks of certain anticipated transactions. The types of risks hedged are those relating to the variability of future earnings and cash flows caused by the fluctuations in interest rates. In hedging the transactions, the Company, in the normal course of business, entered into an interest rate swap agreement to hedge the cash flows of variable rate financial assets. Derivatives are held for the purpose of hedging such risks, not for speculation. Generally, the Company enters into hedging relationships such that changes in the cash flows of transactions being hedged are expected to be offset by corresponding changes in the values of the derivatives.

The Company has an outstanding swap agreement with a bank with a notional amount of $3,000,000 at June 30, 2012 and 2011, which expires October 2012. The agreement effectively changed the Company’s interest rate to a fixed rate of 5.01% on the notional amount through October 2010, when it was renewed at a fixed rate of 1.31% for November 2010 through October 2012.

The Company has designated this swap agreement as an effective hedge; therefore, the change in the fair value of the interest rate swap was recorded as an adjustment to other comprehensive income (loss) in accordance with GAAP. The change in the fair value of the interest rate swap resulted in a gain of $12,206 and $1,583 for the six months ended June 30, 2012 and 2011, respectively, which is included as a component of accumulated other comprehensive income (loss). The loss on the net settlement totaled $16,038 and $13,398 for the six months ended June 30, 2012 and 2011, respectively, and is included in interest expense.

7.        DEFINED CONTRIBUTION PLAN

EMS sponsors a 401(k) profit sharing plan for substantially all full-time employees. EMS may make discretionary matching contributions of 50% of the employee contributions up to 5% of eligible compensation, as defined. Total contributions by EMS were $43,154 and $41,294 during the six months ended June 30, 2012 and 2011, respectively.

8.        COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and equipment under operating leases expiring through 2015. Minimum future lease payments under noncancellable operating leases are as follows:

Year ending June 30,
2013	$670,359
2014	302,841
2015	7,054
$980,254

Rent expense was $619,902 and $612,145 during the six months ended June 30, 2012 and 2011, respectively.

Guarantees

In processing debit/credit card transactions, a contingent liability arises in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. In such a case, the transaction is “charged back” to the merchant and the disputed amount is credited or otherwise refunded to the cardholder. If EMS is unable to collect this amount from the merchant’s account, and if the merchant refuses or is unable to reimburse EMS for the chargeback due to liquidation or other reasons, EMS will bear the loss for the amount of the refund paid to the cardholder.

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A cardholder, through its issuing bank, generally has until the later of up to four months after the date a transaction is processed or the delivery of the product or service to present a chargeback to EMS as the merchant processor. Management believes the maximum potential exposure for chargebacks would not exceed the total amount of merchant transactions processed for the last four months, plus any outstanding delayed-delivery transactions and unresolved chargebacks in the process of resolution. For the last four months of 2012 and 2011, this amount totaled approximately $610,000,000 and $574,000,000, respectively.

During the six months ended June 30, 2012 and 2011, EMS processed approximately $951,704 and $896,116 respectively, in chargebacks presented by issuing banks. Actual losses recorded during the six months ended June 30, 2012 and 2011 were $50,421 and $43,960. EMS accrues for probable losses based on historical experience and at June 30, 2012 and 2011, had $112,003 and $84,082, respectively, recorded in chargeback reserve for expected losses.

Litigation

EMS, from time to time, is a defendant and a plaintiff in various actions filed by or against individuals or companies. At June 30, 2012 and 2011, EMS was a defendant in legal proceedings arising in the ordinary course of business. Management does not believe that the result of any litigation will have a material effect on the Company’s financial position.

9.        SHARE-BASED COMPENSATION

The Company accounts for share-based compensation in accordance with GAAP, which addresses the accounting for share-based payment transactions in which the Company receives employee services in exchange for equity instruments that are based on the fair value of the Company’s equity instruments. In accordance with GAAP, the Company is required to account for these transactions using a fair value method and recognize the expense in the statement of income. There were no share-based compensation transactions in the six months ended June 30, 2012 or 2011.

10.      SALE OF COMPANY

Pursuant to an Agreement and Plan of Merger dated as of July 6, 2012, as amended by that Amendment to Agreement and Plan of Merger dated as of August 9, 2012 (collectively, the Merger Agreement), the Company has agreed to become a wholly owned subsidiary of Universal Business Payment Solutions Acquisition Corporation (UBPS). The transaction is subject to, among other things, UBPS shareholder approval, and is expected to close early in the fourth quarter of 2012.

F-46

BOARD OF DIRECTORS

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

Independent Auditors’ Report

We have audited the accompanying consolidated balance sheet of Francis David Corporation dba Electronic Merchant Systems and Affiliate as of December 31, 2011, 2010, and 2009, and the related consolidated statements of income, owners’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electronic Merchant Systems and Affiliate as of December 31, 2011, 2010, and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen & Company, Ltd.

March 29, 2012

Cleveland, Ohio

F-47

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2011, 2010, AND 2009

		2011	2010	2009

	ASSETS
	Cash and cash equivalents	$2,474,163	$1,577,031	$1,645,705
	Accounts receivable	3,244,791	3,740,175	2,426,400
	Accounts receivable related to Bizfunds - Net	727,243	498,828	431,639
	Capitalized customer acquisition costs - Net	2,898,147	3,069,248	3,141,661
	Net investment in capitalized leases	1,975,696	2,437,447	3,900,994
	Merchandise inventory	376,656	516,579	594,352
	Furniture and equipment - Net	1,069,253	826,772	606,223
	Purchased portfolios	205,871	291,250	325,517
	Other assets	2,236,457	1,906,580	749,251

		$15,208,277	$14,863,910	$13,821,742

	LIABILITIES
	Lines of credit	$3,630,308	$5,068,373	$4,538,001
	Accounts payable	92,254	31,769	304,317
	Accrued payroll and other	1,679,699	1,418,809	1,635,595
	Deferred revenue related to Bizfunds	193,850	123,642	118,921
	Interest rate swap	23,060	39,969	96,532
	Chargeback reserve	94,059	92,619	60,106
	Unsettled merchant accounts	998,657	1,055,519	729,220
		6,711,887	7,830,700	7,482,692

	COMMITMENTS AND CONTINGENCIES

	OWNERS' EQUITY
	Common stock
Class A, voting, no par value Authorized	- 100 shares
Issued and outstanding	- 30 shares	300	300	300
Class B, non-voting, no par value Authorized	- 4,900 shares
Issued and outstanding	- 3,172 shares	31,720
	- 3,136 shares		31,360
	- 3,106 shares			31,060
	Additional paid-in capital	673,774	458,134	373,434
	Retained earnings	9,134,625	7,911,013	7,389,392
	Accumulated other comprehensive loss	(23,060)	(39,969)	(96,532)
		9,817,359	8,360,838	7,697,654
	Less: Treasury stock - Class B - 90 shares - At cost	1,487,500	1,487,500	1,487,500
	Controlling interest	8,329,859	6,873,338	6,210,154

	Non-controlling interest	166,531	159,872	128,896
		8,496,390	7,033,210	6,339,050

		$15,208,277	$14,863,910	$13,821,742

The accompanying notes are an integral part of these consolidated financial statements.

F-48

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF INCOME

YEARS ENDED DECEMBER 31, 2011, 2010, AND 2009

	2011	2010	2009
REVENUES
Processing fees	$36,900,721	$30,560,508	$24,523,967
Equipment sales	1,599,482	1,568,026	1,906,773
Other fees	1,144,122	1,233,908	1,247,709
Interest income	314,047	455,043	729,096
	39,958,372	33,817,485	28,407,545

COSTS AND EXPENSES
Assessments and processing costs	6,899,844	6,914,511	6,036,222
Cost of equipment sales	799,050	972,898	912,245
Payroll and related expenses	9,650,952	9,529,775	9,028,255
Commissions	9,796,063	7,695,119	6,506,380
General and administrative	6,332,492	5,682,495	4,959,627
Interest	141,464	228,677	212,501
	33,619,865	31,023,475	27,655,230

NET INCOME	6,338,507	2,794,010	752,315
LESS: NET INCOME ATTRIBUTABLE TO THE NON-CONTROLLING INTEREST	156,659	141,976	98,537
NET INCOME ATTRIBUTABLE TO ELECTRONIC MERCHANT SYSTEMS	$6,181,848	$2,652,034	$653,778

The accompanying notes are an integral part of these consolidated financial statements.

F-49

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF OWNERS' EQUITY

YEARS ENDED DECEMBER 31, 2011, 2010, AND 2009

	Shareholders of Electronic Merchant Systems
							Accumulated
	Class A		Class B		Additional		Other	Treasury Stock				Non-
		Common		Common	Paid-in	Retained	Comprehensive	Class B				Controlling
	Shares	Stock	Shares	Stock	Capital	Earnings	Income (Loss)	Shares		Amount	Subtotal	Interest	Total

Balance - January 1, 2009	30	$300	3,106	$31,060	$373,434	$10,675,816	$(174,502)	-	$90	$(1,487,500)	$9,418,608	$30,359	$9,448,967
Comprehensive income
Net income						653,778					653,778	98,537	752,315
Change in fair value of interest rate swap							77,970				77,970		77,970
Comprehensive income											731,748		830,285
Distributions	-	-	-	-	-	(3,940,202)	-	-		-	(3,940,202)	-	(3,940,202)
Balance - December 31, 2009	30	300	3,106	31,060	373,434	7,389,392	(96,532)	(90)		(1,487,500)	6,210,154	128,896	6,339,050

Comprehensive income
Net income						2,652,034					2,652,034	141,976	2,794,010
Change in fair value of interest rate swap							56,563				56,563	-	56,563
Comprehensive income											2,708,597	141,976	2,850,573
Share based compensation			30	300	84,700						85,000		85,000
Distributions	-	-	-	-	-	(2,130,413)	-	-		-	(2,130,413)	(111,000)	(2,241,413)
Balance - December 31, 2010	30	300	3,136	31,360	458,134	7,911,013	(39,969)	(90)		(1,487,500)	6,873,338	159,872	7,033,210

Comprehensive income
Net income	-	-	-	-	-	6,181,848		-		-	6,181,848	156,659	6,338,507
Change in fair value of interest rate swap							16,909				16,909	-	16,909
Comprehensive income											6,198,757	156,659	6,355,416
Share based compensation			36	360	215,640						216,000		216,000
Distributions	-	-	-	-	-	(4,958,236)	-	-		-	(4,958,236)	(150,000)	(5,108,236)
Balance - December 31, 2011	30	$300	3,172	$31,720	$673,774	$9,134,625	$(23,060)	$90		$(1,487,500)	$8,329,859	$166,531	$8,496,390

The accompanying notes are an integral part of these consolidated financial statements.

F-50

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011, 2010, AND 2009

	2011	2010	2009

CASH FLOW PROVIDED FROM OPERATING ACTIVITIES
Net income	$6,181,848	$2,652,034	$653,778
Noncash items included in operations
Increase (decrease) in items not affecting cash
Depreciation and amortization	594,325	626,594	642,850
Amortization of customer acquisition costs	1,781,738	2,228,218	2,099,394
Income attributable to non-controlling interest	156,659	141,976	98,299
Loss on disposal of furniture and equipment	458,948	6,414
Change in allowance for uncollectible leases	(48,391)	(201,093)	252,777
Increase in chargeback reserve	1,440	32,513	(69,487)
Share based compensation	216,000	85,000
Increase (decrease) in cash caused by changes in current items
Accounts receivable - Net	266,969	(1,380,964)	(154,346)
Capitalized customer acquisition costs - Net	(1,841,683)	(2,155,805)	(2,481,835)
Investment in sales-type leases - Net	510,142	1,664,640	1,284,952
Merchandise inventory	139,923	77,773	(50,040)
Other assets	(194,895)	(12,166)	113,195
Accounts payable	60,485	(272,548)	300,622
Accrued payroll and other	260,890	(216,786)	936,293
Deferred revenue	70,208	4,721
Unsettled merchant accounts	(56,862)	326,299	(139,681)
Net cash flow provided from operations	8,557,744	3,606,820	3,486,771

CASH FLOW USED IN INVESTING ACTIVITIES
Purchases of furniture and equipment	(384,966)	(187,406)	(135,721)
Equipment licensed to merchants	(492,875)	(435,189)	(246,892)
Purchased portfolios	(101,488)	(196,694)	(30,870)
Increase in other assets	(134,982)	(1,145,164)	(100,862)
	(1,114,311)	(1,964,453)	(514,345)

The accompanying notes are an integral part of these consolidated financial statements.

F-51

ELECTRONIC MERCHANT SYSTEMS AND AFFILIATE

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2011, 2010, AND 2009

	2011	2010	2009

CASH FLOW USED IN FINANCING ACTIVITIES
Net (repayments) borrowings on lines of credit	(1,438,065)	530,372	(292,512)
Distributions to shareholders	(4,958,236)	(2,130,413)	(2,506,834)
Distributions to non-controlling interest	(150,000)	(111,000)
	(6,546,301)	(1,711,041)	(2,799,346)

INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS	897,132	(68,674)	173,080

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	1,577,031	1,645,705	1,472,625

CASH AND CASH EQUIVALENTS - END OF YEAR	$2,474,163	$1,577,031	$1,645,705

NONCASH INVESTING AND FINANCING ACTIVITIES
Change in fair value of interest rate swap	$16,909	$56,563	$77,970
Note receivable distributed to shareholder			$1,433,368

SUPPLEMENTAL FINANCIAL INFORMATION
Interest paid	$141,462	$228,677	$212,501
Local income taxes	$17,663	$56,491	$6,717

The accompanying notes are an integral part of these consolidated financial statements.

F-52

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Francis David Corporation dba Electronic Merchant Systems (EMS), its wholly owned subsidiary, EMS Advertising, Inc., and its affiliate, BizFunds, LLC (BizFunds) (collectively, the Company). All material intercompany accounts and transactions have been eliminated in consolidation.

EMS is the primary beneficiary of BizFunds, which qualifies as a variable interest entity (VIE) and, therefore, is subject to consolidation. The determination was based on common control and the fact that, along with the other members of BizFunds, EMS guarantees the debt of BizFunds. Except for amounts contractually required, EMS did not provide material financial or other support to BizFunds. Accordingly, the assets and liabilities and revenues and expenses of BizFunds have been included in the accompanying consolidated financial statements. As of December 31, 2011, 2010, and 2009, BizFunds had assets of $856,404, $505,095, and $478,420 and liabilities of $578,850, $238,642, and $263,692, respectively. Revenues for 2011, 2010, and 2009 were $450,655, $383,951, and $299,506 and expenses for 2011, 2010, and 2009 were $189,554, $147,326, and $135,276, respectively.

Nature of Operations

EMS markets debit/credit card processing services to merchants nationwide through sales offices and a network of independent agents. EMS is registered with the Visa, Discover, and MasterCard associations to provide transaction processing services for merchants on behalf of member banks. EMS also sells and leases card processing equipment to merchants who contract for the card processing services that EMS offers. The Company processes through two sponsor banks.

BizFunds is a provider of alternative financial funding for small businesses by providing merchant cash advance services through purchasing pre-determined amounts of future debit/credit card sales transactions.

Accounting Estimates

Management uses estimates and assumptions in preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

Cash and cash equivalents include bank accounts, certificates of deposit, money market funds, and investments with original maturities of three months or less. At times, certain of the Company’s cash accounts exceed the amount of related federal insurance. Management has not experienced any losses, material or otherwise, due to this concentration.

F-53

Included in cash and cash equivalents are restricted deposits totaling $924,264, $626,046, and $350,976 at December 31, 2011, 2010, and 2009, respectively, required and held by third parties related to bank card processing.

Accounts Receivable

Accounts receivable consist of fees for processing merchant transactions and are collected monthly. Accounts receivable also include the portion of future credit card receipts purchased by BizFunds from merchants. No allowance for uncollectible accounts is considered necessary for EMS at December 31, 2011, 2010, and 2009. Allowance for accounts receivable related to BizFunds amounted to $30,871, $37,546, and $33,067 at December 31, 2011, 2010, and 2009, respectively.

Capitalized Customer Acquisition Costs - Net

Capitalized customer acquisition costs consist of payments made to the Company’s internal sales force and network of agents for the establishment of new merchant relationships. These direct, incremental costs are amortized over 36 months.

Management evaluates the capitalized customer acquisition costs for impairment by comparing expected future discounted cash flow to amounts capitalized in accordance with GAAP. The Company believes no impairment has occurred at either December 31, 2011, 2010, or 2009.

Merchandise Inventory

Merchandise inventory consists of credit card processing equipment sold to merchants and is stated at the lower of cost or market, determined on an average cost basis, which approximates the first-in, first-out basis.

Furniture and Equipment

Furniture and equipment is stated at cost. Depreciation and amortization expense is provided by use of the straight-line method over the following estimated useful lives of the assets:

Furniture	7 years
Equipment and software	3 – 7 years
Leasehold improvements	Term of lease

Revenue Recognition

The majority of revenues recorded by the Company are accounted for under the following categories:

Processing Fees and Costs

EMS records fees and receivables for processing merchant transactions at the time of processing, recorded net of interchange costs to Visa, MasterCard, and Discover. In addition, monthly fees are charged for secure electronic processing via the internet and web site hosting. Such fees are recognized monthly as services are provided.

Processing costs consist substantially of third-party fees and other network assessment fees.

F-54

In certain instances, Company-owned equipment is licensed to customers for the term of their processing contract without a separate charge. This is a multiple deliverable arrangement under GAAP. However, since these transactions are not treated as a sale of the equipment under GAAP, the reclassification of processing income attributable to the value of the use of the equipment provided would not materially change assets, revenues, or net income.

Leases

EMS provides capitalized leases to customers. In a capitalized lease, EMS records a sale and the related cost of sales and gross profit at the beginning of the lease, with the sales price recorded at the present value of the minimum lease payments to be received. The gross profit also includes the estimated present value of the unguaranteed residual value of the equipment. During 2011, 2010, and 2009, $1,599,482, $1,568,026, and $1,906,773, respectively, of capitalized lease revenue was recognized and classified as equipment sales. Income is also recognized throughout the lease term for that amount representing interest, which is classified as interest income in the consolidated statement of income. EMS also provides an allowance for uncollectible accounts representing EMS’s estimate of the credit risk associated with such leases. Such provision is recorded as an offset to gross equipment sales and the allowance is recorded as an offset to the net investment in sales-type leases (see Note 3).

EMS also purchases direct-financing type leases from independent agents who secure these leases from new EMS payment processing customers procured by them. At December 31, 2011, $158,946 of direct-financing type leases are included in the net investment in capitalized leases.

The accounting for leasing activity is dependent upon the use of estimates and management’s judgment based on historical experience in the leasing industry. While management believes its lease accounting assumptions are reasonable, it is possible that the estimates may require revision in the future as circumstances change, which could reduce the carrying amount of the net investment in sales-type leases.

Revenues from the sale of card processing equipment (inventory) are recognized at the time equipment is installed at the customer location.

Other Fees

Other fees consist of revenues related to gift and loyalty card transactions, web design services, leasing fees, and commissions. Such amounts are recognized at the time the transaction is processed and the revenues are earned.

Fair Value Measurements

The various inputs that may be used to determine the fair value of the Company’s assets and liabilities are summarized in three broad levels:

Level 1            Quoted prices in active markets for identical securities

Level 2            Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3            Significant unobservable inputs (including the Company’s own assumptions used to determine value)

Liabilities measured at fair value are comprised of the following at December 31, 2011, 2010, and 2009:

Description	Level 1	Level 2	Level 3

Interest rate swap - 2011	$-	$-	$23,060
Interest rate swap - 2010	$-	$-	$39,969
Interest rate swap - 2009	$-	$-	$96,532

F-55

The assets’ fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Generally, the Company utilizes quoted market prices, and other relevant information generated by market transactions, to measure fair value when available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques. In certain cases, the Company may be required to make judgments about assumptions that market participants would use in estimating the fair value of financial instruments (Level 3 valuations).

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2011, 2010, and 2009.

Interest rate swap: The fair value of the Company’s interest rate swap is the estimated amount the Company would receive/pay to terminate these agreements at the reporting date, taking into account current interest rates and the creditworthiness of the counterparty for assets and creditworthiness of the Company for liabilities.

The preceding methods described may produce a fair value calculation that may not be indicative of net realized value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following is a reconciliation of activity for 2011, 2010, and 2009 for the interest rate swap which was measured at fair value based on significant unobservable information (Level 3):

	2011	2010	2009

Balance – Beginning of year	$39,969	$96,532	$174,502
Unrealized gain	(16,909)	(56,563)	(77,970)
Balance – End of year	$23,060	$39,969	$96,532

Chargeback Reserve

EMS is exposed to the risk of chargebacks in the case of fraud, insolvency, or bankruptcy by the merchant. The chargeback reserve equates to the amount believed to adequately absorb losses arising from chargebacks on processed transactions in excess of funds held. Expenses incurred relative to chargeback exposure totaled approximately $258,000, $473,000, and $74,000 for the years ended December 31, 2011, 2010, and 2009, respectively. Such expenses are classified as general and administrative expenses.

Unsettled Merchant Accounts

EMS has discretion to withhold funds due to merchants while verifying transaction activity. Funds withheld are typically disbursed to the merchant once appropriate transaction documentation is obtained. EMS’s customers have liability for charges disputed by cardholders. These accounts represent amounts due to merchants for transactions that have been collected by EMS from banks but not yet remitted to the merchant.

F-56

Income Taxes

The shareholders of EMS have consented to be treated as an S corporation within the provisions of Section 1362(a) of the Internal Revenue Code, which provide that income or losses of EMS will be taxed directly to the shareholders and not to EMS. Income or losses of BizFunds, a limited liability company with an indefinite life, are taxed directly to its members. Accordingly, there is no provision for federal or state income taxes in the accompanying consolidated financial statements.

Uncertain Tax Positions

The Company recognizes and discloses uncertain tax positions in accordance with GAAP. As of and during the years ended December 31, 2011, 2010, and 2009, the Company did not have a liability for unrecognized tax benefits. The Company is no longer subject to examination by federal and state taxing authorities prior to 2008.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising costs were approximately $510,000, $290,000, and $370,000 in 2011, 2010, and 2009, respectively.

Subsequent Events

Management has evaluated subsequent events through March 29, 2012, the date the consolidated financial statements were available to be issued.

2.        FURNITURE AND EQUIPMENT– NET

At December 31, 2011, 2010, and 2009, furniture and equipment consisted of the following:

	2011	2010	2009

Furniture	$726,320	$714,308	$714,308
Equipment and software	2,462,461	1,917,263	1,402,552
Leasehold improvements	157,447	157,447	157,447
	3,346,228	2,789,018	2,274,307
Less: Accumulated depreciation and amortization	2,276,975	1,962,246	1,668,084

	$1,069,253	$826,772	$606,223

3.        NET INVESTMENT IN CAPITALIZED LEASES

Net investment in capitalized leases as of December 31, 2011, 2010, and 2009, is as follows:

	2011	2010	2009

Total minimum lease payments receivable	$2,478,578	$2,951,132	$4,526,329
Less: Unearned income	(291,980)	(342,074)	(576,646)
Present value of lease payments receivable	2,186,598	2,609,058	3,949,683

Estimated residual values of leased property (unguaranteed)	132,066	219,748	543,763

Less: Allowance for uncollectible leases	(342,968)	(391,359)	(592,452)

Net investment in capitalized leases	$1,975,696	$2,437,447	$3,900,994

F-57

The allowance for uncollectible leases and the estimated residual value of leased property are subject to revision throughout the terms of the leases, and any required adjustments are made in the periods in which the revisions become known.

Future minimum payments to be received assuming no modified terms or option extensions, are as follows:

Year ending December 31,

2012	$1,089,427
2013	764,419
2014	457,323
Thereafter	167,409
2,478,578
Unearned income	(291,980)

Present value of lease payments receivable	$2,186,598

4.        OTHER ASSETS

Other assets consists of the following at December 31:

	2011	2010	2009

Notes receivable – Other	$1,642,698	$1,188,513	$344,324
Notes receivable – Related parties	21,154	341,297	40,322
Prepaid assets	504,558	312,082	296,218
Deposits	68,047	64,688	68,387
	$2,236,457	$1,906,580	$749,251

Notes receivable – other consists of amounts due from agents, which are secured by future residual commissions and bonuses earned. Included in this balance is an amount due from one agent which totals approximately 75% and 44% of the other assets balance at December 31, 2011 and 2010, respectively. There were no concentrations in 2009. Notes receivable - related parties consists of amounts due from shareholders and are unsecured. Principal and interest on the notes above are due at various times as agreed upon between EMS and the agents or shareholders. Interest income from notes receivable was $97,980, $45,851, $23,576 during 2011, 2010, and 2009, respectively.

5.        LINES OF CREDIT

EMS

At December 31, 2011, 2010, and 2009, EMS had available for its use a line of credit with a bank that provides for borrowings of up to $10,000,000 ($8,000,000 in 2010 and 2009), expiring in October 2012. Included in this is an acquisition line of up to $5,000,000 that is a sub-facility of the line. Outstanding borrowings bear interest at the LIBOR rate plus 2% at December 31, 2011; the LIBOR rate plus 2.25% at December 31, 2010; and the LIBOR rate plus 2.00% at December 31, 2009 (LIBOR – .271% - 2011; .261% - 2010; .235% - 2009), and are secured by substantially all assets of EMS. The outstanding balance under this line of credit agreement was $3,245,308, $4,953,373, and $4,393,230 at December 31, 2011, 2010, and 2009, respectively.

F-58

EMS’s line of credit agreement with the bank contains various financial and nonfinancial covenants, as defined.

Interest paid on this line of credit during 2011, 2010, and 2009 amounted to $136,979, $225,154, and $206,947, respectively.

BizFunds

At December 31, 2011, 2010, and 2009, BizFunds had available for its use a line of credit with a bank that provides for borrowings of up to $1,000,000, expiring in October 2012. Outstanding borrowings bear interest at the LIBOR rate plus a range of interest rates from 2.45% to 2.95% based on certain financial ratios, as defined. The outstanding balance under this line of credit agreement was $385,000, $115,000, and $144,771 at December 31, 2011, 2010, and 2009, respectively, and is secured by substantially all assets of BizFunds and is guaranteed by EMS along with other members of BizFunds.

BizFunds’ line of credit agreement with the bank contains various financial and nonfinancial covenants, as defined.

Interest paid on this line of credit during 2011, 2010, and 2009 amounted to $4,483, $3,523, and $5,185, respectively.

6.         INTEREST RATE SWAP

The Company holds derivative financial instruments for the purpose of hedging the risks of certain anticipated transactions. The types of risks hedged are those relating to the variability of future earnings and cash flows caused by the fluctuations in interest rates. In hedging the transactions, the Company, in the normal course of business, entered into an interest rate swap agreement to hedge the cash flows of variable rate financial assets. Derivatives are held for the purpose of hedging such risks, not for speculation. Generally, the Company enters into hedging relationships such that changes in the cash flows of transactions being hedged are expected to be offset by corresponding changes in the values of the derivatives.

The Company has an outstanding swap agreement with a bank with a notional amount of $3,000,000 at December 31, 2011 and 2010, and $2,500,000 at December 31, 2009, which expires October 2012. The agreement effectively changed the Company’s interest rate to a fixed rate of 5.01% on the notional amount through October 2010, when it was renewed at a fixed rate of 1.31% for November 2010 through October 2012.

The Company has designated this swap agreement as an effective hedge; therefore, the change in the fair value of the interest rate swap was recorded as an adjustment to other comprehensive income (loss) in accordance with GAAP. The change in the fair value of the interest rate swap resulted in a gain of $16,909, $56,563, and $77,970 in 2011, 2010, and 2009, respectively, which is included as a component of accumulated other comprehensive income (loss). The loss on the net settlement totaled $30,093, $108,083, and $174,477 for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in interest expense.

F-59

7.         DEFINED CONTRIBUTION PLAN

EMS sponsors a 401(k) profit sharing plan for substantially all full-time employees. EMS may make discretionary matching contributions of 50% of the employee contributions up to 5% of eligible compensation, as defined. Total contributions by EMS were $88,681, $57,566, and $96,549 during 2011, 2010, and 2009, respectively.

8.         COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and equipment under operating leases expiring through 2015. Minimum future lease payments under noncancellable operating leases are as follows:

Year ending December 31,
2012	$1,087,256
2013	670,359
2014	302,851
2015	7,054
$2,067,520

Rent expense was $1,229,137, $1,157,754, and $1,030,451 in 2011, 2010, and 2009, respectively.

Guarantees

In processing debit/credit card transactions, a contingent liability arises in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. In such a case, the transaction is “charged back” to the merchant and the disputed amount is credited or otherwise refunded to the cardholder. If EMS is unable to collect this amount from the merchant’s account, and if the merchant refuses or is unable to reimburse EMS for the chargeback due to liquidation or other reasons, EMS will bear the loss for the amount of the refund paid to the cardholder.

A cardholder, through its issuing bank, generally has until the later of up to four months after the date a transaction is processed or the delivery of the product or service to present a chargeback to EMS as the merchant processor. Management believes the maximum potential exposure for chargebacks would not exceed the total amount of merchant transactions processed for the last four months, plus any outstanding delayed-delivery transactions and unresolved chargebacks in the process of resolution. For the last four months of 2011, 2010, and 2009, this amount totaled approximately $546,700,000, $551,000,000, and $501,000,000, respectively.

During 2011, 2010, and 2009, EMS processed approximately $1,700,000, $1,700,000, and $1,500,000, respectively, in chargebacks presented by issuing banks. Actual losses recorded during 2011, 2010, and 2009 were $258,319, $472,899, and $73,949. EMS accrues for probable losses based on historical experience and at December 31, 2011, 2010, and 2009, had $94,059, $92,619, and $60,106, respectively, recorded in chargeback reserve for expected losses.

Litigation

EMS, from time to time, is a defendant in various actions filed by individuals or companies. At December 31, 2011, 2010, and 2009, EMS was a defendant in legal proceedings arising in the ordinary course of business. Management does not believe that the result of any litigation will have a material effect on the Company’s financial position.

F-60

9.        SHARE-BASED COMPENSATION

The Company accounts for share-based compensation in accordance with GAAP, which addresses the accounting for share-based payment transactions in which the Company receives employee services in exchange for equity instruments that are based on the fair value of the Company’s equity instruments. In accordance with GAAP, the Company is required to account for these transactions using a fair value method and recognize the expense in the statement of income. During 2011 and 2010, 36 and 30 shares of Class B Non-Voting Common Stock were issued, with a fair value of $216,000 and $85,000, respectively. A portion of those shares are subject to a stock restriction agreement whereby shareholder must provide the Company right of first refusal should they desire to transfer or dispose of any shares to a third party offeror.

F-61

THE JETPAY COMPANIES

COMBINED FINANCIAL STATEMENTS

Six Months ended June 30, 2012

F-62

THE JETPAY COMPANIES

COMBINED BALANCE SHEETS

AS OF JUNE 30, 2012 (unaudited) AND AS OF DECEMBER 31, 2011

	6/30/2012	12/31/2011
	(Unaudited)
ASSETS
Current Assets
Cash and Cash Equivalents	$836,758	$1,718,295
Restricted Cash	101,972	101,972
Accounts Receivable, Trade, net of allowance for doubtful
accounts of $225,000 and $0, respectively	2,857,689	1,946,798
Accounts Receivable, Related Parties	69,760	62,033
Due from Employees	6,350	5,475
Prepaid Expenses	70,189	139,583
Total current assets	3,942,718	3,974,156

Property and Equipment, at cost, net of accumulated
depreciation of $1,355,739 and $1,286,134, respectively	465,576	379,595

Other Assets - Deposits	2,280,215	1,144,261

Total Assets	$6,688,509	$5,498,012

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Note payable, current maturities	$404,487	$465,468
Accounts Payable and Accrued Expenses, Trade	2,583,384	1,494,455
Accrued Payroll Liabilities	314,478	307,384
Total Current Liabilities	3,302,349	2,267,307

Long-Term Liabilities
Notes Payable, net of current maturities	7,617,108	7,773,851
ISO Funds, held in reserves	113,844	99,739
Total Long-Term Liabilities	7,730,952	7,873,590

Total Liabilities	11,033,301	10,140,897

Members' Equity	(4,344,792)	(4,642,885)

Total Liabilities and Members' Equity	$6,688,509	$5,498,012

F-63

THE JETPAY COMPANIES

COMBINED STATEMENTS OF INCOME AND MEMBERS' EQUITY (UNAUDITED)

SIX MONTHS ENDING JUNE 30, 2012 AND 2011

	6/30/2012	6/30/2011

REVENUES	$9,154,591	$7,858,948

COST OF SERVICES	4,699,717	3,244,419

GROSS PROFIT	4,454,874	4,614,529

OPERATING EXPENSES
Clearing and Settlement	416,343	283,394
Customer Service Expense	203,574	263,009
Engineering Expense	679,853	562,251
Selling and Administrative Expense	2,231,433	1,218,914

Total Operating Expense	3,531,203	2,327,568

NET INCOME FROM OPERATIONS	923,671	2,286,961

OTHER INCOME/(EXPENSE)
Interest Income	51,684	5,539
Interest Expense	(265,906)	(118,844)
State Margin Tax Expense	(54,356)	(123,453)

Total Other Income/(Expense)	(268,578)	(236,758)

NET INCOME	655,093	2,050,203

MEMBERS' EQUITY, beginning of year	(4,642,885)	(5,144,820)

Distributions to Members	(357,000)	(1,400,000)

MEMBERS' EQUITY, end of period	$(4,344,792)	$(4,494,617)

F-64

THE JETPAY COMPANIES

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

SIX MONTHS ENDING JUNE 30, 2012 AND 2011

	6/30/2012	6/30/2011
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$655,093	$2,050,203

Adjustments to reconcile change in net income to net
cash provided by operating activities:
Depreciation	73,920	28,319
Change in restricted cash	-	(127)
Change in accounts receivable	(910,891)	223,867
Change in employee advances	(875)	(2,950)
Change in prepaid expense	69,395	(69,104)
Change in other assets - deposits	(1,135,954)	(263,911)
Change in accounts payable	1,964,203	(523,385)
Change in accrued liabilities	(868,181)	133,729
Change in ISO Funds, Held in Reserve	14,105	22,839

Net cash provided by operating activities	(139,185)	1,599,480

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(159,901)	(5,670)
Loans to related parties	(7,727)	(6,558)

Net cash used by investing activities	(167,628)	(12,228)

CASH FLOW FROM FINANCING ACTIVITIES
Principal payments on notes payable	(217,724)	(367,389)
Contributions from members	-
Distributions to members	(357,000)	(1,400,000)

Net cash used by financing activities	(574,724)	(1,767,389)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(881,537)	(180,137)

CASH AND CASH EQUIVALENTS, beginning of year	1,718,295	1,634,350

CASH AND CASH EQUIVALENTS, end of period	$836,758	$1,454,213

F-65

Notes to the Combined Financial Statements

Note 1 – Basis of Presentation, General and Business

Organization and Principles of Combination

The JetPay Companies (the Combined Companies or the Companies) are a group of related companies with similar ownership and in a similar line of business. The companies included in these combined statements are JetPay, LLC (a Texas LLC), JetPay Merchant Services LLC (a Texas LLC), and JetPay ISO Services, LLC (a Texas LLC). All intercompany balances and transactions have been eliminated in the combined financial statements.

JetPay, LLC (JP) is a closely-held Texas limited liability company that was organized in 2001. JP is a professional services firm specializing in the processing and forwarding of credit card information from individual user organizations to member banks and processing houses. JP’s operations are conducted primarily from one location in Carrollton, Texas, with a backup data center maintained in Sunnyvale, Texas. JetPay Merchant Services, LLC (JPMS) was organized in 2003 and markets credit and debit card services to merchants. JetPay ISO Services, LLC (JPISO) was organized in 2005 and markets credit and debit card services to Independent Sales Organizations.

JT Holdings is considered a related party to the Combined Companies due to similar ownership. JT Holdings owns the building in Sunnyvale, Texas where the Companies’ backup facility is maintained.

The information in the accompanying interim consolidated financial statements has not been audited or reviewed by independent accountants. These interim consolidated financial statements do not include all the information and disclosures required by generally accepted accounting principles in the United States of America for complete financial statements. The results of operations for such interim periods are not necessarily indicative of results of operations for a full year. These interim consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements for the year ended December 31, 2011.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could different from those estimates.

Note 1 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report for the year ended December 31, 2011 contains a description of the Company’s significant accounting policies.

F-66

Subsequent Events

On July 9, 2012, the sole member of the combined companies entered into an agreement to sell the company to Universal Business Payment Solutions (UBPS). The agreement requires approval by the stockholders of UBPS and the Securities and Exchange Commission (SEC).

On March 14, 2012, a charter airline merchant of JetPay Merchant Services, LLC suddenly stopped flying and declared bankruptcy. While JetPay and its sponsor Bank have catastrophic insurance on this merchant, the resulting chargebacks from consumers are being funded until such time as the insurance claim can be validated. The insurance has a $250,000 deductible and a $25 million limit. To date, JetPay has incurred a $803,631.94 loss; $250,000 for the deductible and $553,631.94 for chargebacks over $25 million. JetPay Management feels the vast majority of the chargebacks are in and any trailing chargebacks will be minimal.

The Companies have evaluated subsequent events through August 20, 2012, the date which the financial statements were available to be issued.

F-67

THE JETPAY COMPANIES

COMBINED FINANCIAL STATEMENTS

F-68

ACS Partners, LLP

 Certified Public Accountants

Independent Auditors’ Report

To the Member

The JetPay Companies

We have audited the accompanying combined balance sheets of The JetPay Companies as of December 31, 2011, 2010 and 2009, and the related combined statements of income, members’ equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the entities’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The JetPay Companies as of December 31, 2011, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the combined financial statements as a whole. The combining information in the supplemental information is presented for purposes of additional analysis rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the combined financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the combined financial statements. The combining information has been subjected to the auditing procedures applied in the audit of the combined financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the combined financial statements or to the combined financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the combining information is fairly stated in all material respects in relation to the combined financial statements as a whole.

ACS Partners, LLP

McKinney, Texas

April 17, 2012

Robin M Caraway CPA

1500 S. Central Expwy., Ste. 601, McKinney, TX 75070-3867

Cell 214.803.8516

F-69

THE JETPAY COMPANIES
COMBINED BALANCE SHEETS
FOR THE YEARS ENDING

	12/31/2011	12/31/2010	12/31/2009
ASSETS
Current Assets
Cash and Cash Equivalents	$1,718,295	$1,634,350	$1,615,784
Restricted Cash	101,972	102,217	156,198
Accounts Receivable, Trade, net of allowance for
doubtful accounts of $5,000 in 2009	1,946,798	2,032,623	875,609
Accounts Receivable, Related Parties	62,033	22,804	-
Due from Employees	5,475	550	-
Prepaid Expenses	139,583	133,307	115,096
Total current assets	3,974,156	3,925,851	2,762,687

Property and Equipment, at cost, net of accumulated
depreciation of $1,286,134, $1,188,784
and $1,141,629, respectively	379,595	134,387	135,585

Other Assets - Deposits	1,144,261	1,083,185	281,024

Total Assets	$5,498,012	$5,143,423	$3,179,296

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Note payable, current maturities	$465,468	$454,858	$2,558
Accounts Payable and Accrued Expenses, Trade	1,494,455	1,338,251	620,707
Accrued Payroll Liabilities	307,384	283,908	221,479
Total Current Liabilities	2,267,307	2,077,017	844,744

Long-Term Liabilities
Notes Payable, net of current maturities	7,773,851	8,134,956	-
ISO Funds, held in reserves	99,739	76,270	50,295
Total Long-Term Liabilities	7,873,590	8,211,226	50,295

Total Liabilities	10,140,897	10,288,243	895,039

Members' Equity	(4,642,885)	(5,144,820)	2,284,257

Total Liabilities and Members' Equity	$5,498,012	$5,143,423	$3,179,296

See accompanying notes to financial statements.

F-70

THE JETPAY COMPANIES
COMBINED STATEMENTS OF INCOME AND MEMBERS' EQUITY

FOR THE YEARS ENDING

	12/31/2011	12/31/2010	12/31/2009
REVENUES	$17,473,475	$15,607,980	$9,466,350

COST OF SERVICES	7,684,188	7,322,683	3,499,370

GROSS PROFIT	9,789,287	8,285,297	5,966,980

OPERATING EXPENSES
Clearing and Settlement	606,102	530,084	588,971
Customer Service Expense	471,945	447,695	427,813
Engineering Expense	1,232,950	998,558	906,590
Selling and Administrative Expense	4,761,121	2,896,949	2,534,601

Total Operating Expense	7,072,118	4,873,286	4,457,975

NET INCOME FROM OPERATIONS	2,717,169	3,412,011	1,509,005

OTHER INCOME/(EXPENSE)
Loss on disposition of assets	-	(1,389)	(6,102)
Interest Income	43,404	2,534	4,622
Interest Expense	(389,141)	(11,972)	(3,117)
State Margin Tax Expense	(219,497)	(56,354)	(56,853)

Total Other Income/(Expense)	(565,234)	(67,181)	(61,450)

NET INCOME	2,151,935	3,344,830	1,447,555

MEMBERS' EQUITY, beginning of year	(5,144,820)	2,284,257	1,342,920

Contributions from Members	-	436,892	6,750

Distributions to Members	(1,650,000)	(891,198)	(512,968)

Redemption of Members' Interests	-	(10,319,601)	-

MEMBERS' EQUITY, end of year	$(4,642,885)	$(5,144,820)	$2,284,257

See accompanying notes to financial statements.

F-71

THE JETPAY COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDING

	12/31/2011	12/31/2010	12/31/2009
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$2,151,935	$3,344,830	$1,447,555

Adjustments to reconcile change in net income to net
cash provided by operating activities:
Depreciation	97,350	62,669	100,235
Loss on disposition of assets	-	1,389	6,102
Change in restricted cash	245	53,981	10,805
Change in accounts receivable	85,825	(1,157,013)	(243,014)
Change in employee advances	(4,925)	(550)	-
Change in prepaid expense	(6,276)	(18,211)	3,683
Change in other assets - deposits	(61,076)	(802,161)	55,693
Change in accounts payable	137,867	717,545	(45,405)
Change in accrued liabilities	41,813	62,430	24,463
Change in ISO Funds, Held in Reserve	23,468	25,975	9,516

Net cash provided by operating activities	2,466,226	2,290,884	1,369,633

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(139,475)	(21,683)	(46,894)
Loans to related parties	(39,229)	(22,804)	-

Net cash used by investing activities	(178,704)	(44,487)	(46,894)

CASH FLOW FROM FINANCING ACTIVITIES
Principal payments on notes payable	(553,577)	(347,292)	(7,053)
Contributions from members	-	-	6,750
Distributions to members	(1,650,000)	(891,198)	(512,968)
Redemption of members' interests	-	(989,341)	-

Net cash used by financing activities	(2,203,577)	(2,227,831)	(513,271)

NET CHANGE IN CASH AND CASH EQUIVALENTS	83,945	18,566	809,468

CASH AND CASH EQUIVALENTS, beginning of year	1,634,350	1,615,784	806,316

CASH AND CASH EQUIVALENTS, end of year	$1,718,295	$1,634,350	$1,615,784

SUPPLEMENTAL INFORMATION
Interest expense paid	$389,141	$11,972	$3,117
State margin taxes paid	$111,476	$56,354	$56,853

See accompanying notes to financial statements.

F-72

Notes to the Combined Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization and Principles of Combination

The JetPay Companies (the Combined Companies or the Companies) are a group of related companies with similar ownership and in a similar line of business. The companies included in these combined statements are JetPay, LLC (a Texas LLC), JetPay Merchant Services LLC (a Texas LLC), and JetPay ISO Services, LLC (a Texas LLC). All intercompany balances and transactions have been eliminated in the combined financial statements.

JetPay, LLC (JP) is a closely-held Texas limited liability company that was organized in 2001. JP is a professional services firm specializing in the processing and forwarding of credit card information from individual user organizations to member banks and processing houses. JP’s operations are conducted primarily from one location in Carrollton, Texas, with a backup data center maintained in Sunnyvale, Texas. JetPay Merchant Services, LLC (JPMS) was organized in 2003 and markets credit and debit card services to merchants. JetPay ISO Services, LLC (JPISO) was organized in 2005 and markets credit and debit card services to Independent Sales Organizations.

Excelco Technologies, Inc. (Excelco) provided the Companies the services of two of its employees. Excelco is controlled by the former vice-president of JetPay. The backup data center is leased from JT Holdings, Ltd., which is controlled by the CEO of JetPay. As discussed below, the service relationship with Excelco was terminated during 2010 in conjunction with the redemption of that member’s interest.

JT Holdings is considered a related party to the Combined Companies due to similar ownership. JT Holdings owns the building in Sunnyvale, Texas where the Companies’ backup facility is maintained.

Effective May 31, 2010, the Combined Companies entered into an agreement to redeem the membership interest of one of its members. In connection with the agreement, JP’s and JPISO’s notes payable to JPMS, in the amount of $440,006 at December 31, 2009, were reclassified as contributions to the Company. The terms of the redemption agreement provided for both an initial payment of cash and the issuance of notes payable to the redeemed member (see also Note 6 below pertaining to the Notes Payable). The excess of the redemption price over book capital, totaling $8,483,300, was classified as Goodwill for book purposes. This Goodwill balance is reclassified to Members’ Equity for financial reporting purposes under generally accepted accounting principles in the United States of America.

The Companies have contracts with major credit card associations who provide the information for the services it performs for its customers. Three customers represented approximately 24%, 17% and 11%, respectively, of its revenues for the year ended December 31, 2011.

Basis of Presentation

The Companies normally maintain their accounting records on a modified cash basis accounting, which is the method the Companies use for tax reporting purposes. These financial statements have been prepared to conform to accounting methods normally required under accounting principles generally accepted in the United States of America and reflect the adjustment of certain cash-to-accrual amounts, as well as reclassification of the Goodwill balance to Members’ Capital.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires the management of the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

F-73

Note 1 - Summary of Significant Accounting Policies (continued):

Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash equivalents are considered to be all liquid, short-term investments with original maturities of 90 days or less.

The Companies occasionally maintain cash balances in financial institutions in excess of federally insured limits. The Federal Deposit Insurance Corporation insures accounts in financial institutions up to $250,000. Management does not believe it is subject to substantial risk in these accounts.

Revenue Recognition

Revenues are derived from charges based on volumes and fees for services, charges based on transaction quantity and certain other service fees. Revenues are recognized in the month that the processing and other services are provided. Revenue for processing services provided directly to merchants is recorded net of interchange fees charged by card issuing banks. Direct merchant services revenue is generated on services generally priced as a percentage of transaction value, whereas indirect merchant services revenue is generated on services primarily priced on a specified amount per transaction or per service rendered. The Companies charge other fees unrelated to the number of transactions or the transaction value.

Accounts Receivable

In the normal course of business, the Companies extend unsecured credit to their customers, and payment terms are generally 30 days. Accounts are generally considered past due when they are more than 90 days beyond their contractual due date. Accounts receivable also includes settlement processing assets and obligations, which represent intermediary balances arising in the settlement process, and short-term loans to one customer. Because of the credit risk involved, management has provided an allowance for doubtful accounts that reflects its opinion of amounts that will eventually become uncollectible. In the event of complete nonperformance by the Companies’ customers, the maximum exposure to the Companies is the outstanding accounts receivable balance at the date of nonperformance.

Property and Equipment

Property and equipment are recorded at cost. The Companies capitalize all acquisitions of property and equipment of $1,000 or more. Depreciation is provided over the estimated useful life of each asset on a straight-line basis, generally as follows:

Computer software	3 years
Equipment	3 to 5 years
Furniture and fixtures	5 years
Leasehold improvements	Over the term of the lease

Deposits

Deposits consist primarily of deposits on leased premises and reserves required by the Companies’ primary financial institution sponsors.

ISO Funds, held in reserves

The Companies require cash deposits from certain ISOs and agents to minimize the occasional chargeback losses that can occur due to fraud, insolvency, bankruptcy or any other merchant or ISO related reasons. The Companies utilize a number of systems and procedures to manage risk, however, do experience such losses on a periodic basis.

F-74

Note 1 - Summary of Significant Accounting Policies (continued):

Capital Leases

JP has leased certain equipment and computer software under arrangements that are classified as a capital leases. The remaining outstanding capital lease was paid in full during 2010.

Advertising Costs

The Companies incur non-direct advertising costs and have adopted a policy of expensing such costs as incurred. Total advertising costs incurred for the years ended December 31, 2011, 2010 and 2009 was $56,077, $37,342 and $15,788, respectively.

Income Taxes

No provision for federal income taxes has been made since these taxes are the responsibility of the individual members of the Companies. Under the provisions of the Tax Reform Act of 1986, the deductibility of any losses is dependent on the individual member’s tax situation. Since many types of transactions are susceptible to varying interpretations under federal income tax law and regulations, amounts reported to individual members for income tax purposes may be subject to change upon final determination by the Internal Revenue Service. However, the Companies are subject to and pay the Texas Margin Tax. In accordance with the provisions of the Income Taxes Topic in FASB ASC and the associated interpretations, the Texas Margin Tax is considered to be an income tax. The Company has, therefore, provided for recognition of the Texas Margin Tax in the accompanying financial statements.

There are no significant temporary timing differences associated with the Texas Margin Tax and, therefore, no deferred taxes have been recognized. The Companies are no longer subject to federal or state income tax examinations for years prior to 2009, and have not been notified of any pending examinations in federal or state jurisdictions. Management is not aware of any uncertain tax positions in open tax years that would be subject to recognition in the accompanying financial statements.

Note 2 – Restricted Cash

The Company has pledged a certificate of deposit as security on a letter of credit issued under a contract for services with one of its user organizations.

F-75

Note 3 – Property and Equipment

Net property and equipment consists of the following at years ended December 31:

	12/31/2011	12/31/2010	12/31/2009

Equipment	$997,163	$734,956	$720,890
Furniture & Fixtures	41,377	28,284	27,252
Leasehold Improvements	59,120	43,448	47,267
Computer Software	568,069	516,483	481,805
Total Cost	1,665,729	1,323,171	1,277,214
Less Accumulated Depreciation	(1,286,134)	(1,188,784)	(1,141,629)
Net Property and Equipment	$379,595	$134,387	$135,585

Equipment included property under capital leases of $1,450 as of December 31, 2009. Accumulated depreciation on assets under capital lease as of December 31, 2009 was $628.

Depreciation expense incurred was $97,350, $62,669 and $100,235 for the years ended December 31, 2011, 2010 and 2009, respectively, including depreciation expense incurred on assets under capital leases. Depreciation expense incurred on assets under capital leases was $290 for the year ended December 31, 2009.

Note 4 – Related Party Transactions

JetPay has engaged in various transactions with related parties and affiliated organizations. The following table summarizes those transactions for the years ended December 31:

	12/31/2011	12/31/2010	12/31/2009
Employee services received	$-	$177,922	$424,089
Rental expense paid	$36,120	$36,120	$39,119

Accounts receivable, related parties, consists of distributions and notes payable payments made on behalf of JT Holdings.

Note 5 – Line Of Credit

JP had a one-year $350,000 line of credit provided by Sterling Bank that expired June, 2010. The line of credit was secured by a certificate of deposit that is pledged to the bank, and by JP’s cash, accounts receivable and fixed assets. There were no outstanding balances on the line of credit as of December 31, 2010 and 2009.

Note 6 – Notes Payable

In conjunction with the redemption of a member’s interest in the Combined Companies, the Companies issued two notes payable to the member, one representing the Companies’ share of the distribution of the member’s capital and previously undistributed earnings of the Companies (the distribution note), and the other representing the negotiated purchase value of the member’s interest (the redemption note). The distribution note payable provides for ten monthly payments of principal and interest at 5.25% per year. Following payment of the distribution note, monthly payments of principal and interest begin on the redemption note. The redemption note provides for increases in the annual interest rate used, to 6.25% in years 2 and 3, 7.25% in years 4 and 5, and 8.00% in year 6 for a total of 63 payments (until May 1, 2016) at which time a balloon payment of the remaining principal is due and payable. The notes are secured by all the Companies’ assets and a security interest in the remaining member’s interest in the Companies.

F-76

Notes payable at December 31 consist of the following:

	12/31/2011	12/31/2010	12/31/2009
Notes payable to former member dated July 1, 2010, secured by assets and remaining member interest in Companies	$8,110,915	$8,551,842	$-

Financing agreement with IBM Leasing for acquisition of software, dated September 2010, monthly principal payments of $1,234 plus interest at 4.79% annual rate, for 36 months	29,860	37,946	-

Financing agreement with HP Financial for acquisition of equipment, dated January 3, 2011, monthly principal payments of $8,377.66, plus interest at 3.704%, for 24 months	98,544	-	-

Residual of capital lease through Court Leasing for acquisition of certain equipment	-	-	2,558
Total Notes Payable	8,239,319	8,589,788	2,558
Less current maturities	(465,468)	(454,858)	(2,558)
Net Notes Payable	$7,773,851	$8,134,930	$-

Interest expense paid and accrued on notes payable during the years ended December 31, 2011, 2010 and 2009 was $389,141, $11,972 and $3,117, respectively.

Maturities of the notes payable are as follows:

2012	$465,468
2013	380,275
2014	382,069
2015	403,109
2016 & thereafter	6,608,398
$8,239,319

F-77

Note 7 – Lease Obligations

JP leased various equipment and computer software under arrangements that were classified as capital leases. The net asset balance for the leased equipment and software at December 31, 2009 was $822, net of accumulated depreciation of $628. Interest expense incurred and paid relating to the capital lease obligations for the year ended December 31, 2009 was $3,117. The remaining lease balance of $2,558 on this equipment was paid during 2010.

The Companies lease its office and computer facility in Carrollton, Texas, on a long-term lease which was renewed and extended effective March 28, 2008. During 2009, the Companies expanded into an adjacent space and entered into an extended lease for the combined space expiring in 2013. The lease agreement provides for periodic charges for common area expenses in addition to the base rent.

The Company also leases the backup facility in Sunnyvale, Texas from JT Holdings on a long-term lease expiring January 31, 2016. The lease agreement provides for periodic charges for common area expenses in addition to the rent.

Total actual rental expense paid and incurred by the Companies during the years ended December 31, 2011, 2010 and 2009 was $187,689, $189,634 and $200,302, respectively.

Future obligations under the terms of all lease agreements are as follows for years ending December 31:

2012	$196,824
2013	117,642
2014	36,000
2015	36,000
2016 & thereafter	3,000
$389,466

Note 8 – Non-Cash Investing and Financing Transactions

During May, 2010, JP and JPISO converted $440,006 of notes payable to JPMS to contributions to members’ equity and JPMS converted the corresponding notes receivable to distributions to members. The Companies issued $8,939,786 in notes payable in redemption of certain members’ interest in the Company in May, 2010. In September, 2010, JP financed $41,179 for the acquisition of certain software. In January, 2011, JP financed $203,083 for the acquisition of certain computer equipment.

Note 9 – Members’ Equity

The Companies have different classes of members. Original Members have voting rights and share in the Company’s profits and losses. Employee Members can receive their units as a benefit of employment, and have voting rights. Employee Members will not share in the Company’s profits and losses until the Original Members have received certain stipulated distributions. Liability for all classes of members is limited to their original investment and all classes have the protection of limited liability under the State of Texas Uniform Commercial Code. At December 31, 2011, 2010 and 2009, there are no significant Employee Members.

F-78

Note 10 – Other Matters

Litigation

The Companies are parties to certain litigation still in process at December 31, 2011. JPMS is named as defendant in a lawsuit alleging breach of a merchant agreement contract. This case has been set for trial November 13, 2012. Management has not determined the likelihood of an unfavorable outcome or the amount or range of any possible loss in this lawsuit. JPMS has filed a lawsuit against a bank and certain insurance agencies alleging that it was lead to believe it was insured under a Merchant Chargeback Policy through the bank on claims filed and denied related to certain chargeback losses incurred in 2007. This case is still in procedural stages and a date for trial has not been set. Management has not determined the likelihood of a favorable outcome or the amount or range of any potential recoveries in this lawsuit.

Subsequent Events

During February 2012, the sole member of the Combined Companies received an offer sheet to sell the company.  At the date of issuance of the financial statements, no agreement has been signed but the sole member of the Combined Companies is considering the offer.  Any future agreement would have to be approved by the stockholders of the acquiring corporation.

On March 14, 2012, a charter airline merchant of JetPay Merchant Services, LLC, suddenly stopped flying and declared bankruptcy.  While JetPay and its sponsor Bank have catastrophic insurance on this merchant, the resulting chargebacks from consumers are being funded until such time as the insurance claim can be made and validated.  The insurance has a $250,000 deductible. At the time these financial statements are being issued, it is too early for management to estimate whether there will be losses in excess of the deductible amount.

The Companies have evaluated subsequent events through April 17, 2012, the date which the financial statements were available to be issued.

F-79

A D COMPUTER CORPORATION

FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

INDEX

PAGE

F-81	Independent Auditor’s Report

F-82	Balance Sheets

F-83	Statements of Income

F-84	Statements of Changes in Stockholders’ Equity

F-85	Statements of Cash Flows

F-86	Notes to Financial Statements

SUPPLEMENTARY INFORMATION

F-90	Schedules of Cost of Goods Sold

F-91	Schedules of Operating Expenses

F-80

To the Board of Directors

A D Computer Corporation

Center Valley, Pennsylvania

Independent Auditor’s Report

We have audited the accompanying balance sheets of A D Computer Corporation as of December 31, 2011 and 2010, and the related statements of income, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A D Computer Corporation as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ McGrail Merkel Quinn & Associates, P.C.

Scranton, Pennsylvania

April 24, 2012

F-81

A D COMPUTER CORPORATION

BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

	2011	2010
ASSETS
Current assets
Cash	$1,816,787	$1,707,948
Accounts receivable	992,425	1,029,902
Inventory	128,147	117,469
Employee advances	600	2,375
Prepaid expenses	150,681	171,653
Total current assets	3,088,640	3,029,347

Property and equipment, net	399,855	416,697

Other assets
Goodwill	14,000	14,000
Intangibles, net	37,887	43,920
Total other assets	51,887	57,920

Total assets	$3,540,382	$3,503,964

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Current liabilities
Accounts payable	$156,899	$101,045
Accrued liabilities	1,670,685	1,538,383
Deferred revenue	204,831	220,135
Total current liabilities	2,032,415	1,859,563

Long-term liabilities	-	-

Total liabilities	2,032,415	1,859,563

Stockholders' equity
Common stock, 100,000 shares authorized of each voting and nonvoting, 59,734 shares of voting issued and 27,010 shares of nonvoting issued and outstanding Voting- $.10 par value, Nonvoting - no par value	5,974	5,974
Additional paid in capital	37,853	37,853
Retained earnings	1,616,390	1,752,824
Less: Treasury stock (32,724 shares of voting shares), at cost	(152,250)	(152,250)
Total stockholders' equity	1,507,967	1,644,401

Total liabilities and stockholders' equity	$3,540,382	$3,503,964

The accompanying Notes are an integral part of these Financial Statements.

F-82

A D COMPUTER CORPORATION

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Revenue
Sales	$11,011,158	$10,729,030

Cost of goods sold	4,295,028	4,172,626

Gross profit	6,716,130	6,556,404

Operating expenses	6,654,725	6,400,967

Operating income	61,405	155,437

Other income (loss)
Interest and dividends	1,075	1,741
Realized gain (loss) on sale of fixed assets	2,504	(8,120)
Total other income (loss)	3,579	(6,379)

Income before income taxes	64,984	149,058

Provision for income taxes	1,000	1,000

Net income	$63,984	$148,058

The accompanying Notes are an integral part of these Financial Statements.

F-83

A D COMPUTER CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2011 AND 2010

		Additional			Total
	Common	Paid-in	Treasury	Retained	Stockholders'
	Stock	Capital	Stock	Earnings	Equity

Balance - January 1, 2010	$5,974	$37,853	$(152,250)	$1,829,142	$1,720,719

Net income - 2010	-	-	-	148,058	148,058

Stockholder distributions	-	-	-	(224,376)	(224,376)

Balance - December 31, 2010	5,974	37,853	(152,250)	1,752,824	1,644,401

Net income - 2011	-	-	-	63,984	63,984

Stockholder distributions	-	-	-	(200,418)	(200,418)

Balance - December 31, 2011	$5,974	$37,853	$(152,250)	$1,616,390	$1,507,967

The accompanying Notes are an integral part of these Financial Statements.

F-84

A D COMPUTER CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Operating activities
Net income	$63,984	$148,058
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	109,579	131,974
(Gain) loss from disposal of equipment	(2,504)	8,120
Decrease in accounts receivable	37,477	146,069
(Increase) decrease in inventory	(10,678)	10,252
Decrease (increase) in employee advances	1,775	(1,275)
Decrease (increase) in prepaid expenses	20,972	(9,416)
Increase in accounts payable	55,853	10,093
Decrease in accrued corporate taxes	-	(40)
Increase in accrued liabilities	132,302	786,800
(Decrease) increase in deferred revenue	(15,304)	7,701
Net cash provided by operating activities	393,456	1,238,336

Investing activities
Proceeds from sale of property	2,504	2,400
Purchases of property and equipment	(86,703)	(92,257)
Net cash used in investing activities	(84,199)	(89,857)

Financing activities
Stockholder distributions	(200,418)	(224,376)
Net cash used in financing activities	(200,418)	(224,376)

Increase in cash	108,839	924,103

Cash at January 1	1,707,948	783,845

Cash at December 31	$1,816,787	$1,707,948

The accompanying Notes are an integral part of these Financial Statements.

F-85

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Nature of Operations

A D Computer Corporation (the Company) provides comprehensive payroll services to businesses of all types and sizes located throughout the United States. The services range from standard payroll processing to payroll tax filing, human resources and benefits software.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory

Inventory consists of supplies used in payroll processing and shipping materials and are stated at the lower of cost or market value.

Property and Equipment

Property and equipment are stated at cost. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. The estimated useful lives of assets are as follows:

Asset Type	Years

Furniture and fixtures	5-7
Transportation equipment	3-5
Machinery and equipment	5-7
Leasehold improvements	5-39

Maintenance and repairs are charged to expense as incurred.

Depreciation expense amounted to $103,546 and $123,556 in 2011 and 2010, respectively.

F-86

Goodwill and Intangible Assets

Goodwill is measured for impairment on an annual basis or when a triggering event occurs. No indicators of impairment were identified during 2011 and 2010. Intangible assets consist of customer lists and purchased technology and are carried at cost. Amortization expense is recorded using the straight-line method over the estimated useful lives of the assets. The estimated useful lives of assets are as follows:

Asset Type	Years

Computer software	5
Other intangible assets	5-15

Amortization expense amounted to $6,033 and $8,418 in 2011 and 2010, respectively.

Bad Debt Expense

The Company uses the direct write-off method as losses have historically been insignificant to the financial statements. The Company recorded $1,584 and $118 of bad debts during the years ended December 31, 2011 and 2010, respectively.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed as an “S” corporation for both Federal and Pennsylvania income tax purposes. The Company has not elected to be treated as an “S” corporation in the state of New Jersey. Generally under the “S” election, any Federal or state taxable income of the Company is included in the personal income tax returns of the stockholders of the Company.

In accordance with the Financial Accounting Standards Board guidance on accounting for uncertainty in income taxes, management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2008.

Long-Lived Assets

The Company reviews the carrying value of long-lived assets for impairment whenever events or changes in circumstances indicate that carrying amounts of the assets might not be recoverable.

Cash Flows

For purposes of the Statements of Cash Flows, the Company considers cash on hand and demand deposits with financial institutions to be cash and cash equivalents.

The Company paid $1,000 in income taxes and no interest during each of the years ended December 31, 2011 and 2010.

Concentration of Credit Risk

The Company maintains deposits in excess of Federally insured limits, which is identified as a concentration of credit risk.

Subsequent Events

The Company has evaluated subsequent events through April 24, 2012, the date that these financial statements were available to be issued, and concluded no events or transactions occurred during that period requiring recognition or disclosure.

F-87

Note 2 – Property and Equipment

Property and equipment at December 31, 2011 and 2010 consisted of the following:

	2011	2010

Furniture and fixtures	$992,014	$989,541
Transportation equipment	475,892	457,619
Machinery and equipment	1,568,923	1,532,275
Leasehold improvements	283,317	275,512
	3,320,146	3,254,947
Less: Accumulated depreciation	2,920,291	2,838,250

Property and equipment, net	$399,855	$416,697

Note 3 – Intangible Assets

Intangible assets at December 31, 2011 and 2010 consisted of the following:

	2011	2010

Computer software	$106,346	$106,346
Customer lists	135,499	135,499
	241,845	241,845
Less: Accumulated amortization	203,958	197,925

Intangible assets, net	$37,887	$43,920

Note 4 – Operating Leases

The Company leases its operating facility from its majority stockholders at a monthly rate of $38,605 and $37,121 for the years ended 2011 and 2010, respectively. The lease payment increases 4% annually. The lease expires May, 2016.

The Company also leases an off-site disaster recovery site at a monthly rate of $2,734 with successive renewal terms of one year and off-site backup systems at a monthly rate of $2,513 expiring in December 2014. The Company leases various equipment at a combined monthly rate of $4,444 with various expiration dates through 2014.

Future minimal annual lease payments at December 31, 2011 are as follows:

Years Ending December 31,	Amount

2012	$594,308
2013	567,591
2014	587,512
2015	574,939
2016	243,177
Thereafter	-

Total	$2,567,527

Note 5 – Pension Plan

The Company maintains a 401(k) profit-sharing plan covering all eligible employees. The Company is required to match each employee contribution in the amount of 100% of the first 3% of eligible compensation. Additional contributions may be made at the discretion of the Board of Directors. The Company’s contribution amounted to $253,639 and $241,492 for the years ended December 31, 2011 and 2010, respectively.

F-88

Note 6 – Related Party Transactions

The Company provides payroll tax filing related services to a company that is 50% owned by shareholders of the Company. The Company recorded $1,138,390 and $1,189,271 of income related to these fees for the years ended December 31, 2011 and 2010, respectively. Accounts receivable in the amount of $409,662 and $440,270 and a related deferred revenue amount of $204,831 and $220,135 for the years ended December 31, 2011 and 2010, respectively, are included on the accompanying balance sheet related to these fees.

F-89

SUPPLEMENTARY INFORMATION

A D COMPUTER CORPORATION

SCHEDULES OF COST OF GOODS SOLD

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Cost of goods sold

PTFS department	$259,646	$237,016

PC department	1,076,236	1,006,606

Payroll department	1,590,434	1,532,236

Keypunch department	108,934	116,946

Computer department	476,953	422,268

Packing department	279,629	342,111

Unallocated cost of goods sold	503,196	515,443

Total cost of goods sold	$4,295,028	$4,172,626

The accompanying Notes are an integral part of these Financial Statements.

F-90

A D COMPUTER CORPORATION

SCHEDULES OF OPERATING EXPENSES

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Operating expenses
Salaries and wages	$3,868,191	$3,679,533
Non-productive salaries and wages	466,003	452,430
Payroll taxes	435,389	408,664
Employee benefits	520,609	502,622
Pension	253,639	241,492
Auto expense	176,561	167,207
Outside services	141,257	134,198
Rent	113,962	109,578
Depreciation	80,177	97,910
Insurance	91,401	86,532
Office expense	42,664	31,213
Professional fees	79,410	70,027
Sales promotion	92,054	121,442
Computer backup	68,275	60,329
Inside maintenance and repair	53,906	36,938
Outside maintenance and repair	62,760	74,771
Legal fees	4,797	19,303
Contributions	6,146	11,370
Real estate taxes	17,061	16,365
Telephone	15,641	15,616
Educational - seminar expenses	1,599	5,797
Amortization	6,033	8,418
Utilities	15,007	14,618
Taxes	9,911	9,867
Dues and subscriptions	14,085	11,423
Meals and entertainment	153	349
Commissions	8,400	7,810
Bad debts	1,584	118
Equipment rental	7,117	4,247
Travel and Promotion	-	780
Selling expense	350	-
Fines and penalties	583	-

Total operating expenses	$6,654,725	$6,400,967

The accompanying Notes are an integral part of these Financial Statements.

F-91

AD COMPUTER CORPORATION

FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

INDEX

PAGE

F-93	Independent Auditor’s Report

F-94	Balance Sheets

F-95	Statements of Income

F-96	Statements of Changes in Stockholders’ Equity

F-97	Statements of Cash Flows

F-98	Notes to Financial Statements

SUPPLEMENTARY INFORMATION

F-102	Schedule of Cost of Goods Sold

F-103	Schedule of Operating Expenses

F-92

To the Board of Directors

A D Computer Corporation

Center Valley, Pennsylvania

Independent Auditor’s Report

We have audited the accompanying balance sheets of A D Computer Corporation as of December 31, 2009 and 2008, and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A D Computer Corporation as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ McGrail Merkel Quinn & Associates, P.C.

Scranton, Pennsylvania

June 15, 2010

F-93

A D COMPUTER CORPORATION

BALANCE SHEETS

DECEMBER 31, 2009 AND 2008

ASSETS
	2009	2008
Current assets
Cash	$783,845	$705,996
Accounts receivable	1,175,971	1,214,626
Inventory	127,721	150,163
Employee advances	1,100	2,700
Prepaid expenses	162,237	152,226
Total current assets	2,250,874	2,225,711

Property and equipment, net	458,516	524,481

Other assets
Goodwill	14,000	14,000
Intangibles, net	52,338	59,061
Total other assets	66,338	73,061

Total assets	$2,775,728	$2,823,253

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Current liabilities
Accounts payable	$90,952	$87,570
Accrued corporate taxes	40	40
Accrued liabilities	751,583	762,102
Deferred revenue	212,434	226,175
Total current liabilities	1,055,009	1,075,887

Long-term Liabilities	-	-

Total liabilities	1,055,009	1,075,887

Stockholders' equity
Common stock, 100,000 shares authorized of each
voting and nonvoting, 59,734 shares of voting and
27,010 shares of nonvoting issued and outstanding
Voting- $.10 par value, Nonvoting - no par value	5,974	5,974
Additional paid in capital	37,853	37,853
Retained earnings	1,829,142	1,855,789
Less: Treasury stock (32,724 shares of voting shares), at cost	(152,250)	(152,250)
Total stockholders' equity	1,720,719	1,747,366

Total liabilities and stockholders' equity	$2,775,728	$2,823,253

The accompanying Notes are an integral part of these Financial Statements.

F-94

A D COMPUTER CORPORATION

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Revenue
Sales	$10,313,500	$10,785,635

Cost of goods sold	4,098,204	4,388,827

Gross profit	6,215,296	6,396,808

Operating expenses	6,006,915	6,205,320

Operating income	208,381	191,488

Other income
Interest and dividends	2,619	18,912
Realized gain on sale of fixed assets	1,567	1,456
Total other income	4,186	20,368

Income before income taxes	212,567	211,856

Provision for income taxes	1,040	1,897

Net income	$211,527	$209,959

The accompanying Notes are an integral part of these Financial Statements.

F-95

A D COMPUTER CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2009 AND 2008

		Additional			Total
	Common	Paid-in	Treasury	Retained	Stockholders'
	Stock	Capital	Stock	Earnings	Equity

Balance - January 1, 2008	$5,974	$37,853	$(152,250)	$1,725,925	$1,617,502

Net income - 2008	-	-	-	209,959	209,959

Stockholder distributions	-	-	-	(80,095)	(80,095)

Balance - December 31, 2008	5,974	37,853	(152,250)	1,855,789	1,747,366

Net income - 2009	-	-	-	211,527	211,527

Stockholder distributions	-	-	-	(238,174)	(238,174)

Balance - December 31, 2009	$5,974	$37,853	$(152,250)	$1,829,142	$1,720,719

The accompanying Notes are an integral part of these Financial Statements.

F-96

A D COMPUTER CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Operating activities
Net income	$211,527	$209,959
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	156,349	155,903
Gain from disposal of equipment	(1,567)	(1,456)
Decrease (increase) in accounts receivable	38,655	(152,906)
Decrease (increase) in inventory	22,442	(9,263)
Decrease in employee advances	1,600	260
Increase in prepaid expenses	(10,011)	(25,957)
Increase (decrease) in accounts payable	3,382	(30,154)
Decrease in accrued corporate taxes	-	(156,439)
(Decrease) increase in accrued liabilities	(10,519)	65,786
(Decrease) increase in deferred revenue	(13,741)	19,002
Net cash provided by operating activities	398,117	74,735

Investing activities
Proceeds from sale of property	1,567	1,456
Purchases of property and equipment	(75,096)	(40,384)
Purchases of intangibles	(8,565)	(19,934)
Net cash used in investing activities	(82,094)	(58,862)

Financing activities
Stockholder distributions	(238,174)	(80,095)
Net cash used in financing activities	(238,174)	(80,095)

Increase (decrease) in cash	77,849	(64,222)

Cash at January 1	705,996	770,218

Cash at December 31	$783,845	$705,996

The accompanying Notes are an integral part of these Financial Statements.

F-97

NOTES TO FINANCIAL STATEMENTS

•	Note 1 – Summary of Significant Accounting Policies

Nature of Operations

A D Computer Corporation (the Company) provides comprehensive payroll services to businesses of all types and sizes located throughout the United States. The services range from standard payroll processing to payroll tax filing, human resources and benefits software.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory

Inventory consists of supplies used in payroll processing and shipping materials and are stated at the lower of cost or market value.

Property and Equipment

Property and equipment are stated at cost. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. The estimated useful lives of assets are as follows:

Asset Type	Years

Furniture and fixtures	5-10

Transportation equipment	5-10

Machinery and equipment	3-5

Leasehold improvements	5-10

F-98

Maintenance and repairs are charged to expense as incurred.

Depreciation expense amounted to $141,061 and $141,565 in 2009 and 2008, respectively.

Goodwill and Intangible Assets

Goodwill is measured for impairment on an annual basis or when a triggering event occurs. No indicators of impairment were identified during 2009 and 2008. Intangible assets consist of customer lists and purchased technology and are carried at cost. Amortization expense is recorded using the straight-line method over the estimated useful lives of the assets. The estimated useful lives of assets are as follows:

Asset Type	Years

Computer software	5

Other intangible assets	5-15

Amortization expense amounted to $15,288 and $14,338 in 2009 and 2008, respectively.

Bad Debt Expense

The Company uses the direct write-off method as losses have historically been insignificant to the financial statements. The Company recorded $348 and $125 of bad debts during the years ended December 31, 2009 and 2008, respectively.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed as an “S” corporation for both Federal and Pennsylvania income tax purposes. The Company has not elected to be treated as an “S” corporation in the state of New Jersey. Generally under the “S” election, any Federal or state taxable income of the Company is included in the personal income tax returns of the stockholders of the Company.

The Financial Accounting Standards Board issued new guidance on accounting for uncertainty in income taxes. The Company adopted this new guidance for the year ended December 31, 2009. Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

Long-Lived Assets

The Company reviews the carrying value of long-lived assets for impairment whenever events or changes in circumstances indicate that carrying amounts of the assets might not be recoverable.

Cash Flows

For purposes of the Statement of Cash Flows, the Company considers cash on hand and demand deposits with financial institutions to be cash and cash equivalents.

F-99

The Company paid $1,040 and $1,857 in income taxes and no interest during the years ended December 31, 2009 and 2008, respectively.

Concentration of Credit Risk

The Company maintains deposits in excess of Federally insured limits, which is identified as a concentration of credit risk.

Subsequent Events

The Company has evaluated subsequent events through June 15, 2010, the date that these financial statements were available to be issued, and concluded no events or transactions occurred during that period requiring recognition or disclosure.

Note 2 – Property and Equipment

Property and equipment at December 31, 2009 and 2008 consisted of the following:

	2009	2008

Furniture and fixtures	$962,300	$962,300
Transportation equipment	538,248	534,895
Machinery and equipment	1,475,796	1,424,790
Leasehold improvements	275,512	275,512
	3,251,856	3,197,497
Less: Accumulated depreciation	2,793,340	2,673,016

Property and equipment, net	$458,516	$524,481

Note 3 – Intangible Assets

Intangible assets at December 31, 2009 and 2008 consisted of the following:

	2009	2008

Computer software	$106,346	$106,346
Customer lists	135,499	126,934
	241,845	233,280
Less: Accumulated amortization	189,507	174,219

Intangible assets, net	$52,338	$59,061

F-100

Note 4 – Operating Leases

The Company leases its operating facility from its majority stockholders at a monthly rate of $35,693 and $34,320 for the years ended 2009 and 2008, respectively. The lease payment increases 4% annually. The lease expires May, 2016.

The Company also leases an off-site disaster recovery site at a monthly rate of $6,108 with an expiration date of December, 2011 and various equipment at a monthly rate of $4,444 with various expiration dates through 2011.

Future minimal annual lease payments at December 31, 2009 are as follows:

Years Ending December 31,	Amount

2010	$564,928
2011	532,656
2012	474,072
2013	493,036
2014	512,758
Thereafter	759,082

Total	$3,336,532

Note 5 – Pension Plan

The Company maintains a 401(k) profit-sharing plan covering all eligible employees. The Company is required to match each employee contribution in the amount of 100% of the first 3% of eligible compensation. Additional contributions may be made at the discretion of the Board of Directors. The Company’s contribution amounted to $234,157 and $230,722 for the years ended December 31, 2009 and 2008, respectively.

Note 6 – Related Party Transactions

The Company provides payroll tax filing related services to a company that is 50% owned by a shareholder of the Company. The Company recorded $1,164,295 and $1,218,104 of income related to these fees for the years ended December 31, 2009 and 2008, respectively. Accounts receivable in the amount of $424,869 and $452,350 and a related deferred revenue amount of $212,434 and $226,175 for the years ended December 31, 2009 and 2008, respectively, are included on the accompanying balance sheet related to these fees.

F-101

SUPPLEMENTARY INFORMATION

A D COMPUTER CORPORATION

SCHEDULE OF COST OF GOODS SOLD

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Cost of goods sold

PTFS department	$225,400	$228,415

PC department	1,030,574	1,050,535

Payroll department	1,463,273	1,549,613

Keypunch department	127,300	156,165

Computer department	430,343	617,070

Packing department	309,108	333,899

Unallocated cost of goods sold	512,206	453,130

Total cost of goods sold	$4,098,204	$4,388,827

The accompanying Notes are an integral part of these Financial Statements.

F-102

A D COMPUTER CORPORATION

SCHEDULE OF OPERATING EXPENSES

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Operating expenses
Salaries and wages	$3,496,019	$3,398,332
Non-productive salaries and wages	431,153	557,757
Payroll taxes	406,458	424,884
Employee benefits	415,009	399,957
Pension	234,157	230,722
Auto expense	138,632	173,878
Outside services	120,332	126,182
Rent	105,363	101,310
Depreciation	100,024	95,138
Insurance	90,082	94,775
Office expense	30,963	47,576
Professional fees	68,302	81,049
Sales promotion	110,252	84,851
Computer backup	61,846	52,692
Inside maintenance and repair	49,066	43,082
Outside maintenance and repair	36,524	31,579
Legal fees	2,230	136,754
Contributions	12,125	10,475
Real estate taxes	16,158	15,993
Telephone	15,392	16,239
Educational - seminar expenses	3,949	15,589
Amortization	15,288	14,338
Utilities	13,412	12,911
Taxes	10,567	10,030
Dues and subscriptions	11,927	8,142
Meals and entertainment	2,945	7,440
Commissions	8,392	7,775
Bad debts	348	125
Fines and penalties	-	5,745

Total operating expenses	$6,006,915	$6,205,320

The accompanying Notes are an integral part of these Financial Statements.

F-103

PAYROLL TAX FILING SERVICES, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

INDEX

PAGE

F-105	Independent Auditor’s Report

F-106	Balance Sheets

F-107	Statements of Income

F-108	Statements of Changes in Stockholders’ Equity

F-109	Statements of Cash Flows

F-110	Notes to Financial Statements

F-104

To the Board of Directors

Payroll Tax Filing Services, Inc.

Center Valley, Pennsylvania

Independent Auditor’s Report

We have audited the accompanying balance sheets of Payroll Tax Filing Services, Inc. as of December 31, 2011 and 2010, and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Payroll Tax Filing Services, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McGrail Merkel Quinn & Associates, P.C.

Scranton, Pennsylvania

April 24, 2012

F-105

PAYROLL TAX FILING SERVICES, INC.

BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

ASSETS
	2011	2010
Current assets
Cash	$80,211	$74,247
Restricted cash for payroll taxes payable	43,911,686	37,945,734
Accounts receivable	910,335	880,539
Payroll taxes receivable	5,109,984	2,253,588
Deferred charges	204,825	220,135
Prepaid expenses	20,997	20,211
Total current assets	50,238,038	41,394,454

Other assets
Intangibles	202	202
Less: Accumulated amortization	(202)	(202)
Total other assets	-	-

Total assets	$50,238,038	$41,394,454

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$430,159	$461,269
EIT withholding	6,201	6,032
Other withholding	551	537
Accrued expenses	12,249	11,243
Accrued pension	4,500	-
Accrued corporate taxes	521	478
Payroll taxes payable	49,012,074	40,184,486
Deferred revenue	455,168	440,270
Total current liabilities	49,921,423	41,104,315

Long-term liabilities
Due to stockholders	30,000	30,000

Total liabilities	49,951,423	41,134,315

Stockholders' equity
Common stock 100,000 shares authorized, 3,000 shares
issued and outstanding, no par value	3,000	3,000
Retained earnings	283,615	257,139
Total stockholders' equity	286,615	260,139

Total liabilities and stockholders' equity	$50,238,038	$41,394,454

The accompanying Notes are an integral part of these Financial Statements.

F-106

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Revenues
Fee income	$2,453,701	$2,354,372
Trust account earnings	299,245	383,752
Interest income	3,566	5,019
Other income	345	4,176
	2,756,857	2,747,319

Expenses
Salaries and wages	1,093,910	1,044,962
Outside services	1,138,390	1,189,271
Professional fees	25,034	23,904
Employee benefits	61,796	60,558
Real estate rental	32,864	34,394
Equipment rental	1,137	1,288
Maintenance & repairs	1,884	2,994
Office expense	106,033	101,187
Postage & mailing	22,362	22,430
Travel & promotion	3,087	2,242
Computer program costs	104,663	120,592
Telephone	3,243	2,954
Utilities	8,093	8,261
Payroll taxes	53,630	50,802
Insurance	14,120	13,361
Dues and subscriptions	5,030	4,029
Interest	3,000	3,000
Other expenses	3,069	5,258
Total expenses	2,681,345	2,691,487

Net income	$75,512	$55,832

The accompanying Notes are an integral part of these Financial Statements.

F-107

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2011 AND 2010

			Total
	Common	Retained	Stockholders'
	Stock	Earnings	Equity

Balance - January 1, 2010	$3,000	$257,064	$260,064

Net income - 2010	-	55,832	55,832

Stockholder distributions	-	(55,757)	(55,757)

Balance - December 31, 2010	3,000	257,139	260,139

Net income - 2011	-	75,512	75,512

Stockholder distributions	-	(49,036)	(49,036)

Balance - December 31, 2011	$3,000	$283,615	$286,615

The accompanying Notes are an integral part of these Financial Statements.

F-108

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Operating activities
Net income	$75,512	$55,832
Adjustments to reconcile net income to net cash
provided by operating activities:
Increase in restricted cash for payroll taxes	(5,965,952)	(2,120,803)
Increase in accounts receivable	(29,796)	(30,580)
(Increase) decrease in payroll taxes receivable	(2,856,396)	1,556,804
Decrease (increase) in deferred charges	15,310	(7,645)
(Increase) decrease in prepaid expenses	(786)	166
Increase (decrease) in accounts payable and accrued liabilities	(25,378)	16,216
Increase in payroll taxes payable	8,827,588	559,981
Increase in deferred revenue	14,898	15,290
Net cash provided by operating activities	55,000	45,261

Investing activities
None	-	-

Financing activities
Stockholder distributions	(49,036)	(55,757)
Net cash used in financing activities	(49,036)	(55,757)

Increase (decrease) in cash	5,964	(10,496)

Cash at January 1	74,247	84,743

Cash at December 31	$80,211	$74,247

The accompanying Notes are an integral part of these Financial Statements.

F-109

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Payroll Tax Filing Services, Inc. (the Company) prepares, processes and files payroll tax deposits and required payroll tax returns for clients of a related payroll processing company from its office in Center Valley, Pennsylvania. The Company provides its services to businesses of all types and sizes located throughout the United States.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Restricted Cash

The Company has entered into a cash management agreement with a financial institution. The agreement provides for the daily collected balance within the restricted trust account to be invested in a repurchase agreement at a variable rate (the Federal Funds Rate less .035%). The repurchase agreement matures daily.

Intangible Assets

Intangible assets consist of organizational costs and are carried at cost. Amortization expense is recorded using the straight-line method over the estimated useful lives of the assets.

Bad Debt Expense

The Company uses the direct write-off method as losses have historically been insignificant to the financial statements. There were no bad debts recorded during the years ended December 31, 2011 and 2010.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed as an “S” corporation for both Federal and state income tax purposes. Generally under this election, any Federal or state taxable income of the Company is included in the personal income tax returns of the stockholders of the Company. Accordingly, no provision for income taxes has been recorded in the accompanying financial statements.

In accordance with the Financial Accounting Standards Board guidance on accounting for uncertainty in income taxes, management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2008.

F-110

Cash Flows

For purposes of the Statements of Cash Flows, the Company considers cash on hand and unrestricted demand deposits with financial institutions to be cash and cash equivalents.

The Company paid $3,000 of interest during the years ended December 31, 2011 and 2010.

Concentration of Credit Risk

The Company maintains deposits in excess of Federally insured limits, which is identified as a concentration of credit risk.

Subsequent Events

The Company has evaluated subsequent events through April 24, 2012, the date that these financial statements were available to be issued, and concluded no events or transactions occurred during that period requiring recognition or disclosure.

Note 2 - Deferred Revenue/Charges

Deferred revenue represents amounts billed to customers in advance for services to be provided by the Company for the year-end tax filings. Deferred charges represent the corresponding expenses related to those services.

Note 3 - Related Party Transactions

The Company is provided all of its clientele from a payroll processing company owned by shareholders who own 50% of the Company. All information necessary to prepare and file the payroll tax deposits and filings are provided by the payroll processing company for which they are paid a fee equal to 45% and 50% of all fees collected by the Company for the years ended December 31, 2011 and 2010, respectively. The Company recorded $1,138,390 and $1,189,271 of expense related to these fees for the years ended December 31, 2011 and 2010, respectively.

F-111

PAYROLL TAX FILING SERVICES, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

INDEX

PAGE

F-113	Independent Auditor’s Report

F-114	Balance Sheets

F-115	Statements of Income

F-116	Statements of Changes in Stockholders’ Equity

F-117	Statements of Cash Flows

F-118	Notes to Financial Statements

F-112

To the Board of Directors

Payroll Tax Filing Services, Inc.

Center Valley, Pennsylvania

Independent Auditor’s Report

We have audited the accompanying balance sheets of Payroll Tax Filing Services, Inc. as of December 31, 2009 and 2008, and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Payroll Tax Filing Services, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McGrail Merkel Quinn & Associates, P.C.

Scranton, Pennsylvania

June 15, 2010

F-113

PAYROLL TAX FILING SERVICES, INC.

BALANCE SHEETS

DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS
Current assets
Cash	$84,743	$90,692
Restricted cash for payroll taxes payable	35,824,931	31,558,421
Accounts receivable	849,959	822,454
Payroll taxes receivable	3,810,392	11,885,129
Deferred charges	212,490	226,175
Prepaid expenses	20,377	17,370
Total current assets	40,802,892	44,600,241

Other assets
Intangibles	202	202
Less: Accumulated amortization	(202)	(202)
Total other assets	-	-

Total assets	$40,802,892	$44,600,241

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$444,329	$474,622
EIT withholding	5,974	11,162
Other withholding	416	727
Accrued expenses	12,210	12,201
Accrued corporate taxes	414	286
Payroll taxes payable	39,624,505	43,434,210
Deferred revenue	424,980	411,227
Total current liabilities	40,512,828	44,344,435

Long-term liabilities
Due to stockholders	30,000	30,000

Total liabilities	40,542,828	44,374,435

Stockholders' equity
Common stock 100,000 shares authorized, 3,000 shares issued and outstanding, no par value	3,000	3,000
Retained earnings	257,064	222,806
Total stockholders' equity	260,064	225,806

Total liabilities and stockholders' equity	$40,802,892	$44,600,241

The accompanying Notes are an integral part of these Financial Statements.

F-114

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Revenues
Fee income	$2,264,916	$2,203,825
Trust account earnings	479,251	1,213,718
Interest income	3,809	8,050
Other income	7,130	131
	2,755,106	3,425,724

Expenses
Salaries and wages	1,042,600	1,563,681
Outside services	1,164,295	1,218,104
Professional fees	24,231	21,331
Employee benefits	56,660	53,468
Real estate rental	38,984	38,984
Equipment rental	1,225	1,365
Maintenance & repairs	2,163	884
Office expense	100,008	98,445
Postage & mailing	23,858	27,186
Travel & promotion	749	993
Computer program costs	131,625	173,349
Telephone	2,889	3,237
Utilities	7,308	7,492
Payroll taxes	50,285	56,448
Insurance	10,339	10,219
Dues and subscriptions	1,152	1,706
Interest	3,000	3,213
Other expenses	4,620	5,792
Total expenses	2,665,991	3,285,897

Net income	$89,115	$139,827

The accompanying Notes are an integral part of these Financial Statements.

F-115

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2009 AND 2008

			Total
	Common	Retained	Stockholders'
	Stock	Earnings	Equity

Balance - January 1, 2008	$3,000	$146,637	$149,637

Net income - 2008	-	139,827	139,827

Stockholder distributions	-	(63,658)	(63,658)

Balance - December 31, 2008	3,000	222,806	225,806

Net income - 2009	-	89,115	89,115

Stockholder distributions	-	(54,857)	(54,857)

Balance - December 31, 2009	$3,000	$257,064	$260,064

The accompanying Notes are an integral part of these Financial Statements.

F-116

PAYROLL TAX FILING SERVICES, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Operating activities
Net income	$89,115	$139,827
Adjustments to reconcile net income to net cash provided by operating activities:
(Increase) decrease in restricted cash for payroll taxes	(4,266,510)	7,502,195
Increase in accounts receivable	(27,505)	(69,100)
Decrease in payroll taxes receivable	8,074,737	527,690
Decrease (increase) in deferred charges	13,685	(19,002)
Increase in prepaid expenses	(3,007)	(7,421)
Decrease in accounts payable and accrued liabilities	(35,655)	(12,264)
Decrease in payroll taxes payable	(3,809,705)	(7,969,258)
Increase in deferred revenue	13,753	34,550
Net cash provided by operating activities	48,908	127,217

Investing activities
None	-	-

Financing activities
Stockholder distributions	(54,857)	(63,658)
Net cash used in financing activities	(54,857)	(63,658)

(Decrease) increase in cash	(5,949)	63,559

Cash at January 1	90,692	27,133

Cash at December 31	$84,743	$90,692

The accompanying Notes are an integral part of these Financial Statements.

F-117

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Payroll Tax Filings, Inc. (the Company) prepares, processes and files payroll tax deposits and required payroll tax returns for clients of a related payroll processing company from its office in Center Valley, Pennsylvania. The Company provides its services to businesses of all types and sizes located throughout the United States.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Restricted Cash

The Company has entered into a cash management agreement with a financial institution. The agreement provides for the daily collected balance within the restricted trust account to be invested in a repurchase agreement at a variable rate (the Federal Funds Rate less .035%). The repurchase agreement matures daily.

Intangible Assets

Intangible assets consist of organizational costs and are carried at cost. Amortization expense is recorded using the straight-line method over the estimated useful lives of the assets.

Bad Debt Expense

The Company uses the direct write-off method as losses have historically been insignificant to the financial statements. There were no bad debts recorded during the years ended December 31, 2009 and 2008.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed as an “S” corporation for both Federal and state income tax purposes. Generally under this election, any Federal or state taxable income of the Company is included in the personal income tax returns of the stockholders of the Company. Accordingly, no provision for income taxes has been recorded in the accompanying financial statements.

The Financial Accounting Standards Board issued new guidance on accounting for uncertainty in income taxes. The Company adopted this new guidance for the year ended December 31, 2009. Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

F-118

Cash Flows

For purposes of the Statements of Cash Flows, the Company considers cash on hand and unrestricted demand deposits with financial institutions to be cash and cash equivalents.

The Company paid $3,000 and $3,213 of interest during the years ended December 31, 2009 and 2008, respectively.

Concentration of Credit Risk

The Company maintains deposits in excess of Federally insured limits, which is identified as a concentration of credit risk.

Subsequent Events

The Company has evaluated subsequent events through June 15, 2010, the date that these financial statements were available to be issued, and concluded no events or transactions occurred during that period requiring recognition or disclosure.

Note 2 - Deferred Revenue/Charges

Deferred revenue represents amounts billed to customers in advance for services to be provided by the Company for the year-end tax filings. Deferred charges represent the corresponding expenses related to those services.

Note 3 - Related Party Transactions

The Company is provided all of its clientele from a payroll processing company owned by a 50% shareholder of the Company. All information necessary to prepare and file the payroll tax deposits and filings are provided by the payroll processing company for which they are paid a fee equal to 50% and 55% of all fees collected by the Company for the years ended December 31, 2009 and 2008, respectively. The Company recorded $1,164,295 and $1,218,104 of expense related to these fees for the years ended December 31, 2009 and 2008, respectively.

F-119

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION,

JP MERGER SUB, LLC,

JETPAY, LLC

WLES, L.P. AS THE SOLE MEMBER OF JETPAY, LLC

and

TRENT VOIGT

Dated as of July 6, 2012

A-1

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

Annexes

Exhibits

Exhibit A	Employment Agreements
Exhibit B	Form of Certificate of Merger
Exhibit C	Form of Escrow Agreement
Exhibit D	Form of Waiver and Release

-v-

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the is dated as of July 6, 2012 and is among UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION, a Delaware corporation (“Parent”), JP MERGER SUB, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), JetPay, LLC (“Seller”), and WLES, L.P., a Texas limited partnership and sole member of Seller (the “Member” and, together with Seller, the “Seller Agreement Parties”) and solely for the purposes of Sections 6.12 and 9.9, Trent Voigt (the “WLES Members”).

WHEREAS, Seller is engaged in the business of providing electronic transaction processing services to merchants and other providers of debit and credit card processing, as well as providing payment processing services to businesses (collectively, the “Business”);

WHEREAS, the parties intend to effect the merger of Merger Sub with and into Seller (the “Merger”), with Seller continuing as the surviving entity following the Merger;

WHEREAS, the respective boards of directors or other governing bodies of Parent, Merger Sub and Seller have approved the form, terms, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, upon the terms of and subject to the conditions set forth herein;

WHEREAS, the board of directors of Parent has (i) determined that it is in the best interests of Parent and its stockholders to enter into this Agreement, (ii) resolved to submit this Agreement to the stockholders of Parent for their approval, and (iii) resolved to recommend approval of this Agreement and the transactions contemplated hereby by the stockholders of Parent; and

WHEREAS, concurrently with this Agreement, the Key Employees have entered into the employment agreements attached as Exhibit A hereto;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1.          Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“401(k) Plan” has the meaning set forth in Section 7.6(d).

“Accounting Firm” means Marcum, LLP.

“Additional Indemnification Matters” has the meaning set forth in Section 9.2(a)(iv).

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made; provided, however, that for purposes of this Agreement, Parent and its Subsidiaries, on the one hand, and Seller and its Subsidiaries, on the other hand, shall not be considered Affiliates of one another. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” means this Agreement and Plan of Merger.

“Ancillary Agreements” means the Key Employment Agreements and the Escrow Agreement.

“Annual Statements of Operations” has the meaning set forth in Section 4.5(a).

“Assets” has the meaning set forth in Section 4.7(a).

“Balance Sheet Date” has the meaning set forth in Section 4.5(e).

“Balance Sheets” has the meaning set forth in Section 4.5(a).

“Basket Amount” has the meaning set forth in Section 9.5(a).

“Benefit Plan” means each (i) “employee benefit plan,” as defined in Section 3(3) of ERISA and (ii) all other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, employment, severance, salary continuation, termination, change-of-control, health, life, disability, group insurance, vacation, holiday and fringe benefit plan, program, contract, or arrangement (whether written or unwritten) maintained, contributed to, or required to be contributed to, by the Seller or any ERISA Affiliate for the benefit of any current or former employee, director, officer or independent contractor of the Seller or under which the Seller or any ERISA Affiliate have any liability.

“Business Day” means any day that is not a Saturday or Sunday, or other day on which commercial banks in the City of New York, New York are required or authorized by Law to be closed.

“Business Material Adverse Effect” means a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of Seller, or the ability of Seller to consummate the transactions contemplated by this Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which Seller operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable Law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event contributing to such failure may itself or in combination with other circumstances or events constitute a Business Material Adverse Effect), (f) actions required to be taken pursuant to this Agreement or taken with Parent’s consent and (g) the public announcement of the transactions contemplated by this Agreement, shall not constitute or be deemed to constitute a Business Material Adverse Effect and otherwise shall not be taken into account in determining whether a Business Material Adverse Effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on Seller relative to other Persons participating in the industry in which Seller operates.

“Business” has the meaning set forth in the recitals.

“Business Registered Intellectual Property” has the meaning set forth in Section 4.11(a).

“Cap” has the meaning set forth in Section 9.5(a).

“Cash and Cash Equivalents” means the sum of the fair market value (expressed in United States dollars) of all cash and cash equivalents of any kind (including bank account balances, marketable securities and short term investments) calculated in accordance with GAAP.

“Cash Escrow Consideration” has the meaning set forth in Section 2.11.

“Cash Merger Consideration” means twenty eight million dollars ($28,000,000.00), minus the Cash Escrow Consideration plus the Estimated Closing Net Working Capital Adjustment (which may be a negative number) plus the Estimated Closing Cash, minus the Estimated Closing Indebtedness, as adjusted herein.

“Certificate of Merger” has the meaning set forth in Section 2.2.

“Chargeback Insurance” has the meaning set forth in Section 6.7.

“Change of Control” means (a) the sale, lease, license, distribution, dividend or transfer, in one or a series of related transactions, of 50% or more of the assets of such Person and its subsidiaries taken as a whole, to a Person other than any of the Parent Founders; or (b) a merger, consolidation or other business combination of such Person (or any subsidiary or subsidiaries that alone or together represent all or substantially all of such Person’s consolidated business at that time) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries that results in the stockholders of such Person (or such subsidiary or subsidiaries) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or a series of related transactions holding, directly or indirectly, less than 50% of the voting power of such Person (or such subsidiary or subsidiaries) or any successor, other entity or surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions.

“Claim Notice” has the meaning set forth in Section 9.3(a).

“Closing” has the meaning set forth in Section 3.1.

“Closing Cash” means the Net Cash Amount immediately prior to giving effect to the Closing minus the Required Cash.

“Closing Date” has the meaning set forth in Section 3.1.

“Closing Date Cash Merger Consideration” means the Cash Merger Consideration minus the Escrow Consideration

“Closing Date Merger Consideration” means, collectively, the Closing Date Cash Merger Consideration and the Common Stock Merger Consideration.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state law.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock Escrow Merger Consideration” has the meaning set forth in Section 2.11.

“Common Stock Merger Consideration” means an aggregate of 2,000,000 shares of Parent Common Stock.

“Confidentiality Agreement” has the meaning set forth in Section 6.1.

“Contingency Cash Merger Consideration” has the meaning set forth in Section 2.7.

“Contingency Merger Consideration” has the meaning set forth in Section 2.7.

“Contingency Stock Merger Consideration” has the meaning set forth in Section 2.7.

“Contract” means, with respect to any Person, any agreement, indenture, debt instrument, contract, guarantee, loan, note, mortgage, license, lease, purchase order, delivery order, commitment or other arrangement, understanding or undertaking, whether written or oral, including all amendments, modifications and options thereunder or relating thereto, to which such Person is a party, by which it is bound, or to which any of its assets or properties is subject.

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

“DLLCA” has the meaning set forth in Section 2.1.

“Disclosure Schedule” means the Disclosure Schedule delivered in connection with, and constituting a part of, this Agreement.

“Disputed Items” has the meaning set forth in Section 2.8(d)

“Dispute Notice” has the meaning set forth in Section 2.8(d)

“Effective Time” has the meaning set forth in Section 2.2.

“Employment Contracts” has the meaning set forth in Section 4.23.

“Encumbrances”  means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment, right of first refusal, restriction, option, title defect or other similar encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other laws, which secures the payment of debt (including, without limitation, any Tax) or the performance of an obligation.

“Environmental Laws” mean any Laws relating to the protection of the environment, natural resources, pollution, or the treatment, storage, recycling, transportation, disposal, arrangement for treatment, storage, recycling, transportation, or disposal, handling or Release of or exposure to any Hazardous Substances (and including worker health or safety Laws as they relate to occupational exposure to Hazardous Substances).

“Environmental Permits” has the meaning set forth in Section 4.15(a)(i).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity that is considered a single employer with any Seller entity under Section 414 of the Code.

“Escrow Agent” means JPMorgan Chase Bank, N.A.

“Escrow Agreement” has the meaning set forth in Section 2.11.

“Escrow Consideration” has the meaning set forth in Section 2.11.

“Escrow Fund” has the meaning set forth in Section 2.11.

“Estimated Closing Cash” has the meaning set forth in Section 2.8(a)

“Estimated Closing Indebtedness” has the meaning set forth in Section 2.8(a)

“Estimated Closing Net Working Capital” has the meaning set forth in Section 2.8(a)

“Estimated Closing Statement” has the meaning set forth in Section 2.8(a).

“Estimated Net Working Capital Adjustment” has the meaning set forth in Section 2.8(b)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Seller Units” has the meaning set forth in Section 4.4.

“FCPA Laws” means the Foreign Corrupt Practices Act of 1977 and any other comparable Law governing corruption of foreign officials, including laws enacted through or under the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Financing” has the meaning set forth in Section 6.14.

“Final Adjustment” has the meaning set forth in Section 2.8(f)

“Final Closing Statement” has the meaning set forth in Section 2.8(c)

“Final Determination” has the meaning set forth in Section 2.8(e)

“Financial Information” has the meaning set forth in Section 4.5(b).

“Forfeiture Date” has the meaning set forth in Section 2.9(a).

“GAAP” means generally accepted accounting principles as in effect in the United States.

“Governmental Action/Filing” means any franchise, approval, permit, authorization, license, order, registration, certificate, variance, and other similar permit or right obtained from any Government Authority and all pending applications therefor.

“Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial (including any court or arbitrator (public or private)), regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi governmental entity established to perform any of such functions.

“Hazardous Substances” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, a pollutant, a contaminant or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Healthcare Reform Law” has the meaning set forth in Section 4.16(d).

“Indebtedness” without duplication, means all principal, interest, premiums or other obligations related to (a) all indebtedness for borrowed money, (b) all obligations for the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and consistent with past practice), including any earn-out, (c) all obligations evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (e) all obligations as lessee or lessees under leases that are required to be recorded as capital leases under GAAP, (f) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than trade accounts payable in the ordinary course of business and consistent with past practice), (g) all obligations owing pursuant to factoring agreements for accounts receivable, (h) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (g) guaranteed directly or indirectly in any manner, or in effect guaranteed directly or indirectly through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, (i) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (h) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned (including accounts and contract rights), even though such Person has not assumed or become liable for the payment of such Indebtedness, (j) all accrued but unpaid interest (or interest equivalent) to the date of determination, any fees and expenses due and all prepayment premiums or penalties, related to any items of Indebtedness of the type referred to in the immediately preceding clauses (a) through (i), (k) all accrued but unpaid Taxes with respect to a taxable period, which, as of the Closing Date, are not yet required to be paid and (l) any Transaction Expenses.

“Indemnifiable Taxes” means, without duplication, any and all Tax liabilities (a) with respect to Seller, its assets or operations that are (i) attributable to any taxable period ending on or before the Closing Date or (ii) attributable to the portion of a Straddle Period ending on the Closing Date, and (b) allocated to Seller pursuant to Section 9.4. With respect to clause (a)(ii) of this definition, the Taxes attributable to the portion of a Straddle Period ending on the Closing Date shall (x) in the case of Taxes that are either based upon or related to income or receipts or imposed in connection with any sale, transfer or assignment or any deemed sale, transfer or assignment of property (real or personal, tangible or intangible) other than Transfer Taxes, be deemed equal to the amount that would be payable if the taxable year ended at the end of the Closing Date and (y) in the case of Taxes (other than those described in clause (x)) imposed on a periodic basis with respect to the business or assets of Seller or otherwise measured by the level of any item, be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of days in the entire relevant Straddle Period. For purposes of clause (x) of the preceding sentence, any exemption, deduction, credit or other item that is calculated on an annual basis (including depreciation and amortization deductions) shall be allocated in accordance with clause (y) of the preceding sentence.

“Indemnified Party” means the party entitled to indemnification pursuant to ARTICLE IX.

“Indemnifying Party” means the party required to indemnify the other party pursuant to ARTICLE IX.

“Indemnity Claim” has the meaning set forth in Section 9.3(a).

“Initial Adjustment” has the meaning set forth in Section 2.8(b)

“Insurance Policies” has the meaning set forth in Section 4.21.

“Intellectual Property” means all rights arising anywhere in the world in or under: registered and unregistered trademarks and applications for registration of same, service marks, trade names, logos, slogans, trade dress, domain names and other indicators of source (and all goodwill associated with any of the foregoing); copyrights, copyright registrations and applications for copyright registration, including any copyrights arising in computer software or corollary database rights, and mask work rights; patents, patent applications (including all reissues, divisions, continuations, continuations in part and extensions thereof); inventions, invention disclosures, trade secrets, formulae, processes, methodologies, know-how and any other intellectual property or proprietary rights and any licenses related to any of the foregoing.

“Interim Balance Sheets” has the meaning set forth in Section 4.5(b).

“Interim Financials” has the meaning set forth in Section 4.5(b).

“JetPay Cell” means JetPay Cell Corporation, a U.S. Virgin Islands cell corporation

“Key Employees” means each of Trent Voigt, Todd Fuller, David Chester, Shiv Enjeti and Michael Gage.

“Key Employee Agreement” means each employment agreement with the Key Employees.

“Law” means any law, statute, directive, ordinance, regulation, rule, writ, judgment, order, decree or other regulation or legal requirement (including common law) of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 4.9(a).

“Leases” has the meaning set forth in Section 4.9(a).

“Legal Proceeding” means any judicial, administrative or arbitral action, complaint, suit, mediation, investigation, proceeding or claim (including counterclaim) by or before a Governmental Authority.

“Losses” means losses, claims, damages, injuries, lost opportunities, demands, settlements, judgments, awards, fines, fees (including reasonable attorneys’ fees), charges, liabilities, penalties and costs and expenses (including costs of investigation, remediation or other response actions) of any nature.

“Merger Consideration” means, collectively, the Cash Merger Consideration, the Common Stock Merger Consideration and the Contingency Stock Merger Consideration.

“Merger Sub” has the meaning set forth in the preamble.

“Merger” has the meaning set forth in the recitals.

“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.

“NASDAQ” means the NASDAQ Capital Market.

“Net Cash Amount” means, as of any date, the aggregate amount of Seller’s Cash and Cash Equivalents on hand or in bank accounts as of such date, minus the aggregate amount of outstanding and unpaid checks issued by Seller as of such date.

“Net Working Capital” means the amount (which may be a negative or positive number) of the difference between (a) all current assets of Seller (consisting of accounts receivable, inventory and prepaid expenses but not the Net Cash Amount), and (b) all current liabilities of Seller (including, without limitation, the current portion of capital lease liability, accounts payable and accrued expenses and the current portion of deferred revenue), in each case, determined on a consolidated basis in accordance with GAAP applied consistently with the principles applied in the preparation of the Interim Balance Sheets.

“Non-compete Party” has the meaning set forth in Section 6.12.

“Notice Period” has the meaning set forth in Section 9.3(b).

“Organic Dilution Event” has the meaning set forth in Section 2.12.

“Other Filings” has the meaning set forth in Section 6.8(a).

“Outside Date” has the meaning set forth in Section 8.1(b).

“Parent” has the meaning set forth in the preamble.

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Founders” means, collectively, Bipin C. Shah and Peter Davidson.

“Parent Indemnified Parties” has the meaning set forth in Section 9.2(a).

“Parent Preferred Stock” has the meaning set forth in Section 5.7(a).

“Parent SEC Documents” has the meaning set forth in Section 5.6(a).

“Parent Stockholder Approval” has the meaning set forth in Section 6.8(a).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 6.8(a).

“Parent’s Knowledge” means the actual knowledge of the individuals, after due inquiry, of the individuals set forth in Section 1.1(a) of the Disclosure Schedule.

“Parent’s Organizational Documents” means the restated certificate of incorporation and amended and restated by-laws of Parent, as may be amended from time to time.

“Parent Warrant” means any warrant issued by Parent prior to the date hereof entitling the holder thereof to purchase one share of Parent Common Stock for an exercise price of $6.90.

“Payoff Letters” has the meaning set forth in Section 6.15.

“Permits” means any franchise, approval, permit, authorization, license, order, registration, certificate, variance and other similar permit or rights obtained from any Governmental Authority necessary or advisable for the operations of the business of Seller and all pending applications therefor.

“Permitted Encumbrances” means (a) easements, rights-of-way, restrictions and other similar defects or imperfections of title, charges and encumbrances of record not in the aggregate detracting materially from the use or value of the assets subject thereto, and (b) Encumbrances for Taxes not yet due and payable.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a Governmental Authority.

“Press Release” has the meaning set forth in Section 6.9.

“Prior Period Returns” means Tax Returns required or permitted to be filed for taxable periods that end on or prior to the Closing Date.

“Prospectus” has the meaning set forth in Section 6.10.

“Proxy Statement” has the meaning set forth in Section 6.8(a).

“Purchased Equity” has the meaning set forth in the recitals.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Required Cash” means a Net Cash Amount equal to $1,000,000.

“Restricted Period” has the meaning set forth in Section 6.12.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Agreement Party” has the meaning set forth in the preamble.

“Seller Entities” means, collectively, Seller, JetPay ISO Services, LLC, a Texas limited liability company, and JetPay Merchant Services, LLC, a Texas limited liability company and each Subsidiary of such entities.

“Seller Fundamental Representations” has the meaning set forth in Section 9.1(a)(i).

“Seller Indemnified Parties” has the meaning set forth in Section 9.2(b).

“Seller’s Knowledge” means the actual knowledge, after due inquiry, of the individuals set forth in Section 1.1(b) of the Disclosure Schedule.

“Stock Achievement Notice” has the meaning set forth in Section 2.9.

“Stock Acquiror” has the meaning set forth in Section 4.25.

“Straddle Period” means any taxable period that includes, but does not end on, the Closing Date.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.

“Surviving Entity” has the meaning set forth in Section 2.1.

“Target Net Working Capital” means $1,500,000.

“Tax” means (a) any and all income taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings, or profits) and all gross receipts, estimated, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, or windfall profit taxes, environment, alternative, or add-on minimum taxes or other taxes, fees, assessments, or charges in the nature of taxes, together with any interest, penalty or additions to tax or additional amounts, whether disputed or not, in each case imposed by a Governmental Authority, whether computed on a separate, consolidated, unitary, combined or any other basis), or (b) any liability in respect of Taxes described in the immediately preceding clause (a) that is payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise. The definition of “Tax” includes any interest, penalties, additions to tax or additional amounts that relate to taxes for any period, or a portion of any period, ended on or before the Closing Date, regardless of whether such items are incurred, accrued, assessed or similarly charged on, before or after the Closing Date.

“Tax Return” means any return, report, information return or other document (including any related or supporting information), including any schedule or attachment thereto, including any amended Tax Return or declaration of estimated Tax, filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment, or collection of any Tax paid or payable or the administration of any laws, regulations, or administrative requirements relating to any such Tax.

“TBOC” has the meaning set forth in Section 2.2.

“Territory” shall mean the United States.

“Third Party Claim” has the meaning set forth in Section 9.3(b).

“Trading Day” means any day on which the Parent Common Stock is traded and/or quoted on NASDAQ or, if NASDAQ is not the principal trading market for the Parent Common Stock, then on the principal securities exchange or securities market on which the Parent Common Stock is then traded.

“Trading Price” means, on any particular Trading Day, (a) if the Parent Common Stock is listed on NASDAQ or listed or quoted on another principal trading market, the closing or last reported price of a share of Parent Common Stock for such Trading Day on such trading market (as reported by Bloomberg L.P. or a similar organization or agency succeeding to its functions of reporting prices), or (b) in the event no trading price is established for the Parent Common Stock for a Trading Day, the greater of (i) the last price established for the Parent Common Stock in the most recent preceding Trading Day in which such Parent Common Stock was traded or (ii) the last bid for the Parent Common Stock in the most recent preceding Trading Day in which such Parent Common Stock was traded (in each case, as reported by Bloomberg L.P. or a similar organization or agency succeeding to its functions of reporting prices).

“Transaction” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transaction Form 8-K” has the meaning set forth in Section 6.9.

“Transaction Expenses” means the aggregate amount of all expenses incurred on or before the Closing and payable by the Seller to third parties and incurred in connection with the preparation, execution and consummation of the transactions contemplated by this Agreement, including, but not limited to: (i) fees and disbursements of attorneys, accountants financial advisors and other advisors and service providers (including, without limitation, any broker, finder or similar fee due or payable to any Person), and (ii) any sale bonus, stay bonus, retention bonus, change in control bonus or similar bonus, in each case which becomes payable in connection with the consummation of the transactions contemplated by this Agreement.

“Transfer Taxes” means any real property transfer, transfer gains, documentary, sales, use, stamp, registration or similar Taxes, fees or charges (including any penalties and interest) which become payable in connection with the Merger pursuant to this Agreement.

“Transferred Employees” means the employees of Seller as of the Effective Time.

“Trust Account” has the meaning set forth in Section 6.10.

“Trust Account Claim” has the meaning set forth in Section 6.10.

“Unresolved Items” has the meaning set forth in Section 2.8(e)

“Voting Matters” has the meaning set forth in Section 6.8(a).

“Warrant Redemption” has the meaning set forth in Section 2.9(a).

“WLES Members” has the meaning set forth in the preamble.

“Year-End Balance Sheets” has the meaning set forth in Section 4.5(a).

“Year-End Financial Statements” has the meaning set forth in Section 5.5(a).

Section 1.2.          Interpretation.

(a)          References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.

(b)          A “month” or a “quarter” means a calendar month or quarter (as the case may be).

(c)          References to “$” or “dollars” refer to lawful currency of the United States.

(d)          Writing includes typewriting, printing, lithography, photography, email and other modes of representing or reproducing words in a legible and non-transitory form.

(e)          The terms “include” and “including” and words of similar import are to be construed as non-exclusive (so that, by way of example, “including” mean “including without limitation”).

(f)          Unless the context of this Agreement otherwise requires (i) words using a singular or plural number also include the plural or singular number, respectively, (ii) the terms “hereof,” “herein,” “hereby” and any derivative thereof or similar words refer to this entire Agreement, (iii) the masculine gender includes the feminine and neuter genders, (iv) any reference to a Law, an agreement or a document will be deemed also to refer to any amendment, supplement or replacement thereof, and (v) whenever this Agreement refers to a number of days, such number refers to calendar days unless such reference specifies Business Days.

(g)          Terms defined in this Agreement by reference to any other agreement, document or instrument have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

(h)          The term “foreign” means non-United States.

ARTICLE II

THE MERGER

Section 2.1.          The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub shall, pursuant to the provisions of the Delaware Limited Liability Company Act (as amended from time to time, the “DLLCA”) and the Texas Business Organizations Code (as amended from time to time, the “TBOC”), be merged with and into Seller and the separate corporate existence of Merger Sub shall thereupon cease in accordance with the provisions of the DLLCA and the TBOC. Seller shall be the surviving entity in the Merger and shall continue to exist as a wholly owned Subsidiary of Parent (the “Surviving Entity”). The Merger shall have the effects specified in the DLLCA and the TBOC.

Section 2.2.          Certificate of Merger. On the Closing Date, the parties hereto shall cause a certificate of merger substantially in the form attached hereto as Exhibit B (the “Certificate of Merger”) to be properly executed and filed in accordance with the relevant provisions of the DLLCA or the TBOC, and shall make or cause to be made all other filings or recordings required under the DLLCA or the TBOC. The Merger shall be effective at the time and on the date set forth in the Certificate of Merger filed with respect thereto in accordance with the DLLCA or the TBOC (the “Effective Time”).

Section 2.3.          Organizational Documents. Except to the extent amended pursuant to the applicable Certificate of Merger, the limited liability company agreement of Merger Sub as in effect immediately prior to the Effective Time shall be the limited liability company agreement of the Surviving Entity and shall continue in full force and effect until further amended in the manner prescribed by the provisions of the DLLCA or the TBOC.

Section 2.4.          Officers. The officers of Seller immediately prior to the Effective Time shall be the officers of the Surviving Entity and will hold office in accordance with the limited liability company agreement of the Surviving Entity until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in the manner provided in the limited liability company agreement of the Surviving Entity and otherwise in accordance with applicable Law.

Section 2.5.          Board of Directors. The board of directors of Merger Sub immediately prior to the Effective Time shall be the board of directors of the Surviving Entity and will hold office in accordance with the limited liability company agreement of the Surviving Entity until the earlier of its dissolution or until its successor is duly selected and qualified in the manner provided in the limited liability company agreement of the Surviving Entity and otherwise in accordance with applicable Law.

Section 2.6.          Effect of Merger on Membership Interests in Seller.

(a)          At the Effective Time, all of the membership interests of the Seller that were issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Seller or the Member, be cancelled and automatically deemed for all purposes to represent the right to receive the Merger Consideration, and the Member shall cease to have any other rights in and to Seller with respect thereto. From and after the Effective Time, any certificate representing interests in the Seller shall be deemed for all purposes to represent the right to receive the Merger Consideration, into which such membership interests represented thereby was exchanged in accordance with this Agreement without surrender or exchange of such certificate.

(b)          Withholding for Payment of Taxes. Parent or either Merger Sub or anyone acting on their behalf shall be entitled to deduct and withhold from the payment of any Merger Consideration or Contingency Merger Consideration otherwise payable pursuant to this Agreement to any Person such amounts as are required to be deducted and withheld with respect to the making of any such payment under any applicable Tax law, unless Parent, either Merger Sub or the Person acting on their behalf has received from the recipient of such payment satisfactory documentation establishing an exemption from such withholding Tax. To the extent that amounts are so withheld and paid to the proper Governmental Authority pursuant to any applicable Tax law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made.

Section 2.7.          Merger Consideration. On the Closing Date, as promptly as practicable after Effective Time, Parent shall cause the Closing Date Merger Consideration to be paid or issued to the Member in accordance with the terms and conditions of this Agreement.

Section 2.8.          Cash Merger Consideration Adjustment.

(a)          At the Closing, the Cash Merger Consideration shall be subject to adjustment based on the estimated Net Working Capital as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the “Estimated Closing Net Working Capital”) , the estimated Closing Cash as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the “Estimated Closing Cash”) and any Indebtedness of the Seller Entities that has not been paid as of the close of business on the Closing Date immediately prior to giving effect to the Closing (the “Estimated Closing Indebtedness”). A written statement (the “Estimated Closing Statement”) setting forth (i) a balance sheet of Seller as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets, and (ii) the Seller’s calculations of (x) the Estimated Closing Net Working Capital (y) the Estimated Closing Cash and (z) Estimated Closing Indebtedness, shall be provided by Seller to the Parent no later than the close of business of the fifth (5th) Business Day preceding the Closing Date. The Estimated Closing Statement, and all components thereof, shall be prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets. Parent shall be entitled to review, comment on and request reasonable changes to the Estimated Closing Statement and Seller shall provide Parent and its representatives with reasonable access following prior notice, to the books and records of Seller that relate to the Estimated Closing Statement prior to the Closing Date in connection with such review. Seller shall consider Parent’s proposed changes in good faith. If the parties are unable to reach agreement on any of the proposed changes, the Estimated Closing Statement (and the components thereof) as modified by Parent shall control solely for purposes of the payments to be made at Closing and shall not limit or otherwise affect Seller’s remedies under this agreement or otherwise constitute an acknowledgement by Seller of the accuracy of the estimate.

(b)          If the Estimated Closing Net Working Capital is less than the Target Net Working Capital (meaning a greater negative number than the Target Net Working Capital), the Cash Merger Consideration payable at the Closing shall be reduced by an amount equal to such deficiency. If the Estimated Closing Net Working Capital is greater than the Target Net Working Capital (meaning a smaller negative number than the Target Net Working Capital or a positive number), the Cash Merger Consideration payable at the Closing shall be increased by such excess. The adjustment made pursuant to the two immediately preceding sentences is referred to herein as the “Estimated Net Working Capital Adjustment.” The adjustment made to Cash Merger Consideration in this paragraph (b) and based on the Estimated Closing Cash and Estimated Closing Indebtedness is referred to herein as the “Initial Adjustment” and shall be subject to subsequent adjustment as provided in paragraphs (c), (d) and (e) below.

(c)          Within 90 days after the Closing Date, the Surviving Entity shall prepare or cause to be prepared, at its own expense, and deliver to the Member together with all work papers and back-up materials relating thereto, a written statement setting forth (i) a balance sheet of Seller as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets, and (ii) the Surviving Entity’s final calculations of (x) the Estimated Closing Net Working Capital (y) the Estimated Closing Cash and (z) the Estimated Closing Indebtedness (together with the balance sheet referred to in clause (i) above and the statement in clause (ii) above, the “Final Closing Statement”).

(d)          During the 30-day period immediately following the Member’s receipt of the Final Closing Statement, the Member will be permitted to review, during normal business hours and upon reasonable notice, the Surviving Entity’s books and records and the working papers related to the preparation of the Final Closing Statement. The Final Closing Statement (including the determinations included therein) will become final, binding and conclusive upon the Surviving Entity and the Member (a) on the 30th day following the Member’s receipt thereof, unless the Surviving Entity receives from the Seller prior to such 30th day written notice of the Member’s disagreement (a “Dispute Notice”) with any account or determination set forth in the Final Closing Statement or (b) on such earlier date as the Member notifies the Surviving Entity that it does not dispute the Final Closing Statement. Any Dispute Notice will specify in reasonable detail the nature and dollar amount of any disagreement so asserted (collectively, the “Disputed Items”). The Dispute Notice shall be limited to disputes or objections based on mathematical errors or based on the final calculations contained in the Estimated Closing Net Working Capital, the Estimated Closing Cash and the Estimated Closing Indebtedness not being calculated in accordance with the definitions thereof. If the Member timely delivers a Dispute Notice, then the determination of the Cash Merger Consideration (in accordance with the resolution described in clause (x) or (y) below, as applicable) will become final, binding and conclusive upon the Surviving Entity and the Member on the first to occur of (x) the date on which the Surviving Entity and the Member resolve in writing all differences they have with respect to the Disputed Items or (y) the date on which all of the Disputed Items that are not resolved by the Surviving Entity and the Member in writing are finally resolved in writing by the Accounting Firm in accordance with Section 2.8(e). The Member shall be deemed to have agreed with all amounts and items contained in the Final Closing Statement to the extent such amounts and items are not raised in the Dispute Notice.

(e)          During the 30 days following delivery of a Dispute Notice, the Surviving Entity and the Member will seek in good faith to resolve in writing any differences that they have with respect to all of the Disputed Items. Any Disputed Item resolved in writing by the Surviving Entity and the Member will be deemed final, binding and conclusive on Parent and the Member. If the Surviving Entity and the Member do not reach agreement on all of the Disputed Items during such 30-day period (or such longer period as they shall mutually agree), then at the end of such 30-day (or longer) period the Surviving Entity and the Seller will submit all unresolved Disputed Items (collectively, the “Unresolved Items”) to Accounting Firm to review and resolve such matters. The parties shall instruct the Accounting Firm (i) not to assign a value to any item in dispute greater than the greatest value or lower than the lowest value assigned by the Surviving Entity or the Member, and (ii) to make a final determination (the “Final Determination”) not later than 30 calendar days following submission of the Unresolved Items to the Independent Accounting Firm. The Final Determination will be final, binding and conclusive on the Surviving Entity and the Member, effective as of the date the Accounting Firm’s written determination is received by the Surviving Entity and the Member. Each party will bear its own legal, accounting and other fees and expenses of participating in such dispute resolution procedure. The fees and expenses of the Accounting Firm shall be paid jointly, one-half by the Member and one-half by the Surviving Entity.

(f)          Upon the determination, in accordance with Sections 2.8(c), (d) and (e) above, of the Final Closing Statement and any Final Determination made, the Cash Merger Consideration shall be recalculated using the amounts so determined pursuant to Sections 2.8(c) and 2.8(d) above in lieu of the amounts used in the Initial Adjustment. The adjustment, if any, made pursuant to this paragraph (f) is referred to herein as the “Final Adjustment.” If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is greater than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then Parent shall pay or cause to be paid the amount of such excess to the Member. If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is less than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then the Member shall pay the amount of such deficiency to Parent. Any payment under this paragraph (f) shall be made in cash or same day funds within three (3) Business Days after the determination of the Final Adjustment pursuant to this paragraph (f).

Section 2.9.          Contingency Merger Consideration. In addition to the Closing Date Merger Consideration payable pursuant to Section 2.7 above, the Member shall be entitled to receive:

(a)          $5,000,000 in cash (the “Contingency Cash Merger Consideration”), if on or prior to the fifth anniversary of the Closing Date (the “Forfeiture Date”), Parent consummates a redemption of the warrants issued in connection with Parent’s initial public offering (the “Warrant Redemption”); and

(b)          Subject to Section 2.10 below, 833,333 shares of Parent Common Stock (the “Contingency Stock Merger Consideration” and together with the Contingency Cash Merger Consideration, the “Contingency Merger Consideration”) if on or prior to the Forfeiture Date the Trading Price of Parent Common Stock is $8.00 or more per share for sixty (60) consecutive Trading Days;

provided, that on the Forfeiture Date, to the extent that the Member has not become entitled to any portion of the Contingency Stock Merger Consideration pursuant to this Agreement, the shares of Parent Common Stock representing such portion of the Contingency Stock Merger Consideration shall be forfeited and cancelled by Parent; provided further, that if at any time prior to the Forfeiture Date Parent enters into a binding agreement that would result in a Change of Control of Parent if the transactions contemplated thereby were consummated, the Contingency Merger Consideration shall become payable upon the consummation of such Change of Control transaction and the Member shall be entitled to receive the Contingency Merger Consideration. The Contingency Cash Merger Consideration earned and payable shall be paid within two (2) Business Days to the Member. In the event that Parent takes any action prior to the Forfeiture Date such as a stock split, reverse stock split or other action with respect to its outstanding shares of Parent Common Stock, then the target Trading Price set forth in Section 2.9(b) above shall be proportionately adjusted based upon the action taken.

Section 2.10.         Stock Target Achievement. In the event the Trading Price target set forth in Section 2.9(b) above shall have been achieved, the Member shall promptly notify Parent of such achievement (the “Stock Achievement Notice”). Parent shall have ten (10) Business Days following its receipt of such notice to accept or dispute its accuracy. Unless Parent delivers a written objection to the Member on or prior to the expiration of such ten (10) Business Day period, the applicable Trading Price target set forth in such Stock Achievement Notice shall be deemed to have been achieved and will become final and binding on the parties. If Parent does object, the written objection must specify the price and/ or dates with which it takes issue. If Parent objects in accordance with the previous sentence to the Stock Achievement Notice delivered in accordance with this Section 2.10, Parent and the Member shall, during the 30-day period following such objection, negotiate in good faith to reach an agreement. If, upon completion of such 30-day period, Parent and the Member are unable to reach agreement, they shall promptly thereafter cause the Accounting Firm to review this Agreement and the disputed price and/or dates for the purpose of determining whether such Trading Price target was achieved; provided, that the Accounting Firm may consider only those items as to which Parent and the Member have disagreed; provided, further that the Accounting Firm shall act as an expert and not as an arbitrator. Parent and the Member shall require the Accounting Firm to deliver to them, as promptly as practicable, its determination. Such determination will be final and binding upon the parties hereto. The fees and expenses charged by the Accounting Firm in its determination of whether such Trading Price target was achieved shall be borne by the party who was unsuccessful in such determination.

Section 2.11.         Escrow. At the Closing, Parent shall deposit or shall cause to be deposited $10,000,000 in cash (the “Cash Escrow Merger Consideration”) and 1,666,667 shares of Parent Common Stock (the “Common Stock Escrow Merger Consideration” and together with the Cash Escrow Merger Consideration, the “Escrow Consideration”) minus any amounts actually recovered and remitted to the Seller with respect to the DirectAir unresolved claims prior to the Closing Date, in an account with the Escrow Agent (the “Escrow Fund”), which shall be available to the Parent Indemnified Parties as partial security for Seller’s and Member’s obligations under the Agreement. The Escrow Fund shall be managed and paid out by the Escrow Agent in accordance with the terms of this Agreement and the Escrow Agreement between Parent, Member and the Escrow Agent, substantially in the form of Exhibit C attached hereto, (the “Escrow Agreement”).

Section 2.12.         Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to vest the Surviving Entity with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Seller or Merger Sub, the officers and board of directors of the Surviving Entity will be fully authorized in the name of Seller or Merger Sub, as the case may be, to take and shall take any and all such lawful and necessary action.

ARTICLE III

CLOSING

Section 3.1.          Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104, at 10:00 A.M. on the second Business Day following the satisfaction or waiver of the conditions set forth in ARTICLE VII (other than those conditions that by their terms cannot be satisfied until the Closing, but subject to the satisfaction or waiver thereof), or on such other date and time and at such other place as Parent and Seller shall mutually agree. The date of the Closing is herein called the “Closing Date.” For financial accounting and Tax purposes, to the extent permitted by Law, the Closing shall be deemed to have become effective as of 11:59 P.M on the Closing Date.

Section 3.2.          Deliveries and Proceedings at Closing. Subject to the terms and conditions of this Agreement, at the Closing:

(a)          the Seller Agreement Parties, as applicable, shall deliver or cause to be delivered to Parent and Merger Sub:

(i)          certificates representing (or similar evidence of ownership of) the membership units (or other ownership interests) of Seller owned by the Member, if any, duly endorsed in blank or accompanied by powers duly executed in blank, or a written certification from the Member stating that no such certificates exist and accompanied by membership interest transfer certificates duly executed in blank;

(ii)         the certificates and other documents required to be delivered pursuant to Section 7.2;

(iii)        a receipt for the payment and issuance of the Closing Date Merger Consideration duly executed by the Member; and

(iv)        the Member’s duly executed counterpart to the Escrow Agreement.

(b)          Parent and the Merger Sub shall deliver or cause to be delivered the following:

(i)          certificates representing the Common Stock Merger Consideration to the Member;

(ii)         the certificates and other documents required to be delivered pursuant to Section 7.3; and

(iii)        Parent’s duly executed counterparts to the Escrow Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE Seller Agreement PARTIES

Seller and the Member hereby jointly and severally represent and warrant to Parent and Merger Sub as of the date of this Agreement and as of the Closing Date as follows:

Section 4.1.          Organization and Qualification; Subsidiaries. Each Seller Entity is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and has all requisite entity power and authority to carry on its business as it now is being conducted. Each Seller Entity is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions listed in Section 4.1 of the Disclosure Schedule, which are the only jurisdictions where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Business Material Adverse Effect. Except as set forth in Section 4.1 of the Disclosure Schedule, all of the outstanding capital stock and other equity interests of each Subsidiary of Seller are owned directly or indirectly by Seller, free and clear of all Encumbrances. True and complete copies of the certificate of incorporation, bylaws or other organizational documents of each Seller Entity, as amended to date have been previously delivered to Parent and Merger Sub.

Section 4.2.          Authorization. The execution, delivery and performance by each Seller Agreement Party of this Agreement and the Ancillary Agreements to which each Seller Agreement Party is a party and the consummation by each Seller Agreement Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Seller Agreement Party, as the case may be. This Agreement has been, and each Ancillary Agreement to which any Seller Agreement Party is a party will be, duly and validly executed and delivered by each Seller Agreement Party that is a party thereto. Assuming due authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes, and each Ancillary Agreement will when executed and delivered constitute, the valid and binding obligation of each Seller Agreement Party that is party thereto, enforceable against such Seller Agreement Party in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.3.          No Conflict. Except as set forth in Section 4.3 of the Disclosure Schedule, the execution, delivery and performance by each Seller Agreement Party of this Agreement and any Ancillary Agreement to which such Seller Agreement Party is a party, and the consummation by each Seller Agreement Party of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or the lapse of time, or both, (x) violate any provision of Law to which such Seller Agreement Party is subject, (y) violate any provision of the certificate of incorporation, bylaws or other organizational documents of such Seller Agreement Party, or (z) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, or result in or permit the termination or amendment of any provision of or require the consent of any third party under, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any asset of any Seller Agreement Party pursuant to, or give to others any interests or rights therein under, any Contract to which any Seller Agreement Party is a party or by which any Seller Agreement Party or Seller Subsidiary may be bound or affected except, in the case of clauses (x) and (z), for any such violations, breaches or defaults, or for any such consents the failure of which to be obtained that, individually or in the aggregate, would not reasonably be expected to have a Business Material Adverse Effect.

Section 4.4.          Capitalization.

(a)          Section 4.4(a) of the Disclosure Schedule lists for each Seller Entity, the amount of its authorized membership interests, the amount of its outstanding membership interests and the owners of such outstanding membership interests (such outstanding membership interests collectively, the “Existing Seller Units”). All of the Existing Seller Units are duly authorized, validly issued, fully paid, and non-assessable, was not issued in violation of the terms of its organizational documents, any agreement or other understanding binding upon the Company, and was issued in compliance with all Law. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of any Seller Entity, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating any Seller Entity to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the Existing Seller Units of any Seller Entity. Except as set forth in Section 4.4 of the Disclosure Schedule, there are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between any Seller Entity on the one hand and any Person on the other hand with respect to the Existing Seller Units of Seller. Other than another Seller Entity as listed in Section 4.4(a) of the Disclosure Schedule, none of the Seller Entities owns, directly or indirectly, any stock of or any other equity interest in any other Person.

(b)          The Member has good and valid title to all of the outstanding equity interests in Seller, free and clear of all Encumbrances. No other person owns any units of any Seller Entity or any subscriptions, warrants, options, or rights to purchase any such units or shares of capital stock or any securities convertible into or exchangeable for such units or shares of capital stock.

Section 4.5.          Financial Statements.

(a)          Section 4.5 of the Disclosure Schedule sets forth (i) the audited consolidated balance sheets of each Seller Entity as of December 31, 2011 (the “Balance Sheets”), 2010 and 2009 (collectively, the “Year-End Balance Sheets”), and (ii) the related audited consolidated statements of income, stockholders’ equity (deficit) and cash flows of each Seller Entity for the fiscal years ended December 31, 2011, 2010 and 2009 (the “Annual Statements of Operations” and, together with the Year-End Balance Sheets, the “Year-End Financial Statements”).

(b)          Section 4.5 of the Disclosure Schedule sets forth (i) the unaudited consolidated balance sheet of each Seller Entity as of March 31, 2012 (the “Interim Balance Sheets”), and (ii) the related unaudited consolidated statements of income, stockholders’ equity (deficit) and cash flows of each Seller Entity for the three month period ended March, 2012 (collectively, the “Interim Financials” and, together with the Year-End Balance Sheets and the Annual Statements of Operations, the “Financial Information”).

(c)          The Financial Information has been derived from the books and records of the Seller Entities. The Year-End Financial Statements have been prepared in accordance with GAAP, each of the balance sheets in the Financial Information fairly presents in all material respects the consolidated financial condition of Seller as of its respective date, and each statement of income in the Financial Information fairly presents in all material respects the results of operations of Seller for the period covered thereby. The Interim Financials have been prepared in accordance with GAAP except for the absence of footnotes and year-end adjustments, that if presented, would not differ materially from the Year-End Financial Statements.

(d)          The statutory books, records and accounts of each Seller Entity have been maintained in accordance with all applicable Laws. The statutory books, records and accounts of Seller are in the possession (or under the control) of each Seller Entity.

(e)          There exist no liabilities or obligations of any Seller Entity that are required by GAAP to be disclosed, reflected or reserved against in the Financial Statements except (i) as disclosed, reflected or reserved against in the Balance Sheets, (ii) for items specifically disclosed on Section 4.5(e) of the Disclosure Schedule, (iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2011 (the “Balance Sheet Date”), and (iv) for liabilities that would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

(f)          Seller maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) all assets, liabilities and transactions are accurately and timely recorded in all material respects and as necessary to permit preparation of audited financial statements and to maintain accountability for the consolidated assets and (ii) transactions are executed and access to records is permitted only in accordance with management’s authorization.

Section 4.6.          Absence of Certain Changes or Events. Except as set forth in Section 4.5(e) of the Disclosure Schedule, since the Balance Sheet Date, each Seller Entity has in all material respects conducted the Business in the ordinary course of business consistent with past practice and there has been no Business Material Adverse Effect, nor has any event or circumstance or series of related events or circumstances, occurred that would, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect. Without limiting the foregoing, except as set forth in Section 4.5(e) of the Disclosure Schedule, since the Balance Sheet Date, there has not occurred any action, event, development, occurrence or failure to act that, if it had occurred after the date hereof, would have required the consent of Parent pursuant to Section 6.2.

Section 4.7.          Title.

(a)          Each Seller Entity has good and marketable title to, or otherwise has the right to use pursuant to a valid and enforceable lease, license or similar contractual arrangement, all of its assets and properties (including those reflected on the Interim Balance Sheets, but excluding any such assets and properties sold, consumed, or otherwise disposed of in the ordinary course of business since the Balance Sheet Date) free and clear of all Encumbrances, except for Permitted Encumbrances (collectively, the “Assets”). All properties and assets owned or leased by any Seller Entity are in the possession of or under the control of such Seller Entity. The Assets are adequate for the purposes for which they are presently used in the conduct of the Business. Except (i) as set forth on Schedule 3.8, the Assets will constitute on the Closing Date substantially all of the assets and rights (including employees) necessary to conduct the Business in substantially the same manner as the Business is presently conducted and proposed to be conducted. Except as set forth on Schedule 3.8, all of the Assets owned or leased by the Seller Entities, including without limitation those that are reflected on the Balance Sheets, which are necessary for the operation of the Business as currently conducted and as proposed to be conducted, are in good operating condition and repair (except for ordinary wear and tear and routine maintenance in the ordinary course of business), and usable in a manner consistent with their respective current use, and comply with applicable laws. To Seller’s Knowledge, there are no facts or conditions affecting any material Assets that would reasonably be expected, individually or in the aggregate, to interfere with the use, occupancy or operation of such Assets.

Section 4.8.          Owned Real Property. No Seller Entity owns, or has owned at any time prior hereto, a freehold estate in any real property.

Section 4.9.          Leases.

(a)          Section 4.9(a) of the Disclosure Schedule sets forth a true, correct and complete list of all leases, subleases, licenses or other agreements (the “Leases”) for the use and occupancy of real property to which any Seller Entity is a party (the “Leased Real Property”). True, correct and complete copies of all Leases and all amendments, modifications and supplemental agreements thereto have previously been delivered to Parent. The term and rentals of each Lease are accurately set forth therein. The Leases are in full force and effect, and are binding and enforceable against each Seller Entity and, to the knowledge of the Seller, each of the parties thereto, in accordance with their respective terms and, except as set forth on Section 4.9(a) of the Disclosure Schedule, have not been modified or amended. The Seller Entities have accepted possession of the Leased Real Property demised pursuant to the Leases and are in actual possession thereof and have not sublet, assigned, encumbered or hypothecated their leasehold interest or granted any right of occupancy, possession or enjoyment of any of the Leased Real Property to any other Person. No Seller Entity is obligated to pay any leasing or brokerage commission relating to any Lease that has not already been paid and none will have any obligation to pay any leasing or brokerage commission upon the renewal of any Lease. No construction, alteration or other leasehold improvement work required by any of the Leases remains to be paid for or to be performed by any Seller Entity. No Seller Entity has any obligation to provide any deposits, letters of credit or other credit enhancements to retain its rights under any Lease (except as otherwise provided in such Lease) or otherwise operate its business at the applicable Leased Real Property.

(b)          Each Seller Entity enjoys peaceful and undisturbed possession of the Leased Real Property sufficient for current use and operations. To Seller’s Knowledge, (i) there are no material eminent domain, condemnation or other similar proceedings pending or threatened against any Seller Entity or otherwise affecting any portion of the Leased Real Property, and, no Seller Entity has received any notice of the same, (ii) the current use of the Leased Real Property in the conduct of the Business does not violate any instrument of record or agreement affecting the Leased Real Property, and there is no violation of any covenant, condition, restriction, easement or order of any Governmental Authority having jurisdiction over the Leased Real Property, or the use or occupancy thereof, except for such violations as would not materially interfere with the continued use and operations of the Leased Real Property to which they relate or materially adversely affect the value thereof for its current use, (iii) the Leased Real Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use and similar applicable laws, rules and regulations affecting the Leased Real Property, and no Seller Entity has received any notice of any material violation or claimed material violation by any of them of any such laws, rules and regulations with respect to the Leased Real Property which have not been resolved, (iv) there are no proposed special assessments, or proposed material changes in property tax or land use or other Laws affecting the Leased Real Property, (v) there is no pending or threatened litigation, investigation or other proceeding that would interfere with the use or quiet enjoyment of the Leased Real Property by a Seller Entity prior to or after the Closing, (vi) all Permits required in connection with the operation of the Leased Real Property and all improvements thereon and the conduct of the Business thereon have been duly obtained, are in full force and effect and no proceedings are pending or threatened which could lead to a revocation or other impairment of any thereof, (vii) the water, gas, electricity and other utilities serving the Leased Real Property are adequate to service the normal operations of the applicable Seller Entity at the Leased Real Property, and (viii) the building and other improvements at the Leased Real Property are structurally sound and the systems located therein are in good working order and condition in all material respects.

Section 4.10.         Working Capital Assets. All of the outstanding accounts and notes receivable of any Seller Entity have arisen in the ordinary course of business in connection with bona-fide business transactions. The amounts of accounts and notes receivable reflected in the Financial Information have been recorded in accordance with GAAP consistently applied.

Section 4.11.         Intellectual Property.

(a)          Section 4.11(a) of the Disclosure Schedule lists all issued patents, registered trademarks, registered copyrights, mask work registrations, registered domain names and all applications for the registration or issuance of any of the foregoing owned by a Seller Entity (collectively, the “Business Registered Intellectual Property”), indicating as to each item as applicable: (i) the owner; (ii) the jurisdictions in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the dates of application, issuance or registration of the item.

(b)          Each item of the Business Registered Intellectual Property is (i) subsisting in good standing, and not the subject of any pending or threatened proceeding before any Governmental Authority challenging its extent, validity, enforceability or the respective Seller Entity’s ownership thereof, and (ii) to Seller’s Knowledge, valid and enforceable. Each Seller Entity has taken or will take prior to the Closing Date, or has caused or will cause its Affiliates to take prior to the Closing, steps reasonably necessary to cause all necessary registration, maintenance and renewal fees due for payment no later than the Closing Date in connection with such Business Registered Intellectual Property to be paid in a timely manner. All registration, maintenance and renewal documents, declarations, affidavits and other filings due no later than the Closing Date and necessary to maintain such Business Registered Intellectual Property against cancellation or abandonment have been or will be filed, paid or taken in a timely manner with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.

(c)          Section 4.11(c) of the Disclosure Schedule lists all material written licenses, sublicenses, consents and other agreements:

(i)          by which a Seller Entity is authorized to use Intellectual Property that is used by a Seller Entity in its business; and

(ii)         by which any Seller Entity authorizes a third party to use any Intellectual Property owned by such Seller Entity.

Except as set forth in Section 4.11(c) of the Disclosure Schedule, Seller has delivered or made available to Parent copies of all of the licenses, sublicenses, consents and other agreements described in the preceding clauses (i) and (ii) that are true, correct and complete in all material respects, together with all material amendments thereto.

(d)          Each employee and third party contractor, subcontractor, consultant and agent engaged by a Seller Entity in the development of any Intellectual Property used in the Business (including, for the avoidance of doubt, any computer software developed for use in the Business) has executed and delivered to the applicable Seller Entity valid and enforceable assignments of Intellectual Property rights sufficient to vest irrevocably in such Seller Entity all right, title and interest in, including all Intellectual Property rights arising under, any such development.

(e)          The Seller Entities have taken commercially reasonable steps to protect the material confidential information and trade secrets of the Business.

(f)          Each Seller Entity owns all right, title and interest in and to, or has a valid and enforceable license, sublicense, or right to use, all of the Intellectual Property used in the Business, free and clear of all Encumbrances.

(g)          Except as set forth in Section 4.11(g) of the Disclosure Schedule, no computer software owned, purported to be owned, or developed for use in the Business includes, comprises or was developed using any software subject to open source, “copyleft” or similar licensing terms, including the GNU General Public License, where such use or incorporation would (i) dedicate to the public domain such software, (ii) otherwise require the free licensure of such software or public disclosure of the source code of such software to other Persons, or (iii) prevent a Seller Entity from claiming ownership of or otherwise enforcing Intellectual Property rights in such software.

(h)          No Seller Entity has any pending, unresolved notice, claim, demand or other assertion from any other Person, including for the avoidance of doubt, any cease and desist letter or offer of license, (i) alleging any infringement, dilution or misappropriation by a Seller Entity of any other Person’s Intellectual Property, (ii) challenging or questioning the right of a Seller Entity to use any of the Intellectual Property used in connection with the operation and conduct of the Business or (iii) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by a Seller Entity. Except as set forth in Section 4.11(h) of the Disclosure Schedule, (i) the operation of the Business as currently conducted does not infringe upon, violate or constitute misappropriation of the Intellectual Property of any other Person, and (ii) to Seller’s Knowledge, the Intellectual Property owned or licensed by the Seller Entities or used in the operation of the Business has not been infringed, diluted or misappropriated by any other Person. Except as set forth in Section 4.11(h) of the Disclosure Schedule, no Seller Entity is a party to, and no Intellectual Property owned by a Seller Entity is the subject of, any pending, or to Seller’s Knowledge, threatened proceedings or actions before any Governmental Authority (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) which involves a claim of infringement, unauthorized use, or violation of any Intellectual Property of any third party or a challenge by a third party to the ownership, use, validity or enforceability of any of any such Intellectual Property. Except as set forth in Section 4.11(h) of the Disclosure Schedule, there are no unsatisfied judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator) against any Seller Entity with respect to Intellectual Property owned by or licensed to any Seller Entity, and no Seller Entity is in breach or violation of any such orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator).

Section 4.12.         Contracts. Section 4.12 of the Disclosure Schedule sets forth a complete and accurate list of all of the following Contracts to which any Seller Entity is a party or by which it is bound:

(a)          Contracts for the sale of any of the assets of any Seller Entity other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any of such assets other than in the ordinary course of business;

(b)          Contracts for joint ventures, partnerships or sharing of profits or proprietary information;

(c)          Contracts containing covenants not to compete in any line of business or with any Person in any geographical area or not to solicit or hire any Person with respect to employment or covenants of any other Person not to compete with the Seller in any line of business or in any geographical area or not to solicit or hire any Person with respect to employment except, with respect to covenants not to solicit or hire, for any such Contracts in the ordinary course with customers and suppliers;

(d)          Contracts relating to the acquisition (by merger, purchase of stock or assets or otherwise) of any operating business or material assets or the capital stock of any other Person;

(e)          Contracts evidencing Indebtedness (whether incurred, assumed, guaranteed or secured by any Asset);

(f)          any Contract under which any Seller Entity is required to provide continuing indemnification or a guarantee of obligations of any Person in excess of $5,000;

(g)         any Contract under which any Seller Entity has advanced or loaned any amount to any of its managers, directors or executive officers;

(h)         any Contract between any Seller Entity, on the one hand, and any of their respective managers, directors or executive officers, on the other hand, other than the Employment Contracts;

(i)          Contracts required to be listed in Section 4.11(c) of the Disclosure Schedule;

(j)          collective bargaining Contracts;

(k)         Contracts with customers or suppliers of any Seller Entity that involve payments in excess of $10,000 per year;

(l)          Any Contract with a Governmental Authority;

(m)        any Contract under which any Seller Entity is obligated to make any capital commitment or expenditure in excess of $5,000;

(n)         Contracts for the storage, treatment, disposal, recycling, investigation, removal or remediation of Hazardous Substances;

(o)         Contracts providing for indemnification of any officer or director of a Seller Entity, other than any existing directors’ and officers’ insurance policy and as provided in organizational documents of such Seller Entity, as currently in effect; and

(p)         other Contracts (other than those listed in clauses (a) through (n) of this Section 4.12 and other than the Employment Contracts) (A) with a term longer than 90 days from the date hereof that involve payments by any Seller Entity in excess of $10,000 per year; or (B) with a term of less than one (1) year from the date hereof that involve payments by any Seller Entity in excess of $10,000, that are not terminable without liability, premium or penalty on less than 30 days’ notice.

Except as set forth in Section 4.12 of the Disclosure Schedule, and assuming due authorization, execution and delivery by the other parties thereto, each Contract listed in Section 4.12 of the Disclosure Schedule, each Employment Contract and each Lease listed in Section 4.9(a) of the Disclosure Schedule is valid and is binding on each Seller Entity party thereto and, to Seller’s Knowledge, each other party thereto and is in full force and effect. Except as set forth in Section 4.12 of the Disclosure Schedule, no Seller Entity, nor, to Seller’s Knowledge, any other party thereto is in default or breach in any material respect under the terms of, nor has any Seller Entity received any notice of any material default or breach under, any such Contract or Lease, and no event or circumstance has occurred that, with the passage of time or the giving of notice or both, would constitute a material default thereunder or would permit material modification, acceleration, or termination of any such Contract or Lease or the loss of any material benefit thereunder. Seller has delivered or made available to Parent true, correct and complete copies of all Contracts listed in Section 4.12 of the Disclosure Schedule and of all Employment Contracts, together with all amendments thereto.

Section 4.13.         Litigation. Except as set forth in Section 4.13 of the Disclosure Schedule, there is no Legal Proceeding pending or, to Seller’s Knowledge, threatened, against a Seller Entity or any of its assets (or, to Seller’s Knowledge, against any of the officers or directors of any Seller Entity related to their business duties, which interfere with their business duties, or as to which any Seller Entity has any indemnification obligations) at law, in equity or otherwise, in, before, or by, any Governmental Authority. Except as set forth in Section 4.13 of the Disclosure Schedule, there are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against a Seller Entity or any of its assets, or with respect to the Business.

Section 4.14.         Compliance with Laws. Since January 1, 2008, each Seller Entity has been in compliance in all material respects with all applicable Laws. Except as set forth in Section 4.14 of the Disclosure Schedule, since January 1, 2008, no Seller Entity has received any written notice of any violation of applicable Law. Except as set forth in Section 4.14 of the Disclosure Schedule, each Seller Entity has all Permits required to conduct its respective Business. Each Permit is in full force and effect and each Seller Entity is in compliance with each such Permit in all material respects.

Section 4.15.         Environmental Matters.

(a)          Except as set forth in Section 4.15 of the Disclosure Schedule:

(i)          Each Seller Entity is and has been in compliance in all material respects with all Environmental Laws, which compliance includes obtaining, maintaining in good standing, applying for timely renewal of and complying in all material respects with all Permits required by applicable Environmental Laws (“Environmental Permits”);

(ii)         No Seller Entity has received any, and to Seller’s Knowledge there are no unresolved written or otherwise unambiguous, notices, citations, summonses, orders, complaints, penalties, claims, investigations, requests for information, demands or reviews by any Governmental Authority or any other Person in connection with the Business (x) with respect to any material violation or alleged violation of or material liability under any applicable Environmental Law, (y) with respect to any alleged failure to have or comply with any material Environmental Permit or (z) with respect to the exposure to, presence, Release, treatment, storage, disposal, transportation, or the making of arrangements for the treatment, storage, disposal or transportation, of any Hazardous Substance, in each case that would reasonably be expected to give rise to any material liability of any Seller Entity under any Environmental Laws and, to Seller’s Knowledge, no such notice, citation, summons, order, complaint, penalty, claim, investigation, request for information, demand or review against or involving any Seller Entity or the Business has been threatened by any Governmental Authority or other Person;

(iii)        no Releases of Hazardous Substances by any Seller Entity or, to Seller’s Knowledge, by any other Person, have occurred at or from any Leased Real Property or any property formerly owned, operated or leased by Seller (while owned, operated or leased by any Seller Entity), in each case that would individually or in the aggregate reasonably be expected to result in any material liability of any Seller Entity;

(iv)         to Seller’s Knowledge, none of the Seller Entities has expressly assumed or undertaken, or expressly agreed to assume or undertake, responsibility for any known, unknown or contingent liability or obligation (including any obligation for investigation, remediation or other response action) of any other Person relating to or arising out of any actual or alleged (A) violation of Environmental Law, or (B) exposure to or presence or Release of any Hazardous Substance;

(v)          the Seller Entities have delivered or made available to Parent complete and correct copies of all studies, reports, surveys, assessments, audits, correspondence, investigations, analyses, tests, and other documents (whether in hard copy or electronic form) in the possession, custody or control of any Seller Entity regarding the presence or alleged presence of, or exposure to, Hazardous Substances or regarding compliance with applicable Environmental Law, that are material to a reasonable understanding of the past, current and future liabilities of Seller; and

(vi)         to Seller’s Knowledge, no facts, events, circumstances or conditions exist, or existed, with respect to any Seller Entity, the Business, any Leased Real Property or any real property formerly owned, operated or leased by any Seller Entity or in connection with the Business that would reasonably be expected to result (with or without notice or lapse of time or both) in any Seller Entity incurring a material liability pursuant to Environmental Law or in connection with any Hazardous Substance.

(b)          The parties acknowledge and agree that the Seller Entities make no representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances except as set forth in this Section 4.15, Section 4.3, Section 4.5, Section 4.12, Section 4.13 and Section 4.18 and notwithstanding anything to the contrary contained in this Agreement, no other section of this Agreement will be deemed to constitute a representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances.

Section 4.16.         Employee Benefit Matters.

(a)          Section 4.16(a) of the Disclosure Schedule sets forth a list of each Benefit Plan. Any Benefit Plan that is maintained, contributed to, or required to be contributed to, by the Seller or any ERISA Affiliate pursuant to the terms of an agreement with a professional employer organization, including any such Benefit Plan for which the Seller or any ERISA Affiliate have any liability, shall be specifically identified as such in Section 4.16(a) of the Disclosure Schedule. None of the Benefit Plans are maintained, contributed to or required to be contributed to outside the United States.

(b)          As applicable with respect to the Benefit Plans, Seller has delivered to Parent, true and complete copies of (i) each Benefit Plan, including all amendments thereto (and in the case of an unwritten Benefit Plan, a written description thereof), (ii) the current summary plan description and each summary of material modifications thereto, (iii) the most recent Internal Revenue Service determination letter, (iv) the three most recently filed annual reports (Form 5500 and all schedules thereto), (v) the three most recent summary annual reports, financial statements and trustee reports, and (vi) all records, notices and filings made, or received, by the Seller Entities or any ERISA Affiliate during the last three years concerning IRS or DOL audits or investigations and “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)          Each Seller Entity and each ERISA Affiliate is in compliance in all material respects with the provisions of ERISA, the Code and other Laws applicable to the Benefit Plans. Each Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA and the Code. Each Benefit Plan, which is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, and which is intended to meet the qualification requirements of Section 401(a) of the Code has received a determination letter from the IRS to the effect that such plan is qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and each such Benefit Plan is so qualified and exempt from federal income taxes.

(d)          Each Seller Entity and each ERISA Affiliate has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to each Benefit Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code. Each Benefit Plan is in material compliance with the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act (collectively, the “Healthcare Reform Law”), to the extent applicable. With respect to any Benefit Plan, no Seller Entity or any ERISA Affiliate has sought reimbursement under the retiree reinsurance program provided for in the Healthcare Reform Law.

(e)          All payments under the Benefit Plans, except those to be made from a trust qualified under Section 401(a) of the Code, for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected in the Financial Information.

(f)          No Seller Entity, nor any ERISA Affiliate, or, to Seller’s Knowledge, any fiduciary, trustee or administrator of any Benefit Plan, has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in, any transaction with respect to any Benefit Plan which would subject any such Benefit Plan, any Seller Entity, any ERISA Affiliate, Merger Sub, the Surviving Entity or Parent or any of its Affiliates to a tax, penalty or liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(g)          No Benefit Plan is now or at any time has been subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA. No asset of any Seller Entity, and no asset of any ERISA Affiliate which is to be acquired by Parent or any of its Subsidiaries pursuant to this Agreement, is subject to any lien under Code Section 401(a)(29), ERISA Section 302(F), Code Section 412(n) or ERISA Section 4068 or arising out of any action filed under ERISA Section 4301(b).

(h)          No Seller Entity nor any ERISA Affiliate thereof has ever contributed to or been required to contribute to, or incurred any withdrawal liability, within the meaning of Section 4201 of ERISA, to any Multiemployer Plan, nor does any Seller Entity or any ERISA Affiliate thereof have any potential withdrawal liability arising from a transaction described in Section 4204 of ERISA.

(i)          No Benefit Plan provides benefits, including death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by law or (ii) death or retirement benefits under a plan qualified under Section 401(a) of the Code.

(j)          The execution of, and performance of the transactions contemplated by this Agreement will not either alone or in connection with any other event(s) (i) result in any payment becoming due to any employee, former employee, director, officer, or independent contractor of the Seller Entities, (ii) increase any amount of compensation or benefits otherwise payable under any Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Benefit Plan, (iv) require any contributions or payments to fund any obligations under any Benefit Plan or (v) limit the right to merge, amend or terminate any Benefit Plan. No payment which is or may be made by, from or with respect to any Benefit Plan, to any employee, former employee, director, officer or independent contractor of the Seller Entities, either alone or in conjunction with any other payment, event or occurrence, will or could reasonably be characterized as an “excess parachute payment” under Section 280G of the Code. No such employee, former employee, director, officer or independent contractor of Seller has any “gross up” agreements or other assurance of reimbursement for any Taxes resulting from any such “excess parachute payments.”

(k)          There are no pending audits or investigations by any Governmental Authority involving any Benefit Plan and no threatened or pending material claims (except for individual claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan, nor, to Seller’s Knowledge, are there any facts which could reasonably give rise to any material liability in the event of any such audit, investigation, claim, suit or proceeding.

(l)          Each Benefit Plan that constitutes a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Benefit Plan is subject to tax under Section 409A of the Code.

(m)        No Seller Entity or any ERISA Affiliate thereof has any commitment to modify or amend any Benefit Plan (except as required by Law or to retain the tax qualified status of any Benefit Plan). No Seller Entity or any ERISA Affiliate thereof has any commitment to establish any new benefit plan, program or arrangement.

Section 4.17.         Taxes. Except as set forth in Section 4.17 of the Disclosure Schedule:

(a)         All Tax Returns required to be filed on or before the Closing Date by each Seller Entity have been timely filed. Such Tax Returns are true, correct and complete in all material respects. All Taxes due and owing by any Seller Entity (whether or not shown on a Tax Return) have been timely paid.

(b)         Each Seller Entity has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any Person, and all forms and Tax Returns required to be prepared in connection therewith have been properly completed and timely provided to or filed with the appropriate Person.

(c)         No claim has been made by any Governmental Authority in any jurisdiction where any Seller Entity does not file Tax Returns that such non-filing entity is, or may be, subject to Tax by that jurisdiction. Seller is not aware of a reasonable factual basis for such a claim or assertion with respect to Tax periods ending on or before the Closing Date.

(d)         No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of any Seller Entity.

(e)         All deficiencies asserted, or assessments made, against any Seller Entity as a result of any audit or examination by any Governmental Authority have been fully paid.

(f)          No Seller Entity is currently being audited or examined with respect to any issue related to Taxes by any Governmental Authority or is otherwise a party to any action involving a Governmental Authority that is related to Taxes. No Seller Entity has been notified in writing that a Governmental Authority (i) intends to conduct such an audit or examination or initiate such an action; (ii) is requesting additional information related to a Tax Return or Tax matters; or (iii) is asserting a deficiency or proposing an adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Authority against such Seller Entity.

(g)         There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon any of the assets of any Seller Entity.

(h)         No Seller Entity is a party to, or is bound by, any Tax indemnity, Tax-sharing or Tax allocation agreement, or is otherwise liable for the Taxes of any Person, whether by agreement, under any applicable Law, or otherwise.

(i)          None of the assets of any Seller Entity is an interest in an entity that is treated as a partnership for Tax purposes, and no Seller Entity is a party to any joint venture, arrangement, or contract that could be treated as a partnership for U.S. federal income Tax purposes.

(j)          No Seller Entity has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method, and no Governmental Authority has proposed any such adjustment or change in accounting method; (ii) an application pending with any Governmental Authority requesting permission for any changes in accounting methods; or (iii) been the subject of a Tax ruling that would have continuing effect after the Closing Date.

(k)         No Seller Entity will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for any taxable period ending on or prior to the Closing Date; (ii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Law); (iii) installment or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.

(l)          No Seller Entity has (i) engaged in any reportable transaction as defined in Section 6707A(c)(i) of the Code or a listed transaction as defined in Treasury Regulation section 1.6011-4(b), or (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign Law that would have continuing effect after the Closing.

(m)        No Seller Entity is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any similar provision of state, local or foreign Law).

(n)         No Seller Entity is or has not been a party to any transaction governed by Section 355 or Section 368 of the Code except as contemplated by this Agreement.

(o)         None of the assets of any Seller Entity is an interest in a foreign entity.

Section 4.18.         Consents and Approvals. The execution, delivery and performance of this Agreement and the Ancillary Agreements by the Seller Agreement Parties that are party thereto or the validity and effectiveness immediately following the Closing of any Permit of any Seller Entity, do not and will not require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority at or prior to the Closing, except (a) as set forth in Section 4.18 of the Disclosure Schedule, (b) for filings, consents, approvals or clearances where the failure to make any such filing or obtain any such consent, approval or clearance would not prevent or materially delay the consummation by the Seller Agreement Parties of the transactions contemplated by this Agreement and the Ancillary Agreements, and (c) as may be necessary as a result of facts or circumstances relating solely to Parent and Merger Sub.

Section 4.19.         Employee Relations.

(a)          Except as set forth in Section 4.19(a) of the Disclosure Schedule, no Seller Entity is: (i) a party to or otherwise bound by any collective bargaining or other type of union agreement; (ii) a party to, involved in, or to Seller’s Knowledge, threatened by, any labor dispute, unfair labor practice charge or complaint, grievance or labor arbitration; or (iii) currently negotiating any collective bargaining agreement to which any Seller Entity is a party. No Seller Entity has experienced any strike, lockout, slowdown or work stoppage at any time. There is not pending, nor has there ever been, any union election petition, demand for recognition, or, to Seller’s Knowledge, union organizing activity by or for the benefit of the employees of any Seller Entity or otherwise affecting any Seller Entity.

(b)          Each Seller Entity has been and is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including but not limited to all applicable Laws respecting terms and conditions of employment and wages and hours, unemployment insurance, worker’s compensation, equal employment opportunity, age, race, sex and disability discrimination, immigration control, and the payment and withholding of Taxes. No Seller Entity has been or is engaged in any unfair labor practice. Except as set forth in Section 4.19 of the Disclosure Schedule, there are no pending or to Seller’s Knowledge, threatened, claims against any Seller Entity (whether under regulation, contract, policy or otherwise) asserted by or on behalf of any present or former employee or job applicant of a Seller Entity (including by any Governmental Authority) on account of or for (i) overtime pay, other than overtime pay for work done in the current payroll period, (ii) wages or salary for a period other than the current payroll period, (iii) any amount of vacation pay or pay in lieu of vacation time off, other than vacation time off or pay in lieu thereof earned in or in respect of the current fiscal year, (iv) any amount of severance pay or similar benefits, (v) unemployment insurance benefits, (vi) workers’ compensation or disability benefits, (vii) any violation of any statute, ordinance, order, rule or regulation relating to employment terminations or layoffs, including but not limited to the Worker Adjustment and Retraining Notification (WARN) Act and any similar state or local law, (viii) any violation of any statute, ordinance, order, rule or regulation relating to employee “whistleblower” or “right-to-know” rights and protections, (ix) any violation of any statute, ordinance, order, rule or regulations relating to the employment obligations of federal contractors or subcontractors, (x) any violation of any regulation relating to minimum wages or maximum hours of work, (xi) discrimination, retaliation or any other violation of any Law relating to fair employment practices or equal employment opportunities, or (xii) any violation of any other Law relating to labor, employment or employment practices, and no Seller Entity is aware of any such claims which have not been asserted.

(c)          Each Seller Entity has properly classified for all purposes (including for all Tax purposes and for purposes of determining eligibility to participate in any Benefit Plan) all employees, leased employees, consultants and independent contractors (including nurses and recruiters), and has withheld and paid all applicable Taxes and made all appropriate filings in connection with services provided by such persons to each Transferred Company. Except as set forth in Section 4.19(c) of the Disclosure Schedule, the employment of each employee of a Seller Entity is terminable at will and no employee is entitled to severance pay or other benefits following termination or resignation, except as otherwise provided by applicable Law.

(d)          Section 4.19(d) of the Disclosure Schedule accurately sets forth, with respect to each current employee of any Seller Entity (including any employee who is on a leave of absence or on layoff status): (i) the name, title or classification, date of hire and exempt/non-exempt status of each employee; (ii) each employee’s annualized base compensation and all bonuses or other incentive compensation paid to such employee for 2011 and paid to or to which such employee is likely to be entitled for 2012; (iii) the number of hours of sick-time that each employee has accrued as of the date hereof; (iv) the number of hours of vacation and personal time that each employee has accrued as of the date hereof; and (v) whether the employee is receiving workers compensation or disability payments or is on leave or layoff status.

(e)          Section 4.19(e) of the Disclosure Schedule accurately sets forth the number of employees terminated by any Seller Entity since December 31, 2011, and sets forth an accurate and complete list of the following information for each employee who has been terminated or laid off, or whose hours of work have been reduced by more than 50% since such date: (i) the date of such termination, layoff or reduction in hours; and (ii) the location to which the employee was assigned. No later than the Closing Date, Seller shall update Section 4.19(e) of the Disclosure Schedule to reflect any employment terminations effected by any Seller Entity between the date hereof and the Closing Date.

Section 4.20.         Transactions with Related Parties. Except for agreements related to employment with Seller, and except as set forth in Section 4.20 of the Disclosure Schedule, there are no transactions, agreements, arrangements or understandings between any Seller Entity, on the one hand, and any director, officer or stockholder (or Affiliate thereof) of any Seller Entity, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act (if the Securities Act were applicable to such Seller Entity).

Section 4.21.         Insurance. Section 4.21 of the Disclosure Schedule contains a complete and correct list of all policies and contracts for insurance (including coverage amounts and expiration dates) of which any Seller Entity is the owner, insured or beneficiary or covering any of the assets of any Seller Entity (the “Insurance Policies”), copies of which have been made available or previously delivered to Parent. All premiums due and payable have been timely paid. All Insurance Policies are in full force and effect and no Seller Entity has received any notice of cancellation or non-renewal thereunder. There is no default with respect to any provision contained in any such policy, nor has there been any failure to give any notice or present any claim under any such policy in a timely fashion or in the manner or detail required by the policy. Except as set forth in Section 4.21 of the Disclosure Schedule: (a) all of such coverages are provided on an “occurrence” (as opposed to “claims made”) basis; (b) there are no outstanding claims under the Insurance Policies; (c) there are no premiums or claims due under the Insurance Policies which remain unpaid and no such policy is subject to any retroactive, retrospective or other similar type of premium adjustment; and (d) in the past two years, no notice of cancellation or non-renewal with respect to, or disallowance (other than reservation of rights by the insurer) of any claim under, any Insurance Policy has been received, and (e) Seller has not been refused any insurance, nor have any of its coverages been limited by any insurance carrier to which it has applied for insurance or with which has carried insurance during the last two years.

Section 4.22.         Brokers. No Seller Agreement Party or any Subsidiary of Seller has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from Parent or any of its Affiliates (including, the Surviving Entity) upon consummation of the transactions contemplated by this Agreement.

Section 4.23.         Employment Contracts; Compensation Arrangements; Officers and Directors. Seller has provided to Parent a true, correct and complete copy of a schedule setting forth (a) all Contracts to which any Seller Entity is a party or by which it is bound providing for the employment of any individual on a full-time, part-time or consulting or other basis and any such Contracts providing for severance, retention, change in control, transaction bonus or other similar payments to such individuals (the “Employment Contracts”), and (b) the names, titles and current annual salary, including any bonus, if applicable, of all present directors, officers, employees, consultants and agents of any Seller Entity, whose rate of annual compensation, including any promised, expected or customary bonus, equals or exceeds $50,000, together with a statement of the full amount of all remuneration paid by such Seller Entity to each such Person during the twelve (12)-month period ending December 31, 2011.

Section 4.24.         Suppliers; Customers.

(a)          Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the twenty largest suppliers of goods or services to the Seller Entities during the twelve-month period ended December 31, 2011 and the dollar amount of such goods or services purchased by the Seller Entities with respect to each such supplier during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such supplier that any such supplier has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services sold or provided to such Seller Entity by more than 10%. To Seller’s Knowledge, no such supplier has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

(b)          Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the twenty largest suppliers of goods or services to the (i) the names and addresses of the twenty largest customers that ordered goods or services from the Seller Entities during the twelve-month period ended December 31, 2011 and (ii) the dollar amount of such goods or services sold by the Seller Entity to such customers during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such customer that any such customer has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services purchased from such Seller Entity by more than 10%. To Seller’s Knowledge, no such customer has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

Section 4.25.         Investment Status. The Member on its own behalf and on behalf of any Affiliate thereof (each a “Stock Acquiror”) receiving any Parent Common Stock pursuant to the Transaction represents and warrants as follows:

(a)          It is acquiring a beneficial interest in Parent Common Stock for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof. Such Stock Acquiror acknowledges that the Parent Common Stock to be received in connection with the Transaction has not been registered under the Securities Act or the securities Laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state Laws or an exemption from such registration is available.

(b)          Each of the Stock Acquirors (i) has knowledge and experience in financial and business matters such that such Stock Acquiror is capable of evaluating the merits and risks of the investment in the Parent Common Stock, (ii) understands and has taken cognizance of all risk factors related to the investment in the Parent Common Stock, (iii) has been represented by counsel and/or advisors in connection with the execution and delivery of this Agreement, and (iv) is able to bear the economic risk of the investment in the Parent Common Stock.

(c)          Each Stock Acquiror is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(d)          Such Stock Acquiror is not acquiring the Parent Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspapers, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to such Stock Acquiror in connection with investments in securities generally.

Section 4.26.         Regulatory Compliance. No Seller Entity has made voluntary disclosures under any FCPA Laws, or received written notice of any enforcement actions or threats of enforcement actions against it under any FCPA Laws, and no Governmental Authority has notified any Seller Entity in writing of any actual or alleged violation or breach by it. No Seller Entity is undergoing any internal audit, review, inspection, investigation, survey or examination of records (including any internal audit, review, inspection, investigation, survey or examination of records conducted by independent counsel) specifically relating to, and initiated in order to audit, review, inspect, investigate, survey or examine, such Seller Entity’s compliance with any FCPA Law. No Seller Entity is party to any Legal Proceedings involving alleged false statements, false claims or other improprieties relating to any Seller Entity’s compliance with applicable FCPA Laws.

Section 4.27.         Power of Attorney. Except as set forth in Section 4.27 of the Disclosure Schedule, no Person holds a power of attorney to act on behalf of any Seller Entity.

Section 4.28.         Parent Common Stock. No Seller Agreement Party or any of Affiliates owns beneficially or of record any shares of Parent Common Stock or any securities convertible into, exchangeable for or carrying the right to acquire, any shares of Parent Common Stock.

Section 4.29.         Proxy Statement. The information relating to the Seller Agreement Parties and any Subsidiary of Seller furnished in writing by Seller for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

Section 4.30.         No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NO SELLER AGREEMENT PARTY MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO THE SELLER ENTITIES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED HEREUNDER OR PURSUANT HERETO.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Seller Agreement Parties as of the date of this Agreement and as of the Closing Date as follows:

Section 5.1.          Organization. Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby, except as set forth on Section 5.1 of the Disclosure Schedule. Merger Sub is a limited liability company wholly owned by Parent that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby.

Section 5.2.          Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and each Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate or limited liability company action on the part of Parent and Merger Sub. This Agreement has been, and each Ancillary Agreement to which Parent or Merger Sub is a party will be, duly and validly executed and delivered by Parent or Merger Sub and, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute, or will constitute, the valid and binding obligation of Parent or Merger Sub, enforceable against Parent or Merger Sub in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.          No Conflict. Except as set forth in Section 5.3 of the Disclosure Schedule, the execution, delivery, and performance by Parent and Merger Sub of this Agreement, and any Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which Parent or Merger Sub is subject, (ii) violate any provision of the charter, the regulations or other organizational documents of Parent or Merger Sub or (iii) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, require the consent of any third party under or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any assets or property of Parent or Merger Sub or give to others any rights therein under any Contract to which Parent or Merger Sub is a party or by which it may be bound or affected; except, in the case of clauses (i) and (iii), for violations that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect.

Section 5.4.          Consents. Except as set forth in Section 5.4 of the Disclosure Schedule, no consent, approval, or authorization of, or exemption by, or filing with, any Governmental Authority is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery and performance by Parent and the Merger Sub of this Agreement or any Ancillary Agreement to which Parent or Merger Sub is a party or the taking by Parent or Merger Sub of any other action contemplated hereby or thereby.

Section 5.5.          Brokers. Except as set forth on Section 5.5 of the Disclosure Schedule and other than EarlyBirdCapital, Inc. (whose fees will be paid by Parent), neither Parent nor Merger Sub has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from any Seller Agreement Party, any Seller Subsidiary, Parent or Merger Sub upon consummation of the transactions contemplated by this Agreement.

Section 5.6.          SEC Filings.

(a)          Parent has filed and furnished in a timely manner all filings, reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the SEC (collectively, and in each case including all schedules thereto and documents incorporated by reference therein, the “Parent SEC Documents”). As of their respective effective dates (in the case of Parent SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of the respective dates of the last amendment filed with the SEC (in the case of all other Parent SEC Documents), the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such Parent SEC Documents, and none of the Parent SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.7.          Capitalization.

(a)          As of the date of this Agreement, the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”), of which 14,319,693 shares of Parent Common Stock, no shares of Parent Preferred Stock, and 18,960,000 Warrants to purchase Parent Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable.

(b)          Parent owns either directly or indirectly all of the issued and outstanding shares of capital stock (or other equity securities) in Merger Sub. Except as described in the Parent SEC Documents, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or Merger Sub, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating either Parent or Merger Sub to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the capital stock of either Parent or Merger Sub, other than Encumbrances created by Seller. There are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between Parent or a Merger Sub on the one hand and any Person on the other hand with respect to the capital stock of any Subsidiary of Parent or Merger Sub. Other than as listed in Section 5.7(b) of the Disclosure Schedule, neither Parent nor Merger Sub owns, directly or indirectly, any stock of or any other equity interest in any other Person. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

(c)          The shares of Parent Common Stock to be issued pursuant to this Agreement will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

(d)          Except for rights of holders of Parent Common Stock to convert their shares of Parent Common Stock into cash held in the Trust Account (all of which rights will expire upon the consummation of the Closing), there are no outstanding contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of or other equity interests in Parent and/or any of its Subsidiaries.

Section 5.8.          Litigation. Except as set forth in the Parent SEC Documents, there is no Legal Proceeding pending or, to Parent’s Knowledge, threatened, against Parent or Merger Sub at law, in equity or otherwise, in, before, or by, any Governmental Authority. There are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against Parent or Merger Sub.

Section 5.9.          Compliance with Laws. Except as set forth in the Parent SEC Documents, since January 1, 2011, the business of Parent and Merger Sub has been conducted in all material respects in accordance with all applicable Laws. Since January 1, 2011, neither Parent nor Merger Sub has received any written notice of any violation of Law. All Governmental Actions/Filings required by Parent and Merger Sub have been obtained and are in full force and effect and are being complied with in all material respects, except as set forth on Section 5.9 of the Disclosure Schedule.

Section 5.10.         NASDAQ Listing. The Parent Common Stock is listed on NASDAQ. Parent is in compliance in all material respects with the requirements of NASDAQ for continued listing of the Parent Common Stock thereon and there is no action or proceeding pending or, to Parent’s Knowledge, threatened against Parent by NASDAQ or the Financial Industry Regulatory Authority with respect to any intention by such entities to prohibit or terminate the listing of the Parent Common Stock on NASDAQ.

Section 5.11.         No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NEITHER PARENT NOR MERGER SUB MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO PARENT, MERGER SUB OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED HEREUNDER OR PURSUANT HERETO.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1.          Access and Information. From the date hereof until the Closing, the Seller Agreement Parties shall, and shall cause each Seller Entity to, permit Parent and Merger Sub and their financing providers, if any, and their respective advisers and other representatives to have reasonable access, during business hours and upon reasonable notice, to Seller’s properties and facilities. From the date hereof until the Closing, Parent and Merger Sub shall permit Seller and its advisors and other representatives to have reasonable access, during business hours and upon reasonable notice, to Parent’s and Merger Sub’s properties and facilities. Seller shall furnish, or cause to be furnished, to Parent and Merger Sub any financial and operating data and other information (including, without limitation, Tax information) that is available with respect to any Seller Entity as Parent shall from time to time reasonably request, subject to any applicable Law, attorney-client privilege, or contractual restriction; provided that Parent shall comply with all applicable card holder security guidelines required upon viewing or accepting any card holder data. The Seller Agreement Parties shall, and shall cause Seller to, provide to Parent updated monthly financial statements of Seller promptly following each calendar month-end following the date hereof until the Closing Date. No information provided to or obtained by Parent pursuant to this Section 6.1 shall limit or otherwise affect the remedies available hereunder to Parent (including Parent’s right to seek indemnification pursuant to ARTICLE IX), or the representations or warranties of, or the conditions to the obligations of, the parties hereto. All information provided to or obtained by any party heretofore or hereafter, including pursuant to clause (a) of this Section 6.1, shall be held in confidence by the relevant party in accordance with and subject to the terms of the Mutual Non-Disclosure Agreement, dated June 7, 2011, between Parent and Seller (the “Confidentiality Agreement”) provided, that, Parent may disclose such information to any lenders from whom the Parent is seeking financing if Parent and such lender have entered into a confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement.

Section 6.2.          Conduct of Business by Seller. Prior to the Closing, and except as otherwise contemplated by this Agreement, set forth in Section 6.2 of the Disclosure Schedule or consented to or approved by Parent, each of the Seller Agreement Parties covenant and agrees that it shall cause each Seller Entity to, operate its business in the ordinary course of business and use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business and shall not undertake any of the following:

(a)          amend the organizational documents of any Seller Entity;

(b)         adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such liquidation or a merger, consolidation, restructuring, recapitalization or other reorganization;

(c)         sell, transfer or otherwise dispose of its material tangible personal or real assets, except, in the ordinary course of business consistent with past practice, or create any Encumbrance on any of its material assets, except for Permitted Encumbrances and not in excess of $100,000 for any transaction or series of related transactions;

(d)         acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any Person or business or division thereof or (ii) any material assets, except, with respect to this clause (ii), (A) purchases of inventory or supplies in the ordinary course of business consistent with past practice or (B) other purchases of assets in the ordinary course of business consistent with past practice and not in excess of $100,000 for any purchase or series of related purchases;

(e)         create, incur, assume, modify, guarantee, endorse or otherwise become liable or responsible with respect to (whether directly, contingently or otherwise) any Indebtedness other than Indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

(f)          place any Encumbrance on any of the properties of any Seller Entity, other than Permitted Encumbrances;

(g)         issue, sell or create any Encumbrance on, (i) the Existing Seller Units, any membership interests or other equity securities or (ii) any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any membership interests or other equity securities;

(h)         split, combine, recapitalize or reclassify the Existing Seller Units or declare, pay or set aside any distribution or other dividend (whether in cash, equity, or property or any combination thereof) in respect of the Existing Seller Units;

(i)          make any loans, advances or capital contributions to, or investments in, any other Person, except in the ordinary course of business and consistent with past practice and not exceeding $10,000 individually and $50,000 in the aggregate.

(j)          lease or sublease any real or personal property to third parties or amend any of the Leases of the Seller Entities;

(k)         except as required pursuant to Contracts existing and in force prior to the date of this Agreement described in Section 4.12 or Section 4.23 of the Disclosure Schedule or as otherwise required by applicable Law, (i) grant any increase in the salaries, benefits or other compensation payable or to become payable to, or any advance or loan to, any executive officer or employee, (ii) enter into, terminate, adopt or amend in any material respect any Benefit Plan or collective bargaining agreement, (iii) make any award or grant under any Benefit Plan, (iv) hire any new employee or (v) fail to make contributions to Benefit Plans in accordance with past practice;

(l)          waive, release, assign, settle or compromise any Legal Proceeding;

(m)          make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business;

(n)          except for any transaction, Contract or commitment which is merely an extension or continuation of any existing transaction, Contract or commitment, enter into any transaction, Contract or commitment that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, as if the Securities Act was applicable to Seller;

(o)          enter into any material transaction, Contract or commitment outside the ordinary course of business, amend, modify, assign, terminate or fail to renew any Contract with the customers and suppliers listed in Section 4.24, waive or permit the loss of any Permit or right of substantial value or cancel any material debt or claim;

(p)          amend, modify, assign or terminate any of the employment contracts with the Key Employees attached as Exhibit A hereto;

(q)          sell, assign, transfer, license or convey any rights under, or abandon, permit to be cancelled or otherwise dedicate to the public any material Intellectual Property owned by any Seller Entity;

(r)          change or modify its credit, collection or payment policies or procedures as in effect on the date hereof in a manner materially adverse to it or its business;

(s)          fail to maintain its books of account and records consistent with its past practices and except as required by Law or applicable accounting principles (including GAAP), change its accounting principles, methods, policies and procedures;

(t)          except as may be required by Law, including as a result of a change in Law, make or change any material election with respect to Taxes, change any Tax accounting period, change any method of Tax accounting, file any amendment to any Tax Return, fail to file any Tax Return due on or prior to the Closing Date when due, enter into a closing agreement with any taxing authority, surrender any right to claim a refund for Taxes, consent to an extension of the statute of limitations applicable to any Tax claim or assessment, or take any other similar action;

(u)          take or allow any action that would result in a termination of or change in classification for U.S. federal income tax purposes of any Seller Entity;

(v)         enter into any Contract with respect to, or otherwise agree or commit to, any of the foregoing.

Section 6.3.          Further Assurances.

(a)          Subject to the terms and conditions of this Agreement and Section 6.3(b) and Section 6.3(c) below, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Affiliates to use) their respective reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions described herein, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Entity or third party necessary, proper or advisable to consummate the transactions described herein, (iii) execute and deliver any additional instruments necessary to consummate the transactions described herein, and (iv) defend or contest any claim, suit, action or other proceeding brought by a third party that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Transaction.

(b)          Seller and Parent shall cooperate and use commercially reasonable efforts to make, on a timely basis, all registrations, filings and applications with, give all notices to, and obtain any approvals, orders, qualifications and waivers from a Governmental Authority necessary for the consummation of the transactions contemplated hereby; provided, however, that except as otherwise set forth herein, neither Seller or any of its Affiliates nor Parent or any of its Affiliates shall be required to commence or be a plaintiff in any litigation or offer or grant any material accommodation (financial or otherwise) to any Person in connection with any such registration, filing, application, notice, approval, order, qualification or waiver. Seller and Parent each shall pay half of all fees associated with such registrations, filings, applications, notices, approvals, orders, qualifications and waivers.

(c)          Notwithstanding the foregoing, nothing contained in this Agreement shall require or obligate any party or its Affiliates (i) to agree or otherwise become subject to any material limitations on (A) the right of Parent or its Affiliates effectively to control Seller, (B) the right of Parent or its Affiliates to acquire or hold Seller, or (C) the right of Parent to exercise full rights of ownership of Seller or (ii) to agree or otherwise be required to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise), or divest itself of all or any portion of the assets or operations of Seller or any of their Affiliates or Parent or any of its Affiliates.

Section 6.4.          Public Announcements. Except as otherwise provided herein, the timing and content of all announcements regarding any aspect of this Agreement, the Merger and the other transactions contemplated hereby to the financial community, Governmental Authorities, or the general public shall be mutually agreed upon in advance by Seller and Parent; provided, however, that each party hereto may make any such announcement which it in good faith believes, based on advice of counsel, is required by Law. Notwithstanding the foregoing, each party shall use commercially reasonable efforts to consult with the other parties prior to any such announcement to the extent practicable, and shall in any event promptly provide the other parties hereto with copies of any such announcement. This Section 6.4 shall not apply to communications by any party to its counsel, accountants or other advisors or, if the substance of such communication would not reasonably be expected to require Parent to file a Form 8-K and/or make a disclosure under Regulation FD promulgated under the Exchange Act, to employees.

Section 6.5.          Consents and Waivers. Any consents, waivers, approvals and notices necessary, proper or advisable to consummate the transactions described herein shall be in form and substance reasonably satisfactory to Seller and Parent, and executed counterparts of any consents, waivers and approvals shall be delivered to the other party promptly after receipt thereof, and copies of such notices shall be delivered to the other party promptly after the making thereof. Any costs incurred as payments to any Person with respect to such consents, waivers, approvals and notices shall be borne by the party seeking such consents, waivers, approvals or notices; provided however, that any such costs shall be borne by Parent only after the Closing. In the event the Closing does not occur, any such costs shall be borne by the Person incurring such costs.

Section 6.6.          Post-Closing Obligations of Parent and the Surviving Entity to Certain Employees.

(a)          Parent shall, or shall cause its Affiliates to, continue to provide the Transferred Employees, during the period commencing at the Effective Time and ending on the first anniversary of the date of this Agreement (or such earlier date as the applicable Transferred Employee’s employment terminates), with annual base pay, annual bonus opportunities and benefits that are no less favorable in the aggregate than those provided by Seller immediately prior to the Effective Time; provided, however, that Parent and its Affiliates shall not be required to provide equity-based compensation to the Transferred Employees. Parent shall or shall cause its Affiliates to credit Transferred Employees for services performed with Seller or its Affiliates on and prior to the Effective Time for purposes of vesting and eligibility under any employee benefit plan sponsored by Parent for which Transferred Employees become eligible, provided that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits to any Transferred Employee with respect to the same period of service for such Transferred Employee.

(b)          Nothing in this Agreement shall restrict the ability of Parent or its Affiliates to terminate the employment of any Transferred Employee for any reason at any time after the Effective Time. Nothing in this Section 6.6 or any other provision of this Agreement shall (i) be construed to establish, amend or modify any benefit or compensation plan, program, agreement or arrangement (including any Benefit Plan transferred to Parent or any of its Affiliates) or (ii) limit the ability of Parent or any of its Affiliates (including the Surviving Entity) to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by Parent or any of its Affiliates (including any Benefit Plan transferred to Parent or any of its Affiliates).

(c)          The Sellers agree to maintain in effect the tax qualified defined contribution retirement plan in which Transferred Employees currently participate (the “401(k) Plan”) in accordance with applicable law, continue to make all required contributions and distributions thereto or therefrom as and when due and take (or refrain from taking) any action otherwise necessary to preserve the tax-qualified status of the 401(k) Plan, unless the Parent, in its sole and absolute discretion, provides written notice at least ten (10) business days before the Effective Time that it desires to have the 401(k) Plan terminated. If the Parent provides such written notice, Seller shall take all action necessary to terminate the 401(k) Plan and shall provide Parent evidence that the 401(k) Plan has been terminated pursuant to resolutions of the Seller’s Board of Directors (the form and substance of which resolutions shall be subject to review and approval of the Parent), effective as of the day immediately preceding the Closing Date.

(d)          Seller shall take all actions necessary in accordance with all applicable Law to provide that the employees listed in Section 6.6(d) of the Disclosure Schedule cease to be employees of Seller prior to the Effective Time.

Section 6.7.          Insurance. During the period from and after the date hereof until the Effective Time, the Seller Agreement Parties shall cause Seller to maintain in full force and effect the policies of insurance listed in Section 4.21 of the Disclosure Schedule, subject only to variations required by the ordinary operation of their businesses, or else will obtain, prior to the lapse of any such policy, the same or, if not available upon commercially reasonable economic terms and conditions, substantially similar coverage with insurers of recognized standing and approved in advance writing by Parent. Seller shall promptly advise Parent in advance in writing of any change of insurer or material change of type of coverage in respect of the policies listed in Section 4.21 of the Disclosure Schedule. The Seller Agreement Parties shall use their best efforts to cause Seller to obtain, with respect to merchants currently insured under its existing chargeback insurance policy and sponsored by Meridian Bank, either a customary chargeback insurance policy with a nationally recognized carrier in a form satisfactory to Parent in its reasonable discretion (the “Chargeback Insurance Policy”), or other such form of insurance or other protection that is satisfactory to parent for the risk posed by such merchants.

Section 6.8.          Proxy Statement; Parent Stockholders’ Meeting.

(a)          As promptly as practicable after the date of this Agreement, Parent shall prepare and file a proxy statement of Parent with the SEC (as such proxy statement is amended or supplemented, the “Proxy Statement”) for the purpose of soliciting proxies from Parent’s stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the holders of Parent Common Stock to be called and held for such purpose (the “Parent Stockholders’ Meeting”). As promptly as practicable after the execution of this Agreement, Parent shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other Laws relating to the transactions contemplated hereby (collectively, the “Other Filings”). Parent shall notify Seller promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filing or for additional information. As promptly as practicable after receipt thereof, Parent shall provide Seller and its counsel with copies of all written correspondence between Parent or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Parent shall permit Seller and its counsel to review the Proxy Statement and any exhibits, amendment or supplement thereto and shall consult with Seller and its advisors concerning any comments from the SEC with respect thereto and shall not file the Proxy Statement or any exhibits, amendment or supplement thereto or any response letters to any comments from the SEC without the prior written consent of Seller, such consent not to be unreasonably withheld or delayed; provided, however, that Parent shall be permitted to make such filing or response in the absence of such consent if the basis of Seller’s failure to consent is Seller’s unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Parent, is required by the SEC and United States securities Laws to be included therein. Parent agrees that the Proxy Statement and the Other Filings will comply in all material respects with all applicable Laws and the rules and regulations promulgated thereunder. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent or Seller, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, an amendment or supplement to the Proxy Statement.

(b)          The Proxy Statement will be sent to the stockholders of Parent as soon as practicable following its approval by the SEC for the purpose of soliciting proxies from holders of Parent Common Stock to vote at the Parent Stockholders’ Meeting in favor of: (i) the adoption of this Agreement and the approval of the transactions contemplated hereby (“Parent Stockholder Approval”); (ii) the issuance and sale of shares of Parent Common Stock to the extent that such issuance requires stockholder approval under the rules of any stock exchange on which the Parent Common Stock is listed; and (iii) the adjournment of the special meeting (the matters described in clauses (i) through (iii), the “Voting Matters”).

(c)          Parent shall, as soon as reasonably practicable following the date of this Agreement, take all actions necessary to establish a record date for, duly call, give notice of and after mailing of the Proxy Statement, convene and hold the Parent Stockholders’ Meeting. For the purpose of approving the Voting Matters, and shall use its reasonable efforts to cause such meeting to occur as soon as reasonably practicable.

(d)          Seller and the Member shall provide Parent, as promptly as reasonably practicable, with such information concerning the Seller Entities reasonably requested by Parent that is necessary for the information concerning the Seller Entities in the Proxy Statement and the Other Filings to comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL and the DLLCA or TBOC in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders’ Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Seller or any other information furnished in writing by Seller for inclusion in the Proxy Statement).

(e)          Subject to the fiduciary duties of its board of directors, Parent shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Transaction and the other Voting Matters, and shall otherwise use its commercially reasonable efforts to obtain the Parent Stockholder Approval.

Section 6.9.          Form 8-K Filings. Parent and Seller shall cooperate in good faith with respect to the preparation of, and as promptly as practicable after the execution of this Agreement, Parent shall file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement. Parent and Seller shall cooperate in good faith with respect to the preparation of, and at least five (5) days prior to the Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by Seller and its accountant (“Transaction Form 8-K”). Prior to Closing, Parent and Seller shall prepare the press release announcing the consummation of the transactions contemplated hereby (“Press Release”). Simultaneously with the Closing, Parent shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

Section 6.10.         No Claim Against Trust Account. Notwithstanding anything else in this Agreement, the Seller Parties acknowledge that they have read Parent’s final prospectus dated May 9, 2011 (the “Prospectus”) and understand that Parent has established the trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company (the “Trust Account”), initially set in the amount of $72,720,000, for the benefit of the stockholders of Parent who purchased shares in Parent’s initial public offering and any of their transferees and that Parent may disburse monies from the Trust Account only (i) to such stockholders in the event of the redemption of their shares or the liquidation of Parent (ii) to Parent after it consummates an initial Business Combination (as defined in the Prospectus) or (iii) to effect repurchases of up to 50% of the Parent Common Stock issued in Parent’s initial public offering . Each of the Seller Agreement Parties hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Trust Account Claim”) and hereby waives any Trust Account Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse against the Trust Account for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of Parent.

Section 6.11.         Cash on Hand. Seller Agreement Parties shall cause Seller to have available the Required Cash at the Closing.

Section 6.12.         Non-competition; Non-solicitation.

(a)          For a period of five years commencing on the Closing Date (the “Restricted Period”), the Member and each of the WLES Members (each, a “Non-compete Party”) shall not, and shall not permit any of its Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Business in the Territory except with respect to the Surviving Entity, Parent or their respective Subsidiaries; (ii) have an interest in any Person (other than the Surviving Entity or Parent) that engages directly or indirectly in the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; (iii) intentionally interfere in any material respect with the business relationships (whether formed before or after the date of this Agreement) between the Surviving Entity, Parent or their Subsidiaries and customers or suppliers of the Surviving Entity, Parent or their Subsidiaries; or (iv) solicit or attempt to solicit, directly or indirectly, any of the customers or suppliers of the Surviving Entity, Parent or their subsidiaries for the purposes of diverting business or services from the Surviving Entity, Parent or their Subsidiaries. Notwithstanding the foregoing, each Non-compete Party may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if such Non-compete Party is not a controlling Person of, or such Non-compete Party of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person.

(b)          During the Restricted Period, each Non-compete Party shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any employee of the Surviving Entity, Parent or their Subsidiaries or encourage any such employee to leave such employment or hire any such employee who has left such employment; provided that nothing in this Section 6.12(b) shall prevent any Non-compete Party or any of its Affiliates from hiring (i) any employee whose employment has been terminated by the Surviving Entity, Parent or their Subsidiaries; or (ii) after 180 calendar days from the date of termination of employment, any employee whose employment has been terminated by the employee; or shall prevent any Non-compete Party from making a general solicitation which is not directed specifically to any Company employees.

(c)          If a Non-compete Party breaches, or threatens to commit a breach of, any of the provisions of this Section 6.12, Parent and the Surviving Entity shall have the right and remedy to have such provision specifically enforced by any court having competent jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to each of Parent, the Surviving Entity or their Subsidiaries and that money damages will not provide an adequate remedy. The foregoing rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Parent and the Surviving Entity under Law or in equity:

(d)          Each Non-compete Party acknowledges that the restrictions contained in this Section 6.12 are reasonable and necessary to protect the legitimate interests of the Company and constitute a material inducement to Parent and Merger Sub to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.12 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 6.12 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 6.13.         Exclusivity. From the date of this Agreement until the earlier of the Closing and any termination of this Agreement, Seller will not (and Seller will not permit any Subsidiaries of Seller, their Affiliates or their representatives) directly or indirectly: (a) solicit, initiate, or encourage the submission of any proposal or offer from any third party (other than Parent, the Surviving Entity and their designees) relating to the acquisition of any securities of Seller or its Subsidiaries, or any merger, recapitalization, share exchange, sale of substantial assets (other than sales in the ordinary course of business) or any similar transaction or alternative to the transactions contemplated by this Agreement or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any third party (other than Parent, the Surviving Entity and their designees) to do or seek or agree to do or seek any of the foregoing. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted on or prior to the date of this Agreement heretofore with respect to any of the foregoing.

Section 6.14.         Financing. Parent and Merger Sub shall use commercially reasonable efforts to cause sufficient commitments from financial institutions to provide credit facilities to be available to pay all amounts required to be paid by Parent and Merger Sub at Closing in order to consummate the transactions contemplated in this Agreement (the “Financing”). Upon request of Parent or Merger Sub, Seller shall provide or cause to be provided reasonable cooperation and assistance to Parent or Merger Sub in connection with the arrangement of the financing contemplated by the Commitment Letter or any Alternate Financing; provided, that such requested cooperation and assistance does not unreasonably interfere with the ongoing business of Seller or any Subsidiary.

Section 6.15.         Delivery of Payoff Letters. At least two Business Days prior to the Closing Date, Seller shall deliver or cause to be delivered, to Parent a payoff letter executed by each lender of Estimated Closing Indebtedness (excluding any Estimated Closing Indebtedness that consists solely of the Transaction Expenses), effective as of the Closing Date and in form and substance reasonably satisfactory to Parent, which shall (i) indicate the total amount required to be paid to fully satisfy all obligations, fees and expenses related to the Estimated Closing Indebtedness as of the Closing Date (including any per diem or similar ticking fee), and (ii) provide for, among other things, the release, discharge, removal and termination of all Encumbrances on the assets of the Seller Entities arising under any applicable credit facility and related agreements upon payment of the amounts set forth therein (such payoff letters collectively, together with the required discharge statements, termination statements and originals of all pledged collateral to be returned to the Company and its Subsidiaries, the “Payoff Letters”). The Seller shall, and shall cause the Seller Entities to, promptly deliver all notices, terminate all commitments and take all other actions reasonably requested by Parent to facilitate the repayment in full and termination of the Estimated Closing Indebtedness and the release of any related Encumbrances, effective as of the Closing.

Section 6.16.         Transfer of Interests. At least one Business Day prior to Closing, the Seller Agreement Parties shall cause and take all actions necessary to cause all of the issued and outstanding membership interests of JetPay ISO Services, LLC and Jet Pay Merchant Services, LLC and all rights to form and operate JetPay Cell to be transferred to Seller, so that after such transfer, Seller shall own 100% of the issued and outstanding interests of each of JetPay ISO Services, LLC, JetPay Merchant Services, LLC and all of the rights to form and operate Jet Pay Cell and all rights to any agreements therewith.

Section 6.17.         Recovered Amounts from USN or Pacific Sports Network. In the event that after the Effective Time, the Surviving Entity receives payments in respect of any amounts owed from litigation involving the USN loss or the insurance claim or other recovery methods regarding Pacific Sports Network, then Parent shall cause the Surviving Entity to remit, within five (5) Business Days of receipt thereof any such amounts to the Member less any reasonable expenses incurred by the Surviving Entity in the process of collecting such amounts.

Section 6.18.         Notification and Cure. Seller shall promptly notify Parent and Merger Sub of any event of fact known or which becomes known to Seller prior to Closing, which causes any of the Seller Entities’ representations, warranties, covenants or agreements contained under this Agreement to be untrue or breached. Seller shall use its reasonable best efforts to cure before the Closing, to the extent curable and within their control, any event, transaction or circumstance occurring after the date of this Agreement that causes or will cause any such covenant or agreement of any Seller Entity under this Agreement to be breached or that renders or will render inaccurate any such representation or warranty of a Seller Entity contained in this Agreement. No notice given pursuant to this Section 6.18. shall have any effect on (a) the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining the satisfaction of any condition contained herein or (b) any right indemnity hereunder.

ARTICLE VII

CONDITIONS TO CLOSING AND THE MERGER

Section 7.1.          Mutual Conditions. The respective obligations of each party to this Agreement to consummate and effect Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

(a)          No Injunction. At the Effective Time, there shall not have been issued and be in effect any Law that makes the consummation of the Merger illegal.

(b)          Parent Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

(c)          Parent Common Stock. Holders of less than 87.5% of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall have exercised their rights to redeem their shares in exchange for a pro rata share of the Trust Account in accordance with Parent’s restated certificate of incorporation as currently in effect.

Section 7.2.          Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived, in whole or in part, by Parent and Merger Sub to the extent permitted by applicable Law:

(a)          Representations and Warranties. Other than with respect to the Seller Fundamental Representations, the representations and warranties of the Seller Agreement Parties contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Business Material Adverse Effect, and (ii) the Fundamental Representations of Seller shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date immediately prior to giving effect to the Closing (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date).

(b)          Agreements and Covenants. Each of the Seller Agreement Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)          Officer’s Certificate. Each of the Seller Agreement Parties shall have delivered a certificate, dated as of the Closing Date and signed by an authorized representative of such Seller Agreement Party, that each of the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d)          Secretary’s Certificate. The Seller Agreement Parties shall have delivered to Parent and Merger Sub:

(i)          the certificate of formation or certificate of incorporation, as applicable, of Seller, certified by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of organization or incorporation, as applicable; and

(ii)         (A) copies of the resolutions of the board of managers or other governing body of Seller authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the limited liability company agreement or other governing instruments of Seller; and (C) the names of the officer or officers of Seller authorized to execute this Agreement and any and all other documents, agreements and instruments contemplated herein or therein, all certified by any authorized representative of Seller to be true, correct, complete and in full force and effect as of the Closing Date.

(e)          Certain Consents. The Seller Agreement Parties shall have obtained the consents, authorizations or approvals listed on Section 7.2(e) of the Disclosure Schedule in connection with the execution and delivery of this Agreement and the consummation of the Closing hereunder, in each case in substance and form reasonably satisfactory to Parent, and no such consents, authorizations or approvals shall have been revoked.

(f)          Required Cash. Seller shall have available the Required Cash and Parent and the Merger Sub shall have received a certificate to such effect from Seller signed by an authorized representative of Seller.

(g)          FIRPTA. The Member shall have delivered to Parent a duly and properly executed certification of non-foreign status, in form and substance consistent with Treasury Regulations section 1.1445-2(b), stating that Seller is not a “Foreign Person” as defined in Section 1445 of the Code.

(h)          Membership Interest Certificates. The Member shall have delivered any certificates representing (or similar evidence of ownership of) the Existing Seller Units, free and clear of all Encumbrances, duly endorsed in blank or accompanied by powers duly executed in blank.

(i)          Waiver and Release. Parent and Merger Sub shall have received a waiver and release of any and all claims against the Surviving Entity from the Seller Agreement Parties in substantially the form set forth on attached as Exhibit D hereto.

(j)          Payoff Letters. Seller shall have delivered to Parent the Payoff Letters pursuant to Section 6.17.

(k)          Chargeback Insurance. Seller shall have delivered to Parent evidence that the Chargeback Insurance Policy or other such form of insurance or other protection satisfactory to Parent has been obtained.

(l)          Receipt of Financing. Parent or Merger Sub shall have received the Financing.

(m)          Other Transactions. The transaction contemplated by that certain Agreement and Plan of Merger by and between Parent, ADC Merger Sub, Inc., AD Computer Corporation, Payroll Tax Filing Services, Inc., the stockholders of each of AD Computer Corporation and Payroll Tax Filing Services, Inc., and C. Nicholas Antich as Representative, dated as of July 6, 2012 and that certain Agreement and Plan of Merger by and between Parent, Enzo Merger Sub, Inc, Francis David Corporation d/b/a Electronic Merchant Systems, the stockholders listed on Annex A thereto and James Weiland, as Representative, dated as of July 6, 2012, shall have been consummated at or prior to the Closing.

(n)          Transfer of Interests. All of the issued and outstanding membership interests of JetPay ISO Services, LLC and JetPay Merchant Services, LLC and rights to form and operate JetPay Cell shall have been transferred to Seller and Seller shall own 100% of the issued and outstanding interests of each of JetPay ISO Services, LLC and JetPay Merchant Services, LLC and rights to form and operate JetPay Cell.

(o)          Escrow Agreement. Parent shall have received a duly executed counterpart to the Escrow Agreement.

(p)          Material Adverse Effect. No Business Material Adverse Effect shall have occurred since the date of this Agreement.

Section 7.3.          Conditions to the Obligations of the Seller Agreement Parties. The obligations of the Seller Agreement Parties to consummate Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by Seller to the extent permitted by applicable Law:

(a)          Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect.

(b)          Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)          Officer’s Certificate. Parent and Merger Sub shall have delivered a certificate, dated as of the Closing Date and signed by an authorized officer of each of Parent and Merger Sub, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d)          Secretary’s Certificate. Parent and Merger Sub shall have delivered to the Seller Parties:

(i)          the certificate of incorporation of Parent and the certificate of formation of Merger Sub, in each case certified by the Secretary of State of the State of Delaware; and

(ii)         (A) copies of the resolutions of the boards of directors of Parent and of Merger Sub, in each case authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the bylaws of Parent and the limited liability company agreement of Merger Sub; and (C) the names of the officer or officers of Parent and Merger Sub authorized to execute this Agreement and all documents, agreements and instruments contemplated herein, all certified by an authorized representative of Parent and Merger Sub to be true, correct, complete and in full force and effect as of the Closing Date.

(e)          SEC Compliance. Immediately prior to Closing, Parent shall be in compliance in all material respects with the reporting requirements applicable to it under the Exchange Act.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1.          Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)          by mutual written consent of Parent and Seller;

(b)          by either Parent or Seller, if the Closing has not occurred on or before November 1, 2012 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)          by either Parent or Seller, if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated hereby;

(d)          by either Parent or Seller, if, at the Parent Stockholders’ Meeting (including any adjournments thereof), this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock as required under Parent’s restated certificate of incorporation, or the holders of 87.5% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Parent Stockholders’ Meeting exercise their rights to redeem their shares of Parent Common Stock held by them in exchange for cash in accordance with Parent’s restated certificate of incorporation;

(e)          by Parent, if neither it nor Merger Sub is in material breach of their obligations under this Agreement and if (i) at any time any of the representations and warranties of the Seller Agreement Parties contained herein become untrue or inaccurate such that Section 7.2(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)); or (ii) there has been a breach on the part of any Seller Agreement Party of any of their covenants or agreements contained in this Agreement such that Section 7.2(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Seller, if curable; or

(f)          by Seller, if neither it nor any of the other Seller Agreement Parties is in material breach of its obligations under this Agreement and if (i) at any time any of the representations and warranties of Parent and the Merger Sub contained herein become untrue or inaccurate such that Section 7.3(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)); or (ii) there has been a breach on the part of Parent and the Merger Sub of any of their covenants or agreements contained in this Agreement such that Section 7.3(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Parent, if curable.

Section 8.2.          Manner of Exercise. In the event of termination by Parent or Seller, or both, in accordance with Section 8.1, written notice thereof shall forthwith be given to the other party by the terminating party and this Agreement shall terminate.

Section 8.3.          Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement will terminate and become void and of no force and effect, except that (i) the obligations in this ARTICLE VIII, Section 6.1, Section 6.10, ARTICLE IX and ARTICLE X will survive termination of this Agreement and (i) nothing herein shall relieve any party from liability for any willful breach of this Agreement.

Section 8.4.          Waiver. At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

Section 9.1.          Survival; Knowledge of Breach.

(a)          The representations and warranties of Seller Agreement Parties contained in this Agreement or in any certificate delivered by them pursuant hereto and the representations and warranties of Parent and the Merger Sub contained in this Agreement or in any certificate delivered by them pursuant hereto, and the indemnification obligations set forth in this Article IX, shall survive the Closing until the date that is the 18 month anniversary of the Closing Date, except for:

(i)          the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.2 (Authorization), Section 4.4 (Capitalization), Section 4.7 (Title) and Section 4.22 (Brokers) (collectively, the “Seller Fundamental Representations”) and in Section 5.2 (Authorization) and Section 5.7 (Capitalization), which shall survive indefinitely; and

(ii)         the representations and warranties set forth in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and Section 4.29 (Proxy Statement), which shall survive until the date that is 60 days after the expiration of the applicable statute of limitations;

provided, however, that (x) any obligations under Section 9.2(a) and Section 9.2(b) shall not terminate with respect to any Losses as to which the Indemnified Party shall have given notice in accordance with Section 9.3 to the Indemnifying Party before the termination of the survival period set forth above, (y) the covenants and agreements contained in this Agreement to be fully performed or complied with at or prior to the Closing shall expire on the 18 month anniversary of the Closing Date and (z) each covenant and agreement contained in this Agreement to be performed or complied with after the Closing shall survive indefinitely.

(b)          The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any representation, or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements.

Section 9.2.          Indemnification.

(a)          Subject to the other limitations set forth in this ARTICLE IX, the Seller Agreement Parties agree to indemnify and hold harmless Parent, the Surviving Entity, their respective Affiliates, successors and assigns and each of their officers, directors, employees, representatives and agents (collectively, the “Parent Indemnified Parties”) without duplication against and in respect of any and all Losses of the Parent Indemnified Parties, to the extent resulting or arising from:

(i)          any breach of the representations and warranties of the Seller Agreement Parties set forth in this Agreement or any certificate delivered by them hereunder;

(ii)         any breach or non-fulfillment of, or failure to comply with, any covenant or agreement of the Seller Agreement Parties set forth in this Agreement;

(iii)        any Indemnifiable Taxes; or

(iv)        the matters set forth in Section 9.2(a)(iv) of the Disclosure Schedule (the “Additional Indemnification Matters”).

(b)          Subject to the other limitations set forth in this ARTICLE IX, Parent and the Surviving Entity agree to indemnify and hold harmless the Seller Agreement Parties, their respective Affiliates, successors and assigns and each of their officers, directors, employees, representatives and agents (collectively, the “Seller Indemnified Parties”) without duplication against and in respect of any and all Losses of Seller Indemnified Parties to the extent resulting or arising from:

(i)          any breach of the representations and warranties of Parent and Merger Sub set forth in this Agreement or any certificate delivered by them hereunder; or

(ii)         any breach or nonfulfillment of, or failure to comply with, any covenant or agreement of Parent or Merger Sub set forth in this Agreement.

(c)          To the extent permitted by Law, any payment pursuant to this ARTICLE IX shall be treated as an adjustment to the Merger Consideration.

Section 9.3.          Method of Asserting Claims, etc.

(a)          All claims for indemnification by any Indemnified Party hereunder shall be asserted and resolved as set forth in this Section 9.3. An Indemnified Party entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by, or an action, proceeding or investigation instituted by, any Person (whether or not a party to this Agreement) (an “Indemnity Claim”), must notify the Indemnifying Party in writing, and in reasonable detail, of the Indemnity Claim as promptly as practicable after such Indemnified Party learns of the Indemnity Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder unless the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such written notice (the “Claim Notice”) shall to the extent reasonably possible, set forth the amount or the estimated amount thereof (which estimate shall not be conclusive of the final amount of such claim and demand) along with copies of all written evidence thereof.

(b)          If an Indemnity Claim is made against an Indemnified Party by a third party (a “Third Party Claim”), such Indemnified Party shall promptly, but in no event more than 30 days following such Indemnified Party’s receipt of such Third Party Claim, deliver a Claim Notice to the Indemnifying Party with respect thereto; provided, however, that failure to provide such notice within the time period required shall not affect the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party was actually prejudiced as a result of such failure. The Indemnifying Party shall have ten (10) days from the date of personal delivery or mailing of the Claim Notice (the “Notice Period”) to notify the Indemnified Party in writing whether or not it shall defend the Indemnified Party against such Third Party Claim; provided that if the Indemnifying Party assumes such defense, such written notice shall include the assumption in full of all responsibility for any Losses arising from such Third Party Claim, subject to the limitations set forth in this ARTICLE IX. Notwithstanding the foregoing, without the prior written consent of the Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of any Third Party Claim described in a Claim Notice that (i) seeks an injunction or other equitable relief as a primary remedy, (ii) relates to or arises in connection with any criminal or quasi-criminal allegation, proceeding, action, indictment or investigation, (iii) in the reasonable judgment of the Indemnified Party, is likely to result in aggregate liability that will exceed the then remaining amount of the Cap or (iv) primarily relates to a claim or demand of, or a dispute with, a material customer of Seller. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to assume the defense of a Third Party Claim, except as herein provided, the Indemnifying Party shall have the right to do so by appropriate proceedings. If the Indemnifying Party has the right to and elects to assume the defense of a Third Party Claim, the Indemnifying Party shall select counsel, contractors and consultants of recognized standing and competence; shall take all steps reasonably necessary in the defense or settlement of such Third Party Claim; and shall diligently pursue the resolution of such Third Party Claim. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense; provided, however, that the Indemnifying Party shall pay all reasonable fees, costs and expenses of one outside counsel (in addition to local counsel) in connection with such participation (i) if it requests the Indemnified Party to participate or (ii) if in the opinion of outside counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make joint representation of the Indemnifying Party and the Indemnified Party impermissible under applicable standards of professional conduct. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, all of the parties hereto shall reasonably cooperate in the defense or prosecution thereof. Subject to attorney-client privilege, such cooperation shall include the retention and (upon the Indemnifying Party’s reasonable request) the provision to the Indemnifying Party of records and information which are relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that any out-of-pocket cost incurred by the Indemnified Party in connection with such cooperation shall be at the Indemnifying Party’s expense. If the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise a Third Party Claim with the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed); provided, however, that the Indemnifying Party may settle or compromise such a Third Party Claim without the prior written consent of the Indemnified Party if such settlement or compromise (x) provides solely for the payment of money by the Indemnifying Party and includes a complete and unconditional release of the Indemnified Party from all liability in respect of such Third Party Claim and (y) does not subject the Indemnified Party to any injunctive relief or other equitable remedy. If the Indemnifying Party does not defend the Indemnified Party against a Third Party Claim for which the Indemnifying Party has an indemnification obligation hereunder, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party shall have the right to defend and settle such Third Party Claim; provided that the amount of any such Third Party Claim, or, if the same be contested by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful, shall be the liability of the Indemnifying Party hereunder, subject to the limitations set forth in this ARTICLE IX, provided that whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not settle or compromise any Third Party Claim, or consent to the entry of any judgment, without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

Section 9.4.          Mitigation. Each of the parties agrees to take all reasonable steps to mitigate their respective Losses upon and after becoming aware of any event or condition that would reasonably be expected to give rise to any Loss that is indemnifiable hereunder.

Section 9.5.          Limitations on Indemnification.

(a)          Except with respect to breaches of the Seller Fundamental Representations and of the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and in Section 4.28 (Proxy Statement) and for Losses arising from Indemnifiable Taxes or fraud or material misrepresentation, the Member shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) (x) until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $125,000 (the “Basket Amount”), in which event the Member shall be obligated to indemnify the Parent Indemnified Parties for the entire amount of Losses from the first dollar without regard to the Basket Amount and (y) if the aggregate Losses of the Parent Indemnified Parties with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceed $6,000,000 (the “Cap”).

(b)          Notwithstanding anything in this Agreement to the contrary, except with respect to Losses resulting or arising from (i) Indemnifiable Taxes, (ii) breaches of the representations and warranties in Section 4.17 or (iii) fraud or material misrepresentation, the aggregate liability of the Seller Agreement Parties for Losses under Section 9.2(a) shall not in any event exceed the Merger Consideration.

(c)          For purposes of this ARTICLE IX, the determination of (i) whether there has been a breach of a representation or warranty and (ii) Losses resulting or arising from such breach shall be made without regard to any materiality qualification (including any reference to Business Material Adverse Effect or material adverse effect).

(d)          No right of indemnification hereunder shall be limited by reason of any investigation or audit conducted before or after the Closing or the knowledge of any party of any breach of a representation, warranty or covenant by the other parties at any time. The Indemnified Parties shall have the right, irrespective of any knowledge or investigations to rely fully on the representations warranties and covenants of the Parent and Merger Sub and the Seller Agreement Parties, as applicable, contained herein.

Section 9.6.          Losses Net of Insurance, etc. Payments for any Loss for which indemnification is provided shall be net of (i) any amounts actually recovered by the Indemnified Party (which shall include a party receiving payment) pursuant to any indemnification or other agreement with any third party and (ii) any insurance proceeds or other cash receipts or sources of reimbursement actually received as an offset against such Loss (net of any costs incurred to recover such amounts, proceeds or receipts and any increases in insurance premiums payable by the Indemnified Party attributable to such Loss); provided that the Indemnified Party shall be required to use commercially reasonable efforts to obtain all amounts described in clauses (i) – (ii) of this Section 9.6.

Section 9.7.          Right of Set-Off. Each Seller Agreement Party hereby authorizes Parent to set-off from the payment of any amount that may become due to the Seller Agreement Parties hereunder (including, without limitation, any payments under Section 2.8 and Section 2.9 and any payment to any Seller Indemnified Party under Section 9.2(b)). Such right of set-off shall not be Parent’s exclusive remedy hereunder, and nothing herein shall preclude the assertion by Parent of any other rights or remedies provided for in this Agreement.

Section 9.8.          Sole Remedy. The parties hereto acknowledge and agree that after the Closing, the indemnities provided in Section 9.2 shall be the sole and exclusive remedy of the parties at law or in equity for any breach of representation, warranty, covenant or agreement or other claim arising out of this Agreement, provided that nothing contained herein shall limit any party’s remedies in respect of any fraud or intentional misrepresentation or omission by any other party.

Section 9.9.          Limited Guarantee. In order to induce Parent to enter into this Agreement and for other good and valuable consideration, each of the WLES Members hereby irrevocably guarantees, on a joint and several basis, the payment of the obligations of the Seller Agreement Parties contained in this ARTICLE IX (the “Guaranteed Obligations”); it being agreed that without the prior written consent of Parent, the Seller Agreement Parties or the WLES Members shall not have a right to satisfy the Guaranteed Obligations from the Escrow Fund or pursuant to any set-off of any amounts payable under this Agreement, and the Parent Indemnified Parties shall not be required to seek recovery from the Escrow Fund or pursuant to any set-off of any amounts payable under this Agreement prior to seeking recovery from the WLES Members. Parent may, on behalf of the Parent Indemnified Parties, at its sole option, elect to assert a claim against the WLES Members with respect to the Guaranteed Obligations concurrently with or following the assertion of a claim against the Seller Agreement Parties; provided, that in no event shall the aggregate amount of the WLES Members’ liability under this section exceed the Merger Consideration, and in no event shall the Parent Indemnified Parties be entitled to any payment hereunder to the extent that such payment would constitute a duplicative payment for the same Losses. In the event the Member is dissolved or is otherwise, for any reason, unable or unwilling to financially satisfy any or all of its indemnification obligations contained in ARTICLE IX, the WLES Members shall, or shall cause their Affiliates with a financial credit and assets equal or greater to than the Member as of immediately prior to the Closing Date, satisfy such obligations. Any payment by the WLES Members hereunder shall, for all purposes of Section 9.5, be deemed to be a payment by the Seller Agreement Parties in respect of Section 9.2(a). The WLES Members here by acknowledge that the validity of this Section 9.9 shall not be affected or impaired by reason of any amendment, waiver, indulgence, forbearance or other variance by Parent or Merger Sub under or in respect of this Agreement, or any bankruptcy, insolvency, receivership or other such proceeding relating to the Seller Agreement Parties.

ARTICLE X

MISCELLANEOUS

Section 10.1.          Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, or by overnight courier service guaranteeing next day delivery and shall be deemed given when so delivered personally, or by facsimile upon electronic confirmation of receipt, or if mailed by overnight courier service guaranteeing next day delivery, one Business Day after mailing, or if mailed in any other way, then upon receipt, to the parties at the following addresses (or at such other address for a party as is specified by like notice):

If to Parent or Merger Sub, to:

c/o Universal Business Payment Solutions Acquisition Corporation

Radnor Financial Center

150 North Radnor Chester Road, Suite F-200

Radnor, PA 19087

Attention: Chief Executive Officer

Facsimile: (877) 861-8488

with a copy (which shall not constitute notice) to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Facsimile: (215) 994-2222

If to Seller or to the Member, to:

JetPay, LLC

3361 Boyington Dr.

Suite 180

Carrollton TX 75006

Attention: Trent Voigt

Facsimile: (972) 503-9100

with a copy to:

WLES L.P.

2233 Wolf Front Rd

Van Alstyne TX 75495

with a copy (which shall not constitute notice) to:

Scheef & Stone, L.L.P.

500 N. Akard, Suite 2700

Dallas, TX 75201
Attention: Brad L. Whitlock, Esq.

Facsimile: (214) 706-4242

If to WLES Members to:

WLES L.P.

2233 Wolf Front Rd

Van Alstyne TX 75495

Attention: Trent Voigt

Facsimile: (972) 503-9100

Section 10.2.          Exhibits and Schedules. All exhibits and schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed in all other sections of the Disclosure Schedule where it is reasonably apparent on its face that the matters so disclosed are applicable to such other sections. Disclosure of any item in a section of the Disclosure Schedule shall not be deemed an admission that such item represents a material item, fact, exception of fact, event or circumstance or that occurrence or non-occurrence of any change or effect related to such item would result in a Business Material Adverse Effect or a material adverse effect on the ability of any party to consummate any of the transactions contemplated hereby.

Section 10.3.          Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a Business Day.

Section 10.4.          Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, except as otherwise provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein; provided, however, that, if the Closing is consummated, all accountants fees and expenses incurred by any party hereto in connection with the preparation, filing, amendment and distribution of the Proxy Statement shall be paid by Parent. Any transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be paid, or caused to be paid, by the Seller Agreement Parties, and all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, fees and charges shall be filed by the party required by Law to file them.

Section 10.5.          Governing Law. This Agreement and the rights and duties of the parties hereto hereunder will be governed by and construed in accordance with the Laws of the Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the Laws of another jurisdiction. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that it is not subject to such jurisdiction. Each party hereby waives, and agrees not to assert, to the maximum extent permitted by Law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 10.1 or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

Section 10.6.          Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Section 10.7.          Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.

Section 10.8.          Titles and Headings. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

Section 10.9.          Entire Agreement. Except as otherwise contemplated herein, this Agreement and the Ancillary Agreements constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof (other than the Confidentiality Agreement). The parties acknowledge that each of the parties hereto participated in the drafting of this Agreement and the Ancillary Agreements and agree that any rule of Law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement or the Ancillary Agreements against the party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties, covenants and indemnification provisions hereof) and the terms of any other documents delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the parties acknowledge and agree that the terms of this Agreement shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the parties and their respective officers, directors, employees, stockholders and Affiliates with respect to the subject matter of such conflict or inconsistency.

Section 10.10.         Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by Law.

Section 10.11.         Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 10.5, in addition to any other remedy to which they are entitled at Law or in equity.

Section 10.12.         Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

Section 10.13.         Failure or Indulgence not Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 10.14.         Amendments. This Agreement may be amended, at any time prior to the Effective Time, by action taken by Parent and Seller, and after the Closing by the Member, Parent and the Surviving Entity. This Agreement (including the provisions of this Section 10.14) may not be amended or modified except by an instrument in writing signed on behalf of all of the parties required pursuant to the preceding sentence.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed as of the day and year first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

JP MERGER SUB, LLC

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: CEO and Secretary

JETPAY, LLC

By:	/s/ Trent Voigt
Name: Trent Voigt
Title: CEO

WLES, L.P.

By:	/s/ Trent Voigt
Name: Trent Voigt
Title: Managing Partner

Trent Voigt

/s/ Trent Voigt

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is entered into between Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“Parent”), and JetPay, LLC, a Texas limited liability company (“Seller”), effective as of August 9, 2012.

RECITALS

WHEREAS, Parent and Seller are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 6, 2012, by and among Parent, JP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent, Seller, WLES, L.P., a Texas limited partnership and Trent Voigt.

WHEREAS, in accordance with Section 10.15, the parties wish to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1.          Amendments.

i.            Section 9.5(a) of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

  Section 9.5 Limitations on Indemnification.

(a)          Except with respect to breaches of the Seller Fundamental Representations and of the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and in Section 4.28 (Proxy Statement) and for Losses arising from Indemnifiable Taxes or fraud or material misrepresentation, the Member shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $125,000 (the “Basket Amount”), in which event the Member shall be obligated to indemnify the Parent Indemnified Parties for the entire amount of Losses from the first dollar without regard to the Basket Amount; provided, however, that the maximum amount of aggregate Losses for which the Parent Indemnified Parties will be entitled to recover pursuant to Section 9.2(a)(i) is $6,000,000 (the “Cap”).

ii.         Section 10.6 of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

Section 10.6 Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void; provided, however, that Parent and/or the Surviving Entity may assign any or all of their respective rights and interests hereunder to its lenders as collateral security or to any party that is acquiring Parent and/or Surviving Entity in a change of control transaction, whether by merger, stock sale or sale of all or substantially all the assets of Parent and/or Surviving Entity. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

2.          Recitals, Definitions. The recitals are incorporated herein by reference. Any capitalized term not defined herein shall have the meaning ascribed to such term in the Merger Agreement.

3.          Ratification. In all respects not inconsistent herewith, the parties hereto ratify, affirm, and republish the Merger Agreement.

4.          Conflict with the Merger Agreement. Except as set forth herein, all other provisions of the Merger Agreement shall remain in full force and effect. To the extent any provision of this Amendment is inconsistent with the Merger Agreement, this Amendment will govern and control.

5.          Binding Effect. Except as otherwise provided in this Amendment to the contrary, this Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

7.          Counterparts. This Amendment may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have signed this Amendment as of the date first written above.

Universal business payment solutions acquisition corporation

By:	/s/Bipin C. Shah
Name:	Bipin C. Shah
Title:	Chief Executive Officer

JEtpay, llc

By:	/s/Trent Voigt
Name:	Trent Voigt
Title:	CEO

[Signature Page to JetPay Merger Agreement]

Annex B

AGREEMENT AND PLAN OF MERGER

by and among

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION,

ENZO MERGER SUB, INC.,

FRANCIS DAVID CORPORATION D/B/A ELECTRONIC MERCHANT SYSTEMS

THE STOCKHOLDERS OF SELLER

and

REPRESENTATIVE

Dated as of July 6, 2012

B-1

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

		Page

Section 10.10.	Entire Agreement	76

Section 10.11.	Severability	76

Section 10.12.	Specific Performance	76

Section 10.13.	Waiver of Jury Trial	76

Section 10.14.	Failure or Indulgence not Waiver	76

Section 10.15.	Amendments	77

Section 10.16.	Conflicts and Privilege	77

Annexes

Annex A	List of Stockholders
Annex B	Stockholder Allocation

Exhibits

Exhibit A	Employment Agreements
Exhibit B	Restrictive Covenant Agreement
Exhibit C	Certificate of Merger
Exhibit D	Waiver and Release
Exhibit E	Registration Rights Agreement
Exhibit F	Sample Working Capital Calculation
Exhibit G	Escrow Agreement
Exhibit H	Unit Purchase Agreement

-v-

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is dated as of July 6, 2012 and is among UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION, a Delaware corporation (“Parent”), ENZO MERGER SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), FRANCIS DAVID CORPORATION, an Ohio corporation (“Seller”), and the stockholders of Seller listed on Annex A (collectively, the “Stockholders” and together with Seller, the “Seller Agreement Parties”) and JAMES WEILAND, as representative of the Stockholders (the “Representative”).

WHEREAS, Seller is engaged in the business of providing payment processing services and related products and services to businesses (collectively, the “Business”);

WHEREAS, the parties intend to effect the merger of Merger Sub with and into Seller (the “Merger”), with Seller continuing as the surviving entity following the Merger;

WHEREAS, immediately following the Merger, Seller will acquire all of the outstanding interests in BizFunds pursuant to that certain Unit Purchase Agreement, dated as of the date hereof, by and between Seller, James Weiland Revocable Trust dated July 17, 2002, James Weiland, Trustee and Daniel J. Neistadt in the form attached as Exhibit H hereto (the “Unit Purchase Agreement”);

WHEREAS, the respective boards of directors or other governing bodies of Parent, Merger Sub and Seller have approved the form, terms, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, upon the terms of and subject to the conditions set forth herein;

WHEREAS, the board of directors of Parent has (i) determined that it is in the best interests of Parent and its stockholders to enter into this Agreement, (ii) resolved to submit this Agreement to the stockholders of Parent for their approval, and (iii) resolved to recommend approval of this Agreement and the transactions contemplated hereby by the stockholders of Parent;

WHEREAS, concurrently with this Agreement, (i) the Key Employees have entered into the employment agreements attached as Exhibit A hereto and (ii) James Weiland has entered into the restrictive covenant agreement attached as Exhibit B hereto;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1.          Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“401(k) Plan” has the meaning set forth in Section 7.6(d).

“Accounting Firm” means KPMG LLP.

“Active Stockholders” means James Weiland and each of the Key Employees.

“Additional Indemnification Matters” has the meaning set forth in Section 9.2(a)(iv).

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made; provided, however, that for purposes of this Agreement, Parent and its Subsidiaries, on the one hand, and Seller and its Subsidiaries, on the other hand, shall not be considered Affiliates of one another. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” means this Agreement and Plan of Merger.

“Ancillary Agreements” means the Key Employment Agreements, the restrictive covenant agreement with James Weiland, the Registration Rights Agreement, the Unit Purchase Agreement and the Escrow Agreement.

“Annual Statements of Operations” has the meaning set forth in Section 4.5(a).

“Antitrust Division” means the Antitrust Division of the United States Department of Justice.

“Assets” has the meaning set forth in Section 4.7(a).

“Balance Sheet Date” has the meaning set forth in Section 4.5(d).

“Balance Sheets” has the meaning set forth in Section 4.5(a)

“Basket Amount” has the meaning set forth in Section 9.5(a).

“Benefit Plan” means each (i) “employee benefit plan,” as defined in Section 3(3) of ERISA and (ii) all other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, employment, severance, salary continuation, termination, change-of-control, health, life, disability, group insurance, vacation, holiday and fringe benefit plan, program, contract, or arrangement (whether written or unwritten) maintained, contributed to, or required to be contributed to, by the Seller or any ERISA Affiliate for the benefit of any current or former employee, director, officer or independent contractor of the Seller or under which the Seller or any ERISA Affiliate have any liability.

“BizFunds” means BizFunds, LLC, an Ohio limited liability company.

“Business Day” means any day that is not a Saturday or Sunday, or other day on which commercial banks in the City of New York, New York are required or authorized by Law to be closed.

“Business Material Adverse Effect” means a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of Seller, or the ability of Seller to consummate the transactions contemplated by this Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which Seller operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable Law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event, excluding circumstances or events that are described in (a), (b), (c), (d), (f) or (g) of this definition, contributing to such failure may itself or in combination with other circumstances or events constitute a Business Material Adverse Effect), (f) actions required to be taken pursuant to this Agreement or taken with Parent’s consent and (g) the public announcement of the transactions contemplated by this Agreement, shall not constitute or be deemed to constitute a Business Material Adverse Effect and otherwise shall not be taken into account in determining whether a Business Material Adverse Effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on Seller relative to other Persons participating in the industry in which Seller operates.

“Business” has the meaning set forth in the recitals.

“Business Registered Intellectual Property” has the meaning set forth in Section 4.11(a).

“Cap” has the meaning set forth in Section 9.5(a).

“Cash and Cash Equivalents” means the sum of the fair market value (expressed in United States dollars) of all cash and cash equivalents of any kind (including bank account balances, marketable securities and short term investments) calculated in accordance with GAAP.

“Cash Merger Consideration” means $60,000,000, plus the Estimated Closing Net Working Capital Adjustment (which may be a negative number), plus the Estimated Closing Cash, minus the Estimated Closing Indebtedness, minus the Reserve Amount, minus any amounts paid by the Surviving Entity pursuant to the Unit Purchase Agreement, as adjusted herein.

“Certificate of Merger” has the meaning set forth in Section 2.2.

“Change of Control” means (a) the sale, lease, license, distribution, dividend or transfer, in one or a series of related transactions, of 50% or more of the assets of such Person and its subsidiaries taken as a whole, to a Person; or (b) a merger, consolidation or other business combination of such Person (or any subsidiary or subsidiaries that alone or together represent all or substantially all of such Person’s consolidated business at that time) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries that results in the stockholders of such Person (or such subsidiary or subsidiaries) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or a series of related transactions holding, directly or indirectly, less than 50% of the voting power of such Person (or such subsidiary or subsidiaries) or any successor, other entity or surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions.

“Claim Notice” has the meaning set forth in Section 9.3(a).

“Closing” has the meaning set forth in Section 3.1.

“Closing Cash” means the Net Cash Amount immediately prior to giving effect to the Closing minus the Required Cash.

“Closing Date” has the meaning set forth in Section 3.1.

“Closing Date Merger Consideration” means, collectively, the Cash Merger Consideration and the Common Stock Merger Consideration.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar applicable state law.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock Merger Consideration” means an aggregate of 3,333,333 shares of Parent Common Stock.

“Confidentiality Agreement” has the meaning set forth in Section 6.1.

“Contingency Cash Merger Consideration” has the meaning set forth in Section 2.9(a).

“Contingency Merger Consideration” has the meaning set forth in Section 2.9(b).

“Contingency Stock Merger Consideration” has the meaning set forth in Section 2.9(b).

“Contract” means, with respect to any Person, any agreement, indenture, debt instrument, contract, guarantee, loan, note, mortgage, license, lease, purchase order, delivery order, commitment or other arrangement, understanding or undertaking, whether written or oral, including all amendments, modifications and options thereunder or relating thereto, to which such Person is a party, by which it is bound, or to which any of its assets or properties is subject.

“Deferred Merger Consideration” has the meaning set forth in Section 2.7(a).

“Deferred Merger Consideration Letter of Credit” has the meaning set forth in Section 6.14.

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

“Disclosure Schedule” means the Disclosure Schedule delivered in connection with, and constituting a part of, this Agreement.

“Dispute Notice” has the meaning set forth in Section 2.8(d)

“Disputed Items” has the meaning set forth in Section 2.8(d)

“Effective Time” has the meaning set forth in Section 2.2.

“Employment Contracts” has the meaning set forth in Section 4.23.

“EMS Designee” has the meaning set forth in Section 6.22.

“Encumbrances”  means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment, right of first refusal, restriction, option, title defect or other similar encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other laws, which secures the payment of debt (including, without limitation, any Tax) or the performance of an obligation.

“Environmental Laws” mean any Laws relating to the protection of the environment, natural resources, pollution, or the treatment, storage, recycling, transportation, disposal, arrangement for treatment, storage, recycling, transportation, or disposal, handling or Release of or exposure to any Hazardous Substances (and including worker health or safety Laws as they relate to occupational exposure to Hazardous Substances).

“Environmental Permits” has the meaning set forth in Section 4.15(a)(i).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity that is considered a single employer with any Seller entity under Section 414 of the Code.

“Escrow Account” has the meaning set forth in Section 2.7(b).

“Escrow Agent” means JPMorgan Chase Bank, NA.

“Escrow Agreement” means an Escrow Agreement by and between Parent, the Representative and the Escrow Agent in the form attached hereto as Exhibit G.

“Estimated Closing Indebtedness” has the meaning set forth in Section 2.8(a).

“Estimated Closing Net Working Capital” has the meaning set forth in Section 2.8(a).

“Estimated Closing Statement” has the meaning set forth in Section 2.8(a).

“Estimated Net Working Capital Adjustment” has the meaning set forth in Section 2.8(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Seller Equity” has the meaning set forth in Section 4.4.

“Expenses” has the meaning set forth in Section 8.4(b).

“FCPA Laws” means the Foreign Corrupt Practices Act of 1977 and any other comparable Law governing corruption of foreign officials, including laws enacted through or under the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Financing” has the meaning set forth in Section 6.14.

“Final Adjustment” has the meaning set forth in Section 2.8(f).

“Final Closing Statement” has the meaning set forth in Section 2.8(c).

“Final Determination” has the meaning set forth in Section 2.8(e).

“Financial Information” has the meaning set forth in Section 4.5(b).

“GAAP” means generally accepted accounting principles as in effect in the United States at the time of the preparation of the relevant financial statement.

“Governmental Action/Filing” means any franchise, approval, permit, authorization, license, order, registration, certificate, variance, and other similar permit or right obtained from any Government Authority and all pending applications therefor.

“Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial (including any court or arbitrator (public or private)), regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

“Hazardous Substances” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, a pollutant, a contaminant or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Healthcare Reform Law” has the meaning set forth in Section 4.16(d).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HSR Filing” means the notification and report form required under the HSR Act to be filed with the United States Federal Trade Commission and the Antitrust Division in connection with the transactions contemplated by this Agreement.

“Indebtedness” without duplication, means all principal, interest, premiums or other obligations related to (a) all indebtedness for borrowed money, (b) all obligations for the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and consistent with past practice), including any earn-out, (c) all obligations evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (e) all obligations as lessee or lessees under leases that are required to be recorded as capital leases under GAAP (except for Indebtedness set forth on Section 1.1(c) of the Disclosure Schedule) (f) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than trade accounts payable in the ordinary course of business and consistent with past practice), (g) all obligations owing pursuant to factoring agreements for accounts receivable, (h) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (g) guaranteed directly or indirectly in any manner, or in effect guaranteed directly or indirectly through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, (i) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (h) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned (including accounts and contract rights), even though such Person has not assumed or become liable for the payment of such Indebtedness, (j) all accrued but unpaid interest (or interest equivalent) to the date of determination, any fees and expenses due and all prepayment premiums or penalties, related to any items of Indebtedness of the type referred to in the immediately preceding clauses (a) through (i), (k) all accrued but unpaid Taxes with respect to a taxable period, which, as of the Closing Date, are not yet required to be paid and (l) any Transaction Expenses; provided, however, that amounts owed to independent agents as a result of fee splitting or residual payment agreements entered into in the ordinary course of business shall not be considered Indebtedness.

“Indemnifiable Taxes” means, without duplication, any and all Tax liabilities with respect to the Seller Entities, their assets or operations that are (i) attributable to any taxable period ending on or before the Closing Date or (ii) attributable to the portion of a Straddle Period treated as ending with the Closing Date. With respect to clause (a)(ii) of this definition, the Taxes attributable to the portion of a Straddle Period treated as ending with the Closing Date shall (x) in the case of Taxes that are either based upon or related to income or receipts or imposed in connection with any sale, transfer or assignment or any deemed sale, transfer or assignment of property (real or personal, tangible or intangible) other than Transfer Taxes, be deemed equal to the amount that would be payable if the taxable year ended at the end of the day on the Closing Date, except that Tax Returns properly covered by Treasury Regulation section 1.1502-76(b)(1)(ii)(A)(2) or any other similar state Law shall not be treated as Tax Returns relating to taxable periods that begin before but do not end on the Closing Date and (y) in the case of Taxes (other than those described in clause (x)) imposed on a periodic basis with respect to the business or assets of Seller or otherwise measured by the level of any item, be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction the numerator of which is the number of calendar days in the portion of the Straddle Period ending before the Closing Date and the denominator of which is the number of days in the entire relevant Straddle Period. For purposes of clause (x) of the preceding sentence, any exemption, deduction, credit or other item that is calculated on an annual basis (including depreciation and amortization deductions) shall be allocated in accordance with clause (y) of the preceding sentence.

“Indemnified Party” means the party entitled to indemnification pursuant to ARTICLE IX.

“Indemnifying Party” means the party required to indemnify the other party pursuant to ARTICLE IX.

“Indemnity Claim” has the meaning set forth in Section 9.3(a).

“Initial Adjustment” has the meaning set forth in Section 2.8(b)

“Insurance Policies” has the meaning set forth in Section 4.21.

“Intellectual Property” means all rights arising anywhere in the world in or under: registered and unregistered trademarks and applications for registration of same, service marks, trade names, logos, slogans, trade dress, domain names and other indicators of source (and all goodwill associated with any of the foregoing); copyrights, copyright registrations and applications for copyright registration, including any copyrights arising in computer software or corollary database rights, and mask work rights; patents, patent applications (including all reissues, divisions, continuations, continuations in part and extensions thereof); inventions, invention disclosures, trade secrets, formulae, processes, methodologies, know-how and any other intellectual property or proprietary rights and any licenses related to any of the foregoing.

“Interim Balance Sheets” has the meaning set forth in Section 4.5(b).

“Interim Financials” has the meaning set forth in Section 4.5(b).

“Key Employee Agreement” means each employment agreement with the Key Employees.

“Key Employees” means each of Daniel Neistadt and Paul O’Neil.

“Law” means any law, statute, directive, ordinance, regulation, rule, writ, judgment, order, decree or other regulation or legal requirement (including common law) of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 4.9(a).

“Leases” has the meaning set forth in Section 4.9(a).

“Legal Proceeding” means any judicial, administrative or arbitral action, complaint, suit, mediation, investigation, proceeding or claim (including counterclaim) by or before a Governmental Authority.

“Losses” means actual losses, claims, damages, settlements, judgments, awards, fines, fees (including reasonable attorneys’ fees), charges, liabilities, penalties and costs and expenses (including reasonable costs of investigation, remediation or other response actions) of any nature, but excluding incidental, consequential or punitive damages or any liability for lost profits or the like or any liability based on multiple of profits, multiple of cash flows or similar valuation methodology.

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” means, collectively, the Cash Merger Consideration, the Common Stock Merger Consideration, the Contingency Stock Merger Consideration and the Deferred Merger Consideration.

“Merger Sub” has the meaning set forth in the preamble.

“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.

“NASDAQ” means the NASDAQ Capital Market.

“Net Cash Amount” means, as of any date, the aggregate amount of Seller Entities’ Cash and Cash Equivalents on hand or in bank accounts as of such date minus the aggregate amount of outstanding and unpaid checks issued by the Seller Entities as of such date.

“Net Working Capital” means the amount (which may be a negative or positive number) of the difference between (a) all current assets of the Seller Entities (including, without limitation, deposits and other credits not accounted for as Cash, accounts receivable, inventory, prepaid expenses, the current portion of investments in capitalized leases where any Seller Entity is the lessor, the current portion of deferred equipment costs under Seller’s terminal placement program and the current portion of notes receivable but not the Net Cash Amount), and (b) all current liabilities of the Seller Entities (including, without limitation, the current portion of capital lease liability, accounts payable and accrued expenses or other debits and the current portion of deferred revenue), in each case, determined on a consolidated basis in accordance with GAAP applied consistently with the principles applied in the preparation of the Interim Balance Sheets and excluding current and deferred tax assets and liabilities. The accounts receivable and deferred revenue of BizFunds shall be treated as current hereunder.

“Notice Period” has the meaning set forth in Section 9.3(b).

“OGCL” means the General Corporation Law of the State of Ohio, as amended from time to time.

“Organizational Documents” has the meaning set forth in Section 2.3.

“Other Filings” has the meaning set forth in Section 6.8(a).

“Outside Date” has the meaning set forth in Section 8.1(b).

“Parent” has the meaning set forth in the preamble.

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Founders” means, collectively, Bipin C. Shah and Peter Davidson.

“Parent Indemnified Parties” has the meaning set forth in Section 9.2(a).

“Parent Preferred Stock” has the meaning set forth in Section 5.7(a).

“Parent SEC Documents” has the meaning set forth in Section 5.6(a).

“Parent Stockholder Approval” has the meaning set forth in Section 6.8(a).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 6.8(a).

“Parent’s Knowledge” means the actual knowledge of the individuals, after due inquiry, of the individuals set forth in Section 1.1(a) of the Disclosure Schedule.

“Parent’s Organizational Documents” means the restated certificate of incorporation and amended and restated by-laws of Parent, as may be amended from time to time.

“Payoff Letters” has the meaning set forth in Section 6.15.

“Permits” means any franchise, approval, permit, authorization, license, order, registration, certificate, variance and other similar permit or rights obtained from any Governmental Authority necessary or advisable for the operations of the business of Seller and all pending applications therefor.

“Permitted Encumbrances” means (a) easements, rights-of-way, restrictions and other similar defects or imperfections of title, charges and encumbrances of record not in the aggregate detracting materially from the use or value of the assets subject thereto, (b) Encumbrances for Taxes and other government charges and assessments not yet due and payable, (c) landlords’, lessors’, warehousemens’, employees’, materialmens’, mechanics’, carriers’, workmen’s, repairmen’s, statutorily imposed or other like Encumbrances arising or incurred in the ordinary course of business for amounts not yet due and payable, (d) Encumbrances arising under original purchase price, conditional sales contracts and equipment leases with third-parties, in each case solely to the extent set forth on Schedule 1.1(d) of the Disclosure Schedule, (e) Encumbrances and other similar restrictions of record with respect to the Leased Real Property, zoning, building codes and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such Leased Real Property and do not materially interfere with the present use of the Leased Real Property, (f) Encumbrances securing Indebtedness to be repaid and released in connection with the Closing (g) deposits or pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, (h) Encumbrances resulting from fee splitting or residual payment agreements entered into with independent agents in the ordinary course of business and (i) restrictions placed on deposits held by third parties relating to bank card processing.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a Governmental Authority.

“Post Execution Parent Fees and Expenses” has the meaning set forth in Section 10.4.

“Pre-Closing Losses” has the meaning set forth in Section 6.19(b).

“Pre-Closing Tax Return” has the meaning set forth in Section 6.21.

“Press Release” has the meaning set forth in Section 6.9.

“Prior Period Returns” means Tax Returns required or permitted to be filed for taxable periods that end on or prior to the Closing Date.

“Prospectus” has the meaning set forth in Section 6.10.

“Proxy Statement” has the meaning set forth in Section 6.8(a).

“Registration Rights Agreement” means a Registration Rights Agreement by and between Parent and the Stockholders in the form attached hereto as Exhibit E.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” has the meaning set forth in the recitals.

“Required Cash” means a Net Cash Amount equal to $1,500,000.

“Reserve Amount” means $500,000.

“Restricted Period” has the meaning set forth in Section 6.12.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Agreement Party” has the meaning set forth in the preamble.

“Seller Entities” means, collectively, Seller, BizFunds and each Subsidiary of such entities.

“Seller Fundamental Representations” has the meaning set forth in Section 9.1(a)(i).

“Seller Indemnified Parties” has the meaning set forth in Section 9.2(b).

“Seller’s Knowledge” means the actual knowledge of the individuals set forth in Section 1.1(b) of the Disclosure Schedule.

“Shareholders’ Agreement” means that certain Close Corporation and Shareholders’ Agreement dated January 26, 1999 by and among Seller and the Shareholders.

“Stock Restriction Agreements” means, collectively, (i) the Stock Restriction Agreement dated December 19, 2008 by and between Seller and Daniel Neistadt and (ii) the Stock Restriction Agreement dated December 30, 2011 by and among Seller, Paul Augustin O’Neil Revocable Trust U/A/D August 20, 2002 and Paul O’Neil.

“Stockholder Allocation” has the meaning set forth in Section 2.7.

“Stockholders” has the meaning set forth in the preamble.

“Straddle Period” means any taxable period that includes, but does not end on, the Closing Date.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.

“Surviving Entity” has the meaning set forth in Section 2.1.

“Target Net Working Capital” means $1,500,000.

“Tax” means (a) any and all income taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings, or profits) and all gross receipts, estimated, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, or windfall profit taxes, environment, alternative, or add-on minimum taxes or other taxes, fees, assessments, or charges in the nature of taxes, together with any interest, penalty or additions to tax or additional amounts, whether disputed or not, in each case imposed by a Governmental Authority, whether computed on a separate, consolidated, unitary, combined or any other basis), or (b) any liability in respect of Taxes described in the immediately preceding clause (a) that is payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise. The definition of “Tax” includes any interest, penalties, additions to tax or additional amounts that relate to taxes for any period, or a portion of any period, ended on or before the Closing Date, regardless of whether such items are incurred, accrued, assessed or similarly charged on, before or after the Closing Date.

“Tax Contest” has the meaning set forth in Section 6.22.

“Tax Return” means any return, report, information return or other document (including any related or supporting information), including any schedule or attachment thereto, including any amended Tax Return or declaration of estimated Tax, filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment, or collection of any Tax paid or payable or the administration of any laws, regulations, or administrative requirements relating to any such Tax.

“Terminating Agreements” means the Shareholders’ Agreement and the Stock Restriction Agreements.

“Territory” shall mean the United States.

“Third Party Claim” has the meaning set forth in Section 9.3(b).

“Transaction” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transaction Form 8-K” has the meaning set forth in Section 6.9.

“Transaction Expenses” means the aggregate amount of all expenses incurred on or before the Closing and payable by the Seller to third parties and incurred in connection with the preparation, execution and consummation of the transactions contemplated by this Agreement, including, but not limited to: (i) fees and disbursements of attorneys, accountants financial advisors and other advisors and service providers (including, without limitation, any broker, finder or similar fee due or payable to any Person), and (ii) any sale bonus, stay bonus, retention bonus, change in control bonus or similar bonus, in each case which becomes payable in connection with the consummation of the transactions contemplated by this Agreement; provided, however, that Post Execution Parent Fees and Expenses shall not be deemed to be Transaction Expenses and shall be paid by Parent in accordance with Section 10.4 hereof.

“Transfer Taxes” means any real property transfer, transfer gains, documentary, sales, use, stamp, registration or similar Taxes, fees or charges (including any penalties and interest) which become payable in connection with the Merger pursuant to this Agreement.

“Transferred Employees” means the employees of Seller as of the Effective Time.

“Trust” has the meaning set forth in Section 10.8.

“Trust Account” has the meaning set forth in Section 6.10.

“Trust Account Claim” has the meaning set forth in Section 6.10.

“Unit Purchase Agreement” has the meaning set forth in the recitals.

“Unresolved Items” has the meaning set forth in Section 2.8(e).

“Updated Schedules” has the meaning set forth in Section 6.19.

“Voting Matters” has the meaning set forth in Section 6.8(a).

“Warrant Redemption” has the meaning set forth in Section 2.9(a).

“Year-End Balance Sheets” has the meaning set forth in Section 4.5(a).

“Year-End Financial Statements” has the meaning set forth in Section 5.5(a).

Section 1.2.          Interpretation.

(a)          References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.

(b)          A “month” or a “quarter” means a calendar month or quarter (as the case may be).

(c)          References to “$” or “dollars” refer to lawful currency of the United States.

(d)          Writing includes typewriting, printing, lithography, photography, email and other modes of representing or reproducing words in a legible and non-transitory form.

(e)          The terms “include” and “including” and words of similar import are to be construed as non-exclusive (so that, by way of example, “including” means “including without limitation”).

(f)          Unless the context of this Agreement otherwise requires (i) words using a singular or plural number also include the plural or singular number, respectively, (ii) the terms “hereof,” “herein,” “hereby” and any derivative thereof or similar words refer to this entire Agreement, (iii) the masculine gender includes the feminine and neuter genders, (iv) any reference to a Law, an agreement or a document will be deemed also to refer to any amendment, supplement or replacement thereof, and (v) whenever this Agreement refers to a number of days, such number refers to calendar days unless such reference specifies Business Days.

(g)          Terms defined in this Agreement by reference to any other agreement, document or instrument have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

(h)          The term “foreign” means non-United States.

ARTICLE II

THE MERGER

Section 2.1.          The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub shall, pursuant to the provisions of the DGCL, be merged with and into Seller and the separate corporate existence of Merger Sub shall thereupon cease in accordance with the provisions of the DGCL. Seller shall be the surviving entity in the Merger and shall continue to exist as a wholly owned Subsidiary of Parent (the “Surviving Entity”). The Merger shall have the effects specified in the DGCL.

Section 2.2.          Certificate of Merger. On the Closing Date, the parties hereto shall cause a certificate of merger substantially in the form attached hereto as Exhibit C (the “Certificate of Merger”) to be properly executed and filed in accordance with the relevant provisions of the DGCL and OGCL, as applicable, and shall make or cause to be made all other filings or recordings required under the DGCL and the OGCL. The Merger shall be effective at the time and on the date set forth in the Certificate of Merger filed with respect thereto in accordance with the DGCL and the OGCL (the “Effective Time”).

Section 2.3.          Organizational Documents. Except to the extent amended pursuant to the applicable Certificate of Merger, the articles of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time (collectively, the “Organizational Documents”) shall be the articles of incorporation and bylaws of the Surviving Entity and shall continue in full force and effect until further amended in the manner prescribed by the provisions of the DGCL.

Section 2.4.          Officers. The officers of Seller immediately prior to the Effective Time shall be the officers of the Surviving Entity and will hold office in accordance with the Organizational Documents until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in the manner provided in the Organizational Documents and otherwise in accordance with applicable Law.

Section 2.5.          Board of Directors. The board of directors of Merger Sub immediately prior to the Effective Time shall be the board of directors of the Surviving Entity and will hold office in accordance with the Organizational Documents until the earlier of its dissolution or until its successor is duly selected and qualified in the manner provided in the Organizational Documents and otherwise in accordance with applicable Law.

Section 2.6.          Effect of Merger on Equity Interests in Seller.

(a)          At the Effective Time, all of the equity interests of Seller that were issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Seller or the Stockholders, be cancelled and automatically deemed for all purposes to represent the right to receive the Merger Consideration, and, except as otherwise provided herein, each Stockholder shall cease to have any other rights in and to Seller with respect thereto. From and after the Effective Time, any certificate representing interests in the Seller shall be deemed for all purposes to represent the right to receive the Merger Consideration, into which such Existing Seller Equity represented thereby was exchanged in accordance with this Agreement without surrender or exchange of such certificate.

(b)          Parent or Merger Sub or anyone acting on their behalf shall be entitled to deduct and withhold from the payment of any Merger Consideration, Contingency Merger Consideration or Deferred Merger Consideration otherwise payable pursuant to this Agreement to any Person such amounts as are required to be deducted and withheld with respect to the making of any such payment under any applicable Tax law, unless Parent, Merger Sub or the Person acting on their behalf has received from the recipient of such payment satisfactory documentation establishing an exemption from such withholding Tax. To the extent that amounts are so withheld and paid to the proper Governmental Authority pursuant to any applicable Tax law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made.

Section 2.7.          Merger Consideration.

(a)          On the Closing Date, as promptly as practicable after the Effective Time, Parent shall cause the Closing Date Merger Consideration to be paid or issued to the Stockholders in accordance with the terms and conditions of this Agreement and the allocation of the Merger Consideration set forth on Annex B hereto (the “Stockholder Allocation”). Additionally, on the 18 month anniversary of the Closing Date, Parent shall cause $10,000,000 in cash (the “Deferred Merger Consideration”) to be paid to the Stockholders in accordance with the terms and conditions of this Agreement and the allocation provided by the Representative prior to such 18 month anniversary.

(b)          To secure payment of the Deferred Merger Consideration, at the Closing Parent shall deposit $10,000,000 in cash into an escrow account (the “Escrow Account”) with the Escrow Agent, and Parent, the Representative and the Escrow Agent shall enter into the Escrow Agreement to govern the holding, investment, reinvestment and release of the assets held in the Escrow Account. The assets held in the Escrow Account shall be held as a trust fund and shall not be subject to any Lien, trustee process or other judicial process of any creditor of Parent. Parent shall be solely responsible for any fees and costs of the Escrow Agent.

(c)          From and after the date hereof and until the Effective Time, the Common Stock Merger Consideration and the Contingency Stock Merger Consideration shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock), cash dividend, reorganizations, recapitalizations, reclassifications, combinations, exchanges or other like change with regard to the Parent Common Stock.

Section 2.8.          Cash Merger Consideration Adjustment.

(a)          At the Closing, the Cash Merger Consideration shall be subject to adjustment based on (i) the estimated Net Working Capital as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the “Estimated Closing Net Working Capital”), (ii) the estimated Closing Cash as of the close of business of the Closing Date, immediately prior to giving effect to the Closing (the “Estimated Closing Cash”) and (iii) any Indebtedness of the Seller Entities that has not been paid as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the “Estimated Closing Indebtedness”). A sample calculation of Estimated Net Working Capital is set forth on Exhibit F attached hereto. A written statement (the “Estimated Closing Statement”) setting forth (i) a balance sheet of the Seller Entities as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets, and (ii) the Seller’s calculations of (x) the Estimated Closing Net Working Capital, (y) the Estimated Closing Cash and (z) the Estimated Closing Indebtedness, shall be provided by Seller to the Parent no later than the close of business of the fifth (5th) Business Day preceding the Closing Date. The Estimated Closing Statement, and all components thereof, shall be prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets. Parent shall be entitled to review, comment on and request reasonable changes to the Estimated Closing Statement and Seller shall provide Parent and its representatives with reasonable access following prior notice, to the books and records of the Seller Entities that relate to the Estimated Closing Statement prior to the Closing Date in connection with such review. Seller shall accept reasonable changes proposed by Parent in good faith. If the parties are unable to reach agreement on any of the proposed changes, the Estimated Closing Statement (and the components thereof) as prepared by Seller shall control solely for purposes of the payments to be made at Closing and shall not limit or otherwise affect Parent’s remedies under this agreement or otherwise constitute an acknowledgement by Parent of the accuracy of the estimate.

(b)          If the Estimated Closing Net Working Capital is less than the Target Net Working Capital, the Cash Merger Consideration payable at the Closing shall be reduced by an amount equal to such deficiency. If the Estimated Closing Net Working Capital is greater than the Target Net Working Capital, the Cash Merger Consideration payable at the Closing shall be increased by such excess. The adjustment made pursuant to the two immediately preceding sentences is referred to herein as the “Estimated Net Working Capital Adjustment.” The adjustment made to Cash Merger Consideration in this paragraph (b) and based on the Estimated Closing Indebtedness is referred to herein as the “Initial Adjustment” and shall be subject to subsequent adjustment as provided in paragraphs (c), (d) and (e) below.

(c)          Within 45 days after the Closing Date, the Surviving Entity shall prepare or cause to be prepared, at its own expense, and deliver to the Representative together with all work papers and back-up materials relating thereto, a written statement setting forth (i) a balance sheet of the Seller Entities as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets, and (ii) the Surviving Entity’s final calculations of (y) the Estimated Closing Net Working Capital and (z) the Estimated Closing Indebtedness (together with the balance sheet referred to in clause (i) above and the statement in clause (ii) above, the “Final Closing Statement”).

(d)          During the 30-day period immediately following the Representative’s receipt of the Final Closing Statement, the Representative will be permitted to review, during normal business hours and upon reasonable notice, the Surviving Entity’s books and records and the working papers related to the preparation of the Final Closing Statement. The Final Closing Statement (including the determinations included therein) will become final, binding and conclusive upon the Surviving Entity and the Representative (a) on the 30th day following the Representative’s receipt thereof, unless the Surviving Entity receives from the Seller prior to such 30th day written notice of the Representative’s disagreement (a “Dispute Notice”) with any account or determination set forth in the Final Closing Statement or (b) on such earlier date as the Representative notifies the Surviving Entity that it does not dispute the Final Closing Statement. Any Dispute Notice will specify in reasonable detail the nature and dollar amount of any disagreement so asserted (collectively, the “Disputed Items”). The Dispute Notice shall be limited to disputes or objections based on mathematical errors or based on the final calculations contained in the Estimated Closing Net Working Capital, the Estimated Closing Cash and the Estimated Closing Indebtedness not being calculated in accordance with the terms hereof. If the Representative timely delivers a Dispute Notice, then the determination of the Cash Merger Consideration (in accordance with the resolution described in clause (x) or (y) below, as applicable) will become final, binding and conclusive upon the Surviving Entity and the Representative on the first to occur of (x) the date on which the Surviving Entity and the Representative resolve in writing all differences they have with respect to the Disputed Items or (y) the date on which all of the Disputed Items that are not resolved by the Surviving Entity and the Representative in writing are finally resolved in writing by the Accounting Firm in accordance with Section 2.8(e). The Representative shall be deemed to have agreed with all amounts and items contained in the Final Closing Statement to the extent such amounts and items are not raised in the Dispute Notice.

(e)          During the 30 days following delivery of a Dispute Notice, the Surviving Entity and the Representative will seek in good faith to resolve in writing any differences that they have with respect to all of the Disputed Items. Any Disputed Item resolved in writing by the Surviving Entity and the Representative will be deemed final, binding and conclusive on Parent and the Representative. If the Surviving Entity and the Representative do not reach agreement on all of the Disputed Items during such 30-day period (or such longer period as they shall mutually agree), then at the end of such 30-day (or longer) period the Surviving Entity and the Seller will submit all unresolved Disputed Items (collectively, the “Unresolved Items”) to the Accounting Firm to review and resolve such matters. The parties shall instruct the Accounting Firm (i) not to assign a value to any item in dispute greater than the greatest value or lower than the lowest value assigned by the Surviving Entity or the Representative, (ii) to make a final determination (the “Final Determination”) not later than 30 calendar days following submission of the Unresolved Items to the Independent Accounting Firm and (iii) to otherwise make its determination consistent with the terms of this Agreement. The Accounting Firm will act as an expert and not an arbitrator in conducting its services and may consider only those items which the Representative and Parent are unable to resolve. The Accounting Firm’s determination shall be based solely on written submissions of the Representative and Parent (i.e., not on an independent review). The Final Determination will be final, binding and conclusive on the Surviving Entity and the Representative, effective as of the date the Accounting Firm’s written determination is received by the Surviving Entity and the Representative. Each party will bear its own legal, accounting and other fees and expenses of participating in such dispute resolution procedure. The fees and expenses of the Accounting Firm shall be allocated between the Representative (on behalf of the Stockholders in accordance with their respective Stockholder Allocation), on the one hand, and Parent, on the other hand, based upon the percentage that the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For illustrative purposes only, if Parent contests $500 of the Estimated Closing Net Working Capital claimed by the Representative, and if the Accounting Firm ultimately resolves the dispute by awarding the Stockholders $300 of the $500 contested, then the costs and expenses of the Accounting Firm will be allocated 60% (i.e., 300 ÷ 500) to Parent and 40% (i.e., 200 ÷ 500) to the Representative (on behalf of the Stockholders in accordance with their respective Stockholder Allocation).

(f)          Upon the determination, in accordance with Sections 2.8(c), (d) and (e) above, of the Final Closing Statement and any Final Determination made, the Cash Merger Consideration shall be recalculated using the amounts so determined pursuant to Sections 2.8(c), (d) and (e) above in lieu of the amounts used in the Initial Adjustment. The adjustment, if any, made pursuant to this paragraph (f) is referred to herein as the “Final Adjustment.” If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is greater than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then Parent shall pay or cause to be paid the amount of such excess to the Representative for distribution among the Stockholders in accordance with the Stockholder Allocation, such payment to be made in cash or same-day funds within three (3) Business Days after determination of the Final Adjustment. If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is less than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then the amount of such deficiency shall be set off against the Deferred Merger Consideration.

Section 2.9.          Contingency Merger Consideration. In addition to the Closing Date Merger Consideration payable pursuant to Section 2.7 above, the Stockholders shall be entitled to receive:

(a)          $5,000,000 in cash (the “Contingency Cash Merger Consideration”), if on or prior to the fifth anniversary of the Closing Date (the “Forfeiture Date”), Parent becomes entitled to consummate a redemption of any of the warrants issued in connection with Parent’s initial public offering (the “Warrant Redemption”); and

(b)          1,666,666 shares of Parent Common Stock (the “Contingency Stock Merger Consideration” and, together with the Contingency Cash Merger Consideration, the “Contingency Merger Consideration”) if on or prior to the Forfeiture Date the Warrant Redemption occurs;

provided, that on the Forfeiture Date, to the extent that the Stockholders have not become entitled to any portion of the Contingency Stock Merger Consideration pursuant to this Agreement, the shares of Parent Common Stock representing such portion of the Contingency Stock Merger Consideration shall be forfeited and cancelled by Parent; provided further, that if at any time prior to the Forfeiture Date Parent enters into a binding agreement that would result in a Change of Control of Parent if the transactions contemplated thereby were consummated, the Contingency Merger Consideration shall become payable upon the consummation of such Change of Control transaction and each of the Stockholders shall be entitled to receive the Contingency Merger Consideration in accordance with the Stockholder Allocation. The Contingency Cash Merger Consideration earned and payable shall be paid within two (2) Business Days to the Representative to be distributed among the Stockholders. Parent shall deliver or arrange to be delivered certificates representing the Contingency Stock Merger Consideration, within five (5) Business Days of it being earned and payable, to each Stockholder in accordance with the allocation provided by the Representative to the Parent.

Section 2.10.         Representative. Each of the Seller Agreement Parties hereby agrees that James Weiland shall be appointed as the Representative and as the attorney-in-fact for and on behalf of each Stockholder, and is hereby authorized to take any and all actions and make any and all decisions required or permitted to be taken by him under this Agreement or any Ancillary Agreement to which any Stockholder is a party, including the exercise of the power to (a) resolve any Disputed Items with respect to the Final Closing Statement (b) agree to, negotiate, enter into settlements and compromises of and comply with orders of courts with respect to any indemnification claims, (c) resolve any indemnification claims, and (d) take all actions necessary in the judgment of the Representative for the accomplishment of the other terms, conditions and limitations of this Agreement, the Ancillary Agreements and any transactions contemplated herein and therein. Accordingly, the Representative has the authority and power to act on behalf of each Stockholder with respect to this Agreement or any Ancillary Agreement to which any Stockholder is a party. Each Stockholder will be bound by all actions taken by the Representative in connection with this Agreement and Parent shall only be required to acknowledge or act upon a written communication signed by the Representative. Such agency may be changed with respect to the Representative by the majority of the Stockholders represented thereby; provided, however, that the Representative may not be removed unless any such majority agrees to such removal and to the identity of the substituted agent. Notwithstanding the foregoing, the Representative may resign at any time by providing written notice of intent to resign to each Stockholder, which resignation shall be effective upon the earlier of (i) thirty (30) calendar days following delivery of such written notice or (ii) the appointment of a successor by the relevant majority. No bond shall be required of the Representative and the Representative shall not receive any compensation for its services. The Representative shall not be liable to the Stockholders for any act done or omitted hereunder as the Representative while acting in good faith and in the exercise of reasonable judgment, even if such act or omission constitutes negligence on the part of the Representative. The Representative shall only have the duties expressly stated in this Agreement and shall have no other duty, express or implied. The Representative may engage attorneys, accountants and other professionals and experts and pay for such services out of the Reserve Amount. The Representative may in good faith rely conclusively upon information, reports, statements and opinions prepared or presented by such professionals, and any action taken by the Representative based on such reliance shall be deemed conclusively to have been taken in good faith and in the exercise of reasonable judgment. The Stockholders shall jointly and severally indemnify the Representative and hold the Representative harmless against any loss, liability or expense incurred on the part of the Representative (so long as the Representative was acting in good faith in connection therewith) and arising out of or in connection with the acceptance or administration of the Representative’s duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Representative.

Section 2.11.         Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Seller or Merger Sub, the officers and board of directors of the Surviving Entity will be fully authorized in the name of Seller or Merger Sub, as the case may be, to take and shall take any and all such lawful and necessary action.

ARTICLE III

CLOSING

Section 3.1.          Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104, at 10:00 A.M. on the second Business Day following the satisfaction or waiver of the conditions set forth in ARTICLE VII (other than those conditions that by their terms cannot be satisfied until the Closing, but subject to the satisfaction or waiver thereof), or on such other date and time and at such other place as Parent and Seller shall mutually agree. The date of the Closing is herein called the “Closing Date.” For financial accounting and Tax purposes, to the extent permitted by Law, the Closing shall be deemed to have become effective as of 11.59 P.M. on the Closing Date.

Section 3.2.          Deliveries and Proceedings at Closing. Subject to the terms and conditions of this Agreement, at the Closing:

(a)          the Seller Agreement Parties, as applicable, shall deliver or cause to be delivered to Parent and Merger Sub:

(i)          the certificates and other documents required to be delivered pursuant to Section 7.2; and

(ii)         a receipt for the payment and issuance of the Closing Date Merger Consideration duly executed by each Stockholder.

(b)          Parent and the Merger Sub shall:

(i)          deliver or cause to be delivered the Cash Merger Consolidation by wire transfer of immediately available funds;

(ii)         deliver or cause to be delivered the certificates and other documents required to be delivered pursuant to Section 7.3;

(iii)        deliver or cause to be delivered to the Representative, for the benefit of the Stockholders in accordance with the Stockholder Allocation, by wire transfer of immediately available funds, cash equal to the Reserve Amount; and

(iv)        pay on behalf of Seller all Indebtedness set forth on the Estimated Closing Statement (including, without limitation, the Transaction Expenses) in accordance with the Payoff Letters delivered in accordance with Section 6.15 hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE Seller Agreement PARTIES

Except for the representations and warranties contained in Section 4.4(b) and Section 4.25, which are made by the Stockholders individually and not jointly, Seller and the Stockholders hereby jointly and severally represent and warrant to Parent and Merger Sub as of the date of this Agreement and as of the Closing Date as follows:

Section 4.1.          Organization and Qualification; Subsidiaries. Each Seller Entity is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and has all requisite entity power and authority to carry on its business as it now is being conducted. Each Seller Entity is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions listed in Section 4.1 of the Disclosure Schedule, which are the only jurisdictions where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except as set forth on Section 4.1 of the Disclosure Schedule or where the failure to be so qualified or in good standing would not reasonably be expected to have a Business Material Adverse Effect. Except as set forth in Section 4.1 of the Disclosure Schedule, all of the outstanding capital stock and other equity interests of each Subsidiary of Seller are owned directly or indirectly by Seller, free and clear of all Encumbrances. True and complete copies of the certificate of incorporation, bylaws or other organizational documents of each Seller Entity, as amended to date have been previously delivered to Parent and Merger Sub.

Section 4.2.          Authorization. The execution, delivery and performance by each Seller Agreement Party of this Agreement and the Ancillary Agreements to which each Seller Agreement Party is a party and the consummation by each Seller Agreement Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Seller Agreement Party, as the case may be. This Agreement has been, and each Ancillary Agreement to which any Seller Agreement Party is a party will be, duly and validly executed and delivered by each Seller Agreement Party that is a party thereto. Assuming due authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes, and each Ancillary Agreement will when executed and delivered constitute, the valid and binding obligation of each Seller Agreement Party that is party thereto, enforceable against such Seller Agreement Party in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.3.          No Conflict. Except as set forth in Section 4.3 of the Disclosure Schedule, the execution, delivery and performance by each Seller Agreement Party of this Agreement and any Ancillary Agreement to which such Seller Agreement Party is a party, and the consummation by each Seller Agreement Party of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or the lapse of time, or both, (x) violate any provision of Law to which such Seller Agreement Party is subject, (y) violate any provision of the certificate of incorporation, bylaws or other organizational documents of such Seller Agreement Party, or (z) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, or result in or permit the termination or amendment of any provision of or require the consent of any third party under, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any asset of any Seller Agreement Party pursuant to, or give to others any interests or rights therein under, any Contract to which any Seller Agreement Party is a party or by which any Seller Agreement Party or Seller Subsidiary may be bound except, in the case of clauses (x) and (z), for any such violations, breaches or defaults, or for any such consents the failure of which to be obtained that, individually or in the aggregate, would not reasonably be expected to have a Business Material Adverse Effect.

Section 4.4.          Capitalization.

(a)          Section 4.4(a) of the Disclosure Schedule lists for each Seller Entity, the amount of its authorized capital stock, the amount of its outstanding capital stock and the owners of such outstanding capital stock (such outstanding capital stock collectively, the “Existing Seller Equity”). All of the Existing Seller Equity is duly authorized, validly issued, fully paid, and non-assessable, was not issued in violation of the terms of its organizational documents, any agreement or other understanding binding upon Seller, and was issued in compliance with all Law. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of any Seller Entity, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating any Seller Entity to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the capital stock of any Seller Entity. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between any Seller Entity on the one hand and any Person on the other hand with respect to the Existing Seller Equity of Seller. Other than another Seller Entity as listed in Section 4.4(a) of the Disclosure Schedule, none of the Seller Entities owns, directly or indirectly, any stock of or any other equity interest in any other Person.

(b)          Each Stockholder has good and valid title to the number of securities of the Seller Entity set forth beside such Stockholder’s name in Section 4.4(b) of the Disclosure Schedule, free and clear of all Encumbrances except for those disclosed in Section 4.4(b) of the Disclosure Schedule. Except for the securities of such Seller Entity set forth in Section 4.4(b) of the Disclosure Schedule, no Stockholder owns any equity interests in any Seller Entity or any subscriptions, warrants, options, or rights to purchase any such equity interests or shares of capital stock or any securities convertible into or exchangeable for such equity interests or shares of capital stock.

Section 4.5.          Financial Statements.

(a)          Section 4.5 of the Disclosure Schedule sets forth (i) the audited consolidated balance sheets of each Seller Entity as of December 31, 2011 (the “Balance Sheets”), 2010 and 2009 (the “Year-End Balance Sheets”), and (ii) the related audited consolidated statements of income, stockholders’ equity (deficit) and cash flows of each Seller Entity for the fiscal years ended December 31, 2011, 2010 and 2009 (the “Annual Statements of Operations” and, together with the Year-End Balance Sheets, the “Year-End Financial Statements”).

(b)          Section 4.5 of the Disclosure Schedule sets forth (i) the unaudited consolidated balance sheet of each Seller Entity as of May 31, 2012 (the “Interim Balance Sheets”), and (ii) the related unaudited consolidated statements of income, stockholders’ equity (deficit) and cash flows of each Seller Entity for the 5 month period ended May 31, 2012 (collectively, the “Interim Financials” and, together with the Year-End Balance Sheets and the Annual Statements of Operations, the “Financial Information”).

(c)          The Financial Information has been derived from the books and records of the Seller Entities. The Year-End Financial Statements have been prepared in accordance with GAAP, each of the balance sheets in the Financial Information fairly presents in all material respects the consolidated financial condition of Seller as of its respective date, and each statement of income in the Financial Information fairly presents in all material respects the results of operations of Seller for the period covered thereby. The Interim Financials have been prepared in accordance with GAAP except for the absence of footnotes and year-end adjustments, that if presented, would not differ materially from the Year-End Financial Statements.

(d)          The statutory books, records and accounts of each Seller Entity have been maintained in accordance with all applicable Laws. The statutory books, records and accounts of Seller are in the possession (or under the control) of each Seller Entity.

(e)          There exist no liabilities or obligations of any Seller Entity that are required by GAAP to be disclosed, reflected or reserved against in the Financial Statements except (i) as disclosed, reflected or reserved against in the Interim Balance Sheets, (ii) for items specifically disclosed on Section 4.5(e) of the Disclosure Schedule, (iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2011 (the “Balance Sheet Date”), and (iv) for liabilities that would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

(f)          The Seller Entities maintain a standard system of accounting established and administered in accordance with GAAP. The Seller Entities’ auditors did not note any material weaknesses in internal controls for the year ending December 31, 2011.

Section 4.6.          Absence of Certain Changes or Events.

(a)          Except as set forth in Section 4.6(a) of the Disclosure Schedule, since the Balance Sheet Date, each Seller Entity has in all material respects conducted the Business in the ordinary course of business consistent with past practice.

(b)          Except as set forth in Section 4.6(b) of the Disclosure Schedule, there has been no Business Material Adverse Effect, nor has any event or circumstance or series of related events or circumstances, occurred that would, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

(c)          Without limiting the foregoing, except as set forth in Section 4.6(c) of the Disclosure Schedule, since the Balance Sheet Date, there has not occurred any action, event, development, occurrence or failure to act that, if it had occurred after the date hereof, would have required the consent of Parent pursuant to Section 6.2.

Section 4.7.          Title. Each Seller Entity has good and marketable title to, or otherwise has the right to use pursuant to a valid and enforceable lease, license or similar contractual arrangement, all of its assets and properties (including those reflected on the Interim Balance Sheets, but excluding any such assets and properties sold, consumed, or otherwise disposed of in the ordinary course of business since the Balance Sheet Date) free and clear of all Encumbrances, except for Permitted Encumbrances (collectively, the “Assets”). The Assets owned or leased by any Seller Entity are in the possession of or under the control of such Seller Entity. The Assets are adequate for the purposes for which they are presently used in the conduct of the Business. Except (i) as set forth on Section 4.7 of the Disclosure Schedule, the Assets will constitute on the Closing Date substantially all of the assets and rights necessary to conduct the Business in substantially the same manner as the Business is presently conducted. Except as set forth on Section 4.7 of the Disclosure Schedule, all of the Assets owned or leased by the Seller Entities, including without limitation those that are reflected on the Balance Sheets, which are necessary for the operation of the Business as currently conducted, are in good operating condition and repair (except for ordinary wear and tear and routine maintenance in the ordinary course of business), and usable in a manner consistent with their respective current use. To Seller’s Knowledge, there are no facts or conditions affecting any material Assets that would reasonably be expected, individually or in the aggregate, to interfere with the current use, occupancy or operation of such Assets.

Section 4.8.          Owned Real Property. No Seller Entity owns, or has owned at any time prior hereto, a freehold estate in any real property.

Section 4.9.          Leases.

(a)          Section 4.9(a) of the Disclosure Schedule sets forth a true, correct and complete list of all leases, subleases, licenses or other agreements (the “Leases”) for the use and occupancy of real property to which any Seller Entity is a party (the “Leased Real Property”). True, correct and complete copies of all Leases and all amendments, modifications and supplemental agreements thereto have previously been delivered to Parent. The term and rentals of each Lease are accurately set forth therein. The Leases are in full force and effect, and are binding and enforceable against each Seller Entity and, to the knowledge of the Seller, each of the parties thereto, in accordance with their respective terms and, except as set forth on Section 4.9(a) of the Disclosure Schedule, have not been modified or amended. The Seller Entities have accepted possession of the Leased Real Property demised pursuant to the Leases and are in actual possession thereof and have not sublet, assigned, encumbered or hypothecated their leasehold interest or granted any right of occupancy, possession or enjoyment of any of the Leased Real Property to any other Person. Except as set forth in Section 4.9(a) of the Disclosure Schedule, no Seller Entity is obligated to pay any leasing or brokerage commission relating to any Lease that has not already been paid and none will have any obligation to pay any leasing or brokerage commission upon the renewal of any Lease. No construction, alteration or other leasehold improvement work required by any of the Leases remains to be paid for or to be performed by any Seller Entity. No Seller Entity has any obligation to provide any deposits, letters of credit or other credit enhancements to retain its rights under any Lease (except as otherwise provided in such Lease) or otherwise operate its business at the applicable Leased Real Property.

(b)          Each Seller Entity enjoys peaceful and undisturbed possession of the Leased Real Property sufficient for current use and operations. Each Seller Entity enjoys peaceful and undisturbed possession of the Leased Real Property sufficient for current use and operations. To Seller’s Knowledge, (i) there are no material eminent domain, condemnation or other similar proceedings pending or threatened against any Seller Entity or otherwise affecting any portion of the Leased Real Property, and, no Seller Entity has received any notice of the same, (ii) the current use of the Leased Real Property in the conduct of the Business does not violate any instrument of record or agreement affecting the Leased Real Property, and there is no violation of any covenant, condition, restriction, easement or order of any Governmental Authority having jurisdiction over the Leased Real Property, or the use or occupancy thereof, except for such violations as would not materially interfere with the continued use and operations of the Leased Real Property to which they relate or materially adversely affect the value thereof for its current use, (iii) the Leased Real Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use and similar applicable laws, rules and regulations affecting the Leased Real Property, and no Seller Entity has received any notice of any material violation or claimed material violation by any of them of any such laws, rules and regulations with respect to the Leased Real Property which have not been resolved, (iv) there are no proposed special assessments, or proposed material changes in property tax or land use or other Laws affecting the Leased Real Property, (v) there is no pending or threatened litigation, investigation or other proceeding that would interfere with the use or quiet enjoyment of the Leased Real Property by a Seller Entity prior to or after the Closing, (vi) all Permits required in connection with the operation of the Leased Real Property and all improvements thereon and the conduct of the Business thereon have been duly obtained, are in full force and effect and no proceedings are pending or threatened which could lead to a revocation or other impairment of any thereof, (vii) the water, gas, electricity and other utilities serving the Leased Real Property are adequate to service the normal operations of the applicable Seller Entity at the Leased Real Property, and (viii) the building and other improvements at the Leased Real Property are structurally sound and the systems located therein are in good working order and condition in all material respects.

Section 4.10.         Working Capital Assets. All of the outstanding accounts and notes receivable of any Seller Entity have arisen in the ordinary course of business in connection with bona-fide business transactions, and the amounts of accounts and notes receivable reflected in the Financial Information were recorded in accordance with GAAP consistently applied.

Section 4.11.         Intellectual Property.

(a)          Section 4.11(a) of the Disclosure Schedule lists, as of the date hereof, all issued patents, registered trademarks, registered copyrights, mask work registrations, registered domain names and all applications for the registration or issuance of any of the foregoing owned by a Seller Entity (collectively, the “Business Registered Intellectual Property”), indicating as to each item as applicable: (i) the owner; (ii) the jurisdictions in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the dates of application, issuance or registration of the item.

(b)          Each item of the Business Registered Intellectual Property is (i) subsisting in good standing, and not the subject of any pending or threatened proceeding before any Governmental Authority challenging its extent, validity, enforceability or the respective Seller Entity’s ownership thereof, and (ii) to Seller’s Knowledge, valid and enforceable. Each Seller Entity has taken or will take prior to the Closing Date, or has caused or will cause its Affiliates to take prior to the Closing, steps reasonably necessary to cause all necessary registration, maintenance and renewal fees due for payment no later than the Closing Date in connection with such Business Registered Intellectual Property to be paid in a timely manner. All registration, maintenance and renewal documents, declarations, affidavits and other filings due no later than the Closing Date and necessary to maintain such Business Registered Intellectual Property against cancellation or abandonment have been or will be filed, paid or taken in a timely manner with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.

(c)          Section 4.11(c) of the Disclosure Schedule lists, as of the date hereof, all material written licenses, sublicenses, consents and other agreements:

(i)          by which a Seller Entity is authorized to use Intellectual Property that is used by a Seller Entity in its business; and

(ii)         by which any Seller Entity authorizes a third party to use any Intellectual Property owned by such Seller Entity.

Except as set forth in Section 4.11(c) of the Disclosure Schedule, Seller has delivered or made available to Parent copies of all of the licenses, sublicenses, consents and other agreements described in the preceding clauses (i) and (ii) that are true, correct and complete in all material respects, together with all material amendments thereto.

(d)          Each employee and third party contractor, subcontractor, consultant and agent engaged by a Seller Entity in the development of any Intellectual Property used in the Business (including, for the avoidance of doubt, any computer software developed for use in the Business) has executed and delivered to the applicable Seller Entity valid and enforceable assignments of Intellectual Property rights sufficient to vest irrevocably in such Seller Entity all right, title and interest in, including all Intellectual Property rights arising under, any such development.

(e)          The Seller Entities have taken commercially reasonable steps to protect the material confidential information and trade secrets of the Business.

(f)          Each Seller Entity owns all right, title and interest in and to, or has a valid and enforceable license, sublicense, or right to use, all of the Intellectual Property used in the Business, free and clear of all Encumbrances.

(g)          Except as set forth in Section 4.11(g) of the Disclosure Schedule, no computer software owned, purported to be owned, or developed for use in the Business includes, comprises or was developed using any software subject to open source, “copyleft” or similar licensing terms, including the GNU General Public License, where such use or incorporation would (i) dedicate to the public domain such software, (ii) otherwise require the free licensure of such software or public disclosure of the source code of such software to other Persons, or (iii) prevent a Seller Entity from claiming ownership of or otherwise enforcing Intellectual Property rights in such software.

(h)          No Seller Entity has any pending, unresolved notice, claim, demand or other assertion from any other Person, including for the avoidance of doubt, any cease and desist letter or offer of license, (i) alleging any infringement, dilution or misappropriation by a Seller Entity of any other Person’s Intellectual Property, (ii) challenging or questioning the right of a Seller Entity to use any of the Intellectual Property used in connection with the operation and conduct of the Business or (iii) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by a Seller Entity. Except as set forth in Section 4.11(h) of the Disclosure Schedule, to Seller’s Knowledge (i) the operation of the Business as currently conducted does not infringe upon, violate or constitute misappropriation of the Intellectual Property of any other Person, and (ii) to Seller’s Knowledge, the Intellectual Property owned or licensed by the Seller Entities or used in the operation of the Business has not been infringed, diluted or misappropriated by any other Person. Except as set forth in Section 4.11(h) of the Disclosure Schedule, no Seller Entity is a party to, and no Intellectual Property owned by a Seller Entity is the subject of, any pending, or to Seller’s Knowledge, threatened proceedings or actions before any Governmental Authority (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) which involves a claim of infringement, unauthorized use, or violation of any Intellectual Property of any third party or a challenge by a third party to the ownership, use, validity or enforceability of any of any such Intellectual Property. Except as set forth in Section 4.11(h) of the Disclosure Schedule, there are no unsatisfied judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator) against any Seller Entity with respect to Intellectual Property owned by or licensed to any Seller Entity, and no Seller Entity is in breach or violation of any such orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator).

Section 4.12.         Contracts. Section 4.12 of the Disclosure Schedule sets forth a complete and accurate list of all of the following Contracts to which any Seller Entity is a party or by which it is bound:

(a)          Contracts for the sale of any of the material assets of any Seller Entity other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any of such assets other than in the ordinary course of business;

(b)          Contracts for joint ventures, partnerships or sharing of profits or proprietary information (except for fee splitting or residual payment agreements entered into with independent agents in the ordinary course of business);

(c)          Contracts containing covenants not to compete with the Business in any geographical area or not to solicit or hire any Person with respect to employment or Contracts containing covenants of any other Person not to compete with the Seller in any line of business or in any geographical area or not to solicit or hire any Person with respect to employment except, with respect to covenants not to solicit or hire, for any such Contracts in the ordinary course with customers and suppliers;

(d)          Contracts entered into since January 1, 2007 relating to the acquisition (by merger, purchase of stock or assets or otherwise) of any operating business or material assets or the capital stock of any other Person, including Contracts relating to the purchase of residuals but solely to the extent that the purchase price exceeds $100,000;

(e)          Contracts evidencing Indebtedness (whether incurred, assumed, guaranteed or secured by any Asset);

(f)          Except for Contracts with electronic transfer companies (e.g., Visa and MasterCard) entered into in the ordinary course of business, any Contract under which any Seller Entity is required to provide continuing indemnification or a guarantee of obligations of any Person in excess of $100,000;

(g)          any Contract under which any Seller Entity has advanced or loaned any amount to any of its managers, directors or executive officers;

(h)          any Contract between any Seller Entity, on the one hand, and any of their respective managers, directors or executive officers, on the other hand, other than the Employment Contracts;

(i)          Contracts required to be listed in Section 4.11(c) of the Disclosure Schedule;

(j)          collective bargaining Contracts;

(k)          Contracts with (i) suppliers of any Seller Entity that involve payments in excess of $100,000 per year or (ii) customers of any Seller Entity that involve credit card volume in excess of $5,000,000 during the 12-month period ending April 30, 2012;

(l)          Any Contract with a Governmental Authority (excluding Contracts where the Governmental Authority is a customer of the Seller Entity);

(m)        any Contract under which any Seller Entity is obligated to make any capital commitment or expenditure in excess of $100,000;

(n)         Contracts for the storage, treatment, disposal, recycling, investigation, removal or remediation of Hazardous Substances;

(o)          Contracts providing for indemnification of any officer or director of a Seller Entity, other than any existing directors’ and officers’ insurance policy and as provided in organizational documents of such Seller Entity, as currently in effect;

(p)          All agent Contracts where either (i) the 2011 taxable compensation paid to such agent exceeds $100,000 or (ii) where such agent submitted in excess of 50 new merchant applications during the 2011 calendar year; and

(q)          other Contracts (other than those listed in clauses (a) through (n) of this Section 4.12 and other than the Employment Contracts) (A) with a term longer than 90 days from the date hereof that involve payments by any Seller Entity in excess of $100,000 per year; or (B) with a term of less than one (1) year from the date hereof that involve payments by any Seller Entity in excess of $100,000, that are not terminable without liability, premium or penalty on less than 30 days’ notice.

Except as set forth in Section 4.12 of the Disclosure Schedule, and assuming due authorization, execution and delivery by the other parties thereto, each Contract listed in Section 4.12 of the Disclosure Schedule, each Employment Contract and each Lease listed in Section 4.9 of the Disclosure Schedule is valid and is binding on each Seller Entity party thereto and, to Seller’s Knowledge, each other party thereto and is in full force and effect. Except as set forth in Section 4.12 of the Disclosure Schedule, no Seller Entity, nor, to Seller’s Knowledge, any other party thereto is in default or breach in any material respect under the terms of, nor has any Seller Entity received any notice of any material default or breach under, any such Contract or Lease, and no event or circumstance has occurred that, with the passage of time or the giving of notice or both, would constitute a material default thereunder or would permit material modification, acceleration, or termination of any such Contract or Lease or the loss of any material benefit thereunder. Except as set forth in Section 4.12 of the Disclosure Schedule, Seller has delivered or made available to Parent true, correct and complete copies of all Contracts listed in Section 4.12 of the Disclosure Schedule and of all Employment Contracts, together with all amendments thereto.

Section 4.13.         Litigation. Except for collections lawsuits filed by a Seller Entity against merchants in the ordinary course of business and not involving amounts under dispute in excess of $25,000, and except as set forth in Section 4.13 of the Disclosure Schedule, there is no Legal Proceeding pending or, to Seller’s Knowledge, threatened, against a Seller Entity or any of its assets (or, to Seller’s Knowledge, against any of the officers or directors of any Seller Entity related to their business duties, which interfere with their business duties, or as to which any Seller Entity has any indemnification obligations) at law, in equity or otherwise, in, before, or by, any Governmental Authority. Except as set forth in Section 4.13 of the Disclosure Schedule, there are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against a Seller Entity or any of its assets, or with respect to the Business.

Section 4.14.         Compliance with Laws. Since January 1, 2008, each Seller Entity has been in compliance in all material respects with all applicable Laws. Except as set forth in Section 4.14 of the Disclosure Schedule, since January 1, 2008, no Seller Entity has received any written notice of any violation of applicable Law. Except as set forth in Section 4.14 of the Disclosure Schedule, each Seller Entity has all Permits required to conduct its respective Business. Each Permit is in full force and effect and each Seller Entity is in compliance with each such Permit in all material respects.

Section 4.15.         Environmental Matters.

(a)          Except as set forth in Section 4.15 of the Disclosure Schedule:

(i)           Each Seller Entity is and has been in compliance in all material respects with all Environmental Laws, which compliance includes obtaining, maintaining in good standing, applying for timely renewal of and complying in all material respects with all Permits required by applicable Environmental Laws (“Environmental Permits”);

(ii)         No Seller Entity has received any, and to Seller’s Knowledge there are no unresolved written or otherwise unambiguous, notices, citations, summonses, orders, complaints, penalties, claims, investigations, requests for information, demands or reviews by any Governmental Authority or any other Person in connection with the Business (x) with respect to any material violation or alleged material violation of or material liability under any applicable Environmental Law, (y) with respect to any alleged failure to have or comply with any material Environmental Permit or (z) with respect to the exposure to, presence, Release, treatment, storage, disposal, transportation, or the making of arrangements for the treatment, storage, disposal or transportation, of any Hazardous Substance, in each case that would reasonably be expected to give rise to any material liability of any Seller Entity under any Environmental Laws and, to Seller’s Knowledge, no such notice, citation, summons, order, complaint, penalty, claim, investigation, request for information, demand or review against or involving any Seller Entity or the Business has been threatened by any Governmental Authority or other Person;

(iii)        no Releases of Hazardous Substances by any Seller Entity or, to Seller’s Knowledge, by any other Person, have occurred at or from any Leased Real Property or any property formerly owned, operated or leased by Seller (while owned, operated or leased by any Seller Entity), in each case that would individually or in the aggregate reasonably be expected to result in any material liability of any Seller Entity;

(iv)        to Seller’s Knowledge, none of the Seller Entities has expressly assumed or undertaken, or expressly agreed to assume or undertake, responsibility for any known, unknown or contingent liability or obligation (including any obligation for investigation, remediation or other response action) of any other Person relating to or arising out of any actual or alleged (A) violation of Environmental Law, or (B) exposure to or presence or Release of any Hazardous Substance;

(v)         the Seller Entities have delivered or made available to Parent complete and correct copies of all studies, reports, surveys, assessments, audits, correspondence, investigations, analyses, tests, and other documents (whether in hard copy or electronic form) in the possession, custody or control of any Seller Entity regarding the presence or alleged presence of, or exposure to, Hazardous Substances or regarding compliance with applicable Environmental Law, that are material to a reasonable understanding of the past, current and future liabilities of Seller; and

(vi)        to Seller’s Knowledge, no facts, events, circumstances or conditions exist, or existed, with respect to any Seller Entity, the Business, any Leased Real Property or any real property formerly owned, operated or leased by any Seller Entity or in connection with the Business that would reasonably be expected to result (with or without notice or lapse of time or both) in any Seller Entity incurring a material liability pursuant to Environmental Law or in connection with any Hazardous Substance.

(b)          The parties acknowledge and agree that the Seller Entities make no representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances except as set forth in this Section 4.15, Section 4.3, Section 4.5, Section 4.12, Section 4.13 and Section 4.18 and notwithstanding anything to the contrary contained in this Agreement, no other section of this Agreement will be deemed to constitute a representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances.

Section 4.16.         Employee Benefit Matters.

(a)          Section 4.16(a) of the Disclosure Schedule sets forth a list of each Benefit Plan. None of the Benefit Plans are maintained, contributed to or required to be contributed to outside the United States.

(b)          As applicable with respect to the Benefit Plans, Seller has delivered to Parent, true and complete copies of (i) each Benefit Plan, including all amendments thereto (and in the case of an unwritten Benefit Plan, a written description thereof), (ii) the current summary plan description and each summary of material modifications thereto, (iii) the most recent Internal Revenue Service determination or opinion letter, (iv) the three most recently filed annual reports (Form 5500 and all schedules thereto), (v) the three most recent summary annual reports, financial statements and trustee reports, and (vi) all records, notices and filings made, or received, by the Seller Entities or any ERISA Affiliate during the last three years concerning IRS or DOL audits or investigations and “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)          Each Seller Entity and each ERISA Affiliate is in compliance in all material respects with the provisions of ERISA, the Code and other Laws applicable to the Benefit Plans. Each Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA and the Code. Each Benefit Plan, which is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, and which is intended to meet the qualification requirements of Section 401(a) of the Code, is maintained in the form of a volume submitter plan, the sponsor of which has received an opinion letter from the IRS to the effect that such volume submitter specimen plan is acceptable with respect to the qualification of such Benefit Plan under Section 401(a) of the Code and each such Benefit Plan is so qualified and exempt from federal income taxes.

(d)          Each Seller Entity and each ERISA Affiliate has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to each Benefit Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code. Each Benefit Plan is in material compliance with the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act (collectively, the “Healthcare Reform Law”), to the extent applicable. With respect to any Benefit Plan, no Seller Entity or any ERISA Affiliate has sought reimbursement under the retiree reinsurance program provided for in the Healthcare Reform Law.

(e)          All payments under the Benefit Plans, except those to be made from a trust qualified under Section 401(a) of the Code and those to be made from fully insured Benefit Plans, for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected in the Financial Information.

(f)          No Seller Entity, nor any ERISA Affiliate, or, to Seller’s Knowledge, any fiduciary, trustee or administrator of any Benefit Plan, has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in, any transaction with respect to any Benefit Plan which would subject any such Benefit Plan, any Seller Entity, any ERISA Affiliate, Merger Sub, the Surviving Entity or Parent or any of its Affiliates to a tax, penalty or liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(g)          No Benefit Plan is now or at any time has been subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA. No asset of any Seller Entity, and no asset of any ERISA Affiliate which is to be acquired by Parent or any of its Subsidiaries pursuant to this Agreement, is subject to any lien under Code Section 401(a)(29), ERISA Section 302(F), Code Section 412(n) or ERISA Section 4068 or arising out of any action filed under ERISA Section 4301(b).

(h)          No Seller Entity nor any ERISA Affiliate thereof has ever contributed to or been required to contribute to, or incurred any withdrawal liability, within the meaning of Section 4201 of ERISA, to any Multiemployer Plan, nor does any Seller Entity or any ERISA Affiliate thereof have any potential withdrawal liability arising from a transaction described in Section 4204 of ERISA.

(i)          No Benefit Plan provides benefits, including death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by law or (ii) death or retirement benefits under a plan qualified under Section 401(a) of the Code.

(j)          The execution of, and performance of the transactions contemplated by this Agreement will not either alone or in connection with any other event(s) (i) result in any payment becoming due to any employee, former employee, director, officer, or independent contractor of the Seller Entities, (ii) increase any amount of compensation or benefits otherwise payable under any Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Benefit Plan, (iv) require any contributions or payments to fund any obligations under any Benefit Plan or (v) limit the right to merge, amend or terminate any Benefit Plan. No payment which is or may be made by, from or with respect to any Benefit Plan, to any employee, former employee, director, officer or independent contractor of the Seller Entities, either alone or in conjunction with any other payment, event or occurrence, will or could reasonably be characterized as an “excess parachute payment” under Section 280G of the Code. No such employee, former employee, director, officer or independent contractor of Seller has any “gross up” agreements or other assurance of reimbursement for any Taxes resulting from any such “excess parachute payments.”

(k)          There are no pending audits or investigations by any Governmental Authority involving any Benefit Plan and no threatened or pending material claims (except for individual claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan, nor, to Seller’s Knowledge, are there any facts which could reasonably give rise to any material liability in the event of any such audit, investigation, claim, suit or proceeding.

(l)          Each Benefit Plan that constitutes a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Benefit Plan is subject to tax under Section 409A of the Code.

(m)          No Seller Entity or any ERISA Affiliate thereof has any commitment to modify or amend any Benefit Plan (except as required by Law or to retain the tax qualified status of any Benefit Plan). No Seller Entity or any ERISA Affiliate thereof has any commitment to establish any new benefit plan, program or arrangement.

Section 4.17.         Taxes. Except as set forth in Section 4.17 of the Disclosure Schedule:

(a)          Seller is and has been an S corporation within the meaning of section 1361 of the Code since its inception and under the Laws of each jurisdiction listed on Section 4.17(a) of the Disclosure Schedule, and is not an S-corporation in any other jurisdiction which Seller is qualified to do business or may be subject to Tax, and shall maintain such S corporation status for U.S. federal income tax purposes and in each such jurisdiction listed on Section 4.17(a) of the Disclosure Schedule until the Closing Date. Seller’s sole Subsidiary is EMS Advertising and Promotions, Inc., which is treated as a C corporation for all U.S. federal, state and local income Tax purposes. The Seller has provided, or caused to be provided, to Parent the materials listed opposite each jurisdiction identified on Section 4.17(a) of the Disclosure Schedule with regard to Seller’s S corporation election with respect to such jurisdiction.

(b)          All material Tax Returns required to be filed on or before the Closing Date by or on behalf of each Seller Entity have been timely filed. All such Tax Returns are true, correct and complete in all material respects and have been prepared in material compliance with all applicable Laws. All Taxes due and owing by each Seller Entity (whether or not shown on a Tax Return) have been timely paid.

(c)          Each Seller Entity has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any Person, and all material forms and Tax Returns required to be prepared in connection therewith have been properly completed and timely provided to or filed with the appropriate Person.

(d)          To Seller’s Knowledge, no claim has been made by any Governmental Authority in any jurisdiction where any Seller Entity does not file Tax Returns that such non-filing entity is, or may be, subject to Tax by that jurisdiction. Seller is not aware of a reasonable factual basis for such a claim or assertion with respect to Tax periods ending on or before the Closing Date.

(e)          No extensions or waivers of statutes of limitations extending the time to collect or assess any Tax have been given or requested with respect to any Taxes of any Seller Entity and are currently in effect and no Seller Entity is currently the beneficiary of any extension in time within which to file any Tax return.

(f)          All deficiencies asserted, or assessments made, against any Seller Entity as a result of any audit or examination by any Governmental Authority have been fully paid.

(g)          To Seller’s knowledge, no Seller Entity is currently the subject of a Tax audit or examination. No Seller Entity has received from any Tax authority any (i) written notice or any other notice indicating an intent to open a Tax audit or review of any Tax Return, (ii) request for additional information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Tax authority against any Seller Entity.

(h)          There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon any of the assets of any Seller Entity.

(i)          No Seller Entity is a party to, or is bound by, any Tax indemnity, Tax-sharing or Tax allocation agreement, or is otherwise liable for the Taxes of any Person, whether by agreement, under any applicable Law, or otherwise including any terminated agreement as to which any Seller Entity could have any continuing liabilities on or after the Closing Date, provided, however, there are allocation provisions in BizFunds’ Operating Agreement.

(j)          Except for BizFunds, no Seller Entity is, and none of the assets of any Seller Entity is an interest in, an entity that is treated as a partnership for Tax purposes, and no Seller Entity is a party to any joint venture, arrangement, or contract that could be treated as a partnership for U.S. federal income Tax purposes.

(k)          No Seller Entity has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method, and no Governmental Authority has proposed any such adjustment or change in accounting method; (ii) an application pending with any Governmental Authority requesting permission for any changes in accounting methods; or (iii) been the subject of a Tax ruling that would have continuing effect after the Closing Date.

(l)          Except as set forth in the last sentence of this Section 4.17(l), no Seller Entity will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for any taxable period ending on or prior to the Closing Date; (ii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Law); (iii) installment or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received or recorded on or prior to the Closing Date. Parent and Merger Sub acknowledge that Seller is a cash basis taxpayer and that Seller will need to convert to the accrual method of accounting as a result of the transactions contemplated herein and Seller (and not the Stockholders) will be responsible for including Seller’s cash basis accounts receivables in its income and the Stockholders shall have no indemnification obligation for any taxes related to such receivables.

(m)          No Seller Entity has (i) engaged in any reportable transaction as defined in Section 6707A(c)(i) of the Code or a listed transaction as defined in Treasury Regulation section 1.6011-4(b), or (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign Law that would have continuing effect after the Closing.

(n)          No Seller Entity is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any similar provision of state, local or foreign Law).

(o)          No Seller Entity (i) is a party to any “closing agreements” described in Section 7121 of the Code (or any comparable provision of state, local or foreign Law) or (ii) has requested or received any Tax ruling, in either case that would have continuing effect after the Closing Date.

(p)          No Seller Entity (i) is or could be liable for any Tax under Section 1374 of the Code (or any corresponding or similar provision of state, local, or foreign Law) with respect to periods ending prior to the end of the day on the Closing Date; (ii) has, in the past ten years, (A) acquired assets from another corporation in a transaction in which the Tax basis was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (B) acquired the stock of any corporation that is a "qualified subchapter S subsidiary" within the meaning of Section 1361(b)(3)(B) of the Code.

(q)          No Seller Entity has been included in an affiliated group filing a consolidated Tax return and no Seller Entity has any liability for the Taxes of any Person under Treasury Regulations § 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract or otherwise.

(r)          Since December 31, 2004, no Seller Entity is or has not been a party to any transaction governed by Section 355 or Section 368 of the Code except as contemplated by this Agreement.

(s)          None of the assets of any Seller Entity is an interest in a foreign entity.

Section 4.18.         Consents and Approvals. The execution, delivery and performance of this Agreement and the Ancillary Agreements by the Seller Agreement Parties that are party thereto or the validity and effectiveness immediately following the Closing of any Permit of any Seller Entity, do not and will not require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority at or prior to the Closing, except (a) as set forth in Section 4.18 of the Disclosure Schedule, (b) for the notification requirements of the HSR Act, (c) for filings, consents, approvals or clearances where the failure to make any such filing or obtain any such consent, approval or clearance would not prevent or materially delay the consummation by the Seller Agreement Parties of the transactions contemplated by this Agreement and the Ancillary Agreements, and (d) as may be necessary as a result of facts or circumstances relating solely to Parent and Merger Sub.

Section 4.19.         Employee Relations.

(a)          Except as set forth in Section 4.19(a) of the Disclosure Schedule, no Seller Entity is: (i) a party to or otherwise bound by any collective bargaining or other type of union agreement; (ii) a party to, involved in, the subject of, or to Sellers’ Knowledge, threatened by, any labor dispute, unfair labor practice charge or complaint, grievance or labor arbitration; or (iii) currently negotiating any collective bargaining agreement to which any Seller Entity is or would be a party. No Seller Entity has experienced any strike, lockout, slowdown or work stoppage at any time, nor, to Sellers’ Knowledge, is any such action threatened. There is not pending, nor has there ever been, any union election petition, demand for recognition, or, to Sellers’ Knowledge, union organizing activity by or for the benefit of the employees of any Seller Entity or otherwise affecting any Seller Entity.

(b)          Each Seller Entity has been and is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including but not limited to all applicable Laws respecting terms and conditions of employment, wages and hours, unemployment insurance, worker’s compensation, equal employment opportunity, discrimination and retaliation, immigration, and the payment and withholding of Taxes. No Seller Entity has been or is engaged in any unfair labor practice. Except as set forth in Section 4.19 of the Disclosure Schedule, there are no pending or to Sellers’ Knowledge, threatened, claims against any Seller Entity (whether under regulation, contract, policy or otherwise) asserted by or on behalf of any present or former employee or job applicant of a Seller Entity (including by any Governmental Authority) on account of or for (i) overtime pay, other than overtime pay for work done in the current payroll period, (ii) wages or salary for a period other than the current payroll period, (iii) any amount of vacation pay or pay in lieu of vacation time off, other than vacation time off or pay in lieu thereof earned in or in respect of the current fiscal year, (iv) any amount of severance pay or similar benefits, (v) unemployment insurance benefits, (vi) workers’ compensation or disability benefits, (vii) any violation of any statute, ordinance, order, rule or regulation relating to employment terminations or layoffs, including but not limited to the Worker Adjustment and Retraining Notification (WARN) Act and any similar state or local law, (viii) any violation of any statute, ordinance, order, rule or regulation relating to employee “whistleblower” or “right-to-know” rights and protections, (ix) any violation of any statute, ordinance, order, rule or regulations relating to the employment obligations of federal contractors or subcontractors, (x) any violation of any regulation relating to minimum wages or maximum hours of work, (xi) discrimination, retaliation or any other violation of any Law relating to fair employment practices or equal employment opportunities, or (xii) any violation of any other Law relating to labor, employment or employment practices, and no Seller Entity is aware of any such claims which have not been asserted.

(c)          Each Seller Entity has properly classified for all purposes (including but not limited to for all Tax purposes and for purposes of determining eligibility to participate in any Benefit Plan) all employees, leased employees, consultants and independent contractors (including nurses and recruiters), and has withheld and paid all applicable Taxes and made all appropriate filings in connection with services provided by such persons to each Seller Entity. Except as set forth in Section 4.19(c) of the Disclosure Schedule, the employment of each employee of a Seller Entity is terminable at will and no employee is entitled to severance pay or other benefits following termination or resignation, except as otherwise provided by applicable Law.

Section 4.20.         Transactions with Related Parties. Except for agreements related to employment with Seller, and except as set forth in Section 4.20 of the Disclosure Schedule, there are no transactions, agreements, arrangements or understandings between any Seller Entity, on the one hand, and any director, officer or stockholder (or Affiliate thereof) of any Seller Entity, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act (if the Securities Act were applicable to such Seller Entity).

Section 4.21.         Insurance. Except for insurance policies obtained by a merchant insuring equipment leased by a Seller Entity to such merchant, Section 4.21 of the Disclosure Schedule contains a complete and correct list of all policies and contracts for insurance (including coverage amounts and expiration dates) of which any Seller Entity is the owner, insured or beneficiary or covering any of the assets of any Seller Entity (the “Insurance Policies”), copies of which have been made available or previously delivered to Parent. All premiums due and payable have been timely paid. All Insurance Policies are in full force and effect and no Seller Entity has received any notice of cancellation or non-renewal thereunder. To Seller’s Knowledge, there is no default with respect to any provision contained in any such policy, nor has there been any failure to give any notice or present any claim under any such policy in a timely fashion or in the manner or detail required by the policy. Except as set forth in Section 4.21 of the Disclosure Schedule: (a) there are no outstanding claims under the Insurance Policies; (b) there are no premiums or claims due under the Insurance Policies which remain unpaid beyond applicable grace periods and no such policy is subject to any retroactive, retrospective or other similar type of premium adjustment other than in the ordinary course of business (i.e., workers compensation audits); and (c) in the past two years, no notice of cancellation or non-renewal with respect to, or disallowance (other than reservation of rights by the insurer) of any claim under, any Insurance Policy has been received, and (d) Seller has not been refused any insurance, nor have any of its coverages been limited by any insurance carrier to which it has applied for insurance or with which has carried insurance during the last two years.

Section 4.22.         Brokers. Other than Houlihan Lokey (whose fees will be paid by or on behalf of Seller on or prior to the Closing), no Seller Agreement Party or any Subsidiary of Seller has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from Parent or any of its Affiliates (including, the Surviving Entity) upon consummation of the transactions contemplated by this Agreement.

Section 4.23.         Employment Contracts; Compensation Arrangements; Officers and Directors. Seller has provided to Parent a true, correct and complete copy of a schedule setting forth (a) all written Contracts to which any Seller Entity is a party or by which it is bound providing for the employment of any individual on a full-time, part-time or consulting or other basis and any such written Contracts providing for severance, retention, change in control, transaction bonus or other similar payments to such individuals (the “Employment Contracts”), and (b) the names, titles and current annual salary, including any bonus, if applicable, of all present directors, officers, employees, consultants and agents of any Seller Entity, whose rate of annual compensation, including any promised, expected or customary bonus, equals or exceeds $100,000, together with a statement of the full amount of all remuneration paid by such Seller Entity to each such Person during the twelve (12)-month period ending December 31, 2011.

Section 4.24.         Suppliers; Customers.

(a)          Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the ten largest suppliers of goods or services to the Seller Entities during the twelve-month period ended December 31, 2011 and the dollar amount of such goods or services purchased by the Seller Entities with respect to each such supplier during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such supplier that any such supplier has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services sold or provided to such Seller Entity by more than 10%. To Sellers’ Knowledge as of the date of this Agreement, no such supplier has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

(b)          Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the ten largest customers (based on volume of transactions processed) that ordered goods or services from the Seller Entities during the twelve-month period ended December 31, 2011 and (ii) the dollar amount of such goods or services sold by the Seller Entity to such customers during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such customer that any such customer has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services purchased from such Seller Entity by more than 10%. To Sellers’ Knowledge as of the date of this Agreement, no such customer has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

Section 4.25.         Investment Status. Each of the Stockholders on their own behalf and on behalf of any Affiliate thereof (each a “Stock Acquiror”) receiving any Parent Common Stock pursuant to the Transaction represents and warrants as follows:

(a)          It is acquiring a beneficial interest in Parent Common Stock for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof. Such Stock Acquiror acknowledges that the Parent Common Stock to be received in connection with the Transaction has not been registered under the Securities Act or the securities Laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state Laws or an exemption from such registration is available.

(b)          Each of the Stock Acquirors (i) has knowledge and experience in financial and business matters such that such Stock Acquiror is capable of evaluating the merits and risks of the investment in the Parent Common Stock, (ii) understands and has taken cognizance of all risk factors related to the investment in the Parent Common Stock, (iii) has been represented by counsel and/or advisors in connection with the execution and delivery of this Agreement, and (iv) is able to bear the economic risk of the investment in the Parent Common Stock.

(c)          Each Stock Acquiror is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(d)          Such Stock Acquiror is not acquiring the Parent Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspapers, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to such Stock Acquiror in connection with investments in securities generally.

Section 4.26.         Regulatory Compliance. No Seller Entity has made voluntary disclosures under any FCPA Laws, or received written notice of any enforcement actions or threats of enforcement actions against it under any FCPA Laws, and no Governmental Authority has notified any Seller Entity in writing of any actual or alleged violation or breach by it. No Seller Entity is undergoing any internal audit, review, inspection, investigation, survey or examination of records (including any internal audit, review, inspection, investigation, survey or examination of records conducted by independent counsel) specifically relating to, and initiated in order to audit, review, inspect, investigate, survey or examine, such Seller Entity’s compliance with any FCPA Law. No Seller Entity is party to any Legal Proceedings involving alleged false statements, false claims or other improprieties relating to any Seller Entity’s compliance with applicable FCPA Laws.

Section 4.27.         Power of Attorney. Except as set forth in Section 4.27 of the Disclosure Schedule, no Person holds a power of attorney to act on behalf of any Seller Entity.

Section 4.28.         Parent Common Stock. No Seller Agreement Party or any of Affiliates owns beneficially or of record any shares of Parent Common Stock or any securities convertible into, exchangeable for or carrying the right to acquire, any shares of Parent Common Stock.

Section 4.29.         Proxy Statement. The information relating to the Seller Agreement Parties and any Subsidiary of Seller furnished in writing by Seller specifically for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

Section 4.30.         No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NO SELLER AGREEMENT PARTY MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO THE SELLER ENTITIES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED DIRECTLY OR INDIRECTLY HEREUNDER OR PURSUANT HERETO.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Seller Agreement Parties as of the date of this Agreement and as of the Closing Date as follows:

Section 5.1.          Organization. Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby, except as set forth on Section 5.1 of the Disclosure Schedule. Merger Sub is a corporation wholly owned by Parent that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby.

Section 5.2.          Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and each Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been, and each Ancillary Agreement to which Parent or Merger Sub is a party will be, duly and validly executed and delivered by Parent or Merger Sub and, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute, or will constitute, the valid and binding obligation of Parent or Merger Sub, enforceable against Parent or Merger Sub in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.          No Conflict. Except as set forth in Section 5.3 of the Disclosure Schedule, the execution, delivery, and performance by Parent and Merger Sub of this Agreement, and any Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which Parent or Merger Sub is subject, (ii) violate any provision of the charter, the regulations or other organizational documents of Parent or Merger Sub or (iii) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, require the consent of any third party under or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any assets or property of Parent or Merger Sub or give to others any rights therein under any Contract to which Parent or Merger Sub is a party or by which it may be bound or affected; except, in the case of clauses (i) and (iii), for violations that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect.

Section 5.4.          Consents. Except as set forth in Section 5.4 of the Disclosure Schedule, no consent, approval, or authorization of, or exemption by, or filing with, any Governmental Authority is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery and performance by Parent and the Merger Sub of this Agreement or any Ancillary Agreement to which Parent or Merger Sub is a party or the taking by Parent or Merger Sub of any other action contemplated hereby or thereby.

Section 5.5.          Brokers. Other than EarlyBirdCapital, Inc. and as set forth on Section 5.5 of the Disclosure Schedule (whose fees will be paid by Parent), neither Parent nor Merger Sub has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from any Seller Agreement Party, any Seller Subsidiary, Parent or Merger Sub upon consummation of the transactions contemplated by this Agreement. No Seller Agreement Party shall be responsible to pay any fee or commission to EarlyBirdCapital, Inc. or to any entity listed on Section 5.5 of the Disclosure Schedule.

Section 5.6.          SEC Filings.

(a)          Parent has filed and furnished in a timely manner all filings, reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the SEC (collectively, and in each case including all schedules thereto and documents incorporated by reference therein, the “Parent SEC Documents”). As of their respective effective dates (in the case of Parent SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of the respective dates of the last amendment filed with the SEC (in the case of all other Parent SEC Documents), the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such Parent SEC Documents, and none of the Parent SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.7.          Capitalization.

(a)          As of the date of this Agreement, the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”), of which 14,319,693 shares of Parent Common Stock, no shares of Parent Preferred Stock, and 18,960,000 Warrants to purchase Parent Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable.

(b)          Parent owns either directly or indirectly all of the issued and outstanding shares of capital stock (or other equity securities) in Merger Sub. Except as described in the Parent SEC Documents, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or Merger Sub, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating either Parent or Merger Sub to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the capital stock of either Parent or Merger Sub, other than Encumbrances created by Seller. There are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between Parent or a Merger Sub on the one hand and any Person on the other hand with respect to the capital stock of any Subsidiary of Parent or Merger Sub. Other than as listed in Section 5.7(b) of the Disclosure Schedule, neither Parent nor Merger Sub owns, directly or indirectly, any stock of or any other equity interest in any other Person. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

(c)          The shares of Parent Common Stock to be issued pursuant to this Agreement will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

(d)          Except for rights of holders of Parent Common Stock to convert their shares of Parent Common Stock into cash held in the Trust Account (all of which rights will expire upon the consummation of the Closing), there are no outstanding contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of or other equity interests in Parent and/or any of its Subsidiaries.

Section 5.8.          Litigation. Except as set forth in the Parent SEC Documents, as of the date hereof, there is no Legal Proceeding pending or, to Parent’s Knowledge, threatened, against Parent or Merger Sub at law, in equity or otherwise, in, before, or by, any Governmental Authority. There are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against Parent or Merger Sub.

Section 5.9.          Compliance with Laws. Except as set forth in the Parent SEC Documents, since January 1, 2011, the business of Parent and Merger Sub has been conducted in all material respects in accordance with all applicable Laws. Since January 1, 2011, neither Parent nor Merger Sub has received any written notice of any violation of Law. All Governmental Actions/Filings required by Parent and Merger Sub have been obtained and are in full force and effect and are being complied with in all material respects, except as set forth on Section 5.9 of the Disclosure Schedule.

Section 5.10.         NASDAQ Listing. The Parent Common Stock is listed on NASDAQ. Parent is in compliance in all material respects with the requirements of NASDAQ for continued listing of the Parent Common Stock thereon and there is no action or proceeding pending or, to Parent’s Knowledge, threatened against Parent by NASDAQ or the Financial Industry Regulatory Authority with respect to any intention by such entities to prohibit or terminate the listing of the Parent Common Stock on NASDAQ.

Section 5.11.         Proxy Statement. The information relating to Parent, Merger Sub and the parties (other than Parent and Merger Sub) to the transactions described in Section 7.2(l) hereof included in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

Section 5.12.         Solvency. Immediately after giving effect to the transactions contemplated by this Agreement and the other agreements contemplated by Section 7.2(l) hereof, and any financing arrangements incurred by in connection therewith, Parent and the Surviving Entity and each Subsidiary thereof will be able to pay their respective debts as they become due and will own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement or the other agreements contemplated by Section 7.2(l) hereof with the intent to hinder, delay or defraud either present or future creditors of Parent, the Surviving Entity or their Subsidiaries.

Section 5.13.         No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NEITHER PARENT NOR MERGER SUB MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO PARENT, MERGER SUB OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED HEREUNDER OR PURSUANT HERETO.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1.          Access and Information. From the date hereof until the Closing, the Seller Agreement Parties shall, and shall cause each Seller Entity to, permit Parent and Merger Sub and their financing providers, if any, and their respective advisers and other representatives to have reasonable access, during business hours and upon reasonable notice, to Seller’s properties and facilities. From the date hereof until the Closing, Parent and Merger Sub shall permit Seller and its advisors and other representatives to have reasonable access, during business hours and upon reasonable notice, to Parent’s and Merger Sub’s properties and facilities. Seller shall furnish, or cause to be furnished, to Parent and Merger Sub any financial and operating data and other information (including, without limitation, Tax information) that is available with respect to any Seller Entity as Parent shall from time to time reasonably request, subject to any applicable Law, attorney-client privilege, or contractual restriction. The Seller Agreement Parties shall, and shall cause Seller to, provide to Parent updated monthly financial statements of Seller within thirty (30) days following each calendar month-end following the date hereof until the Closing Date. No information provided to or obtained by Parent pursuant to this 0 shall limit or otherwise affect the remedies available hereunder to Parent (including Parent’s right to seek indemnification pursuant to ARTICLE IX), or the representations or warranties of, or the conditions to the obligations of, the parties hereto. All information provided to or obtained by any party heretofore or hereafter shall be held in confidence by the relevant party in accordance with and subject to the terms of the Mutual Non-Disclosure Agreement, dated November 29, 2011, between Parent and Seller (the “Confidentiality Agreement”); provided, that, Parent may disclose such information to any lenders from whom the Parent is seeking financing if Parent and such lender have entered into a confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement.

Section 6.2.          Conduct of Business by Seller. Prior to the Closing, and except as otherwise contemplated by this Agreement, set forth in Section 6.2 of the Disclosure Schedule or consented to or approved by Parent, each of the Seller Agreement Parties covenant and agrees that it shall cause each Seller Entity to operate its business in the ordinary course of business and use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business and shall not undertake any of the following:

(a)          amend the organizational documents of any Seller Entity;

(b)          adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such liquidation or a merger, consolidation, restructuring, recapitalization or other reorganization;

(c)          sell, transfer or otherwise dispose of its material tangible personal or real assets, except, in the ordinary course of business consistent with past practice, or create any Encumbrance on any of its material assets, except for Permitted Encumbrances and not in excess of $100,000 for any transaction or series of related transactions;

(d)          acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any Person or business or division thereof or (ii) any material assets, except, with respect to this clause (ii), (A) purchases of inventory or supplies in the ordinary course of business consistent with past practice or (B) other purchases of assets in the ordinary course of business consistent with past practice and not in excess of $100,000 for any purchase or series of related purchases;

(e)           create, incur, assume, modify, guarantee, endorse or otherwise become liable or responsible with respect to (whether directly, contingently or otherwise) any Indebtedness other than Indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

(f)          place any Encumbrance on any of the properties of any Seller Entity, other than Permitted Encumbrances;

(g)          issue, sell or create any Encumbrance on (i) the Existing Seller Equity, any membership interests or other equity securities or (ii) any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any membership interests or other equity securities;

(h)          split, combine, recapitalize or reclassify any Existing Seller Equity or declare, pay or set aside any non-cash distribution or other dividend in equity or property or any combination thereof in respect of its Existing Seller Equity other than distributions made for tax purposes in the ordinary course of business (for the avoidance of doubt, nothing contained herein shall prohibit or otherwise limit the Seller Entities from issuing cash dividends payable before the Closing Date);

(i)          lease or sublease any personal property (other than in the ordinary course of business) or lease or sublease any real property to third parties or amend any of the Leases of the Seller entities;

(j)          make any loans, advances or capital contributions to, or investments in, any other Person, except in the ordinary course of business and consistent with past practice and not exceeding $25,000 individually and $75,000 in the aggregate, provided, however, that the foregoing shall not apply to (i) loans made to agents in the ordinary course of business and consistent with past practice which are secured by residual payments to such agents, provided that such loans do not exceed twenty (20) times the monthly amount of residuals being paid to such agents and (ii) loans made by BizFunds in the ordinary course of business and consistent with past practice;

(k)          except (A) as required pursuant to Contracts existing and in force prior to the date of this Agreement described in Section 4.12 or Section 4.23 of the Disclosure Schedule or (B) as otherwise required by applicable Law, (i) grant any increase in the salaries, benefits or other compensation payable or to become payable to, or any advance or loan to, any executive officer or employee (other than increases in salary in the ordinary course of business, consistent with past practice, to employees other than executive officers), (ii) enter into, terminate, adopt or amend in any material respect any employment agreement, restrictive covenant agreement, Benefit Plan or collective bargaining agreement, (iii) make any award or grant under any Benefit Plan, (iv) hire any new employee other than in the ordinary course and consistent with past practice or (v) fail to make contributions to Benefit Plans in accordance with past practice;

(l)          except in the ordinary course of business, waive, release, assign, settle or compromise any Legal Proceeding;

(m)         except in the ordinary course of business, make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business;

(n)          except for any transaction, Contract or commitment which is merely an extension or continuation of any existing transaction, Contract or commitment, enter into any transaction, Contract or commitment that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, as if the Securities Act was applicable to Seller;

(o)          enter into any material transaction, Contract or commitment outside the ordinary course of business, amend, modify, assign, terminate or fail to renew any Contract with the persons or entities on Section 4.24(a) and Section 4.24(b) of the Disclosure Schedule, respectively, waive or permit the loss of any Permit or right of substantial value or cancel any material debt or claim;

(p)          amend, modify, assign or terminate any of the employment contracts with the Key Employees attached as Exhibit A hereto or the restrictive covenant agreement with James Weiland attached as Exhibit B hereto;

(q)          sell, assign, transfer, license or convey any rights under, or abandon, permit to be cancelled or otherwise dedicate to the public any material Intellectual Property owned by any Seller Entity;

(r)          change or modify its credit, collection or payment policies or procedures as in effect on the date hereof in a manner materially adverse to it or its business;

(s)         fail to maintain its books of account and records consistent with its past practices and except as required by Law or applicable accounting principles (including GAAP), make any material change in its accounting principles, methods, policies and procedures;

(t)          except as may be required by Law, including as a result of a change in Law, make or change any material election with respect to Taxes, change any Tax accounting period, change any method of Tax accounting, file any material amendment to any Tax Return, fail to file any Tax Return due on or prior to the Closing Date when due, enter into a closing agreement with any taxing authority, surrender any material right to claim a refund for Taxes, consent to an material extension of the statute of limitations applicable to any Tax claim or assessment, or take any other similar action; provided, that each Seller Entity shall notify Parent in writing at least 10 Business Days prior to taking any action described in this Section 6.2(t).;

(u)         not revoke or change the Seller’s election to be treated as an S Corporation within the meaning of Section 1361 of the Code or take any action or fail to take any action that would cause such election to change or to be terminated or make, change or terminate any election regarding the Tax classification of any Seller Entity or take any action or fail to take any action that would change the Tax classification of any Seller Entity;

(v)         enter into any Contract with respect to, or otherwise agree or commit to, any of the foregoing.

Section 6.3.          Further Assurances.

(a)          Subject to the terms and conditions of this Agreement and Section 6.3(b) and Section 6.3(d) below and except with regard to matters related to the antitrust Laws and clearances and litigation thereunder, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Affiliates to use) their respective reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions described herein, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Entity or third party necessary, proper or advisable to consummate the transactions described herein, (iii) execute and deliver any additional instruments necessary to consummate the transactions described herein, and (iv) defend or contest any claim, suit, action or other proceeding brought by a third party that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Transaction.

(b)           Seller and Parent shall cooperate and use commercially reasonable efforts to make, on a timely basis, all registrations, filings and applications with, give all notices to, and obtain any approvals, orders, qualifications and waivers from a Governmental Authority necessary for the consummation of the transactions contemplated hereby; provided, however, that except as otherwise set forth herein, neither Seller or any of its Affiliates nor Parent or any of its Affiliates shall be required to commence or be a plaintiff in any litigation or offer or grant any material accommodation (financial or otherwise) to any Person in connection with any such registration, filing, application, notice, approval, order, qualification or waiver. Seller and Parent each shall pay half of all fees associated with such registrations, filings, applications, notices, approvals, orders, qualifications and waivers, including all fees payable in connection with the HSR Filing.

(c)          Each of Seller and Parent shall (i) make, as promptly as reasonably practicable, all necessary filings and notifications and other submissions with respect to this Agreement and the transactions contemplated hereby under antitrust Laws and, in any event, duly file the HSR Filing no more than twenty (20)  Business Days after the date hereof and (ii) subject to Section 6.3(d), use its reasonable best efforts to obtain termination or expiration of any waiting periods under the HSR Act and such other approvals, consents and clearances as may be necessary, proper or advisable to effectuate the Transaction.

(d)          Notwithstanding the foregoing, nothing contained in this Agreement shall require or obligate any party or its Affiliates (i) to agree or otherwise become subject to any material limitations on (A) the right of Parent or its Affiliates effectively to control Seller, (B) the right of Parent or its Affiliates to acquire or hold Seller, or (C) the right of Parent to exercise full rights of ownership of Seller or (ii) to agree or otherwise be required to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise), or divest itself of all or any portion of the assets or operations of Seller or any of their Affiliates or Parent or any of its Affiliates.

(e)          Each party shall (i) promptly notify the other party of any written communication to that party from the Federal Trade Commission, the Antitrust Division or any other Governmental Authority relating to the transactions contemplated hereby and, subject to applicable Law, permit the other party to review in advance and comment upon any proposed written communication to any of the foregoing and (ii) furnish the other parties with copies of all correspondence, filings, and communications (and memoranda setting forth the substance thereof) between them and their respective Affiliates on the one hand, and any Governmental Authority on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement (including in response to any request for additional information or documents pursuant to the HSR Act).

Section 6.4.          Public Announcements. Except as otherwise provided herein, the timing and content of all announcements regarding any aspect of this Agreement, the Merger and the other transactions contemplated hereby to the financial community, Governmental Authorities, or the general public shall be mutually agreed upon in advance by Seller and Parent; provided, however, that each party hereto may make any such announcement which it in good faith believes, based on advice of counsel, is required by Law. Notwithstanding the foregoing, each party shall use commercially reasonable efforts to consult with the other parties prior to any such announcement to the extent practicable, and shall in any event promptly provide the other parties hereto with copies of any such announcement. This Section 6.4 shall not apply to communications by any party to its counsel, accountants or other advisors or, if the substance of such communication would not reasonably be expected to require Parent to file a Form 8-K and/or make a disclosure under Regulation FD promulgated under the Exchange Act, to employees.

Section 6.5.          Consents and Waivers. Any consents, waivers, approvals and notices necessary, proper or advisable to consummate the transactions described herein shall be in form and substance reasonably satisfactory to Seller and Parent, and executed counterparts of any consents, waivers and approvals shall be delivered to the other party promptly after receipt thereof, and copies of such notices shall be delivered to the other party promptly after the making thereof. Any costs incurred as payments to any Person with respect to such consents, waivers, approvals and notices shall be borne by the party seeking such consents, waivers, approvals or notices; provided however, that any such costs shall be borne by Parent only after the Closing. In the event the Closing does not occur, any such costs shall be borne by the Person incurring such costs.

Section 6.6.          Post-Closing Obligations of Parent and the Surviving Entity to Certain Employees.

(a)          Parent shall, or shall cause its Affiliates to, continue to provide the Transferred Employees, during the period commencing at the Effective Time and ending on the first anniversary of the date of this Agreement (or such earlier date as the applicable Transferred Employee’s employment terminates), with annual base pay, annual bonus opportunities and benefits that are no less favorable in the aggregate than those provided by Seller immediately prior to the Effective Time; provided, however, that Parent and its Affiliates shall not be required to provide equity-based compensation to the Transferred Employees. Parent shall or shall cause its Affiliates to credit Transferred Employees for services performed with Seller or its Affiliates on and prior to the Effective Time for purposes of vesting and eligibility under any employee benefit plan sponsored by Parent for which Transferred Employees become eligible, provided that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits to any Transferred Employee with respect to the same period of service for such Transferred Employee.

(b)          Nothing in this Agreement shall restrict the ability of Parent or its Affiliates to terminate the employment of any Transferred Employee for any reason at any time after the Effective Time. Nothing in this Section 6.6 or any other provision of this Agreement shall (i) be construed to establish, amend or modify any benefit or compensation plan, program, agreement or arrangement (including any Benefit Plan transferred to Parent or any of its Affiliates) or (ii) limit the ability of Parent or any of its Affiliates (including the Surviving Entity) to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by Parent or any of its Affiliates (including any Benefit Plan transferred to Parent or any of its Affiliates).

(c)          The Sellers agree to maintain in effect the tax qualified defined contribution retirement plan in which Transferred Employees currently participate (the “401(k) Plan”) in accordance with applicable law, continue to make all required contributions and distributions thereto or therefrom as and when due and take (or refrain from taking) any action otherwise necessary to preserve the tax-qualified status of the 401(k) Plan, unless the Parent, in its sole and absolute discretion, provides written notice at least ten (10) business days before the Effective Time that it desires to have the 401(k) Plan terminated. If the Parent provides such written notice, Seller shall take all action necessary to terminate the 401(k) Plan and shall provide Parent evidence that the 401(k) Plan has been terminated pursuant to resolutions of the Seller’s Board of Directors (the form and substance of which resolutions shall be subject to review and approval of the Parent), effective as of the day immediately preceding the Closing Date. Seller shall take all actions necessary in accordance with all applicable Law to provide that the employees listed in Section 6.6(c) of the Disclosure Schedule cease to be employees of the Seller Entities prior to the Effective Time.

Section 6.7.          Insurance. Except as set forth in Section 6.7 of the Disclosure Schedule, during the period from and after the date hereof until the Effective Time, the Seller Agreement Parties shall cause Seller to maintain in full force and effect the policies of insurance listed in Section 4.21 of the Disclosure Schedule, subject only to variations required by the ordinary operation of their businesses, or else will obtain, prior to the lapse of any such policy, the same or, if not available upon commercially reasonable economic terms and conditions, substantially similar coverage with insurers of recognized standing and approved by Parent in advance, such approval not to be unreasonably withheld. Seller shall promptly advise Parent in advance in writing of any change of insurer or material change of type of coverage in respect of the policies listed in Section 4.21 of the Disclosure Schedule.

Section 6.8.          Proxy Statement; Parent Stockholders’ Meeting.

(a)          As promptly as practicable after the date of this Agreement, Parent shall prepare and file a proxy statement of Parent with the SEC (as such proxy statement is amended or supplemented, the “Proxy Statement”) for the purpose of soliciting proxies from Parent’s stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the holders of Parent Common Stock to be called and held for such purpose (the “Parent Stockholders’ Meeting”). As promptly as practicable after the execution of this Agreement, Parent shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other Laws relating to the transactions contemplated hereby (collectively, the “Other Filings”). Parent shall notify Seller promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filing or for additional information. As promptly as practicable after receipt thereof, Parent shall provide Seller and its counsel with copies of all written correspondence between Parent or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Parent shall permit Seller and its counsel to review the Proxy Statement and any exhibits, amendment or supplement thereto and shall consult with Seller and its advisors concerning any comments from the SEC with respect thereto and shall not file the Proxy Statement or any exhibits, amendment or supplement thereto or any response letters to any comments from the SEC without the prior written consent of Seller, such consent not to be unreasonably withheld or delayed; provided, however, that Parent shall be permitted to make such filing or response in the absence of such consent if the basis of Seller’s failure to consent is Seller’s unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Parent, is required by the SEC and United States securities Laws to be included therein. Parent agrees that the Proxy Statement and the Other Filings will comply in all material respects with all applicable Laws and the rules and regulations promulgated thereunder. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent or Seller, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, an amendment or supplement to the Proxy Statement.

(b)          The Proxy Statement will be sent to the stockholders of Parent as soon as practicable following its approval by the SEC for the purpose of soliciting proxies from holders of Parent Common Stock to vote at the Parent Stockholders’ Meeting in favor of: (i) the adoption of this Agreement and the approval of the transactions contemplated hereby (“Parent Stockholder Approval”); (ii) the issuance and sale of shares of Parent Common Stock to the extent that such issuance requires stockholder approval under the rules of any stock exchange on which the Parent Common Stock is listed; and (iii) the adjournment of the special meeting (the matters described in clauses (i) through (iii), the “Voting Matters”).

(c)          Parent shall, as soon as reasonably practicable following the date of this Agreement, take all actions necessary to establish a record date for, duly call, give notice of and after mailing of the Proxy Statement, convene and hold the Parent Stockholders’ Meeting. For the purpose of approving the Voting Matters, and shall use its reasonable efforts to cause such meeting to occur as soon as reasonably practicable.

(d)          Seller and the Stockholders shall provide Parent, as promptly as reasonably practicable, with such information concerning the Seller Entities reasonably requested by Parent that is necessary for the information concerning the Seller Entities in the Proxy Statement and the Other Filings to comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders’ Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Seller or any other information furnished in writing by Seller for inclusion in the Proxy Statement).

(e)          Subject to the fiduciary duties of its board of directors, Parent shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Transaction and the other Voting Matters, and shall otherwise use its commercially reasonable efforts to obtain the Parent Stockholder Approval.

Section 6.9.          Form 8-K Filings. Parent and Seller shall cooperate in good faith with respect to the preparation of, and as promptly as practicable after the execution of this Agreement, Parent shall file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement. Parent and Seller shall cooperate in good faith with respect to the preparation of, and at least five (5) days prior to the Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by Seller and its accountant (“Transaction Form 8-K”). Prior to Closing, Parent and Seller shall prepare the press release announcing the consummation of the transactions contemplated hereby (“Press Release”). Simultaneously with the Closing, Parent shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

Section 6.10.         No Claim Against Trust Account. Notwithstanding anything else in this Agreement, the Seller Parties acknowledge that they have read Parent’s final prospectus dated May 9, 2011 (the “Prospectus”) and understand that Parent has established the trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company (the “Trust Account”), initially set in the amount of $72,720,000, for the benefit of the stockholders of Parent who purchased shares in Parent’s initial public offering and any of their transferees and that Parent may disburse monies from the Trust Account only (i) to such stockholders in the event of the redemption of their shares or the liquidation of Parent (ii) to Parent after it consummates an initial Business Combination (as defined in the Prospectus) or (iii) to effect repurchases of up to 50% of the Parent Common Stock issued in Parent’s initial public offering . Each of the Seller Agreement Parties hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Trust Account Claim”) and hereby waives any Trust Account Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse against the Trust Account for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of Parent.

Section 6.11.         Cash on Hand. The Seller Agreement Parties shall cause Seller to have the Required Cash at the Closing.

Section 6.12.         Non-competition; Non-solicitation.

(a)          For a period of three years commencing on the Closing Date (the “Restricted Period”), the Active Stockholders shall not, and shall not permit any of their Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Business in the Territory except with respect to the Surviving Entity, Parent or their respective Subsidiaries; (ii) have an interest in any Person (other than the Surviving Entity or Parent) that engages directly or indirectly in the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; (iii) intentionally interfere in any material respect with the business relationships (whether formed before or after the date of this Agreement) between the Surviving Entity, Parent or their Subsidiaries and customers or suppliers of the Surviving Entity, Parent or their Subsidiaries; or (iv) solicit or attempt to solicit, directly or indirectly, any of the customers or suppliers of the Surviving Entity, Parent or their subsidiaries for the purposes of diverting business or services from the Surviving Entity, Parent or their Subsidiaries. Notwithstanding the foregoing, the Stockholders may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if any such Stockholder is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person.

(b)          During the Restricted Period, each of the Stockholders shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any employee of the Surviving Entity, Parent or their Subsidiaries or encourage any such employee to leave such employment or hire any such employee who has left such employment; provided that nothing in this Section 6.12(b) shall prevent any of the Stockholders or any of their Affiliates from hiring (i) any employee whose employment has been terminated by the Surviving Entity, Parent or their Subsidiaries; or (ii) after 180 calendar days from the date of termination of employment, any employee whose employment has been terminated by the employee; or shall prevent the Stockholders from making a general solicitation which is not directed specifically to any of the Surviving Entity’s employees.

(c)          If any of the Stockholders breaches, or threatens to commit a breach of, any of the provisions of this Section 6.12, Parent and the Surviving Entity shall have the right and remedy to have such provision specifically enforced by any court having competent jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to each of Parent, the Surviving Entity or their Subsidiaries and that money damages will not provide an adequate remedy. The foregoing rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Parent and the Surviving Entity under Law or in equity.

(d)          The Stockholders acknowledge that the restrictions contained in this Section 6.12 are reasonable and necessary to protect the legitimate interests of the Surviving Entity and constitute a material inducement to Parent and Merger Sub to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.12 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 6.12 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 6.13.         Exclusivity. From the date of this Agreement until the earlier of the Closing and any termination of this Agreement, Seller will not (and Seller will not permit any Subsidiaries of Seller, their Affiliates or their Representatives) directly or indirectly: (a) solicit, initiate, or encourage the submission of any proposal or offer from any third party (other than Parent, the Surviving Entity and their designees) relating to the acquisition of any securities of Seller or its Subsidiaries, or any merger, recapitalization, share exchange, sale of substantial assets (other than sales in the ordinary course of business) or any similar transaction or alternative to the transactions contemplated by this Agreement or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any third party (other than Parent, the Surviving Entity and their designees) to do or seek or agree to do or seek any of the foregoing. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted on or prior to the date of this Agreement heretofore with respect to any of the foregoing.

Section 6.14.         Financing. Parent and Merger Sub shall use commercially reasonable efforts to cause sufficient commitments from financial institutions to provide credit facilities to be available to pay all amounts required to be paid by Parent and Merger Sub at Closing in order to consummate the transactions contemplated in this Agreement, (the “Financing”). The Financing shall also include a line of credit to support the working capital needs of the Surviving Entity in an amount not to be less than $5,000,000. Upon request of Parent or Merger Sub, Seller shall provide or cause to be provided reasonable cooperation and assistance to Parent or Merger Sub in connection with the arrangement of the financing contemplated by the Commitment Letter or any Alternate Financing; provided, that such requested cooperation and assistance does not unreasonably interfere with the ongoing business of Seller or any Subsidiary.

Section 6.15.         Delivery of Payoff Letters. At least two Business Days prior to the Closing Date, Seller shall deliver or cause to be delivered, to Parent a payoff letter executed by each lender of Estimated Closing Indebtedness (excluding any Estimated Closing Indebtedness that consists solely of the Transaction Expenses), effective as of the Closing Date and in form and substance reasonably satisfactory to Parent, which shall (i) indicate the total amount required to be paid to fully satisfy all obligations, fees and expenses related to the Estimated Closing Indebtedness as of the Closing Date (including any per diem or similar ticking fee), and (ii) provide for, among other things, the release, discharge, removal and termination of all Encumbrances on the assets of the Seller Entities arising under any applicable credit facility and related agreements upon payment of the amounts set forth therein (such payoff letters collectively, together with the required discharge statements, termination statements and originals of all pledged collateral to be returned to Seller and its Subsidiaries, the “Payoff Letters”). The Seller shall, and shall cause the Seller Entities to, promptly deliver all notices, terminate all commitments and take all other actions reasonably requested by Parent to facilitate the repayment in full and termination of the Estimated Closing Indebtedness and the release of any related Encumbrances, effective as of the Closing.

Section 6.16.         Transfer of Interests. Seller shall not, and no Seller Agreement Party shall cause Seller or Bizfunds to, enter into or cause any amendment, modification or termination of the Unit Purchase Agreement. Immediately following the Closing, the Seller Agreement Parties shall cause and take all actions necessary to cause all of the issued and outstanding equity interests of BizFunds to be transferred to the Surviving Entity, so that after such transfer, the Surviving Entity shall own 100% of the issued and outstanding interests of BizFunds, free and clear of all Encumbrances.

Section 6.17.         Transfer of Assets. On or before the Closing, Seller shall transfer the assets on Section 6.17 of the Disclosure Schedule to one or more Stockholders or to a Person established to hold such assets for the benefit of the Stockholders and Stockholders shall fully indemnify the Seller Entities, Parent and the Surviving Entity for all costs, including Tax costs, in connection with any such transfer pursuant to this Section 6.17.

Section 6.18.         Access.

(a)          From the date hereof until Closing, the Seller and the Stockholders shall afford promptly to the Parent and its designees and representatives reasonable access to the books, records (including accountants’ work papers) and employees of the Seller and its Subsidiaries to the extent necessary to permit the Parent in connection with Parent’s preparation to integrate the Seller and its Subsidiaries into Parent’s organization following the Closing.

(b)          From and after the Closing, Parent and the Surviving Entity (and each Subsidiary thereof), on the one hand, and the Representative, on the other hand, shall promptly afford to the other party and such other party’s designees and representatives reasonable access to the books, records (including accountants’ work papers) and employees of the Surviving Entity and its entity’s Subsidiaries to the extent necessary to permit, on the one hand, the Representative to determine any matter relating to the Representative’s or the Stockholders’ rights and obligations, or, on the other hand, the Parent’s or the Surviving Entity’s rights and obligations, in each case, hereunder or relating to any period ending before the Closing.

(c)          Notwithstanding anything to the contrary in Section 6.18(a) or (b), any such access by the parties (i) shall be during normal business hours on reasonable notice, (ii) shall not be required where such access would be prohibited by applicable Law and (iii) shall not otherwise unreasonably interfere with the conduct of the business of the party granting access. Unless otherwise consented to in writing by the Parent or Representative, as applicable, neither the Surviving Entity, any Subsidiary thereof, the Representative nor any Stockholder shall, for a period of seven (7) years after the Closing, destroy, alter or otherwise dispose of any of the material corporate, financial, Tax and accounting books and records (which shall not include e-mails) of the Surviving Entity or any Subsidiary, without first offering to surrender to the other party such books and records.

Section 6.19.         Subsequent Actions.

(a)          During the period from the date hereof to the Closing, Representative shall give prompt notice to Parent, and Parent shall give prompt notice to the Representative, of (i) the occurrence or nonoccurrence of any event which would cause any representation or warranty of any of the Seller Entities, or Parent or Merger Sub, as applicable, in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date and (ii) any material failure by the Seller Entities, or Parent or Merger Sub, as applicable, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by them hereunder; provided, that the delivery of any notice pursuant to this Section 6.18 shall not limit or otherwise affect the remedies available hereunder to the Party to which such notice is given.

(b)          From the date of this Agreement until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article VIII, the Seller may deliver to Parent supplements or amendments to the Disclosure Schedule with respect to any matter hereafter arising or of which any Seller Entity becomes aware after the date of this Agreement that would have been required to be set forth or described in the Disclosure Schedule (each a “Disclosure Supplement”). Subject to terms and conditions of this Section 6.18, no such notice shall be deemed to cure any breach or have any effect for the purpose of determining the inaccuracy of the Seller’s or the Stockholders’ representations and warranties for purposes of Article VII, Article IX or otherwise or Parent’s rights or remedies with respect to any such inaccuracy, regardless of whether the Closing occurs. Notwithstanding the foregoing, (i) if the Seller notifies Parent in writing at the time of the delivery of any Disclosure Supplement that events, developments or occurrences which is the subject of the Disclosure Supplement, and which first arose after the date of this Agreement or (ii) if any Parent Indemnified Party is entitled to indemnification pursuant to Section 9.2(a)(v), which in either case individually or collectively would reasonably result in aggregate Losses under Section 9.2(a)(i) and/or Section 9.2(a)(v) in excess of $5,000,000 (“Pre-Closing Losses”), then Parent shall have the right, in its sole discretion to terminate this Agreement. If Parent does not elect to terminate this Agreement prior to the Closing Date as set forth in the immediately preceding sentence, then Parent and Merger Sub shall be deemed to have irrevocably waived any right to: (a) indemnification under Section 9.2(a)(i) and/or Section 9.2(a)(v) with respect to Pre-Closing Losses in excess of $5,000,000 and (b) bring any claim for any Pre-Closing Losses in excess of $5,000,000 pursuant to Section 9.2(a)(i) and/or Section 9.2(a)(v) with respect to such Pre-Closing Losses. In the event Parent does not elect to terminate this Agreement as set forth in the penultimate sentence and the Parent Indemnified Parties have received $5,000,000 for such Pre-Closing Losses, the Cap for purposes of this Agreement shall be deemed to be $5,000,000 for any and all Losses other than the Pre-Closing Losses. For the avoidance of doubt, the foregoing shall have no effect on any Parent Indemnified Party’s right to seek indemnification under Section 9.2(a)(i) that is not disclosed to Parent prior to the Closing.

(c)          In the event the Sellers provide a notice set forth in this Section 6.18 along with a Disclosure Supplement, the Representative shall also promptly provide any additional information relating thereto as Parent may reasonably request.

Section 6.20.         Cooperation on Tax Matters. Parent, the Surviving Entity and the Representative will cooperate fully, as and to the extent reasonably requested by the other party, in connection with any Tax matters relating to the Surviving Entity or any of its Subsidiaries (including by the provision of reasonably relevant records or information upon request such other party). Parent and the Surviving Entity shall permit the Representative to review and comment upon any Tax Returns that Parent or the Surviving Entity files relating to or affecting any period ending before the Closing Date. Except as otherwise required by Law, each such Tax Return shall be prepared in a manner consistent with the tax returns and accounting methods previously used by the Surviving Entity before the Closing Date. In the event of an audit or other proceeding by any Governmental Authority relating to Taxes of any Seller Entity (each a "Tax Contest"), the Parent shall control such Tax Contest and, to the extent reasonably requested by the Representative, Parent shall provide the Representative and its respective representatives with access to, and shall permit them to make copies of, the accounting and tax records and information of the Surviving Entity to the extent such records relate to Indemnifiable Taxes. In addition, notwithstanding anything herein to the contrary, the Representative and its representatives shall have the right to participate, at the sole cost of Representative, in any such Tax Contest to the extent relating to Indemnifiable Taxes and Parent and/or the Surviving Entity will not make any concession of any such Tax Contest that results in the imposition of or increase in the amount of any Indemnifiable Tax (solely as a result of such concession) without the prior written consent of the Representative, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 6.21.         Tax Returns.

(a)          Representative or the Seller Entities, as applicable, shall timely file, or cause to be timely filed, all Tax Returns of the Seller Entities due on or before the Closing Date and pay all Taxes shown thereon. Representative shall provide each such Tax Return to Parent at least thirty (30) Business Days prior to filing for Parent's review and comment, and Representative and the Seller Entities, as applicable, shall incorporate, or cause to be incorporated, all comments from Parent.

(b)          Parent and the Surviving Entity shall prepare, or cause to be prepared, and timely file or cause to be filed, each Tax Return of the Seller Entities, other than those described in Section 6.21(a) above. If and to the extent, any such Tax Return reflects any Indemnifiable Tax (each a “Pre-Closing Tax Return”), Parent shall provide each such Pre-Closing Tax Return to Representative at least thirty (30) Business Days prior to filing for Representative’s review and reasonable comment. Parent shall, in good faith, consider any comments from Representative to the extent they are not inconsistent with applicable Law. Seller Agreement Parties, through the Representative, shall pay to Parent the amount of any Indemnifiable Taxes reflected as due on any such Pre-Closing Tax Return at least five (5) Business Days prior to the due date thereof; except if, and to the extent, any such Indemnifiable Tax is specifically identified as an item of Indebtedness on the Final Closing Statement.

(c)          In the event that Seller has a valid S corporation election in effect (i) for U.S. federal income tax purposes or (ii) any jurisdiction listed on Section 4.17(a) of the Disclosure Schedule that, in each case, terminates upon the Closing, then the taxable year of Seller shall be treated as ending on the day before the Closing Date solely with respect to U.S. federal income tax purposes and income taxes imposed by any such jurisdiction described in clause (ii) of this Section 6.21(c) in which Seller has a valid S corporation election in effect.

Section 6.22.         Board of Directors of Parent. Subject to applicable Law, Parent shall cause to be included and to recommend in the Proxy Statement a proposal to restate its certificate of incorporation so as to increase the size of its board of directors. To the extent such proposal is adopted by the stockholders of Parent, Parent shall take all necessary action to appoint a designee provided by Seller, and consented to by Parent, such consent not to be unreasonably withheld (the “EMS Designee”), to fill such newly created vacancy and to serve as a member of the board of directors of Parent. Parent shall include the EMS Designee in its slate of nominees for election as a director at the first annual meeting of Parent’s stockholders after the Closing Date.

Section 6.23.         338(h)(10) Election. If at any point prior to the Closing, Parent determines that it desires for Seller to make an election under Section 338(h)(10) of the Code with respect to the purchase and sale of common stock of Seller pursuant to the Merger under this Agreement, the Seller Agreement Parties agree to cooperate in good faith with Parent to come to mutually agreeable terms and conditions with respect to the making of such election. The mutually agreeable terms and conditions shall contain covenants and provisions providing each of the Seller Agreement Parties protection from financial harm, losses and expenses resulting from any such election and covering additional taxes obligations to each of the Seller Agreement Parties resulting therefrom and appropriate gross up provisions to place each of the Seller Agreement Parties in a position similar to the position as if no such election was made. Notwithstanding anything herein to the contrary, in no event shall any one or more of the Stockholders or the Representative  be liable hereunder for or be required to indemnify Parent, Merger Sub, Seller or any other person for corporate level taxes of any kind or nature resulting from any election or deemed election under Section 338 of the Code or any and all similar provision of the laws of any jurisdiction and any all such taxes shall not constitute Indemnifiable Taxes for any purpose of this Agreement.  Furthermore, except as may be agreed to by the parties as permitted in this Section with respect to a Section 338(h)(10) election, no election shall be made by either party under Section 338 of the Code.

Section 6.24.         Certain Activities of Seller. The Seller Agreement Parties shall take all necessary action to cause the Seller Entities to cease providing services to, or any other relationship, with any Person engaging in the activities set forth in Item 1 of Section 4.6 of the Disclosure Schedule.

ARTICLE VII

CONDITIONS TO CLOSING AND THE MERGER

Section 7.1.          Mutual Conditions. The respective obligations of each party to this Agreement to consummate and effect Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

(a)          No Injunction. At the Effective Time, there shall not have been issued and be in effect any Law that makes the consummation of the Merger illegal.

(b)          Waiting Periods. The waiting period (and any extension thereof) under the HSR Act and any waiting period or comparable period under similar foreign antitrust or competition laws applicable to the transactions contemplated hereby shall have expired or shall have been terminated.

(c)          Parent Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

(d)          Parent Common Stock. Holders of less than 87.5% of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall have exercised their rights to redeem their shares in exchange for a pro rata share of the Trust Account in accordance with Parent’s restated certificate of incorporation as currently in effect.

Section 7.2.          Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived, in whole or in part, by Parent and Merger Sub to the extent permitted by applicable Law:

(a)          Representations and Warranties. Other than with respect to the Seller Fundamental Representations, the representations and warranties of the Seller Agreement Parties contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Business Material Adverse Effect, and (ii) the Fundamental Representations of Seller shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date immediately prior to giving effect to the Closing (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date)

(b)          Agreements and Covenants. Each of the Seller Agreement Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)          Officer’s Certificate. Each of the Seller Agreement Parties shall have delivered a certificate, dated as of the Closing Date and signed by an authorized representative of such Seller Agreement Party, that each of the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d)          Secretary’s Certificate. The Seller Agreement Parties shall have delivered to Parent and Merger Sub:

(i)          the certificate of formation or certificate of incorporation, as applicable, of Seller, certified by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of organization or incorporation, as applicable; and

(ii)         (A) copies of the resolutions of the board of directors or other governing body of Seller authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the articles of incorporation and bylaws or other governing instruments of Seller; and (C) the names of the officer or officers of Seller authorized to execute this Agreement and any and all other documents, agreements and instruments contemplated herein or therein, all certified by any authorized representative of Seller to be true, correct, complete and in full force and effect as of the Closing Date.

(e)          Certain Consents. The Seller Agreement Parties shall have obtained the consents, authorizations or approvals listed on Section 7.2(e) of the Disclosure Schedule in connection with the execution and delivery of this Agreement and the consummation of the Closing hereunder, in each case in substance and form reasonably satisfactory to Parent, and no such consents, authorizations or approvals shall have been revoked.

(f)          Required Cash. Seller shall have the Required Cash and Parent and the Merger Sub shall have received a certificate to such effect from Seller signed by an authorized representative of Seller.

(g)          FIRPTA. Each Stockholder shall have delivered to Parent a duly and properly executed certification of non-foreign status, in form and substance consistent with Treasury Regulations section 1.1445-2(b), stating that Seller is not a “Foreign Person” as defined in Section 1445 of the Code.

(h)         Stockholder Certificates. The Stockholders shall have delivered certificates representing (or similar evidence of ownership of) the Existing Seller Equity, free and clear of all Encumbrances, duly endorsed in blank or accompanied by powers duly executed in blank.

(i)          Waiver and Release. Parent and Merger Sub shall have received a waiver and release of any and all claims against the Surviving Entity from the Seller Agreement Parties in substantially the form set forth on attached as Exhibit D hereto.

(j)          Payoff Letters. Seller shall have delivered to Parent the Payoff Letters pursuant to Section 6.15.

(k)         Receipt of Financing. Parent or Merger Sub shall have received the Financing.

(l)          Other Transactions. The transaction contemplated by that certain Agreement and Plan of Merger by and between Parent, JP Merger Sub, LLC, JetPay, LLC, WLES, LP. and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt, dated as of July 6, 2012 and that certain Agreement and Plan of Merger by and between Parent, ADC Merger Sub, Inc., AD Computer Corporation, Payroll Tax Filing Services, Inc., the stockholders of each of AD Computer Corporation and Payroll Tax Filing Services, Inc., and C. Nicholas Antich as Representative, dated as of July 6, 2012, shall have been consummated at or prior to the Closing.

(m)          Transfer of Interests. All of the issued and outstanding equity interests of BizFunds shall have been transferred to Seller and Seller shall own 100% of the issued and outstanding interests of BizFunds.

(n)          Terminating Agreements. Seller shall have delivered evidence satisfactory to Parent in its reasonable discretion that the Terminating Agreements have been terminated and are of no further force and effect.

(o)          Material Adverse Effect. No Business Material Adverse Effect shall have occurred since the date of this Agreement.

(p)          Escrow Agreement. The Representative shall have executed and delivered to Parent and the Escrow Agent the Escrow Agreement.

(q)          Unit Purchase Agreement. Parent shall have received a duly and properly executed copy of the Unit Purchase Agreement in the form attached as Exhibit H hereto.

Section 7.3.          Conditions to the Obligations of the Seller Agreement Parties. The obligations of the Seller Agreement Parties to consummate Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by Seller to the extent permitted by applicable Law:

(a)          Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect.

(b)          Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)          Officer’s Certificate. Parent and Merger Sub shall have delivered a certificate, dated as of the Closing Date and signed by an authorized officer of each of Parent and Merger Sub, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d)          Secretary’s Certificate. Parent and Merger Sub shall have delivered to the Seller Parties:

(i)          the certificate of incorporation of Parent and the certificate of incorporation of Merger Sub, in each case certified by the Secretary of State of the State of Delaware; and

(ii)         (A) copies of the resolutions of the boards of directors of Parent and the board of directors of Merger Sub, in each case authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the bylaws of Parent and the articles of incorporation and bylaws of Merger Sub; and (C) the names of the officer or officers of Parent and Merger Sub authorized to execute this Agreement and all documents, agreements and instruments contemplated herein, all certified by an authorized representative of Parent and Merger Sub to be true, correct, complete and in full force and effect as of the Closing Date.

(e)          SEC Compliance. Immediately prior to Closing, Parent shall be in compliance in all material respects with the reporting requirements applicable to it under the Exchange Act.

(f)          Registration Rights Agreement. Stockholders shall have received from Parent executed copies of the Registration Rights Agreement.

(g)          Escrow Agreement. Parent and the Escrow Agent shall have executed and delivered to Representative the Escrow Agreement.

(h)          Stock Certificates. The Stockholders shall have received certificates representing the Common Stock Merger Consideration in accordance with the Stockholder Allocation.

(i)          EMS Designee. The Stockholders of Parent shall have approved the Restated Certificate and the Restated Certificate shall have been filed and become effective under the laws of the State of Delaware. Parent shall have adopted resolutions appointing the EMS Designee to serve as a member of the board of directors of Parent.

(j)          Employment Agreements. Parent shall have approved, and Seller shall have offered to enter into, employment agreements with Daniel Moenich, Leslie Pochaukas, Matthew Shepard and Merrell Sheehan on terms that include salary and benefits substantially on the terms in place on the date hereof in addition to six months’ severance.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1.          Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)          by mutual written consent of Parent and Seller;

(b)          by either Parent or Seller, if the Closing has not occurred on or before December 31, 2012 (the “Outside Date”)); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)          by either Parent or Seller, if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated hereby;

(d)          by either Parent or Seller, if, at the Parent Stockholders’ Meeting (including any adjournments thereof), this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock as required under Parent’s restated certificate of incorporation, or the holders of 87.5% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Parent Stockholders’ Meeting exercise their rights to redeem their shares of Parent Common Stock held by them in exchange for cash in accordance with Parent’s restated certificate of incorporation;

(e)          by Parent, if neither it nor Merger Sub is in material breach of their obligations under this Agreement and if (i) at any time any of the representations and warranties of the Seller Agreement Parties contained herein become untrue or inaccurate such that Section 7.2(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)); or (ii) there has been a breach on the part of any Seller Agreement Party of any of their covenants or agreements contained in this Agreement such that Section 7.2(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Seller, if curable; or

(f)          by Seller, if neither it nor any of the other Seller Agreement Parties is in material breach of its obligations under this Agreement and if (i) at any time any of the representations and warranties of Parent and the Merger Sub contained herein become untrue or inaccurate such that Section 7.3(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)); or (ii) there has been a breach on the part of Parent and the Merger Sub of any of their covenants or agreements contained in this Agreement such that Section 7.3(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Parent, if curable.

Section 8.2.          Manner of Exercise. In the event of termination by Parent or Seller, or both, in accordance with Section 8.1, written notice thereof shall forthwith be given to the other party by the terminating party and this Agreement shall terminate.

Section 8.3.          Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement will terminate and become void and of no force and effect, except that (i) the obligations in this Section 8.3, Section 6.10, ARTICLE IX and ARTICLE X will survive termination of this Agreement and (i) nothing herein shall relieve any party from liability for any willful breach of this Agreement.

Section 8.4.          Waiver. At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

Section 9.1.          Survival; Knowledge of Breach.

(a)          The representations and warranties of Seller Agreement Parties contained in this Agreement or in any certificate delivered by them pursuant hereto and the representations and warranties of Parent and the Merger Sub contained in this Agreement or in any certificate delivered by them pursuant hereto shall survive the Closing until the date that is the 18 month anniversary of the Closing Date, except for:

(i)          the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.2 (Authorization), Section 4.4 (Capitalization), Section 4.7 (Title) and Section 4.22 (Brokers) (collectively, the “Seller Fundamental Representations”) and in Section 5.2 (Authorization), Section 5.5 (Brokers) and Section 5.7 (Capitalization), which shall survive indefinitely; and

(ii)         the representations and warranties set forth in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes), Section 4.29 (Proxy Statement) and Section 5.11 (Proxy Statement) which shall survive until the date that is 60 days after the expiration of the applicable statute of limitations;

provided, however, that (x) any obligations under Section 9.2(a) and Section 9.2(b) shall not terminate with respect to any Losses as to which the Indemnified Party shall have given notice in accordance with Section 9.3 to the Indemnifying Party before the termination of the survival period set forth above, (y) the covenants and agreements contained in this Agreement to be fully performed or complied with at or prior to the Closing shall expire on the 18 month anniversary of the Closing Date and (z) each covenant and agreement contained in this Agreement to be performed or complied with after the Closing shall survive indefinitely.

(b)          The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any representation, or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements.

Section 9.2.          Indemnification.

(a)          Subject to the other limitations set forth in this ARTICLE IX, the Seller Agreement Parties agree to indemnify and hold harmless Parent, the Surviving Entity, their respective Affiliates, successors and assigns and each of their officers, directors, employees, representatives and agents (collectively, the “Parent Indemnified Parties”) without duplication against and in respect of any and all Losses of the Parent Indemnified Parties, to the extent resulting or arising from:

(i)          any breach of the representations and warranties of the Seller Agreement Parties set forth in this Agreement or any certificate delivered by them hereunder;

(ii)         any breach or non-fulfillment of, or failure to comply with, any covenant or agreement of the Seller Agreement Parties set forth in this Agreement;

(iii)        any Indemnifiable Taxes;

(iv)        the matters set forth in Section 9.2(a)(iv) of the Disclosure Schedule (the “Additional Indemnification Matters”); or

(v)         Third Party Claims made prior to Closing and arising out of the matters set forth in Section 9.2(a)(v) of the Disclosure Schedule.

(b)          Subject to the other limitations set forth in this ARTICLE IX, Parent and the Surviving Entity agree to indemnify and hold harmless the Seller Agreement Parties, their respective Affiliates, successors and assigns and each of their officers, directors, employees, representatives and agents (collectively, the “Seller Indemnified Parties”) without duplication against and in respect of any and all Losses of Seller Indemnified Parties to the extent resulting or arising from:

(i)          any breach of the representations and warranties of Parent and Merger Sub set forth in this Agreement or any certificate delivered by them hereunder; or

(ii)         any breach or nonfulfillment of, or failure to comply with, any covenant or agreement of Parent or Merger Sub set forth in this Agreement.

Section 9.3.          Method of Asserting Claims, etc.

(a)          All claims for indemnification by any Indemnified Party hereunder shall be asserted and resolved as set forth in this Section 9.3. An Indemnified Party entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by, or an action, proceeding or investigation instituted by, any Person (whether or not a party to this Agreement) (an “Indemnity Claim”), must notify the Indemnifying Party in writing, and in reasonable detail, of the Indemnity Claim as promptly as practicable after such Indemnified Party learns of the Indemnity Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder unless the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such written notice (the “Claim Notice”) shall to the extent reasonably possible, set forth the amount or the estimated amount thereof (which estimate shall not be conclusive of the final amount of such claim and demand) along with copies of all written evidence thereof.

(b)          If an Indemnity Claim is made against an Indemnified Party by a third party (a “Third Party Claim”), such Indemnified Party shall promptly, but in no event more than 30 days following such Indemnified Party’s receipt of such Third Party Claim, deliver a Claim Notice to the Indemnifying Party with respect thereto; provided, however, that failure to provide such notice within the time period required shall not affect the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party was actually prejudiced as a result of such failure. The Indemnifying Party shall have ten (10) days from the date of personal delivery or mailing of the Claim Notice (the “Notice Period”) to notify the Indemnified Party in writing whether or not it shall defend the Indemnified Party against such Third Party Claim; provided that if the Indemnifying Party assumes such defense, such written notice shall include the assumption in full of all responsibility for any Losses arising from such Third Party Claim, subject to the limitations set forth in this ARTICLE IX. Notwithstanding the foregoing, without the prior written consent of the Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of any Third Party Claim described in a Claim Notice that (i) seeks an injunction or other equitable relief as a primary remedy, (ii) relates to or arises in connection with any criminal or quasi-criminal allegation, proceeding, action, indictment or investigation, (iii) in the reasonable judgment of the Indemnified Party, is likely to result in aggregate liability that will exceed the then remaining amount of the Cap or (iv) primarily relates to a claim or demand of, or a dispute with, a material customer of Seller. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to assume the defense of a Third Party Claim, except as herein provided, the Indemnifying Party shall have the right to do so by appropriate proceedings. If the Indemnifying Party has the right to and elects to assume the defense of a Third Party Claim, the Indemnifying Party shall select counsel, contractors and consultants of recognized standing and competence; shall take all steps reasonably necessary in the defense or settlement of such Third Party Claim; and shall diligently pursue the resolution of such Third Party Claim. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense; provided, however, that the Indemnifying Party shall pay all reasonable fees, costs and expenses of one outside counsel (in addition to local counsel) in connection with such participation (i) if it requests the Indemnified Party to participate or (ii) if in the opinion of outside counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make joint representation of the Indemnifying Party and the Indemnified Party impermissible under applicable standards of professional conduct. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, all of the parties hereto shall reasonably cooperate in the defense or prosecution thereof. Subject to attorney-client privilege, such cooperation shall include the retention and (upon the Indemnifying Party’s reasonable request) the provision to the Indemnifying Party of records and information which are relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that any out-of-pocket cost incurred by the Indemnified Party in connection with such cooperation shall be at the Indemnifying Party’s expense. If the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise a Third Party Claim with the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed); provided, however, that the Indemnifying Party may settle or compromise such a Third Party Claim without the prior written consent of the Indemnified Party if such settlement or compromise (x) provides solely for the payment of money by the Indemnifying Party and includes a complete and unconditional release of the Indemnified Party from all liability in respect of such Third Party Claim and (y) does not subject the Indemnified Party to any injunctive relief or other equitable remedy. If the Indemnifying Party does not defend the Indemnified Party against a Third Party Claim for which the Indemnifying Party has an indemnification obligation hereunder, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party shall have the right to defend and settle such Third Party Claim; provided that the amount of any such Third Party Claim, or, if the same be contested by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful, shall be the liability of the Indemnifying Party hereunder, subject to the limitations set forth in this ARTICLE IX, provided that whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not settle or compromise any Third Party Claim, or consent to the entry of any judgment, without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(c)          Notwithstanding anything to the contrary contained in this Section 9.3, to the extent there is any inconsistency between this Section 9.3 and Section 6.20 as to any Tax Contest, Section 6.20 shall control.

Section 9.4.          Mitigation. Each of the parties agrees to take all reasonable steps to mitigate their respective Losses upon and after becoming aware of any event or condition that would reasonably be expected to give rise to any Loss that is indemnifiable hereunder.

Section 9.5.          Limitations on Indemnification.

(a)          Except with respect to breaches of (i) Indemnifiable Taxes, (ii) the Seller Fundamental Representations and (iii) the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and in Section 4.29 (Proxy Statement), the Stockholders shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) and Section 9.2(a)(v): (x) until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $500,000 (the “Basket Amount”), in which event the Stockholders shall be obligated to indemnify the Parent Indemnified Parties solely for amounts in excess of the Basket Amount; and (y) if the aggregate Losses of the Parent Indemnified Parties with respect to which Claim Notices were delivered in accordance with Section 9.3 exceed $10,000,000 (the “Cap”).

(b)          Notwithstanding anything in this Agreement to the contrary, except with respect to Losses resulting or arising from (i) Indemnifiable Taxes, (ii) breaches of the representations and warranties in Section 4.17 or (iii) fraud or intentional misrepresentation, the aggregate liability of the Seller Agreement Parties for Losses under Section 9.2(a) shall not in any event exceed the Merger Consideration.

(c)          For purposes of this ARTICLE IX, the determination of Losses resulting or arising from such breach shall be made without regard to any materiality qualification (including any reference to Business Material Adverse Effect or material adverse effect).

(d)          No right of indemnification hereunder shall be limited by reason of any investigation or audit conducted before or after the Closing or the knowledge of any party of any breach of a representation, warranty or covenant by the other parties at any time. The Indemnified Parties shall have the right, irrespective of any knowledge or investigations to rely fully on the representations warranties and covenants of the Parent and Merger Sub and the Seller Agreement Parties, as applicable, contained herein.

Section 9.6.          Losses Net of Insurance, etc. Payments for any Loss for which indemnification is provided shall be net of (i) any amounts actually recovered by the Indemnified Party (which shall include a party receiving payment) pursuant to any indemnification or other agreement with any third party and (ii) any insurance proceeds or other cash receipts or sources of reimbursement actually received as an offset against such Loss (net of any costs incurred to recover such amounts, proceeds or receipts and any increases in insurance premiums payable by the Indemnified Party attributable to such Loss); provided that the Indemnified Party shall be required to use commercially reasonable efforts to obtain all amounts described in clauses (i) – (ii) of this Section 9.6.

Section 9.7.          Source of Payment of Losses. Notwithstanding anything to the contrary contained herein, with regard to Losses which the Stockholders are required to indemnify Parent hereunder, Parent shall first set off the amount of any such Losses against the Deferred Merger Consideration, then against any payment due to the Stockholders pursuant to Section 2.9 hereof and then against any payment due to the Stockholders pursuant to Section 9.2(b) hereof. To the extent that the right of setoff provided in this Section 9.7 is sufficient to pay any Losses which the Stockholder are required to indemnify Parent hereunder, then such right of setoff shall be Parent’s sole and exclusive remedy hereunder; provided, that if such right of setoff is insufficient to satisfy any payment, Parent and the Surviving Entity may pursue any available remedy against the Stockholders in satisfaction thereof.

Section 9.8.          Sole Remedy. The parties hereto acknowledge and agree that after the Closing, the indemnities provided in Section 9.2 shall be the sole and exclusive remedy of the parties at law or in equity for any breach of representation, warranty, covenant or agreement or other claim arising out of this Agreement, provided that nothing contained herein shall limit any party’s remedies in respect of any fraud or intentional misrepresentation by any other party.

Section 9.9.          Tax Treatment. The parties hereto acknowledge and agree that any indemnity payment under this Agreement shall be treated as an adjustment to the Merger Consideration for Tax purposes, except to the extent otherwise required by applicable Law.

ARTICLE X

MISCELLANEOUS

Section 10.1.          Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile upon electronic confirmation of receipt, or if mailed by overnight courier service guaranteeing next day delivery, one Business Day after mailing, or if mailed in any other way, then upon receipt, to the parties at the following addresses (or at such other address for a party as is specified by like notice):

If to Parent or Merger Sub, to:

c/o Universal Business Payment Solutions Acquisition Corporation

Radnor Financial Center

Suite F-200

Radnor, PA 19087

Attention: Chief Executive Officer

Facsimile: (877) 861-8488

with a copy (which shall not constitute notice) to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Facsimile: (215) 994-2222

If to Seller to:

5005 Rockside Road #100

Cleveland, OH 44131

Attention : James Weiland

Facsimile: (216) 524-9833

with a copy (which shall not constitute notice) to:

Ulmer & Berne, LLP

1660 W 2nd Street Ste 1100

Cleveland, OH 44113

Attention: Frederick N. Widen, Esq.

Facsimile: (216) 583-7341

If to the Representative, to:

James Weiland

30126 St. Ives

Westlake, OH 44145

Facsimile: (440) 892-7979

with a copy (which shall not constitute notice) to:

Ulmer & Berne, LLP

1660 W 2nd Street Ste 1100

Cleveland, OH 44113

Attention: Frederick N. Widen, Esq.

Facsimile: (216) 583-7341

Section 10.2.          Exhibits and Schedules. All exhibits and schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed in all other sections of the Disclosure Schedule where it is reasonably apparent on its face that the matters so disclosed are applicable to such other sections. Disclosure of any item in a section of the Disclosure Schedule shall not be deemed an admission that such item represents a material item, fact, exception of fact, event or circumstance or that occurrence or non-occurrence of any change or effect related to such item would result in a Business Material Adverse Effect or a material adverse effect on the ability of any party to consummate any of the transactions contemplated hereby.

Section 10.3.          Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a Business Day.

Section 10.4.          Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, except as otherwise provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein; provided, however, that, all lawyers and accountants fees and expenses incurred by any party hereto in connection with the preparation, filing, amendment and distribution of the Proxy Statement and the Transaction Form 8-K shall be paid by Parent (the “Post Execution Parent Fees and Expenses”). From and after the date hereof, Parent shall pay any Post Execution Parent Fees and Expenses monthly, promptly after receipt of invoices payable by Parent hereunder. Any transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be paid, or caused to be paid, by the Seller Agreement Parties, and all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, fees and charges shall be filed by the party required by Law to file them.

Section 10.5.          Governing Law. This Agreement and the rights and duties of the parties hereto hereunder will be governed by and construed in accordance with the Laws of the Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the Laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania or, if such court does not have jurisdiction, the Pennsylvania state courts located in Philadelphia, Pennsylvania, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all claims in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, or with respect to any such action or proceeding, will be heard and determined in such a Pennsylvania federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive, except solely to the extent that all such courts lawfully decline to exercise such jurisdiction. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that it is not subject to such jurisdiction. Each party hereby waives, and agrees not to assert, to the maximum extent permitted by Law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 10.1 or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

Section 10.6.          Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Section 10.7.          Acknowledgements. Parent hereby acknowledges that Frederick N. Widen is signing this Agreement as trustee of the Francis J. Weiland Irrevocable Trust UTA dated 7/27/1998 and the JFW Trust UTA dated 3/23/1998 (the “Trusts”) and not in his individual capacity and, therefore, will not be bound in his personal capacity by this Agreement or any of the terms herein. Furthermore, the Stockholders hereby acknowledge that Frederick N. Widen is a trustee of the Trusts and waive any conflict of interest relating to or arising out of his acting in such capacity and his representation of Seller and the Representative in the transactions contemplated by this Agreement.

Section 10.8.          Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.

Section 10.9.          Titles and Headings. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

Section 10.10.         Entire Agreement. Except as otherwise contemplated herein, this Agreement and the Ancillary Agreements constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof (other than the Confidentiality Agreement). The parties acknowledge that each of the parties hereto participated in the drafting of this Agreement and the Ancillary Agreements and agree that any rule of Law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement or the Ancillary Agreements against the party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties, covenants and indemnification provisions hereof) and the terms of any other documents delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the parties acknowledge and agree that the terms of this Agreement shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the parties and their respective officers, directors, employees, stockholders and Affiliates with respect to the subject matter of such conflict or inconsistency.

Section 10.11.         Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by Law.

Section 10.12.         Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 10.5, in addition to any other remedy to which they are entitled at Law or in equity.

Section 10.13.         Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

Section 10.14.         Failure or Indulgence not Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 10.15.         Amendments. This Agreement may be amended, at any time prior to the Effective Time, by action taken by Parent and Seller, and after the Closing by the Representative, Parent and the Surviving Entity. This Agreement (including the provisions of this Section 10.15) may not be amended or modified except by an instrument in writing signed on behalf of all of the parties required pursuant to the preceding sentence.

Section 10.16.         Conflicts and Privilege. It is acknowledged by each of the parties hereto that Seller and the Representative have retained Ulmer & Berne LLP (“U&B”) to act as their counsel in connection with the transactions contemplated hereby and that U&B has not acted as counsel for any other party in connection with the transactions contemplated hereby and that none of the other parties has the status of a client of U&B for conflict of interest or any other purposes as a result thereof. Parent hereby agrees that, in the event that a dispute arises after the Closing between Parent and the Representative (on behalf of the Stockholders), U&B may represent the Representative in such dispute even though the interests of Representative may be directly adverse to Parent, the other Stockholders, the Surviving Entity or its Subsidiaries, and even though U&B may have represented the Surviving Entity or its Subsidiaries in a matter substantially related to such dispute, or may be handling ongoing matters for Parent, the Surviving Entity or its Subsidiaries. Parent further agrees that, as to all communications among U&B and the Surviving Entity, any Subsidiary thereof and/or the Representative that relate in any way to the transactions contemplated by this Agreement, the attorney-client privilege and the expectation of client confidence belongs to the Representative and may be controlled by the Representative and shall not pass to or be claimed by Parent, the Surviving Entity or any Subsidiary. Notwithstanding the foregoing, in the event that a dispute arises between Parent, the Surviving Entity or any Subsidiary and a third party other than a party to this Agreement after the Closing, the Surviving Entity or such Subsidiary may assert the attorney-client privilege to prevent disclosure of confidential communications by U&B to such third party; provided, however, that neither the Surviving Entity nor such Subsidiary may waive such privilege without the prior written consent of U&B, as applicable. U&B is an intended third party beneficiary of this Section 10.16 and shall be entitled to rely on the provisions hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Transaction Agreement to be duly executed as of the day and year first above written.

UNIVERSAL BUSINESS PAYMENT
SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	Chief Executive Officer

ENZO MERGER SUB, INC.

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	CEO and Secretary

FRANCIS DAVID CORPORATION D/B/A
ELECTRONIC MERCHANT SYSTEMS

By:	/s/ Daniel J. Neistadt
Name: Daniel J. Neistadt
Title: President

STOCKHOLDER:

Francis J. Weiland Irrevocable Trust UTA dated
7/27/1998, Frederick N. Widen, Trustee

By:	/s/ Frederick N. Widen
Frederick N. Widen, Trustee

STOCKHOLDER:

/s/ John Rahilly
John Rahilly

STOCKHOLDER:

JFW Trust UTA dated 3/23/1998, Frederick N.
Widen, Trustee

By:	/s/ Frederick N. Widen
Frederick N. Widen, Trustee

STOCKHOLDER:

/s/ Daniel J. Neistadt
Daniel J. Neistadt

STOCKHOLDER:

Paul Augustin O’Neil Revocable Trust U/A/D
8/20/2002, Paul Augustin O’Neil, Trustee

By:	/s Paul Augustin O’Neil
Paul Augustin O’Neil, Trustee

STOCKHOLDER:

Margaret S. Weiland Revocable Trust UTA dated
10/20/2004, Margaret S. Weiland, Trustee

By:	/s/ Margaret S. Weiland
Margaret S. Weiland, Trustee

STOCKHOLDER:

By:	/s David Andrew Weiland
David Andrew Weiland

REPRESENTATIVE

By:	/s/ James Weiland
James Weiland, Sellers’ Representative

ANNEX A

List of Stockholders

Class A Stockholders:

1.	Francis J. Weiland Irrevocable Trust UTA dated 7/27/1998, Frederick N. Widen, Trustee

2.	John Rahilly

Class B Stockholders:

1.	John Rahilly

2.	Margaret S. Weiland Revocable Trust UTA dated 10/20/2004, Margaret S. Weiland, Trustee

3.	JFW Trust dated 3/23/1998, Frederick N. Widen, Trustee

4.	David Andrew Weiland

5.	Daniel J. Neistadt

6.	Paul Augustin O’Neil Revocable Trust U/A/D 8/20/2002, Paul Augustin O’Neil, Trustee

ANNEX B

STOCKHOLDER ALLOCATION

Shareholder	Class A	Class B	Total	Percent

Frederick N. Widen, Trustee of the JFW Trust UTA dated 3/23/1998	0	2,404.500	2,404.500	76.676992

Frederick N. Widen, Trustee of the Francis Weiland Trust UTA dated 7/27/1998	25.500	0	25.500	0.813168

Margaret S. Weiland, Trustee of the Margaret Weiland Revocable Trust UTAD 10/20/2004	0	90.000	90.000	2.870006

David Andrew Weiland	0	30.000	30.000	0.956669

John Rahilly	4.500	461.382	465.882	14.856490

Paul Augustin O’Neil Revocable Trust U/A/D August 20, 2002	0	30.000	30.000	0.956669

Daniel J. Neistadt	0	90.000	90.000	2.870006

	30.000	3,105.882	3,135.882	100.000000

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is entered into between Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“Parent”), and Francis David Corporation, an Ohio corporation (“Seller”), effective as of August 9, 2012.

RECITALS

WHEREAS, Parent and Seller are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 6, 2012, by and among Parent, Enzo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Seller, the stockholders of Seller and James Weiland, as representative of the stockholders of Seller.

WHEREAS, in accordance with Section 10.15, the parties wish to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1.          Amendments.

i.            Sections 2.8(b) and (c) of the Merger Agreement are hereby amended by deleting such sections in their entirety and substituting therefor the following:

(b)       If the Estimated Closing Net Working Capital is less than the Target Net Working Capital, the Cash Merger Consideration payable at the Closing shall be reduced by an amount equal to such deficiency. If the Estimated Closing Net Working Capital is greater than the Target Net Working Capital, the Cash Merger Consideration payable at the Closing shall be increased by such excess. The adjustment made pursuant to the two immediately preceding sentences is referred to herein as the “Estimated Net Working Capital Adjustment.” The adjustment made to Cash Merger Consideration in this paragraph (b) and based on Estimated Closing Cash and Estimated Closing Indebtedness is referred to herein as the “Initial Adjustment” and shall be subject to subsequent adjustment as provided in paragraphs (c), (d) and (e) below.

(c) Within 45 days after the Closing Date, the Surviving Entity shall prepare or cause to be prepared, at its own expense, and deliver to the Representative together with all work papers and back-up materials relating thereto, a written statement setting forth (i) a balance sheet of the Seller Entities as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Interim Balance Sheets, and (ii) the Surviving Entity’s final calculations of (x) the Estimated Closing Net Working Capital, (y) the Estimated Closing Cash and (z) the Estimated Closing Indebtedness (together with the balance sheet referred to in clause (i) above and the statement in clause (ii) above, the “Final Closing Statement”).

ii.         Section 9.5(a) of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

Section 9.5        Limitations on Indemnification.

(a) Except with respect to breaches of (i) Indemnifiable Taxes, (ii) the Seller Fundamental Representations and (iii) the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and in Section 4.29 (Proxy Statement), the Stockholders shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) and Section 9.2(a)(v) until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $500,000 (the “Basket Amount”), in which event the Stockholders shall be obligated to indemnify the Parent Indemnified Parties solely for amounts in excess of the Basket Amount; provided, however, that the maximum amount of aggregate Losses for which the Parent Indemnified Parties will be entitled to recover pursuant to Section 9.2(a)(i) and Section 9.2(a)(v) is $10,000,000 (the “Cap”).

iii.         Section 10.6 of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

Section 10.6 Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void; provided, however, that Parent and/or the Surviving Entity may assign any or all of their respective rights and interests hereunder to its lenders as collateral security or to any party that is acquiring Parent and/or Surviving Entity in a change of control transaction, whether by merger, stock sale or sale of all or substantially all the assets of Parent and/or Surviving Entity. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

2.          Recitals, Definitions. The recitals are incorporated herein by reference. Any capitalized term not defined herein shall have the meaning ascribed to such term in the Merger Agreement.

3.          Ratification. In all respects not inconsistent herewith, the parties hereto ratify, affirm, and republish the Merger Agreement.

4.          Conflict with the Merger Agreement. Except as set forth herein, all other provisions of the Merger Agreement shall remain in full force and effect. To the extent any provision of this Amendment is inconsistent with the Merger Agreement, this Amendment will govern and control.

5.          Binding Effect. Except as otherwise provided in this Amendment to the contrary, this Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have signed this Amendment as of the date first written above.

Universal business payment
solutions acquisition
corporation

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	Chief Executive Officer

Francis david corporation

By:	/s/Daniel J. Neistadt
Name:	Daniel J. Neistadt
Title:	President

Annex C

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION,

ADC MERGER SUB, INC.,

AD COMPUTER CORPORATION

PAYROLL TAX FILING SERVICES, INC.

THE STOCKHOLDERS OF SELLER ENTITIES

and

STOCKHOLDERS' REPRESENTATIVE

Dated as of July 6, 2012

C-1

i

ii

iii

Annexes

Annex A	Stockholder Allocation

Exhibits

Exhibit A - Key Employees' Employment Agreements

Exhibit B - Certificate of Merger

Exhibit C – Waiver and Release

iv

Execution Version

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement") is dated as of July 6, 2012, among UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION, a Delaware corporation ("Parent"), ADC MERGER SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), AD COMPUTER CORPORATION, a Pennsylvania Corporation ("ADC"), PAYROLL TAX FILING SERVICES, INC., a Pennsylvania corporation ("PTFS" and together with ADC, hereinafter collectively called "Sellers" or the "Seller Entities"), and CAROL AND C. NICHOLAS ANTICH AS JOINT TENANTS, C. NICHOLAS ANTICH, CAROL ANTICH, ERIC ANTICH, LYNN MCCAUSLAND, the B N MCCAUSLAND TRUST and JOEL E. SERFASS (collectively, the "Stockholders" and together with Sellers, the "Seller Agreement Parties"), and C. NICHOLAS ANTICH, as representative of the Stockholders (the "Representative").

WHEREAS, Sellers are engaged in the businesses of providing employee services to businesses, including but not limited to payroll processing, tax filing, and related human resource services (collectively, the "Business");

WHEREAS, the parties intend to effect the merger of Merger Sub with and into ADC, with ADC continuing as the surviving entity following such merger (such merger being herein collectively called the "Merger");

WHEREAS, the respective boards of directors or other governing bodies of Parent, Merger Sub and Sellers have approved the form, terms, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, upon the terms of and subject to the conditions set forth herein;

WHEREAS, the board of directors of Parent has (i) determined that it is in the best interests of Parent and its stockholders to enter into this Agreement, (ii) resolved to submit this Agreement to the stockholders of Parent for their approval, and (iii) resolved to recommend approval of this Agreement and the transactions contemplated hereby by the stockholders of Parent;

WHEREAS, concurrently with this Agreement, the Key Employees have entered into the employment agreements attached as Exhibit A hereto;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

Article I

CERTAIN DEFINITIONS

Section 1.1       Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

"401(k) Plan" has the meaning set forth in Section 7.6(d).

"Accounting Firm" means KPMG LLP.

"Accrued Taxes" means all Taxes of the Seller Entities accrued through the end of the Closing Date,

"ADC" has the meaning set forth in the preamble.

“ADC Accounting Principles” means GAAP for ADC’s Year-End Financial Statements, and the income tax method of accounting, on an accrual basis, for its Interim Financials.

"Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made; provided, however, that for purposes of this Agreement, Parent and its Subsidiaries, on the one hand, and Sellers and their respective Subsidiaries (if any), on the other hand, shall not be considered Affiliates of one another. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Agreement" means this Agreement and Plan of Merger.

"Ancillary Agreements" means the Key Employment Agreements.

"Annual Statements of Operations" has the meaning set forth in Section 4.5(a).

"Antitrust Division" means the Antitrust Division of the United States Department of Justice.

"Allocation Schedule" has the meaning set forth in Section 6.17(e)(iii).

"Assets" has the meaning set forth in Section 4.7(a).

"Balance Sheets" has the meaning set forth in Section 4.5(e)

"Balance Sheet Date" has the meaning set forth in Section 4.5(e).

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"Benefit Plan" means each (i) "employee benefit plan," as defined in Section 3(3) of ERISA and (ii) all other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, employment, severance, salary continuation, termination, change-of-control, health, life, disability, group insurance, vacation, holiday and material fringe benefit plan, program, contract, or arrangement (whether written or unwritten) maintained, contributed to, or required to be contributed to, by a Seller or any ERISA Affiliate for the benefit of any current or former employee, director, officer or independent contractor of such Seller or under which such Seller or any ERISA Affiliate has any liability.

"Business Day" means any day that is not a Saturday or Sunday, or other day on which commercial banks in the City of New York, New York are required or authorized by Law to be closed.

"Business Material Adverse Effect" means a material and adverse effect on the business, properties, assets and liabilities (taken as a whole), financial condition or results of operations of Sellers, taken as a whole, or the ability of Sellers to consummate the transactions contemplated by this Agreement; provided, however, that any such adverse effect arising out of: (a) general economic, business, political or social conditions (or changes therein), including in respect of interest or currency rates, the financial or capital markets or any business in which a Seller operates, (b) any act of terrorism, military action or the escalation thereof, (c) changes in applicable Law (or interpretations thereof) after the date hereof, (d) changes in GAAP (or interpretations thereof) after the date hereof, (e) failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance (provided, that any underlying circumstance or event contributing to such failure may itself or in combination with other circumstances or events constitute a Business Material Adverse Effect), (f) actions required to be taken pursuant to this Agreement or taken with Parent's consent and (g) the public announcement of the transactions contemplated by this Agreement, shall not constitute or be deemed to constitute a Business Material Adverse Effect and otherwise shall not be taken into account in determining whether a Business Material Adverse Effect has occurred or would reasonably be expected to occur; provided, however, that with respect to the immediately preceding clauses (a) through (d), such circumstance or event does not have a materially disproportionate impact on Sellers relative to other Persons participating in the industry in which Sellers operate.

"Business" has the meaning set forth in the recitals.

"Business Registered Intellectual Property" has the meaning set forth in Section 4.11(a).

"Cap" has the meaning set forth in Section 9.5(a).

"Cash and Cash Equivalents" means the sum of the fair market value (expressed in United States dollars) of all cash and cash equivalents of any kind (including bank account balances, marketable securities and short term investments) calculated in accordance with GAAP.

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"Cash Merger Consideration" means sixteen million dollars ($16,000,000), plus (i) the Estimated Closing Net Working Capital Adjustment (which may be a negative number), minus (ii) the Estimated Closing Indebtedness, minus (iii) Estimated Closing Accrued Taxes, minus (iv) Estimated Closing Transaction Expenses, plus (v) the amount of Estimated Closing Indebtedness, Estimated Closing Accrued Taxes and Estimated Closing Transaction Expenses solely to the extent included as current liabilities in the calculation of the Estimated Closing Net Working Capital, all as further adjusted pursuant to Section 2.8(c), (d), (e) and (f), plus (iv) the amount of Estimated Reimbursable Expenses.

"Certificate of Merger" has the meaning set forth in Section 2.2.

"Change of Control" means (a) the sale, lease, license, distribution, dividend or transfer, in one or a series of related transactions, of 50% or more of the assets of such Person and its subsidiaries taken as a whole, to a Person other than any of the Parent Founders; or (b) a merger, consolidation or other business combination of such Person (or any subsidiary or subsidiaries that alone or together represent all or substantially all of such Person's consolidated business at that time) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries that results in the stockholders of such Person (or such subsidiary or subsidiaries) or any successor or other entity holding all or substantially all of the assets of such Person and its Subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or a series of related transactions holding, directly or indirectly, less than 50% of the voting power of such Person (or such subsidiary or subsidiaries) or any successor, other entity or surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions.

"Claim Notice" has the meaning set forth in Section 9.3(a).

"Closing" has the meaning set forth in Section 3.1.

"Closing Date" has the meaning set forth in Section 3.1.

"Closing Date Merger Consideration" means, collectively, the Cash Merger Consideration and the Common Stock Merger Consideration.

"COBRA" means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state law to which a Seller is subject.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock Merger Consideration" means an aggregate of 1,000,000 shares of Parent Common Stock.

"Confidential Target Information" means the identities of the entities in the merger and/or acquisition transactions to which Parent or any of its Subsidiaries is, or on the date hereof expects to be, a party, the pro forma capitalization of Parent set forth in Section 5.13 of the Disclosure Schedule, and the additional documents listed in Section 5.13 of the Disclosure Schedule relating to the mergers or acquisitions contemplated thereby.

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"Confidentiality Agreement" has the meaning set forth in Section 6.1.

"Contract" means, with respect to any Person, any agreement, indenture, debt instrument, contract, guarantee, loan, note, mortgage, license, lease, purchase order, delivery order, commitment or other arrangement, understanding or undertaking, whether written or oral, including all amendments, modifications and options thereunder or relating thereto, to which such Person is a party, by which it is bound, or to which any of its assets or properties is subject.

"Deferred Merger Consideration" has the meaning set forth in Section 2.7.

"DGCL" means the General Corporation Law of the State of Delaware, as amended from time to time.

"Disclosure Schedule" means the Confidential Disclosure Schedule delivered in connection with, and constituting a part of, this Agreement.

"Disputed Items" has the meaning set forth in Section 2.8(d)

"Dispute Notice" has the meaning set forth in Section 2.8(d)

"Effective Time" has the meaning set forth in Section 2.2.

"Employment Contracts" has the meaning set forth in Section 4.23.

"Encumbrances" means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment, right of first refusal, restriction, option, title defect or other similar encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other laws, which secures the payment of debt (including, without limitation, any Tax) or the performance of an obligation.

"Environmental Laws" mean any Laws relating to the protection of the environment, natural resources, pollution, or the treatment, storage, recycling, transportation, disposal, arrangement for treatment, storage, recycling, transportation, or disposal, handling or Release of or exposure to any Hazardous Substances (and including worker health or safety Laws as they relate to occupational exposure to Hazardous Substances).

"Environmental Permits" has the meaning set forth in Section 4.15(a)(i).

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ERISA Affiliate" means any entity that is considered a single employer with any Seller entity under Section 414 of the Code.

"Estimated Closing Accrued Taxes" has the meaning set forth in Section 2.8(a).

"Estimated Closing Indebtedness" has the meaning set forth in Section 2.8(a)

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"Estimated Closing Net Working Capital" has the meaning set forth in Section 2.8(a)

"Estimated Closing Statement" has the meaning set forth in Section 2.8(a).

"Estimated Closing Transaction Expenses" has the meaning set forth in Section 2.8(a).

"Estimated Net Working Capital Adjustment" has the meaning set forth in Section 2.8(b).

"Estimated Reimbursable Expenses" has the meaning set forth in Section 2.8(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Existing Seller Equity" has the meaning set forth in Section 4.4.

"FCPA Laws" means the Foreign Corrupt Practices Act of 1977 and any other comparable Law governing corruption of foreign officials, including laws enacted through or under the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

"Financing" has the meaning set forth in Section 6.14.

"Final Adjustment" has the meaning set forth in Section 2.8(f)

"Final Closing Statement" has the meaning set forth in Section 2.8(c)

"Final Determination" has the meaning set forth in Section 2.8(e)

"Financial Information" has the meaning set forth in Section 4.5(b).

"GAAP" means generally accepted accounting principles as in effect in the United States.

"Governmental Action/Filing" means any franchise, approval, permit, authorization, license, order, registration, certificate, variance, and other similar permit or right obtained from any Government Authority and all pending applications therefor.

"Governmental Authority" means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial (including any court or arbitrator (public or private)), regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi governmental entity established to perform any of such functions.

"Hazardous Substances" means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, a pollutant, a contaminant or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

6

"Healthcare Reform Law" has the meaning set forth in Section 4.16(d).

"Indebtedness" without duplication, means all principal, interest, premiums or other obligations related to (a) all indebtedness for borrowed money, (b) all obligations for the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and consistent with past practice), including any earn-out, (c) all obligations evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (e) all obligations as lessee or lessees under leases that are required to be recorded as capital leases under GAAP, (f) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than trade accounts payable in the ordinary course of business and consistent with past practice), (g) all obligations owing pursuant to factoring agreements for accounts receivable, (h) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (g) guaranteed directly or indirectly in any manner, or in effect guaranteed directly or indirectly through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, (i) all Indebtedness of the type referred to in the immediately preceding clauses (a) through (h) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned (including accounts and contract rights), even though such Person has not assumed or become liable for the payment of such Indebtedness and (j) all accrued but unpaid interest (or interest equivalent) to the date of determination, any fees and expenses due and all prepayment premiums or penalties, related to any items of Indebtedness of the type referred to in the immediately preceding clauses (a) through (i).

"Indemnifiable Taxes" means, without duplication, any and all Tax liabilities with respect to Seller Entities, their assets or operations that are attributable to any Pre-Closing Tax Period. Tax liabilities attributable to any Straddle Period shall be allocated in accordance with Section 6.17(c) hereof.

"Indemnified Party" means the party entitled to indemnification pursuant to Article IX.

"Indemnifying Party" means the party required to indemnify the other party pursuant to Article IX.

"Indemnity Claim" has the meaning set forth in Section 9.3(a).

"Initial Adjustment" has the meaning set forth in Section 2.8(b)

"Insurance Policies" has the meaning set forth in Section 4.21.

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"Intellectual Property" means all rights arising anywhere in the world in or under: registered and unregistered trademarks and applications for registration of same, service marks, trade names, logos, slogans, trade dress, domain names and other indicators of source (and all goodwill associated with any of the foregoing); copyrights, copyright registrations and applications for copyright registration, including any copyrights arising in computer software or corollary database rights, and mask work rights; patents, patent applications (including all reissues, divisions, continuations, continuations in part and extensions thereof); inventions, invention disclosures, trade secrets, formulae, processes, methodologies, know-how and any other intellectual property or proprietary rights and any licenses related to any of the foregoing.

"Interim Balance Sheets" has the meaning set forth in Section 4.5(b).

"Interim Financials" has the meaning set forth in Section 4.5(b).

"Key Employees" means each of C. Nicholas Antich, Eric Antich and Joel Serfass.

"Key Employee Agreement" means each employment agreement with the Key Employees.

"Law" means any law, statute, directive, ordinance, regulation, rule, writ, judgment, order, decree or other regulation or legal requirement (including common law) of any Governmental Authority.

"Leased Real Property" has the meaning set forth in Section 4.9(a).

"Leases" has the meaning set forth in Section 4.9(a).

"Legal Proceeding" means any judicial, administrative or arbitral action, complaint, suit, mediation, investigation, proceeding or claim (including counterclaim) by or before a Governmental Authority.

"Losses" means losses, claims, damages, injuries, lost opportunities, demands, settlements, judgments, awards, fines, fees (including reasonable attorneys' fees), charges, liabilities, penalties and costs and expenses (including costs of investigation, remediation or other response actions) of any nature.

"Merger Consideration" means, collectively, the Cash Merger Consideration, the Common Stock Merger Consideration and the Deferred Merger Consideration.

"Merger Sub" has the meaning set forth in the preamble.

"Merger" has the meaning set forth in the recitals.

"Multiemployer Plan" has the meaning set forth in Section 3(37) of ERISA.

"NASDAQ" means the NASDAQ Capital Market.

"Net Cash Amount" means, as of any date, the aggregate amount of the Seller Entities' Cash and Cash Equivalents on hand or in bank accounts as of such date, minus the aggregate amount of outstanding and unpaid checks issued by the Seller Entities as of such date.

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"Net Working Capital" means the amount (which may be a negative or positive number) equal to the difference between (a) the sum of all current assets of the Seller Entities (consisting of the Net Cash Amount, accounts receivable, inventory and prepaid expenses) and all Work in Process, and (b) all current liabilities of the Seller Entities (including, without limitation, the current portion of capital lease liability, accounts payable and accrued expenses and the current portion of deferred revenue), in each case, determined on a consolidated basis, in accordance with GAAP applied consistently with the principles applied in the preparation of the Year-End Balance Sheets and excluding current and deferred tax assets and liabilities.

"Notice Period" has the meaning set forth in Section 9.3(b).

"Organic Dilution Event" has the meaning set forth in Section 2.12.

"Other Filings" has the meaning set forth in Section 6.8(a).

"Outside Date" has the meaning set forth in Section 8.1(b).

"Parent" has the meaning set forth in the preamble.

"Parent Common Stock" means the common stock, par value $0.001 per share, of Parent.

"Parent Founders" means, collectively, Bipin C. Shah and Peter Davidson.

"Parent Indemnified Parties" has the meaning set forth in Section 9.2(a).

"Parent Preferred Stock" has the meaning set forth in Section 5.7(a).

"Parent SEC Documents" has the meaning set forth in Section 5.6.

"Parent Stockholder Approval" has the meaning set forth in Section 6.8(a).

"Parent Stockholders' Meeting" has the meaning set forth in Section 6.8(a).

"Parent's Knowledge" means the actual knowledge of the individuals, after due inquiry, of the individuals set forth in Section 1.1(a) of the Disclosure Schedule.

"Parent's Organizational Documents" means the restated certificate of incorporation and amended and restated by-laws of Parent, as may be amended from time to time.

"Payoff Letters" has the meaning set forth in Section 6.15.

"Permits" means any franchise, approval, permit, authorization, license, order, registration, certificate, variance and other similar permit or rights obtained from any Governmental Authority necessary or advisable for the operations of the business of a Seller and all pending applications therefor.

"Permitted Encumbrances" means (a) easements, rights-of-way, restrictions and other similar defects or imperfections of title, charges and encumbrances of record not in the aggregate detracting materially from the use or value of the assets subject thereto, and (b) Encumbrances for Taxes not yet due and payable.

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"Person" means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a Governmental Authority.

"Piggy-Back Registration" has the meaning set forth in Section 6.16(a).

"Post-Closing Tax Period" means any taxable period beginning after the Closing Date and the portion of any Straddle Period beginning the day after the Closing Date.

"Pre-Closing Tax Period" means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date.

"Press Release" has the meaning set forth in Section 6.9.

"Prospectus" has the meaning set forth in Section 6.10.

"Proxy Statement" has the meaning set forth in Section 6.8(a).

"PTFS Accounting Principles" means GAAP for the Year-End Financial Statements of PTFS and the income tax method of accounting, on a cash basis, in the case of its Interim Financials.

"PTFS" has the meaning set forth in the preamble.

"Release" means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

"Representative" has the meaning set forth in the recitals.

"Required Cash" means a Net Cash Amount equal to $1,000,000.

"Restricted Period" has the meaning set forth in Section 6.12.

"Section 338 Election" has the meaning set forth in Section 6.17(e).

"Securities Act" means the Securities Act of 1933, as amended.

"Seller Agreement Party" has the meaning set forth in the preamble.

"Seller Entities" means, collectively, ADC and PTFS.

"Seller Fundamental Representations" has the meaning set forth in Section 9.1(a)(i).

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"Seller Indemnified Parties" has the meaning set forth in Section 9.2(b).

"Sellers' Knowledge" means the actual knowledge, after due inquiry, of the individuals set forth in Section 1.1 of the Disclosure Schedule.

"Share Exchange" means the exchange, prior to the Effective Time, of all of the outstanding shares of capital stock in PTFS for newly issued shares of ADC, as a result of which PTFS will become a wholly-owned subsidiary of ADC.

"Stock Acquiror" has the meaning set forth in Section 4.25.

"Stock Purchase Agreements" means (i) with respect to ADC, a Stockholder's Agreement among C. Nicholas Antich, Carol A. Antich, Eric C. Antich and Lynn McCausland dated December 30, 1994 and the Consent to Stockholders' Agreement dated February 17, 1999 among C. Nicholas Antich and Carol A. Antich as Trustees and the Brittany N. McCausland Trust, and (ii) with respect to PTFS, the Stock Purchase Agreement dated February 9, 2005 among C. Nicholas Antich, Carol A. Antich and Joel E. Serfass, as now or hereafter amended by a letter agreement pursuant to which C. Nicholas and Carol A. Antich will be required to purchase all of Joel A. Serfass' shares in PTFS under certain conditions.

"Straddle Period" means any taxable period that includes, but does not end on, the Closing Date.

"Stockholder Allocation" has the meaning set forth in Section 2.7.

"Stockholders" has the meaning set forth in the preamble.

"Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.

"Surviving Entity" has the meaning set forth in Section 2.1.

"Target Net Working Capital" means $1,000,000.

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"Tax" means (a) any and all income taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings, or profits) and all gross receipts, estimated, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, or windfall profit taxes, environment, alternative, or add-on minimum taxes or other taxes or fees, assessments, or charges in the nature of taxes, (b) any liability in respect of Taxes described in the immediately preceding clause (a) that is payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise, and (c) any interest, penalty or additions to tax or additional amounts imposed with respect to amounts referred to in clauses (a) and (b) hereof, whether disputed or not, in each case imposed by a Governmental Authority, whether computed on a separate, consolidated, unitary, combined or any other basis).

"Tax Return" means any return, report, information return or other document (including any related or supporting information), including any schedule or attachment thereto, including any amended Tax Return or declaration of estimated Tax, filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment, or collection of any Tax paid or payable or the administration of any laws, regulations, or administrative requirements relating to any such Tax.

"Territory" shall mean the United States.

"Third Party Claim" has the meaning set forth in Section 9.3(b).

"Threshold Amount" has the meaning set forth in Section 9.5(a).

"Transaction" means the transactions contemplated by this Agreement and the Ancillary Agreements.

"Transaction Form 8-K" has the meaning set forth in Section 6.9.

"Transaction Expenses" means the aggregate amount of all expenses incurred on or before the Closing and payable by a Seller to third parties and incurred in connection with the preparation, execution and consummation of the transactions contemplated by this Agreement, including, but not limited to: (i) fees and disbursements of attorneys, accountants, financial advisors and other advisors and service providers (including, without limitation, any broker, finder or similar fee due or payable by a Seller to any Person), and (ii) any sale bonus, stay bonus, retention bonus, change in control bonus or similar bonus, in each case which becomes payable by a Seller in connection with the consummation of the transactions contemplated by this Agreement; provided, however, that fees and disbursements of attorneys and accountants, and other out-of-pocket costs not to exceed $35,000, incurred by a Seller pursuant to Section 6.8 shall be excluded from Transaction Expenses and shall be added to the Cash Merger Consideration or, if this Agreement shall terminate without consummation of the Closing, shall be reimbursed by Parent to such Seller.

"Transfer Taxes" means any real property transfer, transfer gains, documentary, sales, use, stamp, registration or similar Taxes, fees or charges (including any penalties and interest) which become payable in connection with the Merger pursuant to this Agreement.

"Transferred Employees" means the employees of Sellers as of the Effective Time.

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"Treasury Regulations" means the treasury regulations promulgated under the Code, including any temporary regulations.

"Trust Account" has the meaning set forth in Section 6.10.

"Trust Account Claim" has the meaning set forth in Section 6.10.

"Unresolved Items" has the meaning set forth in Section 2.8(e)

"Voting Matters" has the meaning set forth in Section 6.8(a).

"Work in Process" means the fees for services rendered by each Seller for any quarterly in which the Closing Date shall occur, to the extent such fees are not accrued or paid as of the Closing Date and are attributable to services rendered on or before the Closing Date. Without limiting the generality of the foregoing, a portion of the annual fees to be accrued by ADC after the Closing Date for preparation of customers' IRS form W-2's are attributable to services rendered by ADC on or before the Closing Date. For purposes hereof, the portion of fees accruing after the Closing Date but not paid which are attributable to services rendered by a Seller on or before the Closing Date shall be deemed to be, for any quarterly period, the product of (i) the quarterly fee less any costs, expenses or other liabilities attributable to such services not yet accrued or paid and (ii) a fraction, the numerator of which is the number of days in such quarterly period through and including the Closing Date and the denominator of which is the total number of days in such quarterly period.

"Year-End Balance Sheets" has the meaning set forth in Section 4.5(a).

"Year-End Financial Statements" has the meaning set forth in Section 5.5(a).

Section 1.2        Interpretation.

(a)      References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.

(b)      A "month" or a "quarter" means a calendar month or quarter (as the case may be).

(c)      References to "$" or "dollars" refer to lawful currency of the United States.

(d)     Writing includes typewriting, printing, lithography, photography, email and other modes of representing or reproducing words in a legible and non-transitory form.

(e)      The terms "include" and "including" and words of similar import are to be construed as non-exclusive (so that, by way of example, "including" mean "including without limitation").

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(f)       Unless the context of this Agreement otherwise requires (i) words using a singular or plural number also include the plural or singular number, respectively, (ii) the terms "hereof," "herein," "hereby" and any derivative thereof or similar words refer to this entire Agreement, (iii) the masculine gender includes the feminine and neuter genders, (iv) any reference to a Law, an agreement or a document will be deemed also to refer to any amendment, supplement or replacement thereof, and (v) whenever this Agreement refers to a number of days, such number refers to calendar days unless such reference specifies Business Days.

(g)      Terms defined in this Agreement by reference to any other agreement, document or instrument have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

(h)      The term "foreign" means non-United States.

Article II

THE MERGER

Section 2.1       The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, pursuant to the provisions of the DGCL, Merger Sub shall be merged with and into ADC, and the separate corporate existence of Merger Sub shall thereupon cease in accordance with the provisions of the DGCL. ADC shall be the surviving entity in the Merger and shall continue to exist as a wholly owned Subsidiary of Parent (the "Surviving Entity"). The Merger shall have the effects specified in the DGCL.

Section 2.2       Certificate of Merger. On the Closing Date, the parties hereto shall cause a certificate of merger substantially in the form attached hereto as Exhibit B (the "Certificate of Merger") to be properly executed and filed in accordance with the relevant provisions of the DGCL, and shall make or cause to be made all other filings or recordings required under the DGCL. The Merger shall be effective at such time and on such date as shall be set forth in the Certificate of Merger filed with respect thereto in accordance with the DGCL (the "Effective Time").

Section 2.3       Organizational Documents. Except to the extent amended pursuant to the Certificate of Merger, the corporate bylaws of the Merger Sub as in effect immediately prior to the Effective Time shall be the corporate bylaws of the Surviving Entity and shall continue in full force and effect until further amended in the manner prescribed by the provisions of the DGCL.

Section 2.4       Officers. The officers of ADC immediately prior to the Effective Time shall be the officers of the Surviving Entity and will hold office in accordance with the bylaws of the Surviving Entity until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in the manner provided in the bylaws of the Surviving Entity and otherwise in accordance with applicable Law.

Section 2.5       Board of Directors. The directors in office of the Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Entity and will continue to hold office in accordance with the bylaws of the Surviving Entity and otherwise in accordance with applicable Law.

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Section 2.6       Effect of Merger on Equity Interests in ADC. At the Effective Time, all of the equity interests in ADC that were issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, ADC or the Stockholders, be cancelled and automatically deemed for all purposes to represent the right to receive the Merger Consideration, and each Stockholder shall cease to have any other rights in and to either Seller with respect thereto. From and after the Effective Time, any certificates representing interests in ADC shall be deemed for all purposes to represent the right to receive the Merger Consideration, into which such Existing Seller Equity and all ADC shares issued in the Share Exchange, represented thereby, were exchanged in accordance with this Agreement without surrender or exchange of such certificate.

Section 2.7        Merger Consideration.

(a)       On the Closing Date, Parent shall cause the Closing Date Merger Consideration to be paid or issued to the Stockholders in accordance with the terms and conditions of this Agreement and the allocation of the Merger Consideration set forth on Annex A hereto; provided that such allocation shall be subject to modification, by written notice from ADC to Parent (with written confirmation by Joel E Serfass or his estate representative) prior to the Closing, in order to reflect consummation of any transactions required by the Stock Purchase Agreements (as may be so modified, the "Stockholder Allocation"). Additionally, on the 24 month anniversary of the Closing Date, Parent shall cause $2,000,000, to be paid in cash to the Stockholders in accordance with the terms and conditions of this Agreement and the allocation of the Merger Consideration set forth on Annex A (the "Deferred Merger Consideration").

(b)      Parent or Merger Sub or anyone acting on their behalf shall be entitled to deduct and withhold from the payment of any Merger Consideration or Closing Date Merger Consideration otherwise payable pursuant to this Agreement to any Person such amounts as are required to be deducted and withheld with respect to the making of any such payment under any applicable Tax law. Any sum which is withheld as permitted by this Section 2.7(b) shall be remitted to the appropriate Taxing Authority and Parent shall provide the Stockholders with all appropriate or required reports showing such withholding. To the extent that amounts are so withheld and paid to the proper Governmental Authority pursuant to any applicable Tax law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made.

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Section 2.8        Cash Merger Consideration Adjustment.

(a)      At the Closing, the Cash Merger Consideration shall be subject to adjustment based on the estimated Net Working Capital as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the "Estimated Closing Net Working Capital"), any Indebtedness of the Seller Entities that has not been paid as of the close of business on the Closing Date immediately prior to giving effect to the Closing (the "Estimated Closing Indebtedness"), the estimated amount of Transaction Expenses that have not been paid as of the close of business on the Closing Date immediately prior to giving effect to the Closing (the "Estimated Closing Transaction Expenses"), the estimated Accrued Taxes as of the close of business on the Closing Date, immediately prior to giving effect to the Closing (the "Estimated Closing Accrued Taxes"), any amounts paid by the Seller Entities, as well as amounts accrued and unpaid, in respect of costs and expenses of a nature referred to in the last sentence of Section 6.8(d) ("Estimated Reimbursable Expenses"), and the amounts of current liabilities included within such Estimated Closing Net Working Capital, Estimated Closing Indebtedness, Estimated Closing Transaction Expenses and Estimated Closing Accrued Taxes. A written statement (the "Estimated Closing Statement") setting forth the calculation of the Cash Merger Consideration, together with (i) a consolidated balance sheet of the Seller Entities as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Year-End Balance Sheets, and (ii) the Sellers' calculations of (t) each Seller's Work in Process, (u) the Estimated Reimbursable Expenses, (v) the Estimated Closing Net Working Capital, (w) Estimated Closing Indebtedness, (x) the Estimated Closing Accrued Taxes, (y) the Estimated Closing Transaction Expenses and (z) the amount of Estimated Closing Accrued Taxes, Estimated Closing Transaction Expenses and Estimated Closing Indebtedness solely to the extent included as current liabilities in the calculation of Estimated Closing Net Working Capital, shall be provided by Seller to the Parent no later than the close of business of the fifth (5th) Business Day preceding the Closing Date. The Estimated Closing Statement and all components thereof (other than Work in Process) shall be prepared in accordance with GAAP applied on a basis consistent with the Year-End Balance Sheets. Parent shall be entitled to review, comment on and request reasonable changes to the Estimated Closing Statement and Sellers shall provide Parent and its representatives with reasonable access following prior notice, to the books and records of the Seller Entities that relate to the Estimated Closing Statement prior to the Closing Date in connection with such review. Sellers shall consider Parent's proposed changes in good faith. If the parties are unable to reach agreement on any of the proposed changes, the Estimated Closing Statement (and the components thereof) as modified by Parent shall control solely for purposes of the payments to be made at Closing and shall not limit or otherwise affect remedies of Sellers or Stockholders under this Agreement or otherwise constitute an acknowledgement by Sellers or Stockholders of the accuracy of the estimate.

(b)      If the Estimated Closing Net Working Capital is less than the Target Net Working Capital (meaning a greater negative number than the Target Net Working Capital), the Cash Merger Consideration payable at the Closing shall be reduced by an amount equal to such deficiency. If the Estimated Closing Net Working Capital is greater than the Target Net Working Capital (meaning a smaller negative number than the Target Net Working Capital or a positive number), the Cash Merger Consideration payable at the Closing shall be increased by such excess. The adjustment made pursuant to the two immediately preceding sentences is referred to herein as the "Estimated Net Working Capital Adjustment." The adjustments made to Cash Merger Consideration in this paragraph (b) and based on the Estimated Closing Indebtedness, and the further adjustments to the Cash Merger Consideration for amounts of (i) Estimated Reimbursable Expenses and (ii) Estimated Closing Accrued Taxes, Estimated Closing Indebtedness and Estimated Closing Transaction Expenses solely to the extent included as current liabilities in the calculation of Estimated Closing Net Working Capital, are referred to herein as the "Initial Adjustment" and shall be subject to subsequent adjustment as provided in paragraphs (c), (d), (e) and (f) below.

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(c)      Within 90 days after the Closing Date, the Surviving Entity shall prepare or cause to be prepared, at its own expense, and deliver to the Representative together with all work papers and back-up materials relating thereto, a written statement setting forth the calculation of the Cash Merger Consideration, together with (i) a consolidated balance sheet of the Seller Entities as of the close of business on the Closing Date, immediately prior to giving effect to the Closing, prepared in accordance with GAAP applied on a basis consistent with the Year-End Balance Sheets, and (ii) the Surviving Entity's final calculations of (t) each Seller's Work in Process, (u) the Estimated Reimbursable Expenses, (v) the Estimated Closing Net Working Capital, (w) Estimated Closing Indebtedness, (x) the Estimated Closing Accrued Taxes, (y) the Estimated Closing Transaction Expenses and (z) the amount of Estimated Closing Accrued Taxes, Estimated Closing Transaction Expenses and Estimated Closing Indebtedness solely to the extent included as current liabilities in the calculation of Estimated Closing Net Working Capital (such statement, together with the balance sheet referred to in clause (i) above and the calculations in clause (ii) above, being herein called the "Final Closing Statement").

(d)      During the 30-day period immediately following the Representative's receipt of the Final Closing Statement, the Representative and his or her representatives will be permitted to review, during normal business hours and upon reasonable notice, the Surviving Entity's books and records and the working papers related to the preparation of the Final Closing Statement. The Final Closing Statement (including the determinations included therein) will become final, binding and conclusive upon the Surviving Entity and the Representative (a) on the 30th day following the Representative's receipt thereof, unless the Surviving Entity receives from the Representative prior to such 30th day written notice of the Representative's disagreement (a "Dispute Notice") with any amount or determination set forth in the Final Closing Statement or (b) on such earlier date as the Representative notifies the Surviving Entity that it does not dispute the Final Closing Statement. Any Dispute Notice will specify in reasonable detail the nature and dollar amount of any disagreement so asserted (collectively, the "Disputed Items"). The Dispute Notice shall be limited to disputes or objections based on mathematical errors or based on the final calculation of the Cash Merger Consideration, including calculations of the Estimated Closing Net Working Capital, the Estimated Closing Indebtedness, Estimated Closing Accrued Taxes, Estimated Closing Transaction Expenses, the Estimated Reimbursable Expenses or the amounts of Estimated Closing Accrued Taxes, Estimated Closing Transaction Expenses and Estimated Closing Indebtedness solely to the extent included as current liabilities in the final calculations of Estimated Closing Net Working Capital, not being calculated in accordance with the definitions thereof or the terms of this Agreement. If the Representative timely delivers a Dispute Notice, then the determination of the Cash Merger Consideration (in accordance with the resolution described in clause (x) or (y) below, as applicable) will become final, binding and conclusive upon the Surviving Entity and the Representative on the first to occur of (x) the date on which the Surviving Entity and the Representative resolve in writing all differences they have with respect to the Disputed Items or (y) the date on which all of the Disputed Items that are not resolved by the Surviving Entity and the Representative in writing are finally resolved in writing by the Accounting Firm in accordance with Section 2.8(e). The Representative shall be deemed to have agreed with all amounts and items contained in the Final Closing Statement to the extent such amounts and items are not raised in the Dispute Notice.

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(e)      During the 30 days following delivery of a Dispute Notice, the Surviving Entity and the Representative will seek in good faith to resolve in writing any differences that they have with respect to all of the Disputed Items. Any Disputed Item resolved in writing by the Surviving Entity and the Representative will be deemed final, binding and conclusive on Parent and the Stockholders. If the Surviving Entity and the Representative do not reach agreement on all of the Disputed Items during such 30-day period (or such longer period as they shall mutually agree), then at the end of such 30-day (or longer) period the Surviving Entity and the Representative will submit all unresolved Disputed Items (collectively, the "Unresolved Items") to the Accounting Firm to review and resolve such matters. The parties shall instruct the Accounting Firm (i) not to assign a value to any item in dispute greater than the greatest value or lower than the lowest value assigned by the Surviving Entity or the Representative, and (ii) to make a final determination (the "Final Determination") not later than 30 calendar days following submission of the Unresolved Items to the Accounting Firm. The Final Determination will be final, binding and conclusive on the Surviving Entity, the Representative, Parent and the Stockholders effective as of the date the Accounting Firm's written determination is received by the Surviving Entity and the Representative. Each party will bear its own legal, accounting and other fees and expenses of participating in such dispute resolution procedure. The fees and expenses of the Accounting Firm shall be paid jointly, one-half by the Representative (on behalf of the Stockholders) and one-half by the Surviving Entity.

(f)       Upon the determination, in accordance with Sections 2.8(c), (d) and (e) above, of the Final Closing Statement and any Final Determination made, the Cash Merger Consideration shall be recalculated using the amounts so determined pursuant to Sections 2.8(d) and 2.8(e) above in lieu of the amounts used in the Initial Adjustment. The adjustment, if any, made pursuant to this paragraph (f) is referred to herein as the "Final Adjustment." If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is greater than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then Parent shall pay or cause to be paid the amount of such excess to the Representative for distribution among the Stockholders in accordance with the Stockholder Allocation. If the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is less than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment, then the Representative (on behalf of the Stockholders) shall pay the amount of such deficiency to Parent. Any payment under this paragraph (f) shall be made in cash or same day funds within three (3) Business Days after the determination of the Final Adjustment pursuant to this paragraph (f).

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Section 2.9       Representative. Each of the Seller Agreement Parties hereby agrees that C. Nicholas Antich shall be appointed as the Representative and as the attorney-in-fact for and on behalf of each Stockholder, and the taking by the Representative of any and all actions and the making of any decisions required or permitted to be taken by the Representative under this Agreement or any Ancillary Agreement to which any Stockholder is a party, including the exercise of the power to (a) resolve any Disputed Items with respect to the Final Closing Statement (b) agree to, negotiate, enter into settlements and compromises of and comply with orders of courts with respect to any indemnification claims, (c) resolve any indemnification claims, and (d) take all actions necessary in the judgment of the Representative for the accomplishment of the other terms, conditions and limitations of this Agreement, the Ancillary Agreements and any transactions contemplated herein and therein. The Representative shall no have authority to modify the allocation attached hereto as Annex A without written consent of Joel E. Serfass (or his estate representative.) Accordingly, and except as set forth in the immediately preceding sentence, the Representative has the authority and power to act on behalf of each Stockholder with respect to this Agreement or any Ancillary Agreement to which any Stockholder is a party. Each Stockholder will be bound by all actions taken by the Representative in connection with this Agreement and Parent shall only be required to acknowledge or act upon a written communication signed by the Representative. Such agency may be changed with respect to the Representative by the majority of the Stockholders represented thereby; provided, however, that the Representative may not be removed unless any such majority agrees to such removal and to the identity of the substituted agent. Notwithstanding the foregoing, the Representative may resign at any time by providing written notice of intent to resign to each Stockholder, which resignation shall be effective upon the earlier of (i) thirty (30) calendar days following delivery of such written notice or (ii) the appointment of a successor by the relevant majority. No bond shall be required of the Representative and the Representative shall not receive any compensation for its services. The Representative shall not be liable to the Stockholders for any act done or omitted hereunder as the Representative while acting in good faith and in the exercise of reasonable judgment, even if such act or omission constitutes negligence on the part of the Representative. The Representative shall only have the duties expressly stated in this Agreement and shall have no other duty, express or implied. The Representative may engage attorneys, accountants and other professionals and experts. The Representative may in good faith rely conclusively upon information, reports, statements, advice and opinions prepared or presented by such professionals, and any action taken by the Representative based on such reliance shall be deemed conclusively to have been taken in good faith and in the exercise of reasonable judgment. The Stockholders shall jointly and severally indemnify the Representative and hold the Representative harmless against any payment which by the terms of this Agreement is required to be made by the Representative (on behalf of the Stockholders), and against any loss, liability or expense incurred on the part of the Representative (so long as the Representative was acting in good faith in connection therewith) and arising out of or in connection with the acceptance or administration of the Representative's duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Representative.

Section 2.10     Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Sellers or Merger Sub, the officers and board of directors of the Surviving Entity will be fully authorized in the name of Sellers or Merger Sub, as the case may be, to take and shall take any and all such lawful and necessary action.

Article III

CLOSING

Section 3.1       Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104, at 10:00 A.M. on the second Business Day following the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms cannot be satisfied until the Closing, but subject to the satisfaction or waiver thereof), or on such other date and time and at such other place as Parent and Sellers shall mutually agree. The date of the Closing is herein called the "Closing Date." For financial accounting and Tax purposes, to the extent permitted by Law, the Closing shall be deemed to have become effective as of 11:59 P.M. (New York City time) on the Closing Date.

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Section 3.2            Deliveries and Proceedings at Closing. Subject to the terms and conditions of this Agreement, at the Closing:

(a)           the Seller Agreement Parties, as applicable, shall deliver or cause to be delivered to Parent and Merger Sub:

(i)         certificates representing (or similar evidence of ownership of) the equity interests (or other ownership interests) of ADC owned by the Stockholders, duly endorsed in blank or accompanied by powers duly executed in blank;

(ii)        the certificates and other documents required to be delivered pursuant to Section 7.2; and

(iii)       a receipt for the payment and issuance of the Closing Date Merger Consideration duly executed by each Stockholder;

(b)          Parent and the Merger Sub shall deliver or cause to be delivered the following:

(i)         certificates representing the Common Stock Merger Consideration to each of the Stockholders in accordance with the Stockholder Allocation;

(ii)        the Cash Merger Consideration to each of the Stockholders in accordance with the Stockholder Allocation; and

(iii)       the certificates and other documents required to be delivered pursuant to Section 7.3.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER AGREEMENT PARTIES

Subject to Section 9.5(e), Sellers and the Stockholders hereby jointly and severally represent and warrant to Parent and Merger Sub as of the date of this Agreement and as of the Closing Date as follows:

Section 4.1           Organization and Qualification; Subsidiaries. Each Seller Entity is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and has all requisite entity power and authority to carry on its business as it now is being conducted. Each Seller Entity is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions listed in Section 4.1 of the Disclosure Schedule, which are the only jurisdictions where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Business Material Adverse Effect. Neither Seller has any Subsidiary on the date hereof. On the Closing Date, ADC will have one Subsidiary, PTFS, and will own 100% of the outstanding capital stock and other equity interests thereof, free and clear of all Encumbrances. True and complete copies of the certificate of incorporation, bylaws or other organizational documents of each Seller Entity, as amended to date have been previously delivered to Parent.

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Section 4.2            Authorization. The execution, delivery and performance by each Seller Agreement Party of this Agreement and the Ancillary Agreements to which each Seller Agreement Party is a party and the consummation by each Seller Agreement Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Seller Agreement Party, as the case may be. This Agreement has been, and each Ancillary Agreement to which any Seller Agreement Party is a party will be, duly and validly executed and delivered by each Seller Agreement Party that is a party thereto. Assuming due authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes, and each Ancillary Agreement will when executed and delivered constitute, the valid and binding obligation of each Seller Agreement Party that is party thereto, enforceable against such Seller Agreement Party in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.3            No Conflict. Except as set forth in Section 4.3 of the Disclosure Schedule, the execution, delivery and performance by each Seller Agreement Party of this Agreement and any Ancillary Agreement to which such Seller Agreement Party is a party, and the consummation by each Seller Agreement Party of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or the lapse of time, or both, (x) violate any provision of Law to which such Seller Agreement Party is subject, (y) violate any provision of the certificate of incorporation, bylaws or other organizational documents of such Seller Agreement Party, or (z) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, or result in or permit the termination or amendment of any provision of or require the consent of any third party under, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any asset of any Seller Agreement Party pursuant to, or give to others any interests or rights therein under, any Contract to which any Seller Agreement Party is a party or by which any Seller Agreement Party or Seller Subsidiary may be bound or affected except, in the case of clauses (x) and (z), for any such violations, breaches or defaults, or for any such consents the failure of which to be obtained that, individually or in the aggregate, would not reasonably be expected to have a Business Material Adverse Effect.

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Section 4.4         Capitalization.

(a)        Section 4.4(a) of the Disclosure Schedule lists for each Seller Entity, the amount of its authorized capital stock, the amount of its outstanding capital stock and the owners of such outstanding capital stock as of the date hereof and, except for transfers required by the Stock Purchase Agreements, as of the Closing Date (such outstanding capital stock, as so transferred, being herein collectively called the "Existing Seller Equity"). All of the Existing Seller Equity is duly authorized, validly issued, fully paid, and non-assessable, was not issued in violation of the terms of its organizational documents, any agreement or other understanding binding upon the Company, and was issued in compliance with all Law. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of any Seller Entity, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating any Seller Entity to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the capital stock of any Seller Entity. Except as set forth in Section 4.4 of the Disclosure Schedule, there are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between any Seller Entity on the one hand and any Person on the other hand with respect to the Existing Seller Equity of Seller. Other than another Seller Entity pursuant to the Share Exchange, none of the Seller Entities owns, directly or indirectly, any stock of or any other equity interest in any other Person.

(b)        Each Stockholder has good and valid title to the number of securities of the Seller Entity set forth beside such Stockholder's name in Section 4.4(b) of the Disclosure Schedule, free and clear of all Encumbrances, except for Encumbrances set forth in Section 4.4(a) or 4.4(b) of the Disclosure Schedule and except for transfers required by the Stock Purchase Agreements after the date hereof. Section 4.4(b) of the Disclosure Schedule set forth, as of the date hereof and as of the Closing Date (giving effect to the Share Exchange and without giving effect to transfers required by the Stock Purchase Agreements), all of the equity interests in each Seller Entity owned by each Stockholder and any subscriptions, warrants, options, or rights to purchase any such equity interests or shares of capital stock (in addition to the purchase rights existing pursuant to the Stock Purchase Agreements) or any securities convertible into or exchangeable for such equity interests or shares of capital stock.

Section 4.5         Financial Statements.

(a)        Section 4.5 of the Disclosure Schedule sets forth (i) the audited balance sheets of each Seller Entity as of December 31, 2011 (the "Balance Sheets"), 2010 and 2009 (the "Year-End Balance Sheets"), and (ii) the related audited statements of income, stockholders' equity (deficit) and cash flows of each Seller Entity for the fiscal years ended December 31, 2011, 2010 and 2009 (the "Annual Statements of Operations" and, together with the Year-End Balance Sheets, the "Year-End Financial Statements").

(b)        Section 4.5 of the Disclosure Schedule sets forth (i) the unaudited balance sheet of each Seller Entity as of May 31, 2012 (the "Interim Balance Sheets"), and (ii) the related unaudited statements of income and stockholders' equity (deficit) of each Seller Entity for the five month period ended May 31, 2012 (collectively, the "Interim Financials" and, together with the Year-End Balance Sheets and the Annual Statements of Operations, the "Financial Information").

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(c)        The Financial Information has been derived from the books and records of the Seller Entities. The Year-End Financial Statements have been prepared in accordance with GAAP, the Interim Financials of ADC have been prepared in accordance with the ADC Accounting Principles, and the Interim Financials of PTFS have been prepared in accordance with the PTFS Accounting Principles. Each of the balance sheets in the Financial Information fairly presents in all material respects the financial condition of each Seller as of its respective date, and the statements of income in the Financial Information fairly present in all material respects the results of operations of each Seller for the period covered thereby.

(d)        The statutory books, records and accounts of each Seller Entity have been maintained in accordance with all applicable Laws. The statutory books, records and accounts of each Seller are in the possession (or under the control) of such Seller Entity.

(e)        Except as set forth in Section 4.5(e) of the Disclosure Schedule, there exist no liabilities or obligations of any Seller Entity that are required by under the ADC Accounting Principles or PTFS Accounting Principles to be disclosed, reflected or reserved against in the Financial Statements except (i) as disclosed, reflected or reserved against in the Interim Balance Sheets, (ii) for Transaction Expenses, (iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2011 (the "Balance Sheet Date"), and (iv) for liabilities that would not, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

(f)        Except as set forth in Section 4.5(f) of the Disclosure Schedules, Sellers maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) all assets, liabilities and transactions are accurately and timely recorded in all material respects and as necessary to permit preparation of audited financial statements and to maintain accountability for the assets and (ii) transactions are executed and access to records is permitted only in accordance with management's authorization.

Section 4.6         Absence of Certain Changes or Events.

(a)        Except as set forth in Section 4.6(a) of the Disclosure Schedule, since the Balance Sheet Date, each Seller Entity has in all material respects conducted the Business in the ordinary course of business consistent with past practice.

(b)        Except as set forth in Section 4.6(b) of the Disclosure Schedule, there has been no Business Material Adverse Effect, nor has any event or circumstance or series of related events or circumstances, occurred that would, individually or in the aggregate, reasonably be expected to have a Business Material Adverse Effect.

(c)        Without limiting the foregoing, except as set forth in Section 4.6(c) of the Disclosure Schedule, since the Balance Sheet Date, there has not occurred any action, event, development, occurrence or failure to act that, if it had occurred after the date hereof, would have required the consent of Parent pursuant to Section 6.2.

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Section 4.7        Title. Each Seller Entity has good and marketable title to, or otherwise has the right to use pursuant to a valid and enforceable lease, license, sharing agreement, or similar contractual arrangement, all of its assets and properties (including those reflected on the Interim Balance Sheets, but excluding any such assets and properties sold, consumed, or otherwise disposed of in the ordinary course of business since the Balance Sheet Date) free and clear of all Encumbrances, except for Permitted Encumbrances (collectively, the "Assets"). Except as set forth in Section 4.7 of the Disclosure Schedule, all properties and assets owned or leased by any Seller Entity are in the possession of or under the control of such Seller Entity. The Assets are adequate for the purposes for which they are presently used in the conduct of the Business. Except as set forth on Section 4.7 of the Disclosure Schedule, the Assets will constitute on the Closing Date substantially all of the assets and rights (including employees) necessary to conduct the Business in substantially the same manner as the Business is presently conducted and proposed to be conducted. Except as set forth on Section 4.7 of the Disclosure Schedule, all of the Assets owned or leased by the Seller Entities, including without limitation those that are reflected on the Balance Sheets, which are necessary for the operation of the Business as currently conducted and as proposed to be conducted, are in good operating condition and repair (except for ordinary wear and tear and routine maintenance in the ordinary course of business), and usable in a manner consistent with their respective current use, and comply with applicable laws. To Sellers' Knowledge, there are no facts or conditions (other than expirations of terms of leases) affecting any material Assets that would reasonably be expected, individually or in the aggregate, to interfere with the use, occupancy or operation of such Assets.

Section 4.8         Owned Real Property. No Seller Entity owns, or has owned at any time prior hereto, a freehold estate in any real property.

Section 4.9         Leases.

(a)        Section 4.9(a) of the Disclosure Schedule sets forth a true, correct and complete list of all leases, subleases, licenses or other agreements (the "Leases") for the use and occupancy of real property to which any Seller Entity is a party (the "Leased Real Property"). True, correct and complete copies of all Leases and all amendments, modifications and supplemental agreements thereto have previously been delivered to Parent. The term and rentals of each Lease are accurately set forth therein. The Leases are in full force and effect, and are binding and enforceable against each Seller Entity and, to the knowledge of the Seller, each of the parties thereto, in accordance with their respective terms and, except as set forth on Section 4.9(a) of the Disclosure Schedule, have not been modified or amended. The Seller Entities have accepted possession of the Leased Real Property demised pursuant to the Leases and are in actual possession thereof and have not sublet, assigned, encumbered or hypothecated their leasehold interest or granted any right of occupancy, possession or enjoyment of any of the Leased Real Property to any other Person. No Seller Entity is obligated to pay any leasing or brokerage commission relating to any Lease that has not already been paid and none will have any obligation to pay any leasing or brokerage commission upon the renewal of any Lease. Except as disclosed in Section 4.9(a) of the Disclosure Schedule, no construction, alteration or other leasehold improvement work required by any of the Leases remains to be paid for or to be performed by any Seller Entity. No Seller Entity has any obligation to provide any deposits, letters of credit or other credit enhancements to retain its rights under any Lease (except as otherwise provided in such Lease) or otherwise operate its business at the applicable Leased Real Property.

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(b)        Except as set forth in Section 4.9(b) of the Disclosure Schedule, each Seller Entity enjoys peaceful and undisturbed possession of the Leased Real Property sufficient for current use and operations. To Sellers' Knowledge except as set forth in Section 4.9(b), (i) there are no material eminent domain, condemnation or other similar proceedings pending or threatened against any Seller Entity or otherwise affecting any portion of the Leased Real Property, and, no Seller Entity has received any notice of the same, (ii) the current use of the Leased Real Property in the conduct of the Business does not violate any instrument of record or agreement affecting the Leased Real Property, and there is no violation of any covenant, condition, restriction, easement or order of any Governmental Authority having jurisdiction over the Leased Real Property, or the use or occupancy thereof, except for such violations as would not materially interfere with the continued use and operations of the Leased Real Property to which they relate or materially adversely affect the value thereof for its current use, (iii) the Leased Real Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use and similar applicable laws, rules and regulations affecting the Leased Real Property, and no Seller Entity has received any notice of any material violation or claimed material violation by any of them of any such laws, rules and regulations with respect to the Leased Real Property which have not been resolved, (iv) as of the date hereof, there are no proposed special assessments, or proposed material changes in property tax or land use or other Laws affecting the Leased Real Property, (v) there is no pending or threatened litigation, investigation or other proceeding that would interfere with the use or quiet enjoyment of the Leased Real Property by a Seller Entity prior to or after the Closing, (vi) all Permits required in connection with the operation of the Leased Real Property and all improvements thereon and the conduct of the Business thereon have been duly obtained, are in full force and effect and no proceedings are pending or threatened which could lead to a revocation or other impairment of any thereof, (vii) the water, gas, electricity and other utilities serving the Leased Real Property are adequate to service the normal operations of the applicable Seller Entity at the Leased Real Property, and (viii) the building and other improvements at the Leased Real Property are structurally sound and the systems located therein are in good working order and condition in all material respects, ordinary wear and tear excepted.

Section 4.10        Working Capital Assets. All of the outstanding accounts and notes receivable of any Seller Entity have arisen in the ordinary course of business in connection with bona-fide business transactions, and the amounts of accounts and notes receivable reflected in the Year-End Financial Statements were recorded in accordance with GAAP consistently applied.

Section 4.11       Intellectual Property.

(a)        Section 4.11(a) of the Disclosure Schedule lists, as of the date hereof, all issued patents, registered trademarks, registered copyrights, mask work registrations, registered domain names and all applications for the registration or issuance of any of the foregoing owned by a Seller Entity (collectively, the "Business Registered Intellectual Property"), indicating as to each item as applicable: (i) the owner; (ii) the jurisdictions in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the dates of application, issuance or registration of the item.

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(b)        Each item of the Business Registered Intellectual Property is (i) subsisting in good standing, and not the subject of any pending or threatened proceeding before any Governmental Authority challenging its extent, validity, enforceability or the respective Seller Entity's ownership thereof, and (ii) to Sellers' Knowledge, valid and enforceable. Each Seller Entity has taken or will take prior to the Closing Date, or has caused or will cause its Affiliates to take prior to the Closing, steps reasonably necessary to cause all necessary registration, maintenance and renewal fees due for payment no later than the Closing Date in connection with such Business Registered Intellectual Property to be paid in a timely manner. All registration, maintenance and renewal documents, declarations, affidavits and other filings due no later than the Closing Date and necessary to maintain such Business Registered Intellectual Property against cancellation or abandonment have been or will be filed, paid or taken in a timely manner with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.

(c)         Section 4.11(c) of the Disclosure Schedule lists, as of the date hereof, all material written licenses, sublicenses, consents and other agreements:

(i)        by which a Seller Entity is authorized to use Intellectual Property that is used by a Seller Entity in its business; and

(ii)       by which any Seller Entity authorizes a third party to use any Intellectual Property owned by such Seller Entity.

Except as set forth in Section 4.11(c) of the Disclosure Schedule, Seller has delivered or made available to Parent copies of all of the licenses, sublicenses, consents and other agreements described in the preceding clauses (i) and (ii) that are true, correct and complete in all material respects, together with all material amendments thereto.

(d)        Each employee and third party contractor, subcontractor, consultant and agent engaged by a Seller Entity in the development of any Intellectual Property used in the Business (including, for the avoidance of doubt, any computer software developed for use in the Business) has executed and delivered to the applicable Seller Entity valid and enforceable assignments of Intellectual Property rights sufficient to vest irrevocably in such Seller Entity all right, title and interest in, including all Intellectual Property rights arising under, any such development.

(e)        The Seller Entities have taken commercially reasonable steps to protect the material confidential information and trade secrets of the Business.

(f)         Except as set forth in Section 4.11(f) of the Disclosure Schedule Each Seller Entity owns all right, title and interest in and to, or has a valid and enforceable license, sublicense, or right to use, all of the Intellectual Property used in the Business, free and clear of all Encumbrances (other than restrictions on transfer of license and sublicense agreements and of Sellers' rights in Intellectual Property licensed or sublicensed by them).

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(g)        Except as set forth in Section 4.11(g) of the Disclosure Schedule, no computer software owned, purported to be owned, or developed for use in the Business includes, comprises or was developed using any software subject to open source, "copyleft" or similar licensing terms, including the GNU General Public License, where such use or incorporation would (i) dedicate to the public domain such software, (ii) otherwise require the free licensure of such software or public disclosure of the source code of such software to other Persons, or (iii) prevent a Seller Entity from claiming ownership of or otherwise enforcing Intellectual Property rights in such software.

(h)        No Seller Entity has any pending, unresolved notice, claim, demand or other assertion from any other Person, including for the avoidance of doubt, any cease and desist letter or offer of license, (i) alleging any infringement, dilution or misappropriation by a Seller Entity of any other Person's Intellectual Property, (ii) challenging or questioning the right of a Seller Entity to use any of the Intellectual Property used in connection with the operation and conduct of the Business or (iii) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by a Seller Entity. Except as set forth in Section 4.11(h) of the Disclosure Schedule, (i) the operation of the Business as currently conducted does not infringe upon, violate or constitute misappropriation of the Intellectual Property of any other Person, and (ii) to Sellers' Knowledge, the Intellectual Property owned or licensed by the Seller Entities or used in the operation of the Business has not been infringed, diluted or misappropriated by any other Person. Except as set forth in Section 4.11(h) of the Disclosure Schedule, no Seller Entity is a party to, and no Intellectual Property owned by a Seller Entity is the subject of, any pending, or to Sellers' Knowledge, threatened proceedings or actions before any Governmental Authority (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) which involves a claim of infringement, unauthorized use, or violation of any Intellectual Property of any third party or a challenge by a third party to the ownership, use, validity or enforceability of any of any such Intellectual Property. Except as set forth in Section 4.11(h) of the Disclosure Schedule, there are no unsatisfied judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator) against any Seller Entity with respect to Intellectual Property owned by or licensed to any Seller Entity, and no Seller Entity is in breach or violation of any such orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator).

Section 4.12       Contracts. Section 4.12 of the Disclosure Schedule sets forth a complete and accurate list of all of the following Contracts to which any Seller Entity is a party or by which it is bound:

(a)        Contracts for the sale of any of the assets of any Seller Entity other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any of such assets other than in the ordinary course of business;

(b)        Contracts for joint ventures, partnerships or sharing of profits or proprietary information;

(c)        Contracts containing covenants not to compete in any line of business or with any Person in any geographical area or not to solicit or hire any Person with respect to employment or covenants of any other Person not to compete with the Seller in any line of business or in any geographical area or not to solicit or hire any Person with respect to employment except, with respect to covenants not to solicit or hire, for any such Contracts in the ordinary course with customers and suppliers;

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(d)        Contracts relating to the acquisition (by merger, purchase of stock or assets or otherwise) of any operating business or substantially all of the assets or the capital stock of any other Person;

(e)        Contracts evidencing Indebtedness (whether incurred, assumed, guaranteed or secured by any Asset);

(f)         except for standard indemnification provisions in Contracts entered in the ordinary course of business with customers or suppliers, any Contract under which any Seller Entity is required to provide continuing indemnification or a guarantee of obligations of any Person (other than the other Seller Entity) in excess of $5,000;

(g)        any Contract under which any Seller Entity has advanced or loaned any amount to any of its managers, directors or executive officers;

(h)        any Contract between any Seller Entity, on the one hand, and any of their respective managers, directors or executive officers, on the other hand, other than the Employment Contracts;

(i)         Contracts required to be listed in Section 4.11(c) of the Disclosure Schedule;

(j)         collective bargaining Contracts;

(k)        Contracts with customers or suppliers of any Seller Entity that involve payments in excess of $50,000 per year;

(l)         Any Contract with a Governmental Authority;

(m)       any Contract under which any Seller Entity is obligated to make any capital commitment or expenditure in excess of $25,000;

(n)        Contracts for the storage, treatment, disposal, recycling, investigation, removal or remediation of Hazardous Substances;

(o)        Contracts providing for indemnification of any officer or director of a Seller Entity, other than any existing directors' and officers' insurance policy and as provided in bylaws or organizational documents of such Seller Entity, as currently in effect; and

(p)        other Contracts (other than those listed in clauses (a) through (n) of this Section 4.12 and other than the Employment Contracts) (A) with a term longer than 90 days from the date hereof that involve payments by any Seller Entity in excess of $25,000 per year; or (B) with a term of less than one (1) year from the date hereof that involve payments by any Seller Entity in excess of $25,000, that are not terminable without liability, premium or penalty on less than 30 days' notice.

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Except as set forth in Section 4.12 of the Disclosure Schedule, and assuming due authorization, execution and delivery by the other parties thereto, each Contract listed in Section 4.12 of the Disclosure Schedule, each Employment Contract and each Lease listed in Section 4.9(a) of the Disclosure Schedule is valid and is binding on each Seller Entity party thereto and, to Sellers' Knowledge, each other party thereto and is in full force and effect. Except as set forth in Section 4.12 of the Disclosure Schedule, no Seller Entity, nor, to Sellers' Knowledge as of the date hereof, any other party thereto is in default or breach in any material respect under the terms of, nor has any Seller Entity received as of the date hereof, any notice of any material default or breach under, any such Contract or Lease, and no event or circumstance has occurred that, with the passage of time or the giving of notice or both, would constitute a material default by a Seller Entity thereunder or would permit material modification, acceleration, or termination by the other party thereto of any such Contract or Lease or the loss of any material benefit of a Seller Entity thereunder. Seller has delivered or made available to Parent true, correct and complete copies of all Contracts listed in Section 4.12 of the Disclosure Schedule and of all Employment Contracts, together with all amendments thereto.

Section 4.13          Litigation. Except as set forth in Section 4.13 of the Disclosure Schedule, as of the date hereof, there is no Legal Proceeding pending or, to Sellers' Knowledge, threatened, against a Seller Entity or any of its assets (or, to Sellers' Knowledge, against any of the officers or directors of any Seller Entity related to their business duties, which interfere with their business duties, or as to which any Seller Entity has any indemnification obligations) at law, in equity or otherwise, in, before, or by, any Governmental Authority. Except as set forth in Section 4.13 of the Disclosure Schedule, there are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against a Seller Entity or any of its assets, or with respect to the Business.

Section 4.14          Compliance with Laws. Since January 1, 2008, each Seller Entity has been in compliance in all material respects with all applicable Laws. Except as set forth in Section 4.14 of the Disclosure Schedule, since January 1, 2008, no Seller Entity has received any written notice of any violation of applicable Law. Except as set forth in Section 4.14 of the Disclosure Schedule, each Seller Entity has all Permits required to conduct its respective Business. Each Permit is in full force and effect and each Seller Entity is in compliance with each such Permit in all material respects.

Section 4.15          Environmental Matters.

(a)           Except as set forth in Section 4.15 of the Disclosure Schedule:

(i)        Each Seller Entity is and has been in compliance in all material respects with all Environmental Laws, which compliance includes obtaining, maintaining in good standing, applying for timely renewal of and complying in all material respects with all Permits required by applicable Environmental Laws ("Environmental Permits");

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(ii)        No Seller Entity has received any, and to Sellers' Knowledge there are no unresolved written or otherwise unambiguous, notices, citations, summonses, orders, complaints, penalties, claims, investigations, requests for information, demands or reviews by any Governmental Authority or any other Person in connection with the Business (x) with respect to any material violation or alleged violation of or material liability under any applicable Environmental Law, (y) with respect to any alleged failure to have or comply with any material Environmental Permit or (z) with respect to the exposure to, presence, Release, treatment, storage, disposal, transportation, or the making of arrangements for the treatment, storage, disposal or transportation, of any Hazardous Substance, in each case that would reasonably be expected to give rise to any material liability of any Seller Entity under any Environmental Laws and, to Sellers' Knowledge, no such notice, citation, summons, order, complaint, penalty, claim, investigation, request for information, demand or review against or involving any Seller Entity or the Business has been threatened by any Governmental Authority or other Person;

(iii)       no Releases of Hazardous Substances by any Seller Entity or, to Sellers' Knowledge, by any other Person, have occurred at or from any Leased Real Property or any property formerly owned, operated or leased by Seller (while owned, operated or leased by any Seller Entity), in each case that would individually or in the aggregate reasonably be expected to result in any material liability of any Seller Entity;

(iv)      to Sellers' Knowledge, none of the Seller Entities has expressly assumed or undertaken, or expressly agreed to assume or undertake, responsibility for any known, unknown or contingent liability or obligation (including any obligation for investigation, remediation or other response action) of any other Person relating to or arising out of any actual or alleged (A) violation of Environmental Law, or (B) exposure to or presence or Release of any Hazardous Substance;

(v)      the Seller Entities have delivered or made available to Parent complete and correct copies of all studies, reports, surveys, assessments, audits, correspondence, investigations, analyses, tests, and other documents (whether in hard copy or electronic form) in the possession, custody or control of any Seller Entity regarding the presence or alleged presence of, or exposure to, Hazardous Substances or regarding compliance with applicable Environmental Law, that are material to a reasonable understanding of the past, current and future liabilities of Seller; and

(vi)      to Sellers' Knowledge, no facts, events, circumstances or conditions exist, or existed, with respect to any Seller Entity, the Business, any Leased Real Property or any real property formerly owned, operated or leased by any Seller Entity or in connection with the Business that would reasonably be expected to result (with or without notice or lapse of time or both) in any Seller Entity incurring a material liability pursuant to Environmental Law or in connection with any Hazardous Substance.

(b)           The parties acknowledge and agree that the Seller Entities make no representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances except as set forth in this Section 4.15, Section 4.3, Section 4.5, Section 4.12, Section 4.13 and Section 4.18 and notwithstanding anything to the contrary contained in this Agreement, no other section of this Agreement will be deemed to constitute a representation or warranty as to environmental matters, Environmental Laws or Hazardous Substances.

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Section 4.16       Employee Benefit Matters.

(a)        Section 4.16(a) of the Disclosure Schedule sets forth a list of each Benefit Plan. None of the Benefit Plans are maintained, contributed to or required to be contributed to outside the United States.

(b)        As applicable with respect to the Benefit Plans, Seller has delivered to Parent, true and complete copies of (i) each Benefit Plan, including all amendments thereto (and in the case of an unwritten Benefit Plan, a written description thereof), (ii) the current summary plan description and each summary of material modifications thereto, (iii) the most recent Internal Revenue Service determination letter, (iv) the three most recently filed annual reports (Form 5500 and all schedules thereto), (v) the three most recent summary annual reports, financial statements and trustee reports, and (vi) all records, notices and filings made, or received, by the Seller Entities or any ERISA Affiliate during the last three years concerning IRS or DOL audits or investigations and "prohibited transactions" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)        Each Seller Entity and each ERISA Affiliate is in compliance in all material respects with the provisions of ERISA, the Code and other Laws applicable to the Benefit Plans. Each Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA and the Code. Each Benefit Plan, which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, and which is intended to meet the qualification requirements of Section 401(a) of the Code has received a determination letter from the IRS to the effect that such plan is qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and each such Benefit Plan is so qualified and exempt from federal income taxes.

(d)        Each Seller Entity and each ERISA Affiliate has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to each Benefit Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code. Each Benefit Plan is in material compliance with the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act (collectively, the "Healthcare Reform Law"), to the extent applicable. With respect to any Benefit Plan, no Seller Entity or any ERISA Affiliate has sought reimbursement under the retiree reinsurance program provided for in the Healthcare Reform Law.

(e)        Except as set forth in Section 4.16(e) of the Disclosure Schedule, all payments under the Benefit Plans, except those to be made from a trust qualified under Section 401(a) and 501(a) of the Code or through an insurance contract, for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected in the Financial Information.

(f)        No Seller Entity, nor any ERISA Affiliate, or, to Sellers' Knowledge, any fiduciary, trustee or administrator of any Benefit Plan, has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in, any transaction with respect to any Benefit Plan which would subject any such Benefit Plan, any Seller Entity, any ERISA Affiliate, Merger Sub, the Surviving Entity or Parent or any of its Affiliates to a tax, penalty or liability for a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

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(g)        No Benefit Plan is now or at any time has been subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA. No asset of any Seller Entity, and no asset of any ERISA Affiliate which is to be acquired by Parent or any of its Subsidiaries pursuant to this Agreement, is subject to any lien under Code Section 401(a)(29), ERISA Section 302(F), Code Section 412(n) or ERISA Section 4068 or arising out of any action filed under ERISA Section 4301(b).

(h)        No Seller Entity nor any ERISA Affiliate thereof has ever contributed to or been required to contribute to, or incurred any withdrawal liability, within the meaning of Section 4201 of ERISA, to any Multiemployer Plan, nor does any Seller Entity or any ERISA Affiliate thereof have any potential withdrawal liability arising from a transaction described in Section 4204 of ERISA.

(i)         No Benefit Plan provides benefits, including death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by law or (ii) death or retirement benefits under a plan qualified under Section 401(a) of the Code.

(j)         The execution of, and performance of the transactions contemplated by this Agreement will not either alone or in connection with any other event(s) (i) result in any payment becoming due to any employee, former employee, director, officer, or independent contractor of the Seller Entities, (ii) increase any amount of compensation or benefits otherwise payable under any Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Benefit Plan, (iv) require any contributions or payments to fund any obligations under any Benefit Plan or (v) limit the right to merge, amend or terminate any Benefit Plan. " No payment which is or may be made by, from or with respect to any Benefit Plan, to any employee, former employee, director, officer or independent contractor of the Seller Entities, either alone or in conjunction with any other payment, event or occurrence, will or could reasonably be characterized as an "excess parachute payment" under Section 280G of the Code. No such employee, former employee, director, officer or independent contractor of Sellers has any "gross up" agreements or other assurance of reimbursement for any Taxes resulting from any such "excess parachute payments."

(k)        There are no pending audits or investigations by any Governmental Authority involving any Benefit Plan and no threatened or pending material claims (except for individual claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan, nor, to Sellers' Knowledge, are there any facts which could reasonably give rise to any material liability in the event of any such audit, investigation, claim, suit or proceeding.

(l)         Each Benefit Plan that constitutes a "non-qualified deferred compensation plan" within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Benefit Plan is subject to tax under Section 409A of the Code.

(m)       No Seller Entity or any ERISA Affiliate thereof has any commitment to modify or amend any Benefit Plan (except as required by Law or to retain the tax qualified status of any Benefit Plan). No Seller Entity or any ERISA Affiliate thereof has any commitment to establish any new benefit plan, program or arrangement.

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Section 4.17        Taxes. Except as set forth in Section 4.17 of the Disclosure Schedule:

(a)        ADC is and has been an S corporation within the meaning of Section 1361 of the Code and under the Laws of each state in which ADC is subject to income Tax at all times since April 1, 2000 and shall maintain such S status until the Closing Date. PTFS has been (at all times during its existence) an S corporation within the meaning of Section 1361 of the Code and under the Laws of each state in which PTFS is subject to income Tax and shall maintain such S status until the Share Exchange. Each of ADC and PTFS has delivered or caused to be delivered, to Parent documentation from the U.S. Internal Revenue Service and any other Governmental Authority acknowledging receipt of the election by such Seller Entity to be treated as an S corporation as described in this Section 4.17(a).

(b)        All Tax Returns required to be filed on or before the Closing Date by or on behalf of each Seller Entity have been or will be timely filed. All such Tax Returns are true, correct and complete in all material respects. All Taxes due and owing by each Seller Entity (whether or not shown on a Tax Return) have been timely paid.

(c)        Each Seller Entity has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any Person, and all forms and Tax Returns required to be prepared in connection therewith have been properly completed and timely provided to or filed with the appropriate Person.

(d)        No claim has been made, or to the Knowledge of the Seller Entities, threatened to be made, by any Governmental Authority in any jurisdiction where any Seller Entity does not file Tax Returns that such non-filing entity is, or may be, subject to Tax by that jurisdiction.

(e)        No extensions or waivers of statutes of limitations extending the time to collect or assess any Tax have been given or requested with respect to any Taxes of any Seller Entity and no Seller Entity is currently the beneficiary of any extension of time within which to file any Tax Return.

(f)        All deficiencies asserted, or assessments made, against any Seller Entity as a result of any audit or examination by any Governmental Authority have been fully paid.

(g)        No Seller Entity is currently the subject of a Tax audit or examination, and no Seller Entity has received from any Governmental Authority any (i) written notice or any other notice indicating an intent to open a Tax audit or review of any Tax Return, (ii) request for additional information related to Tax matters; or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Authority against any Seller Entity.

(h)        There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon any of the assets of any Seller Entity.

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(i)         No Seller Entity is a party to, or is bound by, any Tax indemnity, Tax-sharing or Tax allocation agreement, or is otherwise liable for the Taxes (other than Tax withholding required by Law) of any Person, whether by agreement, under any applicable Law, or otherwise including any terminated agreement as to which any Seller Entity could have any continuing liabilities on or after the Closing Date.

(j)         No Seller Entity is, and none of the assets of any Seller Entity is an interest in an entity that is treated as a partnership for Tax purposes, and no Seller Entity is a party to any joint venture, arrangement, or contract that could be treated as a partnership for U.S. federal income Tax purposes.

(k)        No Seller Entity has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method, and no Governmental Authority has proposed any such adjustment or change in accounting method; (ii) an application pending with any Governmental Authority requesting permission for any changes in accounting methods; or (iii) been the subject of a Tax ruling that would have continuing effect after the Closing Date.

(l)         No Seller Entity will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for any taxable period ending on or prior to the Closing Date; (ii) installment or open transaction disposition made on or prior to the Closing Date; or (iii) prepaid amount received or deferred revenue liability recorded on or prior to the Closing Date.

(m)       No Seller Entity has engaged in any reportable transaction as defined in Section 6707A(c)(i) of the Code or a listed transaction as defined in Treasury Regulation Section 1.6011-4(b).

(n)        No Seller Entity is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code (or any similar provision of state, local or foreign Law).

(o)        No Seller Entity (i) is a party to any "closing agreements" described in Section 7121 of the Code (or any comparable provision of state, local or foreign Law) or (ii) has requested or received any Tax ruling, in either case, that would have continuing effect after the Closing Date.

(p)        No Seller Entity (i) is liable for any Tax under Section 1374 of the Code (or any corresponding or similar provision of state, local, or foreign Law); or (ii) except in connection with the Share Exchange and the election made pursuant to Section 7.2(n) of this Agreement has, in the past ten years, (A) acquired assets from any corporation in a transaction in which the Tax basis was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (B) acquired the stock of any corporation that is a "qualified subchapter S subsidiary" within the meaning of Section 1361(b)(3)(B) of the Code.

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(q)       No Seller Entity has been included in an affiliated group filing a consolidated Tax Return and no Seller Entity has any liability for the Taxes of any Person under Treasury Regulations §1.1502-6 (or any similar provision of state, local or foreign Law) as a transferee or successor, by contract or otherwise..

(r)        No Seller Entity is or has been a party to any transaction governed by Section 355 or Section 368 of the Code within the past ten years except as contemplated by this Agreement, including the Share Exchange.

(s)        None of the assets of any Seller Entity is an interest in a foreign entity.

Section 4.18       Consents and Approvals. The execution, delivery and performance of this Agreement and the Ancillary Agreements by the Seller Agreement Parties that are party thereto or the validity and effectiveness immediately following the Closing of any Permit of any Seller Entity, do not and will not require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority at or prior to the Closing, except (a) as set forth in Section 4.17(p) of the Disclosure Schedule, (b) for the notification requirements of the HSR Act, (c) for filings, consents, approvals or clearances where the failure to make any such filing or obtain any such consent, approval or clearance would not prevent or materially delay the consummation by the Seller Agreement Parties of the transactions contemplated by this Agreement and the Ancillary Agreements, and (d) as may be necessary as a result of facts or circumstances relating solely to Parent or Merger Sub.

Section 4.19       Employee Relations.

(a)        Except as set forth in Section 4.19(a) of the Disclosure Schedule, no Seller Entity is: (i) a party to or otherwise bound by any collective bargaining or other type of union agreement; (ii) a party to, involved in, the subject of, or to Sellers' Knowledge, threatened by, any labor dispute, unfair labor practice charge or complaint, grievance or labor arbitration; or (iii) currently negotiating any collective bargaining agreement to which any Seller Entity is or would be a party. No Seller Entity has experienced any strike, lockout, slowdown or work stoppage at any time, nor, to Sellers' Knowledge, is any such action threatened. There is not pending, nor has there ever been, any union election petition, demand for recognition, or, to Sellers' Knowledge, union organizing activity by or for the benefit of the employees of any Seller Entity or otherwise affecting any Seller Entity.

(b)        Each Seller Entity has been and is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including but not limited to all applicable Laws respecting terms and conditions of employment, wages and hours, unemployment insurance, worker's compensation, equal employment opportunity, discrimination and retaliation, immigration, and the payment and withholding of Taxes. No Seller Entity has been or is engaged in any unfair labor practice. Except as set forth in Section 4.19 of the Disclosure Schedule, there are no pending or to Sellers' Knowledge, threatened, claims against any Seller Entity (whether under regulation, contract, policy or otherwise) asserted by or on behalf of any present or former employee or job applicant of a Seller Entity (including by any Governmental Authority) on account of or for (i) overtime pay, other than overtime pay for work done in the current payroll period, (ii) wages or salary for a period other than the current payroll period, (iii) any amount of vacation pay or pay in lieu of vacation time off, other than vacation time off or pay in lieu thereof earned in or in respect of the current fiscal year, (iv) any amount of severance pay or similar benefits, (v) unemployment insurance benefits, (vi) workers' compensation or disability benefits, (vii) any violation of any statute, ordinance, order, rule or regulation relating to employment terminations or layoffs, including but not limited to the Worker Adjustment and Retraining Notification (WARN) Act and any similar state or local law, (viii) any violation of any statute, ordinance, order, rule or regulation relating to employee "whistleblower" or "right-to-know" rights and protections, (ix) any violation of any statute, ordinance, order, rule or regulations relating to the employment obligations of federal contractors or subcontractors, (x) any violation of any regulation relating to minimum wages or maximum hours of work, (xi) discrimination, retaliation or any other violation of any Law relating to fair employment practices or equal employment opportunities, or (xii) any violation of any other Law relating to labor, employment or employment practices, and no Seller Entity is aware of any such claims which have not been asserted.

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(c)        Each Seller Entity has properly classified for all purposes (including but not limited to for all Tax purposes and for purposes of determining eligibility to participate in any Benefit Plan) all employees, leased employees, consultants and independent contractors (including nurses and recruiters), and has withheld and paid all applicable Taxes and made all appropriate filings in connection with services provided by such persons to each Seller Entity. Except as set forth in Section 4.19(c) of the Disclosure Schedule, the employment of each employee of a Seller Entity is terminable at will and no employee is entitled to severance pay or other benefits following termination or resignation, except as otherwise provided by applicable Law.

(d)        Section 4.19(d) of the Disclosure Schedule accurately sets forth as of the date of this Agreement, by Seller Entity, with respect to each current employee of any Seller Entity (including any employee who is on a leave of absence or on layoff status): (i) the name, title or classification, date of hire and exempt/non-exempt status of each employee; (ii) each employee's annualized base compensation and all bonuses or other incentive compensation paid to such employee for 2011 and paid to or to which such employee (other than any such employee who is a Stockholder) is likely to be entitled for 2012; (iii) the number of hours of sick-time that each employee has accrued as of the date hereof; (iv) the number of hours of vacation and personal time that each employee has accrued as of the date hereof; and (v) whether the employee is receiving workers' compensation or disability payments or is on leave or layoff status.

(e)        Section 4.19(e) of the Disclosure Schedule accurately sets forth as of the date hereof the number of employees terminated by any Seller Entity since December 31, 2011, and sets forth as of the date of this Agreement an accurate and complete list of the following information for each employee who has been terminated or laid off, or whose hours of work have been reduced by more than 50% since December 31, 2011: (i) the date of such termination, layoff or reduction in hours; and (ii) the location to which the employee was assigned. No later than the Closing Date, Seller shall, at the request of a Merger Sub, update Section 4.19(e) of the Disclosure Schedule to reflect any employment terminations effected by any Seller Entity between the date hereof and the Closing Date.

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Section 4.20        Transactions with Related Parties. Except for agreements related to employment with Seller Entities, and except as set forth in Section 4.20 of the Disclosure Schedule, there are no transactions, agreements, arrangements or understandings between any Seller Entity, on the one hand, and any director, officer or stockholder (or Affiliate thereof) of any Seller Entity, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act (if the Securities Act were applicable to such Seller Entity).

Section 4.21        Insurance. Section 4.21 of the Disclosure Schedule contains a complete and correct list of all policies and contracts for insurance (including coverage amounts and expiration dates) of which any Seller Entity is the owner, insured or beneficiary or covering any of the assets of any Seller Entity (the "Insurance Policies"), copies of which have been made available or previously delivered to Parent. All premiums due and payable have been timely paid. All Insurance Policies are in full force and effect and no Seller Entity has received any notice of cancellation or non-renewal thereunder. There is no default with respect to any provision contained in any such policy, nor has there been any failure to give any notice or present any claim under any such policy in a timely fashion or in the manner or detail required by the policy. Except as set forth in Section 4.21 of the Disclosure Schedule or in a notice to Parent given pursuant to Section 6.7: (a) all of such coverages are provided on an "occurrence" (as opposed to "claims made") basis; (b) there are no outstanding claims under the Insurance Policies; (c) there are no premiums or claims due under the Insurance Policies which remain unpaid and no such policy is subject to any retroactive, retrospective or other similar type of premium adjustment; and (d) in the past two years, no notice of cancellation or non-renewal with respect to, or disallowance (other than reservation of rights by the insurer) of any claim under, any Insurance Policy has been received, and (e) Seller has not been refused any insurance, nor have any of its coverages been limited by any insurance carrier to which it has applied for insurance or with which has carried insurance during the last two years.

Section 4.22        Brokers. No Seller Agreement Party or any Subsidiary of Seller has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from Parent or any of its Affiliates (including, the Surviving Entity) upon consummation of the transactions contemplated by this Agreement.

Section 4.23        Employment Contracts; Compensation Arrangements; Officers and Directors. Seller has provided to Parent a true, correct and complete copy of a schedule setting forth (a) all Contracts to which any Seller Entity is a party or by which it is bound providing for the employment of any individual on a full-time, part-time or consulting or other basis and any such Contracts providing for severance, retention, change in control, transaction bonus or other similar payments to such individuals (the "Employment Contracts"), and (b) as of the date hereof, the names, titles and current annual salary, including any bonus, if applicable, of all present directors, officers, employees, consultants and agents of any Seller Entity, whose rate of annual compensation, including any promised, expected or customary bonus, equals or exceeds $50,000, together with a statement of the full amount of all remuneration paid by such Seller Entity to each such Person during the twelve (12)-month period ending December 31, 2011.

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Section 4.24        Suppliers; Customers.

(a)        Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the twenty largest suppliers of goods or services to the Seller Entities during the twelve-month period ended December 31, 2011 and the dollar amount of such goods or services purchased by the Seller Entities with respect to each such supplier during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such supplier that any such supplier has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services sold or provided to such Seller Entity by more than 10%. To Sellers' Knowledge as of the date hereof, no such supplier has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

(b)        Seller has provided to Parent a true, correct and complete list setting forth (i) the names and addresses of the twenty largest customers that ordered goods or services from the Seller Entities during the twelve-month period ended December 31, 2011 and (ii) the dollar amount of such goods or services sold by the Seller Entity to such customers during such period. During the twelve-month period ending on the date hereof, no Seller Entity has received any written notice from any such customer that any such customer has terminated or cancelled, or will terminate or cancel, its business relationship with such Seller Entity or will reduce the annual volume of goods or services purchased from such Seller Entity by more than 10%. To Sellers' Knowledge as of the date hereof, no such customer has filed for or is threatened with bankruptcy, insolvency or dissolution or any similar proceedings.

Section 4.25       Investment Status. Each of the Stockholders on their own behalf and on behalf of any Affiliate thereof (each a "Stock Acquiror") receiving any Parent Common Stock pursuant to the Transaction represents and warrants as follows:

(a)        It is acquiring a beneficial interest in Parent Common Stock for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof. Such Stock Acquiror acknowledges that the Parent Common Stock to be received in connection with the Transaction has not been registered under the Securities Act or the securities Laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state Laws or an exemption from such registration is available.

(b)        Each of the Stock Acquirors (i) has knowledge and experience in financial and business matters such that such Stock Acquiror is capable of evaluating the merits and risks of the investment in the Parent Common Stock, (ii) understands and has taken cognizance of all risk factors related to the investment in the Parent Common Stock, (iii) has been represented by counsel and/or advisors in connection with the execution and delivery of this Agreement, and (iv) is able to bear the economic risk of the investment in the Parent Common Stock.

(c)        Such Stock Acquiror is not acquiring the Parent Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspapers, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to such Stock Acquiror in connection with investments in securities generally.

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Section 4.26       Regulatory Compliance. No Seller Entity has made voluntary disclosures under any FCPA Laws, or received written notice of any enforcement actions or threats of enforcement actions against it under any FCPA Laws, and no Governmental Authority has notified any Seller Entity in writing of any actual or alleged violation or breach by it. No Seller Entity is undergoing any internal audit, review, inspection, investigation, survey or examination of records (including any internal audit, review, inspection, investigation, survey or examination of records conducted by independent counsel) specifically relating to, and initiated in order to audit, review, inspect, investigate, survey or examine, such Seller Entity's compliance with any FCPA Law. No Seller Entity is party to any Legal Proceedings involving alleged false statements, false claims or other improprieties relating to any Seller Entity's compliance with applicable FCPA Laws.

Section 4.27        Power of Attorney. Except as set forth in Section 4.27 of the Disclosure Schedule, no Person holds a power of attorney to act on behalf of any Seller Entity.

Section 4.28       Parent Common Stock. No Seller Agreement Party or any of Affiliates owns beneficially or of record any shares of Parent Common Stock or any securities convertible into, exchangeable for or carrying the right to acquire, any shares of Parent Common Stock.

Section 4.29       Proxy Statement. The information relating to the Seller Agreement Parties furnished in writing for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders' Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading, except for any change disclosed in writing by or on behalf of a Seller Agreement Party to Parent or its counsel prior to such mailing date pursuant to Section 6.8(a) below.

Section 4.30       No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NO SELLER AGREEMENT PARTY MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO THE SELLER ENTITIES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED HEREUNDER OR PURSUANT HERETO.

Article V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Seller Agreement Parties as of the date of this Agreement and as of the Closing Date as follows:

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Section 5.1        Organization. Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby, except as set forth on Section 5.1 of the Disclosure Schedule. Merger Sub is a limited liability company wholly owned by Parent that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority to carry on its business as it is now being conducted, and to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby.

Section 5.2        Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and each Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate or limited liability company action on the part of Parent and Merger Sub. This Agreement has been, and each Ancillary Agreement to which Parent or Merger Sub is a party will be, duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute, or will constitute, the valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3        No Conflict. Except as set forth in Section 5.3 of the Disclosure Schedule, the execution, delivery, and performance by Parent and Merger Sub of this Agreement, and any Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which Parent or Merger Sub is subject, (ii) violate any provision of the charter, bylaws, or other organizational documents of Parent or Merger Sub or (iii) violate or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default) under, require the consent of any third party under or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any assets or property of Parent or Merger Sub or give to others any rights therein under any Contract to which Parent or Merger Sub is a party or by which it may be bound or affected; except, in the case of clauses (i) and (iii), for violations that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect.

Section 5.4        Consents. Except as set forth in Section 5.4 of the Disclosure Schedule, no consent, approval, or authorization of, or exemption by, or filing with, any Governmental Authority is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery and performance by Parent and Merger Sub of this Agreement or any Ancillary Agreement to which Parent or Merger Sub is a party or the taking by Parent or Merger Sub of any other action contemplated hereby or thereby.

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Section 5.5         Brokers. Except as set forth on Section 5.5 of the Disclosure Schedule (whose fees will be paid by Parent), and other than EarlyBirdCapital, Inc. (whose fees will be paid by Parent), neither Parent nor Merger Sub has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from any Seller Agreement Party, any Seller Subsidiary, Parent or Merger Sub upon consummation of the transactions contemplated by this Agreement.

Section 5.6         SEC Filings. Parent has filed and furnished in a timely manner all filings, reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the SEC (collectively, and in each case including all schedules thereto and documents incorporated by reference therein, the "Parent SEC Documents"). As of their respective effective dates (in the case of Parent SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of the respective dates of the last amendment filed with the SEC (in the case of all other Parent SEC Documents), the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such Parent SEC Documents, and none of the Parent SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.7         Capitalization.

(a)        As of the date of this Agreement, the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share (the "Parent Preferred Stock"), of which 14,319,693 shares of Parent Common Stock, no shares of Parent Preferred Stock, and 18,960,000 Warrants to purchase Parent Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable.

(b)        Parent owns either directly or indirectly all of the issued and outstanding shares of capital stock (or other equity securities) in Merger Sub. Except as described in the Parent SEC Documents, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or Merger Sub, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating either Parent or Merger Sub to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the transactions contemplated hereby will not cause any Encumbrances to be created or suffered on the capital stock of either Parent or Merger Sub, other than Encumbrances created by Seller. There are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between Parent or Merger Sub on the one hand and any Person on the other hand with respect to the capital stock of any Subsidiary of Parent or Merger Sub. Other than as listed in Section 5.7(b) of the Disclosure Schedule, neither Parent nor Merger Sub owns, directly or indirectly, any stock of or any other equity interest in any other Person. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

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(c)       The shares of Parent Common Stock to be issued pursuant to this Agreement will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

(d)       Except for rights of holders of Parent Common Stock to convert their shares of Parent Common Stock into cash held in the Trust Account (all of which rights will expire upon the consummation of the Closing), there are no outstanding contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of or other equity interests in Parent and/or any of its Subsidiaries.

Section 5.8        Litigation. Except as set forth in Section 5.8 of the Disclosure Schedule there is no Legal Proceeding pending or, to Parent's Knowledge, threatened, against Parent or Merger Sub at law, in equity or otherwise, in, before, or by, any Governmental Authority. There are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against Parent or Merger Sub.

Section 5.9        Compliance with Laws. The business of Parent and Merger Sub has been conducted in all material respects in accordance with all applicable Laws. Neither Parent nor Merger Sub has received any written notice of any violation of Law. All Governmental Actions/Filings required by Parent and Merger Sub have been obtained or made and are in full force and effect and are being complied with in all material respects, except as set forth on Section 5.9 of the Disclosure Schedule..

Section 5.10      NASDAQ Listing. The Parent Common Stock is listed on NASDAQ. Parent is in compliance in all material respects with the requirements of NASDAQ for continued listing of the Parent Common Stock thereon and there is no action or proceeding pending or, to Parent's Knowledge, threatened against Parent by NASDAQ or the Financial Industry Regulatory Authority with respect to any intention by such entities to prohibit or terminate the listing of the Parent Common Stock on NASDAQ.

Section 5.11      Solvency. Immediately after giving effect to the transactions contemplated by this Agreement and the other agreements contemplated by Section 7.2(l) hereof, and any financing arrangements incurred by in connection therewith, Parent and the Surviving Entity and each Subsidiary thereof will be able to pay their respective debts as they become due and will own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement or the other agreements contemplated by Section 7.2(l) hereof with the intent to hinder, delay or defraud either present or future creditors of Parent, the Surviving Entity or their Subsidiaries.

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Section 5.12        Pro Forma Capitalization of Parent. Section 5.12 of the Disclosure Schedule sets forth the pro forma capitalization of Parent giving effect to the Merger, the terms of all other mergers and/or acquisitions to which Parent or any of its Subsidiaries is a party, and the financing of such other transactions (assuming all such transactions are consummated in accordance with the terms thereof and without giving effect to any redemptions after the date hereof by Parent of shares issued in its IPO). Except as set forth in Section 5.12 of the Disclosure Schedule or in the Parent SEC Documents, as of the day next succeeding the Closing Date, neither Parent nor any Subsidiary of Parent will have outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or any Subsidiary of Parent, or subscriptions, warrants, options, rights (including pre-emptive rights), stock appreciation rights, phantom stock interests or other arrangements or commitments obligating Parent or any Subsidiary of Parent to issue or dispose of any of its respective equity securities or any other ownership interest in Parent or any of its Subsidiaries.

Section 5.13        Confidential Target Information. The Confidential Target Information does not include any information which, as of the date hereof, is, to Parent's Knowledge, false or misleading with respect to any material fact, or, to Parent's Knowledge, omits to state a material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

Section 5.14        No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND ANY ANCILLARY AGREEMENT, NEITHER PARENT NOR MERGER SUB MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING WITH RESPECT TO VALUE, CONDITION, MERCHANTABILITY OR SUITABILITY, WITH RESPECT TO PARENT, MERGER SUB OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER RIGHTS OR OBLIGATIONS TO BE TRANSFERRED HEREUNDER OR PURSUANT HERETO.

Article VI

COVENANTS AND AGREEMENTS

Section 6.1        Access and Information. From the date hereof until the Closing, the Seller Agreement Parties shall, and shall cause each Seller Entity to, permit Parent and Merger Sub and their financing providers, if any, and their respective advisers and other representatives to have reasonable access, during business hours and upon reasonable notice, to Sellers' properties and facilities. From the date hereof until the Closing, Parent and Merger Sub shall permit Sellers and their advisors and other representatives to have reasonable access, during business hours and upon reasonable notice, to Parent's and Merger Sub's properties and facilities. Seller shall furnish, or cause to be furnished, to Parent any financial and operating data and other information (including, without limitation, Tax information) that is available with respect to any Seller Entity as Parent shall from time to time reasonably request, subject to any applicable Law, attorney-client privilege, or contractual restriction. The Seller Agreement Parties shall, and shall cause Sellers to, provide to Parent updated monthly financial statements of Sellers reasonably promptly following each calendar month-end following the date hereof until the Closing Date. No information provided to or obtained by Parent pursuant to this Section 6.1 shall limit or otherwise affect the remedies available hereunder to Parent (including such Parent's right to seek indemnification pursuant to Article IX), or the representations or warranties of, or the conditions to the obligations of, the parties hereto. All information provided to or obtained by any party heretofore or hereafter, including pursuant to this Section 6.1 or pursuant to the Disclosure Schedules, shall be held in confidence by the relevant party in accordance with and subject to the terms of the Mutual Non-Disclosure Agreement, dated May 26, 2011, between Parent and Sellers (the "Confidentiality Agreement") provided, that, Parent may disclose such information to any lenders from whom the Parent is seeking financing if Parent and such lender have entered into a confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement.

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Section 6.2        Conduct of Business by Sellers. Prior to the Closing, and except as otherwise contemplated by this Agreement (including, without limitation, in connection with the Share Exchange), set forth in Section 6.2 of the Disclosure Schedule or consented to or approved by Parent (which consent or approval will not be unreasonably withheld), each of the Seller Agreement Parties covenants and agrees that it shall cause each Seller Entity to operate its business in the ordinary course of business and use commercially reasonable efforts to preserve the properties, business, operations (including officers and employees), goodwill and relationships with suppliers and customers of its business and shall not undertake any of the following:

(a)        amend the organizational documents of any Seller Entity;

(b)        adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such liquidation or a merger, consolidation, restructuring, recapitalization or other reorganization;

(c)        sell, transfer or otherwise dispose of its material tangible personal or real assets, except, in the ordinary course of business consistent with past practice, or create any Encumbrance on any of its material assets, except for Permitted Encumbrances and not in excess of $100,000 for any transaction or series of related transactions;

(d)        acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any Person or business or division thereof or (ii) any material assets, except, with respect to this clause (ii), (A) purchases of inventory or supplies in the ordinary course of business consistent with past practice or (B) other purchases of assets in the ordinary course of business consistent with past practice and not in excess of $100,000 for any purchase or series of related purchases;

(e)        create, incur, assume, modify, guarantee, endorse or otherwise become liable or responsible with respect to (whether directly, contingently or otherwise) any Indebtedness other than (i) Accrued Taxes, (ii) Transaction Expenses, and (iii) Indebtedness not in excess of $50,000 and incurred in the ordinary course of business and consistent with past practice;

(f)        place any Encumbrance on any of the properties of any Seller Entity, other than Permitted Encumbrances;

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(g)        issue, sell or create any Encumbrance on, (i) the Existing Seller Equity or other equity securities of a Seller (except pursuant to the Share Exchange and except that Existing Seller Equity may be sold or otherwise transferred by a Stockholder to another Stockholder party hereto) or (ii) any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any membership interests or other equity securities;

(h)        split, combine, recapitalize or reclassify any Existing Seller Equity or declare, pay or set aside any non-cash distribution or other non-cash dividend in respect of its Existing Seller Equity;

(i)         make any loans, advances or capital contributions to, or investments in, any other Person, except in the ordinary course of business and consistent with past practice and not exceeding $10,000 individually and $50,000 in the aggregate.

(j)         lease or sublease any real or personal property to third parties or amend any of the Leases of the Seller Entities;

(k)        except as required pursuant to Contracts existing and in force prior to the date of this Agreement described in Section 4.12 or Section 4.23 of the Disclosure Schedule or as otherwise required by applicable Law, (i) grant any increase in the salaries, benefits or other compensation payable or to become payable to, or any advance or loan to, any executive officer or employee (other than increases in salaries for employees other than executive officers in the ordinary course of business and consistent with past practice, and other than bonuses to employees who are Stockholders paid prior to the Closing Date), (ii) enter into, terminate, adopt or amend in any material respect any Benefit Plan or collective bargaining agreement, (iii) make any award or grant under any Benefit Plan, (iv) hire any new employee except in the ordinary course of business and consistent with past practice or (v) fail to make contributions to Benefit Plans in accordance with past practice;

(l)         waive, release, assign, settle or compromise any Legal Proceeding;

(m)       make any new commitment or increase any commitment for capital expenditures or engage in any new lines of business;

(n)        except for any transaction, Contract or commitment which is merely an extension or continuation of any existing transaction, Contract or commitment, enter into any transaction, Contract or commitment that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, as if the Securities Act was applicable to Seller;

(o)        enter into any material transaction, Contract or commitment outside the ordinary course of business, amend, modify, assign, or terminate any Contract with the customers and suppliers listed on Section 4.24(a) and Section 4.24(b) of the Disclosure Schedule, respectively, waive or permit the loss of any Permit or right of substantial value or cancel any material debt or claim;

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(p)        amend, modify, assign or terminate any of the employment contracts with the Key Employees attached as Exhibit A hereto;

(q)        sell, assign, transfer, license or convey any rights under, or abandon, permit to be cancelled or otherwise dedicate to the public any material Intellectual Property owned by any Seller Entity;

(r)        change or modify its credit, collection or payment policies or procedures as in effect on the date hereof in a manner materially adverse to it or its business;

(s)        fail to maintain its books of account and records consistent with its past practices and except as required by Law or applicable accounting principles (including GAAP for purposes of the Estimated Closing Statement), change its accounting principles, methods, policies and procedures;

(t)         make or change any election with respect to Taxes, change any Tax accounting period, change any method of Tax accounting, file any amendment to any Tax Return, fail to file any Tax Return due on or prior to the Closing Date when due, enter into a closing agreement with any taxing authority or surrender any right to claim a refund for Taxes, consent to an extension of the statute of limitations applicable to any Tax claim or assessment, or take any other similar action;

(u)        take or allow any action that would result in a termination of or change in classification for U.S. federal income tax purposes of any Seller Entity;

(v)        enter into any Contract with respect to, or otherwise agree or commit to, any of the foregoing.

The Sellers shall maintain in effect through the Closing Date the tax qualified defined contribution retirement plan in which Transferred Employees currently participate (the "401(k) Plan") in accordance with applicable law, continue to make all required contributions and distributions thereto or therefrom as and when due and take (or refrain from taking) any action otherwise necessary to preserve the tax-qualified status of the 401(k) Plan.

Section 6.3         Further Assurances.

(a)        Subject to the terms and conditions of this Agreement and Section 6.3(b) and Section 6.3(c) below, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Affiliates to use) their respective reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions described herein, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Entity or third party necessary, proper or advisable to consummate the transactions described herein, (iii) execute and deliver any additional instruments necessary to consummate the transactions described herein, and (iv) defend or contest any claim, suit, action or other proceeding brought by a third party that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Transaction.

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(b)       Sellers and Parent shall cooperate and use commercially reasonable efforts to make, on a timely basis, all registrations, filings and applications with, give all notices to, and obtain any approvals, orders, qualifications and waivers from a Governmental Authority necessary for the consummation of the transactions contemplated hereby; provided, however, that except as otherwise set forth herein, neither any Seller or any of its Affiliates nor Parent or any of its Affiliates shall be required to commence or be a plaintiff in any litigation or offer or grant any material accommodation (financial or otherwise) to any Person in connection with any such registration, filing, application, notice, approval, order, qualification or waiver. Sellers and Parent each shall pay all fees associated with its own such registrations, filings, applications, notices, approvals, orders, qualifications and waivers.

(c)        Notwithstanding the foregoing, nothing contained in this Agreement shall require or obligate any party or its Affiliates (i) to agree or otherwise become subject to any material limitations on (A) the post-Closing right of Parent or its Affiliates effectively to control Sellers, (B) the right of Parent or its Affiliates to acquire or, after consummation of the Closing, to hold Sellers, or (C) the post-Closing right of Parent to exercise full rights of ownership of Sellers or (ii) to agree or otherwise be required to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise), or divest itself of all or any portion of the assets or operations of Sellers or any of their Affiliates or Parent or any of its Affiliates.

Section 6.4         Public Announcements. Except as otherwise provided herein, the timing and content of all announcements regarding any aspect of this Agreement, the Merger and the other transactions contemplated hereby to the financial community, Governmental Authorities, or the general public shall be mutually agreed upon in advance by Sellers and Parent; provided, however, that each party hereto may make any such announcement which it in good faith believes, based on advice of counsel, is required by Law. Notwithstanding the foregoing, each party shall use commercially reasonable efforts to consult with the other parties prior to any such announcement to the extent practicable, and shall in any event promptly provide the other parties hereto with copies of any such announcement. This Section 6.4 shall not apply to communications by any party to its counsel, accountants or other advisors or, if the substance of such communication would not reasonably be expected to require Parent to file a Form 8-K and/or make a disclosure under Regulation FD promulgated under the Exchange Act, to employees.

Section 6.5         Consents and Waivers. Any consents, waivers, approvals and notices necessary, proper or advisable to consummate the transactions described herein shall be in form and substance reasonably satisfactory to Sellers and Parent, and executed counterparts of any consents, waivers and approvals shall be delivered to the other party promptly after receipt thereof, and copies of such notices shall be delivered to the other party promptly after the making thereof. Except with respect to costs associated with the Proxy Statement, any costs incurred as payments to any Person with respect to such consents, waivers, approvals and notices shall be borne by the party seeking such consents, waivers, approvals or notices; provided, however, that any such costs shall be borne by Parent only after the Closing. In the event the Closing does not occur, any such costs shall be borne by the Person incurring such costs.

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Section 6.6         Post-Closing Obligations of Parent and the Surviving Entity to Certain Employees.

(a)        Parent shall, or shall cause its Affiliates to, continue to provide the Transferred Employees, during the period commencing at the Effective Time and ending on the first anniversary of the date of the Closing (or such earlier date as the applicable Transferred Employee's employment terminates), with annual base pay, annual bonus opportunities and benefits that are no less favorable in the aggregate than those provided by Sellers immediately prior to the Effective Time; provided, however, that Parent and its Affiliates shall not be required to provide equity-based compensation to the Transferred Employees. Parent shall or shall cause its Affiliates to credit Transferred Employees for services performed with Sellers or their Affiliates on and prior to the Effective Time for purposes of vesting and eligibility under any employee benefit plan sponsored by Parent for which Transferred Employees become eligible, provided that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits to any Transferred Employee with respect to the same period of service for such Transferred Employee.

(b)        For a period of one (1) year from the Closing Date, the Surviving Entity shall not terminate the employment of any Transferred Employee except for cause, consisting of such Transferred Employee's having (i) engaged in material misconduct (including but not limited to misappropriating any funds or property of a Seller or its clients, or of the Surviving Entity or its clients), (ii) performed his or her duties in a manner that is materially deficient, (iii) neglected or refused to perform the duties assigned to him or her, or (iv) failed to follow a Seller's or the Surviving Entity's policies or the written instructions of his or her superiors. Nothing in this Agreement shall restrict the ability of Parent or its Affiliates to terminate the employment of any Transferred Employee for any reason at any time after the first anniversary of the Closing Date. Nothing in this Section 6.6 or any other provision of this Agreement shall (i) be construed to establish, amend or modify any benefit or compensation plan, program, agreement or arrangement (including any Benefit Plan transferred to Parent or any of its Affiliates) or (ii) limit the ability of Parent or any of its Affiliates (including the Surviving Entity) to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by Parent or any of its Affiliates (including any Benefit Plan transferred to Parent or any of its Affiliates).

(c)        Seller shall take all actions necessary in accordance with all applicable Law to provide that the employees listed in Section 6.6(c) of the Disclosure Schedule cease to be employees of Seller prior to the Effective Time.

Section 6.7        Insurance. During the period from and after the date hereof until the Effective Time, the Seller Agreement Parties shall cause Sellers to maintain in full force and effect the policies of insurance listed in Section 4.21 of the Disclosure Schedule, subject only to variations required by the ordinary operation of their businesses, or else will obtain, prior to the lapse of any such policy, the same or, if not available upon commercially reasonable economic terms and conditions, substantially similar coverage with insurers of recognized standing and approved in advance writing by Parent. Sellers shall promptly advise Parent in advance in writing of any change of insurer or material change of type of coverage in respect of the policies listed in Section 4.21 of the Disclosure Schedule.

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Section 6.8         Proxy Statement; Parent Stockholders' Meeting.

(a)        As promptly as practicable after the date of this Agreement, Parent shall prepare and file a proxy statement of Parent with the SEC (as such proxy statement is amended or supplemented, the "Proxy Statement") for the purpose of soliciting proxies from Parent's stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the holders of Parent Common Stock to be called and held for such purpose (the "Parent Stockholders' Meeting"). As promptly as practicable after the execution of this Agreement, Parent shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other Laws relating to the transactions contemplated hereby (collectively, the "Other Filings"). Parent shall notify Sellers promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filing or for additional information. As promptly as practicable after receipt thereof, Parent shall provide Sellers and their counsel with copies of all written correspondence between Parent or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Parent shall permit Sellers and their counsel to review the Proxy Statement and any exhibits, amendment or supplement thereto and shall consult with Sellers and their advisors concerning any comments from the SEC with respect thereto and shall not file the Proxy Statement or any exhibits, amendment or supplement thereto or any response letters to any comments from the SEC without the prior written consent of Sellers, such consent not to be unreasonably withheld or delayed; provided, however, that Parent shall be permitted to make such filing or response in the absence of such consent if the basis of Sellers' failure to consent is Sellers' unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Parent, is required by the SEC and United States securities Laws to be included therein. Parent agrees that the Proxy Statement and the Other Filings will comply in all material respects with all applicable Laws and the rules and regulations promulgated thereunder. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent or Sellers, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, an amendment or supplement to the Proxy Statement.

(b)        The Proxy Statement will be sent to the stockholders of Parent as soon as practicable following its approval by the SEC for the purpose of soliciting proxies from holders of Parent Common Stock to vote at the Parent Stockholders' Meeting in favor of: (i) the adoption of this Agreement and the approval of the transactions contemplated hereby ("Parent Stockholder Approval"); (ii) the issuance and sale of shares of Parent Common Stock to the extent that such issuance requires stockholder approval under the rules of any stock exchange on which the Parent Common Stock is listed; and (iii) the adjournment of the special meeting (the matters described in clauses (i) through (iii), the "Voting Matters").

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(c)        Parent shall, as soon as reasonably practicable following the date of this Agreement, take all actions necessary to establish a record date for, duly call, give notice of and after mailing of the Proxy Statement, convene and hold the Parent Stockholders' Meeting. For the purpose of approving the Voting Matters, and shall use its reasonable efforts to cause such meeting to occur as soon as reasonably practicable.

(d)        Sellers and the Stockholders shall provide Parent, as promptly as reasonably practicable, with such information concerning the Seller Entities reasonably requested by Parent that is necessary for the information concerning the Seller Entities in the Proxy Statement and the Other Filings to comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders' Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders' Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to Sellers or any other information furnished in writing by a Seller for inclusion in the Proxy Statement). All legal and accounting fees and disbursements and other out-of-pocket costs and expenses incurred by Sellers in connection with the preparation of the Proxy Statement shall not be included in Transaction Expenses, shall be added to the Cash Merger Consideration to the extent paid by Sellers prior to the Closing or accrued, unpaid and included in the Estimated Closing Net Working Capital, and, upon any termination of this Agreement without consummation of the Closing, shall be reimbursed by Parent to Sellers.

(e)        Subject to the fiduciary duties of its board of directors, Parent shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Transaction and the other Voting Matters, and shall otherwise use its commercially reasonable efforts to obtain the Parent Stockholder Approval.

Section 6.9         Form 8-K Filings. Parent and Sellers shall cooperate in good faith with respect to the preparation of, and as promptly as practicable after the execution of this Agreement, Parent shall file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement. Parent and Sellers shall cooperate in good faith with respect to the preparation of, and at least five (5) days prior to the Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by Sellers and its accountant ("Transaction Form 8-K"). Prior to Closing, Parent and Sellers shall prepare the press release announcing the consummation of the transactions contemplated hereby ("Press Release"). Simultaneously with the Closing, Parent shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

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Section 6.10        No Claim Against Trust Account. Notwithstanding anything else in this Agreement, the Seller Agreement Parties acknowledge that they have read Parent's final prospectus dated May 9, 2011 (the "Prospectus") and understand that Parent has established the trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company (the "Trust Account"), initially set in the amount of $72,720,000, for the benefit of the stockholders of Parent who purchased shares in Parent's initial public offering and any of their transferees and that Parent may disburse monies from the Trust Account only (i) to such stockholders in the event of the redemption of their shares or the liquidation of Parent (ii) to Parent after it consummates an initial Business Combination (as defined in the Prospectus) or (iii) to effect repurchases of up to 50% of the Parent Common Stock issued in Parent's initial public offering . Each of the Seller Agreement Parties hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account ("Trust Account Claim") and hereby waives any Trust Account Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse against the Trust Account for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of Parent.

Section 6.11        Cash on Hand. The Seller Agreement Parties shall cause ADC to have available the Required Cash at the Closing.

Section 6.12        Non-competition; Non-solicitation.

(a)        For a period of five years commencing on the Closing Date (the "Restricted Period"), each of the Stockholders shall not, and shall not permit any of their Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Business in the Territory except with respect to the Surviving Entity, Parent or their respective Subsidiaries; (ii) have an interest in any Person (other than the Surviving Entity or Parent) that engages directly or indirectly in the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; (iii) intentionally interfere in any material respect with the business relationships (whether formed before or after the date of this Agreement) between the Surviving Entity, Parent or their Subsidiaries and customers or suppliers of the Surviving Entity, Parent or their Subsidiaries; or (iv) solicit or attempt to solicit, directly or indirectly, any of the customers or suppliers of the Surviving Entity, Parent or their subsidiaries for the purposes of diverting business or services from the Surviving Entity, Parent or their Subsidiaries. Notwithstanding the foregoing, (i) the Stockholders may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if any such Stockholder is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person, and (ii) Joel E. Serfass, CPA, Serfass & Cremia, LLC and their respective Affiliates shall be permitted to continue to engage in the accounting profession, serving in some cases clients and customers of the Surviving Entities.

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(b)        During the Restricted Period, each of the Stockholders shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any employee of the Surviving Entity, Parent or their Subsidiaries or encourage any such employee to leave such employment or hire any such employee who has left such employment; provided that nothing in this Section 6.12(b) shall prevent any of the Stockholders or any of their Affiliates from hiring (i) any employee whose employment has been terminated by the Surviving Entity, Parent or their Subsidiaries; or (ii) after 180 calendar days from the date of termination of employment, any employee whose employment has been terminated by the employee; or shall prevent the Stockholders from making a general solicitation which is not directed specifically to any Company employees. Notwithstanding anything to the contrary in this Section 6.12(b), after the Closing, Joel E. Serfass and certain other employees of PTFS shall be permitted to continue to perform services for Serfass & Cremia, LLC so long as doing so shall not interfere with their work for PTFS.

(c)        If any of the Stockholders breaches, or threatens to commit a breach of, any of the provisions of this Section 6.12, Parent and the Surviving Entity shall have the right and remedy to have such provision specifically enforced by any court having competent jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to each of Parent, the Surviving Entity or their Subsidiaries and that money damages will not provide an adequate remedy. The foregoing rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Parent and the Surviving Entity under Law or in equity:

(d)        The Stockholders acknowledge that the restrictions contained in this Section 6.12 are reasonable and necessary to protect the legitimate interests of the Parent and constitute a material inducement to Parent and Merger Sub to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.12 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 6.12 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 6.13        Exclusivity. From the date of this Agreement until the earlier of the Closing and any termination of this Agreement, Sellers will not (and Sellers will not permit any Subsidiaries of Seller, their Affiliates or their Representatives) directly or indirectly: (a) solicit, initiate, or encourage the submission of any proposal or offer from any third party (other than Parent, the Surviving Entity and their designees) relating to the acquisition of any securities of Sellers or its Subsidiaries, or any merger, recapitalization, share exchange, sale of substantial assets (other than sales in the ordinary course of business) or any similar transaction or alternative to the transactions contemplated by this Agreement or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any third party (other than Parent, the Surviving Entity and their designees) to do or seek or agree to do or seek any of the foregoing. Sellers will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted on or prior to the date of this Agreement heretofore with respect to any of the foregoing.

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Section 6.14        Financing. Parent and Merger Sub shall use commercially reasonable efforts to cause sufficient commitments from financial institutions to provide credit facilities to be available to pay all amounts required to be paid by Parent and Merger Sub at Closing in order to consummate the transactions contemplated in this Agreement (the "Financing"). Upon request of Parent or Merger Sub, Sellers shall provide or cause to be provided reasonable cooperation and assistance to Parent or Merger Sub in connection with the arrangement of the financing contemplated by the Commitment Letter or any Alternate Financing; provided, that such requested cooperation and assistance does not unreasonably interfere with the ongoing business of Sellers.

Section 6.15        Delivery of Payoff Letters. At least two Business Days prior to the Closing Date, Sellers shall deliver or cause to be delivered, to Parent a payoff letter executed by each lender of Estimated Closing Indebtedness (excluding any Estimated Closing Indebtedness that consists solely of the Estimated Closing Transaction Expenses or Estimated Closing Accrued Taxes), effective as of the Closing Date and in form and substance reasonably satisfactory to Parent, which shall (i) indicate the total amount required to be paid to fully satisfy all obligations, fees and expenses related to such Estimated Closing Indebtedness as of the Closing Date (including any per diem or similar ticking fee), and (ii) provide for, among other things, the release, discharge, removal and termination of all Encumbrances on the assets of the Seller Entities arising under any applicable credit facility and related agreements upon payment of the amounts set forth therein (such payoff letters collectively, together with the required discharge statements, termination statements and originals of all pledged collateral to be returned to the Sellers, being herein collectively called the "Payoff Letters"). Sellers shall promptly deliver all notices, terminate all commitments and take all other actions reasonably requested by Parent to facilitate the repayment in full and termination of the Estimated Closing Indebtedness (excluding accrued Taxes and Transaction Expenses) and the release of any related Encumbrances, effective as of the Closing.

Section 6.16         Piggyback Rights.

(a)        If at any time on or after the Closing Date Parent proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Parent for its own account or by shareholders of Parent for their own account, other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Parent existing shareholders, or (iii) for a dividend reinvestment plan, then Parent shall (x) give written notice of such proposed filing to the Stockholders as soon as practicable but in no event less than thirty (30) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Stockholders in such notice the opportunity to register the sale of such number of shares of Common Stock Merger Consideration as the Stockholders may request in writing within twenty (20) days following receipt of such notice (a "Piggy-Back Registration"). Parent shall cause such shares of Common Stock Merger Consideration to be included in such registration and shall use its best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the shares of Common Stock Merger Consideration requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such shares of Common Stock Merger Consideration in accordance with the intended method(s) of distribution thereof. If the Stockholder proposes to distribute his securities through a Piggy-Back Registration that involves an underwriter(s), the Stockholder shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Piggy-Back Registration.

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(b)        Notwithstanding any other provision of this Section 6.16, if a Piggy-Back Registration will be an underwritten offering and the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including shares of Common Stock Merger Consideration) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to Parent, and second to Stockholders requesting inclusion of their shares of Common Stock Merger Consideration in such Registration Statement on a pro rata basis based on the number of shares of Common Stock Merger Consideration each such Stockholder has requested to be included in the registration. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to Parent and the underwriter, delivered at least thirty (30) business days prior to the effective date of the registration statement. Any shares of Common Stock Merger Consideration excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Stockholder that is a partnership or corporation, the partners, retired partners and shareholders of such Stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Stockholder," and any pro rata reduction with respect to such "Stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Stockholder," as defined in this sentence.

(c)        Any Stockholder may elect to withdraw his or her request for inclusion of shares of Common Stock Merger Consideration in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the registration statement. Parent may also elect to terminate or withdraw a registration statement at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred by a Stockholder in connection with such Piggy-Back Registration as provided in this Section. Except for the obligation to pay registration expenses, Parent will have no liability to any Stockholder in connection with such termination or withdrawal.

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Section 6.17        Tax Matters.

(a)          Preparation and Filing of Tax Returns.

(i)        The Representative shall prepare, or cause to be prepared, all Tax Returns of the Seller Entities for all taxable periods ending on or prior to the Closing Date which are filed after the Closing Date. The Representative shall provide to Parent for its review copies of such Tax Returns and approval (which approval shall not be unreasonably withheld, conditioned or delayed), sufficiently in advance of the due date (giving effect to extensions) for filing such Tax Returns to provide Parent with a meaningful opportunity to review and reasonably comment on such Tax Returns; provided, that Parent's consent with respect to any federal Tax Return of the Seller Entities prepared on IRS Form 1120S and any comparable state Tax Return shall not be withheld to the extent that a position originally taken by Representative on such Tax Return is reasonable and in accordance with applicable Law. Parent shall cause the Seller Entities to effectuate timely filing of such Tax Returns.

(ii)        Parent shall prepare or cause to be prepared and file or cause to be filed any Tax Return of the Seller Entities for any Straddle Period provided that Parent shall deliver copies of such Tax Returns to the Representative for its review and approval (which approval shall not be unreasonably withheld, conditioned or delayed) sufficiently in advance of the due date (giving effect to extensions) for filing such Straddle Period Tax Returns to provide Representative with a meaningful opportunity to review and reasonably comment on such Tax Returns. All such Tax Returns shall be prepared in a manner consistent with past practice of the Seller Entities. The Seller Agreement Parties, through the Representative, shall pay to Parent the amount of any Indemnifiable Taxes reflected as due on any such Straddle Period Tax Returns at least five (5) Business Days prior to the due date thereof (except to the extent included in Estimated Closing Accrued Taxes or included in current liabilities in the Final Closing Statement).

(b)        Cooperation on Tax Matters. Parent, the Seller Entities and the Representative shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation of any Tax Return or any audit or other examination by any taxing authority or any judicial or administrative proceeding relating to Taxes relating to the Seller Entities, and Parent and Seller Entities shall retain (and provide the other party with reasonable access to) all records or information which may be relevant to such Tax Return, audit, examination or proceeding. Notwithstanding anything to the contrary contained in this Agreement, Stockholders shall be entitled to retain copies of all federal Tax Returns of the Seller Entities prepared on IRS Form 1120S and any comparable state Tax Returns related to the income or operations of the Seller Entities and information, records and documents relating to the Taxes reflected on such Tax Returns and the preparation of such Tax Returns.

(c)          Allocation of Certain Taxes.

(i)        If any of the Seller Entities is permitted but not required under applicable federal, state, local or foreign income Tax Laws to treat the Closing Date as the last day of a taxable period, then the parties shall take and cause their Affiliates to take, such steps as may be reasonably necessary to treat the Closing Date as the last day of a taxable period.

(ii)       For all purposes of this Agreement, in the case of Taxes arising in a Straddle Period, except as provided in Section 6.17(c)(iii) and Section 6.17(c)(iv), the allocation of such Taxes between the Pre-Closing Tax Period and the Post-Closing Tax Period portions of such Straddle Period shall be made on the basis of an interim closing of the books as of the end of the Closing Date.

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(iii)      For all purposes of this Agreement, in the case of any Taxes based on capitalization, debt or shares of stock authorized, issued or outstanding, or any real property, personal property or similar ad valorem taxes that are payable for a Straddle Period except as provided in Section 6.17(c)(iv), the portion of such Taxes which relates to the Pre-Closing Tax Period portion of the Straddle Period shall be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Tax Period portion of the Straddle Period and the denominator of which is the number of days in the entire Straddle Period, and the balance of such Taxes shall be allocated to the Post-Closing Tax Period; provided, however, that any such Taxes attributable to any property that was owned by the Seller Entities during the Pre-Closing Tax Period, but is not owned by the Seller Entities as of the Closing Date shall be allocated entirely to the Pre-Closing Tax Period, and any such Taxes attributable to any property that was owned by the Seller Entities during the Post-Closing Tax Period, but is not owned by the Seller Entities as of the Closing Date shall be allocated entirely to the Post-Closing Tax Period.

(iv)      Notwithstanding anything to the contrary in Section 6.17(c)(ii) or Section 6.17(c)(iii), any Taxes attributable to any transaction engaged in by Parent or the Seller Entities not in the ordinary course of business occurring on the Closing Date after the Closing shall be allocated to the Post-Closing Tax Period or portion of any Straddle Period beginning the day after the Closing Date, as applicable.

(d)         Transfer Taxes. All Transfer Taxes incurred in connection with this Agreement shall be borne equally by Parent, on the one hand, and the Stockholders, on the other hand. Parent and Representative shall cooperate in filing, when required by Law, all necessary documentation and Tax Returns with respect to such Transfer Taxes and shall share equally any resulting costs that are incurred.

(e)         Section 338(h)(10) Election.

(i)        Parent may, in its sole discretion, make an election under Section 338(h)(10) of the Code and/or any similar provision of applicable state or local tax law, with respect to the purchase and sale of common stock of ADC pursuant to the Merger under this Agreement (the "Section 338 Election") provided that Parent shall provide written notice to the Representative within one-hundred eighty (180) days following the Closing Date whether the Section 338 Election will be made. If a Section 338 Election is made by Parent, (a) Parent and the Stockholders shall join in timely making the Section 338 Election and shall join in any filings that may be necessary in order to effect the Section 338 Election (in addition to any documents provided pursuant to Section 7.2(o)), and/or any comparable state or local Tax forms and (b) the Stockholders shall, as promptly as reasonably practicable following the Closing Date, take all actions requested in writing by Parent that are reasonably necessary and appropriate to effect and preserve a timely Section 338 Election. Neither the Parent, the Seller Entities nor any affiliate shall make an election under Section 338 of the Code other than the Section 338 Election with respect to ADC. Parent shall be responsible for the preparation and timely filing of the IRS Form 8023 and any applicable state tax form to effectuate the Section 338 Election. To the extent required by Law, any income, gain, loss or deduction, or other tax item resulting from a deemed sale pursuant to the Section 338 Election shall be included in the Tax Returns of the Seller Entities for the taxable period ending on or prior to the Closing Date.

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(ii)        If the Section 338 Election is made, Parent and the Stockholders agree that the IRS Form 8883 shall be prepared based on the Allocation Schedule described in Section 6.17(e)(iii) and shall allocate the aggregate deemed sales price (within the meaning of Treasury Regulations Section 1.338-4) of the assets deemed sold, and the adjusted grossed-up basis (within the meaning of Treasury Regulations Section 1.338-5) of the assets deemed purchased, in accordance with Treasury Regulations Section 1.338-6 and the other requirements of the Code, including any adjustments thereto required under Treasury Regulations Section 1.338-7, based in each case upon the Allocation Schedule. Parent shall cause the Seller Entities and each of its Affiliates to file and the Stockholders shall file all Tax Returns in a manner consistent with the Allocation Schedule and shall not voluntarily take or permit to be taken any position inconsistent with the Allocation Schedule in any inquiry, assessment, Tax Proceeding or similar event relating to Taxes.

(iii)       In anticipation that the Section 338 Election may be made, Parent and the Stockholders agree that for purposes of reporting the effects of the Section 338 Election, the value of the assets deemed sold by "Old T" and deemed purchased by "New T" under (and as defined in) applicable Treasury Regulations under Section 338 of the Code (including the actual or deemed liabilities of ADC and other relevant items) shall be set forth in an allocation schedule attached hereto as Section 6.17 of the Disclosure Schedule, as adjusted to give effect to the adjustments to the Merger Consideration pursuant to Section 2.8 (the "Allocation Schedule"). Any subsequent adjustments to the Merger Consideration shall be made in accordance with the principles set forth in Treasury Regulations under Section 338 of the Code and the Allocation Schedule.

(f)         Refunds and Related Matters.

(i)        The Stockholders shall be entitled to receive all refunds of or amounts credited or offset against Taxes (without interest thereon other than any interest paid by the relevant Government Authority with respect to such refund, amount credited or offset) of the Seller Entities for all Pre-Closing Tax Periods except to the extent that such refunds, credits or offsets (i) are taken into account in the determination of Final Closing Statement or (ii) result from the utilization (including carry back) of any net operating losses or other Tax attributes related to any Post-Closing Tax Period. Parent shall pay or cause to be paid to the Representative, on behalf of the Stockholders, any such refund or the amount of any such credit or offset within ten (10) days after receipt or entitlement by Parent, the Seller Entities or any of their Affiliates. Upon the reasonable request of the Representative, Parent shall file, or cause the Seller Entities to file, in each case, at the sole cost and expense of the Representative, a claim for refund of any Taxes, including through the filing of amended Tax Returns or otherwise, relating to the Seller Entities (or their assets or operations) for any Pre-Closing Tax Period.

(ii)        In applying Section 6.17(f)(i), any refund of Taxes (including any interest thereon) for a Straddle Period shall be allocated between the Pre-Closing Tax Period and the Post-Closing Tax Period in accordance with the principles of Section 6.17(c).

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(iii)       Notwithstanding anything to the contrary in this Section 6.17(f), and in addition to the rights of Parent pursuant to Section 9.7, no payment shall be paid to the Stockholders pursuant to this Section 6.17(f) if, at the time such payment would otherwise be made, any Indemnity Claim asserted by any Parent Indemnified Party against the Seller Agreement Parties pursuant to Section 9.3 hereof remains outstanding and unresolved, and such payment shall only be made to the Stockholders once all such outstanding Indemnity Claims have been resolved in accordance with Section 9.3.

(iv)      Amended Tax Returns with respect to any Pre-Closing Tax Period of the Seller Entities may not be filed by the Seller Entities, Parent or any of their Affiliates without the prior written consent of the Representative (which consent shall not be unreasonably withheld, conditioned or delayed).

(g)         Tax Contests.

(i)        Notices. Parent shall promptly notify the Representative in writing upon receipt by Parent, the Seller Entities or any of their Affiliates of the initiation of any Tax audit, examination, inquiry, contest, assessment or other proceeding relating to any (A) Pre-Closing Tax Period or (B) Straddle Period for which the Stockholders could be liable pursuant to this Agreement or otherwise ("Tax Proceeding"); provided, however, that the failure to give such prompt notice shall not relieve the Stockholders of any of its indemnification obligations under Section 9.2(a), except to the extent that a Stockholder is actually prejudiced thereby. Such notice shall specify in reasonable detail the basis for such Tax Proceeding and shall include a copy of the correspondence received from the Governmental Authority.

(ii)        Pre-Closing Periods. The Representative shall have the right to control at its own expense, any Tax Proceeding in respect of the Seller Entities for any taxable period ending on or before the Closing Date, if the Representative timely, but in any event within thirty (30) days after receiving written notice of such Tax Proceeding or such shorter time as required to timely respond to such Tax Proceeding, notifies Parent in writing of its desire to control such Tax Proceeding; provided, further, that if the Representative assumes control of such Tax Proceeding, such written notice acknowledges (on behalf of the Stockholders) the assumption in full of all responsibility for any Losses arising from such Tax Proceeding, subject to the limitations set forth in Article IX. If the Representative elects to control such Tax Proceeding, (i) Parent shall have the right to participate, at its own expense, in such Tax Proceeding with separate legal counsel, (ii) the Representative shall, upon a reasonable request from Parent, provide Parent with a timely and reasonably detailed account of each stage of such Tax Proceeding (including providing copies of all documents and correspondence with any Governmental Authority related thereto), and (iii) the Representative shall not consent to the entry of any judgment or enter into any settlement with respect to such Tax Proceeding without the prior written consent of Parent, which shall not be unreasonably withheld, conditioned or delayed. If the Representative does not elect to control such Tax Proceeding, Parent, at its expense, shall control or cause the applicable Seller Entity to control such Tax Proceeding, provided that (i) the Representative shall have the right to participate, at its own expense, in such Tax Proceeding with separate legal counsel, (ii) Parent shall, upon reasonable request from the Representative from time to time, provide the Representative with a timely and reasonably detailed account of each stage of such Tax Proceeding (including providing copies of all documents and correspondence with any Governmental Authority related thereto) and (iii) neither Parent nor any Seller Entity shall consent to the entry of any judgment or enter into any settlement with respect to such Tax Proceeding without the prior written consent of the Representative, which shall not be unreasonably withheld, conditioned or delayed.

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(iii)      Straddle Periods. Parent shall control any Tax Proceeding for a Straddle Period of the Seller Entities; provided, however, (i) the Representative shall have the right, at its sole cost and expense, to participate in such Tax Proceeding if such Tax Proceeding relates to Indemnifiable Taxes or Taxes in which the Stockholders could otherwise be liable (each a "Straddle Tax Period Proceeding"), (ii) the Parent shall provide Representative with a timely and reasonably detailed account of each stage of such Straddle Period Tax Proceeding (including providing copies of all documents and correspondence with any Governmental Authority related thereto), and (iii) neither Parent nor any Seller Entity shall consent to the entry of any judgment or enter into any settlement with respect to such Straddle Period Tax Proceeding without the prior written consent of Representative, which shall not be unreasonably withheld, conditioned or delayed.

(iv)      Retention. Parent and Representative each agree (i) to retain all books and records with respect to Tax matters pertinent to the Seller Entities in their possession relating to any Pre-Closing Tax Period or Straddle Period until the expiration of the statute of limitations (and any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, to allow the other Party to take possession of such books and records.

Section 6.18       Notification of Certain Changes.

(a)        During the period from the date hereof to the Closing, the Sellers shall give prompt notice to Parent, and Parent shall give prompt notice to the Sellers, of (i) the occurrence or nonoccurrence of any event which would cause any representation or warranty of any of the Seller Entities, or Parent or Merger Sub, as applicable, in this Agreement to be untrue or inaccurate in any material respect as of the Closing Date and (ii) any material failure by the Seller Entities, or Parent or Merger Sub, as applicable, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by them hereunder; provided, that the delivery of any notice pursuant to this Section 6.18 shall not limit or otherwise affect the remedies available hereunder to the Party to which such notice is given.

(b)        From the date of this Agreement until the Closing Date, the Sellers may deliver to Parent supplements or amendments to the Disclosure Schedule with respect to any matter hereafter arising or of which any Seller Entity becomes aware after the date of this Agreement that would have been required to be set forth or described in the Disclosure Schedule or which otherwise would have caused any representation are warranty in Article IV to have been incorrect if such matter had occurred or existed on the date of this Agreement (each a "Disclosure Supplement"). Subject to terms and conditions of this Section 6.18, no such notice shall be deemed to cure any breach or have any effect for the purpose of determining the inaccuracy of the Sellers' or the Company's representations and warranties for purposes of Article VII, Article IX or otherwise or Parent's rights or remedies with respect to any such inaccuracy, regardless of whether the Closing occurs. Notwithstanding the foregoing, if the Sellers notify Parent in writing at the time of the delivery of any Disclosure Supplement that an event, development or occurrence which is the subject of the Disclosure Supplement, and which first arose after the date of this Agreement, constitutes or relates to an event, development or occurrence that would make the condition to close set forth in Section 7.2(a) and Section 7.2(p) incapable of being satisfied, then Parent shall have the right, in its sole discretion to terminate this Agreement. If Parent elects to terminate this Agreement, then Parent and Merger Sub shall be deemed to have irrevocably waived any right to: (a) indemnification under Section 9.2(a) with respect to such event, development or occurrence and (b) bring any claim for any Losses with respect to such matter. In the event the Sellers provide a notice set forth in this Section 6.18 along with an updated Disclosure Schedule, the Sellers shall also promptly provide any additional information relating thereto as Parent may reasonably request.

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Section 6.19       Transfer of Interests. The Seller Agreement Parties shall cause all of the issued and outstanding equity interests in PTFS to be transferred to ADC so that ADC shall own 100% of the issued and outstanding interests in PTFS prior to closing pursuant to an agreement in a form reasonably acceptable to Parent.

Article VII

CONDITIONS TO CLOSING AND THE MERGER

Section 7.1         Mutual Conditions. The respective obligations of each party to this Agreement to consummate and effect Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

(a)        No Injunction. At the Effective Time, there shall not have been issued and be in effect any Law that makes the consummation of the Merger illegal.

(b)        Parent Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

(c)        Parent Common Stock. Holders of less than 87.5% of the shares of Parent Common Stock issued in Parent's initial public offering of securities and outstanding immediately before the Closing shall have exercised their rights to redeem their shares in exchange for a pro rata share of the Trust Account in accordance with Parent's restated certificate of incorporation as currently in effect.

Section 7.2        Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived, in whole or in part, by Parent and Merger Sub to the extent permitted by applicable Law:

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(a)        Representations and Warranties. Other than with respect to the Seller Fundamental Representations and Section 4.6(b), the representations and warranties of the Seller Agreement Parties contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and (except as permitted or contemplated by this Agreement) as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Business Material Adverse Effect, the representations and warranties set forth in Section 4.6(b) shall be true and correct in all respects as of the date of this Agreement and on the Closing Date and the Seller Fundamental Representations shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and (except as permitted or contemplated by this Agreement) as of the Closing Date immediately prior to giving effect to the Closing (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date).

(b)        Agreements and Covenants. Each of the Seller Agreement Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)        Officer's Certificate. Each of the Seller Agreement Parties shall have delivered a certificate, dated as of the Closing Date and signed by an authorized representative of such Seller Agreement Party, that each of the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d)        Secretary's Certificate. The Seller Agreement Parties shall have delivered to Parent and Merger Sub:

(i)        the articles or certificate of incorporation of each Seller Entity, certified by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of organization or incorporation, as applicable; and

(ii)       (A) copies of the resolutions of the board of directors or other governing body and of the shareholders of each Seller Entity authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the bylaws of each Seller Entity; and (C) the names of the officer or officers of each Seller authorized to execute this Agreement and any and all other documents, agreements and instruments contemplated herein or therein, all certified by any authorized representative of Sellers to be true, correct, complete and in full force and effect as of the Closing Date.

(e)        Certain Consents. The Seller Agreement Parties shall have obtained the consents, authorizations or approvals listed on Section 7.2(e) of the Disclosure Schedule in connection with the execution and delivery of this Agreement and the consummation of the Closing hereunder, in each case in substance and form reasonably satisfactory to Parent, and no such consents, authorizations or approvals shall have been revoked.

(f)         Required Cash. Sellers shall have available the Required Cash and Parent and the Merger Sub shall have received a certificate to such effect from Sellers signed by an authorized representative of Sellers.

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(g)        FIRPTA. Each Stockholder shall have delivered to Parent a duly and properly executed certification of non-foreign status, in form and substance consistent with Treasury Regulations Section 1.1445-2(b), stating that Seller is not a "Foreign Person" as defined in Section 1445 of the Code.

(h)        Waiver and Release. Parent and Merger Sub shall have received a waiver and release of any and all claims against the Surviving Entity from the Seller Agreement Parties in substantially the form set forth on Exhibit C attached hereto.

(i)         Payoff Letters. Sellers shall have delivered to Parent the Payoff Letters pursuant to Section 6.17.

(j)         Receipt of Financing. Parent or Merger Sub shall have received the Financing.

(k)        Other Transactions. The transaction contemplated by that certain Agreement and Plan of Merger by and between Parent, JP Merger Sub, LLC, JetPay, LLC, WLES, L.P. and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt, dated as of July 6, 2012 and that certain Agreement and Plan of Merger by and between Parent, Enzo Merger Sub, Inc, Francis David Corporation d/b/a Electronic Merchant Systems, the stockholders listed on Annex A thereto and James Weiland, as Representative, dated as of July 6, 2012, shall have been consummated at or prior to the Closing.

(l)         Stock Purchase Agreement. ADC shall have delivered to Parent a duly executed copy of the Stock Purchase Agreement.

(m)       Transfer of Interests. All of the issued and outstanding equity interests in PTFS shall have been transferred to ADC and ADC shall own 100% of the issued and outstanding interests in PTFS.

(n)        Qualified Subchapter S Subsidiary Election. ADC shall have delivered to Parent a copy of the election made with respect to PTFS to treat PTFS as a "qualified subchapter S subsidiary" (within the meaning of Section 1361(b)(3)(B)) of ADC and documentation reasonably acceptable to Parent evidencing that such election was timely filed.

(o)        Section 338 Election. Parent and Merger Sub shall have received original IRS Forms 8023 (and comparable state or local Tax forms requested by Parent which are applicable to the Section 338 Election) properly signed and executed by the Stockholders.

(p)        Material Adverse Effect. No Business Material Adverse Effect shall have occurred since the date of this Agreement.

Section 7.3         Conditions to the Obligations of the Seller Agreement Parties. The obligations of the Seller Agreement Parties to consummate Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by the Seller Agreement Parties to the extent permitted by applicable Law:

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(a)          Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement, the Disclosure Schedule or any certificates delivered in connection with this Agreement shall be true and correct in all respects (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect) as of the date of this Agreement and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date in the manner set forth above), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect.

(b)          Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)          Officer's Certificate. Parent and Merger Sub shall have delivered a certificate, dated as of the Closing Date and signed by an authorized officer of each of Parent and Merger Sub, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d)          Secretary's Certificate. Parent and Merger Sub shall have delivered to the Stockholders:

(i)        the certificate of incorporation of Parent and the certificate of incorporation of Merger Sub, in each case certified by the Secretary of State of the State of Delaware; and

(ii)       (A) copies of the resolutions of the boards of directors of Parent and the board of directors of Merger Sub, in each case authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby; (B) the bylaws of Parent and Merger Sub; and (C) the names of the officer or officers of Parent and Merger Sub authorized to execute this Agreement and all documents, agreements and instruments contemplated herein, all certified by an authorized representative of Parent and Merger Sub to be true, correct, complete and in full force and effect as of the Closing Date.

(e)           SEC Compliance. Immediately prior to Closing, Parent shall be in compliance in all material respects with the reporting requirements applicable to it under the Exchange Act.

Article VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1            Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)           by mutual written consent of Parent and Sellers;

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(b)        by either Parent or Sellers, if the Closing has not occurred on or before December 15, 2012 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)        by either Parent or Sellers, if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated hereby;

(d)        by either Parent or Sellers, if, at the Parent Stockholders' Meeting (including any adjournments thereof), this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock as required under Parent's restated certificate of incorporation, or the holders of 87.5% or more of the number of shares of Parent Common Stock issued in Parent's initial public offering and outstanding as of the date of the record date of the Parent Stockholders' Meeting exercise their rights to redeem their shares of Parent Common Stock held by them in exchange for cash in accordance with Parent's restated certificate of incorporation;

(e)        by Parent, if neither it nor Merger Sub is in material breach of their obligations under this Agreement and if (i) at any time any of the representations and warranties of the Seller Agreement Parties contained herein become untrue or inaccurate such that Section 7.2(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)); or (ii) there has been a breach on the part of any Seller Agreement Party of any of their covenants or agreements contained in this Agreement such that Section 7.2(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(e)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Sellers, if curable; or

(f)        by Sellers, if neither any Seller nor any of the other Seller Agreement Parties is in material breach of its obligations under this Agreement and if (i) at any time any of the representations and warranties of Parent and Merger Sub contained herein become untrue or inaccurate such that Section 7.3(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)); or (ii) there has been a breach on the part of Parent and Merger Sub of any of their covenants or agreements contained in this Agreement such that Section 7.3(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(f)), and, in both cases (i) and (ii), such breach has not been cured within 30 days after written notice thereof to Parent, if curable.

Section 8.2        Manner of Exercise. In the event of termination by Parent or Sellers, or both, in accordance with Section 8.1, written notice thereof shall forthwith be given to the other party by the terminating party and this Agreement shall terminate.

Section 8.3        Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement will terminate and become void and of no force and effect, except that (i) the obligations in this Article VIII, the last two sentences of Section 6.1, the last sentence of Section 6.8(d), Section 6.10, Article IX and Article X will survive termination of this Agreement and (i) nothing herein shall relieve any party from liability for any willful breach of this Agreement.

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Section 8.4           Waiver. At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Article IX

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

Section 9.1            Survival; Knowledge of Breach.

(a)           The representations and warranties of Seller Agreement Parties contained in this Agreement or in any certificate delivered by them pursuant hereto and the representations and warranties of Parent and the Merger Sub contained in this Agreement or in any certificate delivered by them pursuant hereto shall survive the Closing until the date that is the 18 month anniversary of the Closing Date, except for:

(i)        the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.2 (Authorization), Section 4.4 (Capitalization), Section 4.7 (Title) and Section 4.22 (Brokers) (collectively, the "Seller Fundamental Representations") and in Section 5.2 (Authorization) and Section 5.7 (Capitalization), which shall survive indefinitely; and

(ii)        the representations and warranties set forth in Section 4.15 (Environmental Matters), Section 4.16 (Employee Benefit Matters), Section 4.17 (Taxes) and Section 4.29 (Proxy Statement), which shall survive until the date that is 60 days after the expiration of the applicable statute of limitations;

provided, however, that (x) any obligations under Section 9.2(a) and Section 9.2(b) shall not terminate with respect to any Losses as to which the Indemnified Party shall have given notice in accordance with Section 9.3 to the Indemnifying Party before the termination of the survival period set forth above, (y) the covenants and agreements contained in this Agreement to be fully performed or complied with at or prior to the Closing shall expire on the 18 month anniversary of the Closing Date and (z) each covenant and agreement contained in this Agreement to be performed or complied with after the Closing shall survive indefinitely.

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(b)        The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any representation, or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements.

Section 9.2         Indemnification.

(a)        Subject to the other limitations set forth in this Article IX, the Seller Agreement Parties agree to indemnify and hold harmless Parent, the Surviving Entity, their respective Affiliates, successors and assigns and each of their officers, directors, employees, representatives and agents (collectively, the "Parent Indemnified Parties") without duplication against and in respect of any and all Losses of the Parent Indemnified Parties, to the extent resulting or arising from:

(i)        any breach of the representations and warranties of the Seller Agreement Parties set forth in this Agreement or any certificate delivered by them hereunder;

(ii)       any breach or non-fulfillment of, or failure to comply with, any covenant or agreement of the Seller Agreement Parties set forth in this Agreement; or

(iii)      any Indemnifiable Taxes;

provided, however, notwithstanding anything in this Agreement to the contrary, none of the Seller Agreement Parties shall be liable for, or shall be required to indemnify any Parent Indemnified Parties for or pay for (A) Transfer Taxes other than Transfer Taxes for which Stockholders are liable for pursuant to Section 6.17(d) ("Parent Taxes"), (B) Taxes if, and to the extent, such Taxes are part of Accrued Taxes, or (C) Taxes of the Seller Entities that arise as a result of the Share Exchange or from the election made pursuant to section 7.2(n); provided that any Taxes resulting from the Share Exchange or the election made pursuant to section 7.2(n) shall remain Indemnifiable Taxes if incurred due to a breach of any representation or warranty of the Seller Agreement Parties.

(b)           Subject to the other limitations set forth in this Article IX, Parent and the Surviving Entity agree to indemnify and hold harmless the Seller Agreement Parties, their respective Affiliates, successors, assigns, heirs and personal representatives and each of their officers, directors, employees, representatives and agents (collectively, the "Seller Indemnified Parties") without duplication against and in respect of any and all Losses of Seller Indemnified Parties to the extent resulting or arising from:

(i)        any breach of the representations and warranties of Parent and Merger Sub set forth in this Agreement or any certificate delivered by them hereunder;

(ii)       any breach or nonfulfillment of, or failure to comply with, any covenant or agreement of Parent or Merger Sub set forth in this Agreement; or

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(iii)      any and all (a) Taxes attributable to any Post-Closing Tax Period of the Surviving Entities or (b) Parent Taxes.

(c)           To the extent permitted by Law, any payment pursuant to this Article IX shall be treated as an adjustment to the Merger Consideration.

Section 9.3            Method of Asserting Claims, etc.

(a)           All claims for indemnification by any Indemnified Party hereunder shall be asserted and resolved as set forth in this Section 9.3. An Indemnified Party entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by, or an action, proceeding or investigation instituted by, any Person (whether or not a party to this Agreement) (an "Indemnity Claim"), must notify the Indemnifying Party in writing, and in reasonable detail, of the Indemnity Claim as promptly as practicable after such Indemnified Party learns of the Indemnity Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder unless the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such written notice (the "Claim Notice") shall to the extent reasonably possible, set forth the amount or the estimated amount thereof (which estimate shall not be conclusive of the final amount of such claim and demand) along with copies of all written evidence thereof.

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(b)           If an Indemnity Claim is made against an Indemnified Party by a third party (a "Third Party Claim"), such Indemnified Party shall promptly, but in no event more than 30 days following such Indemnified Party's receipt of such Third Party Claim, deliver a Claim Notice to the Indemnifying Party with respect thereto; provided, however, that failure to provide such notice within the time period required shall not affect the Indemnified Party's right to indemnification hereunder except to the extent that the Indemnifying Party was actually prejudiced as a result of such failure. The Indemnifying Party shall have ten (10) days from the date of personal delivery or mailing of the Claim Notice (the "Notice Period") to notify the Indemnified Party in writing whether or not it shall defend the Indemnified Party against such Third Party Claim; provided that if the Indemnifying Party assumes such defense, such written notice shall include the assumption in full of all responsibility for any Losses arising from such Third Party Claim, subject to the limitations set forth in this Article IX. Notwithstanding the foregoing, without the prior written consent of the Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of any Third Party Claim described in a Claim Notice that (i) seeks an injunction or other equitable relief as a primary remedy, (ii) relates to or arises in connection with any criminal or quasi-criminal allegation, proceeding, action, indictment or investigation, (iii) in the reasonable judgment of the Indemnified Party, is likely to result in aggregate liability that will exceed the then remaining amount of the Cap or (iv) primarily relates to a claim or demand of, or a dispute with, a material customer of Seller. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to assume the defense of a Third Party Claim, except as herein provided, the Indemnifying Party shall have the right to do so by appropriate proceedings. If the Indemnifying Party has the right to and elects to assume the defense of a Third Party Claim, the Indemnifying Party shall select counsel, contractors and consultants of recognized standing and competence; and shall diligently pursue the resolution of such Third Party Claim. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense; provided, however, that the Indemnifying Party shall pay all reasonable fees, costs and expenses of one outside counsel (in addition to local counsel) in connection with such participation (i) if it requests the Indemnified Party to participate or (ii) if in the opinion of outside counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make joint representation of the Indemnifying Party and the Indemnified Party impermissible under applicable standards of professional conduct. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, all of the parties hereto shall reasonably cooperate in the defense or prosecution thereof. Subject to attorney-client privilege, such cooperation shall include the retention and (upon the Indemnifying Party's reasonable request) the provision to the Indemnifying Party of records and information which are relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that any out-of-pocket cost incurred by the Indemnified Party in connection with such cooperation shall be at the Indemnifying Party's expense. If the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise a Third Party Claim with the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld or delayed); provided, however, that the Indemnifying Party may settle or compromise such a Third Party Claim without the prior written consent of the Indemnified Party if such settlement or compromise (x) provides solely for the payment of money by the Indemnifying Party and includes a complete and unconditional release of the Indemnified Party from all liability in respect of such Third Party Claim and (y) does not subject the Indemnified Party to any injunctive relief or other equitable remedy. If the Indemnifying Party does not defend the Indemnified Party against a Third Party Claim for which the Indemnifying Party has an indemnification obligation hereunder, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party shall have the right to defend and settle such Third Party Claim; provided that the amount of any such Third Party Claim, or, if the same be contested by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful, shall be the liability of the Indemnifying Party hereunder, subject to the limitations set forth in this Article IX, provided that whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not settle or compromise any Third Party Claim, or consent to the entry of any judgment, without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(c)           If, and to the extent, that the provisions of Section 6.17(g) are inconsistent with this Section 9.3 as to any Tax Proceeding, Section 6.17(g) shall control.

Section 9.4            Mitigation. Each of the parties agrees to take all reasonable steps to mitigate their respective Losses upon and after becoming aware of any event or condition that would reasonably be expected to give rise to any Loss that is indemnifiable hereunder.

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Section 9.5         Limitations on Indemnification.

(a)        Except with respect to breaches of the Seller Fundamental Representations and of the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employment Benefit Matters), Section 4.17 (Taxes) and in Section 4.28 (Proxy Statement), the Stockholders shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) or for Losses under Section 9.2(a)(ii) that are based upon or arise out of the covenants and agreements of Section 6.18 (x) until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $100,000 (the "Threshold Amount"), in which event the Parent Indemnified Parties shall be entitled to indemnification for Losses sustained by such Parent Indemnified Parties in excess of the Threshold Amount and (y) if the aggregate Losses of the Parent Indemnified Parties with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceed $2,160,000 (the "Cap").

(b)        Notwithstanding anything in this Agreement to the contrary, except with respect to Losses resulting or arising from (i) Indemnifiable Taxes, (ii) breaches of the Seller Fundamental Representations or the representations and warranties in Section 4.17 (Taxes) and (iii) fraud or intentional misrepresentation, the aggregate liability of the Seller Agreement Parties for Losses under Section 9.2(a) shall not in any event exceed the sum of (i) the Cash Merger Consideration and (ii) the aggregate amount of all payments made to the Stockholders pursuant to Section 6.17(f) hereof.

(c)        For purposes of this Article IX, except with respect to the representations and warranties set forth in Section 4.6(b), the determination of (i) whether there has been a breach of a representation or warranty and (ii) Losses resulting or arising from such breach shall be made without regard to any materiality qualification (including any reference to Business Material Adverse Effect or material adverse effect).

(d)        No right of indemnification hereunder shall be limited by reason of any investigation or audit conducted before or after the Closing or the knowledge of any party of any breach of a representation, warranty or covenant by the other parties at any time. The Indemnified Parties shall have the right, irrespective of any knowledge or investigations to rely fully on the representations warranties and covenants of the Parent and Merger Sub and the Seller Agreement Parties, as applicable, contained herein.

(e)        The obligations of Parent and Merger Sub (if the Closing shall not be consummated) and of Parent and the Surviving Entity (if the Closing shall be consummated) shall be joint and several. The obligations of the Seller Agreement Parties, if the Closing shall not be consummated, shall be joint and several, and the obligations of the Stockholders, if the Closing shall be consummated, shall be joint and several, provided, however, that, whether or not the Closing shall be consummated, the liability of Joel E. Serfass, his heirs and personal representatives shall be limited to fifteen percent (15%) of the aggregate liability of all Stockholders hereunder, and the liability of all of the other Stockholders shall be limited to eighty-five percent (85%) of the aggregate liability of all Stockholders hereunder. The foregoing proviso shall not apply to the Stockholders' liability in respect of post-Closing adjustments under Section 2.8 of this Agreement. In the event that, prior to the Closing, Parent shall have received written notice from PTFS that the shares of capital stock in PTFS owned by Joel E. Serfass shall have been transferred pursuant to the Stock Purchase Agreements to one or more other Stockholders, then Joel E. Serfass shall be released as a party to this Agreement and relieved of any and all obligations hereunder, and the liability of all remaining Stockholders shall be increased from 85% to 100%. Without limiting the foregoing, if the immediately preceding sentence shall apply, Joel E. Serfass shall not be deemed to have made any representation or warranty hereunder and shall be excluded from any obligation under Article IX hereof.

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Section 9.6        Losses Net of Insurance, etc.     Payments for any Loss for which indemnification is provided shall be net of (i) any amounts actually recovered by the Indemnified Party (which shall include a party receiving payment) pursuant to any indemnification or other agreement with any third party, (ii) any insurance proceeds or other cash receipts or sources of reimbursement actually received as an offset against such Loss or any Tax benefit actually realized with respect to such Loss (net of any costs incurred to recover such amounts, proceeds, receipts or benefit and any increases in insurance premiums payable by the Indemnified Party attributable to such Loss). The Indemnified Party shall be required to use commercially reasonable efforts to obtain all amounts described in clauses (i) and (ii) of this Section 9.6. In the event any Parent Indemnified Party receives any payment from or for the account of the Stockholders or any of them (including without limitation by setoff against amounts owing to Stockholders) with respect to any Loss pursuant to Section 9.2, and thereafter Parent or a Parent Indemnified Party receives payment of amounts described in clauses (i) and (ii) of this Section 9.6 from any insurer or other third party in respect of such Loss, Parent shall, and shall cause such Parent Indemnified Parties to, pay such amount (up to the amount received from or for the account of Stockholders or by setoff in respect of such Loss, net of any costs and expenses incurred in connection with such recovery) to the Representative for distribution among the applicable Stockholders. Parent shall provide or cause the Surviving Entity to provide to the Representative such insurance policies in its possession or control as the Representative may request solely for the purpose of determining if the parties obligations under this Section 9.6 have been satisfied; provided that such material shall be treated by the Representative (and the Representative shall cause its representatives to treat such materials) as confidential and the Representative shall not disclose (and shall cause its representatives not to disclose) such materials to any other party except as required by applicable law or court order, and except as necessary or appropriate to perfect claims regarding insurance coverage or other third parties against Parent, the Surviving Entity, any such insurer or third party.

Section 9.7        Right of Set-Off. Each Seller Agreement Party hereby authorizes Parent to set-off from the payment of any amount that may become due to the Seller Agreement Parties hereunder (including, without limitation, any payment of Deferred Merger Consideration, any payments under Section 2.8, Section 2.9 and Section 6.17(f) and any payment to any Seller Indemnified Party under Section 9.2(b)). Such right of set-off shall not be Parent's exclusive remedy hereunder, and nothing herein shall preclude the assertion by Parent of any other rights or remedies provided for in this Agreement.

Section 9.8        Sole Remedy. The parties hereto acknowledge and agree that after the Closing, the indemnities provided in Section 9.2 shall be the sole and exclusive remedy of the parties at law or in equity for any breach of representation, warranty, covenant or agreement or other claim arising out of this Agreement, provided that nothing contained herein shall limit any party's remedies in respect of any fraud or intentional misrepresentation or omission by any other party.

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Article X

MISCELLANEOUS

Section 10.1        Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or email to the extent email is listed below, or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile upon electronic confirmation of receipt, or if mailed by overnight courier service guaranteeing next day delivery, one Business Day after mailing, or if mailed in any other way, then upon receipt, to the parties at the following addresses (or at such other address for a party as is specified by like notice):

If to Parent or Merger Sub, to:

c/o Universal Business Payment Solutions Acquisition Corporation

Radnor Financial Center

Suite F-200

Radnor, PA 19087

Attention: Chief Executive Officer

Email: (877)-861-8488

with a copy (which shall not constitute notice) to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Facsimile: (215) 994-2222

If to Sellers, to:

AD Computer Corporation

3939 West Drive

Center Valley, PA 18034

Attention: C. Nicholas Antich

Email: nick.antich@adcomputer.com

and to:

Payroll Tax Filing Services, Inc.

3939 West Drive

Center Valley, PA 18034

Attention: Joel E. Serfass

Email: jesdls1040@aol.com

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with a copy (which shall not constitute notice) to:

Cozen O'Connor

1900 Market Street

Philadelphia, PA 19103

Attention: John J. Cunningham, III

Facsimile: (215) 665-2013

If to the Representative, to:

C. Nicholas Antich

2165 Spyglass Hill

Center Valley, PA 18034

with a copy (which shall not constitute notice) to:

Cozen O'Connor

1900 Market Street

Philadelphia, PA 19103

Attention : John J. Cunningham, III

Facsimile : (215) 665-2013

Section 10.2        Exhibits and Schedules. All exhibits and schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed in all other sections of the Disclosure Schedule where it is reasonably apparent on its face that the matters so disclosed are applicable to such other sections. Disclosure of any item in a section of the Disclosure Schedule shall not be deemed an admission that such item represents a material item, fact, exception of fact, event or circumstance or that occurrence or non-occurrence of any change or effect related to such item would result in a Business Material Adverse Effect or a material adverse effect on the ability of any party to consummate any of the transactions contemplated hereby.

Section 10.3        Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a Business Day.

Section 10.4        Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, except as otherwise provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein; provided, however, that, if the Closing is consummated, all accountants fees and expenses incurred by any party hereto in connection with the preparation, filing, amendment and distribution of the Proxy Statement shall be paid by Parent. Any transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges payable to any Governmental Authority (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be paid, or caused to be paid, by the Surviving Entity and shall not be deducted in calculating the Estimated Net Cash Amount or Estimated Net Working Capital. All necessary Tax Returns and other documentation with respect to all such Transfer Taxes, fees and charges shall be filed by the party required by Law to file them.

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Section 10.5        Governing Law. This Agreement and the rights and duties of the parties hereto hereunder will be governed by and construed in accordance with the Laws of the Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the Laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania or, if such court does not have jurisdiction, the Pennsylvania state courts located in Philadelphia, Pennsylvania, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all claims in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, or with respect to any such action or proceeding, will be heard and determined in such a Pennsylvania federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive, except solely to the extent that all such courts lawfully decline to exercise such jurisdiction. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that it is not subject to such jurisdiction. Each party hereby waives, and agrees not to assert, to the maximum extent permitted by Law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 10.1 or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

Section 10.6        Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Section 10.7        Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.

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Section 10.8        Titles and Headings. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

Section 10.9        Entire Agreement. Except as otherwise contemplated herein, this Agreement and the Ancillary Agreements constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof (other than the Confidentiality Agreement). The parties acknowledge that each of the parties hereto participated in the drafting of this Agreement and the Ancillary Agreements and agree that any rule of Law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement or the Ancillary Agreements against the party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties, covenants and indemnification provisions hereof) and the terms of any other documents (excluding amendments effectuated under Section 10.14) delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the parties acknowledge and agree that the terms of this Agreement (as so amended) shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the parties and their respective officers, directors, employees, stockholders and Affiliates with respect to the subject matter of such conflict or inconsistency.

Section 10.10        Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by Law.

Section 10.11        Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 10.5, in addition to any other remedy to which they are entitled at Law or in equity.

Section 10.12        Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

Section 10.13        Failure or Indulgence not Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or any other right. Except as provided in Section 9.6, All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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Section 10.14        Amendments. This Agreement may be amended, at any time prior to the Effective Time, by action taken by Parent and Sellers, and after the Closing by the Representative, Parent and the Surviving Entity. This Agreement (including the provisions of this Section 10.14) may not be amended or modified except by an instrument in writing signed on behalf of all of the parties required pursuant to the preceding sentence.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed as of the day and year first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	Chief Executive Officer

ADC MERGER SUB, INC.

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	CEO and Secretary

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PAYROLL TAX FILING SERVICES, INC.			AD COMPUTER CORPORATION

By:	/s/ C. Nicholas Antich	By:	/s/ C. Nicholas Antich
	Name: C. Nicholas Antich		Name: C. Nicholas Antich
	Title: President		Title: President

STOCKHOLDERS:

CAROL AND C. NICHOLAS ANTICH, AS JOINT TENANTS

/s/ Carol A. Antich
CAROL ANTICH

/s C. Nicholas Antich
C. NICHOLAS ANTICH

/s/ C. Nicholas Antich
C. NICHOLAS ANTICH

/s/ Eric Antich
ERIC ANTICH

/s/ Lynn McCausland
LYNN MCCAUSLAND

/s/ Joel E. Serfass
JOEL E. SERFASS

B N MCCAUSLAND TRUST

		By:	/s/ C. Nicholas Antich
C. Nicholas Antich, Trustee

/s/ Carol A. Antich
Carol A. Antich, Trustee

[Signature Page to ADC Merger Agreement]

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REPRESENTATIVE:

/s/ C. Nicholas Antich
C. NICHOLAS ANTICH

[Signature Page to ADC Merger Agreement]

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Execution Copy

ANNEX A

Name of Stockholder	Percentage of Merger Consideration
C. Nicholas Antich and Carol A. Antich, Joint Tenants	40.448%
C. Nicholas Antich	12.941%
Carol A. Antich	12.943%
Eric Antich	9.334%
Lynn McCausland	6.782%
B.N. McCausland Trust	2.552%
Joel E. Serfass	15.000%
Total	100.000%

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AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is entered into between Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“Parent”), and AD Computer Corporation, a Pennsylvania corporation (“ADC”) and Payroll Tax Filing Services, Inc., a Pennsylvania corporation (“PTFS” and collectively with ADC, “Sellers”), effective as of August 9, 2012.

RECITALS

WHEREAS, Parent and Sellers are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 6, 2012, by and among Parent, ADC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Sellers, Carol and C. Nicholas Antich as joint tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust and Joel E. Serfass, and C. Nicholas Antich as representative of the stockholders.

WHEREAS, in accordance with Section 10.14, the parties wish to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1.         Amendments.

i.        Section 9.5(a) of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

Section 9.5         Limitations on Indemnification.

(a)        Except with respect to breaches of the Seller Fundamental Representations and of the representations and warranties in Section 4.15 (Environmental Matters), Section 4.16 (Employment Benefit Matters), Section 4.17 (Taxes) and in Section 4.28 (Proxy Statement), the Stockholders shall not be required to indemnify or hold harmless the Parent Indemnified Parties for Losses under Section 9.2(a)(i) or for Losses under Section 9.2(a)(ii) that are based upon or arise out of the covenants and agreements of Section 6.18 until the aggregate amount of all such Losses with respect to which a Claim Notice was delivered in accordance with Section 9.3 exceeds $100,000 (the "Threshold Amount"), in which event the Parent Indemnified Parties shall be entitled to indemnification for Losses sustained by such Parent Indemnified Parties in excess of the Threshold Amount; provided, however, that the maximum amount of aggregate Losses for which the Parent Indemnified Parties will be entitled to recover pursuant to Section 9.2(a)(i) or for Losses under Section 9.2(a)(ii) that are based upon or arise out of the covenants and agreements of Section 6.18 is $2,160,000 (the "Cap").

ii.        Section 10.6 of the Merger Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

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Section 10.6 Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void; provided, however, that upon and after the Closing, Parent and/or the Surviving Entity may assign any or all of their respective rights and interests hereunder to its lenders as collateral security or to any party that is acquiring Parent and/or Surviving Entity in a change of control transaction, whether by merger, stock sale or sale of all or substantially all the assets of Parent and/or Surviving Entity. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parent Indemnified Parties, the Seller Indemnified Parties, the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

2.        Recitals, Definitions. The recitals are incorporated herein by reference. Any capitalized term not defined herein shall have the meaning ascribed to such term in the Merger Agreement.

3.        Ratification. In all respects not inconsistent herewith, the parties hereto ratify, affirm, and republish the Merger Agreement.

4.        Conflict with the Merger Agreement. Except as set forth herein, all other provisions of the Merger Agreement shall remain in full force and effect. To the extent any provision of this Amendment is inconsistent with the Merger Agreement, this Amendment will govern and control.

5.        Binding Effect. Except as otherwise provided in this Amendment to the contrary, this Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.        Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

7.        Counterparts. This Amendment may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or portable document format shall be effective as delivery of a manually executed counterpart to this Amendment.

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Execution Copy

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have signed this Amendment as of the date first written above.

Universal business payment solutions acquisition corporation

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	Chief Executive Officer

AD Computer corporation

By:	/s/ C. Nicholas Antich
Name:	C. Nicholas Antich
Title:	President

Payroll tax filing services, inc.

By:	/s/ C. Nicholas Antich
Name:	C. Nicholas Antich
Title:	President

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Annex D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

I, the undersigned, being the Chief Executive Officer of UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certify as follows:

1.	The name of the Corporation is “Universal Business Payment Solutions Acquisition Corporation” which is the name under which the Corporation was incorporated.

2.	The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on November 12, 2010, and the Corporation’s Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on May 11, 2011.

3.	This Amended and Restated Certificate of Incorporation restates, integrates and amends the original Certificate of Incorporation, as previously restated.

4.	This Amended and Restated Certificate of Incorporation was duly adopted at a meeting of the board of directors of the Corporation and at a special meeting of stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5.	The Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

ARTICLE I - NAME

The name of the corporation is Universal Business Payment Solutions Acquisition Corporation (the “Corporation”).

ARTICLE II - REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the state of Delaware is to be located at c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at that address is The Corporation Trust Company.

ARTICLE III - PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may be amended from time to time (the “DGCL”).

D-1

ARTICLE IV - CAPITALIZATION

(a)          Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and One Million (101,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and One Million (1,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).

(b)          Preferred Stock. Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. The holders of the Preferred Stock shall, in respect of such shares, have no voting rights except as set forth in the applicable certificate of designation as filed with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the DGCL.

(c)          Common Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

(i)          Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL. There shall be no cumulative voting.

(ii)         Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

(iii)        Preemptive Rights. The holders of Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(iv)         Liquidation Rights. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock. A merger or consolidation of the Corporation with or into any other corporation or other entity or a sale or conveyance of all or any part of the assets of the Corporation, in any such case which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders, shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Article IV(c)(iv).

(d)          No Class Vote On Changes In Authorized Number of Shares Of Preferred Stock and Common Stock . Subject to the special rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation, any certificate of designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)          Uncertificated Shares. Nothing in this Certificate of Incorporation limits or will be interpreted to limit the power of the Board of Directors under the DGCL to provide that some or all of any or all classes or series of capital stock of the Corporation shall be uncertificated.

ARTICLE V - BOARD OF DIRECTORS

(a)          Number. The number of directors on the Board of Directors shall be fixed from time to time by resolution of the Board of Directors and the number so fixed shall comprise the entire Board of Directors.

(b)          Classified Board of Directors. The directors shall be divided into three classes, which shall be nearly equal in number as possible: Class A, Class B and Class C. The directors in Class A shall be elected for a term expiring at the first annual meeting of the stockholders. The directors in Class B shall be elected for a term expiring at the second annual meeting of the stockholders. The directors in Class C shall be elected for a term expiring at the third annual meeting of the stockholders. At each annual meeting of the stockholders following the initial classification of the directors, the respective successors of each class shall serve a term of three (3) years. Each director shall hold office until the next annual meeting of stockholders at which his or her class stands for election or until such director’s earlier resignation, removal from office, death or incapacity.

(c)          Vacancies. Vacancies (including, but not limited to, those resulting from death, resignation, retirement, disqualification, removal from office or other cause) and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of holders of at least a majority of the voting power of the Voting Stock, voting together as single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

ARTICLE VI - LIMITATION OF DIRECTOR LIABILITY

To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If the DGCL is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII - MEETINGS OF STOCKHOLDERS

(a)          No Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation pursuant to this Certificate of Incorporation or under applicable law may be effected only with a vote at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by consent in writing.

(b)          Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

(c)          Election of Directors by Written Ballot. Election of directors need not be by written ballot.

ARTICLE VIII - AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS

(a)          Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto, to make, alter, amend or repeal the bylaws, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the voting stock, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

(b)          Amendments to the Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article X and Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE IX - EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensible parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X - INDEMNIFICATION

(a)          Indemnification. The Corporation shall promptly indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of an amendment of the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or witness or is otherwise involved in any threatened, pending or completed investigation, action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the Corporation (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director or the like, officer or the like, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise or association (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred or suffered by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee (i) was authorized by the Board of Directors of the Corporation, (ii) relates to counterclaims or affirmative defenses asserted by a person seeking indemnification in an action brought against such person, (iii) relates to any proceeding brought by a person seeking indemnification or payment under any directors’ and officers’ liability insurance covering such person or (iv) the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Article X.

(b)          Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment) pay, on an as-incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in defending or appearing in or preparing to defend or appear in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment), such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article X or otherwise.

(c)          Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent of whose equity interests are owned, directly or indirectly, by the Corporation, shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

(d)          Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article X is not paid in full within thirty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

(e)          Consistent with Fiduciary Duty. The right of indemnification pursuant to this Article X is conferred in order to attract and retain services of highly qualified directors and officers and to encourage them to make corporate decisions without fear of suits and legal harassment. Indemnification pursuant to this Article X is therefore declared to be consistent with the fiduciary duty of the Corporation’s Board of Directors. Except as specifically provided in this Article X, such indemnification shall be made by the Corporation without any requirement that any determination be made or any action be taken by the Board of Directors, shareholders or legal counsel. A failure of the Board of Directors, shareholders or legal counsel to make a determination or take action favorable to the claim of an Indemnitee for indemnification pursuant to this Article X, or the making of a determination or taking of action adverse to such a claim, shall not preclude indemnification under this Article X or create any presumption that the Indemnitee is not entitled to such indemnification.

(f)          Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member, trustee or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article X or the DGCL.

(g)          Non-Exclusivity of Rights. The rights conferred on any Indemnitee by this Article X are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee.

(h)          Amounts Received from an Other Entity. Subject to Section (i) of this Article X, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

(i)          Indemnification Priority. As between the Corporation and any other person (other than an entity directly or indirectly controlled by the Corporation) who provides indemnification to the Indemnitees for their service to, or on behalf of, the Corporation (collectively, the “Secondary Indemnitors”) (i) the Corporation shall be the full indemnitor of first resort in respect of indemnification or advancement of expenses in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with the terms of this Article X, irrespective of any right of indemnification, advancement of expenses or other right of recovery any Indemnitee may have from any Secondary Indemnitor or any right to insurance coverage that Indemnitee may have under any insurance policy issued to any Secondary Indemnitor (i.e., the Corporation’s obligations to such Indemnitees are primary and any obligation of any Secondary Indemnitor, or any insurer of any Secondary Indemnitor, to advance expenses or to provide indemnification or insurance coverage for the same loss or liability incurred by such Indemnitees is secondary to the Corporation’s obligations), (ii) the Corporation shall be required to advance the full amount of expenses incurred by any such Indemnitee and shall be liable for the full amount of all liability and loss suffered by such Indemnitee (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding), without regard to any rights any such Indemnitee may have against any Secondary Indemnitor or against any insurance carrier providing insurance coverage to Indemnitee under any insurance policy issued to a Secondary Indemnitor, and (iii) the Corporation irrevocably waives, relinquishes and releases each Secondary Indemnitor from any and all claims against such Secondary Indemnitor for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation shall indemnify each Secondary Indemnitor directly for any amounts that such Secondary Indemnitor pays as indemnification or advancement on behalf of any such Indemnitee and for which such Indemnitee may be entitled to indemnification from the Corporation in connection with Jointly Indemnifiable Claims. No right of indemnification, advancement of expenses or other right of recovery that an Indemnitee may have from any Secondary Indemnitor shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Corporation hereunder. No advancement or payment by any Secondary Indemnitor on behalf of any such Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation shall affect the foregoing and the Secondary Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. Each Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure the rights of such Indemnitee’s Secondary Indemnitors under this Article X, including the execution of such documents as may be necessary to enable the Secondary Indemnitors effectively to bring suit to enforce such rights, including in the right of the Corporation. Each of the Secondary Indemnitors shall be third-party beneficiaries with respect to this Section (i), entitled to enforce this Section (i). As used in this Section (i), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any action, suit, proceeding or other matter for which an Indemnitee shall be entitled to indemnification, reimbursement, advancement of expenses or insurance coverage from both a Secondary Indemnitor (or an insurance carrier providing insurance coverage to any Secondary Indemnitor) and the Corporation, whether pursuant to Delaware law (or other applicable law in the case of any Secondary Indemnitor), any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or the Secondary Indemnitors or any insurance policy providing insurance coverage to any Secondary Indemnitor, as applicable.

(j)          Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article X after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.

(k)          Other Indemnification and Advancement of Expenses. This Article X shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

(l)          Reliance. Indemnitees who after the date of the adoption of this Article X become or remain an Indemnitee described in Section (a) of this Article X will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article X in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article X will apply to claims made against any Indemnitee described in Section (a) of this Article X arising out of acts or omissions that occurred or occur either before or after the adoption of this Article X in respect of service as a director or officer of the corporation or other service described in Section (a) of this Article X.

(m)          Contract Rights. The provisions of this Article X shall be deemed to be a contract right between the Corporation and each Indemnitee who serves in any such capacity at any time while this Article X and the relevant provisions of the DGCL or other applicable law are in effect, and such rights shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. Any repeal or modification of this Article X or any such law that adversely affects any right of any Indemnitee, shall be prospective only and shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

(n)          Merger or Consolidation. For the purposes of this Article X, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(o)          Successful Defense. In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(p)          Funding to Meet Indemnification Obligations. The Board of Directors, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to pledge the assets of the Corporation, from time to time to discharge the Corporation’s obligations with respect to indemnification, the advancement and reimbursement of expenses, and the purchase and maintenance of insurance referred to in this Article X. The Corporation may, in lieu of or in addition to the purchase and maintenance of insurance referred to in this Article X, establish and maintain a fund of any nature or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article X or otherwise.

ARTICLE XI - SEVERABILITY

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed by the officer below this ____ day of _________, 2012.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:
	Name:	Bipin C. Shah
	Title:	Chief Executive Officer

[Signature Page to Amended and Restated Certificate of Incorporation of

Universal Business Payment Solutions Acquisition Corporation

Annex E

ESCROW AGREEMENT

THIS ESCROW AGREEMENT is entered into as of ______________, 2012, by and among

Universal Business Payment Solutions Acquisition Corporation (“Parent”), JetPay, LLC (the “Company”) WLES, L.P. (“Seller”, and together with Parent and the Company, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, NA (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meaning attributed to them in the Merger Agreement (as defined below)

WHEREAS, Parent, JP Merger Sub, LLC. the Company and Seller have entered into, executed and delivered that certain Transaction Agreement dated as of July 6, 2012 (the “Merger Agreement”);

WHEREAS, in accordance with the Merger Agreement, the Parties have agreed to establish an escrow subject to the terms and conditions set forth in the Merger Agreement and herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.           Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.           Fund.

(a)          In accordance with the terms set forth in the Merger Agreement, Parent will deliver to Escrow Agent on the Closing Date (i) into an escrow account cash in the sum of Ten Million and 00/100 Dollars ($10,000,000) (the “Cash Deposit”); and (ii) a sealed envelope or envelopes said to contain certificate(s) representing one million, six hundred sixty-six thousand, six hundred sixty-six (1,666,666) shares of Parent’s common stock, par value $0.001 (the “Sealed Envelope(s)”), issued to Seller as part of the Closing Date Merger Consideration (each an “Escrowed Share” and collectively, the “Stock Deposit”). Escrow Agent agrees to accept delivery of the Cash Escrow Deposit and the Sealed Envelope(s) and shall promptly notify Parent and Seller upon receipt of the Cash Escrow Deposit and the Sealed Envelope(s). The Sealed Envelope(s) shall bear the signature of a duly designated Authorized Representative of the Parent (as defined below). Escrow Agent shall hold the Sealed Envelope(s) subject to the terms and conditions hereof. Escrow Agent will store the Sealed Envelope(s) in its usual safekeeping facility and will have no duty to keep it in an environmentally controlled area. Escrow Agent shall have no liability for any damage to the Sealed Envelope(s), including damage caused by environmental conditions, such as heat or moisture, or by exposure to magnetic materials. At any time after the date of this Agreement, Seller, in its sole discretion, may elect to replace Escrowed Shares from the Stock Deposit with an additional cash deposit. If Seller so elects, Seller shall deliver written notice to Parent and Escrow Agent stating the number of Escrowed Shares Seller desires to replace and shall deposit with the Escrow Agent, by wire transfer of immediately available funds, an amount equal to $6.00 per Escrowed Share that Seller desires to replace. Upon receipt of such amount, which shall be placed by Escrow Agent into the Cash Deposit, and if Seller desires to replace less than all of the shares contained in the Sealed Envelope, receipt of a new sealed envelope from the Company said to contain certificates representing the number of Escrowed Shares intended to remain in the Stock Deposit, Escrow Agent shall (i) confirm to Parent and Seller that the funds have been received, however Escrow Agent shall not be responsible for determining whether the amount has been calculated correctly, and (ii) release to Parent the Sealed Envelope(s). Parent shall deliver to Seller the certificate(s) representing the Escrowed Shares being replaced and shall return the number of shares that are to remain in escrow in a sealed envelope in the same manner as the initial deposit set forth above.

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(b)          Escrow Agent shall hold the Cash Deposit and shall invest and reinvest the Cash Deposit and the proceeds thereof (the “Cash Escrow Amount”, and together with the Stock Deposit, the “Fund”) in a JPMorgan Money Market Deposit Account (“MMDA”), or a successor or similar investment offered by Escrow Agent. MMDA have rates of compensation that may vary from time to time based upon market conditions. The Parties recognize and agree that instructions to make any other investment (“Alternative Investment”), must be in writing and executed by an Authorized Representative (as defined in Section 3 below), and shall specify the type and identity of the investments to be purchased and/or sold. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any Alternative Investment directed hereunder including without limitation charging any applicable agency fee in connection with each transaction. Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein, and Escrow Agent shall not have any liability for any loss in an investment made pursuant to the terms of this Agreement. Market values, exchange rates and other valuation information (including without limitation, market value, current value or notional value) of any JPMorgan Money Market Mutual Fund (“MMMF”) or Alternative Investment furnished in any report or statement may be obtained from third party sources and is furnished for the exclusive use of the Parties.  Escrow Agent has no responsibility whatsoever to determine the market or other value of any MMMF or Alternative Investment and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale of an MMMF or Alternative Investment.  Escrow Agent shall not have any liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of an Authorized Representative of the Seller to give Escrow Agent instructions to invest or reinvest the Fund. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.

(c)          All interest or other income earned under this Agreement shall be allocated and disbursed quarterly, pursuant to wire transfer of immediately available funds in accordance with wire transfer instructions set forth in Section 3(d), to the Seller and reported, by Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Cash Escrow Deposit by the Seller whether or not said income has been distributed during such year. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit such taxes to the appropriate authorities. The Parties hereby represent to Escrow Agent that no other tax reporting of any kind is required given the underlying transaction giving rise to this Agreement.

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3.          Disposition and Termination.

(a)          In the event that any Parent Indemnified Party claims that it is entitled to a release from the Fund, Parent shall deliver to Escrow Agent, with a copy delivered simultaneously to Seller, a written notice (each, a “Claim Notice”) in which Parent claims, on behalf of any of the Parent Indemnified Parties, a right to indemnification from the Escrow Account pursuant to Article IX of the Merger Agreement and specifying in reasonable detail the basis for such right to indemnification, along with a copy of any documents supporting such right (if any). If the Escrow Agent has not received by 5:00 New York time on the tenth (10th) Business Day after its receipt of any Claim Notice a written objection to such Claim Notice signed by the Seller which sets forth the nature of such objection and the amounts set forth in the Claim Notice to which the Seller objects (an “Objection Notice”), then Escrow Agent shall, as soon as practicable after, but not including, the date such notice is received by Escrow Agent and Seller, (i) pay to Parent, for delivery to the applicable Parent Indemnified Party pursuant to the wiring instructions set forth in such notice, from the Cash Escrow Amount or (ii) deliver to Parent, for issuance to the applicable Parent Indemnified Party, the Sealed Envelope(s) said to contain the Escrowed Shares. To the extent that the amount in a Claim Notice does not exceed the amount of the Fund, Seller shall notify Escrow Agent not less than five (5) days prior to any payment hereunder of its election to satisfy an Escrow Claim from the Cash Escrow Amount, the Stock Deposit, or a combination of the two, such notice to specify the allocation between the Cash Escrow Amount and the Stock Deposit. Solely for the purposes of such notice, the Parties agree that the value of the Escrowed Shares shall be determined based on the closing price of such shares, as reported by Bloomberg, on the Business Day prior to the date the notice is given. To the extent that Seller does not specify whether an Escrow Claim should be satisfied from Cash Escrow Amount or the Stock Deposit, then such Escrow Claim shall be satisfied first from Cash Escrow Amount and then from the Stock Deposit. To the extent a portion but not all of the Stock Deposit is disbursed to any Parent Indemnified Party, the Sealed Envelope said to contain the Stock Deposit shall be replaced in the manner set forth in Section 2(a) herein. Any claim of the sort set forth in this Section 3(a) is referred to herein as an “Escrow Claim”.

(b)          If the Escrow Agent has received an Objection Notice, the Escrow Agent shall not release any of the Fund as to any claim or amount in a Claim Notice as to which Objection Notice shall have been timely given, except in accordance with the following:

(i)          In the event that a timely written objection with respect to a Claim Notice has been given by the Company to the Escrow Agent pursuant to Section 3(a) above, Seller and the Company shall seek to agree upon the existence of and extent of liability of Seller, if any, for the claims specified in the Claim Notice and, in the event of such agreement, Seller and the Company shall jointly execute and deliver to the Escrow Agent a certificate (a “Claim Resolution Certificate”).

(ii)         In the event that such liability is not fully resolved by Seller and the Company independently, Seller or the Company may institute legal proceedings in a court of competent jurisdiction to resolve such disputes, and the Parties to any such proceedings shall each pay its own expenses in connection therewith. The Escrow Agent shall not release any of the Fund in respect of unresolved claims or amounts until such disputes have been resolved and the Escrow Agent receives a certified copy of a final non-appealable order of such court along with an opinion of counsel of the prevailing party stating that the order of the court is final and non-appealable or a Claim Resolution Certificate jointly executed by Seller and the Company.

(c)          Subject to the provisions of Section 6 hereto, this Agreement shall terminate, and Escrow Agent shall deliver to Seller by wire transfer of immediately available funds all amounts in the Fund and all certificate(s) representing the Escrowed Shares, upon receipt of a joint written notice from Seller and the Company, which for the avoidance of doubt, the Parties agree will be issued after all of the existing and potential liabilities and costs arising from the Direct Air Chargebacks have satisfied and extinguished.

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(d) Any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Fund, must be in writing or set forth in a Portable Document Format (“PDF”), executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth in Schedule 1 (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or attached to an email on a Business Day only at the fax number or email address set forth in Section 8 below. No instruction for or related to the transfer or distribution of the Fund shall be deemed delivered and effective unless Escrow Agent actually shall have received it on a Business Day by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number or email address and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent. The Parties each acknowledge that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Seller and/or the Company, respectively, without a verifying call-back as set forth in Section 3(e) below:

Seller: Bank name:	Company: Bank name:
Bank Address:	Bank Address:
ABA number:	ABA number:
Account name:	Account Name:
Account number:	Account Number:

Additionally, the Parties agree that repetitive funds transfer instructions may be given to Escrow Agent for one or more beneficiaries where only the date of the requested transfer, the amount of funds to be transferred, and/or the description of the payment shall change within the repetitive instructions (“Standing Settlement Instructions”). Any such Standing Settlement Instructions shall be set up in writing in advance of any actual transfer request and shall contain complete funds transfer information (as set forth above) for the beneficiary. Any such set-up of Standing Settlement Instructions (other than those established concurrently with the execution of this Agreement), and any changes in existing set-up, shall be confirmed by means of a verifying callback to an Authorized Representative. Standing Settlement Instructions will continue to be followed until cancelled by the Company and Seller jointly in a writing signed by an Authorized Representative and delivered to Escrow Agent in accordance with this Section. Once set up as provided herein, Escrow Agent may rely solely upon such Standing Settlement Instructions and all identifying information set forth therein for each beneficiary. Each Party agrees that any Standing Settlement Instructions shall be effective as the funds transfer instructions of such Party or the Parties, as applicable, without requiring a verifying callback, as set forth in Section 3(e) below, if such Standing Settlement Instructions are consistent with previously authenticated Standing Settlement Instructions for that beneficiary.

(e)           In the event any other funds transfer instructions are set forth in a permitted instruction from a Party or the Parties in accordance with Section 3(d), Escrow Agent is authorized to seek confirmation of such funds transfer instructions by a single telephone call-back to one of the Authorized Representatives, and Escrow Agent may rely upon the confirmation of anyone purporting to be that Authorized Representative. The persons and telephone numbers designated for call-backs may be changed only in a writing executed by Authorized Representatives of the applicable Party and actually received by Escrow Agent via facsimile. Except as set forth in Section 3(d) above, no funds will be disbursed until an Authorized Representative is able to confirm such instructions by telephone callback. Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Parties and confirmed by an Authorized Representative.

(f)          The Parties acknowledge that there are certain security, corruption, transmission error and access availability risks associated with using open networks such as the Internet and the Parties hereby expressly assume such risks.

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(g)          Notwithstanding anything herein to the contrary, Escrow Agent shall act upon any written instructions contained in a Direction Letter. For purposes hereof, a “Direction Letter” means a joint letter of direction executed by Parent and Seller and delivered to Escrow Agent which (i) clearly identifies itself as a Direction Letter delivered pursuant to this Agreement, (ii) directs Escrow Agent to pay all or a specified portion of the Fund (and if less than all of the Fund, the Direction Letter shall clearly state the “net amount payable”) to a specified person or persons at a specified time or times and in a specified manner or manners, and (iii) may contain such other directions to Escrow Agent as may be required by this Agreement, reasonably requested by Escrow Agent or mutually agreeable to the Parent and Seller.

(h)           As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable.

4.          Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. Escrow Agent has no knowledge of, nor any requirement to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement between the Parties, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent's gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent receives instructions, claims or demands from any Party hereto which conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to (a) refrain from taking any action until it shall be given a joint written direction executed by Authorized Representatives of the Parties which eliminates such conflict or by a final court order or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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5.          Resignation; Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties. Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation date, the Parties have failed to appoint a successor escrow agent, or to instruct the Escrow Agent to deliver the Fund to another person as provided above, at any time on or after the effective resignation date, Escrow Agent either (a) may interplead the Fund with a court of competent jurisdiction; or (b) appoint a successor escrow agent of its own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Fund to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act.

6.          Compensation. The Company and Seller agree jointly and severally to pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2.

7.           Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively “Losses”), arising out of or in connection with (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction through a final order to have been caused by the gross negligence, willful misconduct, or bad faith of such Indemnitee; and (b) Escrow Agent’s following any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. The Parties hereby grant Escrow Agent a lien on, right of set-off against and security interest in the Fund for the payment of any claim for indemnification, fees, expenses and amounts due to Escrow Agent or an Indemnitee. In furtherance of the foregoing, Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an Indemnitee any amounts due to Escrow Agent or to an Indemnitee under Section 6 or 7. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8.          Notices. All communications hereunder shall be in writing or set forth in a PDF attached to an email, and all instructions from a Party or the Parties to the Escrow Agent shall be executed by an Authorized Representative, and shall be delivered in accordance with the terms of this Agreement by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

If to Parent:	c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
150 North Radnor Chester Road, Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With copies to:
Dechert LLP
Cira Centre
2929 Arch Street

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Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Tel No.: 214 (994)-4000
Facsimile: (215) 994-2222

If to the Company
JetPay, LLC
3361 Boyington Dr.
Suite 180
Carrollton TX 75006
Attention: Trent Voigt
Facsimile: (972) 503-9100
With copies to
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

If to Seller:	WLES L.P
2233 Wolf Front Rd
Van Alstyne TX 75495
Attention: Trent Voigt
Facsimile: 972-503-9100

With copies to:	Scheef & Stone, L.L.P.
500 N. Akard, Suite 2700
Dallas, TX 75201
Attention: Brad L. Whitlock, Esq.
Facsimile: 214-706-4242

If to Escrow Agent:	JPMorgan Chase Bank, N.A.
Escrow Services
1 Chase Manhattan Plaza, 21st Floor
New York, NY 10005
Attention: Natalie Pesce/Sandra Frierson
Fax No.: 212-552-2812
Email Address: ec.escrow@jpmorgan.com/

9.          Compliance with Court Orders. In the event that any of the Fund shall be attached, garnished, levied upon, or otherwise be subject to any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

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10.         Miscellaneous. The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by the Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned by any Party without the prior consent of Escrow Agent and the other Party. This Agreement shall be governed by and construed under the laws of the State of New York. Each party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York to the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions from the Parties, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Fund or this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:
Name:	Bipin C. Shah
Title:	Chief Executive Officer

JETPAY, LLC

By:
Name:
Title:

WLES, L.P.

By:
Name:
Title:

JPMORGAN CHASE BANK, NA,
As Escrow Agent

By:
Name:
Title:

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Schedule 1

Telephone Numbers and Authorized Signatures for

Person(s) Designated to Give Joint Instructions and Confirm Funds Transfer Instructions

For the Company:

	Name	Telephone Number	Signature

1.

2.

3.

For Seller:

	Name	Telephone Number	Signature

1.

2.

3.

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature of the Authorized Representative authorizing said funds transfer on behalf of each Party.

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Schedule 2

Based upon our current understanding of your proposed transaction, our fee proposal is as follows:

Account Acceptance Fee	Waived

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable upon closing.

Annual Administration Fee	$2,500

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction. Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of Pocket Expenses

Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's then standard rate. The Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by the Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees, agency or trade execution fees, and other charges, including those levied by any governmental authority.

Disclosure & Assumptions: Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review. JPMorgan reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or conditions or other factors change from those used to set our fees. Payment of the invoice is due upon receipt

The escrow deposit shall be continuously invested in a JPMorgan Chase Bank money market deposit account (“MMDA”) or a JPMorgan Chase Bank Cash Compensation account. MMDA and Cash Compensation Accounts have rates of compensation that may vary from time to time based upon market conditions.

You acknowledge and agree that they are permitted by U.S. law to make up to six (6) pre-authorized withdrawals or telephonic transfers from an MMDA per calendar month or statement cycle or similar period. If the MMDA can be accessed by checks, drafts, bills of exchange, notes and other financial instruments (“Items”), then no more than three (3) of these six (6) transfers may be made by an Item. Escrow Agent is required by U.S. law to reserve the right to require at least seven (7) days notice prior to a withdrawal from a money market deposit account.

Compliance

Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, you acknowledge that Section 326 of the USA PATRIOT Act and Escrow Agent’s identity verification procedures require Escrow Agent to obtain information which may be used to confirm your identity including without limitation name, address and organizational documents (“identifying information”). You agree to provide Escrow Agent with and consent to Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

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Annex F

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is entered into as of ______________, 2012, by and among Universal Business Payment Solutions Acquisition Corporation (“Parent”), Francis David Corporation d/b/a Electronic Merchant Systems (the “Company”), James Weiland (“Sellers’ Representative”, and together with Parent and the Company, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, NA (the “Escrow Agent”). Capitalized terms contained in this Agreement without definition shall have the meaning given to such terms in that certain Agreement and Plan of Merger dated as of July 6, 2012 (the “Merger Agreement”) by and between Parent, Enzo Merger Sub, Inc., the Company, the stockholders of the Company and the Sellers’ Representative.

WHEREAS, in accordance with the Merger Agreement, the Parties have agreed to establish an escrow to provide a mechanism to secure Parent’s obligation to deliver the Deferred Merger Consideration and for which the Parent Indemnified Parties may seek indemnification from the Sellers subject to the terms and conditions set forth in the Merger Agreement and herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.          Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.            Fund.

(a)          In accordance with the terms set forth in the Merger Agreement, Parent has deposited to Escrow Agent on the Closing Date the amount of $10,000,000 (the “Escrow Deposit”). Escrow Agent acknowledges receipt of the Escrow Deposit and will hold, invest, reinvest and release the Escrow Deposit in accordance with the terms hereof. The Escrow Agent agrees to hold the Escrow Deposit in a separate and distinct account (the "Escrow Account"), subject to the terms and conditions of this Agreement. Escrow Agent shall invest and reinvest the Escrow Deposit and the proceeds thereof (the “Fund”) in a JPMorgan Money Market Deposit Account (“MMDA”), or a successor or similar investment offered by Escrow Agent. MMDA have rates of compensation that may vary from time to time based upon market conditions. Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein, and Escrow Agent shall not have any liability for any loss in an investment made pursuant to the terms of this Agreement. Escrow Agent shall not have any liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Sellers’ Representative to give Escrow Agent instructions to invest or reinvest the Fund. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.

F-1

(b)          Prior to the Release Date (as defined below), all interest or other income earned under this Agreement shall be allocated and disbursed quarterlyby wire transfer of immediately available funds in accordance with wire transfer instructions of the Parent set forth in Section 3(e) below. and shall be reported by Escrow Agent to the IRS, or any other taxing authority, as taxable to the Parent on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by the Parent whether or not said income has been distributed during such year. After the Release Date (as defined below), all interest or other income earned under this Agreement, but not reduced by the amount of any unpaid fees due to the Escrow Agent or other expenses related to the Escrow Account, shall be allocated and disbursed quarterly, pursuant to wire transfer of immediately available funds in accordance with wire transfer instructions to the Seller’s Representative as set forth in Section 3(e) below and shall be reported, by Escrow Agent to the IRS, or any other taxing authority, as taxable to the Seller’s Representative on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by the Sellers’ Representative whether or not said income has been distributed during such year. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit such taxes to the appropriate authorities. The Parties hereby represent to Escrow Agent that no other tax reporting of any kind is required given the underlying transaction giving rise to this Agreement.

3.            Disposition and Termination.

(a)           In the event that any Parent Indemnified Party claims that it is entitled to a release from the Fund, Parent shall deliver to Escrow Agent, with a copy delivered simultaneously to the Sellers’ Representative, a written notice (each, a “Claim Notice”) in which Parent claims, on behalf of any of the Parent Indemnified Parties, a right to (i) set-off pursuant to Section 2.8 of the Merger Agreement and/or (ii) indemnification from the Escrow Account pursuant to Article IX of the Merger Agreement and specifying in reasonable detail the basis for such right to indemnification, along with a copy of any documents supporting such right (if any). If the Escrow Agent has not received by 5:00 New York time on the tenth (10th) Business Day after its receipt of any Claim Notice a written objection to such Claim Notice signed by the Sellers’ Representative which sets forth the nature of such objection and the amounts set forth in the Claim Notice to which the Sellers’ Representative objects (an “Objection Notice”), then Escrow Agent shall, as soon as practicable after, but not including, the date such notice is received by Escrow Agent and Sellers’ Representative, pay to Parent from the Escrow Account for delivery to the applicable Parent Indemnified Party pursuant to the wiring instructions set forth in such notice an amount equal to the amount claimed in the Claim Notice.

(b)          If the Escrow Agent has received an Objection Notice, the Escrow Agent shall not release any amount from the Escrow Account as to any claim or amount in a Claim Notice as to which Objection Notice shall have been timely given, except in accordance with the following:

(i)          In the event that a timely written objection with respect to a Claim Notice has been given by the Sellers’ Representative to the Escrow Agent pursuant to Section 3(a) above, Sellers’ Representative and the Parent shall seek to agree upon the existence of and extent of liability of the Sellers, if any, for the claims specified in the Claim Notice and, in the event of such agreement, Sellers’ Representative and the Parent shall jointly execute and deliver to the Escrow Agent a certificate (a “Claim Resolution Certificate”).

(ii)         In the event that such liability is not fully resolved by Sellers’ Representative and the Parent independently, Sellers’ Representative or the Company may institute legal proceedings in accordance with the terms and conditions of the Merger Agreement to resolve such disputes, and the Parties to any such proceedings shall each pay its own expenses in connection therewith. The Escrow Agent shall not release any of the Fund, in respect of unresolved claims or amounts until such disputes have been resolved and the Escrow Agent receives a certified copy of a final non-appealable order of such court along with an opinion of counsel of the prevailing party stating that the order of the court is final and non-appealable or a Claim Resolution Certificate jointly executed by Sellers’ Representative and the Company.

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(c)          Promptly following a determination that the Cash Merger Consideration as adjusted pursuant to the Final Adjustment is less than the Cash Merger Consideration as adjusted pursuant to the Initial Adjustment (the “Working Capital Shortfall”), as such terms are defined in Section 2.8 of the Merger Agreement, the Parent and the Sellers’ Representative shall deliver a written notice, executed on behalf of the Parent and the Sellers’ Representative, authorizing and directing the Escrow Agent to promptly release and disburse to the Parent out of the Escrow Account an amount of cash equal to such difference. Notwithstanding the previous sentence, Escrow Agent shall make no such disbursement to the Parent, but shall reinvest such sums as directed hereunder, to the extent (i) any fees of Escrow Agent are unpaid, (ii) any other expenses relating to the Escrow Account are unpaid, or (iii) the fair market value of the Escrow Account is less than the amount equal to $10,000,000 less the Working Capital Shortfall amount to be disbursed.

(d)          On the date that is eighteen (18) months from the date of this Agreement (the “Release Date”), Escrow Agent shall deliver to Sellers’ Representative by wire transfer of immediately available funds all amounts in the Escrow Account provided, however, that the amount so released from the Escrow Account on the Release Date pursuant to this paragraph (d) shall be reduced by the amount of any matters set out in a pending Claim Notice or pending claim pursuant to Section 3(b) that have not been satisfied in full that are subject to a final and binding adjudication or other resolution.

(e)          Any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Fund, must be in writing or set forth in a Portable Document Format (“PDF”), executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth in Schedule 1 (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or attached to an email on a Business Day only at the fax number or email address set forth in Section 8 below. No instruction for or related to the transfer or distribution of the Fund shall be deemed delivered and effective unless Escrow Agent actually shall have received it on a Business Day by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number or email address and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent. The Parties each acknowledge that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Sellers’ Representative and/or the Company, respectively, without a verifying call-back as set forth in Section 3(f) below:

Sellers’ Representative: Bank name:	Parent:	Bank name:
Bank Address:		Bank Address:
ABA number:		ABA number:
Account name:		Account Name:
Account number:		Account Number:

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Additionally, the Parties agree that repetitive funds transfer instructions may be given to Escrow Agent for one or more beneficiaries where only the date of the requested transfer, the amount of funds to be transferred, and/or the description of the payment shall change within the repetitive instructions (“Standing Settlement Instructions”). Any such Standing Settlement Instructions shall be set up in writing in advance of any actual transfer request and shall contain complete funds transfer information (as set forth above) for the beneficiary. Any such set-up of Standing Settlement Instructions (other than those established concurrently with the execution of this Agreement), and any changes in existing set-up, shall be confirmed by means of a verifying callback to an Authorized Representative. Standing Settlement Instructions will continue to be followed until cancelled by the Company and Sellers’ Representative jointly in a writing signed by an Authorized Representative and delivered to Escrow Agent in accordance with this Section. Once set up as provided herein, Escrow Agent may rely solely upon such Standing Settlement Instructions and all identifying information set forth therein for each beneficiary. Each Party agrees that any Standing Settlement Instructions shall be effective as the funds transfer instructions of such Party or the Parties, as applicable, without requiring a verifying callback, as set forth in Section 3(f) below, if such Standing Settlement Instructions are consistent with previously authenticated Standing Settlement Instructions for that beneficiary.

(f)          In the event any other funds transfer instructions are set forth in a permitted instruction from a Party or the Parties in accordance with Section 3(e), Escrow Agent is authorized to seek confirmation of such funds transfer instructions by a single telephone call-back to one of the Authorized Representatives, and Escrow Agent may rely upon the confirmation of anyone purporting to be that Authorized Representative. The persons and telephone numbers designated for call-backs may be changed only in a writing executed by Authroized Representatives of the applicable Party and actually received by Escrow Agent via facsimile. Except as set forth in Section 3(e) above, no funds will be disbursed until an Authorized Representative is able to confirm such instructions by telephone callback. Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Parties and confirmed by an Authorized Representative.

(g)          The Parties acknowledge that there are certain security, corruption, transmission error and access availability risks associated with using open networks such as the Internet and the Parties hereby expressly assume such risks.

(h)          Notwithstanding anything herein to the contrary, Escrow Agent shall act upon any written instructions contained in a Direction Letter. For purposes hereof, a “Direction Letter” means a joint letter of direction executed by Parent and Sellers’ Representative and delivered to Escrow Agent which (i) clearly identifies itself as a Direction Letter delivered pursuant to this Agreement, (ii) directs Escrow Agent to pay all or a specified portion of the Fund (and if less than all of the Fund, the Direction Letter shall clearly state the “net amount payable”) to a specified person or persons at a specified time or times and in a specified manner or manners, and (iii) may contain such other directions to Escrow Agent as may be required by this Agreement, reasonably requested by Escrow Agent or mutually agreeable to the Parent and Sellers’ Representative.

(i)          As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the Fund by Escrow Agent, this Agreement shall terminate, subject to the provisions of Section 6.

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4.          Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. Escrow Agent has no knowledge of, nor any requirement to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement between the Parties, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent's gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent receives instructions, claims or demands from any Party hereto which conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to (a) refrain from taking any action until it shall be given a joint written direction executed by Authorized Representatives of the Parties which eliminates such conflict or by a final court order or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.          Resignation; Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties. Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation date, the Parties have failed to appoint a successor escrow agent, or to instruct the Escrow Agent to deliver the Fund to another person as provided above, at any time on or after the effective resignation date, Escrow Agent either (a) may interplead the Fund with a court of competent jurisdiction; or (b) appoint a successor escrow agent of it own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Fund to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act.

6.          Compensation. Parent shall pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2. Escrow Agent agrees that Sellers’ Representative shall have no liability for any such compensation, nor shall Escrow Agent diminish any payment to Sellers’ Representative by the amount of any such compensation.

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7.           Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively “Losses”), arising out of or in connection with (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction through a final order to have been caused by the gross negligence, willful misconduct, or bad faith of such Indemnitee; and (b) Escrow Agent’s following any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. The Parties hereby grant Escrow Agent a lien on, right of set-off against and security interest in the Fund for the payment of any claim for indemnification. In furtherance of the foregoing, Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an Indemnitee any amounts due to Escrow Agent or to an Indemnitee under Section 7. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8.          Notices. All communications hereunder shall be in writing or set forth in a PDF attached to an email, and all instructions from a Party or the Parties to the Escrow Agent shall be executed by an Authorized Representative, and shall be delivered in accordance with the terms of this Agreement by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

If to Parent:                                      c/o Universal Business Payment Solutions Acquisition Corporation

Radnor Financial Center

150 North Radnor Chester Road, Suite F-200

Radnor, PA 19087

Attention: Chief Executive Officer

Facsimile: [____________]

With copies to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Facsimile: (215) 994-2222

If to the Company

Francis David Corporation

5005 Rockside Road #100

Cleveland, OH 44131

Attention : Daniel J. Neistadt

Facsimile: [________]

With copies to

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Facsimile: (215) 994-2222

If to Sellers’ Representative:           James Weiland

30126 St. Ives

Westlake, OH 44145

Facsimile: (440) [_______]

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With copies to:                                 Ulmer & Berne, LLP

1660 W 2nd Street Ste 1100

Cleveland, OH 44113

Attention: Frederick N. Widen, Esq.

Facsimile: (216) 583-7341

If to Escrow Agent:                          JPMorgan Chase Bank, N.A.

Escrow Services

1 Chase Manhattan Plaza, 21st Floor

New York, NY 10005

Attention: Natalie Pesce/Sandra Frierson

Fax No.: 212-552-2812

Email Address: ec.escrow@jpmorgan.com/

9.          Compliance with Court Orders. In the event that any of the Fund shall be attached, garnished, levied upon, or otherwise be subject to any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

10.         Miscellaneous. The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by the Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned by any Party without the prior consent of Escrow Agent and the other Party. This Agreement shall be governed by and construed under the laws of the State of New York. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions from the Parties, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Fund or this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:
Name:	Bipin C. Shah
Title:	Chief Executive Officer

James Weiland

By:
Name:
Title:

Francis David Corporation d/b/a Electronic Merchant Systems

By:
Name:
Title:

JPMORGAN CHASE BANK, NA,
As Escrow Agent

By:
Name:
Title:

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Schedule 1

Telephone Numbers and Authorized Signatures for

Person(s) Designated to Give Joint Instructions and Confirm Funds Transfer Instructions

For the Company:

Name	Telephone Number	Signature

1.

2.

3.

For Sellers’ Representative:

Name	Telephone Number	Signature

1.

2.

3.

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature of the Authorized Representative authorizing said funds transfer on behalf of each Party.

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Schedule 2

Based upon our current understanding of your proposed transaction, our fee proposal is as follows:

Account Acceptance Fee	$2,500

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable upon closing.

Annual Administration Fee	$0

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction. Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of Pocket Expenses

Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's then standard rate. The Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by the Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees, agency or trade execution fees, and other charges, including those levied by any governmental authority.

Disclosure & Assumptions: Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review. JPMorgan reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or conditions or other factors change from those used to set our fees. Payment of the invoice is due upon receipt.

The escrow deposit shall be continuously invested in a JPMorgan Chase Bank money market deposit account (“MMDA”) or a JPMorgan Chase Bank Cash Compensation account. MMDA and Cash Compensation Accounts have rates of compensation that may vary from time to time based upon market conditions.

You acknowledge and agree that they are permitted by U.S. law to make up to six (6) pre-authorized withdrawals or telephonic transfers from an MMDA per calendar month or statement cycle or similar period. If the MMDA can be accessed by checks, drafts, bills of exchange, notes and other financial instruments (“Items”), then no more than three (3) of these six (6) transfers may be made by an Item. Escrow Agent is required by U.S. law to reserve the right to require at least seven (7) days notice prior to a withdrawal from a money market deposit account.

Compliance

Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, you acknowledge that Section 326 of the USA PATRIOT Act and Escrow Agent’s identity verification procedures require Escrow Agent to obtain information which may be used to confirm your identity including without limitation name, address and organizational documents (“identifying information”). You agree to provide Escrow Agent with and consent to Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent

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 Annex G

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as __________, 2012, by and among Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (the “Company”), and the undersigned party whose name appears listed under the heading “Stockholder” on the signature page hereto (each, a “Stockholder” and collectively as scheduled on Exhibit A, the “Stockholders”).

WHEREAS, the Company, Enzo Merger Sub, Inc., Francis David Corporation, the Stockholders and James Weiland (“Representative”) have entered into that certain Agreement and Plan of Merger, dated as of July 6, 2012, (the “Merger Agreement”);

WHEREAS, upon the consummation of the closing under, and pursuant to, the Merger Agreement, the Stockholders will acquire shares of common stock of the Company, par value, $0.001 per share (the “Common Stock”); and

WHEREAS, the Stockholders and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of Registrable Securities (as defined below) held by them;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a)          “Closing Date” shall have the meaning set forth in the Merger Agreement.

(b)          “Effective Date” means the date that a Registration Statement is first declared effective by the SEC.

(c)          “Effectiveness Deadline” means the later of (i) the date that is thirty five (35) days after the Filing Deadline and (ii) the fifth (5th) Business Day after the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

(d)          “Filing Deadline” means the date that is ninety (90) days after the Closing Date.

(e)          “Investor” means a Stockholder, any permitted transferee of the shares of Common Stock to whom a Stockholder assigns its rights under this Agreement in accordance with the provisions of this Agreement (including Section 11) and who agrees to become bound by the provisions of this Agreement in accordance with Section 11 and any permitted transferee thereof to whom a transferee of the shares of Common Stock assigns its rights under this Agreement in accordance with the provisions of this Agreement (including Section 11) and who agrees to become bound by the provisions of this Agreement in accordance with Section 11.

G-1

(f)          “Permitted Registrable Shares” means a number of Registrable Securities equal to the lesser of (i) (A) in the case of the Registration Statement, the number of Registrable Securities, (B) in the case of any other Registration Statement to be filed pursuant to Section 2, the number of Registrable Securities not then covered by an effective Registration Statement for resales pursuant to Rule 415, and (C) in the case of a Proposed Registration, the number of Registrable Securities requested to be included in the Registration Statement for the Proposed Registration, and (ii) the maximum number of Registrable Securities the Company is permitted to include in such Registration Statement by the SEC, provided that the Company shall have used diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities required or requested to be included in the Registration Statement, in accordance with applicable SEC guidance.

(g)          “Principal Market” means the NASDAQ Capital Market.

(h)          “register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(i)          “Registrable Securities” means any shares of Common Stock held by an Investor on the date of this Agreement or acquired after the date of this Agreement in accordance with the terms of the Merger Agreement; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (B) such securities are sold in accordance with Rule 144 or (C) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without restriction or condition thereunder.

(j)          “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities.

(k)           “Rule 144” means Rule 144 under the 1933 Act or any successor rule.

(l)          “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(m)          “SEC” means the United States Securities and Exchange Commission.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

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2.           MANDATORY REGISTRATION.

(a)          Mandatory Registration. The Company shall prepare and, not later than the Filing Deadline, file with the SEC a Registration Statement on Form S-3 (subject to Section 2(b)), covering the resale of all of the Registrable Securities. Such Registration Statement shall contain (unless otherwise directed by the Representative) substantially the “Plan of Distribution” attached hereto as Annex A, with which each Investor agrees to comply when selling Registrable Securities pursuant to a Registration Statement. Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.

(b)          Ineligibility for Form S-3. In the event that Form S-3 is not available to the Company for the registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Representative and (ii) undertake to register the Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement or otherwise) as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(c)          Maintenance Mandatory Registration. In the event the number of shares available under any Registration Statement previously filed pursuant to this Section 2 is at any time insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall, as soon as practicable, but in any event not later than the later of (i) thirty (30) days after the Company becomes aware of the necessity therefor and (ii) the earliest date that the Company is permitted by the SEC to file the new Registration Statement as required hereby (a “Maintenance Mandatory Registration Filing Deadline”), file a new Registration Statement (on the short form available therefor, if applicable), so as to register for resale all of the Permitted Registrable Securities as of the trading day immediately preceding the date such Registration Statement is initially filed with the SEC. The Company shall use its reasonable best efforts to cause such new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (a “Maintenance Mandatory Registration Effectiveness Deadline”). For purposes of the foregoing provision, the number of shares available under any Registration Statements previously filed pursuant to this Section 2(c)) shall be deemed “insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement” if, as of any date of determination, the number of Registrable Securities is greater than the aggregate number of Registrable Securities available for resale under such Registration Statements.

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(d)           Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors). In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Merger Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within thirty (30) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor or (ii) all Registrable Securities may be resold by such Investor without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) such Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).

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3.           PIGGYBACK REGISTRATIONS.

(a)          Each time that the Company proposes for any reason to register any of its Common Stock under the 1933 Act (a “Proposed Registration”), other than pursuant to a registration statement on Form S-4 or Form S-8 (or similar or successor forms), the Company shall promptly give written notice (the “Piggyback Notice”) of such Proposed Registration to each of the Investors (which notice shall be given not less than thirty (30) days prior to the expected filing date of the Company’s registration statement, and in any event within five (5) Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) and shall offer the Investors the right to include any of their Registrable Securities in the Proposed Registration; provided, however, that if the Proposed Registration is for an offering pursuant to Rule 415, the Company shall only be required to include the Permitted Registrable Shares. No registration pursuant to this Section 3 shall relieve the Company of its obligations to register Registrable Securities pursuant to Section 2 unless all Registrable Securities have been so registered and the related Registration Statement has not been withdrawn and remains effective pursuant to Rule 415 until the expiration of the Registration Period. The Company may terminate or withdraw any registration under this Section 3 prior to the effectiveness of such registration, whether or not any Investor has elected to include Registrable Securities in such registration, and except for the obligation to pay registration expenses, the Company will have no liability to any Investor in connection with such termination or withdrawal.

(b)          Each Investor shall have twenty (20) days from the date of receipt of the Piggyback Notice to deliver to the Company a written request specifying the number of Registrable Securities such Investor intends to sell and such Investor’s intended method of disposition. Any Investor shall have the right to withdraw such Investor’s request for inclusion of such Investor’s Registrable Securities in any registration statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal on or before the thirtieth (30th) day prior to the planned effective date of such Proposed Registration. Subject to Sections 3(c) and 3(d) below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein.

(c)          If the Proposed Registration is an underwritten public offering and the managing underwriter or underwriters of the Proposed Registration advises the Company that the total number of Registrable Securities that the Investors and any other Persons intend to include in the offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such underwritten offering shall include the number of Registrable Securities that such managing underwriter or underwriters advises the Company in writing can be sold without having such material adverse effect, with such number to be allocated (i) first, to the Company, (ii) second, pro rata among the Investors that have requested participation in such underwritten offering and (iii) third, pro rata among any other holders of Common Stock that have requested participation in such underwritten offering. The pro rata allocations for each Investor that has requested participation in such underwritten offering shall be the product of (A) the aggregate number of Registrable Securities proposed to be sold by all Investors in such underwritten offering multiplied by (B) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Investor by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Investors participating in such underwritten offering. All participating Investors shall have the opportunity to share pro rata that portion of such priority allocable to any Investor(s) not so participating.

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4.          RELATED OBLIGATIONS.

Whenever the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2 or Section 3, the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, or the Company is otherwise obligated to file a Registration Statement pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)          The Company shall use its reasonable best efforts to respond to written comments received from the SEC upon a review of the Registration Statement within ten (10) Business Days of receipt of such comments. The Company shall submit to the SEC, within four (4) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. By 9:30 a.m. (New York time) on the second Business Day following the Effective Date with respect to each Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall keep each Registration Statement effective (pursuant to Rule 415, except in the case of an underwritten public offering pursuant to Section 3) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 without restriction or condition thereunder, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). Each Investor shall provide notice to the Company of the occurrence of either of the events described in clauses (i) and (ii) of the immediately preceding sentence with respect to such Investor’s Registrable Securities promptly after the occurrence of such event. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(b)          Subject to Section 4(r), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus supplements shall be filed pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period (except pursuant to Sections 4(g) and 4(r), and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of any amendment or supplement to a Registration Statement or prospectus that is required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendment or supplement with the SEC as expeditiously as practicable on or following the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)          Subject to Section 6 hereof, the Representative shall have the right to select one legal counsel to review and oversee any registration pursuant to Sections 2 and Section 3 (“Legal Counsel”), which shall be Ulmer & Berne LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities to be registered under such Registration Statement. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s and the Investors’ respective obligations under this Agreement.

(d)          The Company shall (A) permit Legal Counsel to review and comment upon (1) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects; provided, that the failure of any Investor or Legal Counsel to respond to such proposed documents within three (3) Business Days after receipt thereof shall be deemed confirmation of no objection to same. The Company shall promptly furnish to Legal Counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, shall permit Legal Counsel to review and comment upon the Company’s responses to any such correspondence and shall not submit any such responses in a form to which Legal Counsel reasonably objects; provided that the failure of Legal Counsel to respond to such responses within two (2) Business Days after receipt thereof shall be deemed confirmation of no objection to same. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 4.

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(e)          The Company shall furnish to Legal Counsel and each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, if requested by an Investor and not otherwise available on the EDGAR (or any successor) system, at least one copy of such Registration Statement and any amendments or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(f)          The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (y) subject itself to general taxation in any jurisdiction or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Legal Counsel and each Investor that holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(g)          The Company shall notify Legal Counsel, any underwriter of such registered offering and each Investor in writing (each such notice to Legal Counsel and the Investors, a “Suspension Notice”) of the happening of any of the following events, as promptly as practicable after becoming aware of such event: (i) any request by the SEC or any other federal or state governmental authority, during the period of effectiveness of the Registration Statement for amendments or supplements to such Registration Statement or related prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes to the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and, subject to Section 4(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel, any underwriter of such registered offering and each Investor (or such other number of copies as Legal Counsel, such underwriter or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel, any underwriter of such registered offering and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail) and (ii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h)          The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable consistent with the provisions of Section 4(g) and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(i)          In the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Investor may reasonably request (i) a “comfort letter,” dated such date, from the Company’s independent registered certified public accountants, in form and substance as is customarily given by independent registered certified public accountants to underwriters in an underwritten public offering, addressed to the Investors and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing a “comfort letter” to an Investor, the Company shall furnish to such Investor an “agreed upon procedures” letter covering the same matters to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Investor or underwriter, as the case may be.

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(j)          Upon the written request of any Investor, or in the case of an underwritten offering upon the request of any underwriter, in connection with such Investor’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel, (iii) any underwriter participating in any disposition pursuant to the Registration Statement, (iv) legal counsel representing any such underwriter with respect to any disposition pursuant to the Registration Statement and (v) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”) all pertinent financial, corporate and other records (collectively, the “Records”) as shall be reasonably deemed necessary by each Inspector to fulfill a due diligence obligation by such Investor, and cause the Company’s chief executive officer, chief financial officer, executive vice presidents and secretary to be reasonably available to the Inspectors for questions regarding the Records and to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor that is subject to its own confidentiality agreement) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or the Merger Agreement or any ancillary agreement to the Merger Agreement (collectively, the “Transaction Documents”). Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner that is otherwise consistent with this Agreement and the other Transaction Documents, applicable laws and regulations.

(k)          The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or government body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l)          The Company shall use its reasonable best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed or quoted, and (ii) without limiting the generality of the foregoing, arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(l).

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(m)          The Company shall cooperate with the Investors that hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable pursuant to the Transaction Documents and to the extent requested by the Investors, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(n)          If requested by an Investor, and if the Company’s counsel deems such inclusion not inconsistent with the 1933 Act or the 1934 Act or other applicable law, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold by such Investor, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(o)          The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)          The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)          Within two (2) Business Days after the Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A; provided, that if the Company changes its transfer agent, it shall timely deliver any previously delivered notices under this Section 4(q) and any subsequent notices to such new transfer agent.

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(r)          Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 4(r)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of a Grace Period in conformity with the provisions of this Section 4(r) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of ninety (90) days, and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 4(h) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4(g) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, in each case prior to the Investor’s receipt of the Suspension Notice related to the Grace Period and for which the Investor has not yet settled.

(s)          The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the Effective Date of the applicable Registration Statement.

(t)          The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

(u)          To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with FINRA, pursuant to FINRA Rule 5510 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.

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(v)         The Company shall not register any of its securities for sale for its own account (other than for issuance to employees, directors and consultants, of the Company under an employee benefit plan or for issuance in a business combination transaction), except pursuant to a firm commitment underwritten public offering. Except pursuant to this Agreement, the Company shall not file any Registration Statement (other than on Form S-8) with the SEC prior to the date that the Registration Statement is declared effective by the SEC. Promptly following the Closing Date, the Company shall terminate and withdraw any Registration Statements (other than on Form S-8) that are effective as of the Closing Date.

(w)          The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as the any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

5.           OBLIGATIONS AND COVENANTS OF THE INVESTORS.

(a)          Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has not elected to include any of such Investor’s Registrable Securities in such Registration Statement pursuant to Section 3 hereof. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities.

(b)          Each Investor agrees that, upon receipt of any Suspension Notice from the Company, such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) or receipt of notice from the Company in writing that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities under any of the circumstances described in the last sentence of Section 4(r).

(c)          Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

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(d)          Upon a request by the Company, each Investor will, as soon as practicable, but in no event later than two (2) Business Days after such request, notify the Company whether such Investor continues to hold Registrable Securities.

(e)          Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(f)          Each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Section 3 agrees, if requested by the managing underwriter or underwriters in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and for a period of up to ninety (90) days (as required by the managing underwriter in its reasonable discretion) beginning on the effective date of such Registration Statement, to the extent timely notified of such offering in writing by the Company or the managing underwriter or underwriters, subject to extensions as are customary to permit the publication of research in compliance with Rule 2711(f) of the NASD Rules (or any similar successor rule thereto).

6.          EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions or other charges of any broker-dealer acting on behalf of the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3, 4, and 5 including all registration, listing and qualifications fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2, 3, 4 and 5 of this Agreement, up to an aggregate of $15,000 per registration hereunder.

7.          INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement (provided, that for the purpose of this Section 7, the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, summary prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated or deemed to be incorporated by reference in, the Registration Statement as such term is defined in Section 1(h) under this Agreement):

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(a)          The Company agrees to indemnify, hold harmless and defend each Investor, the directors, officers, partners, managers, members, employees, agents and representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (if such settlement is effected with the written consent of the party from which indemnification is sought, which consent shall not be unreasonably withheld, conditioned or delayed) or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened (“Indemnified Damages”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including any preliminary prospectus, summary prospectus, free writing prospectus or final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (the matters in the foregoing clauses (i) through (ii) being, collectively, “Violations”). Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation (x) which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto or (y) regarding any untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such Investor in a timely manner and such Investor thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Claims; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

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(b)          In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act (each, an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 7(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon: (i) any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; or (ii) the use by such Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective; and, subject to Section 4(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that an Investor shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

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(c)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Party or Indemnified Person shall have the right to retain its own counsel with the fees and expenses of such counsel for such Indemnified Party or Indemnified Person (as applicable) to be paid by the indemnifying party if the defendants in any such action or proceeding include both the Indemnified Party or Indemnified Person, on the one hand, and the indemnifying party, on the other hand, and the Indemnified Party or Indemnified Person (as applicable) shall have reasonably concluded, based on the advice of counsel reasonably satisfactory to the indemnifying party, that the representation by such counsel of the Indemnified Person or Indemnified Party (as applicable) and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding and/or that there may be legal defenses available to it and/or any other Indemnified Party or Indemnified Person which are different from or additional to those available to the indemnifying party; provided, further, however, that the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all such Indemnified Persons or Indemnified Parties. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Registrable Securities included in the Registration Statement to which the Claim or Indemnified Damages relate. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.

(d)          No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification from any Person who is not guilty of such fraudulent misrepresentation.

(e)          The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

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(f)          The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law. Notwithstanding the foregoing, in the event that any of the provisions of Article IX of the Merger Agreement and this Section 7 may be deemed to both be applicable to any of the same losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, the provisions of this Section 7 shall control and such provisions of Article IX of the Merger Agreement shall be inoperative.

8.          CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to, in lieu of indemnifying such Indemnified Person or Indemnified Party, as applicable, make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 7 of this Agreement; (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

9.          REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are shares of Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

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10.         ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee or assignee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the applicable provisions contained herein and (v) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

11.         AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either, retroactively or prospectively) only with the written consent of the Company and the Representative. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Investors.

12.         MISCELLANEOUS.

(a)          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are issuable). If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are issuable).

(b)          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to the Company:

Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
150 North Radnor-Chester Road, Suite F-200
Radnor, PA 19087
Telephone: (610) 977-2482
Attention: Peter Davidson

with a copy (for informational purposes only) to:

Dechert LLP
2929 Arch Street
Philadelphia, PA 19104
Telephone: (215) 994-4000
Attention: James A. Lebovitz, Esq.

If to Legal Counsel:

Ulmer & Berne LLP
1660 West 2nd Street
Suite 1100
Cleveland, Ohio 44113-1448
Attention: Frederick Widen, Esq.

If to a Stockholder, to its address and facsimile number set forth underneath such Stockholder’s name on the signature pages attached hereto, or in any case to such other address and/or facsimile number and/or to the attention of such other individual as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Notwithstanding the foregoing, the company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Sections 4(c) and (d) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to [______] (or such other e-mail address as has been provided for such purpose by Legal Counsel) and provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

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(c)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Philadelphia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)          This Agreement, the Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)          Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(h)          This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

(i)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)          All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Representative.

(k)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)          Each Stockholder and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Stockholders and holders have been granted at any time under any other agreement or contract and all of the rights that such Stockholders and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity.

(m)          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 8(a) and (b), each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)          The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415), and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

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(o)          The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(p)          Unless the context otherwise requires, (a) all references to Sections, Exhibits or Annexes are to Sections, Exhibits or Annexes contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (c) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * *

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IN WITNESS WHEREOF, each Stockholder and the Company has caused its signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:
Name: Bipin C. Shah
Title: Chairman and Chief Executive Officer

STOCKHOLDER:

By:
Name:
Address: Facsimile:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor
New York, NY 10004

Attention: John Comer

Re: Universal Business Payment Solutions Acquisition Corporation

Ladies and Gentlemen:

We are counsel to Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Agreement and Plan of Merger, dated as of July 6, 2012, entered into by and among the Company, [Merger Sub, Inc.], Francis David Corporation (“FDC”), the Stockholders and James Weiland, as representative of the stockholders of FDC (the “Merger Agreement”), pursuant to which the Company issued to the Stockholders shares of the Company’s common stock, par value $0.001 (the “Common Stock”). Pursuant to the Merger Agreement, the Company also has entered into an a Registration Rights Agreement with the Stockholders (the “Registration Rights Agreement”) pursuant to which the Company has agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on [ENTER DATE OF FILING], the Company filed a Registration Statement on Form [S-__] (File No. 333-                    ) (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing advice to you that the shares of Common Stock registered pursuant to the Registration Statement are currently freely transferable by the Stockholders pursuant to the Registration Statement, and you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Stockholders or the transferees of the Stockholders, as the case may be.

Very truly yours,

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares of common stock to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected from time to time pursuant to one or more of the following methods, which may involve crosses or block transactions:

•	on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	public or privately negotiated transactions;

•	short sales;

B-1

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved) but except as set forth in a supplement to this prospectus, in the case of an agency transaction, not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction, a markup or markdown in compliance with FINRA IM-2440.

In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions, and to return borrowed shares in connection with such short sales, provided that the short sales are made after the registration statement is declared effective. The selling stockholders may also loan or pledge shares of common stock to broker-dealers in connection with bona fide margin accounts secured by the shares of common stock, which shares broker-dealers could in turn sell if the selling stockholders default in the performance of their respective secured obligations.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if any of them defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

B-2

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act of 1933. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, and the rules and regulations thereunder, including, without limitation, Regulation M of the Securities Exchange Act of 1934, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that the selling stockholders will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including liabilities under the Securities Act of 1933, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act of 1933, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Any shares covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act of 1933 may be sold under Rule 144, rather than pursuant to this prospectus.

B-3

Annex H

WAIVER AND RELEASE OF CLAIMS

[      ] (“Seller”), hereby executes and delivers this Waiver and Release of claims (this “Waiver and Release”), on and as of this ____ of __________, 2012 (the “Effective Date”), as required by and pursuant to Section 7.2(i) of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated July 6, 2012, by and among Universal Business Payment Solutions Acquisition Corporation (the “Parent”), JP Merger Sub, LLC, JetPay, LLC (the “Company”), WLES, L.P., and solely for purposes of Sections 6.12 and 9.9 therein, Trent Voigt and the other partners of WLES, L.P.

(a)          Except as set forth below, Seller, fully, finally and irrevocably releases, acquits and forever discharges the Company, Parent and each of their respective officers, directors, partners, general partners, limited partners, managing directors, members, managers, stockholders, trustees, shareholders, representatives, employees, principals, agents, Affiliates, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them, (collectively, the “Seller Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Seller Releasees, Seller ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, at any time in the past until and including the Effective Date (collectively, “Seller Causes of Action”).

(b)          Seller further irrevocably agrees not to, directly or indirectly, (i) commence, institute or cause to be commenced any litigation, lawsuit or any other proceeding of any kind against any Seller Releasee based on or arising from any of the released Seller Causes of Action, or (ii) assert any claim, demand or action against any Seller Releasees with respect to the released Seller Causes of Action.

(c)          For the avoidance of doubt, nothing in this Waiver and Release or otherwise is intended to waive or constitutes a waiver of any claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity against any Seller Releasees (i) with respect to matters that arise from and after the Closing (as defined in the Merger Agreement), and/or (ii) arising out of or from the Merger Agreement or any other document or instrument executed and delivered by Seller or any of the Seller’s Owners in connection with the Merger Agreement.

(d)          Seller hereby represents and warrants (i) that it has full power and authority to enter into the agreements set forth herein, (ii) that it has not heretofore transferred, conveyed or assigned any Seller Causes of Action or any portion thereof or interest therein and (iii) that in executing this Waiver and Release it has not relied upon any representation or statement made by any Seller Releasee or any of their representatives with regard to the subject matter, basis or effect of this Waiver and Release.

(e)          Seller hereby agrees to execute and deliver such documents and take such other actions as may be reasonably required in connection with the enforcement of this Waiver and Release.

(f)          This Waiver and Release may not be changed except in a writing signed by the Seller and Parent. This Waiver and Release shall be binding upon Seller and its heirs, successors and assigns and shall inure to the benefit of the Seller Releasees and their respective affiliates, heirs, successors and assigns.

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(g)          If any provision or provisions of this Waiver and Release, or any portion of any provision hereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, such determination or action shall be construed so as not to affect the validity or enforceability hereof and shall not affect the validity or effect of any other portion hereof.

(h)          Seller agrees to pay on demand all reasonable and documented third-party costs and out-of-pocket expenses (including the reasonable fees and expenses of counsel) actually incurred by a Seller Releasee relating to any proceeding with respect to the enforcement or protection of the rights of such Seller Releasee hereunder provided such Seller Releasee is the prevailing party in such proceeding.

(i)          This Waiver and Release shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

IN WITNESS WHEREOF, the Waiver and Release is executed as of the Effective Date.

[ ]

By:
Name:
Title:

____________________________

Witness:

Date: _________, 2012

WAIVER AND RELEASE OF CLAIMS

[        ] (“Seller”), hereby executes and delivers this Waiver and Release of claims (this “Waiver and Release”), on and as of this ____ of __________, 2012 (the “Effective Date”), as required by and pursuant to Section 7.2(i) of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated July 6, 2012, by and among the Francis David Corporation d/b/a Electronic Merchant Systems(the “Company”), Enzo Merger Sub, Inc., a Delaware corporation, Universal Business Payment Solutions Acquisition Corporation (the “Parent”) a Delaware corporation, the Stockholders of the Company listed on Annex A and James Weiland, as representative. Capitalized terms used herein without definition shall have the meaning set forth in the Merger Agreement.

(a)          Except as set forth below, Seller, fully, finally and irrevocably releases, acquits and forever discharges the Company, Parent and each of their respective officers, directors, partners, general partners, limited partners, managing directors, members, managers, stockholders, trustees, shareholders, representatives, employees, principals, agents, Affiliates, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them, (collectively, the “Seller Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Seller Releasees, Seller ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, at any time in the past until and including the Effective Date (collectively, “Seller Causes of Action”).

(b)          Seller further irrevocably agrees not to, directly or indirectly, (i) commence, institute or cause to be commenced any litigation, lawsuit or any other proceeding of any kind against any Seller Releasee based on or arising from any of the released Seller Causes of Action, or (ii) assert any claim, demand or action against any Seller Releasees with respect to the released Seller Causes of Action.

(c)          For the avoidance of doubt, nothing in this Wavier and Release or otherwise is intended to waive or constitutes a waiver of any claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity against any Seller Releasees (i) with respect to matters that arise from and after the Closing (as defined in the Merger Agreement), and/or (ii) arising out of or from the Merger Agreement, the Ancillary Agreements or any other document or instrument executed and delivered by Seller or any of the Seller’s Owners in connection therewith.

(d)          Seller hereby represents and warrants (i) that it has full power and authority to enter into the agreements set forth herein, (ii) that it has not heretofore transferred, conveyed or assigned any Seller Causes of Action or any portion thereof or interest therein and (iii) that in executing this Waiver and Release it has not relied upon any representation or statement made by any Seller Releasee or any of their representatives with regard to the subject matter, basis or effect of this Waiver and Release.

(e)          Seller hereby agrees to execute and deliver such documents and take such other actions as may be reasonably required in connection with the enforcement of this Waiver and Release.

(f)          This Waiver and Release may not be changed except in a writing signed by the Seller and Parent. This Waiver and Release shall be binding upon Seller and its heirs, successors and assigns and shall inure to the benefit of the Seller Releasees and their respective affiliates, heirs, successors and assigns.

(g)          If any provision or provisions of this Waiver and Release, or any portion of any provision hereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, such determination or action shall be construed so as not to affect the validity or enforceability hereof and shall not affect the validity or effect of any other portion hereof.

(h)          Seller agrees to pay on demand all reasonable and documented third-party costs and out-of-pocket expenses (including the reasonable fees and expenses of counsel) actually incurred by a Seller Releasee relating to any proceeding with respect to the enforcement or protection of the rights of such Seller Releasee hereunder provided such Seller Releasee is the prevailing party in such proceeding.

(i)          This Waiver and Release shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

IN WITNESS WHEREOF, the Waiver and Release is executed as of the Effective Date.

[ ]

By:
Name:
Title:

____________________________

Witness:

Date: _________, 2012

WAIVER AND RELEASE OF CLAIMS

This Waiver and Release Agreement (this “Agreement”) by and among [_______________________] (“Seller”), AD Computer Corporation, a Pennsylvania corporation (“ADC”), and Payroll Tax Filing Services, Inc., a Pennsylvania corporation (together with ADC, the “Companies”) is made on and as of the ____ of __________, 2012 (the “Effective Date”), as required by and pursuant to Section 7.2(h) of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated July 6, 2012, by and among the Companies, ADC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Universal Business Payment Solutions Acquisition Corporation (the “Parent”), a Delaware corporation, Carol and C. Nicholas Antich as joint tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich as Representative.

In consideration of the mutual covenants set forth in the Merger Agreement and herein, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.Waiver and Release of Claims.

1.1           Except as set forth in paragraph 1(c) below, Seller, fully, finally and irrevocably releases, acquits and forever discharges the Companies, Parent and each of their respective officers, directors, partners, general partners, limited partners, managing directors, members, managers, stockholders, trustees, shareholders, representatives, employees, principals, agents, Affiliates, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them, (collectively, the “Seller Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Seller Releasees, Seller ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, at any time in the past until and including the Effective Date (collectively, “Seller Causes of Action”).

1.2           Seller further irrevocably agrees not to, directly or indirectly, (i) commence, institute or cause to be commenced any litigation, lawsuit or any other proceeding of any kind against any Seller Releasee based on or arising from any of the released Seller Causes of Action, or (ii) assert any claim, demand or action against any Seller Releasees with respect to the released Seller Causes of Action.

1.3           Nothing in this Agreement or otherwise shall or is intended to waive or constitute a waiver of any claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity against any Seller Releasees (i) with respect to matters that arise from and after the Closing (as defined in the Merger Agreement), (ii) based upon or arising (whether before or after the Effective Date) out of or from the Merger Agreement, any other document or instrument executed and delivered by Seller, any of the Companies, Parent, or Merger Sub in connection with the Merger Agreement, or any of the transactions consummated pursuant thereto, (iii) with respect to any accrued but unpaid compensation or expense reimbursement included in the calculation of Estimated Closing Net Working Capital under the Merger Agreement, and/or (iv) based upon or arising out of the Companies’ obligations under paragraph 2 below.

ARTICLE II.Miscellaneous.

2.1           Seller hereby represents and warrants (i) that it has full power and authority to enter into the agreements set forth herein, (ii) that it has not heretofore transferred, conveyed or assigned any Seller Causes of Action or any portion thereof or interest therein and (iii) that in executing this Waiver and Release it has not relied upon any representation or statement made by any Seller Releasee or any of their representatives with regard to the subject matter, basis or effect of this Agreement. The Companies hereby represent and warrant that they have full power and authority to enter into this Agreement and that the execution, delivery and performance of this Agreement by each of the Companies have been duly authorized by all necessary corporate action.

2.2           Each party hereto hereby agrees to execute and deliver such documents and take such other actions as may be reasonably required in connection with the enforcement of this Agreement.

2.3           This Agreement may not be changed except in a writing signed by the Seller and Parent. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns and further shall inure to the benefit of the Seller Releasees and their respective affiliates, heirs, successors and assigns.

2.4           If any provision or provisions of this Agreement, or any portion of any provision hereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, such determination or action shall be construed so as not to affect the validity or enforceability hereof and shall not affect the validity or effect of any other portion hereof.

2.5           Seller agrees to pay on demand all reasonable and documented third-party costs and out-of-pocket expenses (including the reasonable fees and expenses of counsel) actually incurred by a Seller Releasee relating to any proceeding with respect to the enforcement or protection of the rights of such Seller Releasee hereunder provided such Seller Releasee is the prevailing party in such proceeding. Each of the Companies agrees to pay on demand all reasonable and documented third-party costs and out-of-pocket expenses (including the reasonable fees and expenses of counsel) actually incurred by a Seller, his or her heirs and/or personal representatives, relating to any proceeding with respect to the obligations of such Seller hereunder, or to the enforcement or protection of the rights of such Seller hereunder, provided such Seller, his or her heirs or personal representatives is/are the prevailing party in such proceeding.

2.6           This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, this Waiver, Release and Indemnification Agreement is executed as of the Effective Date.

AD COMPUTER CORPORATION	SELLER

By:
Name:	Name:
Title:

PAYROLL TAX FILING SERVICES, INC.

By:
Name:
Title:

 Annex I

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between A D Computer Corporation (the “Employer”) and C. Nicholas Antich (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among the Employer, Payroll Tax Filing Service, Inc. (“PTFS”), Universal Business Payment Solutions Acquisition Corporation (“Parent”), ADC Merger Sub, Inc., the stockholders of each of the Employer and PTFS, and Executive, as Representative, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

          WHEREAS, Executive is currently employed as an executive of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as an executive, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of eighteen months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period on the eighteen-month anniversary of the Effective Date (the “Renewal Date”) and on each anniversary of the Renewal Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

°             Position and Duties.

i)          During the Employment Period, Executive shall serve as an CEO the Employer and in such other positions with the Employer’s Affiliates (for no additional compensation) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board or its designee(s).

ii)         During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and, to the extent requested by the Board, Employer’s Affiliates. During the Employment Period, Executive shall not obtain other employment of any kind, shall not be a candidate for public office and shall not serve on the board or committee of any charitable, religious, or educational institution or engage in the operation of any other business without receiving prior written approval of the Board (which approval may be withheld in the Board’s sole discretion).

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°             Salary, Bonus, Benefits and Expenses.

i)            Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $300,000 per annum (the “Base Salary”). Annually, commencing in 2013, the Board may review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

ii)           Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

iii)          Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer (as such may exist from time to time), including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

iv)          Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than the end of the year following the year during which the underlying expense was incurred. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit.

°             Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 60 days advance written notice to the Employer. Effective immediately upon any Separation (as defined below), Executive shall be deemed to have resigned from all officer, employee and director positions held by Executive with the Employer and all of its Affiliates.

°             Severance.

i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

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(1)          contingent upon Executive’s execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A and reasonably satisfactory to the Employer within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) if the Separation shall have occurred before the expiration of the initial eighteen (18) month Employment Period, (i) Base Salary continuation during the period commencing on such Separation and ending on the last day of the then current Employment Period (without giving effect to any automatic renewal thereof), to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (ii) provided that such Separation occurs on or after July 1 of the applicable calendar year, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs; and (B) if the Separation shall have occurred on or after the expiration of the initial eighteen (18) month Employment Period, (i) Base Salary continuation during the period commencing on such Separation and ending on the earlier of the expiration of the then current Employment Period (without giving effect to any automatic renewal thereof) or the one hundred eightieth (180th) day after the date of Separation, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date;

(2)          any accrued but unpaid Base Salary and accrued but unused vacation time;

(3)          any earned but unpaid annual bonus with respect to the calendar year ending prior to the Executive’s Separation; and

(4)          any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof in any respect, any and all remaining payments and benefits payable under this Agreement, other than those specified in clauses (x) and (y) of Section 1(d)(ii) below, shall be immediately forfeited.

ii)          Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

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Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

Confidential Information.

°          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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°          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

°          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold information known (or that should have been known) by him to be, or which the Employer or an Affiliate has advised him is, Third Party Information in the strictest confidence and will not disclose such information to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use such information, except in connection with his work for the Employer or any of its Affiliates, unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

°          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

°          Non-Competition. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates, during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than five percent (5%) of the outstanding capital stock of any publicly-held company.

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°          Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

°          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

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°          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

°          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

°          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s assigned responsibilities (other than any such failure resulting from Executive’s incapacity due to physical or mental illness); or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

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“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location that increases Executive’s one-way commute by more than 25 miles. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within sixty (60) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
A D Computer Corporation
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877)-861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

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Indemnification and Advancement of Expenses.

°          Except as expressly prohibited by applicable law, Employer shall indemnify Executive if, during the Employment Period or thereafter, Executive is made a party or is threatened to be made a party to any action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Employer, a class of its shareholders or otherwise, by reason of the fact that, during the Employment Period, Executive was a director, officer or executive of the Employer or a subsidiary of the Employer, or, during the Employment Period, Executive was serving at the request of the Employer as a member of the governing board, officer, manager, fiduciary or trustee of a corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, against reasonable expenses (including reasonable attorneys’ fees), judgments, fines, damages, punitive damages, penalties, excise taxes assessed with respect to employee benefit plans and amounts paid in settlement in connection with such action, suit, appeal or other proceedings. However, indemnification under this Section shall not be made in connection with any such action, suit, appeal or other proceeding where the act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness or with respect to any matter arising out of or relating to Executive’s employment by the Employer prior to the Effective Date.

°          Except as prohibited by applicable law, subject to the condition described in the next sentence, reasonable expenses, including reasonable attorneys’ fees, incurred by Executive in defending a proceeding referred to in Section 8(a) shall be paid by the Employer, subject to receipt of documentation reasonably satisfactory to the Employer, in advance of the final disposition of such proceeding. In order for the Employer to make such payments prior to the final disposition of the proceeding, Executive shall execute and deliver to the Employer his written agreement to reasonably cooperate with the Employer in connection with such proceeding and to repay the amounts so paid by the Employer on his behalf for which Executive is not entitled to indemnification under Section 8(a).

°          The right of indemnification and the right of advancement of expenses provided in this Section shall not be deemed exclusive of any rights, whether now existing or hereafter created, to which Executive may be entitled under any agreement or provision of the Employer’s By-laws or Articles of Incorporation or otherwise; shall be deemed to create contractual rights in favor of Executive; shall survive the termination of the Employment Period; and shall inure to the benefit of the heirs and legal representatives of Executive.

°          If any provision or provisions of this Section shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Section shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Section shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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General Provisions.

°          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

°          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

°          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

°          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

°          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors, assigns, heirs and personal representatives.

°          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Allentown, Pennsylvania with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Lehigh, Pennsylvania).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

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°             Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive solely for reasonable travel expenses (including lodging and meals, upon submission of receipts).

°             Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

°             Insurance.

i)          The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

ii)          Employer or its Affiliates shall maintain or cause Parent to maintain directors and officers’ liability insurance coverage, which shall include Executive during the Employment Period to the same extent as any other officer or director of the Employer under such Directors and Officers Insurance Policy as may be obtained by the Employer on such terms and with such exclusions, limitations and deductibles as the Employer shall determine in its sole discretion.

°             Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

°             Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

°             Code Section 409A.

i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

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ii)          Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

iii)          Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

iv)          Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

°             Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first written above.

A D COMPUTER CORPORATION

By:	C. Nicholas Antich
Name: C. Nicholas Antich
Title: President

EXECUTIVE:

/s/ C. Nicholas Antich
C. Nicholas Antich

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EXHIBIT A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, C. Nicholas Antich (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges A D Computer Corporation (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Pennsylvania Human Relations Act, and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Sections 1(b)(iv) and 1(d) of the Employment Agreement between Executive and the Company dated July 6, 2012 (the “Employment Agreement”); (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company; (iii) any Claims to indemnification or advancement of expenses pursuant to the Employment Agreement, any bylaw of any Released Party or any written agreement between Executive and any Released Party; or (iv) any Claims in respect of the matters referred to in items (ii) and (iii) of paragraph 1(c) of that certain Waiver and Release of Claims between Executive and the Company dated as of the Effective Date of the Employment Agreement. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

C. Nicholas Antich

Dated:

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between A D Computer Corporation (the “Employer”) and Eric Antich (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among the Employer, Payroll Tax Filing Service, Inc. (“PTFS”), Universal Business Payment Solutions Acquisition Corporation (“Parent”), ADC Merger Sub, Inc., the stockholders of each of the Employer and PTFS, and C. Nicholas Antich, as Representative, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

          WHEREAS, Executive is currently employed as an executive of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as an executive, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of eighteen months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period on the eighteen-month anniversary of the Effective Date (the “Renewal Date”) and on each anniversary of the Renewal Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

°             Position and Duties.

i)          During the Employment Period, Executive shall serve as an executive of the Employer and in such other positions with the Employer’s Affiliates (for no additional compensation) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board or its designee(s).

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ii)          During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and, to the extent requested by the Board, Employer’s Affiliates. During the Employment Period, Executive shall not obtain other employment of any kind, shall not be a candidate for public office and shall not serve on the board or committee of any charitable, religious, or educational institution or engage in the operation of any other business without receiving prior written approval of the Board (which approval may be withheld in the Board’s sole discretion).

°             Salary, Bonus, Benefits and Expenses.

i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $110,000 per annum (the “Base Salary”). Annually, commencing in 2013, the Board may review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

ii)          Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

iii)          Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer (as such may exist from time to time), including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

iv)          Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than the end of the year following the year during which the underlying expense was incurred. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit.

°             Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 60 days advance written notice to the Employer. Effective immediately upon any Separation (as defined below), Executive shall be deemed to have resigned from all officer, employee and director positions held by Executive with the Employer and all of its Affiliates.

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°             Severance.

i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)          contingent upon Executive’s execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A and reasonably satisfactory to the Employer within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) if the Separation shall have occurred before the expiration of the initial eighteen (18) month Employment Period, (i) Base Salary continuation during the period commencing on such Separation and ending on the last day of the then current Employment Period (without giving effect to any automatic renewal thereof), to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (ii) provided that such Separation occurs on or after July 1 of the applicable calendar year, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs; and (B) if the Separation shall have occurred on or after the expiration of the initial eighteen (18) month Employment Period, (i) Base Salary continuation during the period commencing on such Separation and ending on the earlier of the expiration of the then current Employment Period (without giving effect to any automatic renewal thereof) or the one hundred eightieth (180th) day after the date of Separation, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date;

(2)          any accrued but unpaid Base Salary and accrued but unused vacation time;

(3)          any earned but unpaid annual bonus with respect to the calendar year ending prior to the Executive’s Separation; and

(4)          any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof in any respect, any and all remaining payments and benefits payable under this Agreement, other than those specified in clauses (x) and (y) of Section 1(d)(ii) below, shall be immediately forfeited.

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ii)          Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

Confidential Information.

°             Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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°          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

°          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold information known (or that should have been known) by him to be, or which the Employer or an Affiliate has advised him is, Third Party Information in the strictest confidence and will not disclose such information to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use such information, except in connection with his work for the Employer or any of its Affiliates, unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

°          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

°          Non-Competition. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates, during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than five percent (5%) of the outstanding capital stock of any publicly-held company.

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°          Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

°          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

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°          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

°          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

°          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s assigned responsibilities (other than any such failure resulting from Executive’s incapacity due to physical or mental illness); or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

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“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location that increases Executive’s one-way commute by more than 25 miles. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within sixty (60) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
A D Computer Corporation
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877)-861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

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Indemnification and Advancement of Expenses.

°          Except as expressly prohibited by applicable law, Employer shall indemnify Executive if, during the Employment Period or thereafter, Executive is made a party or is threatened to be made a party to any action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Employer, a class of its shareholders or otherwise, by reason of the fact that, during the Employment Period, Executive was a director, officer or executive of the Employer or a subsidiary of the Employer, or, during the Employment Period, Executive was serving at the request of the Employer as a member of the governing board, officer, manager, fiduciary or trustee of a corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, against reasonable expenses (including reasonable attorneys’ fees), judgments, fines, damages, punitive damages, penalties, excise taxes assessed with respect to employee benefit plans and amounts paid in settlement in connection with such action, suit, appeal or other proceedings. However, indemnification under this Section shall not be made in connection with any such action, suit, appeal or other proceeding where the act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness or with respect to any matter arising out of or relating to Executive’s employment by the Employer prior to the Effective Date.

°          Except as prohibited by applicable law, subject to the condition described in the next sentence, reasonable expenses, including reasonable attorneys’ fees, incurred by Executive in defending a proceeding referred to in Section 8(a) shall be paid by the Employer, subject to receipt of documentation reasonably satisfactory to the Employer, in advance of the final disposition of such proceeding. In order for the Employer to make such payments prior to the final disposition of the proceeding, Executive shall execute and deliver to the Employer his written agreement to reasonably cooperate with the Employer in connection with such proceeding and to repay the amounts so paid by the Employer on his behalf for which Executive is not entitled to indemnification under Section 8(a).

°          The right of indemnification and the right of advancement of expenses provided in this Section shall not be deemed exclusive of any rights, whether now existing or hereafter created, to which Executive may be entitled under any agreement or provision of the Employer’s By-laws or Articles of Incorporation or otherwise; shall be deemed to create contractual rights in favor of Executive; shall survive the termination of the Employment Period; and shall inure to the benefit of the heirs and legal representatives of Executive.

°          If any provision or provisions of this Section shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Section shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Section shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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General Provisions.

°          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

°          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

°          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

°          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

°          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors, assigns, heirs and personal representatives.

°          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Allentown, Pennsylvania with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Lehigh, Pennsylvania).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

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°             Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive solely for reasonable travel expenses (including lodging and meals, upon submission of receipts).

°             Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

°             Insurance.

i)          The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

ii)          Employer or its Affiliates shall maintain or cause Parent to maintain directors and officers’ liability insurance coverage, which shall include Executive during the Employment Period to the same extent as any other officer or director of the Employer under such Directors and Officers Insurance Policy as may be obtained by the Employer on such terms and with such exclusions, limitations and deductibles as the Employer shall determine in its sole discretion.

°             Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

°             Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

°             Code Section 409A.

i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

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ii)          Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

iii)          Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

iv)          Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

°             Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first written above.

A D COMPUTER CORPORATION

By:	C. Nicholas Antich
Name: C. Nicholas Antich
Title: President

EXECUTIVE:

/s/ Eric Anich
Eric Antich

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EXHIBIT A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Eric Antich (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges A D Computer Corporation (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Pennsylvania Human Relations Act, and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Sections 1(b)(iv) and 1(d) of the Employment Agreement between Executive and the Company dated July 6, 2012 (the “Employment Agreement”); (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company; (iii) any Claims to indemnification or advancement of expenses pursuant to the Employment Agreement, any bylaw of any Released Party or any written agreement between Executive and any Released Party; or (iv) any Claims in respect of the matters referred to in items (ii) and (iii) of paragraph 1(c) of that certain Waiver and Release of Claims between Executive and the Company dated as of the Effective Date of the Employment Agreement. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Eric Antich

Dated:

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EMPLOYMENT AGREEMENT

          THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between Payroll Tax Filing Services, Inc. (the “Employer”) and Joel Serfass (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among, the Employer, A D Computer Corporation (the Seller”), Universal Business Payment Solutions Acquisition Corporation, ADC Merger Sub, Inc., the stockholders of the Employer and Seller and C. Nicholas Antich, as Representative, and shall be null and void ab initio in the event that the Merger does not occur on or before December 15, 2012.

RECITALS

WHEREAS, Executive is currently employed as an executive of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as an executive, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for the period beginning on the Effective Date and ending automatically and without the requirement of notice on June 30, 2013 unless terminated sooner in accordance with Section 1(c) (the “Employment Period”).

°             Position and Duties.

i)          During the Employment Period, Executive shall serve as the CEO of the Employer and shall have the normal duties, responsibilities and authority implied by such position and consistent with past practices. Executive shall not serve as a board member of the Employer.

ii)          During the Employment Period, Executive shall devote Executive’s best efforts and, except as specifically provided below, Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement, (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time. Notwithstanding the foregoing, Executive may continue to provide services to Serfass & Cremia, LLC and to cause other employees of the Employer to provide such services to Serfass & Cremia, LLC, in each case, consistent with past practice, and, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement, with the Employer’s board of directors’ (the “Board”) prior written approval (which approval may not be unreasonably withheld), Executive may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations. For the avoidance of doubt, Executive’s current service on the boards of Credit Bureau Associates of Lehigh Valley, Inc. and First Windish Fraternal Benefits Society shall be deemed to have been approved by the Board.

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°             Salary, Bonus, Benefits and Expenses.

i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $240,000 per annum, payable in accordance with the Company’s regular payroll procedures, provided that, effective January 1, 2013, Executive’s base salary shall become $150,000 per annum. Commencing in 2013, the Board may review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the base salary as in effect from time to time.

ii)          Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

iii)          Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer (as such may exist from time to time), including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

iv)          Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than the end of the year following the year during which the underlying expense was incurred. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit. The amount of expenses reimbursable in any one calendar year shall not affect the amount reimbursable in any other calendar year.

°             Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 60 days advance written notice to the Employer. Effective immediately upon any Separation (as defined below), Executive shall be deemed to have resigned from all officer, employee and director positions held by Executive with the Employer and all of its Affiliates.

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°             Severance.

i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)          contingent upon Executive’s execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A that becomes effective and irrevocable no later than sixty (60) days following the date of such termination, (A) Base Salary continuation during the period commencing on the date of Separation and ending on the last day of the Employment Period, to be paid in accordance with the Employer’s normal payroll procedures beginning on the first normal payroll date after the sixtieth (60th) day following such Separation, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date; (B) provided that such Separation occurs on or after July 1 of the applicable calendar year, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs; and (C) if Executive elects continuation of group medical or dental plan benefits to which Executive or Executive’s eligible dependents are entitled under 29 U.S.C. § 1161 et seq. (“COBRA”), then, until the earlier of (i) January 31, 2014, (ii) the expiration of the applicable statutory coverage period or (iii) the date on which Executive becomes eligible to participate in the group medical and dental plans of a subsequent employer, the Employer shall pay the portion of the applicable COBRA premiums equal to the cost to the Employer of coverage for the Executive and/or his eligible dependents, as applicable, under the Employer’s group medical and dental plans as in effect on the Executive’s date of termination (the “Extended Health Insurance Benefit”);

(2)          any accrued but unpaid Base Salary and accrued but unused vacation time;

(3)          any earned but unpaid annual bonus with respect to the calendar year ending prior to the Executive’s Separation; and

(4)          any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement, other than those specified in clauses (x) and (y) of Section 1(d)(ii) below, shall be immediately forfeited.

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ii)          Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause. If Executive’s Separation occurs by reason of death, Disability or the expiration of the Employment Period on June 30, 2013 the Employer’s sole obligation to Executive shall be to pay to Executive the amounts set forth in clauses (x) and (y) of this Section 1(d)(ii) and to pay, through January 31, 2014, the Extended Health Insurance Benefit.

iii)          Conditional Severance. In the event the Employer does not pay certain key employees of PTFS at least the base salary amounts set forth in Exhibit B hereto for the period from January 1, 2013 through June 30, 2013 for any reason other than in the event such employees are terminated by the Employer for Cause (any deficiency in such aggregate base salary payments being hereinafter called the “Deficiency”), then Executive may terminate his employment for Good Reason and, in addition to Executive’s entitlements under Section 1(d)(i), the Employer shall pay to Executive (subject to Executive’s execution and delivery of the general release of claims provided for in Section 1(d)(i)), no later than August 31, 2013, an amount equal to the lesser of $90,000 and the amount of the Deficiency.

Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

Confidential Information.

°             Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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°          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

°          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold information known (or that should have been known) by him to be, or which the Employer or an Affiliate has advised him is, Third Party Information in the strictest confidence and will not disclose such information to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use such information, except in connection with his work for the Employer or any of its Affiliates, unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

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°          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by deposition, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

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°         Non-Competition. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates, during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than five percent (5%) of the outstanding capital stock of any publicly-held company.

°         Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

°         Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

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°         Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

°         Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

°         Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

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“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s assigned responsibilities (other than any such failure resulting from Executive’s incapacity due to physical or mental illness); or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities, (ii) the permanent relocation or transfer of Executive’s principal work address to a location that increases Executive’s one-way commute by more than 25 miles, or (iii) failure of the Employer to pay base salaries to certain key PTFS employees, during the period January 1, 2013 through June 30, 2013, at least equal to that set forth in Exhibit B hereto. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within sixty (60) days after receipt of such notice in the case of the foregoing clauses (i) and (ii) and within fifteen (15) days in the case of the foregoing clause (iii).

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

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To the Employer:
Payroll Tax Filing Services, Inc.
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

Indemnification and Advancement of Expenses.

°         Except as expressly prohibited by applicable law, Employer shall indemnify Executive if, during the Employment Period or thereafter, Executive is made a party or is threatened to be made a party to any action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Employer, a class of its shareholders or otherwise, by reason of the fact that, during the Employment Period, Executive was a director, officer or executive of the Employer or a subsidiary of the Employer, or, during the Employment Period, Executive was serving at the request of the Employer as a member of the governing board, officer, manager, fiduciary or trustee of a corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, against reasonable expenses (including reasonable attorneys’ fees), judgments, fines, damages, punitive damages, penalties, excise taxes assessed with respect to employee benefit plans and amounts paid in settlement in connection with such action, suit, appeal or other proceedings. However, indemnification under this Section shall not be made in connection with any such action, suit, appeal or other proceeding where the act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness or with respect to any matter arising out of or relating to Executive’s employment by the Employer prior to the Effective Date.

°         Except as prohibited by applicable law, subject to the condition described in the next sentence, reasonable expenses, including reasonable attorneys’ fees, incurred by Executive in defending a proceeding referred to in Section 8(a) shall be paid by the Employer, subject to receipt of documentation reasonably satisfactory to the Employer, in advance of the final disposition of such proceeding. In order for the Employer to make such payments prior to the final disposition of the proceeding, Executive shall execute and deliver to the Employer his written agreement to reasonably cooperate with the Employer in connection with such proceeding and to repay the amounts so paid by the Employer on his behalf for which Executive is not entitled to indemnification under Section 8(a).

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°         The right of indemnification and the right of advancement of expenses provided in this Section shall not be deemed exclusive of any rights, whether now existing or hereafter created, to which Executive may be entitled under any agreement or provision of the Employer’s By-laws or Articles of Incorporation or otherwise; shall be deemed to create contractual rights in favor of Executive; shall survive the termination of the Employment Period; and shall inure to the benefit of the heirs and legal representatives of Executive.

°         If any provision or provisions of this Section shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Section shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Section shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Compensation of Key Employees. During the Employment Period, Executive shall have the authority to review and determine, subject to the approval of the Board or the Compensation Committee thereof, if any, the compensation of the employees of the Employer (other than Executive), provided that, effective January 1, 2013, the base salaries of the employees listed on Exhibit B shall be increased as set forth therein and shall not be decreased during the Employment Period except with Executive’s written consent. Notwithstanding the forgoing, nothing herein shall interfere with the right of the Employer to terminate any such employee at any time, with or without cause, or, except as expressly provided above, prevent the employer from modifying any of the terms and conditions of any such employee’s employment.

General Provisions.

°         Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

°         Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

°         No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

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°         Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

°         Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors, assigns, heirs and personal representatives.

°         Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Allentown, Pennsylvania with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Lehigh, Pennsylvania).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

°         Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive solely for reasonable travel expenses (including lodging and meals, upon submission of receipts).

°         Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

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°            Insurance.

i)         The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

ii)        Employer shall maintain or cause Parent to maintain directors and officers’ liability insurance coverage, which shall include Executive, to the same extent as any officer or director of Parent

°            Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

°            Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

°            Code Section 409A.

i)         It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

ii)        Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

iii)      Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

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iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

°             Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

°             Incorporation. The Preamble and Recitals are incorporated herein by reference and are a substantive part of this Agreement.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first written above.

PAYROLL TAX FILING SERVICES, INC.

By:	C. Nicholas Antich
Name: C. Nicholas Antich
Title: President

EXECUTIVE:

/s/ Joel Serfass
Joel Serfass

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EXHIBIT A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Joel Serfass (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges Payroll Tax Filing Services, Inc. (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Pennsylvania Human Relations Act, and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Sections 1(b)(iv) and 1(d) of the Employment Agreement between Executive and the Company dated July 6, 2012 (the “Employment Agreement”); (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company; (iii) any Claims to indemnification or advancement of expenses pursuant to the Employment Agreement, any bylaw of any Released Party or any written agreement between Executive and any Released Party; or (iv) any Claims in respect of the matters referred to in clauses (ii) and (iii) of paragraph 1(c) of that certain Waiver and Release of Claims between Executive and the Employer dated as of the Effective Date of the Employment Agreement. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Joel Serfass

Dated:_________________

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EXHIBIT B

Key Employee Initial Base Salaries

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SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”), dated as of August 15, 2012, is made by and between Francis David Corporation (the “Employer”) and Paul O’Neil (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among Employer, Universal Business Payment Solutions Acquisition Corporation (“Parent”), Enzo Merger Sub, Inc., the stockholders of the Employer (the “Stockholders”) and James Weiland, as representative of the Stockholders, and shall be null and void ab initio in the event that the Merger does not occur. This Agreement amends, restates and supersedes in its entirety the Amended and Restated Employment Agreement dated as of July 16, 2012 by and between the Employer and Executive (the “Prior Agreement”).

RECITALS

WHEREAS, Executive is currently employed as the Chief Financial Officer of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as its Chief Financial Officer, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.          Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six (36) months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one (1) year period beginning on the thirty-sixth (36th) month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least ninety (90) days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)          Position and Duties.

(i)          During the Employment Period, Executive shall serve as the Chief Financial Officer of the Employer and in such other positions with the Employer’s Affiliates (for no additional compensation) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board, the Company’s Chief Executive Officer or their designee(s). Notwithstanding the foregoing, Executive shall not be appointed an officer Parent without his prior written consent (which consent shall not be unreasonably withheld).

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(ii)         During the Employment Period, Executive shall faithfully devote his full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) materially interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any material portion of Executive’s business time; provided, however, that, to the extent that the following does not materially impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of Two Hundred Fifty-Two Thousand and 00/100 Dollars ($252,000) per annum (the “Base Salary”). Annually, commencing in 2013, Executive will receive an increase of 5% in Base Salary. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other senior executive-level employees of the Employer, under all employee benefit plans and programs of the Employer, including, without limitation, paid vacation of at least six (6) weeks per year, paid-time off, retirement, health insurance and life insurance, or as agreed to by the Employer from time to time.

(iv)        Fringe Benefits. During the Employment Period, Executive shall be entitled to receive the fringe benefits provided on Exhibit A attached hereto and made a part hereof.

(v)         Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time, including reasonable cellular telephone expenses. All reimbursements under this Section 1(b)(v) shall be made within forty-five (45) days following proper submission to the Employer of a reimbursement request. Amounts reimbursable for expenses in any one calendar year shall not affect amounts reimbursable for expenses in any other calendar year. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit.

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(c)          Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon sixty (60) days advance written notice to the Employer. Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

(d)          Severance.

(i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the Executive’s execution of a general release of claims in the form attached hereto and made apart hereof as Exhibit B that becomes effective and irrevocable within sixty (60) days following the date of such termination, (A) Base Salary continuation for a period equal to the greater of: (1) eighteen (18) months measured from the date of termination or (2) throughout the period commencing on the date of termination and ending on the last day of the then current Employment Period without giving effect to any automatic renewal thereof or any limitation on the Employment Period in accordance with Section 1(c) above. Such payments shall begin on the first normal payroll date of the Employer after the sixtieth (60th) day following such Separation, and the payments deferred from the date of Separation through such payroll date shall be paid in one lump sum on such payroll date; and (B) provided that such Separation occurs on or after July 1 of the applicable calendar year, a pro-rata portion of the annual bonus, if any, Executive would have received under Section 1(b)(ii) for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan and federal law.

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Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

(e)          D&O Insurance. The Employer shall obtain, pay for and maintain, so long as Executive serves the Employer hereunder, a directors and officers insurance policy in an amount not less than Five Million and 00/100 Dollars ($5,000,000), naming Executive as a beneficiary thereunder and insuring Executive from any and all liabilities arising by reason by Executive’s position and service with the Employer and its Affiliates.

2.          Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for senior executive-level employees on the terms and conditions set forth in such plan and the applicable award agreement.

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3.          Confidential Information.

(a)          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any (i) information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement). Agreement) and (ii) information which the Employer has approved in writing for release by Executive without restriction.

(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

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(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

4.          Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

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5.          Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)          Non-Competition. Executive shall not, while Executive is employed by the Employer and for twenty-four (24) months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates, during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than two percent (2%) of the outstanding capital stock of any publicly-held company.

(b)          Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Employer or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(c)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(d)          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(e)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(f)          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

6.            Indemnification.

(a)          Except as prohibited by applicable law, the Employer shall indemnify Executive to the fullest extent permitted by the Employer’s By-laws and Certificate of Incorporation if Executive is made or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that Executive is or was an employee or a director of the Employer or any of its Affiliates during the Employment Period; provided that Executive shall not be entitled to indemnification in connection with any such action, suit or proceeding with respect to or arising out of Executive’s willful misconduct or gross negligence or with respect to or arising out of Executive’s employment by the Employer prior to the Effective Date.

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(b)          Except as prohibited by applicable law, reasonable expenses (including reasonable attorney’s fees) incurred by Executive in defending any action, suit, or proceeding described in Section 6(a) shall be paid by the Employer as they are incurred, subject to receipt of documentation reasonably acceptable to the Employer, in advance of final disposition of the action, suit or proceeding upon receipt of a written undertaking by Executive to reasonably cooperate with the Employer concerning such action, suit or proceeding and to reimburse the Employer for any expenses advanced by the Employer in connection with any such action, suit or proceeding for which Executive is not entitled to indemnification pursuant to Section 6(a).

7.           Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) Executive’s fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D), (E) and (F) above, Cause will only be deemed to occur after written notice to Executive of such breach, failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such breach, failure, neglect or misconduct (which is capable of cure) within thirty (30) days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D), (E) and (F).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of one hundred twenty (120) consecutive days, as determined by the Board in good faith.

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“Good Reason” means (i) material breach by the Employer of any provision of this Agreement, or a material breach by Employer of any other agreement between Executive and the Employer or any of its Affiliates; (ii) a significant diminution in Executive’s level of responsibilities without Executive’s consent; (iii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address without Executive’s consent; or (iv) a failure by the Employer to maintain a directors and officers insurance policy in accordance with Section 1(e) above. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after Executive knew or should have known of the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice. Notwithstanding anything herein to the contrary, Executive must terminate employment within six (6) months after Executive knew or should have known of the initial existence of the condition.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

8.            Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
Francis David Corporation
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

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9.            General Provisions.

(a)          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation the Prior Agreement or any term sheets addressing potential provisions of this Agreement or the Prior Agreement.

(c)          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Cleveland, Ohio with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Cleveland, Ohio).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

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(g)         Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive for reasonable travel expenses (including lodging and meals, upon submission of receipts).

(h)         Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

(i)          Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)          Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)         Survival. Sections 3 through 9 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)          Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

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(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six (6) month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh (7th) month following the Executive’s separation from service and (ii) the tenth (10th) business day following the Executive’s death.

(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)          Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 9(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Francis David Corporation

By:	/s/ Daniel J. Neistadt
Name: Daniel J. Neistadt
Title: President

EXECUTIVE:

/s/ Paul O’Neil
Paul A. O’Neil

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EXHIBIT A

Fringe Benefits

•	The Employer shall pay Executive’s dues and assessments (including all special assessments) attributable to, and entertainment expenses incurred at, Lakewood Country Club that are due and payable while Executive is employed by the Employer in amounts consistent with past practice.

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EXHIBIT B

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Paul A. O’Neil (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges Francis David Corporation (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Ohio Fair Employment Practices Act, Ohio Revised Code §§ 4112.01 et seq., the Ohio Whistleblow Protection Law, Ohio Revised Code §§ 4113.51 et seq., the Ohio Statutory Provisions Regarding Retaliation/Discrimination for Filing Worker’s Compensation Claim, Ohio Revised Code §§ 4113.51, the Ohio Equal Pay Law, Ohio Revised Code §§ 4111.13 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Sections 1(b)(iv) and 1(d) of the Second Amended and Restated Employment Agreement between Executive and the Company dated August __, 2012 (the “Employment Agreement”) and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Ohio, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Paul A. O’Neil

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between Francis David Corporation (the “Employer”) and Daniel J. Neistadt (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among Employer, Universal Business Payment Solutions Acquisition Corporation (“Parent”), Enzo Merger Sub, Inc., the stockholders of the Employer (the “Stockholders”) and James Weiland, as representative of the Stockholders, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the Chief Executive Officer of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as its Chief Executive Officer, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

10.         Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six (36) months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one (1) year period beginning on the thirty-sixth (36th) month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least ninety (90) days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)          Position and Duties.

(i)          During the Employment Period, Executive shall serve as the Chief Executive Officer of the Employer and in such other positions with the Employer’s Affiliates (for no additional compensation) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board or its designee(s). Notwithstanding the foregoing, Executive shall not be appointed an officer Parent without his prior written consent (which consent shall not be unreasonably withheld).

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(ii)         During the Employment Period, Executive shall faithfully devote his full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) materially interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any material portion of Executive’s business time; provided, however, that, to the extent that the following does not materially impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of Three Hundred Twenty-Five Thousand and 00/100 Dollars ($325,000) per annum (the “Base Salary”). The Board may, from time to time, review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other senior executive-level employees of the Employer, under all employee benefit plans and programs of the Employer, including, without limitation, paid vacation of at least four (4) weeks per year, paid-time off, retirement, health insurance and life insurance, or as agreed to by the Employer from time to time.

(iv)        Fringe Benefits. During the Employment Period, Executive shall be entitled to receive the fringe benefits provided on Exhibit A attached hereto and made a part hereof.

(v)         Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time, including reasonable cellular telephone expenses. All reimbursements under this Section 1(b)(v) shall be made within forty-five (45) days following proper submission to the Employer of a reimbursement request. Amounts reimbursable for expenses in any one calendar year shall not affect amounts reimbursable for expenses in any other calendar year. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit.

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(c)          Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon sixty (60) days advance written notice to the Employer. Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

(d)          Severance.

(i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the Executive’s execution of a general release of claims in the form attached hereto and made apart hereof as Exhibit B that becomes effective and irrevocable within sixty (60) days following the date of such termination, (A) Base Salary continuation for a period equal to the greater of: (1) eighteen (18) months measured from the date of termination or (2) throughout the period commencing on the date of termination and ending on the last day of the then current Employment Period without giving effect to any automatic renewal thereof or any limitation on the Employment Period in accordance with Section 1(c) above. Such payments shall begin on the first normal payroll date of the Employer after the sixtieth (60th) day following such Separation, and the payments deferred from the date of Separation through such payroll date shall be paid in one lump sum on such payroll date; and (B) provided that such Separation occurs on or after July 1 of the applicable calendar year, a pro-rata portion of the annual bonus, if any, Executive would have received under Section 1(b)(ii) for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan and federal law.

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Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

(e)          D&O Insurance. The Employer shall obtain, pay for and maintain, so long as Executive serves the Employer hereunder, a directors and officers insurance policy in an amount not less than Five Million and 00/100 Dollars ($5,000,000), naming Executive as a beneficiary thereunder and insuring Executive from any and all liabilities arising by reason by Executive’s position and service with the Employer and its Affiliates.

11.         Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for senior executive-level employees on the terms and conditions set forth in such plan and the applicable award agreement.

12.         Confidential Information.

(a)          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any (i) information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement). Agreement) and (ii) information which the Employer has approved in writing for release by Executive without restriction.

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(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

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(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

13.         Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

14.         Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

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(a)          Non-Competition. Executive shall not, while Executive is employed by the Employer and for twenty-four (24) months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates, during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than two percent (2%) of the outstanding capital stock of any publicly-held company.

(b)          Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Employer or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(c)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(d)          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(e)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(f)          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

15.         Indemnification.

(a)          Except as prohibited by applicable law, the Employer shall indemnify Executive to the fullest extent permitted by the Employer’s By-laws and Certificate of Incorporation if Executive is made or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that Executive is or was an employee or a director of the Employer or any of its Affiliates during the Employment Period; provided that Executive shall not be entitled to indemnification in connection with any such action, suit or proceeding with respect to or arising out of Executive’s willful misconduct or gross negligence or with respect to or arising out of Executive’s employment by the Employer prior to the Effective Date.

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(b)          Except as prohibited by applicable law, reasonable expenses (including reasonable attorney’s fees) incurred by Executive in defending any action, suit, or proceeding described in Section 6(a) shall be paid by the Employer as they are incurred, subject to receipt of documentation reasonably acceptable to the Employer, in advance of final disposition of the action, suit or proceeding upon receipt of a written undertaking by Executive to reasonably cooperate with the Employer concerning such action, suit or proceeding and to reimburse the Employer for any expenses advanced by the Employer in connection with any such action, suit or proceeding for which Executive is not entitled to indemnification pursuant to Section 6(a).

16.         Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) Executive’s fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D), (E) and (F) above, Cause will only be deemed to occur after written notice to Executive of such breach, failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such breach, failure, neglect or misconduct (which is capable of cure) within thirty (30) days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D), (E) and (F).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of one hundred twenty (120) consecutive days, as determined by the Board in good faith.

“Good Reason” means (i) material breach by the Employer of any provision of this Agreement, or a material breach by Employer of any other agreement between Executive and the Employer or any of its Affiliates; (ii) a significant diminution in Executive’s level of responsibilities without Executive’s consent; (iii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address without Executive’s consent; or (iv) a failure by the Employer to maintain a directors and officers insurance policy in accordance with Section 1(e) above. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after Executive knew or should have known of the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice. Notwithstanding anything herein to the contrary, Executive must terminate employment within six (6) months after Executive knew or should have known of the initial existence of the condition.

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“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

17.         Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
Francis David Corporation
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: [____________]

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

18.         General Provisions.

(a)          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

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(b)          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

(c)          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Cleveland, Ohio with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Cleveland, Ohio).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(g)          Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive for reasonable travel expenses (including lodging and meals, upon submission of receipts).

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(h)          Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

(i)            Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)           Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)           Survival. Sections 3 through 9 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)           Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

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(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six (6) month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh (7th) month following the Executive’s separation from service and (ii) the tenth (10th) business day following the Executive’s death.

(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)          Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 9(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Francis David Corporation

By:	/s/ Daniel J. Neistadt
Name: Daniel J. Neistadt
Title: President

EXECUTIVE:

/s/ Daniel J. Neistadt
Daniel J. Neistadt

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EXHIBIT A

Fringe Benefits

•	The Employer shall pay Executive’s dues and assessments (including all special assessments) attributable to, and entertainment expenses incurred at, Lakewood Country Club that are due and payable while Executive is employed by the Employer in amounts consistent with past practice.

•	During the Employment Period, the Employer shall provide Executive a stipend of One Thousand Eight Hundred and 00/100 Dollars ($1,800) per month to be used at the discretion of Executive, which stipend will be paid, net of applicable withholding taxes, on the last normal payroll date of the month to which it relates.

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EXHIBIT B

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Daniel J. Neistadt (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges Francis David Corporation (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Ohio Fair Employment Practices Act, Ohio Revised Code §§ 4112.01 et seq., the Ohio Whistleblow Protection Law, Ohio Revised Code §§ 4113.51 et seq., the Ohio Statutory Provisions Regarding Retaliation/Discrimination for Filing Worker’s Compensation Claim, Ohio Revised Code §§ 4113.51, the Ohio Equal Pay Law, Ohio Revised Code §§ 4111.13 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Sections 1(b)(iv) and 1(d) of the Employment Agreement between Executive and the Company dated [__________], 2012 (the “Employment Agreement”) and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Ohio, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Daniel J. Neistadt

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between JetPay, LLC (the “Employer”) and Shiv Enjeti (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among JetPay, LLC (“Seller”), Universal Business Payment Solutions Acquisition Corporation, JP Merger Sub, LLC, WLES, L.P. and Trent Voigt, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the Chief Technology Officer of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as Chief Technology Officer, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

19.          Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period beginning on the thirty-sixth month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)           Position and Duties.

(i)        During the Employment Period, Executive shall serve as the Chief Technology Officer of the Employer and in such other positions with the Employer’s Affiliates as are consistent with his position hereunder (for no additional compensation unless additional responsibilities warrant additional compensation and both parties agree in writing) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board, the Employer’s Chief Executive Officer or their designee(s).

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(ii)         During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time; provided, however, that, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $165,000 per annum (the “Base Salary”). Annually, commencing in January 2013, the Board will review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer, including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

(iv)        Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than 45 days following receipt by the Employer of the reimbursement request. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit, and expenses reimbursable in any one calendar year shall not affect the amount of expenses reimbursable in any other calendar year.

(c)           Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 30 days advance written notice to the Employer (or such shorter period as may be agreed to by the Employer). Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

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(d)          Severance.

(i)           Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) Base Salary continuation until the later of (I) the first anniversary of the date of Separation and (II) the last day of the then current Employment Period without giving effect to any automatic renewal thereof, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (B) provided that such Separation occurs on or after July 1 of the applicable calendar, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

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(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

20.          Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

21.          Confidential Information.

(a)           Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power or as otherwise required by law). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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22.           Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

23.           Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)          Non-Solicitation. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), directly or indirectly, on his own behalf or on behalf of any other Person (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates or otherwise interfere with such business, clients or customers, (b) induce any current or prospective customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates and with whom Executive had any contact during the Restricted Period to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate, (c) contact, solicit, approach or induce any former customers, clients, business partners, suppliers or agents of the Employer or any of its Affiliates with whom Executive had any contact during the Restricted Period to do business with Executive or any other Person, or (d) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the Restricted Period to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(b)        Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or alleged breach by the Employer or any of its Affiliates of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(c)        Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(d)        Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(e)        Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

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24.          Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude excluding DUI’s with no injury to others; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s lawful duties; (E) Executive’s failure or refusal to carry out Executive’s lawful assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

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“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

25.          Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
JetPay, LLC
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: [____________]

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

26.           General Provisions.

(a)        Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)        Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

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(c)        No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)        Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)        Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)        Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Dallas, Texas with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Dallas, Texas).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(g)        Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process (provided that Executive shall not be considered in breach of this Section 8(g) following the Employment Period if, in response to any such request, Executive timely notifies the Employer, in writing signed by the Executive’s then current employer, that such employer refuses to permit Executive reasonable time off to comply with such request and the Employer is required to compel Executive’s cooperation through service of a subpoena or other legal process), volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall provide transportation, lodging and a daily meal allowance, as reasonably determined by the Employer.

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(h)          Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

(i)           Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)           Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)           Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)            Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

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(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)         Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JETPAY, LLC

By:	/s/ Michael Gage
Name: Michael Gage
Title: CFO

EXECUTIVE:

/s/ Shiv Enjeti
Shiv Enjeti

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between JetPay, LLC (the “Employer”) and David Chester (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among JetPay, LLC (“Seller”), Universal Business Payment Solutions Acquisition Corporation, JP Merger Sub, LLC, WLES, L.P. and Trent Voigt, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the Chief Operations Officer of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as Chief Operations Officer, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

27.        Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period beginning on the thirty-sixth month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)           Position and Duties.

(i)         During the Employment Period, Executive shall serve as the Chief Operations Officer of the Employer and in such other positions with the Employer’s Affiliates as are consistent with his position hereunder (for no additional compensation unless additional responsibilities warrant additional compensation and both parties agree in writing) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board, the Employer’s Chief Executive Officer or their designee(s).

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(ii)        During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time; provided, however, that, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $150,000 per annum (the “Base Salary”). Annually, commencing in January 2013, the Board will review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer, including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

(iv)        Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than 45 days following receipt by the Employer of the reimbursement request. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit, and expenses reimbursable in any one calendar year shall not affect the amount of expenses reimbursable in any other calendar year.

(c)           Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 30 days advance written notice to the Employer (or such shorter period as may be agreed to by the Employer). Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

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(d)          Severance.

(i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) Base Salary continuation until the later of (I) the first anniversary of the date of Separation and (II) the last day of the then current Employment Period without giving effect to any automatic renewal thereof, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (B) provided that such Separation occurs on or after July 1 of the applicable calendar, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

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(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

28.           Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

29.           Confidential Information.

(a)           Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power or as otherwise required by law). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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(b)           Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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30.           Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

31.           Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)           Non-Solicitation. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), directly or indirectly, on his own behalf or on behalf of any other Person (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates or otherwise interfere with such business, clients or customers, (b) induce any current or prospective customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates and with whom Executive had any contact during the Restricted Period to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate, (c) contact, solicit, approach or induce any former customers, clients, business partners, suppliers or agents of the Employer or any of its Affiliates with whom Executive had any contact during the Restricted Period to do business with Executive or any other Person, or (d) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the Restricted Period to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(b)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or alleged breach by the Employer or any of its Affiliates of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(c)           Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(d)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(e)          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

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32.           Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude excluding DUI’s with no injury to others; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s lawful duties; (E) Executive’s failure or refusal to carry out Executive’s lawful assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

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“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

33.           Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:	JetPay, LLC
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

34.          General Provisions.

(a)        Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)        Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

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(c)        No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)        Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)        Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)        Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Dallas, Texas with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Dallas, Texas).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(g)        Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process (provided that Executive shall not be considered in breach of this Section 8(g) following the Employment Period if, in response to any such request, Executive timely notifies the Employer, in writing signed by the Executive’s then current employer, that such employer refuses to permit Executive reasonable time off to comply with such request and the Employer is required to compel Executive’s cooperation through service of a subpoena or other legal process), volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall provide transportation, lodging and a daily meal allowance, as reasonably determined by the Employer.

(h)        Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

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(i)           Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)           Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)          Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)           Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

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(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)         Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JETPAY, LLC

By:	/s/ Michael Gage
Name: Michael Gage
Title: CFO

EXECUTIVE:

/s/ David Chester
David Chester

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EMPLOYMENT AGREEMENT

        THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between JetPay, LLC (the “Employer”) and Todd Fuller (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among Employer, Universal Business Payment Solutions Acquisition Corporation, JP Merger Sub, LLC, WLES, L.P. and Trent Voigt, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the Executive Vice President - Sales of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as Executive Vice President - Sales, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

35.          Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period beginning on the thirty-sixth month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)           Position and Duties.

(i)          During the Employment Period, Executive shall serve as Executive Vice President - Sales of the Employer and in such other positions with the Employer’s Affiliates as are consistent with his position hereunder (for no additional compensation unless additional responsibilities warrant additional compensation and both parties agree in writing) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board, the Employer’s Chief Executive Officer or their designee(s).

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(ii)         During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time; provided, however, that, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $120,000 per annum (the “Base Salary”). Annually, commencing in January 2013, the Board will review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer, including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

(iv)        Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than 45 days following receipt by the Employer of the reimbursement request. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit, and expenses reimbursable in any one calendar year shall not affect the amount of expenses reimbursable in any other calendar year.

(c)          Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 30 days advance written notice to the Employer (or such shorter period as may be agreed to by the Employer). Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

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(d)          Severance.

(i)           Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) Base Salary continuation until the later of (I) the first anniversary of the date of Separation and (II) the last day of the then current Employment Period without giving effect to any automatic renewal thereof, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (B) provided that such Separation occurs on or after July 1 of the applicable calendar, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

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(ii)          Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

36.           Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

37.           Confidential Information.

(a)          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power or as otherwise required by law). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

(c)           Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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38.          Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

39.          Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)           Non-Solicitation. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), directly or indirectly, on his own behalf or on behalf of any other Person (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates or otherwise interfere with such business, clients or customers, (b) induce any current or prospective customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates and with whom Executive had any contact during the Restricted Period to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate, (c) contact, solicit, approach or induce any former customers, clients, business partners, suppliers or agents of the Employer or any of its Affiliates with whom Executive had any contact during the Restricted Period to do business with Executive or any other Person, or (d) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the Restricted Period to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(b)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or alleged breach by the Employer or any of its Affiliates of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(c)           Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(d)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(e)           Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

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40.           Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude excluding DUI’s with no injury to others; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s lawful duties; (E) Executive’s failure or refusal to carry out Executive’s lawful assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

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“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

41.         Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
JetPay, LLC
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

42.         General Provisions.

(a)          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

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(c)          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Dallas, Texas with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Dallas, Texas).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(g)          Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process (provided that Executive shall not be considered in breach of this Section 8(g) following the Employment Period if, in response to any such request, Executive timely notifies the Employer, in writing signed by the Executive’s then current employer, that such employer refuses to permit Executive reasonable time off to comply with such request and the Employer is required to compel Executive’s cooperation through service of a subpoena or other legal process), volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall provide transportation, lodging and a daily meal allowance, as reasonably determined by the Employer.

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(h)          Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

(i)          Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)          Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)          Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)          Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

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(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)          Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JETPAY, LLC

By:	/s/ Michael Gage
Name: Michael Gage
Title: CFO

EXECUTIVE:

/s/ Todd Fuller
Todd Fuller

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between JetPay, LLC (the “Employer”) and Michael Gage (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among JetPay, LLC (“Seller”), Universal Business Payment Solutions Acquisition Corporation, JP Merger Sub, LLC, WLES, L.P. and Trent Voigt, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the Chief Financial Officer of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as Chief Financial Officer, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

43.         Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period beginning on the thirty-sixth month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)          Position and Duties.

(i)          During the Employment Period, Executive shall serve as the Chief Financial Officer of the Employer and in such other positions with the Employer’s Affiliates as are consistent with his position hereunder (for no additional compensation unless additional responsibilities warrant additional compensation and both parties agree in writing) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board, the Employer’s Chief Executive Officer or their designee(s).

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(ii)         During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time; provided, however, that, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution and (2) serve as a director of such other organizations.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $112,000 per annum (the “Base Salary”). Annually, commencing in January 2013, the Board will review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer, including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

(iv)        Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than 45 days following receipt by the Employer of the reimbursement request. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit, and expenses reimbursable in any one calendar year shall not affect the amount of expenses reimbursable in any other calendar year.

(c)          Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 30 days advance written notice to the Employer (or such shorter period as may be agreed to by the Employer). Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

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(d)          Severance.

(i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) Base Salary continuation until the later of (I) the first anniversary of the date of Separation and (II) the last day of the then current Employment Period without giving effect to any automatic renewal thereof, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (B) provided that such Separation occurs on or after July 1 of the applicable calendar, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

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(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time and (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause.

44.         Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

45.         Confidential Information.

(a)          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power or as otherwise required by law). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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46.         Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive agrees that, during and after the Employment Period, he shall not at any time make any statement or representation, written or oral, which Executive knows or should know will, or which he knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the Employer and/or any of its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will only make such statements or representations which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

47.         Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)          Non-Solicitation. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), directly or indirectly, on his own behalf or on behalf of any other Person (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates or otherwise interfere with such business, clients or customers, (b) induce any current or prospective customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates and with whom Executive had any contact during the Restricted Period to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate, (c) contact, solicit, approach or induce any former customers, clients, business partners, suppliers or agents of the Employer or any of its Affiliates with whom Executive had any contact during the Restricted Period to do business with Executive or any other Person, or (d) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the Restricted Period to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

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(b)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or alleged breach by the Employer or any of its Affiliates of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

(c)          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(d)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(e)          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

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48.         Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude excluding DUI’s with no injury to others; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s lawful duties; (E) Executive’s failure or refusal to carry out Executive’s lawful assigned responsibilities; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities or (ii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

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“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

49.         Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:	JetPay, LLC
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488-

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

50.         General Provisions.

(a)          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

(c)          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

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(d)          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Dallas, Texas with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Dallas, Texas).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(g)          Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process (provided that Executive shall not be considered in breach of this Section 8(g) following the Employment Period if, in response to any such request, Executive timely notifies the Employer, in writing signed by the Executive’s then current employer, that such employer refuses to permit Executive reasonable time off to comply with such request and the Employer is required to compel Executive’s cooperation through service of a subpoena or other legal process), volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall provide transportation, lodging and a daily meal allowance, as reasonably determined by the Employer.

(h)          Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

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(i)          Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)          Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)          Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)          Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

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(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)          Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JETPAY, LLC

By:	/s/ Dave Chester
Name: Dave Chester
Title: COO

EXECUTIVE:

/s/ Michael Gage
Michael Gage

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of July 6, 2012, is made by and between JetPay, LLC (the “Employer”) and Trent Voigt (“Executive”). This Agreement shall become effective on the effective date of the Merger (the “Effective Date”), as defined in the Agreement and Plan of Merger by and among Employer, Universal Business Payment Solutions Acquisition Corporation, JP Merger Sub, LLC, WLES, L.P. and Trent Voigt, and shall be null and void ab initio in the event that the Merger does not occur.

RECITALS

WHEREAS, Executive is currently employed as the CEO of the Employer; and

WHEREAS, the Employer desires to continue Executive’s employment with the Employer as its CEO, and Executive agrees to accept such continued employment, in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

51.         Employment. The Employer agrees to employ Executive, and Executive accepts such employment hereunder, for a period of thirty-six months beginning on the Effective Date unless terminated sooner in accordance with Section 1(c) (the “Employment Period”). Notwithstanding the foregoing, the Employment Period shall be automatically renewed for an additional one year period beginning on the thirty-sixth month anniversary of the Effective Date and on each subsequent anniversary of the Effective Date thereafter unless either party notifies the other party in writing of its decision not to renew the Employment Period at least 90 days prior to the automatic renewal thereof or the Employment Period is otherwise terminated in accordance with Section 1(c).

(a)          Position and Duties.

(i)          During the Employment Period, Executive shall serve as the CEO of the Employer and in such other positions with the Employer’s Affiliates (for no additional compensation) as are determined by the Board and shall have the normal duties, responsibilities and authority implied by such position(s) and such other duties and responsibilities as are assigned by the Board or its designee(s).

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(ii)         During the Employment Period, Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the business and affairs of the Employer and its Affiliates. Executive shall not engage, directly or indirectly, in any other business, investment or activity that (a) interferes with the performance of Executive’s duties under this Agreement (which shall include the preceding sentence), (b) is contrary to the interests of the Employer or any of its Affiliates or (c) requires any portion of Executive’s business time; provided, however, that, to the extent that the following does not impair Executive’s ability to perform Executive’s duties pursuant to this Agreement (which shall include the preceding sentence), Executive, with the Board’s prior written approval (which approval may be withheld in the sole discretion of the Board), may (1) serve on the board or committee of any charitable, religious, or educational institution, (2) serve as a director of such other organizations, and (3) continue to serve as a director of JetPay Solutions LTD.

(b)          Salary, Bonus, Benefits and Expenses.

(i)          Salary. During the Employment Period, the Employer will pay Executive an initial base salary of $240,000 per annum (the “Base Salary”). Annually, commencing in 2013, the Board may review the Base Salary of Executive and may increase the Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term “Base Salary” as used in this Agreement shall refer to the Base Salary as it may be so increased.

(ii)         Annual Bonus. During the Employment Period, Executive shall be eligible to receive an annual bonus as determined by the Board in its sole discretion.

(iii)        Benefits. During the Employment Period, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Employer, under all employee benefit plans and programs of the Employer, including without limitation vacation, paid-time off, retirement, health insurance and life insurance.

(iv)        Expenses. Employer shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment by Employer in accordance with Employer’s standard policies and practices as in effect from time to time. All reimbursements under this Section 1(b)(iv) shall be made as soon as practicable following submission of a reimbursement request, but no later than the end of the year following the year during which the underlying expense was incurred. No right of Executive to reimbursement of expenses under this Agreement shall be subject to liquidation or exchange for another benefit.

(c)          Separation. The Employment Period will terminate immediately upon Executive’s death. In addition, the Employer may, at any time, terminate the Employment Period with or without Cause, or due to Executive’s Disability, in each case, upon written notice to Executive of such termination, and Executive may terminate the Employment Period with or without Good Reason upon 30 days advance written notice to the Employer (or such shorter period as may be agreed to by the Employer). Effective immediately upon any Separation, Executive shall resign, and shall be deemed to have resigned, from all officer, employee and director positions held by Executive with the Employer or any of its Affiliates.

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(d)          Severance.

(i)          Termination Without Cause or for Good Reason. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period by the Employer without Cause (other than by notice of nonrenewal of the Employment Period) or by Executive for Good Reason, the Employer shall provide Executive with the following payments and benefits:

(1)	contingent upon the execution and delivery of a general release of claims substantially in the form attached hereto as Exhibit A within sixty (60) days following the date of such termination and the expiration of any applicable revocation period, (A) Base Salary continuation until the later of (I) the first anniversary of the date of Separation and (II) the last day of the then current Employment Period without giving effect to any automatic renewal thereof, to be paid in accordance with the Company’s normal payroll procedures beginning on the sixtieth (60th) day following such Separation or, if later, the first normal payroll date of the Company thereafter, with the first such payment to include the amount of any Base Salary continuation that, but for this clause, would have been paid prior to such date, and (B) provided that such Separation occurs on or after July 1 of the applicable calendar, the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs;

(2)	any accrued but unpaid Base Salary, earned but unpaid annual bonus and accrued but unused vacation time; and

(3)	any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan.

Notwithstanding the foregoing, if Executive breaches any of the provisions of Section 3, Section 4 or Section 5 hereof, any and all remaining payments and benefits payable under this Agreement shall be immediately forfeited.

(ii)         Other Terminations. If Executive’s employment with the Employer and its Affiliates is terminated during the Employment Period due to Executive’s death or Disability, by the Employer for Cause or due to nonrenewal of the Employment Period or by Executive without Good Reason, the Employer’s and its Affiliates’ sole obligation to Executive shall be to pay to Executive (or his estate or beneficiaries, as the case may be) (x) any accrued but unpaid Base Salary and accrued but unused vacation time, (y) any accrued and vested benefits under any employee benefit plan of the Employer or its Affiliates in which Executive was participating immediately prior to such termination, such benefits to be provided in accordance with the terms of the applicable employee benefit plan; provided that in no event shall Executive be entitled to receive any payment for accrued but unused vacation time in the event of a termination by the Employer for Cause and (z) in the event that Executive’s employment with the Employer is terminated due to Executive’s death or Disability, and such Separation occurs on or after July 1 of the applicable calendar year, Executive or his estate or beneficiaries, as the case may be, shall receive the annual bonus, if any, Executive would have received for such calendar year, which annual bonus shall be paid at the time the Employer pays such bonuses to eligible employees generally but in no event later than March 15 of the calendar year following the calendar year in which such Separation occurs.

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52.         Equity Participation. During the Employment Period, Executive shall be eligible to participate in any equity-based compensation plan approved by the Board in its sole discretion for similarly situated employees on the terms and conditions set forth in such plan and the applicable award agreement.

53.         Confidential Information.

(a)          Obligation to Maintain Confidentiality. Executive shall not, during or after the Employment Period, without the prior express written consent of the Employer, directly or indirectly use or divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person (other than when required to do so in good faith to perform Executive’s duties and responsibilities under this Agreement or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). In the event that Executive becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, then prior to such disclosure, Executive will provide the Employer with prompt written notice so that the Employer may seek (with Executive’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then Executive will furnish only that portion of the Confidential Information which he is advised by counsel is legally required, and will cooperate with the Employer in the Employer’s efforts to obtain reliable assurance that confidential treatment will be accorded to the Confidential Information. Executive shall also proffer to the Employer, no later than the effective date of any termination of Executive’s employment with the Employer for any reason (or upon earlier request by the Employer), and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes, records, data, customer or client lists, marketing plans and strategies, and any other documents consisting of or containing Confidential Information that are in Executive’s actual or constructive possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Employer or any Affiliate of the Employer, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, trade secrets, data gathering methods and/or strategies of the Employer or any Affiliate of the Employer. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the Employer’s competitors (unless such availability occurs as a result of Executive’s breach of any portion of this Agreement).

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(b)          Ownership of Property. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Employer’s or any Affiliate of the Employer’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by Employer (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Employer or any Affiliate of the Employer designated by the Employer, and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Employer or such Affiliate of the Employer. Any copyrightable work prepared in whole or in part by Executive in the course of Executive’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Employer or such Affiliate of the Employer shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Employer or such Affiliate of the Employer all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the ownership of the Employer or such Affiliate of the Employer (including, without limitation, assignments, consents, powers of attorney and other instruments).

(c)          Third Party Information. Executive understands that the Employer and its Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Employer’s and its Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of Section 3(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Employer or its Affiliates who need to know such information in connection with their work for the Employer or any of its Affiliates) or use, except in connection with his work for the Employer or any of its Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than Executive if Executive is on the Board) in writing.

(d)          Use of Information of Prior Employers. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Employer or any of its Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of Executive’s duties only information which is (i) generally known and used by persons with training and experience comparable to Executive’s and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Employer or any of its Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

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54.         Non-Disparagement. Except as required by applicable law, rule or regulation or any recognized subpoena power, Executive and Employer agree that, during and after the Employment Period, neither party shall, either directly or through any employee or representative, at any time make any statement or representation, written or oral, which such party knows or should know will, or which he or it knows or should know is reasonably likely to, impair or adversely affect in any way the reputation, goodwill, business, customer or supplier relationships, or public relations of the other party and/or any of his or its Affiliates, and/or any of their respective shareholders, owners, customer, suppliers, directors, employees or officers. In the event that a party becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process) to make any such statements or representations, then prior thereto, such party will provide the other party with prompt written notice so that the other party may seek (with the original party’s cooperation) a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, then the party will only make such statements or representations which he or it is advised by counsel is legally required, and will cooperate with the other party in such party’s efforts to obtain reliable assurance that confidential treatment will be accorded to any such statements or representations.

55.         Non-Competition and Non-Solicitation. Executive acknowledges that in the course of Executive’s employment with Employer, Executive has or will become familiar with the Employer’s and its Affiliates’ trade secrets and with other Confidential Information concerning the Employer and/or its Affiliates and that Executive’s services have been and will be of special, unique and extraordinary value to the Employer and its Affiliates. In consideration of the foregoing and for other good and valuable consideration and as a material inducement to the Employer to enter into this Agreement, Executive agrees that:

(a)          Non-Competition. Executive shall not, while Executive is employed by the Employer and for 24 months after the date of any Separation (the “Restricted Period”), engage directly or indirectly anywhere in the United States, without the prior express written consent of the Employer, in any business or activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, or render any services or provide any advice to any business, activity, service or Person, if such business, activity, service or Person competes with the Business. For purposes of this Agreement, the “Business” shall mean (i) the business of providing payment processing services and related products and services to businesses and (ii) any other business activity that is competitive with the business, activities, products or services of the type conducted, authorized, offered, or provided by the Employer or any of its Affiliates, or with respect to which the Employer or any of its Affiliates has spent significant time or resources analyzing for the purposes of assessing expansion opportunities by the Employer or any of its Affiliates (provided Executive was materially involved in such analysis), during the twenty-four (24) month period prior to date of Executive’s Separation. In addition, Executive shall not, during the Restricted Period, assist, help or otherwise support, without the prior express written consent of the Employer, any Person, business or other activity, whether as an employee, consultant, partner, principal, agent, representative, director, stockholder, investor or in any other individual, corporate or representative capacity, to create, commence or otherwise initiate, or to develop, enhance or otherwise further, any business or activity if such business or activity competes (or is reasonably likely to compete (as determined by the Board in its sole discretion)) with the Business. Notwithstanding the foregoing, Executive shall not be prohibited during the Restricted Period from being a passive investor where Executive owns not more than two percent (2%) of the outstanding capital stock of any publicly-held company.

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(b)          Non-Solicitation. Executive shall not during the Restricted Period, (a) take any action to solicit or divert any business, clients or customers (or potential business, clients or customers) away from the Employer or any of its Affiliates, (b) induce customers, clients, business partners, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Employer or any of its Affiliates to terminate, reduce or alter any such association or business with or from the Employer or such Affiliate or (c) contact, solicit, approach or induce any person who is an employee or consultant of the Employer or any of its Affiliates or who was an employee or consultant of the Employer or any of its Affiliates during the one (1) year period prior to such contact, solicitation, approach or inducement to leave the employment or other service of the Company or any of its Affiliates for any reason or to otherwise accept employment with or provide services to any other Person. For purposes of this Section 5(b), “potential business” shall mean any current or reasonably foreseeable commercial activity or any current or reasonably foreseeable commercial opportunities associated with the Employer’s or any of its Affiliates’ business.

(c)          Injunctive Relief. The provisions of Section 3, Section 4 and Section 5 are material inducements to the Employer entering into and performing this Agreement. Executive acknowledges and agrees that the Employer and its Affiliates will have no adequate remedy at law, and would be irreparably harmed, if Executive breaches or threatens to breach any of the provisions of Section 3, Section 4 or Section 5 of this Agreement. Executive agrees that the Employer and its Affiliates shall be entitled to equitable and/or injunctive relief to prevent any breach or threatened breach of Section 3, Section 4 and/or Section 5 of this Agreement, and to specific performance of each of the terms of such Sections in addition to any other legal or equitable remedies that the Employer or its Affiliates may have. Executive further agrees that he shall not, in any equity proceeding relating to the enforcement of the terms of Section 3, Section 4 and/or Section 5 of this Agreement, raise the defense that the Employer has an adequate remedy at law. Each Affiliate of the Employer is a third party beneficiary of Sections 3, 4 and 5 and may enforce their terms as if it were party hereto.  Executive further acknowledges and agrees that (i) any breach or claimed breach of the provisions set forth in this Agreement, or any other claims Executive may have against the Employer or any of its Affiliates, will not be a defense to enforcement of the restrictions set forth in Sections 3, 4 and 5 and (ii) the circumstances of Executive’s termination of employment with the Employer will have no impact on the Executive’s obligations under Sections 3, 4 and 5.

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(d)          Special Severability. The terms and provisions of Section 3, Section 4 and Section 5 of this Agreement are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by such Sections be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of Section 3, Section 4 and/or Section 5 of this Agreement unreasonable in duration or geographic scope or otherwise, Executive and the Employer agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

(e)          Extension of Restricted Period. If Executive breaches any of the covenants contained in Section 5(a) or Section 5(b), then the Restricted Period shall be extended for a period of time equal to the period of time during which Executive is in breach of such restrictive covenant.

(f)          Additional Acknowledgments. Executive acknowledges that the provisions of this Section 5 are in consideration of employment with Employer and additional good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Sections 3, 4 and 5 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive’s ability to earn a living. The covenants in this Sections 3, 4 and 5 are independent of the covenants in any other agreement between the parties.

56.         Definitions.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Board” means the Employer’s board of directors.

“Cause” means: (A) Executive’s conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude; (B) a determination by the Board that Executive committed fraud, misappropriation or embezzlement against any Person; (C) Executive’s material breach of the terms of this Agreement or Executive’s material breach of any other agreement with the Employer or any of its Affiliates; (D) Executive’s willful or gross neglect of Executive’s duties or willful or gross misconduct in performance of Executive’s duties; (E) Executive’s failure or refusal to carry out Executive’s lawfully assigned responsibilities consistent with his position to the best of the Executive’s ability; or (F) Executive’s breach of fiduciary duty owed to the Employer or any of its Affiliates; provided, however, that with respect to subsections (C), (D) and (E) above, Cause will only be deemed to occur after written notice to Executive of such failure, neglect or misconduct giving rise to Cause and the failure by Executive to cure such failure, neglect or misconduct (which is capable of cure) within 10 days after written notice, provided that Executive shall be entitled to no more than one opportunity to cure with respect to subsections (C), (D) and (E).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder.

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“Disability” means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive’s duties, with or without reasonable accommodation, for a period of 120 consecutive days, as determined by the Board in good faith.

“Good Reason” means without Executive’s consent (i) a significant diminution in Executive’s level of responsibilities, (ii) the permanent relocation or transfer of Executive’s principal work address to a location more than 50 miles beyond Executive’s then current work address, or (iii) any material breach by Employer of the terms of this Agreement. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless Executive notifies the Employer within ninety (90) days after the occurrence of the event which Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which Executive believes constitutes the basis for Good Reason and the Employer does not cure such act or failure to act within thirty (30) days after receipt of such notice.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Separation” means the cessation of employment of Executive with the Employer or any successor thereto for any reason.

57.         Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated and shall be effective upon receipt:

To the Employer:
JetPay, LLC
c/o Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
Suite F-200
Radnor, PA 19087
Attention: Chief Executive Officer
Facsimile: (877) 861-8488

With a copy to Employer’s
counsel at:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Facsimile: (215) 994-2222

To Executive:	at the address listed in the Employer’s personnel records

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58.         General Provisions.

(a)          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will (except as otherwise expressly provided herein) be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)          Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including without limitation any term sheets addressing potential provisions of this Agreement.

(c)          No Strict Construction; Headings. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(d)          Counterparts. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement shall become effective only when counterparts have been executed and delivered by all parties whose names are set forth on the signature page(s) hereof.

(e)          Successors and Assigns. This Agreement may be assigned by the Employer to one of its Affiliates, but shall not be assignable by Executive. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Employer and their respective successors and assigns.

(f)          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflicts of law.  Both the Employer and Executive agree to appear before and submit exclusively to the jurisdiction of the federal courts with authority over Dallas, Texas with respect to any controversy, dispute, or claim arising out of or relating to this Agreement (or if such controversy, dispute or claim may not be brought in federal court, to the state courts located in Dallas, Texas).  Both the Employer and Executive also agree to waive, to the fullest possible extent, the defense of an inconvenient forum.  THE EMPLOYER AND EXECUTIVE HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

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(g)          Executive’s Cooperation. During the Employment Period and thereafter, Executive shall cooperate with the Employer and its Affiliates in any disputes with third parties, internal investigations or administrative, regulatory or judicial proceedings as reasonably requested by the Employer (including, without limitation, Executive being available to the Employer upon reasonable notice and at a reasonable location for interviews and factual investigations, appearing at the Employer’s request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Employer all pertinent information and turning over to the Employer all relevant documents which are or may come into Executive’s possession, all at times and on schedules that are reasonably consistent with Executive’s other permitted activities and commitments). In the event the Employer requires Executive’s cooperation in accordance with this Section after Executive’s Separation, the Employer shall reimburse Executive solely for reasonable travel expenses (including lodging and meals, upon submission of receipts).

(h)          Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Employer and Executive.

(i)          Insurance. The Employer, at its sole discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable by Employer. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and continue such insurance.

(j)          Withholding. All payments and benefits due to Executive under this Agreement or otherwise shall be subject to withholding on account of federal, state and local taxes, as determined by the Employer.

(k)          Survival. Sections 3 through 8 shall survive a Separation and shall remain in full force and effect after such Separation.

(l)          Code Section 409A.

(i)          It is the intent of the parties that this Agreement be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Code Section 409A. Notwithstanding the foregoing, neither the Employer, its Affiliates nor any of their respective directors, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Executive as a result of the application of Code Section 409A.

(ii)         Notwithstanding anything in this Agreement to the contrary, any severance payments due hereunder, and any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A and that would otherwise be payable or distributable hereunder by reason of Executive’s termination of employment, will not be payable or distributable to Executive unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” within the meaning of Code Section 409A (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date on which an event occurs that constitutes a Code Section 409A-compliant “separation from service.”

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(iii)        Notwithstanding any other provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Code Section 409A and a payment or benefit provided for in this Agreement would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after Executive’s "separation from service" (within the meaning of Code Section 409A), then such payment or benefit required under this Agreement shall not be paid (or commence) during the six-month period immediately following the Executive’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six-month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Executive in a lump-sum cash payment on the earlier of (i) the first regular payroll date of the seventh month following the Executive’s separation from service and (ii) the 10th business day following the Executive’s death.

(iv)        Executive’s right to receive any installment payments under this Agreement, including without limitation any salary continuation payments following Executive’s Separation, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A.

(m)          Code Section 280G. Notwithstanding anything in this Agreement to the contrary, if any of the payments and benefits provided for under this Agreement or any other agreement or arrangement between the Employer or its Affiliates and the Executive (collectively, the “Payments”) constitute a “parachute payment’ within the meaning of Code Section 280G and, but for the reduction specified in this Section 8(m), would be subject to the excise tax imposed by Code Section 4999 or would otherwise not be deductible by reason of Code Section 280G, then the Payments shall be reduced by the least amount necessary to result in no portion of such Payments being subject to the excise tax under Code Section 4999 and no portion of such Payments being non-deductible by reason of Code Section 280G. Any reduction in the Payments pursuant to the preceding sentence shall be applied first against the Payments that are payable in cash, with amounts that are payable last reduced first; then against Payments due in respect of any equity or equity derivatives that are included under Code Section 280G at full value; then against Payments due in respect of any equity or equity derivatives included under Code Section 280G at an accelerated value; and, finally, against any other non-cash benefits.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JETPAY, LLC

By:	/s/ Trent Voigt
Name: Trent Voigt
Title: CEO

TRENT VOIGT:

/s/ Trent Voigt

149

Exhibit A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Trent Voigt (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges JetPay, LLC (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Texas Commission on Human Rights Act, Texas Labor Code §§ 21.001 et seq., the Texas Payday Act, Texas Labor Code §§ 61.01 et seq., the Texas Employment Discrimination Law, Texas Labor Code §§ 21.051 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Section 1(b)(iv) and 1(d) of the Employment Agreement between the executive and the Company dated July 6, 2012 and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Trent Voigt

Dated:_________________

151

Exhibit A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Michael Gage (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges JetPay, LLC (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Texas Commission on Human Rights Act, Texas Labor Code §§ 21.001 et seq., the Texas Payday Act, Texas Labor Code §§ 61.01 et seq., the Texas Employment Discrimination Law, Texas Labor Code §§ 21.051 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Section 1(b)(iv) and 1(d) of the Employment Agreement between the executive and the Company dated July 6, 2012 and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

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The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Michael Gage

Dated:_________________

153

Exhibit A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Todd Fuller (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges JetPay, LLC (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Texas Commission on Human Rights Act, Texas Labor Code §§ 21.001 et seq., the Texas Payday Act, Texas Labor Code §§ 61.01 et seq., the Texas Employment Discrimination Law, Texas Labor Code §§ 21.051 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Section 1(b)(iv) and 1(d) of the Employment Agreement between the executive and the Company dated July 6, 2012 and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

154

The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Todd Fuller

Dated:_________________

155

Exhibit A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, David Chester (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges JetPay, LLC (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Texas Commission on Human Rights Act, Texas Labor Code §§ 21.001 et seq., the Texas Payday Act, Texas Labor Code §§ 61.01 et seq., the Texas Employment Discrimination Law, Texas Labor Code §§ 21.051 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Section 1(b)(iv) and 1(d) of the Employment Agreement between the executive and the Company dated July 6, 2012 and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

156

The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

David Chester

Dated:_________________

157

Exhibit A

General Release of Claims

IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, Shiv Enjeti (the “Executive”), on behalf of himself and his heirs, executors, administrators, and assigns, releases and discharges JetPay, LLC (the “Company”) and its past, present and future subsidiaries, divisions, affiliates and parents, and their respective current and former officers, directors, shareholders, employees, agents, and/or owners, and their respective successors and assigns, and any other person or entity claimed to be jointly or severally liable with the Company or any of the aforementioned persons or entities (the “Released Parties”) from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever (“Claims”) which the Executive and his heirs, executors, administrators, and assigns have, had, or may hereafter have, against the Released Parties or any of them arising at any time from the beginning of the world to the date hereof, including but not limited to any and all Claims arising under any federal, state, or local statute, rule, or regulation, or principle of contract law or common law relating to the Executive’s employment by the Company and the cessation thereof, including but not limited to claims under the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. §§ 2601 et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§ 2000 et seq., the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §§ 621 et seq. (the “ADEA”), the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §§ 12101 et seq., the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. §§2101 et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. §§ 1001 et seq., the Texas Commission on Human Rights Act, Texas Labor Code §§ 21.001 et seq., the Texas Payday Act, Texas Labor Code §§ 61.01 et seq., the Texas Employment Discrimination Law, Texas Labor Code §§ 21.051 et seq., and any other equivalent or similar federal, state, or local statute; provided, however, that the Executive does not release or discharge the Released Parties from (i) any Claims to any payments due to the Executive pursuant to Section 1(b)(iv) and 1(d) of the Employment Agreement between the executive and the Company dated July 6, 2012 and (ii) any Claims to any vested benefits due to the Executive under any employee benefit plans sponsored or maintained by the Company. It is understood that nothing in this general release is to be construed as an admission on behalf of the Released Parties of any wrongdoing with respect to the Executive, any such wrongdoing being expressly denied.

The Executive represents and warrants that he fully understands the terms of this General Release, and that he knowingly and voluntarily, of his own free will, without any duress, being fully informed, and after due deliberation, accepts its terms and signs below as his own free act. Except as otherwise provided herein, the Executive understands that as a result of executing this General Release, he will not have the right to assert that the Company or any other of the Released Parties unlawfully terminated his employment or violated any of his rights in connection with his employment or otherwise.

158

The Executive further represents and warrants that he has not filed, and will not initiate, or cause to be initiated on his behalf any complaint, charge, claim, or proceeding against any of the Released Parties before any federal, state, or local agency, court, or other body relating to any claims barred or released in this General Release thereof, and will not voluntarily participate in such a proceeding. However, nothing in this General Release shall preclude or prevent the Executive from filing a claim which challenges the validity of this General Release solely with respect to the Executive’s waiver of any Claims arising under the ADEA, nor shall this General Release preclude or prevent Executive from filing a charge of discrimination with the U.S. Equal Employment Opportunity Commission or similar state or local agency. The Executive shall not accept any relief obtained on his behalf by any government agency, private party, class, or otherwise with respect to any claims covered by this General Release.

THE EXECUTIVE IS HEREBY ADVISED TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS RELEASE. The Executive may take twenty-one (21) or, if required under the ADEA, forty-five (45) days to consider whether to execute this General Release. Upon the Executive’s execution of this General Release, the Executive will have seven (7) days after such execution in which he may revoke such execution. In the event of revocation, the Executive must present written notice of such revocation to the office of the Company. If seven (7) days pass without receipt of such notice of revocation, this General Release shall become binding and effective on the eighth (8th) day after the execution hereof.

This Release shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principles of conflicts of law applicable therein.

Whenever possible, each provision of this Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, but this Release will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

THE UNDERSIGNED, INTENDING TO BE LEGALLY BOUND BY THE FOREGOING TERMS, HEREBY APPLIES HIS SIGNATURE VOLUNTARILY AND WITH FULL UNDERSTANDING OF THE TERMS OF THIS RELEASE AND EXECUTES THIS RELEASE AS OF THE DATE SET FORTH BELOW.

Shiv Enjeti

Dated:_________________

159